The information in this prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Filed pursuant to Rule 497
Registration No. 333-165585

Subject to Completion
Preliminary Prospectus Supplement dated November 9, 2010

PROSPECTUS SUPPLEMENT
(To Prospectus dated October 8, 2010)

10,000,000 Shares

Common Stock

               We are offering for sale 10,000,000 shares of our common stock.

               Ares Capital Corporation is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, we also make equity investments.

               We are externally managed by Ares Capital Management LLC, an affiliate of Ares Management LLC, a global alternative asset manager and a Securities and Exchange Commission ("SEC") registered investment adviser with approximately $37 billion of total committed capital under management as of September 30, 2010. Ares Operations LLC, an affiliate of Ares Management LLC, provides the administrative services necessary for us to operate.

               Our common stock is traded on The NASDAQ Global Select Market under the symbol "ARCC." On November 8, 2010, the last reported sales price of our common stock on The NASDAQ Global Select Market was $17.25 per share. The net asset value per share of our common stock at September 30, 2010 (the last date prior to the date of this prospectus supplement on which our board of directors determined net asset value) was $14.43.

               Investing in our common stock involves risks that are described in the "Risk Factors" section beginning on page 25 of the accompanying prospectus, including the risk of leverage.

               This prospectus supplement and the accompanying prospectus concisely provide important information about us that you should know before investing in our common stock. Please read this prospectus supplement and the accompanying prospectus before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. The SEC also maintains a website at www.sec.gov that contains such information. The information on the websites referred to herein is not incorporated by reference into this prospectus supplement and the accompanying prospectus.

	Per Share	Total
Public offering price	$	$
Underwriting discount (sales load)	$	$
Proceeds, before expenses, to Ares Capital Corporation(1)	$	$
(1)
Before deducting expenses payable by us related to this offering, estimated at $                         .

               The underwriters may also purchase up to an additional 1,500,000 shares from us at the public offering price, less the underwriting discount, within 30 days of the date of this prospectus supplement to cover overallotments. If the underwriters exercise this option in full, the total public offering price will be $            , the total underwriting discount (sales load) paid by us will be $            , and total proceeds, before expenses, will be $            .

               Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

               The shares will be ready for delivery on or about                        , 2010.

Joint Bookrunners

Wells Fargo Securities	BofA Merrill Lynch	SunTrust Robinson Humphrey

Lead Managers

Deutsche Bank Securities	Morgan Stanley

Co-Managers

BB&T Capital Markets
BMO Capital Markets
Stifel Nicolaus Weisel
JMP Securities

The date of this prospectus supplement is                        , 2010.

              You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus supplement and the accompanying prospectus is accurate only as of the date on the front cover of this prospectus supplement or such prospectus, as applicable. Our business, financial condition, results of operations and prospects may have changed since that date.

Prospectus Supplement

Prospectus

i

FORWARD-LOOKING STATEMENTS

              Some of the statements in this prospectus supplement and the accompanying prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus supplement involve a number of risks and uncertainties, including statements concerning:

  •
  our, or our portfolio companies', future business, operations, operating results or prospects;

  •
  the return or impact of current and future investments;

  •
  the impact of a protracted decline in the liquidity of credit markets on our business;

  •
  the impact of fluctuations in interest rates on our business;

  •
  the impact of changes in laws or regulations governing our operations or the operations of our portfolio companies;

  •
  the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

  •
  our ability to successfully integrate our business with the business of Allied Capital Corporation;

  •
  our ability to recover unrealized losses;

  •
  our ability to successfully invest any capital raised in this offering;

  •
  market conditions and our ability to access alternative debt markets and additional debt and equity capital;

  •
  our contractual arrangements and relationships with third parties;

  •
  the general economy and its impact on the industries in which we invest;

  •
  the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  our ability to successfully integrate any acquisitions;

  •
  the adequacy of our cash resources and working capital;

  •
  the timing, form and amount of any dividends or distributions;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies; and

  •
  the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments.

              We use words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. Our actual results and condition could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" in the accompanying prospectus and the other information included in this prospectus supplement or the accompanying prospectus.

              The forward-looking statements included in this prospectus supplement and the accompanying prospectus have been based on information available to us as of their respective dates, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

              The forward-looking statements in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933 (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act").

THE COMPANY

              This summary highlights some of the information contained elsewhere in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk Factors" in the accompanying prospectus and the other information included in this prospectus supplement and the accompanying prospectus. Except where the context suggests otherwise, the terms "we," "us," "our," "the Company" and "Ares Capital" refer to Ares Capital Corporation and its consolidated subsidiaries; "Ares Capital Management" or "the investment adviser" refers to Ares Capital Management LLC; "Ares Operations" refers to Ares Operations LLC; and "Ares" refers to Ares Partners Management Company LLC and its affiliated companies (other than portfolio companies of its affiliated funds), including Ares Management LLC, which we refer to separately as "Ares Management."

              As described in more detail below, we consummated the acquisition (the "Allied Acquisition") of Allied Capital Corporation ("Allied Capital") on April 1, 2010. Other than as set forth in the pro forma financial information or otherwise specifically set forth herein or the accompanying prospectus, financial information presented herein and in the accompanying prospectus for and as of periods ended on or prior to March 31, 2010 does not include any information in respect of Allied Capital. In addition, other than as set forth in the pro forma financial information or otherwise specifically set forth herein or the accompanying prospectus, financial information for the nine months ended September 30, 2010, including, without limitation, with respect to the Company's consolidated statements of operations, stockholders' equity and cash flows, only includes results attributable to Allied Capital for the period beginning on April 1, 2010.

Ares Capital

              Ares Capital, a Maryland corporation, is a specialty finance company that is a closed-end, non-diversified management investment company. We have elected to be regulated as a business development company, or a "BDC," under the Investment Company Act of 1940, or the "Investment Company Act." We were founded on April 16, 2004, were initially funded on June 23, 2004 and completed our initial public offering on October 8, 2004. We are one of the largest BDCs with approximately $12 billion of total committed capital under management as of September 30, 2010, including available debt capacity (subject to leverage restrictions), funds managed or co-managed by us or one of our wholly owned subsidiaries and funds managed or sub-managed by our wholly owned portfolio company, Ivy Hill Asset Management, L.P. ("IHAM").

              Ares Capital's investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in U.S. middle market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. However, we may from time to time invest in larger companies. In this prospectus supplement, we generally use the term "middle market" to refer to companies with annual EBITDA between $10 million and $250 million. As used herein, EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

              On April 1, 2010, we consummated the Allied Acquisition in an all stock merger whereby each existing share of common stock of Allied Capital was exchanged for 0.325 shares of our common stock. The Allied Acquisition was valued at approximately $908 million as of April 1, 2010. In connection therewith, we issued approximately 58.5 million shares of our common stock to Allied Capital's then-existing stockholders, thereby resulting in our then-existing stockholders owning approximately 69% of the combined company and the then-existing Allied Capital stockholders owning approximately 31% of the combined company. For a description of the risks that the Company may face as a result of the Allied Acquisition, see in the accompanying prospectus "Risk Factors—Risks Relating to Our Business—We may be unable to realize the benefits anticipated by the Allied Acquisition, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits."

              We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt is subordinated to senior loans and is generally unsecured. Our investments have ranged between $20 million and $200 million each, although the investment sizes may be more or less than the targeted range. Our investment sizes are expected to grow with our capital availability.

              To a lesser extent, we also make equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent loan investment). However, we may increase the size or change the nature of these investments. Also, as a result of the Allied Acquisition, Allied Capital's equity investments, including equity investments larger than those we have historically made and controlled portfolio company equity investments, became part of our portfolio. We intend to actively seek opportunities over time to dispose of certain of these non-yielding equity investments, as well as lower or non-yielding debt investments acquired as part of the Allied Acquisition (i..e, the legacy Allied Capital portfolio) and rotate them into higher-yielding first and second lien senior loans and mezzanine debt investments. As of April 1, 2010, the investments comprising the legacy Allied Capital portfolio had a fair value of approximately $1.8 billion and a total weighted average yield at fair value of approximately 9.1%, including approximately $769 million at fair value of lower or non-yielding debt and equity securities with an aggregate weighted average yield at fair value of 1.2% and approximately $1.1 billion at fair value of higher-yielding debt and collateralized loan obligation securities with an aggregate weighted average yield of 14.8%. Since April 1, 2010 through September 30, 2010, we have decreased the assets comprising the legacy Allied Capital portfolio by approximately $153 million, primarily as a result of payoffs and exits of approximately $261 million, offset by an increase in net unrealized appreciation in the portfolio of approximately $67 million, and other increases of approximately $40 million due to fundings of revolving and other commitments of $23 million, payment-in-kind interest and accretion of purchase discounts. As of September 30, 2010, the remaining investments in the legacy Allied Capital portfolio had a fair value of approximately $1.7 billion and a total weighted average yield at fair value of approximately 9.9%, including approximately $600 million at fair value of lower or non-yielding debt and equity investments with an aggregate weighted average yield at fair value of 1.6% and approximately $1.1 billion at fair value of higher-yielding debt and collateralized loan obligation investments with an aggregate weighted average yield of 14.5%. The total fair value of investments on non-accrual status in the legacy Allied Capital portfolio has decreased by approximately $128 million, from approximately $336 million at fair value as of April 1, 2010 to approximately $208 million at fair value as of September 30, 2010. Ares Capital intends to continue its strategy of rotating and repositioning a portion of the legacy Allied Capital portfolio, with a focus on reducing our holdings of lower and non-yielding investments and investments on non-accrual, over time. However, there can be no assurance that this strategy will be successful. For risks relating to our equity investments, see in the accompanying prospectus "Risk Factors—Risks Relating to Our Investments—Investments in equity securities involve a substantial degree of risk."

              The proportion of these investments will change over time given our views on, among other things, the economic and credit environment we are operating in. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may syndicate a portion of such amount to third parties, such that we make a smaller investment than what was reflected in our original commitment.

              The first and second lien senior loans in which we invest generally have stated terms of three to 10 years and the mezzanine debt investments in which we invest generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, we may invest in loans and securities with any maturity or duration. The instruments that we invest in typically are not initially rated by any rating agency, but we believe that if such instruments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB-" by Fitch Ratings or lower than "BBB-" by Standard & Poor's). We may invest without limit in debt or other securities of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

              We believe that our investment adviser, Ares Capital Management, is able to leverage Ares' current investment platform, resources and existing relationships with financial sponsors, financial institutions, hedge funds and other investment firms to provide us with attractive investments. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for more than 12 years and its senior principals have an average of over 20 years experience investing in senior loans, high yield bonds, mezzanine debt and private equity securities. The Company has access to the Ares staff of approximately 140 investment professionals and approximately 190 administrative professionals who provide assistance in accounting, finance, legal, compliance, operations, information technology and investor relations.

              Since our inception on October 8, 2004 through September 30, 2010, our realized gains have exceeded our realized losses by $13.8 million (excluding the one-time gain on the Allied Acquisition and gains/losses from the extinguishment of debt). For this same time period, our portfolio exits have resulted in an aggregate cash flow realized internal rate of return to us of approximately 14% on original cash invested of $2.5 billion and total proceeds from such exits of $2.9 billion. Approximately 81% of the exits resulted in an aggregate cash flow internal rate of return to us of 10% or greater. Internal rate of return is the discount rate that makes the net present value of all cash flows related to a particular investment equal to zero. Internal rate of return is gross of expenses related to investments as these expenses are not allocable to specific investments. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of our debt investment or sale of an investment or through the determination that no further consideration was collectible and, thus, a loss may have been realized. These internal rate of return results are historical results relating to our past performance and are not necessarily indicative of future results, the achievement of which cannot be assured.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in opportunistic investments of non-eligible portfolio companies. Specifically, as part of this 30% basket, we may invest in debt of middle-market companies located outside of the United States, in investment funds that are operating pursuant to certain exceptions to the Investment Company Act, in advisers to similar investment funds and in debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the Investment Company Act. We expect that these public companies generally will have debt that may be non-investment grade. From time to time we may also invest in high yield bonds, which, depending on the issuer, may or may not be included in this 30% basket.

              We and GE Commercial Finance Investment Advisory Services LLC ("GE") also co-manage an unconsolidated senior debt fund, the Senior Secured Loan Fund LLC, or the "Senior Secured Loan Program." The Senior Secured Loan Program was initially formed in December 2007 to invest in "unitranche" loans (loans that combine both senior and subordinated debt, generally in a first lien position) of middle-market companies and currently has approximately $3.6 billion of total committed capital, approximately $2.0 billion in aggregate principal amount of which was funded as of September 30, 2010. At September 30, 2010, the Company's total commitment to the Senior Secured Loan Program was $0.5 billion, of which $98 million was unfunded. The Senior Secured Loan Program is capitalized as transactions are completed. Investments made by the program must be approved by both the Company and GE.

              In addition, we have made investments in our portfolio company, IHAM, which manages five unconsolidated senior debt funds: Ivy Hill Middle Market Credit Fund, Ltd. ("Ivy Hill I"), Ivy Hill Middle Market Credit Fund II, Ltd. ("Ivy Hill II"), Ivy Hill Senior Debt Fund, L.P. and related vehicles ("Ivy Hill SDF" and, together with Ivy Hill I and Ivy Hill II, the "Ivy Hill Funds"), Knightsbridge CLO 2007-1, Ltd. and Knightsbridge CLO 2008-1, Ltd. In addition, IHAM serves as the sub-adviser/sub-manager for four others: CoLTS 2005-1 Ltd., CoLTS 2005-2 Ltd., CoLTS 2007-1 Ltd. and FirstLight Funding I, Ltd. As of September 30, 2010, IHAM had total committed capital under management of over $2.7 billion, which includes approximately $0.3 billion of capital committed by Ares Capital.

              We also manage an unconsolidated fund, AGILE Fund I, LLC (the "AGILE Fund"), and our wholly owned subsidiary A.C. Corporation manages three unconsolidated loan funds: Emporia Preferred Funding I, Ltd., Emporia Preferred Funding II, Ltd. and Emporia Preferred Funding III, Ltd. As of September 30, 2010, A.C. Corporation managed approximately $1.2 billion of committed capital. In August 2010, the Company made an incremental cash investment of approximately $8 million in IHAM to facilitate IHAM's acquisition of an equity interest in Emporia Preferred Funding III, Ltd.

About Ares

              Founded in 1997, Ares is a global alternative asset manager and SEC registered investment adviser with approximately $37 billion of total committed capital under management and over 330 employees as of September 30, 2010.

              Ares specializes in originating and managing assets in both the leveraged finance and private equity markets. Ares' leveraged finance activities include the origination, acquisition and management of senior loans, high yield bonds, mezzanine debt and special situation investments. Ares' private equity activities focus on providing flexible, junior capital to middle-market companies. Ares has the ability to invest across a capital structure, from senior floating rate debt to common equity. This flexibility, combined with Ares' "buy and hold" philosophy, enables Ares to structure an investment to meet the specific needs of a company rather than the less flexible demands of the public markets.

              Ares is comprised of the following groups:

  •
  Private Debt Group. The Ares Private Debt Group manages the assets of Ares Capital, Ares Credit Strategies Fund II, L.P., Ares Credit Strategies Fund III, L.P. and Ares' private debt middle market financing business in Europe, Ares Capital Europe ("ACE"), which together had approximately $13 billion of committed capital under management as of September 30, 2010. The Private Debt Group focuses primarily on non-syndicated first and second lien senior loans and mezzanine debt, which in some cases may include an equity component. The Private Debt Group also makes equity investments in private middle-market companies, usually in conjunction with loans.

  •
  Capital Markets Group. The Ares Capital Markets Group managed approximately $18 billion of committed capital as of September 30, 2010 through a variety of funds and investment vehicles, focusing primarily on syndicated senior secured loans, high yield bonds, distressed debt, other liquid fixed income investments and other publicly traded debt securities.

  •
  Private Equity Group. The Ares Private Equity Group managed approximately $6 billion of committed capital as of September 30, 2010, primarily through Ares Corporate Opportunities Fund L.P., Ares Corporate Opportunities Fund II, L.P. and Ares Corporate Opportunities Fund III, L.P. (collectively referred to as "ACOF"). ACOF generally makes private equity investments in amounts substantially larger than the private equity investments anticipated to be made by Ares Capital. In particular, the Private Equity Group generally focuses on control-oriented equity investments in under-capitalized companies or companies with capital structure issues.

              Ares' senior principals have been working together as a group for many years and have an average of over 20 years of experience in leveraged finance, private equity, distressed debt, investment banking and capital markets. They are backed by a large team of highly disciplined professionals. Ares' rigorous investment approach is based upon an intensive, independent financial analysis, with a focus on preservation of capital, diversification and active portfolio management. These fundamentals underlie Ares' investment strategy and have resulted in large pension funds, banks, insurance companies, endowments and high net worth individuals investing in Ares' funds.

Ares Capital Management

              Ares Capital Management, our investment adviser, is served by a dedicated origination and transaction development team of approximately 72 investment professionals led by the senior partners of Ares Capital Management: Michael Arougheti, Eric Beckman, Kipp deVeer, Mitchell Goldstein and Michael Smith. Ares Capital Management leverages off of Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals. Ares has over 140 investment professionals covering current investments in approximately 1,000 companies across over 30 industries. Ares Capital Management's investment committee has nine members, including the senior partners of Ares Capital Management and senior partners in Ares' Capital Markets and Private Equity Groups and ACE.

Recent Developments

              On October 21, 2010, we issued $200 million of senior unsecured notes that mature on October 15, 2040 (the "2040 Notes") and may be redeemed in whole or in part at our option at any time or from time to time on or after October 15, 2015 at a par redemption price of $25 per security plus accrued and unpaid interest. The principal amount of the 2040 Notes will be payable at maturity. The 2040 Notes bear interest at a rate of 7.75% per year payable quarterly commencing on January 15, 2011. Total proceeds from the issuance of the 2040 Notes, net of underwriters' discount and offering costs, were approximately $193 million. We used the net proceeds of this offering to repay outstanding indebtedness under our senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility").

              As of November 3, 2010, we had made new investment commitments of $128 million, all of which were funded, since September 30, 2010. Of these new investment commitments, 61% were in investments in subordinated notes of the Senior Secured Loan Program, 29% were in first lien senior secured debt, 2% were in second lien senior secured debt, and 8% were in equity securities. Of the $128 million of new investment commitments, 66% were fixed rate with a weighted average yield at amortized cost of 15.2% and 31% were floating rate with a weighted average spread at amortized cost of 6.2%.

              As of November 3, 2010, we had exited $146 million of investments since September 30, 2010. Of these investments, 33% were in first lien senior secured debt, 37% were in senior subordinated debt, 17% were in second lien senior secured debt and 13% were in equity investments. Of the $146 million of investments exited, 30% were in fixed rate investments with a weighted average yield at amortized cost of 17.4%. Of the remaining investments, 54% were in floating rate investments with a weighted average spread at amortized cost of 6.7%, 3% were investments on non-accrual status and 13% were non-interest earning. Also, of the $146 million of investments exited since September 30, 2010, $66 million were investments acquired as part of the Allied Acquisition, including $4 million that were on non-accrual status. Additionally, we have recognized net realized gains of approximately $19 million on the investments exited that were acquired as part of the Allied Acquisition.

              In addition, as of November 3, 2010, we had an investment backlog and pipeline of $180 million and $310 million, respectively. We may syndicate a portion of these investments and commitments to third parties. The consummation of any of the investments in this backlog and pipeline depends upon, among other things: satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment and the execution and delivery of satisfactory transaction documentation. We cannot assure you that we will make any of these investments or that we will syndicate any portion of such investments and commitments.

              We are in the process of changing transfer agents and expect that The Bank of New York Mellon ("BNY Mellon") will replace Computershare Trust Company, N.A. ("Computershare") as our transfer agent, dividend paying agent, registrar and dividend plan administrator in December. Upon any such change, all references in the accompanying prospectus to the transfer agent, dividend paying agent, registrar or dividend plan administrator, or to Computershare, acting in its capacity as such, shall be deemed to be references to BNY Mellon.

Our Corporate Information

              Our administrative offices are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, telephone number (310) 201-4200, and our executive offices are located at 280 Park Avenue, 22nd Floor, Building East, New York, New York 10017, telephone number (212) 750-7300.

FEES AND EXPENSES

              The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear, directly or indirectly, based on the assumptions set forth below. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement or the accompanying prospectus contains a reference to fees or expenses paid or to be paid by "you," "us," "the Company" or "Ares Capital," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Ares Capital.

Stockholder transaction expenses (as a percentage of offering price):
Sales load paid by us	4.50	%(1)
Offering expenses borne by us	0.34	%(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses paid by us	4.84%

Estimated annual expenses (as a percentage of consolidated net assets attributable to common stock)(4):
Management fees	2.23	%(5)
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income, subject to certain limitations)	2.48	%(6)
Interest payments on borrowed funds	3.30	%(7)
Other expenses	2.30	%(8)
Acquired fund fees and expenses	0.01	%(9)

Total annual expenses (estimated)	10.32	%(10)

(1)
The underwriting discounts and commissions with respect to the shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)
Amount reflects estimated offering expenses of approximately $0.7 million and based on the 10,000,000 shares offered in this offering (assuming that the underwriters do not exercise their overallotment option).

(3)
The expenses of the dividend reinvestment plan are included in "other expenses."

(4)
"Consolidated net assets attributable to common stock" equals our average net assets for the nine months ended September 30, 2010 plus the anticipated net proceeds from this offering (assuming that the underwriters do not exercise their overallotment option). Because the Allied Acquisition was consummated on April 1, 2010 and because we calculate consolidated net assets attributable to common stock as a monthly average based on the period from January 1, 2010 to September 30, 2010, the consolidated net assets attributable to common stock used to calculate the amounts shown in this table are significantly lower than our net assets as of September 30, 2010.

(5)
Our management fee is currently 1.5% of our total assets other than cash and cash equivalents (which includes assets purchased with borrowed amounts). For the purposes of this table, we have assumed that we maintain no cash or cash equivalents. The 2.23% reflected on the table is calculated on our average net assets (rather than our total assets). See "Management—Investment Advisory and Management Agreement" in the accompanying prospectus.

(6)
This item represents our investment adviser's incentive fees based on annualizing actual amounts earned on our pre-incentive fee net income for the nine months ended September 30, 2010 and assumes that the incentive fees earned at the end of the 2010 calendar year will be based on the actual realized capital gains as of September 30, 2010, computed net of realized capital losses and unrealized capital depreciation. Because the Allied Acquisition was consummated on April 1, 2010 and because we calculate our incentive fee earned on our pre-incentive fee net income by annualizing our pre-incentive fee net income for the period from January 1, 2010 to September 30, 2010, this percentage is slightly lower than what we anticipate it would have been had we consummated the Allied Acquisition on January 1, 2010. It also assumes that this fee will remain constant although it is based on Ares Capital's performance and will not be paid unless Ares Capital achieves certain goals.

    We expect to invest or otherwise utilize all of the net proceeds from this offering within three months of the date of this offering and may have capital gains and interest income that could result in the payment of an incentive fee to our investment adviser in the first year after completion of this offering. Since our inception, the average quarterly incentive fee payable to our investment adviser has been approximately 0.63% of our weighted net assets (2.5% on an annualized basis). For more detailed information about incentive fees previously incurred by us, please see Note 3 to our consolidated financial statements for the period ended September 30, 2010.

    The incentive fee consists of two parts:

    The first, payable quarterly in arrears, equals 20% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 2.00% quarterly (8% annualized) hurdle rate and a "catch-up" provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.00% but then receives, as a "catch-up," 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.50%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.50% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply.

    The second part, payable annually in arrears, equals 20% of our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

    We will defer cash payment of any incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 8.0% of our net assets at the beginning of such period. These calculations will be adjusted for any share issuances or repurchases.

    See "Management—Investment Advisory and Management Agreement" in the accompanying prospectus.

(7)
"Interest payments on borrowed funds" represents an estimate of our annualized interest expenses based on actual interest and credit facility expenses incurred for the nine months ended September 30, 2010. Because the Allied Acquisition was consummated on April 1, 2010 and because we calculate our interest expenses by annualizing our actual interest and credit facility expenses incurred for the period from January 1, 2010 to September 30, 2010, this percentage is slightly lower than what we anticipate it would have been had we consummated the Allied Acquisition on January 1, 2010. During the nine months ended September 30, 2010, our average borrowings were $1,474.2 million and cash paid for interest expense was $39.4 million. We had outstanding borrowings of $1,583.4 million (with a carrying value of $1,524.2 million) at

  September 30, 2010. This item is based on our assumption that our borrowings and interest costs after this offering will remain similar to those prior to this offering. The amount of leverage that we employ at any particular time will depend on, among other things, our board of directors and investment adviser's assessment of market and other factors at the time of any proposed borrowing. See "Risk Factors—Risks Relating to Our Business—We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us" in the accompanying prospectus.

(8)
Includes our overhead expenses, including payments under our administration agreement with Ares Operations based on our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement. Such expenses are estimated based on annualized "Other expenses" for the nine months ended September 30, 2010 (other than $17.8 million of professional fees and other costs related to the Allied Acquisition, which are included in "Other expenses" but not annualized). Because the Allied Acquisition was consummated on April 1, 2010 and because we calculate our "Other expenses" by annualizing our actual other expenses (other than $17.8 million of professional fees and other costs related to the Allied Acquisition, which are included in "Other expenses" but not annualized) incurred for the period from January 1, 2010 to September 30, 2010, this percentage is slightly lower than what we anticipate it would have been had we consummated the Allied Acquisition on January 1, 2010. See "Management—Administration Agreement" in the accompanying prospectus. The holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) indirectly bear the cost associated with our annual expenses.

(9)
The Company's stockholders indirectly bear the expenses of underlying investment companies in which the Company invests. This amount includes the fees and expenses of investment companies in which the Company is invested as of September 30, 2010. Certain of these investment companies are subject to management fees, which generally range from 1% to 2.5% of total net assets, or incentive fees, which generally range between 15% to 25% of net profits. When applicable, fees and expenses are based on historic fees and expenses for the investment companies. For those investment companies with little or no operating history, fees and expenses are based on expected fees and expenses stated in the investment companies' offering memorandum, private placement memorandum or other similar communication without giving effect to any performance. Future fees and expenses for these investment companies may be substantially higher or lower because certain fees and expenses are based on the performance of the investment companies, which may fluctuate over time. The amount of the Company's average net assets used in calculating this percentage was based on average monthly net assets of $2.0 billion for the nine months ended September 30, 2010.

(10)
"Total annual expenses" as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage and increase our total assets. The SEC requires that the "Total annual expenses" percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies.

Example

              The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that we would have no additional leverage, that none of our assets are cash or cash equivalents, and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are not included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return(1)	$80	$234	$378	$702

(1)
The above illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation. The expenses you would pay, based on a $1,000 investment and assuming a 5% annual return resulting entirely from net realized capital gains (and therefore subject to the capital gain incentive fee), and otherwise making the same assumptions in the example above, would be: 1 year, $90; 3 years, $262; 5 years, $422; and 10 years, $775. However, cash payment of the capital incentive fee would be deferred if during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) was less than 8.0% of our net assets at the beginning of such period (as adjusted for any share issuances or repurchases).

              The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our board of directors authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

              This example and the expenses in the table above should not be considered a representation of our future expenses as actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF ARES CAPITAL

              The following selected financial and other data for the years ended December 31, 2009, 2008, 2007, 2006 and 2005 are derived from our consolidated financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm whose report thereon is included elsewhere in the accompanying prospectus. The selected financial and other data for the nine months ended September 30, 2010 and 2009 and other quarterly financial information are derived from our unaudited financial statements, but in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the nine months ended September 30, 2010 are not necessarily indicative of the results that may be expected for the year ending December 31, 2010. The data should be read in conjunction with our consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities," which are included elsewhere in this prospectus supplement or the accompanying prospectus.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
SELECTED FINANCIAL DATA
As of and For the Nine Months Ended September 30, 2010 and 2009 and
As of and For the Years Ended December 31, 2009, 2008, 2007, 2006 and 2005
(dollar amounts in thousands, except per share data and as otherwise indicated)

	As of and For the Nine Months Ended September 30, 2010	As of and For the Nine Months Ended September 30, 2009	As of and For the Year Ended December 31, 2009	As of and For the Year Ended December 31, 2008	As of and For the Year Ended December 31, 2007	As of and For the Year Ended December 31, 2006	As of and For the Year Ended December 31, 2005
Total Investment Income	$326,226	$176,008	$245,272	$240,461	$188,873	$120,021	$41,850
Total Expenses	173,400	80,391	111,290	113,221	94,750	58,458	14,569

Net Investment Income Before Income Taxes	152,826	95,617	133,982	127,240	94,123	61,563	27,281

Income Tax Expense (Benefit), Including Excise Tax	360	563	576	248	(826)	4,931	158

Net Investment Income	152,466	95,054	133,406	126,992	94,949	56,632	27,123
Gain on the acquisition of Allied Capital Corporation	195,876	—	—	—	—	—	—

Net Realized and Unrealized Gains (Losses) on Investments, Foreign Currencies and Extinguishment of Debt	186,604	38,009	69,287	(266,447)	(4,117)	13,064	14,727

Net Increase (Decrease) in Stockholders' Equity Resulting from Operations	$534,996	$133,063	$202,693	$(139,455)	$90,832	$69,696	$41,850

Per Share Data:
Net Increase (Decrease) in Stockholder's Equity Resulting from Operations:
Basic(1)	$3.16	$1.34	$1.99	$(1.56)	$1.34	$1.58	$1.75
Diluted(1)	$3.16	$1.34	$1.99	$(1.56)	$1.34	$1.58	$1.75
Cash Dividend Declared	$1.05	$1.12	$1.47	$1.68	$1.66	$1.64	$1.30
Net Asset Value	$14.43	$11.16	$11.44	$11.27	$15.47	$15.17	$15.03
Total Assets	$4,432,181	$2,065,081	$2,313,515	$2,091,333	$1,829,405	$1,347,991	$613,645
Total Debt	$1,524,143	$767,871	$969,465	$908,786	$681,528	$482,000	$18,000
Total Stockholders' Equity	$2,778,476	$1,222,591	$1,257,888	$1,094,879	$1,124,550	$789,433	$569,612
Other Data:
Number of Portfolio Companies at Period End(2)	184	94	95	91	78	60	38
Principal Amount of Investments Purchased	$1,089,500	$220,141	$575,046	$925,945	$1,251,300	$1,087,507	$504,299
Principal Amount of Investments Acquired as part of the Allied Acquisition	$1,833,766	—	—	—	—	—	—
Principal Amount of Investments Sold and Repayments	$1,163,496	$271,786	$515,240	$485,270	$718,695	$430,021	$108,415
Total Return Based on Market Value(3)	34.14%	91.94%	119.91%	(45.25)%	(14.76)%	29.12%	(10.60)%
Total Return Based on Net Asset Value(4)	24.10%	12.02%	17.84%	(11.17)%	8.98%	10.73%	12.04%
Weighted Average Yield of Debt and Income Producing Equity Securities at Fair Value(5):	12.90%	12.53%	12.67%	12.79%	11.68%	11.95%	11.25%
Weighted Average Yield of Debt and Income Producing Equity Securities at Amortized Cost(5):	13.10%	11.70%	12.08%	11.73%	11.64%	11.63%	11.40%

(1)
In accordance with Accounting Standards Codification ("ASC") 260-10 (previously Statement of Financial Accounting Standards ("SFAS") No. 128, Earnings Per Share), the weighted average shares of common stock outstanding used in computing basic and diluted earnings per common share have been adjusted retroactively by a factor of 1.02% to recognize the bonus element associated with rights to acquire shares of common stock that we issued to stockholders of record as of March 24, 2008 in connection with a rights offering.

(2)
Includes commitments to portfolio companies for which funding has yet to occur.

(3)
Total return based on market value for the nine months ended September 30, 2010 equals the increase of the ending market value at September 30, 2010 of $15.65 per share over the ending market value at December 31, 2009 of $12.45 per share, plus the declared dividends of $1.05 per share for the nine months ended September 30, 2010, divided by the market value at December 31, 2009. Total return based on market value for the year ended December 31, 2009 equals the increase of the ending market value at December 31, 2009 of $12.45 per share over the ending market value at December 31, 2008 of $6.33 per share plus the declared dividends of $1.47 per share for the year ended December 31, 2009. Total return based on market value for the year ended December 31, 2008 equals the decrease of the ending market value at December 31, 2008 of $6.33 per share over the ending market value at December 31, 2007 of $14.63 per share plus the declared dividends of $1.68 per share for the year ended December 31, 2008. Total return based on market value for the year ended December 31, 2007 equals the decrease of the ending market value at December 31, 2007 of $14.63 per share over the ending market value at December 31, 2006 of $19.11 per share plus the declared dividends of $1.66 per share for the year ended December 31, 2007. Total return based on market value for the year ended December 31, 2006 equals the increase of the ending market value at December 31, 2006 of $19.11 per share over the ending market value at December 31, 2005 of $16.07 per share plus the declared dividends of $1.64 per share for the year ended December 31, 2006. Total return based on market value for the year ended December 31, 2005 equals the decrease of the ending market value at December 31, 2005 of $16.07 per share over the ending market value at December 31, 2004 of $19.43 per share plus the declared dividends of $1.30 per share for the year ended December 31, 2005. Total return based on market value is not annualized.

(4)
Total return based on net asset value for the nine months ended September 30, 2010 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.05 per share for the nine months ended September 30, 2010, divided by the beginning net asset value at January 1, 2010. Total return based on net asset value for the year ended December 31, 2009 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.47 per share for the year ended December 31, 2009, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2008 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.68 per share for the year ended December 31, 2008, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2007 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.66 per share for the year ended December 31, 2007, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2006 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.64 per share for the year ended December 31, 2006, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2005 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.30 per share for the year ended December 31, 2005, divided by the beginning net asset value. Total return based on net asset value is not annualized.

(5)
Weighted average yield on debt and income producing equity securities at fair value is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount on accruing debt divided by (b) total income producing equity securities and debt at fair value. Weighted average yield on debt and income producing equity securities at amortized cost is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount on accruing debt divided by (b) total income producing equity securities and debt at amortized cost.

SELECTED QUARTERLY DATA (Unaudited)
(dollar amounts in thousands, except per share data)

	2010
	Q3	Q2	Q1
Total investment income	$138,126	$121,590	$66,510
Net investment income before net realized and unrealized gains (losses) and incentive compensation	$89,025	$64,514	$39,849
Incentive compensation	$17,805	$14,973	$8,144
Net investment income before net realized and unrealized gains (losses)	$71,220	$49,541	$31,705
Net realized and unrealized gains (losses)	$57,157	$84,737	$44,710
Gain on the acquisition of Allied Capital Corporation	$—	$195,876	$—
Net increase in stockholders' equity resulting from operations	$128,377	$330,154	$76,415
Basic and diluted earnings per common share	$0.67	$1.73	$0.61
Net asset value per share as of the end of the quarter	$14.43	$14.11	$11.78

	2009
	Q4	Q3	Q2	Q1
Total investment income	$69,264	$60,881	$59,111	$56,016
Net investment income before net realized and unrealized gains (losses) and incentive compensation	$47,920	$41,133	$39,935	$37,750
Incentive compensation	$9,568	$8,227	$7,987	$7,550
Net investment income before net realized and unrealized gains (losses)	$38,352	$32,906	$31,948	$30,200
Net realized and unrealized gains (losses)	$31,278	$30,370	$2,805	$4,834
Net increase (decrease) in stockholders' equity resulting from operations	$69,630	$63,276	$34,753	$35,034
Basic and diluted earnings per common share	$0.64	$0.62	$0.36	$0.36
Net asset value per share as of the end of the quarter	$11.44	$11.16	$11.21	$11.20

	2008
	Q4	Q3	Q2	Q1
Total investment income	$62,723	$62,067	$63,464	$52,207
Net investment income before net realized and unrealized gains (losses) and incentive compensation	$40,173	$41,025	$45,076	$32,466
Incentive compensation	$8,035	$8,205	$9,015	$6,493
Net investment income before net realized and unrealized gains (losses)	$32,138	$32,820	$36,061	$25,973
Net realized and unrealized gains (losses)	$(142,638)	$(74,213)	$(32,789)	$(16,807)
Net increase (decrease) in stockholders' equity resulting from operations	$(110,500)	$(41,393)	$3,272	$9,166
Basic and diluted earnings per common share	$(1.14)	$(0.43)	$0.04	$0.12
Net asset value per share as of the end of the quarter	$11.27	$12.83	$13.67	$15.17

UNAUDITED SELECTED PRO FORMA CONDENSED CONSOLIDATED
STATEMENTS OF OPERATIONS

              The following tables set forth unaudited pro forma condensed consolidated statements of operations for Ares Capital and Allied Capital as a consolidated entity. The unaudited pro forma condensed consolidated operating data for the nine months ended September 30, 2010 and for the year ended December 31, 2009 are presented as if the Allied Acquisition had been completed on January 1, 2010 and January 1, 2009, respectively. In the opinion of management, all adjustments necessary to reflect the effect of these transactions have been made. The Allied Acquisition was accounted for under the acquisition method of accounting as provided by ASC 805-10 (previously SFAS No. 141(R)), Business Combinations.

              The unaudited pro forma condensed consolidated statements of operations should be read together with the respective historical audited and unaudited consolidated financial statements and financial statement notes of Allied Capital and Ares Capital in the accompanying prospectus. The unaudited pro forma condensed consolidated statements of operations are presented for comparative purposes only and do not necessarily indicate what the future operating results of Ares Capital will be following completion of the Allied Acquisition. The unaudited pro forma condensed consolidated statements of operations do not include adjustments to reflect any cost savings or other operational efficiencies that may be realized as a result of the Allied Acquisition or any future merger related restructuring or integration expenses.

              See in this prospectus supplement "Management's Discussion and Analysis of Financial Condition and Results of Operations—Allied Acquisition" for a description of the terms of the Allied Acquisition and in the accompanying prospectus "Risk Factors—Risks Relating to Our Business—We may be unable to realize the benefits anticipated by the Allied Acquisition, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits" for a description of certain risks associated with the Allied Acquisition.

(dollar amounts in thousands, except per share data and as otherwise indicated)

	For the Nine Months Ended September 30, 2010	For the Year Ended December 31, 2009
Total Investment Income	$380,318	$563,958
Total Expenses	205,103	373,165

Net Investment Income Before Income Taxes	175,215	190,793

Income Tax Expense	1,562	6,152

Net Investment Income	173,653	184,641

Net Realized and Unrealized Gains (Losses) on Investments, Foreign Currencies and Extinguishment of Debt	153,341	(507,774)

Net Increase (Decrease) in Stockholders' Equity Resulting from Operations	$326,994	$(323,133)

UNAUDITED PRO FORMA PER SHARE DATA

              The following selected unaudited combined pro forma per share information for the nine months ended September 30, 2010 and for the year ended December 31, 2009 reflects the Allied Acquisition and related transactions as if they had occurred on January 1, 2010 and January 1, 2009, respectively.

              Such unaudited pro forma combined per share information is based on the historical financial statements of Ares Capital and Allied Capital and on publicly available information and certain assumptions and adjustments as discussed in the section entitled "Unaudited Pro Forma Condensed Consolidated Statements of Operations." This unaudited pro forma combined per share information is provided for illustrative purposes only and is not necessarily indicative of what the operating results of Ares Capital or Allied Capital would have been had the Allied Acquisition and related transactions been completed at the beginning of the periods indicated, nor are they necessarily indicative of any future operating results.

              The following should be read in connection with the section entitled "Unaudited Pro Forma Condensed Consolidated Statements of Operations" and other information included in this prospectus supplement and the accompanying prospectus.

              See in this prospectus supplement "Management's Discussion and Analysis of Financial Condition and Results of Operations—Allied Acquisition" for a description of the terms of the Allied Acquisition and in the accompanying prospectus "Risk Factors—Risks Relating to Our Business—We may be unable to realize the benefits anticipated by the Allied Acquisition, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits" for a description of certain risks associated with the Allied Acquisition.

	For the Nine Months Ended September 30, 2010				For the Year Ended December 31, 2009
	Ares Capital	Allied Capital	Pro forma Combined— Ares Capital	Per Equivalent Allied Capital Share(1)	Ares Capital	Allied Capital	Pro forma Combined— Ares Capital	Per Equivalent Allied Capital Share(2)
Net Increase (Decrease) in Stockholders' Equity Resulting from Operations:
Basic	$3.16	$(0.20)	$1.73	$0.56	$1.99	$(2.91)	$(2.02)	$(0.66)
Diluted	$3.16	$(0.20)	$1.73	$0.56	$1.99	$(2.91)	$(2.02)	$(0.66)
Cash Dividends Declared(2)	$1.05	$0.20	$1.05	$0.34	$1.47	$—	$1.47	$0.48

(1)
The Allied Capital equivalent pro forma per share amount is calculated by multiplying the pro forma combined share amounts by the common stock exchange ratio of 0.325.

(2)
The cash dividends declared per share represent the actual dividends declared per share for the period presented. The pro forma combined dividends declared is the dividends per share as declared by Ares Capital.

USE OF PROCEEDS

              We estimate that the net proceeds we will receive from the sale of 10,000,000 shares of our common stock in this offering will be approximately $164.0 million (or approximately $188.7 million if the underwriters fully exercise their overallotment option), in each case assuming a public offering price of $17.25 per share, after deducting the underwriting discounts and commissions of $7.8 million (or approximately $8.9 million if the underwriters fully exercise their overallotment option) payable by us and estimated offering expenses of approximately $0.7 million payable by us. The amount of net proceeds may be more or less than the amount described in this prospectus supplement depending on the public offering price of the common stock and the actual number of shares of common stock we sell in the offering, both of which will be determined at pricing.

              We expect to use the net proceeds of this offering to repay outstanding indebtedness under the Revolving Credit Facility ($169 million outstanding as of November 8, 2010). The interest charged on the indebtedness incurred under the Revolving Credit Facility is based on LIBOR (one, two, three or six month) plus an applicable spread of between 2.50% and 4.00%. As of November 8, 2010, the one, two, three and six month LIBOR were 0.25%, 0.27%, 0.29% and 0.44%, respectively, and the applicable LIBOR spread was 3.00%. The Revolving Credit Facility matures on January 22, 2013.

              Affiliates of certain of the underwriters, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Robinson Humphrey, Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated and BMO Capital Markets Corp., are lenders under the Revolving Credit Facility and affiliates of Wells Fargo Securities, LLC are lenders under the CP Funding Facility. Accordingly, affiliates of certain of the underwriters will receive more than 5% of the proceeds of this offering which are used to repay outstanding indebtedness under our Revolving Credit Facility and which may be used to repay outstanding indebtedness under the CP Funding Facility. We intend to use any net proceeds from this offering that are not applied as described above to repay outstanding indebtedness under the CP Funding Facility ($320.8 million outstanding as of November 8, 2010) and for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective and strategies and market conditions.

              Subject to certain exceptions, the interest charged on the CP Funding Facility is based on LIBOR plus an applicable spread of between 2.25% and 3.75% or on a "base rate" (which is the higher of a prime rate, or the federal funds rate plus 0.50%) plus an applicable spread of between 1.25% to 2.75%, in each case based on a pricing grid depending upon the credit rating of the Company. The effective LIBOR spread under the CP Funding Facility on November 8, 2010 was 2.75%. The CP Funding Facility is scheduled to expire on January 22, 2013 (subject to two one-year extension options exercisable upon mutual consent).

              Investing in portfolio companies could include investments in our investment backlog and pipeline that as of November 3, 2010, were approximately $180 million and $310 million, respectively. Please note that the consummation of any of the investments in this backlog and pipeline depends upon, among other things: satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment and the execution and delivery of satisfactory transaction documentation, and there can be no guarantee that we will consummate any of these investments.

              Our primary focus is to generate current income and capital appreciation through investments in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies. In addition to such investments, we may invest up to 30% of our portfolio in opportunistic investments of non-eligible portfolio companies. As part of this 30%, we may invest in debt of middle-market companies located outside of the United States.

              Pending such investments, we will invest a portion of the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not be able to achieve our investment objective and/or pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline. See "Regulation—Temporary Investments" in the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

              Our common stock trades on The NASDAQ Global Select Market under the symbol "ARCC." Our common stock has historically traded at prices both above and below its net asset value. It is not possible to predict whether the common stock offered hereby will trade at, above, or below net asset value. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Our shares of common stock have traded at a discount from net asset value and may do so again in the future, which could limit our ability to raise additional equity capital" in the accompanying prospectus.

              The following table sets forth, for each fiscal quarter during the last two fiscal years and the current fiscal year, the net asset value per share of our common stock, the range of high and low closing sales prices of our common stock, the closing sales price as a percentage of net asset value and the dividends or distributions declared by us. On November 8, 2010, the last reported closing sales price of our common stock on The NASDAQ Global Select Market was $17.25 per share, which represented a premium of approximately 119.5% to the net asset value per share reported by us as of September 30, 2010.

		Price Range		High Sales Price to Net Asset Value(2)	Low Sales Price to Net Asset Value(2)	Cash Dividend Per Share(3)
	Net Asset Value(1)
		High	Low
Year ended December 31, 2008
First Quarter	$15.17	$14.39	$12.14	94.9%	80.0%	$0.42
Second Quarter	$13.67	$12.98	$10.08	95.0%	73.7%	$0.42
Third Quarter	$12.83	$12.60	$9.30	98.2%	72.5%	$0.42
Fourth Quarter	$11.27	$10.15	$3.77	90.1%	33.5%	$0.42
Year ended December 31, 2009
First Quarter	$11.20	$7.39	$3.21	66.0%	28.7%	$0.42
Second Quarter	$11.21	$8.31	$4.53	74.1%	40.4%	$0.35
Third Quarter	$11.16	$11.02	$7.04	98.7%	63.1%	$0.35
Fourth Quarter	$11.44	$12.71	$10.21	111.1%	89.2%	$0.35
Year ending December 31, 2010
First Quarter	$11.78	$14.82	$11.75	125.8%	99.7%	$0.35
Second Quarter	$14.11	$16.40	$12.53	116.2%	88.8%	$0.35
Third Quarter	$14.43	$15.89	$12.44	110.1%	86.2%	$0.35
Fourth Quarter (through November 8, 2010)	*	$17.26	$15.64	*	*	$0.35

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.

(2)
Calculated as the respective high or low closing sales price divided by net asset value.

(3)
Represents the dividend or distribution declared in the relevant quarter.

*
Net asset value has not yet been calculated for this period.

              We currently intend to distribute quarterly dividends or distributions to our stockholders. Our quarterly dividends or distributions, if any, will be determined by our board of directors.

              The following table summarizes our dividends declared to date:

Date Declared	Record Date	Payment Date	Amount
December 16, 2004	December 27, 2004	January 26, 2005	$0.30

Total declared for 2004			$0.30

February 23, 2005	March 7, 2005	April 15, 2005	$0.30
June 20, 2005	June 30, 2005	July 15, 2005	$0.32
September 6, 2005	September 16, 2005	September 30, 2005	$0.34
December 12, 2005	December 22, 2005	January 16, 2006	$0.34

Total declared for 2005			$1.30

February 28, 2006	March 24, 2006	April 14, 2006	$0.36
May 8, 2006	June 15, 2006	June 30, 2006	$0.38
August 9, 2006	September 15, 2006	September 29, 2006	$0.40
November 8, 2006	December 15, 2006	December 29, 2006	$0.40
November 8, 2006	December 15, 2006	December 29, 2006	$0.10

Total declared for 2006			$1.64

March 8, 2007	March 19, 2007	March 30, 2007	$0.41
May 10, 2007	June 15, 2007	June 29, 2007	$0.41
August 9, 2007	September 14, 2007	September 28, 2007	$0.42
November 8, 2007	December 14, 2007	December 31, 2007	$0.42

Total declared for 2007			$1.66

February 28, 2008	March 17, 2008	March 31, 2008	$0.42
May 8, 2008	June 16, 2008	June 30, 2008	$0.42
August 7, 2008	September 15, 2008	September 30, 2008	$0.42
November 6, 2008	December 15, 2008	January 2, 2009	$0.42

Total declared for 2008			$1.68

March 2, 2009	March 16, 2009	March 31, 2009	$0.42
May 7, 2009	June 15, 2009	June 30, 2009	$0.35
August 6, 2009	September 15, 2009	September 30, 2009	$0.35
November 5, 2009	December 15, 2009	December 31, 2009	$0.35

Total declared for 2009			$1.47

February 25, 2010	March 15, 2010	March 31, 2010	$0.35
May 10, 2010	June 15, 2010	June 30, 2010	$0.35
August 5, 2010	September 15, 2010	September 30, 2010	$0.35
November 4, 2010	December 15, 2010	December 31, 2010	$0.35

Total declared for 2010			$1.40

              To maintain our status as a regulated investment company, or a "RIC," under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), we must timely distribute generally an amount equal to at least 90% of our investment company taxable income out of the assets legally available for distribution for each year. To avoid certain excise taxes imposed on RICs, we are generally required to distribute during each calendar year an amount at least equal to the sum of (a) 98% of our ordinary income for the calendar year, plus (b) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, plus (c) any ordinary income and capital gains for preceding years that were not distributed during such years. If this requirement is not met, we will be required to pay a nondeductible excise tax equal to 4% of the amount by which 98% of the current year's taxable income exceeds the distribution for the year. The taxable income on which an excise tax is paid is generally carried forward and distributed to stockholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, as required. For the nine months ended September 30, 2010, we recorded no amounts for U.S. Federal excise tax. Our excise tax benefit for the year ended December 31, 2009 was approximately $0.1 million. We cannot assure you that we will achieve results that will permit the payment of any cash distributions.

              We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. See "Dividend Reinvestment Plan" in the accompanying prospectus.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS

              The information contained in this section should be read in conjunction with the Selected Condensed Consolidated Financial Data of Ares Capital and our financial statements and notes thereto appearing elsewhere in this prospectus supplement and the accompanying prospectus.

OVERVIEW

              We are a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a BDC under the Investment Company Act. We were founded on April 16, 2004, were initially funded on June 23, 2004 and on October 8, 2004 completed our initial public offering.

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component like warrants. To a lesser extent, we also make equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent loan investment). However, we may increase the size or change the nature of these investments. Also, as a result of the Allied Acquisition, Allied Capital's equity investments, including equity investments larger than those we have historically made and controlled portfolio company equity investments, became part of our portfolio. We intend to actively seek opportunities over time to dispose of certain of these non-yielding equity investments, as well as lower or non-yielding debt investments acquired as part of the Allied Acquisition (i..e, the legacy Allied Capital portfolio) and rotate them into higher-yielding first and second lien senior loans and mezzanine debt investments. However, there can be no assurance that this strategy will be successful.

              We are externally managed by Ares Capital Management, an affiliate of Ares Management, a global alternative asset manager and an SEC-registered investment adviser, pursuant to an investment advisory and management agreement. Ares Operations, an affiliate of Ares Management, provides the administrative services necessary for us to operate.

              As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in "qualifying assets," including securities and indebtedness of private U.S. companies and certain public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

              The Company has elected to be treated as a RIC under Subchapter M of the Code, and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to our stockholders generally at least 90% of our investment company taxable income, as defined by the Code, for each year. Pursuant to this election, we generally will not have to pay corporate level taxes on any income that we distribute to our stockholders provided that we satisfy those requirements.

Allied Acquisition

              On April 1, 2010, we consummated the Allied Acquisition in an all stock merger whereby each existing share of common stock of Allied Capital was exchanged for 0.325 shares of our common stock. The Allied Acquisition was valued at approximately $908 million as of April 1, 2010. In connection therewith, we issued approximately 58.5 million shares of our common stock to Allied Capital's then-existing stockholders, thereby resulting in our then-existing stockholders owning approximately 69% of the combined company and the then-existing Allied Capital stockholders owning approximately 31% of the combined company. Accordingly, although information presented herein as of and for the three and nine months ended September 30, 2010 does include the results of operations and financial condition of the combined company, information presented herein as of and for the three and nine months ended September 30, 2009 relates solely to Ares Capital, as it existed before the Allied Acquisition.

PORTFOLIO AND INVESTMENT ACTIVITY

              (in millions, except number of new investment commitments, terms and percentages)

	Three months ended
	September 30, 2010	September 30, 2009
New investment commitments(1):
New portfolio companies	$39.5	$—
Existing portfolio companies	472.3	54.5

Total new investment commitments	511.8	54.5
Less:
Investment commitments exited	230.7	85.4

Net investment commitments	$281.1	$(30.9)
Principal amount of investments purchased:
Senior term debt	$236.0	$49.4
Senior subordinated debt	40.4	—
Subordinated Notes of Senior Secured Loan Program	209.9	—
Equity and other	23.0	16.4

Total	$509.3	$65.8
Principal amount of investments sold or repaid excluding investments acquired as part of the Allied Acquisition:
Senior term debt	$74.7	$43.4
Senior subordinated debt	56.5	43.5
Equity and other	0.1	18.9

Total	$131.3	$105.8
Principal amount of investments acquired as a part of the Allied Acquisition sold or repaid:
Senior term debt	$90.5	$—
Senior subordinated debt	5.0	—
Collateralized loan obligations	2.5	—
Equity and other	1.4	—

Total	$99.4	$—
Number of new investment commitments(2)	19	7
Average new investment commitments amount	$26.9	$7.8
Weighted average term for new investment commitments (in months)	57	47
Percentage of new investment commitments at floating rates	44%	37%
Percentage of new investment commitments at fixed rates	51%	34%
Weighted average yield of debt and income producing securities at fair value funded during the period(3)	13.01%	10.27%
Weighted average yield of debt and income producing securities at amortized cost funded during the period(3)	13.07%	11.66%
Weighted average yield of debt and income producing securities at fair value sold or repaid during the period(3)(4)	13.23%	12.67%
Weighted average yield of debt and income producing securities at amortized cost sold or repaid during the period(3)(4)	13.24%	11.49%
Weighted average yield of debt and income producing securities acquired as a part of the Allied Acquisition at fair value sold or repaid during the period(3)	13.31%	—%
Weighted average yield of debt and income producing securities acquired as a part of the Allied Acquisition at amortized cost sold or repaid during the period(3)	13.18%	—%

(1)
New investment commitments include new agreements to fund revolving credit facilities or delayed draw loans.

(2)
Number of new investments represents each commitment to a particular portfolio company.

(3)
When we refer to the "weighted average yield at fair value" in this prospectus supplement, we compute it with respect to particular securities by taking the (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt included in such securities, and dividing it by (b) total debt and income producing securities at fair value included in such securities. When we refer to the "weighted average yield at amortized cost" in this prospectus supplement, we compute it with respect to particular securities by taking the (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt included in such securities, and dividing it by (b) total debt and income producing securities at amortized cost included in such securities.

(4)
Excludes investments acquired as a part of the Allied Acquisition on April 1, 2010.

              The investment adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our investment adviser grades the risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e. at the time of acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 4 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 3 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to our ability to ultimately recoup the cost of our investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 3. Investments graded 2 indicate that the risk to our ability to recoup the cost of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due. An investment grade of 1 indicates that the risk to our ability to recoup the cost of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 1, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 1, it is not anticipated that we will be repaid in an amount equal to our full initial cost basis. For investments graded 1 or 2, our investment adviser enhances its level of scrutiny over the monitoring of such portfolio company.

              Each investment acquired in the Allied Acquisition was initially assessed a grade of 3 (i.e., the grade we generally assign a portfolio company at acquisition) on April 1, 2010, the date of initial acquisition, reflecting the relative risk to our initial cost basis of such investments. Ares Capital grades the investments in its portfolio each quarter and it is possible that the grade of certain of these portfolio investments may be reduced or increased over time.

              Set forth below is the distribution of our portfolio companies as of September 30, 2010 and December 31, 2009 (dollar amounts in thousands).

	September 30, 2010		December 31, 2009
	Fair Value	Number of Companies	Fair Value	Number of Companies
Grade 1	$15,770	10	$7,170	8
Grade 2	90,290	7	154,509	9
Grade 3	3,767,699	158	1,796,641	70
Grade 4	276,031	9	213,494	8

	$4,149,790	184	$2,171,814	95

              As of September 30, 2010, the weighted average grade of the investments in our portfolio (excluding investments acquired in connection with the Allied Acquisition), the investments in our portfolio acquired in connection with the Allied Acquisition and the investments in our portfolio as a whole were each 3.0. The weighted average grade of the investments in our portfolio as of December 31, 2009 was 3.0.

              As of September 30, 2010, non-accruing investments for the total portfolio were as follows:

  •
  2.2% of the total investments in our portfolio (excluding investments acquired in connection with the Allied Acquisition) at amortized cost (0.2% at fair value) were on non-accrual status;

  •
  5.3% of the total investments in our portfolio acquired in connection with the Allied Acquisition at amortized cost (5.0% at fair value) were on non-accrual status; and

  •
  In total, 7.5% of the total investments in our portfolio at amortized cost (or 5.2% at fair value) were on non-accrual status.

              As of December 31, 2009, 2.5% of the investments in our portfolio at amortized cost (or 0.5% at fair value) were on non-accrual status.

              As of June 30 and September 30, 2010, core Ares Capital investments (excluding investments acquired in connection with the Allied Acquisition) on non-accrual status were 4.0% and 3.6%, respectively, at amortized cost of the core Ares Capital portfolio (excluding investments acquired in connection with the Allied Acquisition) and 0.4% and 0.3%, respectively, at fair value.

              The weighted average yields of the following portions of our portfolio as of September 30, 2010 and December 31, 2009 were as follows:

	September 30, 2010		December 31, 2009
	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Debt and income producing securities	12.90%	13.10%	12.67%	12.08%
Debt and income producing securities for investments acquired as part of the Allied Acquisition	13.68%	14.35%	—%	—%
Total portfolio	10.17%	10.11%	11.19%	10.23%
Senior term debt	9.95%	9.67%	11.42%	10.62%
Senior subordinated debt	13.19%	12.76%	13.74%	12.47%
Subordinated Notes of Senior Secured Loan Program	15.96%	16.96%	17.00%	17.00%
Income producing equity securities	16.47%	19.04%	9.61%	10.52%
First lien senior term debt	9.29%	9.32%	10.67%	10.38%
Second lien senior term debt	13.04%	11.06%	12.92%	11.06%

RESULTS OF OPERATIONS

For the three and nine months ended September 30, 2010 and 2009

              Operating results for the three and nine months ended September 30, 2010 and 2009 are as follows (in thousands):

	For the three months ended		For the nine months ended
	September 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009
Total investment income	$138,126	$60,881	$326,226	$176,008
Total expenses	67,070	27,521	173,400	80,391

Net investment income before income taxes	71,056	33,360	152, 826	95,617
Income tax expense (benefit), including excise tax	(164)	454	360	563

Net investment income	71,220	32,906	152,466	95,054
Net realized gains (losses)	(350)	(1,656)	6,693	22,311
Net unrealized gains (losses)	57,507	32,026	179,911	15,698
Gain from acquisition of Allied Capital	—	—	195,876	—

Net increase in stockholders' equity resulting from operations	$128,377	$63,276	$534,946	$133,063

              Net income can vary substantially from period to period as a result of various factors, including the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, quarterly comparisons of net income may not be meaningful.

Investment Income

              For the three months ended September 30, 2010, total investment income increased $77.2 million, or 127%, to $138.1 million from $60.9 million for the comparable period in 2009. For the three months ended September 30, 2010, total investment income primarily consisted of $107.8 million in interest income from investments, $20.6 million in capital structuring service fees, $4.4 million in management fees and $3.9 million in dividend income. Interest income from investments increased $50.9 million, or 90%, to $107.8 million for the three months ended September 30, 2010 from $56.9 million for the comparable period in 2009. The increase in interest income from investments was primarily due to the increase in investments as the average investments at fair value increased from $2.0 billion for the three months ended September 30, 2009 to $4.0 billion for the three months ended September 30, 2010, which was largely due to the investments acquired as part of the Allied Acquisition. Interest income from investments acquired as part of the Allied Acquisition was approximately $46.6 million for the three months ended September 30, 2010. Capital structuring service fees earned for the three months ended September 30, 2010 were $20.6 million as compared to no capital structuring service fees earned for the three months ended September 30, 2009. The increase in capital structuring service fees was primarily due to the increase in new investment commitments for the three months ended September 30, 2010 as compared to the three months ended September 30, 2009. Capital structuring fees for the three months ended September 30, 2010 includes sourcing fees related to the Senior Secured Loan Program of $12.5 million. Management fees increased $4.3 million, or 4,757%, to $4.4 million for the three months ended September 30, 2010 from $0.1 million for the comparable period in 2009. The increase in management fees was primarily related to $2.5 million in management fees earned from the investments and management contracts acquired as part of the Allied Acquisition as well as $1.8 million in management fees earned from the Senior Secured Loan Program.

              For the nine months ended September 30, 2010, total investment income increased $150.2 million, or 85%, to $326.2 million from $176.0 million for the comparable period in 2009. For the nine months ended September 30, 2010, total investment income primarily consisted of $273.4 million in interest income from investments, $30.4 million in capital structuring service fees, $10.0 million in management fees and $7.8 million in dividend income. Interest income from investments increased $110.2 million, or 68%, to $273.4 million for the nine months ended September 30, 2010 from $163.2 million for the comparable period in 2009. The increase in interest income from investments was primarily due to the increase in investments as the average investments at fair value increased from $2.0 billion for the nine months ended September 30, 2009 to $3.2 billion for the nine months ended September 30, 2010, which was largely due to the investments acquired as part of the Allied Acquisition. Interest income from investments acquired as part of the Allied Acquisition were approximately $90.2 million for the nine months ended September 30, 2010. Capital structuring service fees increased $28.6 million, or 1,546%, to $30.4 million for the nine months ended September 30, 2010 from $1.8 million for the comparable period in 2009. The increase in capital structuring service fees was primarily due to the increase in new investment commitments for the nine months ended September 30, 2010 as compared to the nine months ended September 30, 2009. Capital structuring fees for the nine months ended September 30, 2010 includes sourcing fees related to the Senior Secured Loan Program of $15.1 million. Management fees increased $7.4 million, or 273%, to $10.1 million for the nine months ended September 30, 2010 from $2.7 million for the comparable period in 2009. The increase in management fees was primarily related to $5.4 million in management fees earned from the investments and management contracts acquired as part of the Allied Acquisition as well as $3.7 million in management fees earned related to the Senior Secured Loan Program.

Operating Expenses

              For the three months ended September 30, 2010, total expenses increased $39.6 million, or 144%, to $67.1 million from $27.5 million for the comparable period in 2009. Interest expense and credit facility fees increased $17.0 million, or 298%, to $22.8 million for the three months ended September 30, 2010 from $5.7 million for the comparable period in 2009, primarily due to the additional interest expense incurred for the three months ended September 30, 2010 on Allied Capital's publicly issued unsecured notes assumed in the Allied Acquisition (the "Unsecured Notes") of $14.8 million. Base and incentive management fees increased $17.5 million, or 111%, to $33.2 million from $15.7 million in total for the comparable period in 2009, primarily due to the increase in investments and the related interest income on those investments as a result of the Allied Acquisition, partially offset by an increase in interest expense related to the assumption of the Unsecured Notes in the Allied Acquisition.

              For the nine months ended September 30, 2010, total expenses increased $93.0 million, or 116%, to $173.4 million from $80.4 million for the comparable period in 2009. Interest expense and credit facility fees increased $35.8 million, or 193%, to $54.5 million for the nine months ended September 30, 2010 from $18.6 million for the comparable period in 2009, primarily due to the additional interest expense incurred for the nine months ended September 30, 2010 on the Unsecured Notes assumed in the Allied Acquisition of $29.8 million. For the nine months ended September 30, 2010, professional fees and other costs related to the Allied Acquisition increased $15.8 million, or 794%, to $17.8 million from $2.0 million for the comparable period in 2009. Base and incentive management fees increased $30.2 million, or 66%, to $76.5 million from $46.3 million in total for the comparable period in 2009, primarily due to the increase in investments and the related interest income on those investments as a result of the Allied Acquisition.

Income Tax Expense, Including Excise Tax

              The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must, among other things, timely distribute to its stockholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. Among other things, the Company has, in order to maintain its RIC status, made and intends to continue to make the requisite distributions to its stockholders which will generally relieve the Company from U.S. Federal income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the three and nine months ended September 30, 2010, the Company recorded no amounts for U.S. Federal excise tax. For the three months ended September 30, 2009, the Company recorded no amounts for U.S. Federal excise tax. For the nine months ended September 30, 2009, the Company recognized a $0.1 million benefit for U.S. Federal excise tax.

              Certain of our subsidiaries are subject to U.S. Federal and state income taxes. For the three and nine months ended September 30, 2010, we recorded a tax (benefit)/expense of $(0.2) million and $0.4 million, respectively, for these subsidiaries, and for the three and nine months ended September 30, 2009, we recorded tax provisions of approximately $0.5 million and $0.6 million, respectively, for these subsidiaries.

Net Unrealized Gains/Losses

              For the three months ended September 30, 2010, the Company had net unrealized gains of $57.5 million, which were primarily comprised of $115.6 million in unrealized appreciation, $59.4 million in unrealized depreciation and $1.3 million related to the reversal of prior period net unrealized depreciation. Of the total net unrealized gains for the three months ended September 30, 2010, $19.1 million were related to investments acquired as part of the Allied Acquisition, which were primarily comprised of $59.3 million in unrealized appreciation, $41.5 million in unrealized depreciation, and $1.3 million related to the reversal of prior period net unrealized depreciation. The most significant changes in net unrealized appreciation and depreciation for the total portfolio (excluding the reversal of prior period net unrealized depreciation) during the three months ended September 30, 2010 were as follows (in millions):

For the three months ended September 30, 2010
Portfolio Company	Net Unrealized Appreciation (Depreciation)
Senior Secured Loan Fund LLC(1)	$12.8
Air Medical Group Holdings LLC	10.3
Stag-Parkway, Inc.	9.6
Hot Stuff Foods, LLC	6.0
DSI Renal, Inc.	5.2
Reflexite Corporation	4.5
Ivy Hill Asset Management, L.P.(1)	4.0
American Broadband Holding Company	4.0
Crescent Equity Corporation	3.6
Things Remembered, Inc.	3.2

For the three months ended September 30, 2010
Portfolio Company	Net Unrealized Appreciation (Depreciation)
National Print Group, Inc.	3.1
Bumble Bee Foods, LLC	2.7
Canon Communications LLC	2.4
InSight Pharmaceuticals Corporation	2.4
CT Technologies Intermediate Holdings	2.3
Callidus Debt Partners Equity Interest, Ltd.	2.1
S.B. Restaurant Company	1.9
Vistar Corporation	1.8
Thermal Solutions LLC	1.8
Callidus Debt Partners CDO Fund VI, Ltd.	1.7
Industrial Container Services, LLC	1.5
Community Educations Centers, Inc.	1.5
Network Hardware Resale LLC	1.5
Bushnell, Inc.	1.5
PENN Detroit Diesel Allison LLC	1.4
Dryden XVIII Leveraged Loan 2007 Limited	1.4
Cleveland East Equity LLC	1.2
Callidus Debt Partners CDO Fund III, Ltd.	(1.0)
Prommis Solutions, LLC	(1.2)
Callidus Debt Partners CDO Fund I, Ltd.	(1.3)
Promo Works, LLC	(1.5)
Huddle House, Inc.	(1.8)
Pillar Holdings LLC	(2.1)
ADF Restaurant Group, LLC	(2.3)
Making Memories Wholesale, Inc.	(2.3)
Aquila Binks Forest Development,LLC	(2.4)
Ciena Capital LLC	(3.3)
Crescent Hotels & Resorts, LLC	(3.8)
Campus Management Corp.	(4.2)
Reed Group, Ltd.	(5.2)
Benefit Mall Holdings, Inc.	(8.0)
Coverall North America, Inc.	(8.7)

Other	9.9

Total	$56.2

(1)
See Note 10 to the consolidated financial statements for the period ended September 30, 2010.

              For the three months ended September 30, 2009, the Company had net unrealized gains of $32.0 million, which was primarily comprised of $17.6 million in unrealized depreciation, $45.7 million in unrealized appreciation and $3.9 million related to the reversal of prior period net unrealized depreciation. The most significant changes in net unrealized appreciation and depreciation during the three months ended September 30, 2009 were as follows (in millions):

For the three months ended September 30, 2009
Portfolio Company	Unrealized Appreciation (Depreciation)
ADF Restaurant Group, LLC	$5.1
Imperial Capital Group, LLC	5.0
Wear Me Apparel, LLC	4.8
CT Technologies Holdings, LLC	2.8
Apple & Eve, LLC	2.3
OTG Management, Inc.	1.8
Best Brands Corporation	1.8
Capella Healthcare, Inc.	1.7
Bumble Bee Foods, LLC	1.7
Prommis Solutions, LLC	1.6
National Print Group, Inc.	1.6
Instituto de Banca y Comercio, Inc.	1.5
The Teaching Company, LLC	1.4
Pillar Holdings LLC	1.0
3091779 Nova Scotia Inc.	(1.1)
Wastequip, Inc.	(1.3)
AWTP, LLC	(1.4)
MPBP Holdings, Inc.	(1.9)
LVCG Holdings LLC	(2.0)
Canon Communications LLC	(2.2)
R3 Education, Inc.	(3.5)
Other	7.4

Total	$28.1

              For the nine months ended September 30, 2010, the Company had net unrealized gains of $179.9 million, which was primarily comprised of $298.6 million in unrealized appreciation, $119.2 million in unrealized depreciation and $0.5 million related to the reversal of prior period net unrealized depreciation. Of the total net unrealized gains for the nine months ended September 30, 2010, $65.4 million was related to investments acquired as part of the Allied Acquisition, which was primarily comprised of $132.4 million in unrealized appreciation, $68.3 million in unrealized depreciation, and $1.3 million related to the reversal of prior period net unrealized depreciation. The most significant changes in net unrealized appreciation and depreciation for the total portfolio (excluding the reversal of prior period net unrealized depreciation) during the nine months ended September 30, 2010 were as follows (in millions):

For the nine months ended September 30, 2010
Portfolio Company	Net Unrealized Appreciation (Depreciation)
Senior Secured Loan Fund LLC(1)	$25.0
R3 Education, Inc.	15.7
Air Medical Group Holdings LLC	15.1
Stag-Parkway, Inc.	14.1
Ivy Hill Asset Management, L.P.(1)	12.5

For the nine months ended September 30, 2010
Portfolio Company	Net Unrealized Appreciation (Depreciation)
DSI Renal, Inc.	11.6
Things Remembered, Inc.	10.1
S.B. Restaurant Company	7.1
Hot Stuff Foods, LLC	6.8
Callidus Debt Partners CDO Fund VI, Ltd.	6.4
Component Hardware Group, Inc.	5.5
Woodstream Corporation	5.4
American Broadband Holding Company	4.9
Industrial Container Services, LLC	4.9
Canon Communications LLC	4.8
Callidus Debt Partners CDO Fund VII, Ltd.	4.7
Callidus MAPS CLO Fund II, LLC	4.7
Reflexite Corporation	4.5
Bumble Bee Foods, LLC	4.4
Callidus MAPS CLO Fund I, Ltd.	4.1
Tradesmen International, Inc.	4.0
Vantage Oncology, Inc	3.7
Vistar Corporation	3.7
Instituto de Banca y Comercio, Inc.	3.7
Dryden XVIII Leveraged Loan 2007 Limited	3.6
Crescent Equity Corporation	3.6
Network Hardware Resale LLC	3.4
National Print Group, Inc.	3.2
OTG Management, Inc.	3.1
Callidus Debt Partners Equity Interest, Ltd.	3.1
CT Technologies Intermediate Holdings, Inc.	3.0
Callidus Debt Partners CDO Fund IV, Ltd.	2.9
Waste Pro USA, Inc.	2.7
Callidus Debt Partners CDO Fund V, Ltd.	2.4
NPH, Inc	2.3
ALD TBB/WIN Equity, LLC	2.3
Promo Works, LLC	2.3
eInstruction Corporation	2.2
Web Services Company, LLC	2.2
Community Education Centers, Inc.	2.1
Callidus Debt Partners CDO Fund III	2.1
Carador, PLC	2.1
Planet Organic Health Corp.	1.9
Growing Family, Inc.	1.7
Thermal Solutions LLC	1.5
Financial Pacific Company	1.5
PODS Funding Corp.	1.4
The Kenan Advantage Group, Inc.	1.4
Vistar Corporation	1.3
MVL Group, Inc.	1.2
Bushnell, Inc.	1.2
PRA International, Inc.	1.1
STS Operating, Inc.	1.0
Pangaea CLO 2007-1 Ltd.	(1.2)

For the nine months ended September 30, 2010
Portfolio Company	Net Unrealized Appreciation (Depreciation)
Callidus Debt Partners CDO Fund I, Ltd.	(1.4)
PENN Detroit Diesel Allison LLC	(1.5)
Distant Lands Trading Co.	(1.7)
Tranzact Holdings LLC	(1.8)
Border Foods, Inc.	(2.4)
Making Memories Wholesale, Inc.	(2.6)
The Step2 Company, LLC	(2.8)
Trivergance Capital Partners, LP	(2.9)
CNA Holding Corporation	(3.0)
Huddle House, Inc.	(3.4)
Knightsbridge CLO 2007-1 Ltd.	(3.6)
Knightsbridge CLO 2008-1 Ltd.	(3.7)
Eagle AC Holdings, Inc.	(3.8)
Coverall North America, Inc.	(4.3)
ADF Restaurant Group	(4.4)
Reed Group, Ltd.	(5.1)
Ciena Capital LLC	(5.1)
Aquila Binks Forest Development, LLC	(5.2)
MPBP Holdings, Inc.	(5.2)
Crescent Hotels & Resorts, LLC	(6.2)
FirstLight Financial Corporation	(7.4)
Other	6.9

Total	$179.4

(1)
See Note 10 to the consolidated financial statements for the period ended September 30, 2010.

              For the nine months ended September 30, 2009, the Company had net unrealized gains of $15.7 million, which was primarily comprised of $81.4 million in unrealized depreciation and $91.8 million in unrealized appreciation and $5.3 million relating to the reversal of prior period net unrealized depreciation. The most significant changes in net unrealized appreciation and depreciation during the nine months ended September 30, 2009 were as follows (in millions):

For the nine months ended September 30, 2009
Portfolio Company	Unrealized Appreciation (Depreciation)
Apple & Eve, LLC	$10.5
Best Brands Corp.	8.2
Ivy Hill Asset Management, L.P.(1)	8.0
Capella Healthcare, Inc.	6.0
Wear Me Apparel, LLC	6.0
Imperial Capital Group, LLC	5.0
ADF Restaurant Group	4.9
Waste Pro USA, Inc.	4.2
Prommis Solutions, LLC	3.8
Booz Allen Hamilton, Inc.	3.5
DSI Renal, Inc.	2.8

For the nine months ended September 30, 2009
Portfolio Company	Unrealized Appreciation (Depreciation)
Instituto de Banca y Comercio, Inc.	2.7
CT Technologies Holdings, LLC	2.4
Lakeland Finance, LLC	2.0
Pillar Holdings LLC	2.0
Bumble Bee Foods, LLC	1.7
Wyle Laboratories, Inc.	1.4
Savers, Inc.	1.4
Magnacare Holdings, Inc.	1.4
The Teaching Company, LLC	1.3
Encanto Restaurants, Inc.	1.2
American Residential Services, LLC	1.2
Hudson Group, Inc.	1.2
Diversified Collections Services, Inc.	1.0
Industrial Container Services, LLC	(1.3)
Planet Organic Health Corp.	(1.3)
Things Remembered, Inc.	(1.8)
HB&G Building Products	(1.8)
Sigma International Group, Inc.	(2.6)
Canon Communications LLC	(2.6)
VOTC Acquisition Corp.	(2.8)
National Print Group, Inc.	(2.8)
MPBP Holdings, Inc.	(3.2)
Growing Family, Inc.	(3.4)
R3 Education, Inc.	(3.4)
Courtside Acquisition Corp.	(3.4)
Wastequip, Inc.	(4.0)
AWTP, LLC	(4.1)
Direct Buy Holdings, Inc.	(4.2)
Summit Business Media, LLC	(4.7)
LVCG Holdings LLC	(6.5)
Reflexite Corporation	(10.6)
Firstlight Financial Corporation	(11.0)
Other	2.1

Total	$10.4

(1)
See Note 10 to the consolidated financial statements for the period ended September 30, 2010.

Net Realized Gains/Losses

              During the three months ended September 30, 2010, the Company had $231.8 million of sales and repayments resulting in $1.2 million of net realized gains. Net realized gains on investments were comprised of $3.6 million of gross realized gains and $2.4 million of gross realized losses. Of the $1.2 million of net realized gains, approximately $1.0 million were from investments acquired as part of the Allied Acquisition. The most significant realized gains and losses on investments for the three months ended September 30, 2010 were as follows (in millions):

For the three months ended September 30, 2010
Portfolio Company	Realized Gain (Loss)
Component Hardware Group, Inc.	$1.9
Promo Works, LLC	1.4
Distant Lands Trading Co.	(1.8)
Other	(0.3)

Total	$1.2

              During the three months ended September 30, 2009, the Company had $104.4 million of sales and repayments resulting in $1.7 million of net realized losses. These sales and repayments included $5.0 million of loans sold to Ivy Hill I and Ivy Hill II, the two middle market credit funds managed by our affiliate, IHAM (see Note 10 to the consolidated financial statements for the period ended September 30, 2010 for more detail on IHAM and its managed funds). Net realized losses on investments were comprised of $12.8 million of gross realized gains and $14.5 of gross realized losses. The most significant realized gains and losses on investments for the three months ended September 30, 2009 were as follows (in millions):

For the three months ended September 30, 2009
Portfolio Company	Realized Gain (Loss)
WastePro USA, Inc.	$12.3
Making Memories Wholesale, Inc.	(14.2)
Other	0.2

Total	$(1.7)

              During the nine months ended September 30, 2010, the Company recognized a gain on the acquisition of Allied Capital of $195.9 million. Additionally, during the nine months ended September 30, 2010, the Company had $1.2 billion of sales and repayments resulting in $8.7 million of net realized gains. These sales and repayments included $94.5 million of loans sold to Ivy Hill I and Ivy Hill II, two middle market credit funds managed by our portfolio company, IHAM (see Note 10 to the consolidated financial statements for the period ended September 30, 2010 for more detail on IHAM and its managed funds). Net realized gains on investments were comprised of $26.2 million of gross realized gains and $17.5 million of gross realized losses. The most significant realized gains and losses on investments for the nine months ended September 30, 2010 were as follows (in millions):

For the nine months ended September 30, 2010
Portfolio Company	Realized Gain (Loss)
DSI Renal, Inc.	$3.9
Instituto de Banca y Comercio, Inc.	3.6
Best Brands Corp.	2.4
Component Hardware Group, Inc.	1.9
The Kenan Advantage Group, Inc.	1.8

For the nine months ended September 30, 2010
Portfolio Company	Realized Gain (Loss)
Capella Healthcare, Inc.	1.6
Promo Works, LLC	1.4
Daily Candy, Inc.	1.3
Magnacare Holdings, Inc.	1.2
Wyle Laboratories, Inc.	1.2
Savers, Inc.	1.0
Arrow Group Industries	(1.2)
Distant Lands Trading Co.	(1.8)
Planet Organic Health Corp.	(1.8)
3091779 Nova Scotia, Inc.	(3.2)
Growing Family, Inc.	(7.6)
Other	3.0

Total	$8.7

              During the nine months ended September 30, 2009, the Company repurchased $34.8 million of the CLO Notes (as defined below) resulting in a $26.5 million realized gain on the extinguishment of debt. The Company also had $267.4 million of sales and repayments resulting in $4.2 million of net realized losses. These sales and repayments included $45.5 million of loans sold to Ivy Hill I and Ivy Hill II. Net realized losses on investments were comprised of $13.0 million of gross realized gains and $17.2 of gross realized losses. The most significant realized gains and losses on investments for the nine months ended September 30, 2009 were as follows (in millions):

For the nine months ended September 30, 2009
Portfolio Company	Realized Gain (Loss)
WastePro USA, Inc.	$12.3
Capella Healthcare, Inc.	(1.0)
Instituto de Banca y Commercio, Inc.	(1.2)
Making Memories Wholesale, Inc.	(14.2)
Other	(0.1)

Total	$(4.2)

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

              Since the Company's inception, the Company's liquidity and capital resources have been generated primarily from the net proceeds of public offerings of common stock, the Debt Securitization and advances from the combined CP Funding Facility (and its predecessors) and Revolving Credit Facility, each as defined herein (together, the "Facilities"), as well as cash flows from operations. As part of the Allied Acquisition, the Company assumed all outstanding debt obligations of Allied Capital, including the Unsecured Notes, which consist of 6.625% Notes due on July 15, 2011 (the "2011 Notes"), 6.000% Notes due on April 1, 2012 (the "2012 Notes") and 6.875% Notes due on April 15, 2047 (the "2047 Notes").

              As of September 30, 2010, the Company had $134 million in cash and cash equivalents and $1.5 billion in total indebtedness outstanding at carrying value ($1.6 billion at principal amount). Subject to leverage and borrowing base restrictions, the Company had approximately $495 million available for additional borrowings under the Facilities and Debt Securitization as of September 30, 2010. As our debt comes due, we will be required to repay or refinance our outstanding indebtedness. Our repayment and refinancing of our indebtedness will be affected by the levels of our available cash, our ordinary course cash flows and a range of economic, competitive and business factors, some of which are outside our control.

              We are regularly in discussions with third parties regarding potential capital-raising opportunities, both in the public debt and equity capital markets as well as in the private markets. Based on market conditions, limitations contained in our existing debt instruments and under the Investment Company Act, our capital needs, interest rate conditions, and other factors, we may from time to time seek to execute financing opportunities which our management and board of directors believes to be in the best interests of our company. Such transactions could include, among other things, debt and equity public offerings, credit facilities, funding facilities, private placements of debt and equity securities, and other transactions, with lenders, underwriters, investment companies, institutional investors, and others.

Equity Offerings

              The following table summarizes the total shares of common stock issued and proceeds we received in underwritten public offerings of our common stock net of underwriter, dealer-manager and offering costs for the nine months ended September 30, 2010 and 2009 (dollar amounts in millions, except per share data):

	Shares issued	Offering price per share	Proceeds net of underwriting and offering costs
February 2010 public offering	22,957,993	$12.75	$277.0

Total for the nine months ended September 30, 2010	22,957,993		$277.0

August 2009 public offering	12,439,908	$9.25	$109.1

Total for the nine months ended September 30, 2009	12,439,908		$109.1

              In addition, in connection with the closing of the Allied Acquisition, on April 1, 2010, we issued 58,492,537 shares of common stock valued at approximately $872.7 million.

              Part of the proceeds from the February 2010 and August 2009 public offerings were used to repay outstanding indebtedness. The remaining unused portions of the proceeds from these public offerings were used to fund investments in portfolio companies in accordance with our investment objective and strategies and market conditions.

              As of September 30, 2010, total equity market capitalization for the Company was $3.0 billion compared to $1.4 billion as of December 31, 2009.

Debt Capital Activities

              Our debt obligations as of September 30, 2010 and December 31, 2009 consisted of the following (in millions):

	September 30, 2010			December 31, 2009
	Carrying Value(1)		Total Available(2)	Carrying Value	Total Available(2)
CP Funding Facility	$283.4		$400.0	$221.6	$221.6
Revolving Credit Facility	431.0		810.0	474.1	525.0
CP Funding II Facility(3)	—		—	—	200.0
Debt Securitization	177.2		200.1	273.8	275.0
2011 Notes (principal amount outstanding of $300.6)	294.3	(4)	300.6	—	—
2012 Notes (principal amount outstanding of $161.2)	157.5	(4)	161.2	—	—
2047 Notes (principal amount outstanding of $230.0)	180.8	(4)	230.0	—	—

	$1,524.2		$2,101.9	$969.5	$1,221.6

(1)
Except for the Unsecured Notes, all carrying values are the same as the principal amounts outstanding.

(2)
Subject to borrowing base and leverage restrictions.

(3)
The CP Funding II Facility was combined with the CP Funding Facility on January 22, 2010. In connection therewith the CP Funding II Facility was terminated.

(4)
Represents the aggregate principal amount of the applicable series of notes less the unaccreted discount initially recorded as a part of the Allied Acquisition.

              The weighted average interest rate and weighted average maturity, both on principal value, of all our outstanding borrowings as of September 30, 2010 were 4.63% and 8 years, respectively. The weighted average interest rate and weighted average maturity of all our outstanding borrowings as of December 31, 2009 were 2.05% and 3.8 years, respectively.

              The ratio of total principal debt outstanding to stockholders' equity as of September 30, 2010 was 0.57:1.00 compared to 0.77:1.00 as of December 31, 2009. The ratio of total carrying value of debt to stockholders' equity as of September 30, 2010 was 0.55:1.00 compared to 0.77:1.00 as of December 31, 2009.

              As required by the Investment Company Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the Investment Company Act, is at least 200% after such borrowing. As of September 30, 2010, our asset coverage for borrowed amounts was 282%.

    CP Funding Facilities

              In October 2004, we formed Ares Capital CP Funding LLC ("Ares Capital CP"), a wholly owned subsidiary of the Company, through which we established a revolving facility (as amended, the "CP Funding Facility") that, as amended, allowed Ares Capital CP to issue up to $350 million of variable funding certificates. On May 7, 2009, the Company and Ares Capital CP entered into an amendment that, among other things, converted the CP Funding Facility from a revolving facility to an amortizing facility, extended the maturity from July 21, 2009 to May 7, 2012 and reduced the availability from $350 million to $225 million.

              On July 21, 2009, we entered into an agreement with Wachovia Bank N.A. ("Wachovia") to establish a new revolving facility (the "CP Funding II Facility") whereby Wachovia agreed to extend credit to us in an aggregate principal amount not exceeding $200 million at any one time outstanding. Prior to its combination with the CP Funding Facility, the CP Funding II Facility was scheduled to expire on July 21, 2012.

              On January 22, 2010, we combined the CP Funding Facility with the CP Funding II Facility into a single $400 million revolving securitized facility (the "combined CP Funding Facility"). In connection with the combination, we terminated the CP Funding II Facility and entered into an Amended and Restated Purchase and Sale Agreement with Ares Capital CP Funding Holdings LLC, our wholly owned subsidiary ("CP Holdings"), pursuant to which we may sell to CP Holdings certain loans that we have originated or acquired, or will originate or acquire from time to time, which CP Holdings will subsequently sell to Ares Capital CP, which is a wholly owned subsidiary of CP Holdings. The combined CP Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The combined CP Funding Facility, among other things, extends the maturity date of the facility to January 22, 2013 (with two one-year extension options, subject to mutual consent). Prior to January 22, 2010, the interest rate charged on the CP Funding Facility was the commercial paper rate plus 3.50%. After January 22, 2010, subject to certain exceptions, the interest charged on the combined CP Funding Facility is based on LIBOR plus an applicable spread of between 2.25% and 3.75% or on a "base rate" (which is the higher of a prime rate, or the federal funds rate plus 0.50%) plus an applicable spread of between 1.25% to 2.75%, in each case, based on a pricing grid depending upon our credit rating. Additionally, we are required to pay a commitment fee of between 0.50% and 2.00% depending on the usage level on any unused portion of the combined CP Funding Facility. As of September 30, 2010, the effective LIBOR spread under the CP Funding Facility was 2.75%.

              As of September 30, 2010, the principal amount outstanding under the combined CP Funding Facility was $283.4 million and the Company continues to be in material compliance with all of the limitations and requirements of the CP Funding Facility. See Note 7 to our consolidated financial statements for the period ended September 30, 2010 for more detail on the combined CP Funding Facility.

    Revolving Credit Facility

              In December 2005, we entered into the Revolving Credit Facility, under which, as amended, the lenders agreed to extend credit to the Company. On January 22, 2010, we entered into an agreement to amend and restate the Revolving Credit Facility. The amendment and restatement of the Revolving Credit Facility, among other things, increased the size of the facility from $525 million to $690 million (comprised of $615 million in commitments on a stand-alone basis and an additional $75 million in commitments contingent upon the closing of the Allied Acquisition), extended the maturity date from December 28, 2010 to January 22, 2013 and modified pricing. The Revolving Credit Facility also includes an "accordion" feature that allows us, under certain circumstances, to increase the size of the facility to a maximum of $1.05 billion. During the three months ended September 30, 2010, we exercised this "accordion" feature and increased the size of the facility by $60 million to bring the total facility size to $810 million. As of September 30, 2010, there was $431.0 million outstanding under the Revolving Credit Facility and the Company continues to be in material compliance with all of the limitations and requirements of the Revolving Credit Facility.

              Prior to January 22, 2010, subject to certain exceptions, pricing on the Revolving Credit Facility was based on LIBOR plus 1.00% or on an "alternate base rate" (which was the highest of a prime rate, the federal funds rate plus 0.50%, or one month LIBOR plus 1.00%). After January 22, 2010, subject to certain exceptions, pricing under the Revolving Credit Facility is based on LIBOR plus an applicable spread of between 2.50% and 4.00% or on the "alternate base rate" plus an applicable spread of between 1.50% and 3.00%, in each case, based on a pricing grid depending upon our credit rating. As of September 30, 2010, the effective LIBOR spread under the Revolving Credit Facility was 3.00%. See Note 7 to our consolidated financial statements for the period ended September 30, 2010 for more detail on the Revolving Credit Facility.

    Debt Securitization

              In July 2006, through ARCC Commercial Loan Trust 2006, a vehicle serviced by our wholly owned subsidiary, ARCC CLO 2006 LLC ("ARCC CLO"), we completed a $400 million debt securitization (the "Debt Securitization") and issued approximately $314 million principal amount of asset-backed notes (including revolving notes in an aggregate amount of up to $50 million, $27.0 million of which were drawn down as of September 30, 2010) (the "CLO Notes") to third parties that were secured by a pool of middle market loans that have been purchased or originated by the Company. The CLO Notes are included in the September 30, 2010 consolidated balance sheet. We retained approximately $86 million of aggregate principal amount of certain BBB and non-rated securities in the Debt Securitization. During the first quarter of 2009, we repurchased $34.8 million of additional CLO Notes, bringing our total holdings of CLO Notes to $120.8 million (the "Retained Notes"). During the nine months ended September 30, 2010, we repaid $96.6 million of the CLO Notes.

              The CLO Notes mature on December 20, 2019 and have a blended pricing of LIBOR plus 0.35%. As of September 30, 2010, there was $177.2 million outstanding under the Debt Securitization (excluding the Retained Notes). See Note 7 to our consolidated financial statements for the period ended September 30, 2010 for more detail on the Debt Securitization.

    Publicly Issued Unsecured Notes Payable

              As part of the Allied Acquisition, the Company assumed all outstanding debt obligations of Allied Capital, including the Unsecured Notes, which consist of the 2011 Notes, the 2012 Notes and the 2047 Notes.

Carrying Value(1)
2011 Notes (principal amount of $300.6)	$294.3
2012 Notes (principal amount of $161.2)	157.5
2047 Notes (principal amount of $230.0)	180.8

Total	$632.6

(1)
Represents the principal amount of the notes less the unaccreted discount initially recorded as a part of the Allied Acquisition.

              The 2011 Notes and the 2012 Notes require payment of interest semi-annually, and all principal is due upon maturity. The Company has the option to redeem these notes in whole or in part, together with a redemption premium, as stipulated in the notes.

              The 2047 Notes require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time on or after April 15, 2012, at par and upon the occurrence of certain tax events as stipulated in the notes.

              In addition, the Company may purchase the Unsecured Notes in the market to the extent permitted by the Investment Company Act. During the three months ended September 30, 2010, the Company purchased $14.4 million of the 2011 Notes and $29.4 million of the 2012 Notes. As a result of these transactions a realized loss of $1.6 million was recognized during the period. During the nine months ended September 30, 2010, the Company purchased $19.4 million of the 2011 Notes and

$34.4 million of the 2012 Notes. As a result of these transactions a realized loss of $2.0 million was recognized during the period.

              See Recent Developments and Note 17 to our consolidated financial statements for the period ended September 30, 2010 for more detail on the issuance of unsecured notes on October 21, 2010.

PORTFOLIO VALUATION

              Investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on the input of our management and audit committee and independent valuation firms that have been engaged at the direction of the board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period, and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum 50% of our valuations of portfolio at fair value are subject to review by an independent valuation firm each quarter.

              As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation.

              Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, based on the input of our management and audit committee and independent valuation firms, under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have recorded it.

              In addition, changes in the market environment, such as inflation, and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses that would be realized based on the valuations currently assigned. See the factors set forth in "Risk Factors" included in our annual report on Form 10-K for the fiscal year ended December 31, 2009, including the Risk Factor entitled "Risk Factors—Risks Relating to our Investments—Price declines and illiquidity in the corporate debt markets have adversely affected, and may in the future adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation."

              With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with the entire investment portfolio and management team, and then valuation recommendations are presented to the board of directors.

  •
  The audit committee of our board of directors reviews these valuations, as well as the input of independent third-party valuation firms with respect to the valuations of a minimum of 50% of our portfolio at fair value.

  •
  The board of directors discusses valuations and determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on the input of our management and audit committee and independent third-party valuation firms.

              Effective January 1, 2008, the Company adopted ASC 820-10 (previously SFAS No. 157, Fair Value Measurements), which expands the application of fair value accounting for investments (see Note 8 to the consolidated financial statements for the period ended September 30, 2010). Investments acquired as part of the Allied Acquisition were accounted for in accordance with ASC 805-10 (previously SFAS No. 141(R)), Business Combinations, which requires that all assets be recorded at fair value. As a result, the initial amortized cost basis and fair value for the acquired investments were the same value at April 1, 2010 (see Note 15 to the consolidated financial statements for the period ended September 30, 2010).

OFF BALANCE SHEET ARRANGEMENTS

              As of September 30, 2010 and December 31, 2009, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans to its portfolio companies (in millions):

	September 30, 2010	December 31, 2009
Total revolving and delayed draw commitments	$633.4	$136.8
Less: funded commitments	(382.6)	(37.2)

Total unfunded commitments	250.8	99.6
Less: commitments substantially at discretion of the Company	(63.4)	(4.0)
Less: unavailable commitments due to borrowing base or other covenant restrictions	(16.1)	(16.2)

Total net adjusted unfunded commitments	$171.3	$79.4

              Of the total net adjusted unfunded commitments as of September 30, 2010, $78.1 million are from commitments for investments acquired as part of the Allied Acquisition. Also, of the total commitments as of September 30, 2010, $176.6 million extend beyond the maturity date for our Revolving Credit Facility. Included within the total commitments as of September 30, 2010 are commitments to issue up to $21.7 million in standby letters of credit through a financial intermediary on behalf of certain portfolio companies. Under these arrangements, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. As of September 30, 2010, the Company had $18.7 million in standby letters of credit issued and outstanding on behalf of the portfolio companies, of which no amounts were recorded as a liability on the balance sheet as they are considered in the valuation of the investments in the portfolio company. Of these letters of credit, $0.3 million expire in December 2010, $0.8 million expire in January 2011, $8.2 million expire in February 2011, $2.0 million expire in March 2011, $2.3 million expire in September 2011, and $5.1 million expire in December 2011.

              As of September 30, 2010 and December 31, 2009, the Company was a party to subscription agreements to fund equity investments in private equity investment partnerships as follows (in millions):

	September 30, 2010	December 31, 2009
Total private equity commitments	$567.6	$428.3
Total unfunded private equity commitments	$442.5	$415.4

              Of the total unfunded private equity commitments as of September 30, 2010, $400.5 million are substantially at the discretion of the Company. Additionally, of the total unfunded private equity commitments as of September 30, 2010, $28.1 million are for investments acquired as part of the Allied Acquisition.

              As of September 30, 2010, one of the Company's portfolio companies, Ciena Capital LLC ("Ciena"), had one non-recourse securitization Small Business Administration ("SBA") loan warehouse facility, which has reached its maturity date but remains outstanding. Ciena is working with the providers of the SBA loan warehouse facility with regard to the repayment of that facility. Allied Capital had previously issued a performance guaranty (which Ares Capital succeeded to as a result of the Allied Acquisition) whereby Ares Capital must indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena's failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse facility. As of September 30, 2010, there are no known issues or claims with respect to this performance guaranty.

              See Notes 5 and 10 to the consolidated financial statements for the period ended September 30, 2010 for more information on the Company's commitment to the Senior Secured Loan Program.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

              We are subject to financial market risks, including changes in interest rates and the valuations of our investment portfolio.

Interest Rate Risk

              Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. Because we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

              As of September 30, 2010, approximately 53% of the investments at fair value in our portfolio were at fixed rates while approximately 26% were at variable rates, 16% were non-interest earning and 5% were on non-accrual status. Additionally, as of September 30, 2010, 18% of the investments at fair value or 69% of the investments at fair value with variable rates contain interest rate floors. The Debt

Securitization, the combined CP Funding Facility and the Revolving Credit Facility all bear interest at variable rates while the Unsecured Notes bear interest at fixed rates.

              We regularly measure our exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on that review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

              In October 2008, we entered into an interest rate swap agreement that ends on December 20, 2010, for a total notional amount of $75 million. Under the interest rate swap agreement, we will pay a fixed interest rate of 2.985% and receive a floating rate based on the prevailing three-month LIBOR.

              While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.

              Based on our September 30, 2010 balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure and reflecting the effect of our interest rate swap agreement described above and in Note 11 to the consolidated financial statements for the period ended September 30, 2010 (in millions):

Basis Point Change	Interest Income	Interest Expense	Net Income
Up 300 basis points	$20.5	$24.5	$(4.0)
Up 200 basis points	$11.7	$16.3	$(4.6)
Up 100 basis points	$4.5	$8.2	$(3.7)
Down 100 basis points	$(1.4)	$(5.0)	$3.6
Down 200 basis points	$(1.6)	$(5.0)	$3.4
Down 300 basis points	$(1.7)	$(5.0)	$3.3

              Based on our December 31, 2009 balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure and reflecting the effect of our interest rate swap agreement described above and in Note 11 to the consolidated financial statements for the period ended September 30, 2010 (in millions):

Basis Point Change	Interest Income	Interest Expense	Net Income
Up 300 basis points	$17.6	$26.8	$(9.2)
Up 200 basis points	$11.2	$17.9	$(6.7)
Up 100 basis points	$5.6	$8.9	$(3.3)
Down 100 basis points	$(2.1)	$(2.9)	$0.8
Down 200 basis points	$(3.1)	$(2.9)	$(0.2)
Down 300 basis points	$(4.1)	$(2.9)	$(1.2)

CAPITALIZATION

              The following table sets forth (a) our actual capitalization at September 30, 2010 and (b) our pro forma capitalization to reflect the effects of the sale of our common stock in this offering (assuming that the underwriters do not exercise their overallotment option) at an assumed public offering price of $17.25 per share, after deducting the underwriting discounts and commissions and estimated offering expenses payable by us. You should read this table together with "Use of Proceeds" and our balance sheet included elsewhere in this prospectus supplement or the accompanying prospectus.

	As of September 30, 2010 (unaudited, dollar amounts in thousands)
	Actual	Pro Forma
Cash and cash equivalents	$134,362	$134,362

Debt(1)
CP Funding Facility	283,374	$283,374
Revolving Credit Facility	431,000	266,963
CLO Notes under the Debt Securitization	177,163	177,163
2011 Notes	294,333	294,333
2012 Notes	157,523	157,523
2047 Notes	180,750	180,750
Total Debt	1,524,143	1,360,106

Stockholders' Equity
Common stock, par value $.001 per share, 300,000,000 common shares authorized, 192,566,434 and 202,566,434 common shares issued and outstanding, respectively	$193	$203
Capital in excess of par value	2,656,890	2,820,917
Accumulated overdistributed net investment income	(25,264)	(25,264)
Accumulated net realized gain on investments, foreign currency transactions, extinguishment of debt and acquisitions	171,454	171,454
Net unrealized loss on investments and foreign currency transactions	(24,797)	(24,797)

Total stockholders' equity	$2,778,476	$2,942,513

Total capitalization	$4,302,619	$4,302,619

(1)
The above table reflects the carrying value of indebtedness outstanding as of September 30, 2010. However, on October 21, 2010, we issued $200 million of the 2040 Notes, the proceeds of which were used to pay down outstanding indebtedness under the Revolving Credit Facility. As of November 8, 2010, outstanding indebtedness under the Revolving Credit Facility and the CP Funding Facility was $169 million and $321 million, respectively. For pro forma purposes, the above table assumes that net proceeds from the sale of our common stock in this offering are used to paydown outstanding indebtedness under the Revolving Credit Facility as of September 30, 2010.

UNDERWRITING

              Wells Fargo Securities, LLC, Merrill Lynch, Pierce Fenner & Smith Incorporated and SunTrust Robinson Humphrey, Inc. are acting as representatives of each of the underwriters named below. Subject to the terms and conditions set forth in a purchase agreement among us and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the number of shares of common stock set forth opposite its name below.

Underwriter	Number of Shares
Wells Fargo Securities, LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
SunTrust Robinson Humphrey, Inc.
Deutsche Bank Securities Inc.
Morgan Stanley & Co. Incorporated
BB&T Capital Markets, a division of Scott & Stringfellow, LLC
BMO Capital Markets Corp
Stifel, Nicolaus & Company, Incorporated
JMP Securities LLC

Total	10,000,000

              Subject to the terms and conditions set forth in the purchase agreement, the underwriters have agreed, severally and not jointly, to purchase all of the shares sold under the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

              We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

              The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer's certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

              The representatives have advised us that the underwriters propose initially to offer the shares to the public at the public offering price set forth on the cover page of this prospectus and to dealers at that price less a concession not in excess of $            per share. After the initial offering, the public offering price, concession or any other term of the offering may be changed.

              The following table shows the public offering price, underwriting discount and proceeds before expenses to us. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Option	With Option
Public offering price	$	$	$
Underwriting discount	$	$	$
Proceeds, before expenses, to us	$	$	$

              The expenses of the offering, not including the underwriting discount, are estimated at $0.7 million and are payable by us.

Overallotment Option

              We have granted an option to the underwriters to purchase up to 1,500,000 additional shares at the public offering price, less the underwriting discount. The underwriters may exercise this option for 30 days from the date of this prospectus supplement solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

No Sales of Similar Securities

              We have agreed, with exceptions, not to sell or transfer any common stock for 45 days after the date of this prospectus supplement without first obtaining the written consent of Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunTrust Robinson Humphrey, Inc.

              Our executive officers and directors and Ares Capital Management and certain of its affiliates have agreed, with exceptions, not to sell or transfer any common stock for 45 days after the date of this prospectus supplement without first obtaining the written consent of Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunTrust Robinson Humphrey, Inc. Specifically, we and these other persons have agreed, with certain limited exceptions, not to directly or indirectly

  •
  offer, pledge, sell or contract to sell any common stock,

  •
  sell any option or contract to purchase any common stock,

  •
  purchase any option or contract to sell any common stock,

  •
  grant any option, right or warrant for the sale of any common stock,

  •
  lend or otherwise dispose of or transfer any common stock,

  •
  request or demand that we file a registration statement related to the common stock, or

  •
  enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any common stock whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise.

              This lock-up provision applies to common stock and to securities convertible into or exchangeable or exercisable for or repayable with common stock. It also applies to common stock owned now or acquired later by the person executing the agreement or for which the person executing the agreement later acquires the power of disposition. In the event that either (x) during the last 17 days of the lock-up period referred to above, we issue an earnings release or material news or a material event relating to the Company occurs or (y) prior to the expiration of the lock-up period, we announce that we will release earnings results or become aware that material news or a material event will occur during the 16-day period beginning on the last day of the lock-up period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

NASDAQ Global Select Market Listing

              The shares are listed on the NASDAQ Global Select Market under the symbol "ARCC."

Price Stabilization, Short Positions

              Until the distribution of the shares is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing our common stock. However, the representatives may engage in transactions that stabilize the price of the common stock, such as bids or purchases to peg, fix or maintain that price.

              In connection with the offering, the underwriters may purchase and sell our common stock in the open market. These transactions may include short sales, purchases on the open market to cover positions created by short sales and stabilizing transactions. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. "Covered" short sales are sales made in an amount not greater than the underwriters' overallotment option described above. The underwriters may close out any covered short position by either exercising their overallotment option or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the overallotment option. "Naked" short sales are sales in excess of the overallotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of our common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of shares of common stock made by the underwriters in the open market prior to the completion of the offering.

              Similar to other purchase transactions, the underwriters' purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of our common stock. As a result, the price of our common stock may be higher than the price that might otherwise exist in the open market. The underwriters may conduct these transactions on the NASDAQ Global Select Market, in the over-the-counter market or otherwise.

              Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common stock. In addition, neither we nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Passive Market Making

              In connection with this offering, underwriters and selling group members may engage in passive market making transactions in the common stock on the NASDAQ Global Select Market in accordance with Rule 103 of Regulation M under the Exchange Act during a period before the commencement of offers or sales of common stock and extending through the completion of distribution. A passive market maker must display its bid at a price not in excess of the highest independent bid of that security. However, if all independent bids are lowered below the passive market maker's bid, that bid must then be lowered when specified purchase limits are exceeded. Passive market making may cause the price of our common stock to be higher than the price that otherwise would exist in the open market in the absence of those transactions. The underwriters and dealers are not required to engage in passive market making and may end passive market making activities at any time.

Electronic Offer, Sale and Distribution of Shares

              The underwriters may make prospectuses available in electronic (PDF) format. A prospectus in electronic (PDF) format may be made available on a web site maintained by the underwriters, and the underwriters may distribute such prospectuses electronically. The underwriters may allocate a limited number of shares for sale to their online brokerage customers.

Other Relationships

              The underwriters and their affiliates have provided in the past and may provide from time to time in the future in the ordinary course of their business certain commercial banking, financial advisory, investment banking and other services to Ares and its affiliates and managed funds and Ares Capital or our portfolio companies for which they have received or will be entitled to receive separate fees. In particular, the underwriters or their affiliates may execute transactions with Ares Capital or on behalf of Ares Capital, Ares or any of our or their portfolio companies, affiliates and/or managed funds. In addition, the underwriters or their affiliates may act as arrangers, underwriters or placement agents for companies whose securities are sold to or whose loans are syndicated to Ares, Ares Capital or Ares Capital Management and their affiliates and managed funds.

              Affiliates of certain of the underwriters are limited partners of private investment funds affiliated with our investment adviser, Ares Capital Management.

              The underwriters or their affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to Ares, Ares Capital, Ares Capital Management or any of the portfolio companies.

              We may purchase securities of third parties from the underwriters or their affiliates after the offering. However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities. We would only purchase any such securities if—among other things—we identified securities that satisfied our investment needs and completed our due diligence review of such securities.

              After the date of this prospectus supplement, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by the underwriters and their affiliates in the ordinary course of its business and not in connection with the offering of the common stock. In addition, after the offering period for the sale of our common stock, the underwriters or their affiliates may develop analyses or opinions related to Ares, Ares Capital or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding Ares Capital to our stockholders.

              Affiliates of certain of the underwriters serve as lenders under our credit facilities or other debt instruments and are also lenders to private investment funds managed by Ivy Hill Asset Management, L.P., our portfolio company. Certain of the underwriters and their affiliates were underwriters in connection with our initial public offering and our subsequent common stock and debt offerings and rights offering, for which they received customary fees.

              Frank E. O'Bryan and Greg Penske, two of our independent directors, hold certain securities of one or more of this offering's underwriters (or their affiliates). As a result, each of Mr. O'Bryan and Mr. Penske may be considered an "interested person" of the Company during the pendency of this offering under relevant rules of the Investment Company Act.

              The principal business address of Wells Fargo Securities, LLC is 375 Park Avenue, New York, New York 10152. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, NY 10036. The principal business address of SunTrust Robinson Humphrey, Inc. is 3333 Peachtree Road, NE, Atlanta, GA 30326. The principal business address of Deutsche Bank Securities, Inc. is 60 Wall Street, New York, NY 10005. The principal business address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, NY 10036. The principal business address of BB&T Capital Markets, a division of Scott & Stringfellow, LLC, is 901 E. Byrd Street, Suite 410, Richmond, Virginia 23219. The principal business address of BMO Capital Markets Corp. is 3 Times Square, New York, NY 10036. The principal business address of JMP Securities LLC is 600 Montgomery Street, 10th Floor, San Francisco, CA 94111. The principal business address of Stifel, Nicolaus & Company, Incorporated is 501 North Broadway, St. Louis, MO 63102.

Conflicts of Interest

              Proceeds of this offering will be used to repay or repurchase outstanding indebtedness under (a) the Revolving Credit Facility and (b) the CP Funding Facility. Affiliates of certain of the underwriters, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Robinson Humphrey, Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated and BMO Capital Markets Corp., are lenders under the Revolving Credit Facility and affiliates of certain the underwriters, including Wells Fargo Securities, LLC, are lenders under the CP Funding Facility. Accordingly, affiliates of certain of the underwriters will receive more than 5% of the proceeds of this offering which are used to repay or repurchase outstanding indebtedness under the Revolving Credit Facility and the CP Funding Facility.

Notice to Prospective Investors in the EEA

              In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State") an offer to the public of any shares which are the subject of the offering contemplated by this prospectus (the "Shares") may not be made in that Relevant Member State, except that an offer to the public in that Relevant Member State of any Shares may be made at any time under the following exemptions under the Prospectus Directive, if they have been implemented in that Relevant Member State:

    (a)
    to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

    (b)
    to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;

    (c)
    by the underwriters to fewer than 100 natural or legal persons (other than "qualified investors" as defined in the Prospectus Directive) subject to obtaining the prior consent of the representatives for any such offer; or

    (d)
    in any other circumstances falling within Article 3(2) of the Prospectus Directive,

provided that no such offer of Shares shall result in a requirement for the publication by us or any representative of a prospectus pursuant to Article 3 of the Prospectus Directive.

              Any person making or intending to make any offer of shares within the EEA should only do so in circumstances in which no obligation arises for us or any of the underwriters to produce a prospectus for such offer. Neither we nor the underwriters have authorized, nor do they authorize, the making of any offer of shares through any financial intermediary, other than offers made by the underwriters which constitute the final offering of shares contemplated in this prospectus.

              For the purposes of this provision, and your representation below, the expression an "offer to the public" in relation to any Shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and any Shares to be offered so as to enable an investor to decide to purchase any Shares, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression "Prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

              Each person in a Relevant Member State who receives any communication in respect of, or who acquires any shares under, the offer of shares contemplated by this prospectus will be deemed to have represented, warranted and agreed to and with us and each underwriter that:

    (A)
    it is a "qualified investor" within the meaning of the law in that Relevant Member State implementing Article 2(1)(e) of the Prospectus Directive; and

    (B)
    in the case of any shares acquired by it as a financial intermediary, as that term is used in Article 3(2) of the Prospectus Directive, (i) the shares acquired by it in the offering have not been acquired on behalf of, nor have they been acquired with a view to their offer or resale to, persons in any Relevant Member State other than "qualified investors" (as defined in the Prospectus Directive), or in circumstances in which the prior consent of the representatives has been given to the offer or resale; or (ii) where shares have been acquired by it on behalf of persons in any Relevant Member State other than qualified investors, the offer of those shares to it is not treated under the Prospectus Directive as having been made to such persons.

              In addition, in the United Kingdom, this document is being distributed only to, and is directed only at, and any offer subsequently made may only be directed at persons who are "qualified investors" (as defined in the Prospectus Directive) (i) who have professional experience in matters relating to investments falling within Article 19 (5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the "Order") and/or (ii) who are high net worth companies (or persons to whom it may otherwise be lawfully communicated) falling within Article 49(2)(a) to (d) of the Order (all such persons together being referred to as "relevant persons"). This document must not be acted on or relied on in the United Kingdom by persons who are not relevant persons. In the United Kingdom, any investment or investment activity to which this document relates is only available to, and will be engaged in with, relevant persons.

Notice to Prospective Investors in Switzerland

              The Shares may not be publicly offered in Switzerland and will not be listed on the SIX Swiss Exchange ("SIX") or on any other stock exchange or regulated trading facility in Switzerland. This document has been prepared without regard to the disclosure standards for issuance prospectuses under art. 652a or art. 1156 of the Swiss Code of Obligations or the disclosure standards for listing prospectuses under art. 27 ff. of the SIX Listing Rules or the listing rules of any other stock exchange or regulated trading facility in Switzerland. Neither this document nor any other offering or marketing material relating to the Shares or the offering may be publicly distributed or otherwise made publicly available in Switzerland.

              Neither this document nor any other offering or marketing material relating to the offering, Ares Capital Corporation or the Shares have been or will be filed with or approved by any Swiss regulatory authority. In particular, this document will not be filed with, and the offer of Shares will not be supervised by, the Swiss Financial Market Supervisory Authority FINMA (FINMA), and the offer of Shares has not been and will not be authorized under the Swiss Federal Act on Collective Investment Schemes ("CISA"). The investor protection afforded to acquirers of interests in collective investment schemes under the CISA does not extend to acquirers of Shares.

Notice to Prospective Investors in the Dubai International Financial Centre

              This document relates to an Exempt Offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority ("DFSA"). This document is intended for distribution only to persons of a type specified in the Offered Securities Rules of the DFSA. It must not be delivered to, or relied on by, any other person. The DFSA has no responsibility for reviewing or verifying any documents in connection with Exempt Offers. The DFSA has not approved this document nor taken steps to verify the information set forth herein and has no responsibility for this document. The shares to which this document relates may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the shares offered should conduct their own due diligence on the shares. If you do not understand the contents of this document you should consult an authorized financial advisor.

 LEGAL MATTERS

              Certain legal matters in connection with the offering will be passed upon for us by Proskauer Rose LLP, Los Angeles, California, Sutherland Asbill & Brennan LLP, Washington, D.C., and Venable LLP, Baltimore, Maryland. Proskauer Rose LLP has from time to time represented the underwriters, Ares and Ares Capital Management on unrelated matters. Certain legal matters in connection with the offering will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
(dollar amounts in thousands, except per share data)

	As of
	September 30, 2010	December 31, 2009
	(unaudited)
ASSETS
Investments at fair value (amortized cost of $4,174,139 and $2,376,384, respectively)
Non-controlled/non-affiliate company investments	$2,343,641	$1,568,423
Non-controlled affiliate company investments	565,988	276,351
Controlled affiliate company investments	1,240,161	327,040

Total investments at fair value	4,149,790	2,171,814
Cash and cash equivalents	134,362	99,227
Interest receivable	88,184	28,019
Other assets	59,845	14,455

Total assets	$4,432,181	$2,313,515

LIABILITIES
Debt	$1,524,143	$969,465
Management and incentive fees payable	33,241	66,495
Accounts payable and accrued expenses	79,996	16,533
Interest and facility fees payable	16,325	2,645
Payable for open trades	—	489

Total liabilities	1,653,705	1,055,627

Commitments and contingencies (Note 6)
STOCKHOLDERS' EQUITY
Common stock, par value $.001 per share, 300,000,000 common shares authorized, 192,566,434 and 109,944,674 common shares issued and outstanding, respectively	193	110
Capital in excess of par value	2,656,890	1,490,458
Accumulated (overdistributed) undistributed net investment income	(25,264)	3,143
Accumulated net realized gain (loss) on investments, foreign currency transactions, extinguishment of debt and acquisitions	171,454	(31,115)
Net unrealized loss on investments and foreign currency transactions	(24,797)	(204,708)

Total stockholders' equity	2,778,476	1,257,888

Total liabilities and stockholders' equity	$4,432,181	$2,313,515

NET ASSETS PER SHARE	$14.43	$11.44

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
(dollar amounts in thousands, except per share data)

	For the three months ended		For the nine months ended
	September 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
INVESTMENT INCOME:
From non-controlled/non-affiliate company investments:
Interest from investments	$66,319	$49,728	$177,285	$138,866
Capital structuring service fees	8,122	—	15,258	1,653
Management fees	1,711	29	4,261	29
Dividend income	1,381	525	3,299	1,568
Interest from cash & cash equivalents	47	35	75	245
Other income	1,094	1,501	3,648	4,198

Total investment income from non-controlled/non-affiliate company investments	78,674	51,818	203,826	146,559
From non-controlled affiliate company investments:
Interest from investments	13,607	4,916	33,602	17,019
Dividend income	127	148	318	285
Management fees	75	63	363	1,380
Other income	63	140	485	308

Total investment income from non-controlled affiliate company investments	13,872	5,267	34,768	18,992
From controlled affiliate company investments:
Interest from investments	27,908	2,255	62,545	7,348
Capital structuring service fees	12,489	—	15,146	194
Dividend income	2,415	1,511	4,211	1,511
Management fees	2,652	—	5,430	1,286
Other income	116	30	300	118

Total investment income from controlled affiliate company investments	45,580	3,796	87,632	10,457

Total investment income	138,126	60,881	326,226	176,008

EXPENSES:
Interest and credit facility fees	22,755	5,721	54,453	18,603
Incentive management fees	17,805	8,227	40,922	23,764
Base management fees	15,436	7,508	35,574	22,502
Professional fees	3,233	2,044	9,191	5,749
Administrative	2,642	809	6,251	2,905
Professional fees and other costs related to the acquisition of Allied Capital Corporation	1,450	1,989	17,773	1,989
Rent	1,565	301	3,659	1,458
Insurance	539	313	1,433	988
Depreciation	252	167	662	505
Directors fees	198	134	476	370
Other	1,195	308	3,006	1,558

Total expenses	67,070	27,521	173,400	80,391
NET INVESTMENT INCOME BEFORE INCOME TAXES	71,056	33,360	152,826	95,617

Income tax expense (benefit), including excise tax	(164)	454	360	563

NET INVESTMENT INCOME	71,220	32,906	152,466	95,054

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gains (losses):
Non-controlled/non-affiliate company investments	1,225	12,049	10,998	9,887
Non-controlled affiliate company investments	9	—	(3,725)	(482)
Controlled affiliate company investments	(6)	(13,705)	1,296	(13,705)
Foreign currency transactions	—	—	85	68

Net realized gains (losses)	1,228	(1,656)	8,654	(4,232)
Net unrealized gains (losses):
Non-controlled/non-affiliate company investments	17,509	(552)	113,590	1,336
Non-controlled affiliate company investments	16,064	14,916	35,152	3,644
Controlled affiliate company investments	23,934	17,699	31,321	10,773
Foreign currency transactions	—	(37)	(152)	(55)

Net unrealized gains (losses)	57,507	32,026	179,911	15,698
Net realized and unrealized gains (losses) from investments and foreign currency transactions	58,735	30,370	188,565	11,466

GAIN ON THE ACQUISITION OF ALLIED CAPITAL CORPORATION	—	—	195,876	—

REALIZED GAIN (LOSS) ON EXTINGUISHMENT OF DEBT	(1,578)	—	(1,961)	26,543

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$128,377	$63,276	$534,946	$133,063

BASIC AND DILUTED EARNINGS PER COMMON SHARE (Note 4)	$0.67	$0.62	$3.16	$1.34

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING—BASIC AND DILUTED (Note 4)	192,167,337	102,831,909	169,499,905	99,066,652

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of September 30, 2010 (unaudited)
(dollar amounts in thousands, except per unit data)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Investment Funds
AGILE Fund I, LLC(7)	Investment partnership	Member interest (0.50% interest)		4/1/2010	$264	$217		(16)

BB&T Capital Partners/Windsor Mezzanine Fund, LLC(6)	Investment partnership	Member interest (32.59% interest)		4/1/2010	12,877	15,190

Callidus Debt Partners CDO Fund I, Ltd.(8)	Investment company	Class C notes ($18,800 par due 12/2013)	4.59%	4/1/2010	2,518	1,448	$0.08	(16)
		Class D notes ($9,400 par due 12/2013)		4/1/2010	—	—	$—	(13)(16)

					2,518	1,448

Callidus Debt Partners CLO Fund III, Ltd.(8)	Investment company	Preferred shares (23,600,000 shares)	9.05%	4/1/2010	4,753	6,874	$0.31	(16)

Callidus Debt Partners CLO Fund IV, Ltd.(8)	Investment company	Class D notes ($3,000 par due 4/2020)	4.84% (Libor + 4.55%/Q)	4/1/2010	1,789	1,741	$0.58	(16)
		Subordinated notes ($17,500 par due 4/2020)	14.03%	4/1/2010	7,216	10,285	$0.59	(16)

					9,005	12,026

Callidus Debt Partners CLO Fund V, Ltd.(8)	Investment company	Subordinated notes ($14,150 par due 11/2020)	19.70%	4/1/2010	8,692	11,096	$0.78	(16)

Callidus Debt Partners CLO Fund VI, Ltd.(8)	Investment company	Class D notes ($9,000 par due 10/2021)	6.29% (Libor + 6.00%/Q)	4/1/2010	3,962	4,241	$0.47	(16)
		Subordinated notes ($25,500 par due 10/2021)	18.39%	4/1/2010	11,050	17,101	$0.67	(16)

					15,012	21,342

Callidus Debt Partners CLO Fund VII, Ltd.(8)	Investment company	Subordinated notes ($28,000 par due 1/2021)	13.27%	4/1/2010	10,374	15,080	$0.54	(16)

Callidus MAPS CLO Fund I LLC	Investment company	Class E notes ($17,000 par due 12/2017)	5.80% (Libor + 5.53%/Q)	4/1/2010	11,679	11,244	$0.66	(16)
		Subordinated Notes ($47,900 par due 12/2017)	9.18%	4/1/2010	13,419	17,946	$0.37	(16)

					25,098	29,190

Callidus MAPS CLO Fund II, Ltd.	Investment company	Class D notes ($7,700 par due 7/2022)	4.54% (Libor + 4.25%/Q)	4/1/2010	3,324	4,049	$0.53	(16)
		Subordinated notes ($17,900 par due 7/2022)	19.30%	4/1/2010	8,977	12,906	$0.72	(16)

					12,301	16,955

Catterton Partners VI, L.P.	Investment partnership	Limited partnership interest (0.50% interest)		4/1/2010	1,721	2,226

CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.94 unit)		9/7/2007	53	—	$—	(16)

Cortec Group Fund IV, L.P.	Investment partnership	Limited partnership interest (2.53% interest)		4/1/2010	4,628	4,355		(16)

Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	1,059	982		(16)

Dryden XVIII Leveraged Loan 2007	Investment company	Class B notes ($9,000 par due 10/2019)	4.79% (Libor + 4.50%/Q)	4/1/2010	3,753	3,562	$0.40	(16)
Limited(8)		Subordinated notes ($21,164 par due 10/2019)	22.03%	4/1/2010	12,715	16,486	$0.78	(16)

					16,468	20,048

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Dynamic India Fund IV	Investment company	Member interest (5.44% interest)		4/1/2010	4,822	4,822		(16)

Fidus Mezzanine Capital, L.P.	Investment partnership	Limited partnership interest (29.12% interest)		4/1/2010	9,206	9,588

Firstlight Financial Corporation(6)(9)	Investment company	Senior subordinated loan ($73,625 par due 12/2016)	1.00% PIK	12/31/2006	73,433	47,857	$0.65	(4)(16)
		Common stock (10,000 shares)		12/31/2006	10,000	—	$—	(16)
		Common stock (30,000 shares)		12/31/2006	30,000	—	$—	(16)

					113,433	47,857

HCI Private Equity Managers, LP(7)(8)	Investment company	Member interest (100% interest)		4/1/2010	808	973	$0.81	(16)

Ivy Hill Middle Market Credit Fund, Ltd.(7)(8)(9)	Investment company	Class B deferrable interest notes ($40,000 par due 11/2018)	6.48% (Libor + 6.00%/Q)	11/20/2007	15,351	14,737	$0.96	(16)
		Subordinated notes ($15,351 par due 11/2018)	15.50%	11/20/2007	40,000	37,200	$0.93	(16)

					55,351	51,937

Knightsbridge CLO 2007-1 Ltd.(7)(8)	Investment company	Class E notes ($20,350 par due 1/2022)	9.29% (Libor + 9.00%/Q)	3/24/2010	14,852	11,296	$0.56	(16)

Knightsbridge CLO 2008-1 Ltd.(7)(8)	Investment company	Class C notes ($14,400 par due 6/2018)	7.79% (Libor + 7.50%/Q)	3/24/2010	14,400	14,400	$1.00	(16)
		Class D notes ($9,000 par due 6/2018)	8.79% (Libor + 8.50%/Q)	3/24/2010	9,000	9,000	$1.00	(16)
		Class E notes ($14,850 par due 6/2018)	5.29% (Libor + 5.00%/Q)	3/24/2010	13,596	9,914	$0.67	(16)

					36,996	33,314

Kodiak Fund LP	Investment partnership	Limited partnership interest (1.52% interest)		4/1/2010	932	784

Novak Biddle Venture Partners III, L.P.	Investment partnership	Limited partnership interest (2.47% interest)		4/1/2010	697	673		(16)

Pangaea CLO 2007-1 Ltd.(8)	Investment company	Class D notes ($15,000 par due 1/2021)	5.04% (Libor + 4.75%/Q)	4/1/2010	8,950	7,710	$0.51	(16)

Partnership Capital Growth Fund I, LP(9)	Investment partnership	Limited partnership interest (25% interest)		6/16/2006	2,380	2,394		(16)

Senior Secured Loan Fund LLC(7)(15)	Investment partnership	Subordinated certificates ($411,173 par due 12/2015)	(Libor + 8.00%/Q)	10/30/2009	400,451	425,500	$1.03	(16)

SPP Mezzanine Funding II, L.P.	Investment partnership	Limited partnership interest (42.73% interest)		4/1/2010	5,605	6,226		(16)

Trivergance Capital Partners, LP(9)	Investment partnership	Limited partnership interest (100% interest)		6/5/2008	2,925	—		(16)

Webster Capital II, L.P.	Investment partnership	Limited partnership interest (2.44% interest)		4/1/2010	1,220	1,227		(16)

					783,451	761,330			27.40%

Business Services
Avborne, Inc.(7)	Maintenance, repair and overhaul service provider	Common stock (27,500 shares)		4/1/2010	39	39	$1.42	(16)

Aviation Properties Corporation(7)	Aviation services	Common stock (100 shares)		4/1/2010	—	—	$—	(16)

BenefitMall Holdings, Inc.	Employee benefits broker	Senior subordinated loan ($40,326 par due 6/2014)	18.00%	4/1/2010	40,326	40,326	$1.00
	services company	Common stock (39,274,290 shares)		4/1/2010	53,510	49,679	$1.26
		Warrants		4/1/2010	—	—	$—

					93,836	90,005

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Booz Allen Hamilton, Inc.	Strategy and technology	Senior subordinated loan ($211 par due 7/2016)	13.00%	7/31/2008	185	186	$0.88	(16)
	consulting services	Senior subordinated loan ($10,484 par due 7/2016)	13.00%	7/31/2008	10,423	10,509	$1.00	(2)
		Senior secured loan ($735 par due 7/2015)	7.50% (Libor + 4.50%/Q)	7/31/2008	723	735	$1.00	(3)(14)

					11,331	11,430

CitiPostal Inc.(7)	Document storage and management	Senior secured revolving loan ($691 par due 12/2013)	6.50% (Libor + 4.50%/M)	4/1/2010	691	691	$1.00	(14)(16)
	services	Senior secured revolving loan ($1,250 par due 12/2013)	6.75% (Base Rate + 3.50%/Q)	4/1/2010	1,250	1,250	$1.00	(16)
		Senior secured loan ($484 par due 12/2013)	11.00% Cash, 2.00% PIK	4/1/2010	484	484	$1.00	(4)(16)
		Senior secured loan ($49,585 par due 12/2013)	11.00% Cash, 2.00% PIK	4/1/2010	49,585	49,585	$1.00	(2)(4)
		Senior subordinated loan ($12,034 par due 12/2015)	16.00% PIK	4/1/2010	12,034	12,034	$1.00	(4)(16)
		Common stock (37,024 shares)		4/1/2010	—	—	$—

					64,044	64,044

Cook Inlet Alternative Risk, LLC	Risk management	Senior secured loan ($40,000 par due 4/2013)		4/1/2010	25,124	25,114	$0.63	(13)(16)
	services	Senior secured loan ($47,600 par due 4/2013)		4/1/2010	29,876	29,886	$0.63	(13)(16)
		Member interest (3.17% interest)		4/1/2010	—	—

					55,000	55,000

Coverall North America, Inc.(7)	Commercial janitorial service	Senior secured loan ($15,763 par due 7/2011)	12.00%	4/1/2010	15,763	15,763	$1.00	(2)
	provider	Senior secured loan ($15,864 par due 7/2011)	12.00%	4/1/2010	15,864	15,864	$1.00	(2)
		Senior subordinated loan ($5,578 par due 7/2011)	15.00% Cash, 1.00% PIK	4/1/2010	5,574	1,290	$0.23	(4)(16)
		Common stock (763,333 shares)		4/1/2010	2,999	—	$—

					40,200	32,917

Digital VideoStream, LLC	Media content supply chain	Senior secured loan ($259 par due 2/2012)	10.00% Cash, 1.00% PIK	4/1/2010	259	259	$1.00	(4)(16)
	services company	Senior secured loan ($9 par due 2/2012)	10.00% Cash, 1.00% PIK	4/1/2010	7	9	$1.04	(2)(4)
		Senior secured loan ($10,626 par due 2/2012)	10.00% Cash, 1.00% PIK	4/1/2010	10,567	10,626	$1.00	(2)(4)
		Convertible subordinated loan ($5,403 par due 2/2016)	10.00% PIK	4/1/2010	5,838	5,713	$1.06	(4)(16)

					16,671	16,607

Diversified Collection Services, Inc.	Collections services	Senior secured loan ($7,000 par due 3/2012)	7.50% (Libor + 5.50%/Q)	4/1/2010	7,000	7,000	$1.00	(3)(14)
		Senior secured loan ($34,000 par due 9/2012)	13.75% (Libor + 11.75%/Q)	4/1/2010	34,000	34,000	$1.00	(2)(14)
		Senior secured loan ($2,000 par due 9/2012)	13.75% (Libor + 11.75%/Q)	4/1/2010	2,000	2,000	$1.00	(3)(14)
		Preferred stock (14,927 shares)		5/18/2006	169	284	$19.03	(16)
		Common stock (114,004 shares)		2/5/2005	295	520	$4.56	(16)
		Common stock (478,816 shares)		4/1/2010	1,478	1,721	$3.59

					44,942	45,525

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Diversified Mercury Communications, LLC	Business media consulting services	Senior secured loan ($1,957 par due 3/2013)	8.00% (Base Rate + 4.50%/Q)	4/1/2010	1,780	1,561	$0.80	(14)(16)

Impact Innovations Group, LLC(7)	IT consulting and outsourcing services	Member interest (50% interest)		4/1/2010	—	—

Investor Group Services, LLC(6)	Business consulting for private equity and corporate clients	Limited liability company membership interest (10.00% interest)		6/22/2006	—	538

Market Track Holdings, LLC	Business media consulting services company	Senior subordinated loan ($23,345 par due 6/2014)	11.50% Cash, 4.40% PIK	4/1/2010	23,345	23,345	$1.00	(2)(4)

Multi-Ad Services, Inc.(6)	Marketing services and	Senior secured loan ($1,870 par due 11/2011)	11.25%	4/1/2010	1,870	1,870	$1.00	(16)
	software provider	Preferred units (1,725,280 units)		4/1/2010	788	1,269	$0.73	(16)
		Common units (1,725,280 units)		4/1/2010	—	—		(16)

					2,658	3,139

MVL Group, Inc.(7)	Marketing research	Senior secured loan ($25,260 par due 7/2012)	12.00%	4/1/2010	25,260	25,260	$1.00	(16)
	provider	Junior subordinated loan ($37,127 par due 7/2012)	12.00% Cash, 2.50% PIK	4/1/2010	35,902	37,127	$1.00	(4)(16)
		Junior subordinated loan ($144 par due 7/2012)	10.00%	4/1/2010	—	24	$0.17	(16)
		Common stock (554,091 shares)		4/1/2010	—	—	$—	(16)
		Common stock (6,625 shares)		4/1/2010	—	—	$—	(16)

					61,162	62,411

PC Helps Support, LLC	Technology support	Senior secured loan ($7,272 par due 12/2013)	3.55% (Libor + 3.25%/M)	4/1/2010	7,272	7,199	$0.99	(3)
	provider	Senior subordinated loan ($23,764 par due 12/2013)	12.76%	4/1/2010	23,764	23,764	$1.00	(16)

					31,036	30,963

Pillar Holdings LLC and PHL Holding Co.(6)	Mortgage services	Senior secured loan ($1,875 par due 5/2014)	14.50%	7/31/2008	1,875	1,875	$1.00	(16)
		Senior secured loan ($5,500 par due 5/2014)	14.50%	7/31/2008	5,500	5,500	$1.00	(2)
		Senior secured loan ($14,937 par due 11/2013)	5.79% (Libor + 5.50%/B)	11/20/2007	14,937	14,937	$1.00	(2)
		Senior secured loan ($9,323 par due 11/2013)	5.79% (Libor + 5.50%/B)	11/20/2007	9,323	9,323	$1.00	(3)
		Common stock (84.78 shares)		11/20/2007	3,768	7,080	$83,510.26	(16)

					35,403	38,715

Primis Marketing Group, Inc.	Database marketing	Senior subordinated loan ($10,222 par due 2/2013)		8/24/2006	10,222	102	$0.01	(13)(16)
and Primis Holdings, LLC(6)	services	Preferred units (4,000 units)		8/24/2006	3,600	—	$—	(16)
		Common units (4,000,000 units)		8/24/2006	400	—	$—	(16)

					14,222	102

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Prommis Solutions, LLC,	Bankruptcy and foreclosure	Senior subordinated loan ($16,788 par due 2/2014)	11.50% Cash, 2.00% PIK	2/8/2007	16,788	16,788	$1.00	(4)(16)
E-Default Services, LLC,	processing services	Senior subordinated loan ($27,032 par due 2/2014)	11.50% Cash, 2.00% PIK	2/8/2007	27,032	27,032	$1.00	(2)(4)
Statewide Tax and Title Services, LLC & Statewide Publishing Services, LLC (formerly known as MR Processing Holding Corp.)		Preferred units (30,000 units)		4/11/2006	3,000	5,759	$4.80	(16)

					46,820	49,579

Promo Works, LLC	Marketing services	Senior secured loan ($8,655 par due 12/2013)	11.00%	4/1/2010	5,105	7,394	$0.85	(16)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	176	$0.70	(16)

Summit Business Media, LLC	Business media consulting services	Junior secured loan ($11,930 par due 7/2014)		8/3/2007	10,276	239	$0.02	(3)(13)

Summit Energy Services, Inc.	Energy management	Common stock (38,778 shares)		4/1/2010	222	275	$7.09
	consulting services	Common stock (385,608 shares)		4/1/2010	2,336	2,732	$7.09

					2,558	3,007

Tradesmen International, Inc.	Construction labor support	Senior subordinated loan ($20,000 par due 5/2014)	10.00%	4/1/2010	14,048	18,000	$0.90	(16)
		Warrants to purchase up to 771,036 shares		4/1/2010	—	—	$—

					14,048	18,000

VSS-Tranzact Holdings, LLC(6)	Management consulting services	Common membership interest (8.51% interest)		10/26/2007	10,204	6,215

Trover Solutions, Inc.	Healthcare collections	Senior subordinated loan ($2,829 par due 11/2012)	10.50% Cash, 1.50% PIK	4/1/2010	2,829	2,829	$1.00	(4)
	services	Senior subordinated loan ($50,000 par due 11/2012)	10.50% Cash, 1.50% PIK	4/1/2010	50,000	50,000	$1.00	(2)(4)

					52,829	52,829

Venturehouse-Cibernet Investors, LLC	Financial settlement services for intercarrier wireless roaming	Equity interest		4/1/2010	—	—	$—	(16)

					637,759	613,780			22.09%

Healthcare-Services
Air Medical Group Holdings LLC(6)	Medical escort services	Senior secured revolving loan ($2,250 par due 3/2011)	4.00% (Base Rate + 0.75%/Q)	4/1/2010	2,202	2,250	$1.00	(16)
		Preferred equity interests		4/1/2010	15,107	27,439	$11.05	(16)
		Preferred equity interests		4/1/2010	3,098	5,626	$11.05	(16)
		Common equity interests		4/1/2010	—	—	$—

					20,407	35,315

Axium Healthcare Pharmacy, Inc.	Specialty pharmacy provider	Senior subordinated loan ($3,160 par due 3/2015)	8.00% PIK	4/1/2010	2,903	3,002	$0.95	(4)

CCS Group Holdings, LLC	Correctional facility healthcare operator	Class A units (1,000,000 units)		8/19/2010	1,000	1,000	$1.00	(16)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
CT Technologies Intermediate	Healthcare analysis services	Preferred stock (7,427 shares)		6/15/2007	8,763	8,325	$1,120.92	(16)
Holdings, Inc. and CT Technologies		Common stock (9,679 shares)		6/15/2007	4,000	9,595	$991.32	(16)
Holdings, LLC(6)		Common stock (1,546 shares)		6/15/2007	—	1,533	$991.58	(16)

					12,763	19,453

DSI Renal Inc.(6)	Dialysis provider	Senior secured loan ($9,410 par due 3/2013)	9.00% (Libor + 7.00%/M)	4/4/2006	9,121	9,410	$1.00	(14)(16)
		Senior subordinated loan ($67,290 par due 4/2014)	6.00% Cash, 11.00% PIK	4/4/2006	66,804	67,290	$1.00	(4)(16)
		Common units (19,726 units)		4/4/2006	19,684	27,343	$1,386.14	(16)

					95,609	104,043

GG Merger Sub I, Inc.	Drug testing services	Senior secured loan ($11,330 par due 12/2014)	4.30% (Libor + 4.00%/Q)	12/14/2007	11,026	10,868	$0.96	(2)
		Senior secured loan ($12,000 par due 12/2014)	4.30% (Libor + 4.00%/Q)	12/14/2007	11,460	11,296	$0.94	(3)

					22,486	22,164

HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Class A units (10,044,176 units)		6/26/2008	10,044	5,154	$0.51	(16)

Heartland Dental Care, Inc.	Dental services	Senior subordinated loan ($27,717 par due 7/2014)	14.25%	7/31/2008	27,717	27,717	$1.00	(16)

INC Research, Inc.	Consulting service provider	Senior subordinated loan ($10,000 par due 9/2017)	13.50%	9/27/2010	10,000	10,000	$1.00	(16)
	to pharmaceutical and biotechnology companies	Common stock (1,000,000 shares)		9/27/2010	1,000	1,000	$1.00	(16)

					11,000	11,000

Magnacare Holdings, Inc.,	Healthcare professional	Senior secured revolving loan ($350 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/13/2010	350	350	$1.00	(14)(16)
Magnacare Administrative Services, LLC, and Magnacare, LLC	provider	Senior secured loan ($127,500 par due 9/2016)	9.75% (Libor + 8.75%/Q)	9/13/2010	127,500	127,500	$1.00	(14)(16)

					127,850	127,850

MWD Acquisition Sub, Inc.	Dental services	Junior secured loan ($5,000 par due 5/2013)	6.51% (Libor + 6.25%/M)	5/3/2007	5,000	4,750	$0.95	(3)

MPBP Holdings, Inc., Cohr Holdings, Inc.	Healthcare equipment	Junior secured loan ($19,195 par due 1/2014)		1/31/2007	19,195	960	$0.05	(13)(16)
and MPBP Acquisition Co., Inc.	services	Junior secured loan ($11,517 par due 1/2014)		1/31/2007	11,517	576	$0.05	(3)(13)
		Common stock (50,000 shares)		1/31/2007	5,000	—	$—	(16)

					35,712	1,536

NS Merger Sub. Inc. and NS Holdings, Inc.	Healthcare technology	Senior subordinated loan ($579 par due 6/2017)	13.50%	6/21/2010	579	579	$1.00	(16)
	provider	Senior subordinated loan ($50,000 par due 6/2017)	13.50%	6/21/2010	50,000	50,000	$1.00	(2)
		Common stock (2,500,000 shares)		6/21/2010	2,500	2,500	$1.00	(16)

					53,079	53,079

OnCURE Medical Corp.	Radiation oncology care provider	Common stock (857,143 shares)		8/18/2006	3,000	2,156	$2.52	(16)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Passport Health Communications, Inc.,	Healthcare technology	Senior secured loan ($11,387 par due 5/2014)	10.50% (Libor + 7.50%/B)	5/9/2008	11,387	11,387	$1.00	(2)(14)
Passport Holding Corp. and Prism	provider	Senior secured loan ($10,511 par due 5/2014)	10.50% (Libor + 7.50%/B)	5/9/2008	10,511	10,511	$1.00	(3)(14)
Holding Corp.		Series A preferred stock (1,594,457 shares)	10% PIK	7/30/2008	10,848	10,848	$6.80	(4)(16)
		Common stock (16,106 shares)		7/30/2008	100	—	$—	(16)

					32,846	32,746

PG Mergersub, Inc.	Provider of patient surveys,	Senior subordinated loan ($4,000 par due 3/2016)	12.50%	3/12/2008	3,946	4,000	$1.00	(16)
	management reports and	Common stock (16,667 shares)		3/12/2008	167	553	$33.18	(16)
	national databases for the integrated healthcare delivery system	Preferred stock (333 shares)		3/12/2008	333	11	$33.00	(16)

					4,446	4,564

Reed Group, Ltd.	Medical disability management	Senior secured revolving loan ($1,250 par due 12/2013)		4/1/2010	1,097	1,063	$0.85	(13)(16)
	services provider	Senior secured loan ($10,755 par due 12/2013)		4/1/2010	9,129	9,142	$0.85	(13)(16)
		Senior subordinated loan ($19,625 par due 12/2013)		4/1/2010	15,918	10,842	$0.55	(13)(16)
		Equity interests		4/1/2010	203	—	$—	(16)

					26,347	21,047

Regency Healthcare Group, LLC(6)	Hospice provider	Preferred member interest (1,293,960 units)		4/1/2010	2,007	1,778		(16)

Soteria Imaging Services, LLC(6)	Outpatient medical imaging	Junior secured loan ($1,750 par due 11/2010)	14.50%	4/1/2010	1,707	1,575	$0.90	(16)
	provider	Junior secured loan ($2,500 par due 11/2010)	12.50%	4/1/2010	2,439	2,250	$0.90	(16)
		Preferred member interest (1,823,139 units)		4/1/2010	—	—

					4,146	3,825

U.S. Renal Care, Inc.	Dialysis provider	Senior subordinated loan ($20,132 par due 5/2017)	11.25% Cash, 2.00% PIK	5/24/2010	20,132	20,132	$1.00	(4)(16)

Univita Health, Inc.	Outsourced services provider	Senior subordinated loan ($20,935 par due 12/2014)	12.00% Cash, 3.00% PIK	12/22/2009	20,935	20,935	$1.00	(4)(16)

VOTC Acquisition Corp.	Radiation oncology care	Senior secured loan ($7,542 par due 7/2012)	11.00% Cash, 2.00% PIK	6/30/2008	7,542	7,542	$1.00	(4)(16)
	provider	Preferred stock (3,888,222 shares)		7/14/2008	8,748	7,511	$1.93	(16)

					16,290	15,053

					555,719	538,299			19.37%

Restaurants and Food Services
ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan ($2,010 par due 11/2012)	6.50% (Libor + 3.50%/Q)	11/27/2006	2,010	2,010	$1.00	(14)(16)
		Senior secured revolving loan ($108 par due 11/2012)	6.50% (Base Rate + 2.50%/Q)	11/27/2006	108	108	$1.00	(14)(16)
		Senior secured loan ($23,149 par due 11/2013)	12.50% (Libor + 6.50%/Q)	11/27/2006	23,155	23,149	$1.00	(2)(14)
		Senior secured loan ($10,850 par due 11/2013)	12.50% (Libor + 6.50%/Q)	11/27/2006	10,850	10,850	$1.00	(3)(14)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Promissory note ($13,105 par due 11/2016)	12.00% PIK	6/1/2006	14,886	13,214	$1.01	(16)
		Warrants to purchase up to 0.61 shares		6/1/2006	—	—	$—	(16)

					51,009	49,331

Encanto Restaurants, Inc.(8)	Restaurant owner and	Junior secured loan ($20,997 par due 8/2013)	11.00%	8/16/2006	20,997	19,317	$0.92	(2)
	operator	Junior secured loan ($3,999 par due 8/2013)	11.00%	8/16/2006	3,999	3,679	$0.92	(3)

					24,996	22,996

Fulton Holdings Corp	Airport restaurant	Senior secured loan ($40,000 par due 5/2016)	12.50%	5/28/2010	40,000	40,000	$1.00	(2)(11)
	operator	Common stock (19,672 shares)		5/28/2010	1,967	2,292	$116.51	(16)

					41,967	42,292

Hot Stuff Foods, LLC(7)	Convenience food service	Senior secured loan ($36,467 par due 9/2014)	10.00% (Libor + 8.50%/M)	4/1/2010	36,467	36,467	$1.00	(14)(16)
	retailer	Junior secured loan ($31,320 par due 9/2014)	14.00%	4/1/2010	24,581	31,421	$1.00	(16)
		Senior subordinated loan ($20,841 par due 2/2013)		4/1/2010	—	—	$—	(13)(16)
		Junior subordinated loan ($31,532 par due 2/2013)		4/1/2010	—	—	$—	(13)(16)
		Class A common units (25,001 units)		4/1/2010	—	—	$—	(16)
		Class B common units (1,122,452 units)		4/1/2010	—	—	$—	(16)

					61,048	67,888

Huddle House, Inc.(7)	Restaurant owner and	Senior subordinated loan ($20,145 par due 12/2015)	12.00% Cash, 3.00% PIK	4/1/2010	19,893	16,469	$0.82	(4)(16)
	operator	Common stock (358,428 shares)		4/1/2010	—	—	$—

					19,893	16,469

OTG Management, Inc.	Airport restaurant operator	Junior secured loan ($7,546 par due 6/2013)	16.00% (Libor + 11.00% Cash, 2.00% PIK/M)	6/19/2008	7,546	7,546	$1.00	(4)(14)(16)
		Junior secured loan ($41,603 par due 6/2013)	18.00% (Libor + 11.00% Cash, 4.00% PIK/M)	6/19/2008	41,695	41,603	$1.00	(4)(14)(16)
		Warrants to purchase up to 100,857 shares of common stock		6/19/2008	100	4,424	$43.86	(16)
		Warrants to purchase up to 9 shares of common stock		6/19/2008	—	—	$—	(16)

					49,341	53,573

PMI Holdings, Inc.	Restaurant owner and	Senior secured revolving loan ($575 par due 5/2015)	10.00% (Libor + 8.00%/B)	5/5/2010	575	575	$1.00	(14)(16)
	operator	Senior secured loan ($9,946 par due 5/2015)	10.00% (Libor + 8.00%/B)	5/5/2010	9,946	9,946	$1.00	(2)(14)
		Senior secured loan ($9,946 par due 5/2015)	10.00% (Libor + 8.00%/B)	5/5/2010	9,946	9,946	$1.00	(3)(14)
		Senior secured loan ($4 par due 5/2015)	10.25% (Base Rate + 7.00%/M)	5/5/2010	4	4	$0.92	(2)
		Senior secured loan ($4 par due 5/2015)	10.25% (Base Rate + 7.00%/M)	5/5/2010	4	4	$0.92	(3)

					20,475	20,475

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
S.B. Restaurant Company	Restaurant owner and	Senior secured loan ($38,327 par due 4/2011)	11.75%	4/1/2010	28,546	35,598	$0.93	(16)
	operator	Preferred stock (46,690 shares)		4/1/2010	—	—	$—	(16)
		Warrants to purchase up to 534,049 shares of common stock		4/1/2010	—	—	$—	(16)

					28,546	35,598

Vistar Corporation and Wellspring	Food service distributor	Senior subordinated loan ($31,625 par due 5/2015)	13.50%	5/23/2008	31,625	31,625	$1.00	(16)
Distribution Corp.		Senior subordinated loan ($30,000 par due 5/2015)	13.50%	5/23/2008	30,000	30,000	$1.00	(2)
		Class A non-voting common stock (1,366,120 shares)		5/3/2008	7,500	5,391	$3.95	(16)

					69,125	67,016

					366,400	375,638			13.52%

Financial Services
AllBridge Financial, LLC(7)	Asset management services	Equity interests		4/1/2010	11,370	11,325	$0.28	(16)

Callidus Capital Corporation(7)	Asset management	Senior subordinated loan ($4,594 par due 8/2013)		4/1/2010	4,120	4,594	$1.00	(13)(16)
	services	Common stock (100 shares)		4/1/2010	—	2,106	$21,060	(16)

					4,120	6,700

Carador PLC(6)(8)(9)	Investment company	Ordinary shares (7,110,525 shares)		12/15/2006	9,033	4,586	$0.64	(16)

Ciena Capital LLC(7)	Real estate and small business loan servicer	Senior secured revolving loan ($319,031 par due 3/2009)		4/1/2010	78,971	77,690	$0.24	(13)
		Senior secured loan ($4,969 par due 3/2011)		4/1/2010	5,041	1,210	$0.24	(13)
		Class B equity interests		4/1/2010	—	—	$—
		Class C equity interests		4/1/2010	—	—	$—

					84,012	78,900

Commercial Credit Group, Inc.	Commercial equipment	Senior subordinated loan ($6,000 par due 6/2015)	15.00%	4/1/2010	6,000	6,000	$1.00
	finance and leasing company	Senior subordinated loan ($4,000 par due 6/2015)	15.00%	4/1/2010	4,000	4,000	$1.00
		Senior subordinated loan ($9,500 par due 6/2015)	15.00%	4/1/2010	9,500	9,500	$1.00

					19,500	19,500

Compass Group Diversified Holdings, LLC(17)	Middle market business manager	Senior secured revolving loan ($5,147 par due 12/2012)	2.76% (Libor + 2.50%/Q)	4/1/2010	5,147	5,147	$1.00	(16)
		Senior secured revolving loan ($882 par due 12/2012)	2.80% (Libor + 2.50%/Q)	4/1/2010	882	882	$1.00	(16)
		Senior secured revolving loan ($735 par due 12/2012)	2.80% (Libor + 2.50%/Q)	4/1/2010	735	735	$1.00	(16)
		Senior secured revolving loan ($684 par due 12/2012)	4.75% (Base Rate + 1.50%/M)	4/1/2010	684	684	$1.00	(16)

					7,448	7,448

Financial Pacific Company(7)	Commercial finance leasing	Senior subordinated loan ($20,902 par due 2/2012)	7.99%	4/1/2010	11,264	11,760	$0.56	(16)
		Senior subordinated loan ($20,902 par due 2/2012)	27.99%	4/1/2010	11,263	11,760	$0.56	(16)
		Senior subordinated loan ($19,334 par due 2/2012)	7.99%	4/1/2010	10,373	10,878	$0.56	(16)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Junior subordinated loan ($10,399 par due 8/2012)		4/1/2010	—	—	$—	(16)
		Preferred stock (8,583 shares)		4/1/2010	—	—	$—	(16)
		Preferred stock (424 shares)		4/1/2010	—	—	$—	(16)
		Preferred stock (450 shares)		4/1/2010	—	—	$—	(16)
		Common stock (12,711 shares)		4/1/2010	—	—	$—	(16)

					32,900	34,398

Imperial Capital Group, LLC	Investment company	Common units (2,526 shares)		5/10/2007	3	4,637	$1,835.31	(16)
and Imperial Capital		Common units (315 shares)		5/10/2007	—	578	$1,834.92	(16)
Private Opportunities, LP(6)(9)		Common units (7,710 shares)		5/10/2007	14,997	14,152	$1,835.54	(16)
		Limited partnership interest (80% interest)		5/10/2007	6,794	5,316		(16)

					21,794	24,683

Ivy Hill Asset Management, L.P.(7)	Asset management services	Member interest		6/15/2009	96,328	119,976	$1.25	(16)

VSC Investors LLC(9)	Investment company	Membership interest (4.63% interest)		1/24/2008	819	642		(16)

					287,324	308,158			11.09%

Consumer Products—Non-durable
Augusta Sportswear, Inc.	Manufacturer of athletic apparel	Senior secured loan ($15,561 par due 7/2015)	8.50% (Libor + 7.50%/Q)	9/3/2010	15,561	15,561	$1.00	(2)(14)
		Senior secured loan ($9,377 par due 7/2015)	8.50% (Libor + 7.50%/Q)	9/3/2010	9,377	9,377	$1.00	(3)(14)

					24,938	24,938

Blacksmith Brands Holdings, Inc. and Blacksmith Brands, Inc.	Consumer products and personal care manufacturer	Senior secured loan ($22,060 par due 12/2014)	12.50% (Base Rate + 8.50%/Q)	10/23/2009	22,060	22,060	$1.00	(14)(16)

Gilchrist & Soames, Inc.	Personal care manufacturer	Senior subordinated loan ($23,519 par due 10/2013)	13.44%	4/1/2010	22,686	23,519	$1.00	(16)

Insight Pharmaceuticals Corporation(6)	OTC drug products	Senior subordinated loan ($5,271 par due 9/2012)	13.00% Cash, 2.00% PIK	4/1/2010	5,271	5,271	$1.00	(14)(16)
	manufacturer	Senior subordinated loan ($50,000 par due 9/2012)	13.00% Cash, 2.00% PIK	4/1/2010	50,000	50,000	$1.00	(14)(16)
		Common stock (155,000 shares)		4/1/2010	12,070	12,627	$81.46	(16)

					67,341	67,898

Making Memories Wholesale, Inc.(7)	Scrapbooking branded	Senior secured revolving loan ($250 par due 8/2014)	10.00% (Libor + 6.50%/Q)	8/21/2009	250	250	$1.00	(14)(16)
	products manufacturer	Senior secured revolving loan ($250 par due 8/2014)	10.00% (Libor + 6.50%/Q)	8/21/2009	250	250	$1.00	(14)(16)
		Senior secured revolving loan ($500 par due 8/2014)	10.00% (Libor + 6.50%/Q)	8/21/2009	500	500	$1.00	(14)(16)
		Senior secured loan ($9,625 par due 8/2014)	10.00% (Base Rate + 5.50%/Q)	8/21/2009	7,670	7,475	$0.78	(14)(16)
		Senior secured loan ($5,436 par due 8/2014)		8/21/2009	4,059	—	$—	(13)(16)
		Common stock (100 shares)		8/21/2009	—	—	$—	(16)

					12,729	8,475

The Step2 Company, LLC	Toy manufacturer	Senior secured loan ($94,358 par due 4/2012)	12.00% Cash, 1.00% PIK	4/1/2010	89,300	86,479	$0.92	(4)(16)
		Common equity interest		4/1/2010	—	—	$—	(16)
		Preferred equity interest		4/1/2010	24	—	$—	(16)

					89,324	86,479

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
The Thymes, LLC(7)	Cosmetic products	Preferred units (6,283 units)	8.00% PIK	6/21/2007	6,920	6,424	$1,022.51	(4)
	manufacturer	Common units (5,400 units)		6/21/2007	—	—	$—	(16)

					6,920	6,424

Woodstream Corporation	Pet products manufacturer	Senior subordinated loan ($4,743 par due 2/2015)	12.00%	1/22/2010	4,534	4,506	$0.95	(16)
		Senior subordinated loan ($50,257 par due 2/2015)	12.00%	1/22/2010	43,264	47,745	$0.95	(16)
		Common stock (4,254 shares)		1/22/2010	1,222	2,153	$506.12	(16)

					49,020	54,404

					295,018	294,197			10.59%

Education
Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Preferred stock (493,147 shares)		2/8/2008	9,949	13,811	$28.01	(16)

Community Education Centers, Inc.	Offender re-entry and in-prison treatment services provider	Senior subordinated loan ($38,096 par due 11/2013)		4/1/2010	35,203	37,334	$0.98	(13)(16)

eInstruction Corporation	Developer, manufacturer and retailer of educational products	Junior secured loan ($17,000 par due 7/2014)	7.79% (Libor + 7.50%/M)	4/1/2010	14,761	15,300	$0.90	(16)
		Senior subordinated loan ($22,356 par due 1/2015)	16.00% PIK	4/1/2010	20,355	21,238	$0.95	(4)(16)
		Common stock (2,406 shares)		4/1/2010	926	1,710	$710.72	(16)

					36,042	38,248

ELC Acquisition Corporation	Developer, manufacturer	Senior secured loan ($160 par due 11/2012)	3.51% (Libor + 3.25%/M)	11/30/2006	160	160	$1.00	(3)
	and retailer of educational products	Junior secured loan ($8,333 par due 11/2013)	7.26% (Libor + 7.00%/M)	11/30/2006	8,333	8,333	$1.00	(3)

					8,493	8,493

Instituto de Banca y Comercio, Inc. &	Private school operator	Series B preferred stock (1,401,385 shares)		8/5/2010	4,004	4,004	$2.86	(16)
Leeds IV Advisors, Inc.(8)		Series B preferred stock (348,615 shares)		8/5/2010	996	996	$2.86	(16)
		Series C preferred stock (1,994,644 shares)		6/7/2010	547	2,586	$1.30	(16)
		Series C preferred stock (517,942 shares)		6/7/2010	142	672	$1.30	(16)
		Common stock (16 shares)		6/7/2010	—	—	$—	(16)
		Common stock (4 shares)		6/7/2010	—	—	$—	(16)

					5,689	8,258

JTC Education Holdings, Inc.	Postsecondary school operator	Senior secured loan ($20,123 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	20,123	20,123	$1.00	(14)(16)
		Senior secured loan ($10,931 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	10,931	10,931	$1.00	(3)(14)

					31,054	31,054

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
R3 Education, Inc. (formerly known as	Medical school operator	Senior secured loan ($6,775 par due 4/2013)	9.00% (Libor + 6.00%/M)	4/3/2007	6,775	10,181	$1.50	(3)(14)
Equinox EIC Partners, LLC and		Senior secured loan ($10,113 par due 4/2013)	9.00% (Libor + 6.00%/Q)	9/21/2007	10,113	15,197	$1.50	(14)(16)
MUA Management Company) and EIC		Senior secured loan ($4,000 par due 4/2013)	9.00% (Libor + 6.00%/Q)	9/21/2007	4,000	6,011	$1.50	(3)(14)
Acquisitions Corp.(8)		Senior secured loan ($5,547 par due 4/2013)	13.00% PIK	12/8/2009	2,026	8,336	$1.50	(4)(16)
		Preferred stock (8,000 shares)		7/30/2008	2,000	1,000	$125.00	(16)
		Preferred stock (800 shares)		7/30/2008	200	100	$125.00	(16)
		Warrants to purchase up to 27,890 shares		12/8/2009	—	—	$—	(16)
		Common membership interest (26.27% interest)		9/21/2007	15,800	20,708		(16)

					40,914	61,533

					167,344	198,731			7.15%

Manufacturing
Component Hardware Group, Inc.	Commercial equipment	Senior secured loan ($3,000 par due 12/2014)	6.00% Cash, 4.00% PIK	8/4/2010	3,000	3,000	$1.00	(4)(16)
		Senior subordinated loan ($10,000 par due 12/2014)	6.00% Cash, 7.00% PIK	4/1/2010	5,566	10,000	$1.00	(4)
		Warrants to purchase up to 1,462,500 shares of common stock		8/4/2010	—	1,055	$0.72	(16)

					8,566	14,055

Emerald Performance Materials, LLC	Polymers and performance	Senior secured loan ($5,867 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/16/2006	5,867	5,867	$1.00	(14)(16)
	materials manufacturer	Senior secured loan ($375 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/16/2006	375	375	$1.00	(14)(16)
		Senior secured loan ($8,392 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/16/2006	8,392	8,392	$1.00	(3)(14)
		Senior secured loan ($536 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/16/2006	536	536	$1.00	(3)(14)
		Senior secured loan ($9 par due 5/2011)	8.50% (Base Rate + 1.75%/M)	5/16/2006	9	9	$1.00	(3)(14)(16)
		Senior secured loan ($13 par due 5/2011)	8.50% (Base Rate + 1.75%/M)	5/16/2006	13	13	$1.01	(3)(14)
		Senior secured loan ($3,806 par due 5/2011)	10.00% (Libor + 6.00%/M)	5/16/2006	3,806	3,806	$1.00	(14)(16)
		Senior secured loan ($1,579 par due 5/2011)	10.00% (Libor + 6.00%/M)	5/16/2006	1,579	1,579	$1.00	(3)(14)
		Senior secured loan ($3,532 par due 5/2011)	13.00% Cash, 3.00% PIK	5/16/2006	3,532	3,532	$1.00	(4)(16)
		Senior secured loan ($5,051 par due 5/2011)	13.00% Cash, 3.00% PIK	5/16/2006	5,051	5,051	$1.00	(2)(4)

					29,160	29,160

Industrial Air Tool, LP and Affiliates d/b/a	Industrial products	Senior subordinated loan ($6,000 par due 6/2014)	9.00%	4/1/2010	6,000	14,312	$2.39
Industrial Air Tool(7)		Member interest (375 units)		4/1/2010	7,419	145		(16)

					13,419	14,457

Jakel, Inc.(7)	Electric motor manufacturer	Senior subordinated loan ($748 par due 3/2011)		4/1/2010	—	—	$—	(13)

NetShape Technologies, Inc.	Metal precision engineered components manufacturer	Senior secured revolving loan ($972 par due 2/2013)	4.06% (Libor + 3.75%/B)	4/1/2010	521	526	$0.54	(16)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Reflexite Corporation(7)	Developer and manufacturer of high-visibility	Senior subordinated loan ($6,269 par due 11/2014)	20.00% (Base Rate + 9.25% Cash, 7.50% PIK/Q)	2/26/2008	6,269	6,583	$1.05	(4)(14)(16)
	reflective products	Senior subordinated loan ($11,462 par due 11/2014)	20.00% (Base Rate + 9.25% Cash, 7.50% PIK/Q)	2/26/2008	11,462	12,035	$1.05	(3)(4)(14)
		Common stock (1,821,860 shares)		3/28/2006	27,435	28,233	$15.50	(16)

					45,166	46,851

Saw Mill PCG Partners LLC	Precision components manufacturer	Common units (1,000 units)		2/2/2007	1,000	—	$—	(16)

STS Operating, Inc.	Hydraulic systems equipment and supplies provider	Senior subordinated loan ($30,386 par due 1/2013)	11.00%	4/1/2010	29,361	29,778	$0.98	(2)

UL Holding Co., LLC	Petroleum product	Junior secured loan ($2,124 par due 12/2012)	14.50%	2/13/2009	2,124	2,018	$0.95	(16)
	manufacturer	Junior secured loan ($846 par due 12/2012)	14.50%	2/13/2009	846	804	$0.95	(3)
		Junior secured loan ($2,114 par due 12/2012)	9.82% (Libor + 9.38%/Q)	2/13/2009	2,114	2,008	$0.95	(16)
		Junior secured loan ($842 par due 12/2012)	9.82% (Libor + 9.38%/Q)	2/13/2009	842	799	$0.95	(3)
		Junior secured loan ($10,836 par due 12/2012)	9.82% (Libor + 9.38%/Q)	2/13/2009	10,836	10,294	$0.95	(3)
		Junior secured loan ($2,970 par due 12/2012)	14.50%	2/13/2009	2,970	2,822	$0.95	(2)
		Junior secured loan ($990 par due 12/2012)	14.50%	2/13/2009	990	941	$0.95	(3)
		Senior secured loan ($5,000 par due 12/2012)	15.00%	8/13/2010	5,000	5,000	$1.00	(16)
		Common units (50,000 units)		4/25/2008	500	97	$1.94	(16)
		Common units (207,843 units)		4/25/2008	—	403	$1.94	(16)

					26,222	25,186

Universal Trailer Corporation(6)	Livestock and specialty trailer manufacturer	Common stock (74,920 shares)		10/8/2004	7,930	—	$—	(16)

					161,345	160,013			5.76%

Telecommunications
American Broadband Communications, LLC	Broadband communication	Senior secured loan ($36,100 par due 9/2013)	7.50% (Libor + 5.50%/Q)	9/1/2010	34,545	36,100	$1.00	(14)(16)
and American Broadband Holding	services	Senior secured loan ($9,400 par due 9/2013)	7.50% (Libor + 5.50%/Q)	9/1/2010	9,400	9,400	$1.00	(3)(14)
Company		Senior subordinated loan ($32,702 par due 11/2014)	12.00% Cash, 4.00% PIK	2/8/2008	32,702	32,702	$1.00	(2)(4)
		Senior subordinated loan ($10,327 par due 11/2014)	12.00% Cash, 4.00% PIK	11/7/2007	10,327	10,327	$1.00	(4)(16)
		Senior subordinated loan ($30,143 par due 11/2014)	12.00% Cash, 4.00% PIK	9/1/2010	30,143	30,143	$1.00	(4)(16)
		Warrants to purchase up to 200 shares		9/1/2010	—	—	$—	(16)
		Warrants to purchase up to 208 shares		11/7/2007	—	3,379	$16,245.19	(16)

					117,117	122,051

Startec Equity, LLC(7)	Communication services	Member interest		4/1/2010	—	—	$—	(16)

					117,117	122,051			4.39%

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Consumer Products—Durable
Bushnell, Inc.	Sports optics manufacturer	Senior subordinated loan ($41,325 par due 2/2014)	7.03% (Libor + 6.50%/Q)	4/1/2010	30,087	30,994	$0.75	(16)

Carlisle Wide Plank Floors, Inc.	Hardwood floor manufacturer	Senior secured loan ($1,609 par due 6/2011)	12.00% Cash	4/1/2010	1,509	1,448	$0.90	(16)
		Common stock (345,056 shares)		4/1/2010	—	—	$—

					1,509	1,448

Direct Buy Holdings, Inc. and	Membership based buying	Senior secured loan ($2,100 par due 11/2012)	7.75% (Libor + 6.00%/M)	12/14/2007	2,049	1,995	$0.95	(2)(14)
Direct Buy Investors, LP(6)	club franchisor and operator	Senior subordinated loan ($80,816 par due 5/2013)	12.00% Cash, 4.00% PIK	4/1/2010	76,787	76,776	$0.95	(4)(16)
		Partnership interest (80,000 shares)		4/1/2010	3,112	3,330	$0.42	(16)
		Partnership interest (100,000 shares)		11/30/2007	10,000	4,145	$0.42	(16)

					91,948	86,246

					123,544	118,688			4.27%

Beverage, Food and Tobacco
Apple & Eve, LLC and US Juice	Juice manufacturer	Senior secured loan ($14,202 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	14,202	14,202	$1.00	(14)(16)
Partners, LLC(6)		Senior secured loan ($14,943 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	14,943	14,943	$1.00	(3)(14)
		Senior units (50,000 units)		10/5/2007	5,000	5,628	$112.56

					34,145	34,773

Border Foods, Inc.(7)	Green chile and jalapeno	Senior secured loan ($28,526 par due 3/2012)	13.50%	4/1/2010	28,526	28,526	$1.00	(16)
	products manufacturer	Preferred stock (100,000 shares)		4/1/2010	21,346	22,287	$222.87	(16)
		Common stock (148,838 shares)		4/1/2010	13,472	10,095	$67.83	(16)
		Common stock (87,707 shares)		4/1/2010	—	—	$—	(16)
		Common stock (23,922 shares)		4/1/2010	—	—	$—	(16)

					63,344	60,908

Bumble Bee Foods, LLC and BB Co-Invest LP(8)	Canned seafood manufacturer	Common units (4,000 units)		11/18/2008	4,000	11,193	$2,798.25	(16)

Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan ($6,673 par due 2/2013)	13.00% PIK	2/6/2008	6,673	6,673	$1.00	(4)(16)
		Preferred stock (6,258 shares)		9/1/2006	2,500	1,585	$253.27	(16)

					9,173	8,258

Distant Lands Trading Co.	Coffee manufacturer	Common stock (1,294 shares)		4/1/2010	980	893	$690.11	(16)
		Common stock (2,157 shares)		4/1/2010	—	—	$—	(16)

					980	893

Ideal Snacks Corporation	Snacks manufacturer	Senior secured revolving loan ($1,078 par due 6/2011)	8.50% (Base Rate + 4.00%/M)	4/1/2010	1,078	970	$0.90	(14)(16)

					112,720	116,995			4.21%

Services—Other
Growing Family, Inc. and GFH Holdings, LLC(6)	Photography services	Senior secured revolving loan ($157 par due 8/2011)	9.00% (Base Rate + 1.75% Cash, 4.00% PIK/M)	3/16/2007	156	69	$0.44	(4)(14)(16)
		Senior secured revolving loan ($2,252 par due 8/2011)	9.00% (Base Rate + 1.75% Cash, 4.00% PIK/M)	3/16/2007	2,218	992	$0.44	(4)(14)(16)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Senior secured loan ($453 par due 3/2013)	9.00% (Base Rate + 1.75% Cash, 4.00% PIK/M)	3/16/2007	424	200	$0.44	(4)(14)(16)
		Senior secured loan ($6,498 par due 3/2013)	9.00% (Base Rate + 1.75% Cash, 4.00% PIK/M)	3/16/2007	6,437	2,862	$0.44	(4)(14)(16)
		Preferred stock (8,750 shares)		3/16/2007	—	—	$—	(16)
		Common stock (552,430 shares)		3/16/2007	872	—	$—	(16)
		Warrants to purchase up to 11,313,678 Class B units		3/16/2007	—	—	$—	(16)

					10,107	4,123

NPA Acquisition, LLC	Powersport vehicle auction	Senior secured loan ($6,000 par due 2/2013)	7.01% (Libor + 6.75%/M)	8/23/2006	6,000	6,000	$1.00	(3)
	operator	Common units (1,709 units)		8/23/2006	1,000	3,000	$1,755.41

					7,000	9,000

PODS Funding Corp.	Storage and warehousing	Senior subordinated loan ($6,500 par due 12/2015)	16.64% PIK	12/23/2009	5,189	6,500	$1.00	(4)(16)
		Senior subordinated loan ($25,125 par due 6/2015)	15.00%	12/23/2009	25,125	25,125	$1.00	(16)

					30,314	31,625

United Road Towing, Inc.	Towing company	Junior secured loan ($18,792 par due 1/2014)	14.75% (Libor + 11.25% Cash, 1.00% PIK/Q)	4/1/2010	18,542	18,792	$1.00	(4)(14)(16)
		Warrants to purchase up to 607 shares		4/1/2010	—	19	$30.84

					18,542	18,811

Web Services Company, LLC	Laundry service and equipment	Senior secured loan ($4,900 par due 8/2014)	7.00% (Base Rate + 3.75%/Q)	6/15/2009	4,689	4,900	$1.00	(3)
	provider	Senior subordinated loan ($13,478 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	13,478	13,478	$1.00	(4)(16)
		Senior subordinated loan ($26,296 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	26,296	26,296	$1.00	(2)(4)

					44,463	44,674

					110,426	108,233			3.90%

Retail
Apogee Retail, LLC	For-profit thrift retailer	Senior secured loan ($11,408 par due 9/2012)	12.00% Cash, 4.00% PIK	5/28/2008	11,408	11,408	$1.00	(4)(16)
		Senior secured loan ($2,947 par due 3/2012)	5.51% (Libor + 5.25%/M)	3/27/2007	2,947	2,829	$0.96	(2)
		Senior secured revolving loan ($780 par due 3/2012)	7.25% (Base Rate + 4.00%/Q)	3/27/2007	780	749	$0.96	(16)
		Senior secured loan ($3,386 par due 9/2012)	12.00% Cash, 4.00% PIK	5/28/2008	3,386	3,386	$1.00	(4)(16)
		Senior secured loan ($25,909 par due 3/2012)	5.51% (Libor + 5.25%/M)	3/27/2007	25,909	24,873	$0.96	(2)
		Senior secured loan ($11,337 par due 3/2012)	5.51% (Libor + 5.25%/M)	3/27/2007	11,337	10,884	$0.96	(3)

					55,767	54,129

Savers, Inc. and SAI Acquisition Corporation	For-profit thrift retailer	Common stock (1,170,182 shares)		8/8/2006	4,500	6,335	$5.41	(16)

Things Remembered, Inc. and TRM Holdings	Personalized gifts retailer	Senior secured loan ($63 par due 9/2012)	6.50% (Base Rate + 1.25% Cash, 1.00% PIK/M)	9/28/2006	63	61	$0.97	(3)(4)(14)
Corporation		Senior secured loan ($2,666 par due 9/2012)	6.50% (Base Rate + 1.25% Cash, 1.00% PIK/M)	9/28/2006	2,663	2,586	$0.97	(3)(4)(14)
		Senior secured loan ($760 par due 9/2012)	6.50% (Base Rate + 1.25% Cash, 1.00% PIK/M)	9/28/2006	759	737	$0.97	(4)(14)(16)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Senior secured loan ($195 par due 9/2012)	6.50% (Base Rate + 1.25% Cash, 1.00% PIK/M)	9/28/2006	195	189	$0.97	(3)(4)(14)
		Senior secured loan ($27,130 par due 9/2012)	6.50% (Base Rate + 1.25% Cash, 1.00% PIK/M)	9/28/2006	27,098	26,314	$0.97	(4)(14)(16)
		Senior secured loan ($6,981 par due 9/2012)	6.50% (Base Rate + 1.25% Cash, 1.00% PIK/M)	9/28/2006	6,975	6,773	$0.97	(3)(4)(14)
		Preferred stock (73 shares)		3/19/2009	—	1,608	$21,985.23	(16)
		Preferred stock (80 shares)		9/28/2006	1,800	1,759	$21,987.50	(16)
		Common stock (800 shares)		9/28/2006	200	—	$—	(16)
		Warrants to purchase up to 859 shares of preferred stock		3/19/2009	—	—	$—	(16)

					39,753	40,027

					100,020	100,491			3.62%

Commercial Real Estate Finance
10th Street, LLC(6)	Real estate holding	Senior subordinated loan ($23,013 par due 11/2014)	8.93% Cash, 4.07% PIK	4/1/2010	23,013	23,013	$1.00	(4)
	company	Member interest (10.00% interest)		4/1/2010	594	592
		Option (25,000 units)		4/1/2010	25	25	$1.00

					23,632	23,630

Allied Capital REIT, Inc.(7)	Real estate investment trust	Real estate equity interests		4/1/2010	165	574

American Commercial Coatings	Real estate property	Commercial mortgage loan ($2,000 par due 12/2025)		4/1/2010	1,976	1,875	$0.94	(13)

Aquila Binks Forest Development, LLC	Real estate developer	Commercial mortgage loan ($12,676 par due 6/2011)	2.50%	4/1/2010	11,099	5,894	$0.46	(16)
		Real estate equity interests		4/1/2010	—	—

					11,099	5,894

Cleveland East Equity LLC	Hotel operator	Real estate equity interests		4/1/2010	1,026	1,885

Crescent Hotels & Resorts, LLC and	Hotel operator	Senior subordinated loan ($433 par due 6/2010)		4/1/2010	433	455	$1.05	(13)(16)
affiliates(7)		Senior subordinated loan ($4,124 par due 1/2012)		4/1/2010	1,475	—	$—	(13)
		Senior subordinated loan ($4,348 par due 6/2017)		4/1/2010	1,482	—	$—	(13)(16)
		Senior subordinated loan ($2,722 par due 6/2017)		4/1/2010	928	—	$—	(13)(16)
		Senior subordinated loan ($5,974 par due 9/2012)		4/1/2010	2,051	—	$—	(13)
		Senior subordinated loan ($263 par due 3/2013)		4/1/2010	263	—	$—	(13)(16)
		Senior subordinated loan ($3,078 par due 1/2012)		4/1/2010	—	—	$—	(13)
		Senior subordinated loan ($2,926 par due 6/2017)		4/1/2010	—	—	$—	(13)
		Senior subordinated loan ($2,112 par due 9/2011)		4/1/2010	—	—	$—	(13)
		Senior subordinated loan ($2,050 par due 6/2017)		4/1/2010	—	—	$—	(13)
		Senior subordinated loan ($4,826 par due 9/2012)		4/1/2010	—	—	$—	(13)
		Preferred equity interest		4/1/2010	—	1,875
		Preferred equity interest		4/1/2010	—	1,700
		Member interests		4/1/2010	—	—
		Common equity interest		4/1/2010	17	—

					6,649	4,030

Commons R-3, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	—

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
DI Safford, LLC	Hotel operator	Commercial mortgage loan ($5,311 par due 5/2032)		4/1/2010	2,757	2,750	$0.52	(13)(16)

Galley Equities, LLC	Food distribution facility	Commercial mortgage loan ($220 par due 1/2015)		4/1/2010	—	—	$—	(13)(16)

Holiday Inn West Chester	Hotel property	Real estate owned		4/1/2010	3,513	3,570

Hot Light Brands, Inc.(7)	Real estate holding	Senior secured loan ($27,918 par due 2/2011)		4/1/2010	5,399	5,329	$0.19	(13)(16)
	company	Common stock (93,500 shares)		4/1/2010	—	—	$—	(16)

					5,399	5,329

MGP Park Place Equity, LLC	Office building operator	Commercial mortgage loan ($6,500 par due 5/2011)		4/1/2010	650	325	$0.05	(13)

NPH, Inc	Hotel property	Real estate equity interest		4/1/2010	5,291	7,606

Van Ness Hotel, Inc.	Hotel operator	Commercial mortgage loan ($3,750 par due 8/2013)		4/1/2010	1,027	371	$0.10	(13)(16)
		Commercial mortgage loan ($13,702 par due 12/2011)	5.50%	4/1/2010	13,702	13,702	$1.00	(16)
		Real estate equity interests		4/1/2010	—	—		(16)

					14,729	14,073

					76,886	71,541			2.57%

Wholesale Distribution
BECO Holding Company, Inc.	Wholesale distributor of first response fire protection equipment and related parts	Common stock (25,000 shares)		7/30/2010	2,500	2,500	$100.00	(16)

Stag-Parkway, Inc.(7)	Automotive aftermarket	Senior secured loan ($34,500 par due 12/2014)	12.50% (Libor + 11.00%/B)	9/30/2010	34,500	34,500	$1.00	(14)(16)
	components supplier	Preferred stock (4,200 shares)	16.50%	9/30/2010	2,310	4,200	$1,000.00
		Common stock (10,200 shares)		4/1/2010	—	12,200	$1,196.08	(16)

					36,810	50,900

					39,310	53,400			1.92%

Computers and Electronics
Network Hardware Resale, Inc.	Networking equipment	Senior subordinated loan ($12,662 par due 12/2011)	12.00%	4/1/2010	12,662	12,662	$1.00	(2)
	resale provider	Convertible junior subordinated loan ($17,518 par due 12/2013)	9.75%	4/1/2010	17,561	20,949	$1.20	(16)

					30,223	33,611

TZ Merger Sub, Inc.	Healthcare enterprise software developer	Senior secured loan ($4,678 par due 8/2015)	7.50% (Libor + 4.50%/Q)	6/15/2009	4,593	4,678	$1.00	(3)(14)

					34,816	38,289			1.38%

Printing, Publishing and Media
Canon Communications LLC	Print publications	Senior secured loan ($12,155 par due 11/2011)	13.75% (Libor + 6.75% Cash, 2.00% PIK/Q)	5/25/2005	12,144	12,155	$1.00	(2)(4)(14)
	services	Senior secured loan ($12,387 par due 11/2011)	13.75% (Libor + 6.75% Cash, 2.00% PIK/Q)	5/25/2005	12,376	12,387	$1.00	(3)(4)(14)

					24,520	24,542

EarthColor, Inc.(7)	Printing management services	Common stock (89,435 shares)		4/1/2010	—	—	$—

LVCG Holdings LLC(7)	Commercial printer	Membership interests (56.53% interest)		10/12/2007	6,600	132

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
National Print Group, Inc.	Printing management services	Senior secured revolving loan ($1,141 par due 10/2012)	9.00% (Libor + 6.00%/S)	3/2/2006	1,141	966	$0.85	(14)(16)
		Senior secured revolving loan ($558 par due 10/2012)	9.00% (Base Rate + 5.00%/M)	3/2/2006	558	472	$0.85	(14)(16)
		Senior secured loan ($7,587 par due 10/2012)	14.00% (Libor + 6.00% Cash, 5.00% PIK/Q)	3/2/2006	7,275	6,419	$0.85	(3)(4)(14)
		Senior secured loan ($342 par due 10/2012)	14.00% (Base Rate + 5.00% Cash, 5.00% PIK/Q)	3/2/2006	329	289	$0.84	(3)(4)(14)
		Preferred stock (9,344 shares)		3/2/2006	2,000	—	$—	(16)

					11,303	8,146

The Teaching Company, LLC and	Education publications	Preferred stock (29,969 shares)		9/29/2006	2,997	3,540	$118.12	(16)
The Teaching Company Holdings, Inc.	provider	Common stock (15,393 shares)		9/29/2006	3	4	$0.26

					3,000	3,544

					45,423	36,364			1.31%

Environmental Services
AWTP, LLC	Water treatment services	Junior secured loan ($4,755 par due 12/2012)		12/23/2005	4,755	1,664	$0.35	(13)(16)
		Junior secured loan ($2,086 par due 12/2012)		12/23/2005	2,086	730	$0.35	(3)(13)
		Junior secured loan ($4,755 par due 12/2012)		12/23/2005	4,755	1,664	$0.35	(13)(16)
		Junior secured loan ($2,086 par due 12/2012)		12/23/2005	2,086	730	$0.35	(3)(13)

					13,682	4,788

Mactec, Inc.	Engineering and	Class B-4 stock (16 shares)		11/3/2004	—	1	$62.27	(16)
	environmental services	Class C stock (5,556 shares)		11/3/2004	—	234	$42.12	(16)

					—	235

Sigma International Group, Inc.(8)	Water treatment parts	Junior secured loan ($1,833 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	1,833	1,283	$0.70	(14)(16)
	manufacturer	Junior secured loan ($917 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	917	642	$0.70	(14)(16)
		Junior secured loan ($2,778 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	2,778	1,944	$0.70	(14)(16)
		Junior secured loan ($4,000 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	4,000	2,800	$0.70	(3)(14)
		Junior secured loan ($2,000 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	2,000	1,400	$0.70	(3)(14)
		Junior secured loan ($6,060 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	6,060	4,242	$0.70	(3)(14)

					17,588	12,311

Universal Environmental Services, LLC(6)	Hydrocarbon recycling and related waste management services and products	Preferred member interest (15.00% interest)		4/1/2010	—	—

Waste Pro USA, Inc.	Waste management services	Preferred Class A common stock (611,615 shares)		11/9/2006	12,263	15,942	$26.07	(16)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Wastequip, Inc.(6)	Waste management	Senior subordinated loan ($13,121 par due 2/2015)		2/5/2007	13,030	984	$0.07	(13)(16)
	equipment manufacturer	Common stock (13,889 shares)		2/2/2007	1,389	—	$—	(16)

					14,419	984

					57,952	34,260			1.23%

Aerospace and Defense
AP Global Holdings, Inc.	Safety and security equipment manufacturer	Senior secured loan ($6,274 par due 10/2013)	4.77% (Libor + 4.50%/M)	11/18/2007	6,227	6,274	$1.00	(3)

ILC Industries, Inc.	Supplier of defense electronics and engineered materials	Junior secured loan ($12,000 par due 6/2014)	11.50%	6/27/2006	12,000	12,000	$1.00	(3)

Thermal Solutions LLC and TSI Group, Inc.	Thermal management	Senior secured loan ($88 par due 3/2011)	7.00% (Base Rate + 3.75%/M)	3/28/2005	88	88	$1.00	(3)
	and electronics packaging	Senior secured loan ($2,708 par due 3/2012)	7.50% (Base Rate + 4.25%/M)	3/28/2005	2,708	2,708	$1.00	(3)
	manufacturer	Senior subordinated loan ($2,809 par due 3/2013)	11.50% Cash, 4.00% PIK	3/21/2006	2,806	2,809	$1.00	(4)(16)
		Senior subordinated loan ($3,502 par due 3/2013)	11.50% Cash, 4.25% PIK	3/28/2005	3,497	3,502	$1.00	(4)(16)
		Senior subordinated loan ($2,218 par due 3/2013)	11.50% Cash, 4.25% PIK	3/28/2005	2,215	2,218	$1.00	(4)(16)
		Preferred stock (71,552 shares)		3/28/2005	716	1,114	$15.57	(16)
		Common stock (1,460,246 shares)		3/28/2005	15	95	$0.07	(16)

					12,045	12,534

Wyle Laboratories, Inc. and Wyle	Provider of specialized	Senior preferred stock (775 shares)		1/17/2008	96	96	$123.89	(16)
Holdings, Inc.	engineering, scientific and technical services	Common stock (1,885,195 shares)		1/17/2008	2,272	1,879	$1.00	(16)

					2,368	1,975

					32,640	32,783			1.18%

Automotive Services
Driven Brands, Inc.(6)	Automotive aftermarket car	Senior secured loan ($3,200 par due 10/2014)	6.50% (Libor + 5.00%/M)	4/1/2010	3,113	3,200	$1.00	(3)(14)
	care franchisor	Senior secured loan ($520 par due 10/2014)	6.50% (Libor + 5.00%/M)	4/1/2010	504	520	$1.00	(3)(14)
		Senior secured loan ($237 par due 10/2014)	7.00% (Base Rate + 3.75%/M)	4/1/2010	230	237	$1.00	(3)
		Common stock (3,772,098 shares)		4/1/2010	4,939	5,810	$1.54

					8,786	9,767

Penn Detroit Diesel Allison, LLC(7)	Diesel engine manufacturer	Member interest (70,249 shares)		4/1/2010	20,069	18,619		(16)

					28,855	28,386			1.02%

Containers-Packaging
Industrial Container Services, LLC(6)	Industrial container	Senior secured loan ($20 par due 9/2011)	4.29% (Libor + 4.00%/M)	6/21/2006	20	20	$0.99	(2)
	manufacturer, reconditioner	Senior secured loan ($161 par due 9/2011)	4.26% (Libor + 4.00%/M)	6/21/2006	161	161	$1.00	(2)
	and servicer	Senior secured loan ($308 par due 9/2011)	4.29% (Libor + 4.00%/M)	6/21/2006	308	308	$1.00	(3)
		Senior secured loan ($2,463 par due 9/2011)	4.26% (Libor + 4.00%/M)	6/21/2006	2,463	2,463	$1.00	(3)
		Senior secured loan ($134 par due 9/2011)	4.29% (Libor + 4.00%/Q)	6/21/2006	134	134	$1.00	(2)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Senior secured loan ($2,052 par due 9/2011)	4.29% (Libor + 4.00%/Q)	6/21/2006	2,052	2,052	$1.00	(3)
		Senior secured loan ($67 par due 9/2011)	5.75% (Base Rate + 2.50%/Q)	6/21/2006	67	67	$1.00	(2)
		Senior secured loan ($1,026 par due 9/2011)	5.75% (Base Rate + 2.50%/Q)	6/21/2006	1,026	1,026	$1.00	(3)
		Common units (1,800,000 units)		9/29/2005	1,800	13,086	$7.27	(16)

					8,031	19,317

					8,031	19,317			0.70%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	Senior secured loan ($7,250 par due 10/2013)	4.76% (Libor + 4.50%/M)	10/11/2007	7,250	6,380	$0.88	(2)(12)
		Senior secured loan ($11,500 par due 10/2013)	4.76% (Libor + 4.50%/M)	10/11/2007	11,500	10,120	$0.88	(3)(12)

					18,750	16,500

					18,750	16,500			0.59%

Oil and Gas
Geotrace Technologies, Inc.	Reservoir processing, development	Warrants to purchase up to 80,063 shares of preferred stock		4/1/2010	1,738	824	$10.29	(16)
		Warrants to purchase up to 130,390 shares of preferred stock		4/1/2010	1,067	1,343	$10.30	(16)
		Warrants to purchase up to 43,356 shares of common stock		4/1/2010	54	—	$—	(16)
		Warrants to purchase up to 26,622 shares of common stock		4/1/2010	33	—	$—	(16)

					2,892	2,167

					2,892	2,167			0.08%

Housing—Building Materials
HB&G Building Products	Synthetic and wood product	Senior subordinated loan ($8,956 par due 3/2013)		10/8/2004	8,991	179	$0.02	(13)(16)
	manufacturer	Warrants to purchase up to 4,464 shares of common stock		10/8/2004	653	—	$—	(16)
		Common stock (2,743 shares)		10/8/2004	753	—	$—	(16)

					10,397	179

					10,397	179			0.01%

					$4,174,139	$4,149,790

(1)
Other than our investments in AGILE Fund I, LLC, Allied Capital REIT, Inc., AllBridge Financial, LLC, Avborne, Inc., Aviation Properties Corporation, Border Foods, Inc., Callidus Capital Corporation, Ciena Capital LLC, Citipostal, Inc., Coverall North America, Inc., Crescent Equity Corp., EarthColor, Inc., Financial Pacific Company, HCI Equity, LLC, HCP Acquisition Holdings, LLC, Hot Light Brands, Inc., Hot Stuff Foods, LLC, Huddle House Inc., IAT Equity, LLC, Impact Innovations Group LLC, Ivy Hill Asset Management, L.P., Ivy Hill Middle Market Credit Fund, Ltd., Jakel, Inc., Knightsbridge CLO 2007-1 Ltd., Knightsbridge CLO 2008-1 Ltd., LVCG Holdings, LLC, Making Memories Wholesale, Inc., MVL Group, Inc, PENN Detroit Diesel Allison LLC, Reflexite Corporation, Senior Secured Loan Fund LLC, Stag-Parkway, Inc, Startec Equity, LLC and The Thymes, LLC, we do not "Control" any of our portfolio companies, as defined in the Investment Company Act. In general, under the Investment Company Act, we would "Control" a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. All of our portfolio company investments are subject to legal restrictions on sales which as of September 30, 2010 represented 149% of the Company's net assets.

(2)
These assets are owned by the Company's wholly owned subsidiary Ares Capital CP, are pledged as collateral for the CP Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the CP Funding Facility (see Note 7 to the consolidated financial statements).

(3)
Pledged as collateral for the ARCC CLO.

(4)
Has a payment-in-kind interest feature (see Note 2 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing at September 30, 2010.

(6)
As defined in the Investment Company Act, we are an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the nine months ended September 30, 2010 in which the issuer was an Affiliated company (but not a portfolio company that we "Control") are as follows (in thousands):

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees		Dividend Income		Other income		Net realized gains (losses)	Net unrealized gains (losses)
10th Street LLC	$23,171	$—	$—	$1,480		$—		$—		$—	$—	$(2)
Air Medical Group	$29,405	$9,045	$—	$100		$—		$—		$12	$—	$15,011
Apple & Eve, LLC and US Juice Partners, LLC	$2,300	$4,939	$2,816	$2,854		$—		$—		$34	$—	$628
BB&T Capital	$13,943	$1,066	$—	$—		$—		$—		$—	$—	$2,312
Carador, PLC	$—	$—	$—	$—		$—		$318		$—	$—	$2,098
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$43,462	$—	$4,829		$—		$—		$(4)	$—	$(221)
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$—	$—	$—	$297		$—		$—		$—	$—	$2,999
Direct Buy Holdings, Inc. and Direct Buy Investors LP	$78,350	$21	$—	$7,102		$—		$—		$—	$1	$1,494
Driven Brands, Inc.	$103,157	$41	$96,643	$1,873	$		$		$		$843	$990
DSI Renal, Inc.	$1,505	$5,296	$7,991	$6,573		$—		$—		$26	$3,090	$6,488
Firstlight Financial Corporation	$—	$—	$—	$415		$—		$—		$250	$—	$(7,353)
Growing Family, Inc. and GFH Holdings, LLC	$—	$—	$—	$933		$—		$—		$(1)	$(7,659)	$9,113
Imperial Capital Group, LLC	$—	$—	$—	$—		$—		$—		$—	$—	$(300)
Industrial Container Services, LLC	$413	$8,615	$—	$333		$—		$—		$120	$—	$5,374
InSight Pharmaceuticals Corporation	$66,791	$—	$—	$4,177		$—		$—		$—	$—	$557
Investor Group Services, LLC	$100	$100	$—	$172		$—		$—		$15	$—	$38
Multi-Ad Services, Inc.	$2,666	$16	$—	$112		$—		$—		$13	$—	$482
Pillar Holdings LLC and PHL Holding Co.	$—	$4,261	$—	$1,796		$—		$—		$27	$—	$(738)
Primis Marketing Group, Inc. and Primis Holdings, LLC	$—	$—	$—	$—		$—		$—		$—	$—	$(409)
Regency Equity Corp.	$2,007	$—	$—	$—		$—		$—		$—	$—	$(229)
Service Champ, Inc.	$28,463	$26,585	$28,463	$208		$—		$—		$75	$—	$—
Soteria Imaging Services, LLC	$4,080	$—	$—	$348		$—		$—		$—	$—	$(255)
VSS-Tranzact Holdings, LLC	$204	$—	$—	$—		$—		$—		$—	$—	$(1,941)
Universal Corporation	$—	$—	$—	$—		$—		$—		$—	$—	$—
Universal Trailer Corporation	$—	$—	$—	$—		$—		$—		$—	$—	$—
Wastequip, Inc.	$—	$—	$—	$—		$—		$—		$281	$—	$(984)

(7)
As defined in the Investment Company Act, we are an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the nine months ended September 30, 2010 in which the issuer was both an Affiliated company and a portfolio company that we Control are as follows (in thousands):

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AGILE Fund I, LLC	$264	$—	$—	$—	$—	$78	$—	$—	$(46)
Allied Capital REIT, Inc.	$765	$600	$—	$—	$—	$—	$—	$—	$409
AllBridge Financial, LLC	$11,370	$—	$—	$—	$—	$—	$29	$—	$(44)
Avborne, Inc.	$39	$—	$—	$—	$—	$—	$—	$—	$—
Aviation Properties Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—
Border Foods, Inc.	$68,944	$5,600	$—	$2,111	$—	$—	$—	$—	$(2,436)
Callidus Capital Corporation	$20,120	$16,000	$—	$—	$—	$—	$—	$—	$2,580
Ciena Capital LLC	$84,012	$—	$—	$—	$—	$—	$—	$—	$(6,604)
Citipostal, Inc.	$63,261	$510	$—	$4,322	$—	$—	$178	$—	$10
Coverall North America, Inc.	$40,189	$—	$—	$2,365	$—	$—	$150	$—	$(7,282)
Crescent Equity Corp.	$6,653	$—	$—	$363	$—	$—	$—	$216	$(2,620)
Direct Capital Corporation	$10,109	$10,109	$—	$—	$—	$—	$—	$(31)	$—
EarthColor, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Financial Pacific Company	$32,800	$—	$—	$3,638	$—	$—	$417	$—	$1,500
HCI Equity, LLC	$808	$—	$—	$—	$—	$—	$—	$—	$166
HCP Acquisition Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$898
Hot Light Brands, Inc.	$6,746	$1,372	$—	$2	$—	$—	$—	$266	$291
Hot Stuff Foods, LLC	$69,168	$8,120	$—	$787	$—	$—	$50	$—	$6,840
Huddle House Inc.	$19,607	$—	$—	$1,504	$—	$—	$375	$—	$(3,424)
IAT Equity, LLC	$13,419	$—	$—	$273	$—	$—	$63	$—	$1,038
Impact Innovations Group LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ivy Hill Asset Management, L.P.	$59,248	$96	$—	$—	$—	$4,296	$—	$—	$12,503
Ivy Hill Middle Market Credit Fund, Ltd.	$—	$—	$330	$5,208	$—	$—	$—	$—	$884
Jakel, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Knightsbridge CLO 2007-1 Ltd.	$14,852	$—	$—	$1,014	$—	$—	$—	$—	$(9,056)
Knightsbridge CLO 2008-1 Ltd.	$36,996	$—	$—	$1,499	$—	$—	$—	$—	$(4,938)
LVCG Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(198)
Making Memories Wholesale, Inc.	$1,250	$427	$—	$1,012	$—	$—	$186	$50	$(2,804)
MVL Group, Inc.	$60,707	$—	$—	$4,242	$—	$—	$—	$—	$1,257
PENN Detroit Diesel Allison LLC	$20,069	$—	$—	$—	$—	$—	$250	$—	$(1,450)
Reflexite Corporation	$—	$—	$—	$2,572	$—	$—	$75	$—	$4,525
Senior Secured Loan Fund LLC*	$254,583	$15,410	$—	$30,242	$15,146	$—	$3,790	$795	$25,049
Stag-Parkway, Inc.	$36,810	$—	$—	$970	$—	$—	$167	$—	$14,090
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Thymes, LLC	$—	$—	$—	$421	$—	$(163)	$—	$—	$183
*
Together with GE Commercial Finance Investment Advisory Services LLC ("GE"), we serve as co-managers of the Senior Secured Loan Fund LLC. Investments made by the program (and most decisions made in respect of program borrowers and the program itself) must be approved by both the Company and GE; therefore, although the Company owns more than 25% of the voting securities of the LLC, the Company does not believe that it has control over the Senior Secured Loan Fund (for purposes of the Investment Company Act of 1940 or otherwise).

(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(9)
Non-registered investment company.

(10)
A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either Libor or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, we have provided the interest rate in effect at September 30, 2010.

(11)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 5% on $40 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

(12)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $25.0 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

(13)
Loan was on non-accrual status as of September 30, 2010.

(14)
Loan includes interest rate floor feature.

(15)
In addition to the interest earned based on the stated interest rate of this security, the notes entitle us to receive a portion of the excess cash flow from the Senior Secured Loan Fund's loan portfolio, which may result in a return greater than the contractual rate.

(16)
Pledge as collateral for the Revolving Credit Facility.

(17)
Public company.

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2009
(dollar amounts in thousands, except per unit data)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Healthcare—Services
American Renal Associates, Inc.	Dialysis provider	Senior secured loan ($902 par due 12/2010)	8.50% (Libor + 5.00%/D)	12/14/2005	$902	$902	$1.00	(3)(15)
		Senior secured loan ($10,389 par due 12/2011)	8.50% (Libor + 5.00%/Q)	12/14/2005	10,389	10,389	$1.00	(3)(15)

					11,291	11,291

Capella Healthcare, Inc.	Acute care hospital	Junior secured loan ($12,500 par due 2/2016)	13.00%	2/29/2008	12,500	12,500	$1.00
	operator	Junior secured loan ($30,000 par due 2/2016)	13.00%	2/29/2008	30,000	30,000	$1.00	(2)

					42,500	42,500

CT Technologies Intermediate	Healthcare analysis services	Preferred stock (7,427 shares)	14.00% PIK	6/15/2007	8,467	8,043	$950.00	(4)
Holdings, Inc. and CT Technologies		Common stock (9,679 shares)		6/15/2007	4,000	8,114	$840.00
Holdings, LLC(6)		Common stock		6/15/2007	—	—	—
		(1,546 shares)			12,467	16,157

DSI Renal, Inc.	Dialysis provider	Senior secured revolving loan ($2 par due 3/2011)	7.25% (Base Rate + 4.00%/M)	4/4/2006	2	2	$0.95
		Senior secured revolving loan ($132 par due 3/2011)	7.25% (Base Rate + 4.00%/M)	4/4/2006	132	126	$0.95
		Senior secured revolving loan ($20 par due 3/2011)	7.25% (Base Rate + 4.00%/M)	4/4/2006	20	19	$0.95
		Senior secured revolving loan ($7,392 par due 3/2011)	7.25% (Base Rate + 4.00%/M)	4/4/2006	7,392	7,022	$0.95
		Senior secured revolving loan ($122 par due 3/2011)	7.25% (Base Rate + 4.00%/M)	4/4/2006	122	116	$0.95
		Senior secured loan ($339 par due 3/2013)	7.25% (Base Rate + 4.00%/Q)	4/4/2006	237	322	$0.95
		Senior secured loan ($44 par due 3/2013)	7.25% (Base Rate + 4.00%/Q)	4/4/2006	31	42	$0.95
		Senior secured loan ($16,960 par due 3/2013)	7.25% (Base Rate + 4.00%/Q)	4/4/2006	12,323	16,112	$0.95
		Senior subordinated loan ($66,552 par due 4/2014)	16.00% PIK	4/4/2006	66,215	63,220	$0.95	(4)
		Senior subordinated loan ($14,285 par due 4/2014)	16.00% PIK	4/4/2006	14,211	13,571	$0.95	(3)(4)

					100,685	100,552

GG Merger Sub I, Inc.	Drug testing services	Senior secured loan ($11,330 par due 12/2014)	4.26% (Libor + 4.00%/Q)	12/14/2007	10,919	10,197	$0.90	(2)
		Senior secured loan ($12,000 par due 12/2014)	4.26% (Libor + 4.00%/Q)	12/14/2007	11,460	10,800	$0.90	(3)

					22,379	20,997

HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Class A units (10,044,176 units)		6/26/2008	10,044	4,256	$0.72

Heartland Dental Care, Inc.	Dental services	Senior subordinated loan ($32,717 par due 8/2013)	11.00% Cash, 3.25% PIK	7/31/2008	32,717	32,717	$1.00	(4)

Magnacare Holdings, Inc., Magnacare Administrative Services, LLC, and Magnacare, LLC	Health plan management company	Senior subordinated loan ($4,670 par due 1/2013)	12.75% Cash, 2.00% PIK	2/9/2009	3,363	4,670	$1.00	(4)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
MPBP Holdings, Inc., Cohr Holdings, Inc.	Healthcare equipment	Senior secured loan ($997 par due 1/2013)		1/31/2007	489	628	$0.63
and MPBP Acquisition Co., Inc.	services	Junior secured loan ($20,000 par due 1/2014)	6.48% (Libor + 6.25%/B)	1/31/2007	20,049	5,000	$0.25
		Junior secured loan ($12,000 par due 1/2014)	6.48% (Libor + 6.25%/B)	1/31/2007	12,000	3,000	$0.25	(3)
		Common stock (50,000 shares)		1/31/2007	5,000	—

					37,538	8,628

MWD Acquisition Sub, Inc.	Dental services	Junior secured loan ($5,000 par due 5/2012)	6.48% (Libor + 6.25%/M)	5/3/2007	5,000	4,350	$0.87	(3)

OnCURE Medical Corp.	Radiation oncology care	Senior secured loan ($3,068 par due 6/2012)	3.75% (Libor + 3.50%/M)	8/18/2006	3,068	2,761	$0.90	(3)
	provider	Senior subordinated loan ($32,642 par due 8/2013)	11.00% Cash, 1.50% PIK	8/18/2006	32,664	29,378	$0.90	(4)
		Common stock (857,143 shares)		8/18/2006	3,000	3,000	$3.50

					38,732	35,139

Passport Health Communications,	Healthcare technology	Senior secured loan ($12,660 par due 5/2014)	10.50% (Libor + 7.50%/M)	5/9/2008	12,660	12,660	$1.00	(2)(15)
Inc., Passport Holding Corp. and	provider	Senior secured loan ($11,686 par due 5/2014)	10.50% (Libor + 7.50%/M)	5/9/2008	11,686	11,686	$1.00	(3)(15)
Prism Holding Corp.		Series A preferred stock (1,594,457 shares)		7/30/2008	9,900	9,900	$6.21
		Common stock (16,106 shares)		7/30/2008	100	100	$6.21

					34,346	34,346

PG Mergersub, Inc.	Provider of patient surveys,	Senior subordinated loan ($4,000 par due 3/2016)	12.50%	3/12/2008	3,938	4,000	$1.00
	management	Preferred stock (333 shares)		3/12/2008	333	333	$1,000.00
	reports and national databases for the integrated healthcare delivery system	Common stock (16,667 shares)		3/12/2008	167	167	$10.00

					4,438	4,500

The Schumacher Group of Delaware, Inc.	Outsourced physician	Junior secured loan ($5,229 par due 7/2013)	11.13% Cash, 1.00% PIK	7/18/2008	5,229	5,229	$1.00	(4)
	service provider	Junior secured loan ($30,909 par due 7/2013)	11.13% Cash, 1.00% PIK	7/18/2008	30,943	30,909	$1.00	(2)(4)
					36,172	36,138

Univita Health, Inc.	Outsourced services provider	Senior subordinated loan ($20,500 par due 12/2014)	15.00%	12/22/2009	20,500	20,500	$1.00

VOTC Acquisition Corp.	Radiation oncology care	Senior secured loan ($17,417 par due 7/2012)	11.00% Cash, 2.00% PIK	6/30/2008	17,417	17,417	$1.00	(4)
	provider	Preferred stock (3,888,222 shares)		7/14/2008	8,748	3,800	$0.98

					26,165	21,217

					438,337	397,958			31.64%

Investment Funds
CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.69 unit)		9/7/2007	41	41	$40,505.00

Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47% interest)		6/17/2008	1,059	1,059

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Firstlight Financial Corporation(6)(9)	Investment company	Senior subordinated loan ($73,077 par due 12/2016)	1.00% PIK	12/31/2006	73,032	54,808	$0.75	(4)
		Common stock (10,000 shares)		12/31/2006	10,000	—	—
		Common stock (30,000 shares)		12/31/2006	30,000	—	—

					113,032	54,808

Ivy Hill Middle Market Credit Fund, Ltd. (7)(8)(9)	Investment company	Class B deferrable interest notes ($40,000 par due 11/2018)	6.28% (Libor + 6.00%/Q)	11/20/2007	40,000	36,800	$0.92
		Subordinated notes ($15,681 par due 11/2018)	18.70%	11/20/2007	15,681	14,583	$0.93

					55,681	51,383

Partnership Capital Growth Fund I, LP(9)	Investment partnership	Limited partnership interest (25% interest)		6/16/2006	3,045	3,045

Senior Secured Loan Fund LLC(7)(17)	Investment partnership	Subordinated certificates ($172,796 par due 12/2015)	(Libor + 8.00%/Q)	10/30/2009	165,000	165,000	$0.95

Trivergance Capital Partners, LP(9)	Investment partnership	Limited partnership interest (100% interest)		6/5/2008	2,016	2,016

					339,874	277,352			22.05%

Education
Campus Management Corp. and Campus	Education software	Senior secured loan ($3,256 par due 8/2013)	10.00% Cash, 3.00% PIK	2/8/2008	3,256	3,256	$1.00	(4)(16)
Management Acquisition Corp.(6)	developer	Senior secured loan ($30,269 par due 8/2013)	10.00% Cash, 3.00% PIK	2/8/2008	30,269	30,269	$1.00	(2)(4)(16)
		Senior secured loan ($8,961 par due 8/2013)	10.00% Cash, 3.00% PIK	2/8/2008	8,961	8,961	$1.00	(16)(4)
		Preferred stock (493,147 shares)	8.00% PIK	2/8/2008	9,668	13,750	$27.88	(4)

					52,154	56,236

ELC Acquisition Corporation	Developer, manufacturer	Senior secured loan ($162 par due 11/2012)	3.48% (Libor + 3.25%/M)	11/30/2006	162	157	$0.97	(3)
	and retailer of educational products	Junior secured loan ($8,333 par due 11/2013)	7.23% (Libor + 7.00%/M)	11/30/2006	8,333	8,167	$0.98	(3)

					8,495	8,324

Instituto de Banca y Comercio, Inc.	Private school operator	Senior secured loan ($11,700 par due 3/2014)	8.50% (Libor + 6.00%/Q)	3/15/2007	11,700	11,700	$1.00	(3)(15)
Leeds IV Advisors, Inc.(8)		Senior subordinated loan ($30,877 par due 6/2014)	13.00% Cash, 3.00% PIK	6/4/2008	30,877	30,877	$1.00
		Preferred stock (165,811 shares)		6/4/2008	788	2,124	$12.81
		Preferred stock (140,577 shares)		3/31/2009	668	1,801	$12.81
		Common stock (214,286 shares)		6/4/2008	54	2,745	$12.81
		Common stock (140,577 shares)		3/31/2009	35	1,801	$12.81

					44,122	51,048

JTC Education Holdings, Inc.	Postsecondary school operator	Senior secured loan ($31,250 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	31,250	31,250	$1.00	(15)

Lakeland Finance, LLC	Private school	Junior secured loan	11.50%	12/13/2005	2,423	2,423	$1.00
	operator	Junior secured loan ($24,231 par due 12/2012)	11.50%	12/13/2005	24,231	24,231	$1.00	(2)

					26,654	26,654

R3 Education, Inc. (formerly known as	Medical school operator	Senior secured loan ($791 par due 6/2010)	9.00% (Libor + 6.00%/M)	4/24/2009	791	1,101	$1.39	(15)
Equinox EIC Partners, LLC and		Senior secured loan ($7,275 par due 4/2013)	9.00% (Libor + 6.00%/M)	4/3/2007	7,275	10,127	$1.39	(3)(15)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
MUA Management Company)(7)(8)		Senior secured loan ($5,041 par due 4/2013)	13.00% PIK	12/8/2009	1,244	3,186	$0.63
		Senior secured loan ($14,113 par due 4/2013)	9.00% (Libor + 6.00%/M)	9/21/2007	14,113	19,646	$1.39	(15)
		Preferred stock (8,800 shares)			2,200	1,100	$125.00
		Warrants to purchase 27,890 shares			—	—	—
		Common membership interest (26.27% interest)		9/21/2007	15,800	11,515

					41,423	46,675

					204,098	220,187			17.50%

Services—Other
American Residential Services, LLC	Plumbing, heating and air-conditioning services	Junior secured loan ($20,608 par due 4/2015)	10.00% Cash, 2.00% PIK	4/17/2007	20,608	20,195	$0.98	(2)(4)

Diversified Collection Services, Inc.	Collections services	Senior secured loan ($10,529 par due 2/2011)	9.50% (Libor + 6.75%/M)	2/2/2005	9,280	10,529	$1.00	(2)(15)
		Senior secured loan ($3,747 par due 2/2011)	9.50% (Libor + 6.75%/M)	2/2/2005	3,747	3,747	$1.00	(3)(15)
		Senior secured loan ($1,931 par due 8/2011)	13.75% (Libor + 11.00%/M)	2/2/2005	1,931	1,931	$1.00	(2)(15)
		Senior secured loan ($7,492 par due 8/2011)	13.75% (Libor + 11.00%/M)	2/2/2005	7,492	7,492	$1.00	(3)(15)
		Preferred stock (14,927 shares)		5/18/2006	169	269	$18.02
		Common stock (114,004 shares)		2/2/2005	295	402	$3.53

					22,914	24,370

GCA Services Group, Inc.	Custodial services	Senior secured loan $(13,255 par due 12/2011)	12.00%	12/15/2006	13,171	13,255	$1.00
		Senior secured loan $(14,768 par due 12/2011)	12.00%	12/15/2006	14,765	14,768	$1.00	(2)
		Senior secured loan $(9,866 par due 12/2011)	12.00%	12/15/2006	9,866	9,866	$1.00	(3)

					37,802	37,889

Growing Family, Inc. and GFH Holdings, LLC	Photography services	Senior secured loan $(11,188 par due 8/2011)		3/16/2007	11,188	2,238	$0.20	(4)(14)
		Senior secured loan $(372 par due 8/2011)		3/16/2007	372	74	$0.20	(4)(14)
		Senior secured revolving loan $(2,500 par due 8/2011)		3/16/2007	1,513	303	$0.20	(4)(14)
		Senior secured loan $(3,575 par due 8/2011)		3/16/2007	3,575	715	$0.20	(4)(14)
		Senior secured loan $(147 par due 8/2011)		3/16/2007	147	29	$0.20	(4)(14)
		Common stock (552,430 shares)		3/16/2007	872	—	—

					17,667	3,359

NPA Acquisition, LLC	Powersport vehicle auction	Junior secured loan $(12,000 par due 2/2013)	6.98% (Libor + 6.75%/M)	8/23/2006	12,000	12,000	$1.00	(3)
	operator	Common units (1,709 units)		8/23/2006	1,000	2,570	$1,503.80

					13,000	14,570

PODS Funding Corp.	Storage and warehousing	Senior subordinated loan $(25,125 par due 6/2015)	15.00%	12/23/2009	25,125	25,125	$1.00
	provider	Subordinated loan $(6,500 par due 12/2015)	16.64%	12/23/2009	5,079	5,070	$0.78

					30,204	30,195

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Web Services Company, LLC	Laundry service and equipment	Senior secured loan $(4,938 par due 8/2014)	7.00% (Base Rate + 3.75%/Q)	6/15/2009	4,607	4,938	$1.00	(3)
	provider	Senior subordinated loan $(18,219 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	18,219	17,308	$0.95	(4)
		Senior subordinated loan $(25,804 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	25,804	24,513	$0.95	(2)(4)

					48,630	46,759

					190,825	177,337			14.10%

Restaurants and Food Services
ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan $(3,592 par due 11/2012)	6.50% (Libor + 3.00% Cash, 0.50% PIK/S)	11/27/2006	2,010	2,010	$0.56	(4)(15)
		Senior secured revolving loan $(1,408 par due 11/2012)	6.50% (Base Rate + 2.50%/Q)	11/27/2006	1,408	1,408	$1.00	(4)(15)
		Senior secured loan $(23,574 par due 11/2013)	12.50% (Libor + 6.50% Cash, 3.00% PIK/Q)	11/27/2006	23,580	23,574	$1.00	(2)(4)(15)
		Senior secured loan $(11,049 par due 11/2013)	12.50% (Libor + 6.50% Cash, 3.00% PIK/Q)	11/27/2006	11,049	11,049	$1.00	(3)(4)(15)
		Promissory note $(13,105 par due 11/2016)	12.00% PIK	6/1/2006	13,093	13,105	$1.00	(4)
		Warrants to purchase 0.61 shares		6/1/2006	—	2,719

					51,140	53,865

Encanto Restaurants, Inc.(8)	Restaurant owner and	Junior secured loan $(20,997 par due 8/2013)	7.50% Cash, 3.50% PIK	8/16/2006	20,997	19,947	$0.95	(2)(4)
	operator	Junior secured loan $(3,999 par due 8/2013)	7.50% Cash + 3.50% PIK	8/16/2006	3,999	3,799	$0.95	(3)(4)

					24,996	23,746

OTG Management, Inc.	Airport restaurant operator	Senior secured loan $(16,149 par due 6/2013)	20.500% (Libor + 11.00% Cash, 6.50% PIK/M)	6/19/2008	16,149	16,149	$1.00	(4)(15)
		Warrants to purchase up to 88,991 shares of common stock			—	1,102	—
		Warrants to purchase up to 9 shares of common stock			—	—	—

					16,149	17,251

Vistar Corporation and Wellspring	Food service distributor	Senior subordinated loan $(43,625 par due 5/2015)	13.50%	5/23/2008	43,625	41,444	$0.95
Distribution Corp.		Senior subordinated loan $(30,000 par due 5/2015)	13.50%	5/23/2008	30,000	28,500	$0.95	(2)
		Class A non-voting common stock (1,366,120 shares)		5/23/2008	7,500	4,050	$2.96

					81,125	73,994

					173,410	168,856			13.42%

Beverage, Food and Tobacco
3091779 Nova Scotia Inc.(8)	Baked goods manufacturer	Senior secured revolving loan $(5,485 par due 1/2010)	8.00%	11/2/2007	1,385	1,494	$0.27	(4)(12)
		Senior secured revolving loan $(1,016 par due 1/2010)	8.00%	11/2/2007	1,016	969	$0.95
		Junior secured loan $(14,386 par due 1/2010)	10.00% Cash, 4.00% PIK	11/2/2007	15,147	10,292	$0.72	(4)(12)
		Warrants to purchase 57,545 shares			—	—

					17,548	12,755

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Apple & Eve, LLC and US Juice Partners, LLC (6)	Juice manufacturer	Senior secured revolving loan $(10,000 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	3,000	3,000	$0.30	(15)
		Senior secured loan $(17,963 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	17,963	17,963	$1.00	(15)
		Senior secured loan $(15,937 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	15,937	15,937	$1.00	(3)(15)
		Senior units (50,000 units)			5,000	5,000	$100.00

					41,900	41,900

Best Brands Corporation	Baked goods manufacturer	Senior secured loan $(324 par due 12/2012)	7.48% (Libor + 7.25%/M)	2/15/2008	324	324	$1.00	(4)
		Senior secured loan $(13,034 par due 12/2012)	7.48% (Libor + 7.25%/M)	2/15/2008	11,035	13,034	$1.00	(2)(4)
		Junior secured loan $(28,692 par due 6/2013)	12.00% Cash, 4.00% PIK	12/14/2006	28,112	28,692	$1.00	(4)
		Junior secured loan $(11,733 par due 6/2013)	12.00% Cash, 4.00% PIK	12/14/2006	11,733	11,733	$1.00	(2)(4)
		Junior secured loan $(8,611 par due 6/2013)	12.00% Cash, 4.00% PIK	12/14/2006	8,531	8,611	$1.00	(3)(4)

					59,735	62,394

Bumble Bee Foods, LLC and BB Co-Invest LP	Canned seafood manufacturer	Common stock (4,000 shares)		11/18/2008	4,000	6,760	$1,690.00

Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan $(5,883 par due 2/2013)	13.00% PIK	2/6/2008	5,883	5,883	$1.00	(4)
		Preferred stock (6,258 shares)		9/1/2006	2,500	1,725	$275.64

					12,383	14,368

					131,566	131,417			10.45%

Retail
Apogee Retail, LLC	For-profit thrift retailer	Senior secured loan $(1,859 par due 3/2012)	5.23% (Libor + 5.00%/M)	3/27/2007	1,859	1,747	$0.94
		Senior secured loan $(2,969 par due 3/2012)	5.23% (Libor + 5.00%/M)	3/27/2007	2,969	2,791	$0.94	(2)
		Senior secured loan $(26,670 par due 3/2012)	5.23% (Libor + 5.00%/M)	3/27/2007	26,670	25,070	$0.94	(2)
		Senior secured loan $(11,670 par due 3/2012)	5.23% (Libor + 5.00%/M)	3/27/2007	11,670	10,970	$0.94	(3)
		Senior secured loan $(11,069 par due 9/2012)	12.00% Cash, 4.00% PIK	5/28/2008	11,069	11,069	$1.00	(4)
		Senior secured loan $(11,411 par due 9/2012)	12.00% Cash, 4.00% PIK	5/28/2008	11,411	11,411	$1.00	(4)

					65,648	63,058

Dufry AG(8)	Retail newsstand operator	Common stock (39,056 shares)		3/28/2008	3,000	2,638	$0.44

Savers, Inc. and SAI Acquisition	For-profit thrift retailer	Senior subordinated loan $(5,524 par due 8/2014)	10.00% Cash, 2.00% PIK	8/8/2006	5,524	5,524	$1.00	(4)
Corporation		Senior subordinated loan $(20,323 par due 8/2014)	10.00% Cash, 2.00% PIK	8/8/2006	20,323	20,323	$1.00	(2)(4)
		Common stock (1,170,182 shares)		8/8/2006	4,500	5,840	$4.95

					30,347	31,687

Things Remembered, Inc. and TRM Holdings	Personalized gifts retailer	Senior secured loan $(11 par due 9/2012)	5.50% Cash, 1.00% PIK Option	9/28/2006	11	9	$0.84	(3)(4)
Corporation		Senior secured loan $(3,626 par due 9/2012)	5.50% Cash, 1.00% PIK Option	9/28/2006	3,624	2,901	$0.80	(3)(4)
		Senior secured loan $(68 par due 9/2012)	5.50% Cash, 1.00% PIK Option	9/28/2006	68	55	$0.80	(4)
		Senior secured loan $(18 par due 9/2012)	5.50% Cash, 1.00% PIK Option	9/28/2006	18	14	$0.80	(3)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Senior secured loan $(28,402 par due 9/2012)	5.50% Cash, 1.00% PIK Option	9/28/2006	28,388	22,722	$0.80
		Senior secured loan $(7,303 par due 9/2012)	5.50% Cash, 1.00% PIK Option	9/28/2006	7,300	5,843	$0.80	(3)
		Preferred stock (73 shares)		3/19/2009	—	—	—
		Preferred stock (80 shares)		9/28/2006	1,800	—	—
		Warrants to purchase 859 shares of preferred shares		3/19/2009	—	—	—
		Common stock (800 shares)		9/28/2006	200	—	—

					41,409	31,544

					140,404	128,927			10.25%

Business Services
Booz Allen Hamilton, Inc.	Strategy and technology	Senior secured loan $(741 par due 7/2015)	7.50% (Libor + 4.50%/S)	7/31/2008	727	741	$1.00	(3)(15)
	consulting services	Senior subordinated loan $(250 par due 7/2016)	11.00% Cash, 2.00% PIK	7/31/2008	245	250	$1.00	(4)
		Senior subordinated loan $(12,400 par due 7/2016)	11.00% Cash, 2.00% PIK	7/31/2008	12,296	12,400	$1.00	(2)(4)

					13,268	13,391

Investor Group Services, LLC(6)	Financial services	Limited liability company membership interest (10.00% interest)		6/22/2006	—	500

Pillar Holdings LLC and PHL Holding Co.(6)	Mortgage services	Senior secured revolving loan $(3,750 par due 11/2013)	5.78% (Libor + 5.50%/B)	11/20/2007	1,313	1,313	$0.35
		Senior secured loan $(16,752 par due 11/2013)	5.78% (Libor + 5.50%/B)	11/20/2007	16,752	16,752	$1.00	(2)
		Senior secured loan $(10,456 par due 11/2013)	5.78% (Libor + 5.50%/B)	11/20/2007	10,456	10,456	$1.00	(3)
		Senior secured loan $(1,875 par due 5/2014)	14.50%	7/31/2008	1,875	1,875	$1.00
		Senior secured loan $(5,500 par due 5/2014)	14.50%	7/31/2008	5,500	5,500	$1.00	(2)
		Common stock (84.78 shares)		11/20/2007	3,768	7,818	$92,208.00

					39,664	43,714

Primis Marketing Group, Inc. and Primis	Database marketing	Senior subordinated loan $(10,222 par due 2/2013)		8/24/2006	10,222	511	$0.05	(4)(14)
Holdings, LLC(6)	services	Preferred units (4,000 units)		8/24/2006	3,600	—	—
		Common units (4,000,000 units)		8/24/2006	400	—	—

					14,222	511

Prommis Solutions, LLC, E-Default Services, LLC,	Bankruptcy and foreclosure processing services	Senior subordinated loan $(26,526 par due 2/2014)	11.50% Cash, 2.00% PIK	2/8/2007	26,526	26,526	$1.00	(4)

Statewide Tax and Title Services, LLC & Statewide Publishing		Senior subordinated loan $(26,630 par due 2/2014)	11.50% Cash, 2.00% PIK	2/8/2007	26,630	26,630	$1.00	(2)(4)

Services, LLC (formerly known as MR Processing Holding Corp.)		Preferred stock (30,000 shares)		4/11/2006	3,000	6,221	$207.37

					56,156	59,377

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	250	$1.00

Summit Business Media, LLC	Business media consulting services	Junior secured loan $(11,078 par due 7/2014)		8/3/2007	10,018	554	$0.05	(3)(4)(14)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
VSS-Tranzact Holdings, LLC(6)	Management consulting services	Common membership interest (8.51% interest)		10/26/2007	10,000	7,850

					143,578	126,147			10.03%
Manufacturing
Arrow Group Industries, Inc.	Residential and outdoor shed manufacturer	Senior secured loan $(5,616 par due 4/2010)	5.25% (Libor + 5.00%/Q)	3/28/2005	5,653	4,437	$0.79	(3)

Emerald Performance Materials, LLC	Polymers and performance	Senior secured loan $(536 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/16/2006	536	531	$0.99	(3)(15)
	materials manufacturer	Senior secured loan $(8,392 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/16/2006	8,392	8,308	$0.99	(3)(15)
		Senior secured loan $(626 par due 5/2011)	8.50% (Base Rate + 5.25%/M)	5/16/2006	626	620	$0.99	(3)
		Senior secured loan $(1,604 par due 5/2011)	10.00% (Libor + 6.00%/M)	5/16/2006	1,604	1,556	$0.97	(3)(15)
		Senior secured loan $(4,937 par due 5/2011)	13.00% Cash, 3.00% PIK	5/16/2006	4,937	4,838	$0.98	(2)(4)

					16,095	15,853

Reflexite Corporation(7)	Developer and manufacturer of high-	Senior subordinated loan $(16,785 par due 11/2014)	12.50% Cash, 5.50% PIK	2/26/2008	16,785	16,785	$1.00	(4)
	visibility reflective products	Common stock (1,821,860 shares)		3/28/2006	27,435	24,595	$13.50

					44,220	41,380

Saw Mill PCG Partners LLC	Precision components manufacturer	Common units (1,000 units)		2/2/2007	1,000	—	—

UL Holding Co., LLC	Petroleum product	Senior secured loan $(2,978 par due 12/2012)	14.00%	2/13/2009	2,978	2,829	$0.95	(2)
	manufacturer	Senior secured loan $(993 par due 12/2012)	14.00%	2/13/2009	993	943	$0.95	(3)
		Senior secured loan $(848 par due 12/2012)	14.00%	2/13/2009	848	805	$0.95	(3)
		Senior secured loan $(2,130 par due 12/2012)	9.15% (Libor + 8.88%/Q)	2/13/2009	2,130	2,023	$0.95
		Senior secured loan $(2,130 par due 12/2012)	14.00%	2/13/2009	2,130	2,023	$0.95
		Senior secured loan $(848 par due 12/2012)	9.15% (Libor + 8.88%/Q)	2/13/2009	848	805	$0.95	(3)
		Senior secured loan $(10,918 par due 12/2012)	9.15% (Libor + 8.88%/Q)	2/13/2009	10,918	10,372	$0.95	(3)
		Common units (50,000 units)		4/25/2008	500	500	$10.00
		Common units (50,000 units)		4/25/2008	—	—	—

					21,345	20,300

Universal Trailer Corporation(6)	Livestock and specialty trailer manufacturer	Common stock (74,920 shares)		10/8/2004	7,930	—	—

					96,243	81,970			6.52%
Financial Services
Carador PLC(6)(8)(9)	Investment company	Ordinary shares (7,110,525 shares)		12/15/2006	9,033	2,489	$0.35

Imperial Capital	Investment	Common units (2,526 units)		5/10/2007	3	3	$1.00
Group, LLC and	banking services	Common units (315 units)		5/10/2007	—	—	—
Imperial Capital		Common units (7,710 units)		5/10/2007	14,997	18,400	$2,386.51
Private Opportunities, LP(6)(9)		Limited partnership interest (80% interest)		5/10/2007	6,094	5,663

					21,094	24,066

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Ivy Hill Asset Management, L.P.(7)	Asset management services	Member interest		6/15/2009	37,176	48,321

VSC Investors LLC(9)	Investment company	Membership interest (4.63% interest)		1/24/2008	648	648

					67,951	75,524			6.00%
Consumer Products— Non-Durable
Blacksmith Brands Holdings, Inc. and Blacksmith Brands, Inc.	Consumer products and personal care manufacturer	Senior secured loan $(32,500 par due 12/2014)	12.50% (Base Rate + 8.50%/Q)	10/23/2009	32,500	32,500	$1.00	(15)

Innovative Brands, LLC	Consumer products and	Senior secured loan $(8,881 par due 9/2011)	15.50%	10/12/2006	8,881	8,881	$1.00	(2)
	personal care manufacturer	Senior secured loan $(8,198 par due 9/2011)	15.50%	10/12/2006	8,198	8,198	$1.00	(3)

					17,079	17,079

Making Memories Wholesale, Inc.(6)	Scrapbooking branded	Senior secured loan $(9,750 par due 8/2014)	10.00% (Base Rate + 5.50%/Q)	8/21/2009	7,770	9,750	$1.00	(15)
	products manufacturer	Senior secured loan $(5,138 par due 8/2014)	15.00% (7.50% Cash, 7.50% PIK/Q)	8/21/2009	4,062	514	$0.10	(4)
		Common stock (100 shares)		8/21/2009	—	—	—

					11,832	10,264

The Thymes, LLC(7)	Cosmetic products	Preferred stock (6,283 shares)	8.00% PIK	6/21/2007	6,785	6,107	$972.06	(4)
	manufacturer	Common stock (5,400 shares)		6/21/2007	—	—	—

					6,785	6,107

					68,196	65,950			5.24%

Aerospace & Defense
AP Global Holdings, Inc.	Safety and security equipment manufacturer	Senior secured loan $(7,414 par due 10/2013)	4.74% (Libor + 4.50%/M)	11/8/2007	7,295	6,969	$0.94	(3)

ILC Industries, Inc.	Industrial products provider	Junior secured loan $(12,000 par due 6/2014)	11.50%	6/27/2006	12,000	12,000	$1.00	(3)

Thermal Solutions LLC and TSI Group, Inc.	Thermal management	Senior secured loan $(462 par due 3/2011)	4.00% (Libor + 3.75%/Q)	3/28/2005	462	444	$0.96	(3)
	and electronics packaging	Senior secured loan $(2,732 par due 3/2012)	4.50% (Libor + 4.25%/Q)	3/28/2005	2,732	2,486	$0.91	(3)
	manufacturer	Senior subordinated loan $(2,747 par due 3/2013)	11.50% Cash, 2.50% PIK	3/21/2006	2,747	2,554	$0.93	(4)
		Senior subordinated loan $(2,165 par due 3/2013)	11.50% Cash, 2.75% PIK	3/28/2005	2,165	2,013	$0.93	(4)
		Senior subordinated loan $(3,418 par due 3/2013)	11.50% Cash, 2.75% PIK	3/28/2005	3,418	3,178	$0.93	(4)
		Preferred stock (71,552 shares)		3/28/2005	716	529	$7.39
		Common stock (1,460,246 shares)		3/28/2005	15	11	$0.01

					12,255	11,215

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering,	Junior secured loan $(16,000 par due 1/2015)	15.00%	1/17/2008	16,000	16,000	$1.00	(2)
	scientific and technical	Junior secured loan $(12,000 par due 1/2015)	15.00%	1/17/2008	12,000	12,000	$1.00	(3)
	services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	96	80	$103.24	(4)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Common stock (1,616,976 shares)		1/17/2008	2,004	1,600	$0.99

					30,100	29,680

					61,650	59,864			4.76%

Printing, Publishing and Media
Canon Communications LLC	Print publications services	Junior secured loan $(11,968 par due 11/2011)	13.75% (Libor + 8.75% Cash, 2.00% PIK/Q)	5/25/2005	11,957	9,574	$0.80	(2)(4)(15)
		Junior secured loan $(12,197 par due 11/2011)	13.75% (Libor + 8.75% Cash, 2.00% PIK/Q)	5/25/2005	12,190	9,757	$0.80	(3)(4)(15)

					24,147	19,331

LVCG Holdings LLC(7)	Commercial printer	Membership interests (56.53% interest)		10/12/2007	6,600	330

National Print Group, Inc.	Printing management	Senior secured revolving loan $(3,926 par due 3/2012)	9.00% (Libor + 6.00%/S)	3/2/2006	1,428	771	$0.20	(15)
	services	Senior secured revolving loan $(183 par due 3/2012)	9.00% (Libor + 5.00%/M)	3/2/2006	183	99	$0.54	(15)
		Senior secured loan $(7,119 par due 3/2012)	16.00% (Libor + 9.00% Cash, 4.00% PIK/Q)	3/2/2006	7,024	3,844	$0.54	(3)(15)(4)
		Senior secured loan $(1,071 par due 3/2012)	16.00% (Base Rate + 8.00% Cash, 4.00% PIK/M)	3/2/2006	1,071	578	$0.54	(3)(15)(4)
		Preferred stock (9,344 shares)		3/2/2006	2,000	—	—

					11,706	5,292

The Teaching Company, LLC and	Education publications	Senior secured loan $(18,000 par due 9/2012)	10.50%	9/29/2006	18,000	18,000	$1.00	(2)(11)
The Teaching Company Holdings, Inc.(11)	provider	Senior secured loan $(10,000 par due 9/2012)	10.50%	9/29/2006	10,000	10,000	$1.00	(3)(11)
		Preferred stock (29,969 shares)	8.00%	9/29/2006	2,997	3,872	$129.20
		Common stock (15,393 shares)		9/29/2006	3	4	$0.26

					31,000	31,876

					73,453	56,829			4.52%

Telecommunications
American Broadband Communications, LLC and American	Broadband communication services	Senior subordinated loan $(31,902 par due 11/2014)	18.00% (10.00% Cash, 8.00% PIK/Q)	2/8/2008	31,902	31,902	$1.00	(2)(4)
Broadband Holding Company		Senior subordinated loan $(8,050 par due 11/2014)	18.00% (10.00% Cash, 8.00% PIK/Q)	11/7/2007	8,050	8,050	$1.00	(4)
		Warrants to purchase 166 shares		11/7/2007	—	—	—

					39,952	39,952

					39,952	39,952			3.18%

Environmental Services
AWTP, LLC	Water treatment services	Junior secured loan $(4,755 par due 12/2012)		12/23/2005	4,755	1,902	$0.40	(14)
		Junior secured loan $(2,086 par due 12/2012)		12/23/2005	2,086	834	$0.40	(3)(14)
		Junior secured loan $(4,755 par due 12/2012)		12/23/2005	4,755	1,902	$0.40	(14)
		Junior secured loan $(2,086 par due 12/2012)		12/23/2005	2,086	834	$0.40	(3)(14)

					13,682	5,472

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Mactec, Inc.	Engineering and	Class B-4 stock (16 shares)		11/3/2004	—	—	—
	environmental services	Class C stock (5,556 shares)		11/3/2004	—	150	$27.00

					0	150

Sigma International Group, Inc.	Water treatment parts	Junior secured loan $(917 par due 10/2013)	16.00% (Libor + 8.00%/Q)	11/6/2007	917	642	$0.70	(15)
	manufacturer	Junior secured loan $(2,750 par due 10/2013)	16.00% (Libor + 8.00%/Q)	11/1/2007	2,750	1,925	$0.70	(15)
		Junior secured loan $(1,833 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	1,833	1,283	$0.70	(15)
		Junior secured loan ($2,000 par due 10/2013)	16.00% (Libor + 8.00%/Q)	11/6/2007	2,000	1,400	$0.70	(3)(15)
		Junior secured loan ($6,000 par due 10/2013)	16.00% (Libor + 8.00%/Q)	11/1/2007	6,000	4,200	$0.70	(3)(15)
		Junior secured loan ($4,000 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	4,000	2,800	$0.70	(3)(15)

					17,500	12,250

Waste Pro USA, Inc.	Waste management services	Preferred Class A common stock (611,615 shares)	14.00% PIK	11/9/2006	12,263	13,263	$21.69	(4)

Wastequip, Inc.(6)	Waste management equipment manufacturer	Senior subordinated loan ($13,121 par due 2/2015)	10.00% Cash, 2.50% PIK	2/5/2007	13,030	1,968	$0.15	(4)
		Common stock (13,889 shares)		2/2/2007	1,389	—	—

					14,419	1,968

					57,864	33,103			2.63%

Computers and Electronics
RedPrairie Corporation	Software manufacturer	Junior secured loan ($3,300 par due 1/2013)	6.78% (Libor + 6.50%/Q)	7/13/2006	3,300	3,135	$0.95	(2)
		Junior secured loan ($12,000 par due 1/2013)	6.78% (Libor + 6.50%/Q)	7/13/2006	12,000	11,400	$0.95	(3)

					15,300	14,535

TZ Merger Sub, Inc.	Computers and Electronics	Senior secured loan ($4,818 par due 7/2015)	7.50% (Libor + 4.50%/Q)	6/15/2009	4,711	4,818	$1.00	(3)(15)

X-rite, Incorporated	Artwork software	Junior secured loan ($3,074 par due 7/2013)	14.38% (Libor + 11.38%/Q)	7/6/2006	3,074	3,074	$1.00	(15)
	manufacturer	Junior secured loan ($7,685 par due 7/2013)	14.38% (Libor + 11.38%/Q)	7/6/2006	7,685	7,685	$1.00	(3)(15)
		Junior secured loan ($42 par due 7/2013)	14.38% (Base Rate + 10.38%/Q)	7/6/2006	42	42	$1.00	(15)
		Junior secured loan ($105 par due 7/2013)	14.38% (Base Rate + 10.38%/Q)	7/6/2006	105	105	$1.00	(3)(15)

					15,617	10,906

					30,917	30,259			2.41%

Cargo Transport
The Kenan Advantage Group, Inc.	Fuel transportation	Senior secured loan ($2,400 par due 12/2011)	2.98% (Libor + 2.75%/M)	12/15/2005	2,400	2,304	$0.96	(3)(4)
	provider	Senior subordinated loan ($26,125 par due 12/2013)	9.50% Cash, 3.50% PIK	12/15/2005	26,125	25,603	$0.98	(2)(4)
		Preferred stock (10,984 shares)	8.00% PIK	12/15/2005	1,454	1,932	$175.89	(4)
		Common stock (30,575 shares)		12/15/2005	31	41	$1.34

					30,010	29,880

					30,010	29,880			2.38%

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	Senior secured loan ($1,750 par due 10/2013)	4.73% (Libor + 4.50%/M)	10/11/2007	1,750	1,540	$0.88	(2)(13)
		Senior secured loan ($1,000 par due 10/2013)	4.73% (Libor + 4.50%/M)	10/11/2007	1,000	880	$0.88	(2)(13)
		Senior secured loan ($17 par due 10/2013)	6.75% (Base Rate + 3.50%/Q)	10/11/2007	17	15	$0.87	(2)(13)
		Senior secured loan ($16 par due 10/2013)	6.75% (Base Rate + 3.50%/Q)	10/11/2007	16	14	$0.88	(3)(13)
		Senior secured loan ($11,484 par due 10/2013)	4.73% (Libor + 4.50%/M)	10/11/2007	11,484	10,106	$0.88	(3)(13)
		Senior secured loan ($12,483 par due 10/2013)	6.75% (Base Rate + 3.50%/Q)	10/11/2007	12,483	10,985	$0.88	(2)(13)

					26,750	23,540

					26,750	23,540			1.87%

Containers-Packaging
Industrial Container Services, LLC(6)	Industrial container manufacturer,	Senior secured revolving loan ($15,696 par due 9/2011)	5.75% (Base Rate + 2.50%/M)	6/21/2006	950	922	$0.06
	reconditioner and servicer	Senior secured loan ($322 par due 9/2011)	4.23% (Libor + 4.00%/M)	6/21/2006	322	312	$0.97	(2)
		Senior secured loan ($134 par due 9/2011)	4.23% (Libor + 4.00%/M)	6/21/2006	134	130	$0.97	(2)
		Senior secured loan ($4,926 par due 9/2011)	4.23% (Libor + 4.00%/M)	6/21/2006	4,926	4,778	$0.97	(3)
		Senior secured loan ($2,052 par due 9/2011)	4.23% (Libor + 4.00%/M)	6/21/2006	2,052	1,991	$0.97	(3)
		Senior secured loan ($268 par due 9/2011)	4.25% (Libor + 4.00%/M)	6/21/2006	268	260	$0.97	(2)
		Senior secured loan ($4,105 par due 9/2011)	4.25% (Libor + 4.00%/M)	6/21/2006	4,105	3,982	$0.97	(3)
		Senior secured loan ($27 par due 9/2011)	5.75% (Base Rate + 2.50%/M)	6/21/2006	27	26	$0.97	(2)
		Senior secured loan ($410 par due 9/2011)	5.75% (Base Rate + 2.50%/M)	6/21/2006	410	398	$0.97	(3)
		Common stock (1,800,000 shares)		9/29/2005	1,800	8,550	$4.75

					14,994	21,349

					14,994	21,349			1.70%

Grocery
Planet Organic Health Corp.(8)	Organic grocery store operator	Junior secured loan ($876 par due 7/2013)	15.00% (Libor + 12.00%/Q)	7/3/2007	874	832	$0.95	(15)
		Junior secured loan ($10,436 par due 7/2013)	15.00% (Libor + 12.00%/Q)	7/3/2007	10,414	9,914	$0.95	(3)(15)
		Senior subordinated loan ($12,724 par due 7/2012)	13.00% Cash, 4.00% PIK	7/3/2007	12,572	9,416	$0.74	(4)

					23,860	20,162

					23,863	20,162			1.60%

Consumer Products— Durable
Direct Buy Holdings, Inc. and Direct Buy	Membership- based buying	Senior secured loan ($23 par due 11/2012)	6.75% (Libor + 5.00%/M)	12/14/2007	22	19	$0.85	(2)(15)
Investors, LP(6)	club franchisor and operator	Senior secured loan ($2,099 par due 11/2012)	6.75% (Libor + 5.00%/M)	12/14/2007	2,030	1,784	$0.85	(2)(15)
		Partnership interests (19.31% interest)		11/30/2007	10,000	3,000

					12,052	4,803

					12,052	4,803			0.38%

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Housing—Building Materials
HB&G Building Products	Synthetic and wood product	Senior subordinated loan ($8,956 par due 3/2011)		10/8/2004	8,991	448	$0.05	(2)(4)(14)
	manufacturer	Warrants to purchase 4,464 shares		10/8/2004	653	—	—
		Common stock (2,743 shares)		10/8/2004	753	—	—

					10,397	448

					10,397	448			0.04%

					2,376,384	2,171,814

(1)
Other than our investments in HCP Acquisition Holdings, LLC, Ivy Hill Asset Management, L.P., Ivy Hill Middle Market Credit Fund, Ltd., LVCG Holdings, LLC, Making Memories Wholesale, Inc., Reflexite Corporation, Senior Secured Loan Fund LLC and The Thymes, LLC, we do not "Control" any of our portfolio companies, as defined in the Investment Company Act. In general, under the Investment Company Act, we would "Control" a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. All of our portfolio company investments are subject to legal restrictions on sales which as of December 31, 2009 represented 173% of the Company's net assets.

(2)
These assets are owned by the Company's wholly owned subsidiary Ares Capital CP, are pledged as collateral for the CP Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the CP Funding Facility (see Note 7 to the consolidated financial statements). Unless otherwise noted, as of December 31, 2009, all other investments were pledged as collateral for the Revolving Credit Facility (see Note 7 to the consolidated financial statements).

(3)
Pledged as collateral for the ARCC CLO. Unless otherwise noted, as of December 31, 2009, all other investments were pledged as collateral for the Revolving Credit Facility (see Note 7 to the consolidated financial statements).

(4)
Has a payment-in-kind interest feature (see Note 2 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing at December 31, 2009.

(6)
As defined in the Investment Company Act, we are an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended December 31, 2009 in which the issuer was an Affiliated company (but not a portfolio company that we "Control") are as follows (in thousands):

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
Apple & Eve, LLC and US Juice Partners, LLC	$7,500	$15,019	$9,800	$5,335	$—	$—	$37	$—	$12,283
Carador, PLC	$—	$—	$—	$—	$—	$285	$—	$—	$(1,778)
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$2,953	$15,000	$6,518	$—	$—	$90	$(482)	$442
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$—	$—	$—	$1,040	$—	$—	$9	$—	$2,052
Direct Buy Holdings, Inc. and Direct Buy Investors LP	$—	$152	$—	$147	$—	$—	$—	$6	$(3,218)
Firstlight Financial Corporation	$—	$—	$—	$2,936	$—	$—	$1,442	$—	$(11,055)
Imperial Capital Group, LLC	$5,210	$—	$—	$—	$—	$—	$—	$—	$2,972
Industrial Container Services, LLC	$7,517	$12,621	$—	$709	$—	$—	$153	$—	$(341)
Investor Group Services, LLC	$—	$750	$—	$—	$—	$—	$26	$—	$—
Making Memories Wholesale, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$(240)
Pillar Holdings LLC and PHL Holding Co.	$—	$3,179	$—	$2,874	$—	$—	$33	$—	$2,551
Primis Marketing Group, Inc. and Primis Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(511)
R3 Education, Inc.	$24,000	$31,600	$—	$697	$—	$—	$29	$—	$87
VSS-Tranzact Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$1,850
Wastequip, Inc.	$—	$—	$—	$1,535	$—	$—	$—	$—	$(5,787)
Wear Me Apparel, LLC	$—	$34,110	$—	$75	$—	$—	$—	$(15,002)	$22,055
(7)
As defined in the Investment Company Act, we are an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company

  (including through a management agreement). Transactions during the period for the year ended December 31, 2009 in which the issuer was both an Affiliated company and a portfolio company that we Control are as follows (in thousands):

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
HCP Acquisition Holdings, LLC	$1,495	$—	$18	$—	$—	$—	$—	$—	$(3,721)
Ivy Hill Asset Management, L.P.	$37,406	$—	$236	$—	$—	$2,391	$—	$494	$19,145
Ivy Hill Middle Market Credit Fund, Ltd.	$—	$—	$131	$5,742	$—	$—	$1,265	$—	$1,284
LVCG Holdings, LLC	$—	$—	$—	$—	$—	$—	$66	$—	$(8,170)
Making Memories Wholesale, Inc.	$—	$199	$14,224	$518	$—	$—	$5	$(14,173)	$12,822
R3 Education, Inc.	$15,613	$6,050	$—	$651	$—	$—	$17	$—	$(3,696)
Reflexite Corporation	$7,800	$—	$2,000	$2,830	$194	$—	$71	$—	$(10,925)
Senior Secured Loan Fund LLC*	$165,000	$—	$—	$4,831	$—	$—	$640	$—	$—
The Thymes, LLC	$—	$—	$—	$502	$—	$—	$—	$—	$455

*
Together with GE Commercial Finance Investment Advisory Services LLC ("GE"), we serve as co-managers of the Senior Secured Loan Fund LLC. Investments made by the program (and most decisions made in respect of program borrowers and the program itself) must be approved by both the Company and GE; therefore, although the Company owns more than 25% of the voting securities of the LLC, the Company does not believe that it has control over the Senior Secured Loan Fund (for purposes of the Investment Company Act of 1940 or otherwise).
(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(9)
Non-registered investment company.

(10)
A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either Libor or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, we have provided the interest rate in effect at December 31, 2009.

(11)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $18.4 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

(12)
Principal amount denominated in Canadian dollars has been translated into U.S. dollars (see Note 2 to the consolidated financial statements).

(13)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $25.0 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

(14)
Loan was on non-accrual status as of December 31, 2009.

(15)
Loan includes interest rate floor feature.

(16)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.98% on $15.0 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

(17)
In addition to the interest earned based on the stated interest rate of this security, the notes entitle us to receive a portion of the excess cash flow from the Senior Secured Loan Fund's loan portfolio, which may result in a return greater than the contractual rate.

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
For the Nine Months Ended September 30, 2010 (unaudited)
(dollar amounts in thousands, except per share data)

					Accumulated Net Realized Gain (Loss) on Investments, Foreign Currency Transactions, Extinguishment of Debt and Acquisitions
						Net Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
				Accumulated (Overdistributed) Undistributed Net Investment Income
	Common Stock
			Capital in Excess of Par Value				Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 2009	109,944,674	$110	$1,490,458	$3,143	$(31,115)	$(204,708)	$1,257,888
Issuance of common stock in add-on offering (net of offering and underwriting costs)	22,957,993	23	277,021	—	—	—	277,044
Issuance of common stock in the Acquisition of Allied Capital Corporation	58,492,537	58	872,669	—	—	—	872,727
Gain on the acquisition of Allied Capital Corporation	—	—	—	—	195,876	—	195,876
Net increase in stockholders' equity resulting from operations (excluding gain on the acquisition of Allied Capital Corporation)	—	—	—	152,466	6,693	179,911	339,070
Dividend declared ($1.05 per share)	—	—	—	(180,873)	—	—	(180,873)
Shares issued in connection with dividend reinvestment plan	1,171,230	2	16,742	—	—	—	16,744

Balance at September 30, 2010	192,566,434	$193	$2,656,890	$(25,264)	$171,454	$(24,797)	$2,778,476

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(dollar amounts in thousands)

	For the nine months ended
	September 30, 2010	September 30, 2009
	(unaudited)	(unaudited)
OPERATING ACTIVITIES:
Net increase in stockholders' equity resulting from operations	$534,946	$133,063
Adjustments to reconcile net increase in stockholders' equity resulting from operations:
Gain on the acquisition of Allied Capital Corporation	(195,876)	—
Realized loss (gain) on extinguishment of debt	1,961	(26,543)
Net realized losses (gains) from investments	(8,654)	4,232
Net unrealized losses (gains) from investments and foreign currency transactions	(179,911)	(15,698)
Net accretion of discount on securities	(8,031)	(1,640)
Increase in accrued payment-in-kind dividends and interest	(34,117)	(33,021)
Amortization of debt issuance costs	6,802	3,251
Accretion of discount on Unsecured Notes	5,644	—
Depreciation	662	505
Acquisition of Allied Capital Corporation, net of cash acquired	(774,190)	—
Proceeds from sale and redemption of investments	1,211,800	267,381
Purchase of investments	(1,126,780)	(218,843)
Changes in operating assets and liabilities:
Interest receivable	(19,712)	1,227
Other assets	4,515	(1,052)
Management and incentive fees payable	(33,254)	23,538
Accounts payable and accrued expenses	(48,676)	4,845
Interest and facility fees payable	(1)	(1,152)

Net cash provided by (used in) operating activities	(662,872)	140,093

FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	1,149,773	109,086
Borrowings on debt	1,192,264	246,700
Repayments on credit facility payable	(1,461,693)	(362,678)
Credit facility financing costs	(18,208)	(6,010)
Dividends paid in cash	(164,129)	(155,105)

Net cash provided by (used in) financing activities	698,007	(168,007)

CHANGE IN CASH AND CASH EQUIVALENTS	35,135	(27,914)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	99,227	89,383

CASH AND CASH EQUIVALENTS, END OF PERIOD	$134,362	$61,469

Supplemental Information:
Interest paid during the period	$39,418	$15,053
Taxes paid during the period	$1,683	$660
Dividends declared during the period	$180,873	$113,165

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
As of September 30, 2010 (unaudited)
(dollar amounts in thousands, except per share data and as otherwise indicated)

1.    ORGANIZATION

              Ares Capital Corporation (the "Company" or "ARCC" or "we") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act of 1940 (the "Investment Company Act"). We were incorporated on April 16, 2004 and were initially funded on June 23, 2004. On October 8, 2004, we completed our initial public offering (the "IPO"). On the same date, we commenced substantial investment operations.

              On April 1, 2010, we consummated our acquisition (the "Allied Acquisition") of Allied Capital Corporation ("Allied Capital"), in an all stock merger where each existing share of common stock of Allied Capital was exchanged for 0.325 shares of our common stock. The Allied Acquisition was valued at approximately $908 million as of April 1, 2010. In connection therewith, we issued approximately 58.5 million shares of our common stock to Allied Capital's then-existing stockholders, thereby resulting in our then-existing stockholders owning approximately 69% of the combined company and then-existing Allied Capital stockholders owning approximately 31% of the combined company (see Note 15).

              The Company has elected to be treated as a regulated investment company (a "RIC") under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and operates in a manner so as to qualify for the tax treatment applicable to RICs. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, we also make equity investments. Also, as a result of the Allied Acquisition, Allied Capital's equity investments, including equity investments larger than those we have traditionally made and equity investments pursuant to which Allied Capital controlled a particular company, became part of our portfolio.

              We are externally managed by Ares Capital Management LLC ("Ares Capital Management" or the "investment adviser"), an affiliate of Ares Management LLC ("Ares Management"), a global alternative asset manager and a Securities and Exchange Commission ("SEC") registered investment adviser. Ares Operations LLC ("Ares Operations" or the "administrator"), an affiliate of Ares Management, provides the administrative services necessary for us to operate.

              Interim financial statements are prepared in accordance with generally accepted accounting principles in the United States ("GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2010.

2.    SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

              The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with GAAP, and include the accounts of the Company and its wholly owned subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

Cash and Cash Equivalents

              Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

Concentration of Credit Risk

              The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investments

              Investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Unrealized gains or losses reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized. Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on the input of our investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of the board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12 month period, and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 50% of our portfolio at fair value are subject to review by an independent valuation firm each quarter.

              As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

              Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses that would be realized based on the valuations currently assigned.

              Our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with the investment adviser's management and investment professionals, and then valuation recommendations are presented to the board of directors.

  •
  The audit committee of our board of directors reviews these valuations, as well as the input of independent third-party valuation firms with respect to the valuations of a minimum of 50% of our portfolio at fair value.

  •
  The board of directors discusses valuations and determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on the input of our investment adviser, audit committee and, where applicable, independent third-party valuation firms.

              Effective January 1, 2008, the Company adopted Accounting Standards Codification ("ASC") 820-10 (previously Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157")), which expands the application of fair value accounting for investments (see Note 8). Investments acquired as part of the Allied Acquisition were accounted for in accordance with ASC 805-10 (previously SFAS No. 141(R)), Business Combinations, which requires that all assets be recorded at fair value. As a result, the initial amortized cost basis and fair value for the acquired investments were the same at April 1, 2010 (see Note 15).

Interest Income Recognition

              Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discounts and premiums from par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

              Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this if the loan has sufficient collateral value and is in the process of collection. As of September 30, 2010, 7.5% of total investments at amortized cost (or 5.2% of total investments at fair value) were on non-accrual status, including 5.3% of total investments at amortized cost (or 5.0% of total investments at fair value) of investments acquired as part of the Allied Acquisition. As of December 31, 2009, 2.5% of total investments at amortized cost (or 0.5% at fair value) were on non-accrual status.

Payment-in-Kind Interest

              The Company has loans in its portfolio that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. For the three and nine months ended September 30, 2010, $13,345 and $34,117, respectively, in PIK income was recorded. Of the PIK income recorded for the three and nine months ended September 30, 2010, $3,255 and $8,992, respectively, was PIK income from investments acquired as part of the Allied Acquisition. For the three and nine months ended September 30, 2009, $10,825 and $33,021, respectively, in PIK income were recorded.

Capital Structuring Service Fees and Other Income

              The Company's investment adviser seeks to provide assistance to our portfolio companies in connection with the Company's investments and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally consist of reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan. The Company's investment adviser may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat.

              Other income includes fees for asset management, management and consulting services, loan guarantees, commitments, amendments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

Foreign Currency Translation

              The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

    (1)
    Market value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

    (2)
    Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

              Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuation and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Accounting for Derivative Instruments

              The Company does not utilize hedge accounting and marks its derivatives to market through operations.

Offering Expenses

              The Company's offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received. For the nine months ended September 30, 2010 and 2009, the Company incurred approximately $1,035 and $806, respectively, of offering costs.

Debt Issuance Costs

              Debt issuance costs are being amortized over the life of the related credit facility using the straight line method, which closely approximates the effective yield method.

U.S. Federal Income Taxes

              The Company has elected to be treated as a RIC under subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the three and nine months ended September 30, 2010, no amounts were recorded for U.S. Federal excise tax. For the three months ended September 30, 2009, no amount was recorded for U.S. federal excise tax. For the nine months ended September 30, 2009, a net benefit of $30 was recorded for U.S. Federal excise tax.

              Certain of our wholly owned subsidiaries are subject to U.S. Federal and state income taxes. For the three and nine months ended September 30, 2010, we recorded a tax (benefit)/expense of approximately $(164) and $360, respectively, for these subsidiaries. For the three and nine months ended September 30, 2009, we recorded a tax expense of approximately $454 and $593, respectively, for these subsidiaries.

              Income taxes for certain of our subsidiaries are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Dividends to Common Stockholders

              Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for investment.

              We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividend. While we generally use primarily newly issued shares to implement the plan (especially if our shares are trading at a premium to net asset value), we may purchase shares in the open market in connection with our obligations under the plan. In particular, if our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan.

Use of Estimates in the Preparation of Financial Statements

              The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

New Accounting Pronouncements

              In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standard Update 2010-06, Fair Value Measurements and Disclosures (Topic 820), Improving Disclosures About Fair Value Measurements ("ASU 2010-06"). ASU 2010-06 adds new requirements for disclosures about transfers into and out of Level 1 and 2 inputs and separate disclosures about fair value measurements (see Note 8), particularly with respect to purchases, sales, issuances and settlements relating to Level 3 inputs. It also clarifies existing fair value disclosures about the level of disaggregation, will require that entities provide fair value measurement disclosures for each class of assets and liabilities, and adds requirements relating to inputs and valuation techniques used to measure fair value. Generally, ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, however, the disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 inputs will not be required until fiscal years beginning after December 15, 2010. The adoption of ASU 2010-06 did not have a significant impact on the Company's financial condition and results of operations.

3.    AGREEMENTS

Investment Advisory and Management Agreement

              The Company is party to an investment advisory and management agreement (the "investment advisory and management agreement") with Ares Capital Management. Subject to the overall supervision of our board of directors, Ares Capital Management provides investment advisory services to the Company. For providing these services, Ares Capital Management receives a fee from us, consisting of two components—a base management fee and an incentive fee. Ares Capital Management has committed to defer up to $15,000 in base management and incentive fees for each of the first two fiscal years following the Allied Acquisition if certain earnings targets are not met.

              The base management fee is calculated at an annual rate of 1.5% based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

              The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that we have not yet received in cash. The investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued interest that we never actually receive.

              Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

              Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 2% per quarter. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

              We pay the investment adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) as the "catch-up" provision. The "catch-up" is meant to provide our investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.

              These calculations are adjusted for any share issuances or repurchases during the quarter.

              The second part of the incentive fee (the "Capital Gains Fee"), is determined and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains, in each case calculated from October 8, 2004. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

              The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

              The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

              The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

              We defer cash payment of any incentive fee otherwise earned by the investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to our stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 8.0% of our net assets at the beginning of such period.

              For the three and nine months ended September 30, 2010, we incurred $15,436 and $35,574, respectively, in base management fees and $17,805 and $40,922, respectively, in incentive management fees related to pre-incentive fee net investment income. For the three and nine months ended September 30, 2010, we accrued no incentive management fees related to net realized capital gains. As of September 30, 2010, $33,241 was unpaid and included in "management and incentive fees payable" in the accompanying consolidated balance sheet.

              For the three and nine months ended September 30, 2009, we incurred $7,508 and $22,502, respectively, in base management fees and $8,227 and $23,764, respectively, in incentive management fees related to pre-incentive fee net investment income. For the three and nine months ended September 30, 2009, we accrued no incentive management fees related to realized capital gains.

Administration Agreement

              We are party to a separate administration agreement, referred to herein as the "administration agreement," with our administrator, Ares Operations. Pursuant to the administration agreement, Ares Operations furnishes us with office equipment and clerical, bookkeeping and record keeping services. Under the administration agreement, Ares Operations also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Operations assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of Ares Operations' overhead in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our executive officers and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60-days' written notice to the other party.

              For the three and nine months ended September 30, 2010, we incurred $2,642 and $6,251, respectively, in administrative fees. As of September 30, 2010, $2,642 was unpaid and included in "accounts payable and accrued expenses" in the accompanying consolidated balance sheet.

              For the three and nine months ended September 30, 2009, we incurred $809 and $2,905, respectively, in administrative fees.

4.    EARNINGS PER SHARE

              The following information sets forth the computations of basic and diluted net increase in stockholders' equity per share resulting from operations for the three and nine months ended September 30, 2010:

	Three months ended September 30, 2010	Nine months ended September 30, 2010
Numerator for basic and diluted net increase in stockholders' equity resulting from operations per share:	$128,377	$534,946
Denominator for basic and diluted net increase in stockholders' equity resulting from operations per share:	192,167,337	169,499,905
Basic and diluted net increase in stockholders' equity resulting from operations per share:	$0.67	$3.16

              The following information sets forth the computations of basic and diluted net increase in stockholders' equity per share resulting from the operations for the three and nine months ended September 30, 2009:

	Three months ended September 30, 2009	Nine months ended September 30, 2009
Numerator for basic and diluted net increase in stockholders' equity resulting from operations per share:	$63,276	$133,063
Denominator for basic and diluted net increase in stockholders' equity resulting from operations per share:	102,831,909	99,066,652
Basic and diluted net increase in stockholders' equity resulting from operations per share:	$0.62	$1.34

5.    INVESTMENTS

              Under the Investment Company Act, we are required to separately identify non-controlled investments where we own more than 5% of a portfolio company's outstanding voting securities as "affiliated companies." In addition, under the Investment

              Company Act, we are required to separately identify investments where we own more than 25% of a portfolio company's outstanding voting securities as "control affiliated companies."

              For the three months ended September 30, 2010, the Company funded investments totaling $509 million including $236 million aggregate principal amount of senior term debt, $40 million aggregate principal amount of senior subordinated debt, $210 million for investments in the Senior Secured Loan Fund LLC (the "Senior Secured Loan Program") (see Note 10), and $23 million of investments in equity securities.

              In addition, for the three months ended September 30, 2010, $231 million of investments were sold or redeemed including $165 million aggregate principal amount of senior term debt, $62 million of senior subordinated debt, $3 million of investments in collateralized loan obligations and $1 million of investments in equity securities. Within the total investments sold or redeemed for the three months ended September 30, 2010, approximately $99 million were originally acquired as part of the Allied Acquisition with a net realized gain of approximately $1.8 million recognized in these transactions.

              As of September 30, 2010, investments and cash and cash equivalents consisted of the following:

	Amortized Cost	Fair Value
Cash and cash equivalents	$134,362	$134,362
Senior term debt	1,594,972	1,550,673
Senior subordinated debt	1,252,715	1,212,003
Equity securities	664,425	684,744
Collateralized loan obligations	220,369	238,317
Subordinated Notes of Senior Secured Loan Program	400,451	425,500
Commercial real estate	41,207	38,553

Total	$4,308,501	$4,284,152

              As of December 31, 2009, investments and cash and cash equivalents consisted of the following:

	Amortized Cost	Fair Value
Cash and cash equivalents	$99,227	$99,227
Senior term debt	1,152,462	1,072,149
Senior subordinated debt	658,787	595,668
Equity securities	344,454	287,614
Subordinated Notes of Senior Secured Loan Program	165,000	165,000
Collateralized loan obligations	55,681	51,383

Total	$2,475,611	$2,271,041

              The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums on debt using the effective interest method.

              The industrial and geographic compositions of our portfolio at fair value at September 30, 2010 and December 31, 2009 were as follows:

Industry	September 30, 2010	December 31, 2009
Investment Funds	18.3%	12.8%
Business Services	14.8	5.8
Healthcare Services	13.0	18.3
Consumer Products	9.9	3.2
Restaurants and Food Services	9.1	7.8
Financial Services	7.4	3.4
Education	4.8	10.1
Manufacturing	3.9	3.8
Telecommunications	2.9	1.8
Beverage/Food/Tobacco	2.8	6.1
Other Services	2.6	8.2
Retail	2.4	5.9
Commercial Real Estate	1.7	0.0
Wholesale Distribution	1.3	0.0
Printing/Publishing/Media	0.9	2.6
Computers/Electronics	0.9	1.4
Aerospace and Defense	0.8	2.8
Environmental Services	0.8	1.5
Automotive Services	0.7	0.0
Containers/Packaging	0.5	1.0
Health Clubs	0.4	1.1
Oil and Gas	0.1	0.0
Homebuilding	0.0	0.1
Cargo Transport	0.0	1.4
Grocery	0.0	0.9

Total	100.0%	100.0%

Geographic Region	September 30, 2010	December 31, 2009
Mid-Atlantic	29.0%	22.2%
Midwest	22.6	19.7
West	22.6	24.8
Southeast	18.6	19.7
International	4.3	10.4
Northeast	2.9	3.2

Total	100.0%	100.0%

              Senior Secured Loan Program.    In October 2009, the Company completed its acquisition from Allied Capital of subordinated notes issued by the Senior Secured Loan Program (the "SSLP Notes"). The Senior Secured Loan Program was formed in December 2007 to invest in "unitranche" loans (loans that combine both senior and subordinated debt, generally in a first lien position) of middle-market companies. The cost and fair value of the SSLP Notes was $400.5 million and $425.5 million, respectively, at September 30, 2010, and $165.0 million and $165.0 million, respectively, at December 31, 2009. The SSLP Notes pay a coupon of LIBOR plus 8.0% and also entitle the Company to receive a portion of the excess cash flow from the loan portfolio, which may result in a return greater than the contractual coupon. The Company is also entitled to certain other sourcing and management fees related to this investment. The Company's yield on its investment in the Senior Secured Loan Program at fair value was 16.52% and 17.00% at September 30, 2010 and December 31, 2009, respectively. For the three and nine months ended September 30, 2010, the Company earned interest income of $12,987 and $30,242, respectively, on the SSLP Notes.

              As of September 30, 2010 and December 31, 2009, the Senior Secured Loan Program had total assets of $2.0 billion and $0.9 billion, respectively, in aggregate principal amount. The senior debt obligations of the Senior Secured Loan Program were $1.5 billion and $0.7 billion in aggregate principal amount at September 30, 2010 and December 31, 2009, respectively. The SSLP Notes owned by the Company are junior to the senior debt obligations of the fund and the Company owns 87.5% of the outstanding class of such notes.

              The Senior Secured Loan Program's portfolio consisted of 17 and 11 different issuers as of September 30, 2010 and December 31, 2009, respectively. At September 30, 2010 and December 31, 2009, the portfolio was comprised of all first lien senior secured debt issued by U.S. middle-market companies and none of the loans were on non-accrual status. At September 30, 2010 and December 31, 2009, the single largest issuer in the Senior Secured Loan Program's portfolio in aggregate principal amount was $254.4 million and $179.9 million, respectively, and the top five issuers totaled $1,053.9 million and $535.3 million, respectively. The portfolio companies in the Senior Secured Loan Program are in similar industries as the companies in Ares Capital's portfolio.

6.    COMMITMENTS AND CONTINGENCIES

              As of September 30, 2010 and December 31, 2009, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans to its portfolio companies:

	September 30, 2010	December 31, 2009
Total revolving and delayed draw commitments	$633,400	$136,800
Less: funded commitments	(382,600)	(37,200)

Total unfunded commitments	250,800	99,600
Less: commitments substantially at discretion of the Company	(63,400)	(4,000)
Less: unavailable commitments due to borrowing base or other covenant restrictions	(16,100)	(16,200)

Total net adjusted unfunded commitments	$171,300	$79,400

              Of the total net adjusted unfunded commitments as of September 30, 2010, $78,100 are from commitments for investments acquired as part of the Allied Acquisition. Also, of the total commitments as of September 30, 2010, $176,600 extend beyond the maturity date for our Revolving Credit Facility (as defined in Note 7). Included within the total commitments as of September 30, 2010 are commitments to issue up to $21,700 in standby letters of credit through a financial intermediary on behalf of certain portfolio companies. Under these arrangements, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. As of September 30, 2010, the Company had $18,700 in standby letters of credit issued and outstanding on behalf of the portfolio companies, of which no amounts were recorded as a liability on the balance sheet as they are considered in the valuation of the investments in the portfolio company. Of these letters of credit, $300 expire in December 2010, $800 expire in January 2011, $8,200 expire in February 2011, $2,000 expire in March 2011, $2,300 expire in September 2011, and $5,100 expire in December 2012.

              As of September 30, 2010 and December 31, 2009, the Company was subject to subscription agreements to fund equity investments in private equity and other investment partnerships as follows:

	September 30, 2010	December 31, 2009
Total private equity commitments	$567,600	$428,300
Total unfunded private equity commitments	$442,500	$415,400

              Of the total unfunded private equity commitments as of September 30, 2010, $400,500 are substantially at the discretion of the Company. Additionally, of the total unfunded private equity commitments as of September 30, 2010, $28,100 are for investments acquired as part of the Allied Acquisition.

              See Note 10 for more information on the Company's commitment to the Senior Secured Loan Program.

              In the ordinary course of business, Allied Capital had issued guarantees on behalf of certain portfolio companies. Under these arrangements, payments would be required to be made to third parties if the portfolio companies were to default on their related payment. As part of the Allied Acquisition, the Company assumed such outstanding guarantees or similar obligations. As a result, as of September 30, 2010, the Company had outstanding guarantees or similar obligations totaling $0.8 million and an outstanding servicer performance guaranty. The servicer performance guaranty relates to one portfolio company's servicing of loans held in a loan warehouse facility, and as of September 30, 2010, there were no known issues or claims with respect to such performance guaranty.

7. BORROWINGS

              In accordance with the Investment Company Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the Investment Company Act, is at least 200% after such borrowing. As of September 30, 2010, our asset coverage for borrowed amounts was 282%.

              Our debt obligations consisted of the following as of September 30, 2010 and December 31, 2009:

	September 30, 2010			December 31, 2009
	Carrying Value(1)		Total Available(2)	Carrying Value(1)	Total Available(2)
CP Funding Facility	$283,374		$400,000	$221,569	$221,569
Revolving Credit Facility	431,000		810,000	474,144	525,000
CP Funding II Facility(3)	—		—	—	200,000
Debt Securitization	177,163		200,134	273,752	274,981
2011 Notes (principal amount outstanding of $300,584)	294,333	(4)	300,584	—	—
2012 Notes (principal amount outstanding of $161,210)	157,523	(4)	161,210	—	—
2047 Notes (principal amount outstanding of $230,000)	180,750	(4)	230,000	—	—

	$1,524,143	(5)	$2,101,928	$969,465	$1,221,550

(1)
Except for the Unsecured Notes, all carrying values are the same as the principal amounts outstanding.

(2)
Subject to borrowing base and leverage restrictions.

7. BORROWINGS (Continued)

(3)
The CP Funding II Facility was combined with the CP Funding Facility on January 22, 2010. In connection therewith, the CP Funding II Facility was terminated.

(4)
Represents the aggregate principal amount of the applicable series of notes less the unaccreted discount initially recorded as a part of the Allied Acquisition.

(5)
Total principal amount of debt outstanding totals $1,583,331.

              The weighted average interest rate of all our debt obligations, at principal amount, as of September 30, 2010 and December 31, 2009 was 4.63% and 2.05%, respectively.

CP Funding Facility

              In October 2004, we formed Ares Capital CP Funding LLC ("Ares Capital CP"), a wholly owned subsidiary of the Company, through which we established a revolving facility (as amended, the "CP Funding Facility") that, as amended, allowed Ares Capital CP to issue up to $350,000 of variable funding certificates. On May 7, 2009, the Company and Ares Capital CP entered into an amendment that, among other things, converted the CP Funding Facility from a revolving facility to an amortizing facility, extended the maturity from July 21, 2009 to May 7, 2012 and reduced the availability from $350,000 to $225,000.

              On July 21, 2009, we entered into an agreement with Wachovia Bank N.A. ("Wachovia") to establish a new revolving facility (the "CP Funding II Facility") whereby Wachovia agreed to extend credit to us in an aggregate principal amount not exceeding $200,000 at any one time outstanding. The CP Funding II Facility was scheduled to expire on July 21, 2012.

              On January 22, 2010, we combined the CP Funding Facility with the CP Funding II Facility into a single $400,000 revolving securitized facility (the "combined CP Funding Facility"). In connection with the combination, we terminated the CP Funding II Facility and entered into an Amended and Restated Purchase and Sale Agreement with Ares Capital CP Funding Holdings LLC, our wholly owned subsidiary ("CP Holdings"), pursuant to which we may sell to CP Holdings certain loans that we have originated or acquired, or will originate or acquire (the "Loans") from time to time, which CP Holdings will subsequently sell to Ares Capital CP, which is a wholly owned subsidiary of CP Holdings. The combined CP Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The combined CP Funding Facility, among other things, extended the maturity date of the facility to January 22, 2013 (with two one-year extension options, subject to mutual consent). Prior to January 22, 2010, the interest rate charged on the CP Funding Facility was the commercial paper rate plus 3.50%. After January 22, 2010, subject to certain exceptions, the interest charged on the combined CP Funding Facility is based on LIBOR plus an applicable spread of between 2.25% and 3.75% or on a "base rate" (which is the higher of a prime rate, or the federal funds rate plus 0.50%) plus an applicable spread of between 1.25% to 2.75%, in each case, based on a pricing grid depending upon our credit rating. As of and for the three months ended September 30, 2010, the effective LIBOR spread under the combined CP Funding Facility was 2.75%.

              As of September 30, 2010, there was $283,374 outstanding under the combined CP Funding Facility and the Company continues to be in material compliance with all of the limitations and requirements of the combined CP Funding Facility. As of December 31, 2009, there was $221,569 outstanding under the CP Funding Facility. The combined CP Funding Facility is secured by all of the assets held by and the membership interest in Ares Capital CP, which as of September 30, 2010 consisted of 34 investments. As of September 30, 2010, the base rate in effect was one month LIBOR, which was 0.26%. For the three and nine months ended September 30, 2010, the average interest rates (i.e. rate in effect plus the spread) on the combined CP Funding Facility and the CP Funding Facility

7. BORROWINGS (Continued)

were 3.11% and 2.99%, respectively. For the three and nine months ended September 30, 2010, the average outstanding balances on the combined CP Funding Facility and the CP Funding Facility were $272,558 and $227,838, respectively. For the three and nine months ended September 30, 2010, the interest expense incurred on the combined CP Funding Facility and the CP Funding Facility was $2,404 and $6,185, respectively. Cash paid for interest expense on the combined CP Funding Facility during the nine months ended September 30, 2010 was $5,106.

              For the three and nine months ended September 30, 2009, the average interest rates (i.e., rate in effect plus the spread) for the CP Funding Facility were 3.77% and 3.62%, respectively. For the three and nine months ended September 30, 2009, the average outstanding balances on the CP Funding Facility were $223,345 and $165,172, respectively. For the three and nine months ended September 30, 2009, the interest expense incurred on the CP Funding Facility was $2,151 and $4,632, respectively. Cash paid for interest expense on the CP Funding Facility during the nine months ended September 30, 2009 was $4,349.

              We are required to pay a commitment fee of between 0.50% and 2.00% depending on the usage level on any unused portion of the combined CP Funding Facility. Prior to May 7, 2009, we were required to pay a commitment fee for any unused portion of the CP Funding Facility equal to 0.50% per annum for any unused portion of the CP Funding Facility. Prior to January 22, 2010, we were also required to pay a commitment fee on any unused portion of the CP Funding II Facility of between 0.50% and 2.00% depending on the usage level. For the three and nine months ended September 30, 2010, we incurred commitment fees on the CP Funding Facility together with the CP Funding II Facility of $285 and $1,319, respectively. For the three and nine months ended September 30, 2009, we incurred commitment fees on the CP Funding Facility together with the CP Funding II Facility of $260 and $351, respectively.

Revolving Credit Facility

              In December 2005, we entered into a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), under which, as amended, the lenders agreed to extend credit to the Company. On January 22, 2010, we entered into an agreement to amend and restate the Revolving Credit Facility. The amendment and restatement of the Revolving Credit Facility, among other things, increased the size of the facility from $525,000 to $690,000 (comprised of $615,000 in commitments on a stand-alone basis and an additional $75,000 in commitments contingent upon the closing of the Allied Acquisition), extended the maturity date from December 28, 2010 to January 22, 2013 and modified pricing. The Revolving Credit Facility also includes an "accordion" feature that allows, under certain circumstances, to increase the size of the facility to a maximum of $1,050,000. During the nine months ended September 30, 2010, we exercised this "accordion" feature and increased the size of the facility by $120,000 to bring the total facility size to $810,000. As of September 30, 2010, there was $431,000 outstanding under the Revolving Credit Facility and the Company continues to be in material compliance with all of the limitations and requirements of the Revolving Credit Facility. As of December 31, 2009, there was $474,144 outstanding under the Revolving Credit Facility.

              Prior to January 22, 2010, subject to certain exceptions, pricing on the Revolving Credit Facility was based on LIBOR plus 1.00% or on an "alternate base rate" (which was the highest of a prime rate, the federal funds rate plus 0.50%, or one month LIBOR plus 1.00%). After January 22, 2010, subject to certain exceptions, pricing under the Revolving Credit Facility is based on LIBOR plus an applicable spread of between 2.50% and 4.00% or on the "alternate base rate" plus an applicable spread of between 1.50% and 3.00%, in each case, based on a pricing grid depending upon our credit

7. BORROWINGS (Continued)

rating. As of and for the three months ended September 30, 2010, the effective LIBOR spread under the Revolving Credit Facility was 3.00%. As of September 30, 2010, the one, two, three and six month LIBOR was 0.26%, 0.27%, 0.29% and 0.46%, respectively. As of December 31, 2009, the one, two, three and six month LIBOR was 0.23%, 0.24%, 0.25% and 0.43%, respectively. For the three and nine months ended September 30, 2010, the average interest rate was 4.66% and 4.09%, respectively, the average outstanding balance was $194,570 and $271,637, respectively, and the interest expense incurred was $2,972 and $10,526, respectively. For the three and nine months ended September 30, 2009, the average interest rate was 1.95% and 2.13%, respectively, the average outstanding balance was $328,600 and $414,121, respectively, and the interest expense incurred was $1,605 and $6,617, respectively. Cash paid for interest expense in respect of the revolving credit facility during the nine months ended September 30, 2010 and 2009 was $7,796 and $7,944, respectively.

              Additionally, we are required to pay a commitment fee of 0.50% on any unused portion of the Revolving Credit Facility. For the three and nine months ended September 30, 2010, the commitment fees incurred were $513 and $1,408, respectively. For the three and nine months ended September 30, 2009, the commitment fees incurred was $90 and $133, respectively.

              In connection with the expansion and extension of the Revolving Credit Facility, we paid arrangement fees totaling $15.6 million. With certain exceptions, the Revolving Credit Facility is secured by substantially all of the assets in our portfolio (other than investments held by Ares Capital CP under the combined CP Funding Facility, those held as a part of the Debt Securitization, discussed below and retain other investments). As of September 30, 2010, the Revolving Credit Facility was secured by 300 investments.

              The amount available for borrowing under the Revolving Credit Facility is reduced by any standby letters of credit issued through the Revolving Credit Facility. As of September 30, 2010, the Company had $23,108 in standby letters of credit issued through the Revolving Credit Facility. As of December 31, 2009, the Company had $24,000 in standby letters of credit issued through the Revolving Credit Facility.

Debt Securitization

              In July 2006, through ARCC Commercial Loan Trust 2006, a vehicle serviced by our wholly owned subsidiary, ARCC CLO 2006 LLC ("ARCC CLO"), we completed a $400,000 debt securitization (the "Debt Securitization") and issued approximately $314,000 principal amount of asset-backed notes (including an aggregate amount of up to $50,000 of revolving notes, $27,029 of which was drawn down as of September 30, 2010) (the "CLO Notes") to third parties that are secured by a pool of middle market loans that were purchased or originated by the Company. The CLO Notes are included in our September 30, 2010 consolidated balance sheet. We retained approximately $86,000 of aggregate principal amount of certain BBB and non-rated securities in the Debt Securitization at the time of issuance.

              During the nine months ended September 30, 2010, we repaid $32,613, $21,742 and $42,234 of the Class A-1-A, Class A-1A VFN and Class A-2A Notes, respectively. During the nine months ended September 30, 2009, we repurchased, in several open market transactions, $34,790 of CLO Notes consisting of $14,000 of Class B Notes and $20,790 of Class C Notes for a total purchase price of $8,247. As a result of these purchases, we recognized a $26,543 gain on the extinguishment of debt for the nine months ended September 30, 2009. As of September 30, 2010, we held an aggregate principal amount of $120,790 of CLO Notes (the "Retained Notes"), in total. The CLO Notes mature on December 20, 2019, and, as of September 30, 2010, there was $177,163 outstanding under the Debt

7. BORROWINGS (Continued)

Securitization (excluding the Retained Notes). The blended pricing of the CLO Notes, excluding fees, is approximately 3-month LIBOR plus 35 basis points.

              The classes, amounts, and interest rates (expressed as a spread to LIBOR) of the CLO Notes are as follows:

Class	Amount		LIBOR Spread (basis points)
A-1A	$40,544		25
A-1A VFN	27,029	(1)	28
A-1B	14,000		37
A-2A	30,380		22
A-2B	33,000		35
B	9,000		43
C	23,210		70

Total	$177,163

(1)
Revolving Notes, in an aggregate amount of up to $50,000.

              As of September 30, 2010, there were 44 investments securing the notes. The interest charged under the Debt Securitization is based on 3-month LIBOR, which as of September 30, 2010 was 0.29% and as of December 31, 2009 was 0.25%. For the three and nine months ended September 30, 2010, the effective average interest rates were 0.91% and 0.68%, respectively, the average outstanding balance was $209,996 and $246,364, respectively, and the interest expense incurred was $476 and $1,259, respectively. For the three and nine months ended September 30, 2009, the effective average interest rate was 1.04% and 1.44%, respectively, the average outstanding balance was $278,617 and $285,924, respectively, and the interest expense incurred was $726 and $3,082, respectively.

              For the nine months ended September 30, 2010 and 2009, the cash paid for interest was $1,250 and $3,210, respectively. The Company is also required to pay a commitment fee of 0.175% for any unused portion of the Class A-1A VFN Notes. For the three and nine months ended September 30, 2010, we incurred $7 and $11, respectively, in commitment fees on these notes. There were no commitment fees incurred for the three and nine months ended September 30, 2009 on these notes.

Publicly Issued Unsecured Notes Payable

              As part of the Allied Acquisition, the Company assumed all outstanding debt obligations of Allied Capital, including Allied Capital's publicly issued unsecured notes which consisted of 6.625% Notes due on July 15, 2011 (the "2011 Notes"), 6.000% Notes due on April 1, 2012 (the "2012 Notes") and 6.875% Notes due on April 15, 2047 (the "2047 Notes" and, together with the 2011 Notes and the 2012 Notes, the "Unsecured Notes").

7. BORROWINGS (Continued)

              As of September 30, 2010, the Company had the following outstanding publicly issued Unsecured Notes (see Note 17):

	Outstanding Principal	Carrying Value(1)
2011 Notes	$300,584	$294,333
2012 Notes	161,210	157,523
2047 Notes	230,000	180,750

Total	$691,794	$632,606

(1)
Represents the principal amount of the notes less the unaccreted discount initially recorded as a part of the Allied Acquisition

              The 2011 Notes and 2012 Notes require payment of interest semi-annually, and all principal is due upon maturity. The Company has the option to redeem these notes in whole or in part, together with a redemption premium, as stipulated in the notes.

              The 2047 Notes require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time on or after April 15, 2012, at par and upon the occurrence of certain tax events as stipulated in the notes.

              For the three and nine months ended September 30, 2010, we incurred $11,838 and $23,964 of interest expense in connection with the Unsecured Notes, respectively, and for the nine months ended September 30, 2010, the cash paid for interest on the Unsecured Notes was $25,266.

              The Company may purchase the Unsecured Notes in the market to the extent permitted by the Investment Company Act. During the three months ended September 30, 2010, the Company purchased $14,350 principal amount of the 2011 Notes and $29,400 principal amount of the 2012 Notes. As a result of these transactions, we recognized a realized loss of $1,578 during the three months ended September 30, 2010. During the nine months ended September 30, 2010, the Company purchased $19,350 principal amount of the 2011 Notes and $34,400 principal amount of the 2012 Notes. As a result of these transactions, we recognized a realized loss of $1,961 during the nine months ended September 30, 2010.

              In accordance with ASC 805-10, the initial carrying value of the Unsecured Notes was equal to the fair value as of April 1, 2010 resulting in an initial unaccreted discount from the principal value of the Unsecured Notes of approximately $65.8 million. For the three and nine months ended September 30, 2010, we recorded $2,968 and $5,644 of accretion expense, respectively, related to this discount which was included in "interest and credit facility fees" in the accompanying statement of operations.

8. FAIR VALUE OF FINANCIAL INSTRUMENTS

              Effective January 1, 2008, the Company adopted ASC 825-10 (previously SFAS No. 159, the Fair Value Option for Financial Assets and Liabilities), which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Company has not elected the ASC 8 25-10 option to report selected financial assets and liabilities at

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

fair value. As a result, with the exception of the line items entitled "other assets" and "debt," which are reported at cost, all assets and liabilities approximate fair value on the balance sheet. The carrying value of the line items entitled "interest receivable," "receivable for open trades," "payable for open trades," "accounts payable and accrued expenses," "management and incentive fees payable" and "interest and facility fees payable" approximate fair value due to their short maturity.

              Effective January 1, 2008, the Company adopted ASC 820-10 (previously SFAS No. 157, Fair Value Measurements), which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Company to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

              In addition to using the above inputs in investment valuations, we continue to employ the net asset valuation policy approved by our board of directors that is consistent with ASC 820-10 (see Note 2). Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. Our valuation policy considers the fact that because there is not a readily available market value for most of the investments in our portfolio, the fair value of the investments must typically be determined using unobservable inputs.

              Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses that would be realized based on the valuations currently assigned.

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

              The following table presents fair value measurements of cash and cash equivalents and investments as of September 30, 2010:

		Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$134,362	$134,362	$—	$—
Investments	$4,149,790	$—	$4,586	$4,145,204

              The following tables present changes in investments that use Level 3 inputs for the three and nine months ended September 30, 2010:

For the three months ended September 30, 2010
Balance as of June 30, 2010	$3,790,038
Net realized and unrealized gains (losses)	58,131
Net purchases, sales or redemptions	297,035
Net transfers in and/or out of Level 3	—

Balance as of September 30, 2010	$4,145,204

For the nine months ended September 30, 2010
Balance as of December 31, 2009	$2,166,687
Net realized and unrealized gains (losses)	186,029
Net purchases, sales or redemptions (including investments acquired as part of the Allied Acquisition)	1,792,488
Net transfers in and/or out of Level 3	—

Balance as of September 30, 2010	$4,145,204

              As of September 30, 2010, the net unrealized loss on the investments that use Level 3 inputs was $19,900.

              Following are the carrying and fair values of our debt instruments as of September 30, 2010 and December 31, 2009. For the CP Funding Facility, Revolving Credit Facility and the Debt Securitization, fair value is estimated by discounting remaining payments using applicable current

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

market rates which take into account changes in the Company's marketplace credit ratings. For the Unsecured Notes, fair value is determined by using market prices.

	September 30, 2010		December 31, 2009
	Carrying Value	Fair Value	Carrying Value	Fair Value
CP Funding Facility	$283,374	$283,374	$221,569	$226,000
Revolving Credit Facility	431,000	431,000	474,144	447,000
Debt Securitization	177,163	142,045	273,752	217,000
2011 Notes (principal amount outstanding of $300,584)	294,333	302,260	—	—
2012 Notes (principal amount outstanding of $161,210)	157,523	161,046	—	—
2047 Notes (principal amount outstanding of $230,000)	180,750	205,778	—	—

	$1,524,143	$1,525,503	$969,465	$890,000

9. RELATED PARTY TRANSACTIONS

              In accordance with the investment advisory and management agreement, we bear all costs and expenses of the operation of the Company and reimburse the investment adviser for certain of such costs and expenses incurred in the operation of the Company. For the three and nine months ended September 30, 2010, the investment adviser incurred such expenses totaling $721 and $2,253, respectively. For the three and nine months ended September 30, 2009, the investment adviser incurred such expenses totaling $456 and $1,400, respectively. As of September 30, 2010, there were no unpaid expenses.

              We rent office space directly from a third party pursuant to a lease that expires on February 27, 2011. In addition, we have entered into a sublease agreement with Ares Management whereby Ares Management subleases approximately 25% of our office space for a fixed rent equal to 25% of the basic annual rent payable by us under this lease, plus certain additional costs and expenses. For the three and nine months ended September 30, 2010, such amounts payable to the Company totaled $1,231 and $1,917, respectively. For the three and nine months ended September 30, 2009, such amounts payable to the Company totaled $67 and $201, respectively. As of September 30, 2010, there were no unpaid amounts.

              We recently entered into a new long-term office lease pursuant to which we will lease new office facilities from a third party, and start to pay rent on the new office space in the first quarter of 2011. We also entered into separate subleases with Ares Management and IHAM (as defined in Note 10), pursuant to which Ares Management and IHAM will sublease approximately 15% and 20%, respectively, of the new office space for a fixed rent equal to 15% and 20%, respectively, of the base annual rent payable by us under the new office lease, plus certain additional costs and expenses.

              As of September 30, 2010, Ares Investments LLC, an affiliate of Ares Management (the sole member of our investment adviser) owned 2,859,882 shares of the Company's common stock, representing approximately 1.5% of the total shares outstanding as of September 30, 2010.

              See Notes 3 and 10 for descriptions of other related party transactions.

10. IVY HILL ASSET MANAGEMENT, L.P. AND OTHER MANAGED FUNDS

              In November 2007, we established Ivy Hill Asset Management, L.P. ("IHAM") to serve as a manager for Ivy Hill Middle Market Credit Fund, Ltd. ("Ivy Hill I"), an unconsolidated investment vehicle focusing on investments in middle market loans. From inception until the second quarter of 2009, IHAM's financial results were consolidated with those of the Company. In June 2009, because of a shift in activity from being primarily a manager, with no dedicated employees, of funds in which the Company has invested debt and equity, to a manager with investment professionals dedicated to managing an increasing number of third party funds, we concluded that GAAP requires the financial results of IHAM to be reported as a portfolio company in our schedule of investments rather than as a consolidated subsidiary in the Company's financial results. The Company made an initial equity investment of $3,816 into IHAM in June 2009. As of September 30, 2010, our total investment in IHAM at fair value was $119,976, including an unrealized gain of $23,647. For the three and nine months ended September 30, 2010, the Company received $2,500 and $4,296, respectively, in distributions from IHAM consisting entirely of dividend income.

              IHAM receives a 0.50% management fee on the average total assets of Ivy Hill I as compensation for managing Ivy Hill I. For the three and nine months ended September 30, 2009, the Company earned $17 and $900, respectively, in management fees from IHAM's management of Ivy Hill I prior to IHAM's conversion to a portfolio company in June 2009. Ivy Hill I primarily invests in first and second lien bank debt of middle market companies. Ivy Hill I was initially funded with $404,000 of capital including a $56,000 investment by the Company, consisting of $40,000 of Class B notes and $16,000 of subordinated notes. For the three and nine months ended September 30, 2010, the Company earned $1,723 and $5,208, respectively, in interest income from its investments in Ivy Hill I. For the three and nine months ended September 30, 2009, the Company earned $1,402 and $4,424, respectively, in interest income from its investments in Ivy Hill I.

              Ivy Hill I purchased investments from the Company of $8,000 during the nine months ended September 30, 2010, and may from time to time purchase additional investments from the Company. Any such purchases require approval by third parties unaffiliated with the Company or IHAM. There was no gain or loss recognized by the Company on these transactions.

              In November 2008, the Company established a second middle market credit fund, Ivy Hill Middle Market Credit Fund II, Ltd. ("Ivy Hill II" and, together with Ivy Hill I and Ivy Hill SDF (as defined below), the "Ivy Hill Funds"), which is also managed by IHAM. IHAM receives a 0.50% management fee on the average total assets of Ivy Hill II as compensation for managing this fund. Ivy Hill II primarily invests in second lien and subordinated bank debt of middle market companies. Ivy Hill II was established with an initial commitment of $250,000 of subordinated notes, of which $125,000 has been funded, and may grow over time with leverage. Ivy Hill II purchased $86,500 of investments from the Company during the nine months ended September 30, 2010 and may from time to time purchase additional investments from the Company. Any such purchases require approval by third parties unaffiliated with the Company or IHAM. A loss of $1,218 was recorded on these transactions. For the three and nine months ended September 30, 2009, the Company earned $12 and $365, respectively, in management fees from IHAM's management of Ivy Hill II prior to IHAM's conversion to a portfolio company in June 2009.

              In December 2009, the Company made an incremental cash investment of approximately $33 million in IHAM to facilitate IHAM's acquisition of Allied Capital's management rights in respect of, and interests in, the Allied Capital Senior Debt Fund, L.P. (now referred to as Ivy Hill Senior Debt Fund, L.P. or the "Ivy Hill SDF"). The Ivy Hill SDF currently has approximately $193 million of committed capital invested primarily in first lien loans and, to a lesser extent, second lien loans of

10. IVY HILL ASSET MANAGEMENT, L.P. AND OTHER MANAGED FUNDS (Continued)

middle-market companies. IHAM manages the Ivy Hill SDF and receives fee income and is entitled to potential equity distributions in respect of interests that it acquired in the Ivy Hill SDF.

              In March 2010, the Company made an incremental cash investment of approximately $48 million in IHAM to facilitate IHAM's acquisition of Allied Capital's management rights in respect of, and equity interests in, the Knightsbridge CLO 2007-1, Ltd. and Knightsbridge CLO 2008-1, Ltd. (the "Knightsbridge Funds"). The Knightsbridge Funds have approximately $644 million of committed capital invested primarily in senior debt. IHAM manages the Knightsbridge Funds and receives fee income and is entitled to potential equity distributions in respect of equity interests that it acquired in the Knightsbridge Funds.

              In addition to the Ivy Hill Funds and the Knightsbridge Funds, IHAM also serves as the sub-adviser/sub-manager to four other funds: Colts 2005-1 Ltd., Colts 2005-2 Ltd., Colts 2007-1 Ltd. and Firstlight Funding I, Ltd., which is affiliated with our portfolio company, Firstlight Financial Corporation.

              Beginning in November 2008, IHAM was party to a separate services agreement, referred to herein as the "services agreement," with Ares Capital Management. Pursuant to the services agreement, Ares Capital Management provided IHAM with office facilities, equipment, clerical, bookkeeping and record keeping services, services of investment professionals and others to perform investment advisory, research and related services, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the services agreement, IHAM reimbursed Ares Capital Management for all of the costs associated with such services, including Ares Capital Management's allocable portion of overhead and the cost of its officers and respective staff in performing its obligations under the services agreement. The services agreement was terminated effective June 30, 2010 and replaced with a different services agreement with similar terms between IHAM and our administrator. Prior to IHAM's conversion to a portfolio company in June 2009, for the three and nine months ended September 30, 2009, IHAM incurred such expenses payable to Ares Capital Management of $0 and $538, respectively.

              In October 2009, we completed our acquisition of Allied Capital's subordinated notes in the Senior Secured Loan Program for $165,000. At September 30, 2010, the Company's investment in the Senior Secured Loan Program was $425,500 at fair value, including an unrealized gain of $25,049. The Senior Secured Loan Program was formed in December 2007 to invest in "unitranche" loans (loans that combine both senior and subordinated debt, generally in a first lien position) of middle-market companies and currently has approximately $3.6 billion of total committed capital, approximately $2.0 billion in aggregate principal amount of which is currently funded. At September 30, 2010, the Company's unfunded commitment to the Senior Secured Loan Program was $98 million. The Senior Secured Loan Program is capitalized as transactions are completed. Together with GE Commercial Finance Investment Advisory Services LLC ("GE"), we serve as co-managers of the Senior Secured Loan Program and investments made by the program must be approved by both the Company and GE. Our investment entitles us to a coupon of LIBOR plus 8.0% and also entitles us to receive a portion of the excess cash flow from the loan portfolio, which may result in a return greater than the contractual coupon. The Company is also entitled to certain other sourcing and management fees related to this investment. See Note 5 for additional information on the Company's investment in the Senior Secured Loan Program.

              In addition, we manage an unconsolidated fund, AGILE Fund I, LLC, and our wholly owned subsidiary A.C. Corporation manages three unconsolidated loan funds: Emporia Preferred Funding I, Ltd., Emporia Preferred Funding II, Ltd. and Emporia Preferred Funding III, Ltd. For the three and nine months ended September 30, 2010, the Company earned management fees of $1,349

10. IVY HILL ASSET MANAGEMENT, L.P. AND OTHER MANAGED FUNDS (Continued)

and $3,014, respectively, from these funds. In August 2010, the Company made an incremental cash investment of approximately $8 million in IHAM to facilitate IHAM's acquisition of an equity interest in Emporia Preferred Funding III, Ltd.

11. DERIVATIVE INSTRUMENTS

              In October 2008, we entered into an interest rate swap agreement that ends on December 20, 2010 to mitigate our exposure to adverse fluctuations in interest rates for a total notional amount of $75 million. Under the interest rate swap agreement, we will pay a fixed interest rate of 2.985% and receive a floating rate based on the prevailing three-month LIBOR. As of September 30, 2010 and December 31, 2009, the 3-month LIBOR was 0.29% and 0.25%, respectively. For the three and nine months ended September 30, 2010, we recognized $401 and $1,293, respectively, in unrealized appreciation related to this swap agreement. As of September 30, 2010 and December 31, 2009, this swap agreement had a fair value of $(448) and $(1,741), respectively, which is included in "accounts payable and other liabilities" in the accompanying consolidated balance sheet.

12. STOCKHOLDERS' EQUITY

              The following table summarizes the total shares issued and proceeds we received net of underwriter and offering costs for offerings closed during the nine months ended September 30, 2010 and 2009 (dollar amounts in millions, except per share data):

	Shares issued	Offering price per share	Proceeds net of underwriting and offering costs
February 2010 public offering	22,957,993	$12.75	$277.0

Total for the nine months ended September 30, 2010	22,957,993		$277.0

August 2009 public offering	12,439,908	$9.25	$109.1

Total for the nine months ended September 30, 2009	12,439,908		$109.1

              In connection with the Allied Acquisition, on April 1, 2010, we issued 58,492,537 shares valued at approximately $872.7 million.

13. DIVIDENDS

              The following table summarizes our dividends declared during the nine months ended September 30, 2010 and 2009 (in millions, except per share data):

Date Declared	Record Date	Payment Date	Amount Per Share	Total Amount
August 5, 2010	September 15, 2010	September 30, 2010	$0.35	$67.3
May 10, 2010	June 15, 2010	June 30, 2010	$0.35	$67.1
February 25, 2010	March 15, 2010	March 31, 2010	$0.35	$46.5

Total declared for the nine months ended September 30, 2010			$1.05	$180.9

August 6, 2009	September 15, 2009	September 30, 2009	$0.35	$38.4
May 7, 2009	June 15, 2009	June 30, 2009	$0.35	$34.1
March 2, 2009	March 16, 2009	March 31, 2009	$0.42	$40.8

Total declared for the nine months ended September 30, 2009			$1.12	$113.3

              During the nine months ended September 30, 2009, as part of the Company's dividend reinvestment plan (the "DRIP") for our common stockholders, we purchased 1,500,841 shares of our common stock at an average price of $6.86 per share in the open market in order to satisfy part of the reinvestment aspect of the DRIP. There were no purchases of shares of our common stock by the Company during the nine months ended September 30, 2010.

14. FINANCIAL HIGHLIGHTS

              The following is a schedule of financial highlights for the nine months ended September 30, 2010 and 2009:

	For the nine months ended
Per Share Data:	September 30, 2010	September 30, 2009
Net asset value, beginning of period(1)	$11.44	$11.27
Issuance of common stock	1.15	(0.28)
Effect of antidilution	(0.27)	(0.04)
Net investment income for period(2)	0.90	0.96
Gain on the acquisition of Allied Capital Corporation	1.16	—
Net realized and unrealized gains for period(2)	1.10	0.38

Net increase in stockholders' equity resulting from operations	3.16	1.34
Distributions from net investment income	(1.05)	(1.00)
Distributions from net realized capital gains on securities	—	(0.13)

Total distributions to stockholders	(1.05)	(1.13)

Net asset value at end of period(1)	$14.43	$11.16

Per share market value at end of period	$15.65	$11.02
Total return based on market value(3)	34.14%	91.94%
Total return based on net asset value(4)	24.10%	12.02%
Shares outstanding at end of period	192,566,434	109,592,728
Ratio/Supplemental Data:
Net assets at end of period	$2,778,476	$1,222,591
Ratio of operating expenses to average net assets(5)(6)	10.51%	9.72%
Ratio of net investment income to average net assets(5)(7)	9.24%	11.49%
Portfolio turnover rate(5)	48%	15%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheets.

(2)
Weighted average basic per share data.

(3)
For the nine months ended September 30, 2010, the total return based on market value equals the increase of the ending market value at September 30, 2010 of $15.65 per share over the ending market value at December 31, 2009 of $12.45 per share, plus the declared dividend of $1.05 per share for the nine months ended September 30, 2010, divided by the market value at December 31, 2009. For the nine months ended September 30, 2009, the total return based on market value equals the decrease of the ending market value at September 30, 2009 of $11.02 per share over the ending market value at December 31, 2008 of $6.33 per share, plus the declared dividend of $1.12 per share for the nine months ended September 30, 2009, divided by the market value at December 31, 2008. Total return based on market value is not annualized. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(4)
For the nine months ended September 30, 2010, the total return based on net asset value equals the change in net asset value during the period plus the declared dividends of $1.05 per share for the nine months ended September 30, 2010, divided by the beginning net asset value at January 1, 2010. For the nine months ended September 30, 2009, the total return based on net asset value equals the change in net asset value during the period plus the declared dividend of $1.12 per share for the nine months ended September 30, 2009, divided by the beginning net asset value at

14. FINANCIAL HIGHLIGHTS (Continued)

  January 1, 2009. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan and the issuance of common stock in connection with any equity offerings. Total return based on net asset value is not annualized. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
The ratios reflect an annualized amount.

(6)
For the nine months ended September 30, 2010, the ratio of operating expenses to average net assets consisted of 2.16% of base management fees, 2.48% of incentive management fees, 3.30% of the cost of borrowing and other operating expenses of 2.57%. For the nine months ended September 30, 2009, the ratio of operating expenses to average net assets consisted of 2.72% of base management fees, 2.87% of incentive management fees, 2.25% of the cost of borrowing and other operating expenses of 1.88%. These ratios reflect annualized amounts.

(7)
The ratio of net investment income to average net assets excludes income taxes related to realized gains.

15. ALLIED ACQUISITION

              On October 26, 2009, we entered into a definitive agreement to acquire Allied Capital in an all stock transaction. On April 1, 2010, we completed the Allied Acquisition by acquiring the outstanding shares of Allied Capital in exchange for shares of our common stock in a transaction valued at approximately $908 million as of the closing date. Concurrently with the completion of the Allied Acquisition, we assumed and then repaid in full the $137 million of remaining amounts outstanding on Allied Capital's $250 million senior secured term loan. We also assumed all of Allied Capital's other outstanding debt obligations, including approximately $745 million in principal amount of Allied Capital's Unsecured Notes.

              Under the terms of the transaction, each Allied Capital stockholder received 0.325 shares of our common stock for each share of Allied Capital common stock then owned by such stockholder. In connection with the Allied Acquisition, approximately 58.5 million shares of our common stock (including the effect of outstanding in-the money Allied Capital stock options) were issued to Allied Capital's then-existing stockholders, thereby resulting in our then-existing stockholders owning approximately 69% of the combined company and the then-existing Allied Capital stockholders owning approximately 31% of the combined company.

              The Allied Acquisition was accounted for in accordance with the acquisition method of accounting as detailed in ASC 805-10 (previously SFAS No. 141(R)), Business Combinations. The acquisition method of accounting requires an acquirer to recognize the assets acquired, the liabilities assumed and any noncontrolling interest in the acquired entity based on their fair values as of the date of acquisition. As described in more detail in ASC 805-10, if the total acquisition date fair value of the identifiable net assets acquired exceeds the fair value of the consideration transferred, the excess will be recognized as a gain. Upon completion of our determination of the fair value of Allied Capital's identifiable net assets as of April 1, 2010, the fair value of such net assets exceeded the fair value of the consideration transferred, thereby, resulting in the recognition of a gain. The valuation of the investments acquired as part of the Allied Acquisition was done in accordance with Ares Capital's valuation policy (see Notes 2 and 8).

15. ALLIED ACQUISITION (Continued)

              Following is the allocation of the purchase price to the assets acquired and liabilities assumed as a result of the Allied Acquisition:

Common stock issued	$872,727
Payments to holders of "in-the-money" Allied Capital stock options	35,011 (1)

Total purchase price	$907,738

Assets acquired:
Investments	$1,833,766
Cash and cash equivalents	133,548
Other assets	80,078

Total assets acquired	2,047,392
Debt and other liabilities assumed	(943,778)

Net assets acquired	1,103,614

Gain on acquisition of Allied Capital	(195,876)

$907,738

(1)
Represents cash payment for holders of any "in-the-money" Allied Capital stock options that elected to receive cash.

              The following unaudited pro forma condensed combined financial information does not purport to be indicative of actual financial position or results of our operations had the Allied Acquisition actually been consummated at the beginning of each period presented. Certain one-time charges have been eliminated. For the three and nine months ended September 30, 2010, we recognized $1,438 and $17,761, respectively, in professional fees and other costs related to the Allied Acquisition. The pro forma adjustments reflecting the allocation of the purchase price of Allied Capital and the gain of $195,876 recognized on the Allied Acquisition have been eliminated from all periods presented. The pro forma condensed combined financial information does not reflect the potential impact of possible synergies and does not reflect any impact of additional accretion which would have been recognized on the transaction, except for that which was recorded after the transaction was consummated on April 1, 2010.

	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009
Total investment income	$138,126	$145,511	$380,318	$355,820
Net investment income	$72,670	$50,359	$173,653	$155,479
Net increase in stockholders' equity resulting from operations	$129,827	$33,433	$326,994	$(259,362)
Net increase in stockholders' equity resulting from operations per share	$0.68	$0.21	$1.73	$(1.65)

              Prior to the completion of the Allied Acquisition, but subsequent to October 26, 2009, the date we entered into a definitive agreement to acquire Allied Capital, we purchased $340 million of assets from Allied Capital in arm's length transactions. Additionally, during the same period of time, IHAM purchased $69 million of assets from Allied Capital, also in arm's length transactions.

16. LITIGATION

              On July 29, 2010, the court in In re Allied Capital Corporation Shareholder Litigation, Case No. 322639V (Circuit Court for Montgomery County, Maryland) (the "Maryland action") issued an order approving the settlement and dismissing all claims against Allied Capital, the Company and the other defendants in the Maryland action. On August 3, 2010, the court in Ryan v. Walton, et al., Case No. 1:10-CV-000145-RMC (United States District Court for the District of Columbia) (the "D.C. Federal Court action") dismissed the D.C. Federal Court action. On August 10, 2010, Sandler v. Walton, et al., Case No. 2009 CA 008123 B (Superior Court for the District of Columbia), which was consolidated with Wienecki v. Allied Capital Corporation, et al., Case No. 2009 CA 008541 B (Superior Court for the District of Columbia), was dismissed. All of these actions had been filed by stockholders of Allied Capital challenging the Allied Acquisition and were dismissed in connection with settlements among the plaintiffs, Allied Capital and the Company. The settlements are not, and should not be construed as, an admission of wrongdoing or liability by any defendant. The parties considered it desirable that the actions be settled to avoid the expense, risk, inconvenience and distraction of continued litigation and to fully resolve the settled claims.

              In addition, the Company is party to certain lawsuits in the normal course of business. Furthermore, third parties may try to seek to impose liability on Ares Capital in connection with the activities of its portfolio companies. While the outcome of any such open legal proceedings cannot at this time be predicted with certainty, the Company does not expect these matters will materially affect its financial condition or results of operations.

17. SUBSEQUENT EVENTS

              Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-Q or would be required to be recognized in the Consolidated Financial Statements as of and for the nine months ended September 30, 2010, except as disclosed below.

              On October 21, 2010, we issued $200 million of senior unsecured notes that mature on October 15, 2040 (the "2040 Notes") and may be redeemed in whole or in part at our option at any time on or after October 15, 2015 at a par redemption price of $25 per security plus accrued and unpaid interest. The principal amount of the 2040 Notes will be payable at maturity. Ares Capital used the net proceeds of this offering to repay outstanding indebtedness under the Revolving Credit Facility. The 2040 Notes bear interest at a rate of 7.75% per year payable quarterly commencing on January 15, 2011. Total proceeds from the issuance of the 2040 Notes, net of underwriters' discount and offering costs, were approximately $193 million.

PROSPECTUS

$1,500,000,000

Common Stock
Preferred Stock
Debt Securities
Subscription Rights
Warrants

              Ares Capital Corporation is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, we also make equity investments.

              We are externally managed by Ares Capital Management LLC, an affiliate of Ares Management LLC, a global alternative asset manager and a Securities and Exchange Commission ("SEC") registered investment adviser with approximately $37 billion of total committed capital under management as of June 30, 2010. Ares Operations LLC, an affiliate of Ares Management LLC, provides the administrative services necessary for us to operate.

              Our common stock is traded on The NASDAQ Global Select Market under the symbol "ARCC." On September 30, 2010, the last reported sales price of our common stock on The NASDAQ Global Select Market was $15.65 per share. The net asset value per share of our common stock at June 30, 2010 (the last date prior to the date of this prospectus on which we determined net asset value) was $14.11.

              Investing in our securities involves risks that are described in the "Risk Factors" section beginning on page 25 of this prospectus, including the risk of leverage.

              We may offer, from time to time, in one or more offerings or series, up to $1,500,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, separately or as units comprised of any combination of the foregoing, which we refer to, collectively, as the "securities." The preferred stock, debt securities, subscription rights and warrants offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock less any underwriting commissions or discounts will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the majority of our common stockholders or (c) under such circumstances as the SEC may permit. This prospectus and the accompanying prospectus supplement concisely provide important information about us that you should know before investing in our securities. Please read this prospectus and the accompanying prospectus supplement before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. The SEC also maintains a website at www.sec.gov that contains such information.

              Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

              This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is October 8, 2010.

              You should rely only on the information contained in this prospectus and the accompanying prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus and the accompanying prospectus supplement is accurate only as of the date on the front cover of this prospectus and the accompanying prospectus supplement, as applicable. Our business, financial condition, results of operations and prospects may have changed since that date.

i

ABOUT THIS PROSPECTUS

              This prospectus is part of a registration statement that we have filed with the SEC, using the "shelf" registration process. Under the shelf registration process, we may offer, from time to time, in one or more offerings or series, up to $1,500,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, separately or as units comprised of any combination of the foregoing, on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and the prospectus supplement together with any exhibits and the additional information described under the headings "Available Information" and "Risk Factors" before you make an investment decision.

ii

PROSPECTUS SUMMARY

              This summary highlights some of the information contained elsewhere in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk Factors" and the other information included in this prospectus. Except where the context suggests otherwise, the terms "we," "us," "our," "the Company" and "Ares Capital" refer to Ares Capital Corporation and its consolidated subsidiaries; "Ares Capital Management" or "the investment adviser" refers to Ares Capital Management LLC; "Ares Operations" refers to Ares Operations LLC; and "Ares" refers to Ares Partners Management Company LLC ("APMC") and its affiliated companies (other than portfolio companies of its affiliated funds), including Ares Management LLC, which we refer to separately as "Ares Management."

              As described in more detail below, we consummated the acquisition (the "Allied Acquisition") of Allied Capital Corporation ("Allied Capital") on April 1, 2010. Other than as set forth in the pro forma financial information or otherwise specifically set forth herein, financial information presented herein for and as of periods ending on or prior to March 31, 2010 does not include any information in respect of Allied Capital. In addition, other than as set forth in the pro forma financial information or otherwise specifically set forth herein, financial information for the six months ended June 30, 2010, including, without limitation, with respect to the Company's consolidated statements of operations, stockholders' equity and cash flows, only includes results attributable to Allied Capital for the period beginning April 1, 2010.

 THE COMPANY

              Ares Capital, a Maryland corporation, is a specialty finance company that is a closed-end, non-diversified management investment company. We have elected to be regulated as a business development company, or a "BDC," under the Investment Company Act of 1940, or the "Investment Company Act." We were founded on April 16, 2004, were initially funded on June 23, 2004 and completed our initial public offering on October 8, 2004. We are one of the largest BDCs with approximately $12 billion of total committed capital under management as of June 30, 2010, including available debt capacity (subject to leverage restrictions), funds co-managed by us and funds managed or sub-managed by our wholly owned portfolio company, Ivy Hill Asset Management, L.P. ("IHAM").

              Ares Capital's investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in U.S. middle market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. However, we may from time to time invest in larger companies. In this prospectus, we generally use the term "middle market" to refer to companies with annual EBITDA between $10 million and $250 million. As used herein, EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

              On April 1, 2010, we consummated the Allied Acquisition in an all stock merger whereby each existing share of common stock of Allied Capital was exchanged for 0.325 shares of our common stock. The Allied Acquisition was valued at approximately $908 million as of April 1, 2010. In connection therewith, we issued approximately 58.5 million shares of our common stock to Allied Capital's then-existing stockholders, thereby resulting in our then-existing stockholders owning approximately 69% of the combined company and the then-existing Allied Capital stockholders owning approximately 31% of the combined company. See "Risk Factors—Risks Relating to Our Business—We may be unable to realize the benefits anticipated by the Allied Acquisition, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits" for a description of the risks that the Company may face as a result of the Allied Acquisition.

              We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt is subordinated to senior loans and is generally unsecured. Our investments have ranged between $20 million and $200 million each, although the investment sizes may be more or less than the targeted range. Our investment sizes are expected to grow with our capital availability.

              To a lesser extent, we also make equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent loan investment). However, we may increase the size or nature of these investments. Also, as a result of the Allied Acquisition, Allied Capital's equity investments, including equity investments larger than those we have historically made and controlled portfolio company equity investments, became part of our portfolio. We intend to actively seek opportunities over time to dispose of certain of these investments and rotate them into higher-yielding first and second lien senior loans and mezzanine debt investments. However, there can be no assurance that this strategy will be successful. For risks relating to these investments, see "Risk Factors—Risks Relating to Our Investments—Investments in equity securities involve a substantial degree of risk."

              The proportion of these investments will change over time given our views on, among other things, the economic and credit environment we are operating in. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may syndicate a portion of such amount to third parties, such that we make a smaller investment than what was reflected in our original commitment.

              The first and second lien senior loans generally have stated terms of three to 10 years and the mezzanine debt investments generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, we may invest in securities with any maturity or duration. The debt that we invest in typically is not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB-" by Fitch Ratings or lower than "BBB-" by Standard & Poor's). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

              We believe that our investment adviser, Ares Capital Management, is able to leverage Ares' current investment platform, resources and existing relationships with financial sponsors, financial institutions, hedge funds and other investment firms to provide us with attractive investments. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for more than 12 years and its senior principals have an average of over 20 years experience investing in senior loans, high yield bonds, mezzanine debt and private equity securities. The Company has access to the Ares staff of approximately 140 investment professionals and approximately 190 administrative professionals employed by Ares who provide assistance in accounting, legal, compliance, operations, technology and investor relations.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in opportunistic investments of non-eligible portfolio companies. Specifically, as part of this 30% basket, we may invest in debt of middle market companies located outside of the United States, in investment funds that are operating pursuant to certain exceptions to the Investment Company Act, in advisers to similar investment funds and in debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the Investment Company Act. We expect that these public companies generally will have debt that may be non-investment grade. From time to time we may also invest in high yield bonds, which, depending on the issuer, may or may not be included in this 30% basket.

              We and GE Commercial Finance Investment Advisory Services LLC also co-manage an unconsolidated senior debt fund: the Senior Secured Loan Fund LLC (formerly known as the Unitranche Fund LLC), or the "Senior Secured Loan Fund."

              We also manage an unconsolidated fund, AGILE Fund I, LLC (the "AGILE Fund"), and our wholly owned subsidiary A.C. Corporation manages three unconsolidated loan funds: Emporia Preferred Funding I, Ltd., Emporia Preferred Funding II, Ltd. and Emporia Preferred Funding III, Ltd. (collectively, the "Emporia Funds").

              In addition, we have made investments in our portfolio company, IHAM, which manages five unconsolidated senior debt funds, Ivy Hill Middle Market Credit Fund, Ltd. ("Ivy Hill I"), Ivy Hill Middle Market Credit Fund II, Ltd. ("Ivy Hill II"), Ivy Hill Senior Debt Fund, L.P. and related vehicles ("Ivy Hill SDF" and, together with Ivy Hill I and Ivy Hill II, the "Ivy Hill Funds"), and Knightsbridge CLO 2007-1, Ltd. and Knightsbridge CLO 2008-1, Ltd. (the "Knightsbridge Funds"), and serves as the sub-adviser/sub-manager for four others: CoLTS 2005-1 Ltd., CoLTS 2005-2 Ltd. and CoLTS 2007-1 Ltd., or collectively, the "CoLTS Funds," and FirstLight Funding I, Ltd., or "FirstLight." As of June 30, 2010, IHAM had total committed capital under management of over $2.9 billion, which includes approximately $0.3 billion of capital committed by Ares Capital.

About Ares

              Founded in 1997, Ares is a global alternative asset manager and SEC registered investment adviser with approximately $37 billion of total committed capital under management and over 330 employees as of June 30, 2010.

              Ares specializes in originating and managing assets in both the leveraged finance and private equity markets. Ares' leveraged finance activities include the origination, acquisition and management of senior loans, high yield bonds, mezzanine debt and special situation investments. Ares' private equity activities focus on providing flexible, junior capital to middle market companies. Ares has the ability to invest across a capital structure, from senior floating rate debt to common equity. This flexibility, combined with Ares' "buy and hold" philosophy, enables Ares to structure an investment to meet the specific needs of a company rather than the less flexible demands of the public markets.

              Ares is comprised of the following groups:

  •
  Private Debt Group. The Ares Private Debt Group manages the assets of Ares Capital, Ares Credit Strategies Fund II, L.P. and Ares' private debt middle market financing business in Europe, Ares Capital Europe ("ACE"), which together had approximately $13 billion of committed capital under management as of June 30, 2010. The Private Debt Group focuses primarily on non-syndicated first and second lien senior loans and mezzanine debt, which in some cases may include an equity component. The Private Debt Group also makes equity investments in private middle market companies, usually in conjunction with loans.

  •
  Capital Markets Group. The Ares Capital Markets Group manages approximately $18 billion of committed capital as of June 30, 2010 through a variety of funds and investment vehicles, focusing primarily on syndicated senior secured loans, high yield bonds, distressed debt, other liquid fixed income investments and other publicly traded debt securities.

  •
  Private Equity Group. The Ares Private Equity Group manages approximately $6 billion of committed capital as of June 30, 2010, primarily through Ares Corporate Opportunities Fund L.P., Ares Corporate Opportunities Fund II, L.P. and Ares Corporate Opportunities Fund III, L.P. (collectively referred to as "ACOF"). ACOF generally makes private equity investments in amounts substantially larger than the private equity investments anticipated to be made by the Company. In particular, the Private Equity Group generally focuses on control-oriented equity investments in under-capitalized companies or companies with capital structure issues.

              Ares' senior principals have been working together as a group for many years and have an average of over 20 years of experience in leveraged finance, private equity, distressed debt, investment banking and capital markets. They are backed by a large team of highly disciplined professionals. Ares' rigorous investment approach is based upon an intensive, independent financial analysis, with a focus on preservation of capital, diversification and active portfolio management. These fundamentals underlie Ares' investment strategy and have resulted in large pension funds, banks, insurance companies, endowments and high net worth individuals investing in Ares' funds.

Ares Capital Management

              Ares Capital Management, our investment adviser, is served by a dedicated origination and transaction development team of approximately 65 investment professionals led by the senior partners of Ares Capital Management: Michael Arougheti, Eric Beckman, Kipp deVeer, Mitchell Goldstein and Michael Smith. Ares Capital Management leverages off of Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of Ares' investment professionals. Ares funds currently hold over 1,000 investments in over 30 different industries. Ares Capital Management's investment committee has nine members, including the senior partners of Ares Capital Management and certain Senior Partners of Ares' Capital Markets Group, Private Equity Group and the Managing Director of ACE.

MARKET OPPORTUNITY

              We believe there are opportunities for us to invest in middle market companies for the following reasons:

  •
  We believe that the dislocation in the credit markets in recent years has resulted in reduced competition, a widening of interest spreads, increased fees and generally more conservative capital structures and deal terms. Although secondary loan prices have rebounded from historic lows, attractive opportunities to purchase debt in the secondary market continue to exist in certain situations.

  •
  We believe that many senior lenders have, in recent years, de-emphasized their service and product offerings to middle market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, commercial and investment banks are severely limited in their ability to underwrite new financings as they seek to replenish their capital bases and reduce leverage, resulting in opportunities for alternative funding sources.

  •
  We believe there is increased demand among private middle market companies for primary capital. Many middle market firms have faced increased difficulty raising debt in the capital markets, as commercial and investment banks are capital-constrained and largely unable to underwrite and syndicate bank loans and high yield securities, particularly for middle market issuers.

  •
  We believe there is a large pool of uninvested private equity capital for middle market companies. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources.

  •
  We believe that as of the date of this prospectus, the recent economic downturn has resulted (and will continue to result) in defaults and covenant breaches by middle market companies, which will require new junior capital to shore up liquidity or provide new capital through restructuring.

  •
  A high volume of senior secured and high yield debt was originated in the calendar years 2004 through 2007 and will come due in the near term and, accordingly, we believe that new financing opportunities will increase as many leveraged companies seek to refinance in the near term.

COMPETITIVE ADVANTAGES

              We believe that we have the following competitive advantages over other capital providers to middle market companies:

Existing Investment Platform

              As of June 30, 2010, Ares managed approximately $37 billion of total committed capital under management in the related asset classes of non-syndicated first and second lien senior loans, syndicated loans, high yield bonds, mezzanine debt and private equity. We believe Ares' current investment platform provides a competitive advantage in terms of access to origination and marketing activities and diligence for Ares Capital. Specifically, the Ares platform provides the Company an advantage through its deal flow generation and investment evaluation process. Ares' asset management platform also provides additional market information, company knowledge and industry insight that benefit the investment and due diligence process. Ares' professionals maintain extensive financial sponsor and intermediary relationships, which provide valuable insight and access to transactions and information.

Seasoned Management Team

              Ares' senior professionals have an average of over 20 years of experience in leveraged finance, including substantial experience in investing in leveraged loans, high yield bonds, mezzanine debt, distressed debt and private equity securities. Ares Capital Management's investment professionals and members of its investment committee also have significant experience investing across market cycles. As a result of Ares' extensive investment experience and the history of its seasoned management team, Ares has developed a strong reputation across U.S. and European capital markets. We believe that Ares' long history in the leveraged loan market and the extensive experience of the principals investing across market cycles provides Ares Capital Management with a competitive advantage in identifying, investing in, and managing a portfolio of investments in middle market companies.

Experience and Focus on Middle Market Companies

              Ares has historically focused on investments in middle market companies and we benefit from this experience. In sourcing and analyzing deals, our investment adviser uses Ares' extensive network of relationships with intermediaries focused on middle market companies, including management teams, members of the investment banking community, private equity groups and other investment firms with whom Ares has long relationships. We believe this network enables us to attract well-positioned prospective portfolio company investments. Our investment adviser works closely with the Ares investment professionals, who oversee a portfolio of investments in over 1,000 companies and provide access to an extensive network of relationships and insights into industry trends and the state of the capital markets.

Disciplined Investment Philosophy

              In making its investment decisions, our investment adviser has adopted Ares' long-standing, consistent credit-based investment approach that was developed over 19 years ago by its founders. Specifically, Ares Capital Management's investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment, financial markets and company-specific research and analysis. Its investment approach emphasizes capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, Ares Capital Management's approach seeks to reduce risk in investments by focusing on:

  •
  businesses with strong franchises and sustainable competitive advantages;

  •
  industries with positive long-term dynamics;

  •
  cash flows that are dependable and predictable;

  •
  management teams with demonstrated track records and economic incentives;

  •
  rates of return commensurate with the perceived risks; and

  •
  securities or investments that are structured with protective terms and covenants.

Extensive Industry Focus

              We concentrate our investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals have had extensive investment experience. Since its inception in 1997, Ares investment professionals have invested in over 30 different industries. Ares investment professionals have developed long-term relationships with management teams and management consultants in these industries and have accumulated substantial information and identified potential trends within these industries. The experience of Ares' investment professionals investing across these industries throughout various stages of the economic cycle provides our investment adviser with access to market insights and investment opportunities.

Flexible Transaction Structuring

              We are flexible in structuring investments, including the types of securities in which we invest and the terms associated with such investments. Our investment adviser and its affiliates have extensive experience investing in a wide variety of securities for leveraged companies with a diverse set of terms and conditions. We believe this approach and experience enables our investment adviser to identify attractive investment opportunities throughout economic cycles and across a company's capital structure so we can make investments consistent with our stated investment objective and preserve principal while seeking appropriate risk adjusted returns. In addition, we have the ability to provide "one stop" financing with the ability to invest capital across the balance sheet and hold and syndicate larger investments than many of our competitors. The ability to underwrite, syndicate and hold larger investments benefits our stockholders by (a) potentially increasing net income and earnings through syndication, (b) increasing originated deal flow flexibility, (c) broadening market relationships and deal flow, (d) allowing us to optimize our portfolio composition and (e) allowing us to provide capital to middle market companies, which we believe currently have limited access to capital from traditional lending sources. We believe that the ability to provide capital at every level provides a strong value proposition to middle market borrowers and our senior debt capabilities provide superior deal origination and relative value analysis capabilities compared to traditional "mezzanine only" lenders.

Broad Origination Strategy

              Our investment adviser focuses on self-originating most of our investments by identifying a broad array of investment opportunities across multiple channels. It also leverages off of the extensive relationships of the broader Ares platform, including relationships with the companies in the funds managed by IHAM, to identify investment opportunities. We believe that this allows for asset selectivity and that there is a significant relationship between proprietary deal origination and credit performance. We believe that our focus on generating proprietary deal flow and lead investing also gives us greater control over capital structure, deal terms, pricing and documentation and provides us with the ability to actively manage our investments. Moreover, by leading the investment process, our investment adviser is often able to secure controlling positions in credit tranches, thereby providing additional control in investment outcomes. Our investment adviser also has originated substantial proprietary deal flow from middle market intermediaries, which often allows us to act as the sole or principal source of institutional capital to the borrower.

OPERATING AND REGULATORY STRUCTURE

              Our investment activities are managed by Ares Capital Management and supervised by our board of directors, a majority of whom are independent of Ares and its affiliates. Ares Capital Management is an investment adviser that is registered under the Investment Advisers Act of 1940, or the "Advisers Act." Under our amended and restated investment advisory and management agreement, referred to herein as our "investment advisory and management agreement," we have agreed to pay Ares Capital Management an annual base management fee based on our total assets, as defined under the Investment Company Act (other than cash and cash equivalents but including assets purchased with borrowed funds), and an incentive fee based on our performance. See "Management—Investment Advisory and Management Agreement."

              As a BDC, we are required to comply with certain regulatory requirements. While we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. See "Regulation." We have elected to be treated for U.S. federal income tax purposes as a regulated investment company, or a "RIC," under Subchapter M of the Internal Revenue Code of 1986, or the "Code." See "Certain Material U.S. Federal Income Tax Considerations."

MARKET CONDITIONS

              Due to volatility in global markets, the availability of capital and access to capital markets has been limited over the last two years. We have responded to constraints on raising new capital by pursuing other avenues of liquidity and growth, such as adjusting the pace of our investments, becoming more selective in evaluating investment opportunities, pursuing asset sales, developing our third-party asset management capabilities and/or reinvesting the proceeds from sales of lower yielding investments into higher yielding investments. We also intend to continue pursuing opportunities to manage third-party funds. As the global liquidity situation and market conditions evolve, we will continue to monitor and adjust our approach to funding accordingly. However, given the unprecedented nature of the volatility in the global markets, there can be no assurances that these activities will be successful. While levels of market disruption and volatility have improved, there can be no assurance that they will not worsen. If they do, we could face materially higher financing costs. Consequently, our operating strategy could be materially and adversely affected.

              Consistent with the volatile market conditions of the general economy, during 2008 and much of 2009, the stocks of BDCs as an industry traded at near historic lows as a result of concerns over liquidity, credit quality, leverage restrictions and distribution requirements. As a result of this market volatility, several of our peers are no longer active in the market and are winding down their investments, have defaulted on their indebtedness and/or have decreased their distributions to stockholders. While market conditions have improved, we cannot assure you that the market pressures we face will not have a material adverse effect on our business, financial condition and results of operations.

              See "Risk Factors—Risks Relating to Our Business—Capital markets have recently been in a period of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States, which has had, and may in the future have, a negative impact on our business and operations."

ACQUISITION OPPORTUNITIES

              We believe that the dislocation in the credit markets has created compelling risk adjusted returns in both the primary and secondary markets. Further, the current dislocation and illiquidity in the credit markets has also increased the likelihood of further consolidation in our industry. To that end, over the past 12-18 months we and our portfolio company IHAM have evaluated (and expect to continue to evaluate in the future) a number of potential strategic acquisition opportunities, including acquisitions of:

  •
  asset portfolios;

  •
  contracts to manage collateralized loan obligation, or "CLO," vehicles and other investment vehicles;

  •
  other private and public finance companies or asset managers; and

  •
  selected secondary market assets.

              For example, in June 2009 our portfolio company IHAM completed the acquisition of contracts to sub-manage approximately $770 million of middle market loan assets in three CLO vehicles managed by affiliates of Wells Fargo & Company. IHAM also acquired certain equity interests in these three CLOs. On October 30, 2009, we completed our acquisition of Allied Capital's interests in the Senior Secured Loan Fund for $165 million in cash and on December 29, 2009, we made an incremental investment in IHAM to facilitate its acquisition of Allied Capital's management rights in respect of, and interests in, Ivy Hill SDF for approximately $33 million in cash. On March 24, 2010, we made an incremental investment in IHAM to facilitate its acquisition of Allied Capital's management rights in respect of, and a portion of its interests in, the Knightsbridge Funds. We also acquired interests in the Knightsbridge Funds. Finally, on April 1, 2010, we consummated the Allied Acquisition, becoming the largest business development company measured by market capitalization and total portfolio companies under management as of June 30, 2010. For further discussion on these transactions, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Allied Acquisition" and "Business—Investments."

              We and our portfolio company IHAM have been and from time to time engage in discussions with counterparties in respect of various potential strategic acquisition and investment transactions, including potential acquisitions of other finance companies. Some of these transactions could be material to our business and, if consummated, could be difficult to integrate, result in increased leverage or dilution and/or subject us to unexpected liabilities. However, none of these discussions has progressed to the point where the consummation of any such transaction could be deemed to be probable or reasonably certain as of the date of this prospectus. Consummation of any such transaction will be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors (after having determined that such transaction is in the best interest of our stockholders), any required third party consents and, in certain cases, the approval of our stockholders. We cannot predict how quickly the terms of any such transaction could be finalized, if at all. Accordingly, there can be no assurance that definitive documentation for any such transaction would be executed or even if executed, that any such transaction will be consummated. In connection with evaluating potential strategic acquisition and investment transactions, we have, and may in the future, incur significant expenses for the evaluation and due diligence investigation of these potential transactions.

LIQUIDITY

              We are party to a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility") that provides for up to $810.0 million (and, to the extent we fully exercise the "accordion" feature of this facility, $1.05 billion) of borrowings. The Revolving Credit Facility expires on January 22, 2013.

              In addition, our wholly owned subsidiary Ares Capital CP Funding LLC ("Ares Capital CP") is party to a revolving facility (as amended, the "CP Funding Facility"), which, as amended, currently provides for up to $400.0 million of borrowings. The CP Funding Facility expires on January 22, 2013 (with two one year extension options, subject to mutual consent).

              We use the term "Facilities" to refer to the Revolving Credit Facility and the CP Funding Facility.

              In July 2006, through ARCC Commercial Loan Trust 2006 ("ARCC CLO"), we completed a $400.0 million debt securitization referred to herein as the "Debt Securitization" and issued approximately $314.0 million principal amount of asset-backed notes (including $50.0 million revolving notes, $27.0 million of which were drawn down as of September 30, 2010), which we refer to as the "CLO Notes," to third parties that are secured by a pool of middle market loans that were purchased or originated by the Company. We serve as the servicer to ARCC CLO. The CLO Notes mature on December 20, 2019.

              On April 1, 2010, as part of the Allied Acquisition, we assumed all of Allied Capital's outstanding debt obligations, including Allied Capital's publicly issued unsecured notes: the 6.625% Notes due on July 15, 2011 (the "2011 Notes"), the 6.000% Notes due on April 1, 2012 (the "2012 Notes") and the 6.875% Notes due on April 15, 2047 (the "2047 Notes" and, together with the 2011 Notes and the 2012 Notes, the "Unsecured Notes").

              As of September 30, 2010, we had $431.0 million outstanding under the Revolving Credit Facility and $283.4 million outstanding under the CP Funding Facility. As of September 30, 2010, we also had outstanding $177.2 million of CLO Notes that mature on December 20, 2019 and had outstanding $632.6 million (principal amount of $691.8 million) of Unsecured Notes as follows: $294.3 million (principal amount of $300.6 million) of 2011 Notes, $157.5 million (principal amount of $161.2 million) of 2012 Notes and $180.7 million (principal amount of $230.0 million) of 2047 Notes. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources."

RISK FACTORS

              Investing in Ares Capital involves risks. The following is a summary of certain risks that you should carefully consider before investing in our securities. In addition, see "Risk Factors" beginning on page 25 for a more detailed discussion of the factors you should carefully consider before deciding to invest in our securities.

Risks Relating to Our Business

  •
  Capital markets have recently been in a period of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the

    United States, which has had, and may in the future have, a negative impact on our business and operations.

  •
  A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

  •
  We are dependent upon Ares Capital Management's key personnel for our future success and upon their access to Ares' investment professionals.

  •
  Our financial condition and results of operations depend on our ability to manage future growth effectively.

  •
  We may be unable to realize the benefits anticipated by the Allied Acquisition, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits.

  •
  Our ability to grow depends on our ability to raise capital.

  •
  Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

  •
  We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us.

  •
  In addition to regulatory requirements that restrict our ability to raise capital, the Facilities, the CLO Notes and the Unsecured Notes contain various covenants which, if not complied with, could accelerate repayment under the Facilities, the CLO Notes and the Unsecured Notes, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

  •
  Our credit ratings may change and as a result the cost and flexibility under our debt instruments may change.

  •
  We operate in a highly competitive market for investment opportunities.

  •
  We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC.

  •
  We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.

  •
  We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

  •
  We are exposed to risks associated with changes in interest rates.

  •
  Many of our portfolio investments are not publicly traded and, as a result, there is uncertainty as to the value of our portfolio investments.

  •
  The lack of liquidity in our investments may adversely affect our business.

  •
  We may experience fluctuations in our quarterly results.

  •
  There are significant potential conflicts of interest that could impact our investment returns.

  •
  Changes in laws or regulations governing our operations or the operations of our portfolio companies, changes in the interpretation thereof or newly enacted legislation and regulations, such as the Dodd-Frank Act, and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

  •
  Our investment adviser's liability is limited under the investment advisory and management agreement, and we are required to indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

  •
  We may be obligated to pay our investment adviser incentive compensation even if we incur a loss.

  •
  We may not replicate Ares' historical success and our ability to enter into transactions with Ares and our other affiliates is restricted.

Risks Relating to Our Investments

  •
  Price declines and illiquidity in the corporate debt markets have adversely affected, and may in the future adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

  •
  Economic recessions or downturns could impair our portfolio companies and harm our operating results.

  •
  Investments in privately held middle market companies involve significant risks.

  •
  Our debt investments may be risky, and we could lose all or part of our investment.

  •
  Investments in equity securities involve a substantial degree of risk.

  •
  There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

  •
  Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

  •
  When we are a debt or minority equity investor in a portfolio company, we may not be in a position to exert influence on the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

  •
  Our portfolio companies may be highly leveraged.

  •
  Our investment adviser's incentive fee may induce Ares Capital Management to make certain investments, including speculative investments.

  •
  Our investments in foreign debt may involve significant risks in addition to the risks inherent in U.S. investments. We may expose ourselves to risks if we engage in hedging transactions.

  •
  We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on first and second lien loans and mezzanine debt.

  •
  The Allied Acquisition may have triggered certain "change of control" provisions and other restrictions in certain of our and Allied Capital's contracts and the failure to obtain any required consents or waivers could adversely impact us.

Risks Relating to Offerings Pursuant to this Prospectus

  •
  Our shares of common stock have traded at a discount from net asset value and may do so again in the future, which could limit our ability to raise additional equity capital.

  •
  There is a risk that investors in our equity securities may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.

  •
  Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

  •
  Investing in our securities may involve an above average degree of risk.

  •
  The market price of our common stock may fluctuate significantly.

  •
  The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock.

  •
  Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

  •
  Investors in offerings of our common stock will likely incur immediate dilution upon the closing of such offering.

  •
  Our stockholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

  •
  Our stockholders may receive shares of our common stock as dividends, which could result in adverse tax consequences to stockholders.

  •
  Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

  •
  The trading market or market value of our publicly issued debt securities may fluctuate.

  •
  Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

  •
  Our credit ratings may not reflect all risks of an investment in our debt securities.

OUR CORPORATE INFORMATION

              Our administrative offices are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, telephone number (310) 201-4200, and our executive offices are located at 280 Park Avenue, 22nd Floor, Building East, New York, New York 10017, telephone number (212) 750-7300.

OFFERINGS

              We may offer, from time to time, in one or more offerings or series, up to $1,500,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our common stock at the time of an offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the majority of our common stockholders or (c) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus."

              At our 2010 Annual Stockholders Meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock, at a price below the then current net asset value per share during a period beginning on June 7, 2010 and expiring on the earlier of the one-year anniversary of the date of the 2010 Annual Stockholders Meeting and the date of our 2011 Annual Stockholders Meeting, which is expected to be held in May 2011.

              We may offer our securities directly to one or more purchasers, including existing stockholders in a rights offering, through agents that we designate from time to time or to or through underwriters or dealers. The prospectus supplement relating to each offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

              Set forth below is additional information regarding offerings of our securities:

Use of proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which includes, among other things, (a) investing in portfolio companies in accordance with our investment objective and strategies and market conditions and (b) repaying indebtedness. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See "Use of Proceeds."
Distributions

We intend to distribute quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, will be determined by our board of directors. For more information, see "Price Range of Common Stock and Distributions."

Taxation

We have elected to be treated for U.S. federal income tax purposes as a RIC. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any income and gain that we distribute to our stockholders as dividends on a timely basis. Among other things, in order to maintain our RIC status, we must meet specified income source and asset diversification requirements and distribute annually generally an amount equal to at least 90% of our investment company taxable income, out of assets legally available for distribution. See "Risk Factors—Risks Relating to Our Business—We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC" and "Price Range of Common Stock and Distributions."

Dividend reinvestment plan

We have a dividend reinvestment plan for our stockholders. This is an "opt out" dividend reinvestment plan. As a result, if we declare a cash dividend, then stockholders' dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash. Stockholders whose cash dividends are reinvested in additional shares of our common stock will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. See "Dividend Reinvestment Plan."

The NASDAQ Global Select Market symbol	"ARCC"
Anti-takeover provisions

Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See "Description of Our Capital Stock."

Leverage

We borrow funds to make additional investments. We use this practice, which is known as "leverage," to attempt to increase returns to our common stockholders, but it involves significant risks. See "Risk Factors," "Senior Securities" and "Regulation—Indebtedness and Senior Securities." With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the Investment Company Act, equals at least 200% after such borrowing. The amount of leverage that we employ at any particular time will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing.

Management arrangements

Ares Capital Management serves as our investment adviser. Ares Operations serves as our administrator. For a description of Ares Capital Management, Ares Operations, Ares and our contractual arrangements with these companies, see "Management—Investment Advisory and Management Agreement," and "—Administration Agreement."

Available information

We are required to file periodic reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. The SEC also maintains a website at www.sec.gov that contains this information.

FEES AND EXPENSES

              The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly, based on the assumptions set forth below. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid or to be paid by "you," "us," "the Company" or "Ares Capital," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Ares Capital.

Stockholder transaction expenses (as a percentage of offering price):
Sales load paid by us	—	(1)
Offering expenses borne by us	—	(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses paid by us	—	(4)

Estimated annual expenses (as a percentage of consolidated net assets attributable to common stock)(5):
Management fees	3.09%	(6)
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income, subject to certain limitations)	2.36%	(7)
Interest payments on borrowed funds	3.23%	(8)
Other expenses	2.36%	(9)
Acquired fund fees and expenses	0.00%	(10)

Total annual expenses (estimated)	11.04%	(11)

(1)
In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load (underwriting discount or commission). Purchases of shares of our common stock on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include any sales load that stockholders may have paid in connection with their purchase of shares of our common stock.

(2)
The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)
The expenses of the dividend reinvestment plan are included in "other expenses."

(4)
The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)
"Consolidated net assets attributable to common stock" equals our average net assets for the six months ending June 30, 2010. Because the Allied Acquisition was consummated on April 1, 2010 and because we calculate consolidated net assets attributable to common stock as a monthly average based on the period from January 1, 2010 to June 30, 2010, the consolidated net assets attributable to common stock used to calculate the amounts shown in this table are significantly lower than our net assets as of June 30, 2010.

(6)
Our management fee is currently 1.5% of our total assets other than cash and cash equivalents (which includes assets purchased with borrowed amounts). For the purposes of this table, we have assumed that we maintain no cash or cash equivalents. The 3.09% reflected on the table is calculated on our average net assets (rather than our total assets). See "Management—Investment Advisory and Management Agreement."

(7)
This item represents our investment adviser's incentive fees based on annualizing actual amounts earned on our pre-incentive fee net income for the six months ended June 30, 2010 and assumes that the incentive fees earned at the end of the 2010 calendar year will be based on the actual realized capital gains as of June 30, 2010, computed net of realized capital losses and unrealized capital depreciation. It also assumes that this fee will remain constant although it is based on Ares Capital's performance and will not be paid unless Ares Capital achieves certain goals. We expect to invest or otherwise utilize all of the net proceeds from securities registered under the registration statement of which this prospectus is a part pursuant to a particular prospectus supplement within three months of the date of the offering pursuant to such prospectus supplement and may have capital gains and interest income that could result in the payment of an incentive fee to our investment adviser in the first year after completion of offerings pursuant to this prospectus. Since our inception, the average quarterly incentive fee payable to our investment adviser has been approximately 0.63% of our weighted net assets (2.51% on an annualized basis). For more detailed information about incentive fees previously incurred by us, please see Note 3 to our consolidated financial statements for the period ended June 30, 2010.

The incentive fee consists of two parts:

The first, payable quarterly in arrears, equals 20% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 2.00% quarterly (8% annualized) hurdle rate and a "catch-up" provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.00% but then receives, as a "catch-up," 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.50%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.50% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply.

The second part, payable annually in arrears, equals 20% of our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

We will defer cash payment of any incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 8.0% of our net assets at the beginning of such period. These calculations will be adjusted for any share issuances or repurchases.

See "Management—Investment Advisory and Management Agreement."

(8)
"Interest payments on borrowed funds" represents an estimate of our annualized interest expense based on actual interest and credit facility expenses incurred for the six months ended June 30, 2010. During the six months ended June 30, 2010, our average borrowings were $1,512.5 million and cash paid for interest expense was $20.3 million. We had outstanding borrowings of $1,307.8 million (with a carrying value of $1,244.9 million) at June 30, 2010. This item is based on our assumption that our borrowings and interest costs after an offering will remain similar to those prior to such offering. The prospectus supplement related to the offering of any debt securities pursuant to this prospectus will calculate this item based on the effects of our borrowings and interest costs after the issuance of such debt securities. The amount of leverage that we employ at any particular time will depend on, among other things, our board of directors' and our investment adviser's assessment of market and other factors at the time of any proposed borrowing. See "Risk Factors—Risks Relating to Our Business—We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us."

(9)
Includes our overhead expenses, including payments under our administration agreement with Ares Operations based on our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement. Such expenses are estimated based on annualized "Other expenses" for the six months ended June 30, 2010 (other than $16.3 million of professional fees and other costs related to the Allied Acquisition, which are included in "Other expenses" but not annualized). See "Management—Administration Agreement." The holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) indirectly bear the cost associated with our annual expenses.

(10)
The Company's stockholders indirectly bear the expenses of underlying investment companies in which the Company invests. This amount includes the fees and expenses of investment companies in which the Company is invested as of June 30, 2010. Certain of these investment companies are subject to management fees, which generally range from 1% to 2.5% of total net assets, or incentive fees, which generally range between 15% to 25% of net profits. When applicable, fees and expenses are based on historic fees and expenses for the investment companies. For those investment companies with little or no operating history, fees and expenses are based on expected fees and expenses stated in the investment companies' offering memorandum, private placement memorandum or other similar communication without giving effect to any performance. Future fees and expenses for these investment companies may be substantially higher or lower because certain fees and expenses are based on the performance of the investment companies, which may fluctuate over time. The amount of the Company's average net assets used in calculating this percentage was based on average monthly net assets of $2.0 billion for the six months ended June 30, 2010.

(11)
"Total annual expenses" as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage and increase our total assets. The SEC requires that the "Total annual expenses" percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies.

Example

              The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that we would have no additional leverage, that none of our assets are cash or cash equivalents, and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are not included in the following example. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return(1)	$89	$257	$412	$749

(1)
The above illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation. The expenses you would pay, based on a $1,000 investment and assuming a 5% annual return resulting entirely from net realized capital gains (and therefore subject to the capital gain incentive fee), and otherwise making the same assumptions in the example above, would be: 1 year, $99; 3 years, $285; 5 years, $454; and 10 years, $816. However, cash payment of the capital incentive fee would be deferred if, during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) was less than 8.0% of our net assets at the beginning of such period (as adjusted for any share issuances or repurchases).

              The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our board of directors authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

              This example and the expenses in the table above should not be considered a representation of our future expenses as actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF ARES CAPITAL

              The following selected financial and other data for the years ended December 31, 2009, 2008, 2007, 2006 and 2005 are derived from our consolidated financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm whose report thereon is included elsewhere in this prospectus. The selected financial and other data for the six months ended June 30, 2010 and other quarterly financial information are derived from our unaudited financial statements, but in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the six months ended June 30, 2010 are not necessarily indicative of the results that may be expected for the year ending December 31, 2010. The data should be read in conjunction with our consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities," which are included elsewhere in this prospectus.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
SELECTED FINANCIAL DATA
As of and For the Six Months Ended June 30, 2010 and
As of and For the Years Ended December 31, 2009, 2008, 2007, 2006 and 2005
(dollar amounts in thousands, except per share data and as otherwise indicated)

	As of and For the Six Months Ended June 30, 2010	As of and For the Year Ended December 31, 2009	As of and For the Year Ended December 31, 2008	As of and For the Year Ended December 31, 2007	As of and For the Year Ended December 31, 2006	As of and For the Year Ended December 31, 2005
Total Investment Income	$188,100	$245,272	$240,461	$188,873	$120,021	$41,850
Total Expenses	106,330	111,290	113,221	94,750	58,458	14,569

Net Investment Income Before Income Taxes	81,770	133,982	127,240	94,123	61,563	27,281

Income Tax Expense (Benefit), Including Excise Tax	524	576	248	(826)	4,931	158

Net Investment Income	81,246	133,406	126,992	94,949	56,632	27,123
Gain on the acquisition of Allied Capital Corporation	$195,876	—	—	—	—	—

Net Realized and Unrealized Gains (Losses) on Investments, Foreign Currencies and Extinguishment of Debt	129,447	69,287	(266,447)	(4,117)	13,064	14,727

Net Increase (Decrease) in Stockholders' Equity Resulting from Operations	$406,569	$202,693	$(139,455)	$90,832	$69,696	$41,850

Per Share Data:
Net Increase (Decrease) in Stockholder's Equity Resulting from Operations:
Basic(1)	$2.57	$1.99	$(1.56)	$1.34	$1.58	$1.75
Diluted(1)	$2.57	$1.99	$(1.56)	$1.34	$1.58	$1.75
Cash Dividend Declared	$0.70	$1.47	$1.68	$1.66	$1.64	$1.30
Net Asset Value	$14.11	$11.44	$11.27	$15.47	$15.17	$15.03
Total Assets	$4,073,702	$2,313,515	$2,091,333	$1,829,405	$1,347,991	$613,645
Total Debt	$1,244,938	$969,465	$908,786	$681,528	$482,000	$18,000
Total Stockholders' Equity	$2,711,273	$1,257,888	$1,094,879	$1,124,550	$789,433	$569,612
Other Data:
Number of Portfolio Companies at Period End(2)	188	95	91	78	60	38
Principal Amount of Investments Purchased	$580,200	$575,046	$925,945	$1,251,300	$1,087,507	$504,299
Principal Amount of Investments Acquired as part of the Allied Acquisition	$1,833,766	—	—	—	—	—
Principal Amount of Investments Sold and Repayments	$932,900	$515,240	$485,270	$718,695	$430,021	$108,415
Total Return Based on Market Value(3)	6.27%	119.91%	(45.25)%	(14.76)%	29.12%	(10.60)%
Total Return Based on Net Asset Value(4)	21.00%	17.84%	(11.17)%	8.98%	10.73%	12.04%
Weighted Average Yield of Debt and Income Producing Equity Securities at Fair Value(5):	13.39%	12.67%	12.79%	11.68%	11.95%	11.25%
Weighted Average Yield of Debt and Income Producing Equity Securities at Amortized Cost(5):	13.40%	12.08%	11.73%	11.64%	11.63%	11.40%

(1)
In accordance with Accounting Standards Codification ("ASC") 260-10 (previously Statement of Financial Accounting Standards ("SFAS") No. 128, Earnings Per Share), the weighted average shares of common stock outstanding used in computing basic and diluted earnings per common share have been adjusted retroactively by a factor of 1.02% to recognize the bonus element associated with rights to acquire shares of common stock that we issued to stockholders of record as of March 24, 2008 in connection with a rights offering.

(2)
Includes commitments to portfolio companies for which funding has yet to occur.

(3)
Total return based on market value for the six months ended June 30, 2010 equals the increase of the ending market value at June 30, 2010 of $12.53 per share over the ending market value at December 31, 2009 of $12.45 per share, plus the declared dividends of $0.70 per share for the six months ended June 30, 2010, divided by the market value at December 31, 2009. Total return based on market value for the year ended December 31, 2009 equals the increase of the ending market value at December 31, 2009 of $12.45 per share over the ending market value at December 31, 2008 of $6.33 per share plus the declared dividends of $1.47 per share for the year ended December 31, 2009. Total return based on market value for the year ended December 31, 2008 equals the decrease of the ending market value at December 31, 2008 of $6.33 per share over the ending market value at December 31, 2007 of $14.63 per share plus the declared dividends of $1.68 per share for the year ended December 31, 2008. Total return based on market value for the year ended December 31, 2007 equals the decrease of the ending market value at December 31, 2007 of $14.63 per share over the ending market value at December 31, 2006 of $19.11 per share plus the declared dividends of $1.66 per share for the year ended December 31, 2007. Total return based on market value for the year ended December 31, 2006 equals the increase of the ending market value at December 31, 2006 of $19.11 per share over the ending market value at December 31, 2005 of $16.07 per share plus the declared dividends of $1.64 per share for the year ended December 31, 2006. Total return based on market value for the year ended December 31, 2005 equals the decrease of the ending market value at December 31, 2005 of $16.07 per share over the ending market value at December 31, 2004 of $19.43 per share plus the declared dividends of $1.30 per share for the year ended December 31, 2005. Total return based on market value is not annualized.

(4)
Total return based on net asset value for the six months ended June 30, 2010 equals the change in net asset value during the period plus the declared dividends of $0.70 per share for the six months ended June 30, 2010, divided by the beginning net asset value at January 1, 2010. Total return based on net asset value for the year ended December 31, 2009 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.47 per share for the year ended December 31, 2009, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2008 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.68 per share for the year ended December 31, 2008, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2007 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.66 per share for the year ended December 31, 2007, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2006 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.64 per share for the year ended December 31, 2006, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2005 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.30 per share for the year ended December 31, 2005, divided by the beginning net asset value. Total return based on net asset value is not annualized.

(5)
Weighted average yield on debt and income producing equity securities at fair value is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount on accruing debt divided by (b) total income producing equity securities and debt at fair value. Weighted average yield on debt and income producing equity securities at amortized cost is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount on accruing debt divided by (b) total income producing equity securities and debt at amortized cost.

SELECTED QUARTERLY DATA (Unaudited)
(dollar amounts in thousands, except per share data)

	2010
	Q2	Q1
Total Investment Income	$121,590	$66,510
Net investment income before net realized and unrealized gain (losses) and incentive compensation	$64,514	$39,849
Incentive compensation	$14,973	$8,144
Net investment income before net realized and unrealized gain (losses)	$49,541	$31,705
Net realized and unrealized gains (losses)	$84,737	$44,710
Gain on the acquisition of Allied Capital Corporation	$195,876	$—
Net increase (decrease) in stockholders' equity resulting from operations	$330,154	$76,415
Basic and diluted earnings per common share	$1.73	$0.61
Net asset value per share as of the end of the quarter	$14.11	$11.78

	2009
	Q4	Q3	Q2	Q1
Total Investment Income	$69,264	$60,881	$59,111	$56,016
Net investment income before net realized and unrealized gain (losses) and incentive compensation	$47,920	$41,133	$39,935	$37,750
Incentive compensation	$9,568	$8,227	$7,987	$7,550
Net investment income before net realized and unrealized gain (losses)	$38,352	$32,906	$31,948	$30,200
Net realized and unrealized gains (losses)	$31,278	$30,370	$2,805	$4,834
Net increase (decrease) in stockholders' equity resulting from operations	$69,630	$63,276	$34,753	$35,034
Basic and diluted earnings per common share	$0.64	$0.62	$0.36	$0.36
Net asset value per share as of the end of the quarter	$11.44	$11.16	$11.21	$11.20

	2008
	Q4	Q3	Q2	Q1
Total Investment Income	$62,723	$62,067	$63,464	$52,207
Net investment income before net realized and unrealized gain (losses) and incentive compensation	$40,173	$41,025	$45,076	$32,466
Incentive compensation	$8,035	$8,205	$9,015	$6,493
Net investment income before net realized and unrealized gain (losses)	$32,138	$32,820	$36,061	$25,973
Net realized and unrealized gains (losses)	$(142,638)	$(74,213)	$(32,789)	$(16,807)
Net increase (decrease) in stockholders' equity resulting from operations	$(110,500)	$(41,393)	$3,272	$9,166
Basic and diluted earnings per common share	$(1.14)	$(0.43)	$0.04	$0.12
Net asset value per share as of the end of the quarter	$11.27	$12.83	$13.67	$15.17

UNAUDITED SELECTED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

              The following tables set forth unaudited pro forma condensed consolidated statements of operations for Ares Capital and Allied Capital as a consolidated entity. The unaudited pro forma condensed consolidated operating data for the six months ended June 30, 2010 and for the year ended December 31, 2009 are presented as if the Allied Acquisition had been completed on January 1, 2010 and January 1, 2009, respectively. In the opinion of management, all adjustments necessary to reflect the effect of these transactions have been made. The Allied Acquisition was accounted for under the acquisition method of accounting as provided by ASC 805-10 (previously SFAS No. 141(R)), Business Combinations.

              The unaudited pro forma condensed consolidated statements of operations should be read together with the respective historical audited and unaudited consolidated financial statements and financial statement notes of Allied Capital and Ares Capital in this prospectus. The unaudited pro forma condensed consolidated statements of operations are presented for comparative purposes only and do not necessarily indicate what the future operating results of Ares Capital will be following completion of the Allied Acquisition. The unaudited pro forma condensed consolidated statements of operations do not include adjustments to reflect any cost savings or other operational efficiencies that may be realized as a result of the Allied Acquisition or any future merger related restructuring or integration expenses.

              See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Allied Acquisition" for a description of the terms of the Allied Acquisition and "Risk Factors—Risks Relating to Our Business—We may be unable to realize the benefits anticipated by the Allied Acquisition, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits" for a description of certain risks associated with the Allied Acquisition.

(dollar amounts in thousands, except per share data and as otherwise indicated)

	For the Six Months Ended June 30, 2010	For the Year Ended December 31, 2009
Total Investment Income	$242,192	$563,958
Total Expenses	139,471	373,165

Net Investment Income Before Income Taxes	102,721	190,793

Income Tax Expense	1,726	6,152

Net Investment Income	100,995	184,641

Net Realized and Unrealized Gains (Losses) on Investments, Foreign Currencies and Extinguishment of Debt	96,184	(507,774)

Net Increase (Decrease) in Stockholders' Equity Resulting from Operations	$197,179	$(323,133)

UNAUDITED PRO FORMA PER SHARE DATA

              The following selected unaudited combined pro forma per share information for the six months ended June 30, 2010 and for the year ended December 31, 2009 reflects the Allied Acquisition and related transactions as if they had occurred on January 1, 2010 and January 1, 2009, respectively.

              Such unaudited pro forma combined per share information is based on the historical financial statements of Ares Capital and Allied Capital and on publicly available information and certain assumptions and adjustments as discussed in the section entitled "Unaudited Pro Forma Condensed Consolidated Statements of Operations." This unaudited pro forma combined per share information is provided for illustrative purposes only and is not necessarily indicative of what the operating results of Ares Capital or Allied Capital would have been had the Allied Acquisition and related transactions been completed at the beginning of the periods indicated, nor are they necessarily indicative of any future operating results.

              The following should be read in connection with the section entitled "Unaudited Pro Forma Condensed Consolidated Statements of Operations" and other information included in this prospectus.

              See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Allied Acquisition" for a description of the terms of the Allied Acquisition and "Risk Factors—Risks Relating to Our Business—We may be unable to realize the benefits anticipated by the Allied Acquisition, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits" for a description of certain risks associated with the Allied Acquisition.

	For the Six Months Ended June 30, 2010				For the Year Ended December 31, 2009
	Ares Capital	Allied Capital	Pro forma Combined— Ares Capital	Per Equivalent Allied Capital Share(2)	Ares Capital	Allied Capital	Pro forma Combined— Ares Capital	Per Equivalent Allied Capital Share(2)
Net Increase (Decrease) in Stockholders' Equity Resulting from Operations:
Basic	$2.57	$(0.20)	$1.05	$0.34	$1.99	$(2.91)	$(2.02)	$(0.66)
Diluted	$2.57	$(0.20)	$1.05	$0.34	$1.99	$(2.91)	$(2.02)	$(0.66)
Cash Dividends Declared(1)	$0.70	$0.20	$0.70	$0.23	$1.47	$—	$1.47	$0.48

(1)
The cash dividends declared per share represent the actual dividends declared per share for the period presented. The pro forma combined dividends declared is the dividends per share as declared by Ares Capital.

(2)
The Allied Capital equivalent pro forma per share amount is calculated by multiplying the pro forma combined share amounts by the common stock exchange ratio of 0.325.

RISK FACTORS

              Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, the net asset value of our common stock and the trading price of our securities could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS

Capital markets have recently been in a period of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States, which has had, and may in the future have, a negative impact on our business and operations.

              Beginning in 2007, the U.S. capital markets entered into a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While these conditions have improved, there can be no assurance that they will not worsen in the future. If these adverse market conditions return, we and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital in order to grow. Equity capital may be difficult to raise because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. At our 2010 Annual Stockholders Meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock, at a price below the then current net asset value per share during a period beginning on June 7, 2010 and expiring on the earlier of the one-year anniversary of the date of the 2010 Annual Stockholders Meeting and the date of our 2011 Annual Stockholders Meeting, which is expected to be held in May 2011. In addition, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as defined in the Investment Company Act, must equal at least 200% immediately after each time we incur indebtedness. The debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

              Moreover, recent market conditions have made, and may in the future make, it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments.

              Capital markets volatility also affects our investment valuations. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can adversely affect our valuations.

              Given the recent extreme volatility and dislocation in the capital markets, many BDCs have faced, and may in the future face, a challenging environment in which to raise capital. As a result of the recent significant changes in the capital markets affecting our ability to raise capital, the pace of our investment activity has slowed. In addition, significant changes in the capital markets, including the recent extreme volatility and disruption, has had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations.

A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

              If we fail to maintain our status as a BDC, we might be regulated as a closed-end investment company under the Investment Company Act, which would subject us to additional regulatory restrictions and significantly decrease our operating flexibility. In addition, any such failure could cause an event of default under our outstanding indebtedness, which could have a material adverse effect on our business, financial condition or results of operations.

We are dependent upon Ares Capital Management's key personnel for our future success and upon their access to Ares' investment professionals.

              We depend on the diligence, skill and network of business contacts of Ares Capital Management's key personnel, including its investment committee. We also depend, to a significant extent, on Ares Capital Management's access to the investment professionals of Ares and the information and deal flow generated by Ares' investment professionals in the course of their investment and portfolio management activities. Our future success depends on the continued service of Ares Capital Management's key personnel, including its investment committee. The departure of any of Ares Capital Management's key personnel, including members of its investment committee, or of a significant number of the investment professionals or partners of Ares, could have a material adverse effect on our business, financial condition or results of operations. In addition, we cannot assure you that Ares Capital Management will remain our investment adviser or that we will continue to have access to Ares' investment professionals or its information and deal flow.

Our financial condition and results of operations depend on our ability to manage future growth effectively.

              Our ability to achieve our investment objective depends on our ability to acquire suitable investments and monitor and administer those investments, which depends, in turn, on Ares Capital Management's ability to identify, invest in and monitor companies that meet our investment criteria.

              Accomplishing this result on a cost-effective basis is largely a function of Ares Capital Management's structuring of the investment process and its ability to provide competent, attentive and efficient services to us. Our executive officers and the members of Ares Capital Management's investment committee have substantial responsibilities in connection with their roles at Ares and with the other Ares funds, as well as responsibilities under the investment advisory and management agreement. They may also be called upon to provide significant managerial assistance to certain of our portfolio companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, Ares Capital Management will need to hire, train, supervise and manage new employees. However, we cannot assure you that any such employees will be retained. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

              In addition, as we grow, we may open up new offices in new geographic regions that may increase our direct operating expenses without corresponding revenue growth.

We may be unable to realize the benefits anticipated by the Allied Acquisition, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits.

              On April 1, 2010, we consummated the Allied Acquisition. The realization of certain benefits anticipated as a result of the Allied Acquisition will depend in part on the integration of Allied Capital's investment portfolio and business with our investment portfolio and business. There can be no assurance that Allied Capital's investment portfolio or business can be operated profitably or integrated successfully into our operations in a timely fashion, or at all. The dedication of management resources to such integration may detract attention from our day-to-day business, including new origination activity, and there can be no assurance that there will not be substantial costs associated with the transition process or other material adverse consequences to our business as a result of these integration efforts. Such effects, including, but not limited to, incurring unexpected costs or delays in connection with such integration and failure of Allied Capital's investment portfolio to perform as expected, could have a material adverse effect on our financial results.

              We anticipate achieving certain cost savings and synergies from the Allied Acquisition when the two companies have fully integrated their portfolios. It is possible, however, that our estimates of these potential cost savings and synergies could be incorrect. Allied Capital had significantly higher average borrowings and cash paid for interest expense for the three months ended March 31, 2010 and the year ended December 31, 2009, as compared to Ares Capital's borrowings and interest expense. Assuming such debt remained outstanding, the combined company's annual expenses as a percentage of consolidated net assets attributable to common stock is estimated to increase for Ares Capital stockholders on a pro forma combined basis. In addition, the cost savings and synergies estimates also assume our ability to pay down or refinance certain portions of Allied Capital's debt and to combine our investment portfolio and business with Allied Capital's investment portfolio and business in a manner that permits those cost savings and synergies to be fully realized. If the estimates turn out to be incorrect or we are not able to successfully refinance or pay down certain portions of Allied Capital's debt and combine the investment portfolios and businesses of the two companies, the anticipated cost savings and synergies may not be fully realized, or realized at all, or may take longer to realize than expected.

Our ability to grow depends on our ability to raise capital.

              We will need to periodically access the capital markets to raise cash to fund new investments. Ares has elected to be treated as a RIC and operates in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. Among other things, in order to maintain our RIC status, we must distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income, and, as a result, such distributions will not be available to fund investment originations. We must continue to borrow from financial institutions and issue additional securities to fund our growth. Unfavorable economic or capital market conditions may increase our funding costs, limit our access to the capital markets or could result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

              In addition, with certain limited exceptions, we are only allowed to borrow amounts or issue debt securities or preferred stock, which we refer to collectively as "senior securities," such that our asset coverage, as defined in the Investment Company Act, equals at least 200% immediately after such borrowing, which, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. The amount of leverage that we employ will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing or issuance of debt securities or preferred stock. We cannot assure you that we will be able to maintain our current Facilities or obtain other lines of credit at all or on terms acceptable to us.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

              We may issue senior securities or borrow money from banks or other financial institutions, up to the maximum amount permitted by the Investment Company Act. Under the provisions of the Investment Company Act, we are permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as defined in the Investment Company Act, equals at least 200% after each such incurrence or issuance. If the value of our assets declines, we may be unable to satisfy this test, which may prohibit us from paying dividends and could prevent us from maintaining our status as a RIC or may prohibit us from repurchasing shares of our common stock. In addition, our inability to satisfy this test could cause an event of default under our existing indebtedness. If we cannot satisfy this test, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous and, depending on the nature of our leverage, repay a portion of our indebtedness. Accordingly, any failure to satisfy this test could have a material adverse effect on our business, financial condition or results of operations. As of June 30, 2010, our asset coverage for senior securities was 318%.

              We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value per share of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. Any such sale would be dilutive to the net asset value per share of our common stock. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital.

              At our 2010 Annual Stockholders Meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock, at a price below the then current net asset value per share during a period beginning on June 7, 2010 and expiring on the earlier of the one-year anniversary of the date of the 2010 Annual Stockholders Meeting and the date of our 2011 Annual Stockholders Meeting, which is expected to be held in May 2011.

              To generate cash for funding new investments, we have also securitized, and may in the future seek to securitize, our loans. To securitize loans, we may create a separate, wholly owned subsidiary and contribute or sell a pool of loans to such subsidiary (or one of its subsidiaries). Such subsidiary may then sell equity, issue debt or sell interests in the pool of loans, on a limited-recourse basis, the payments on which are generally limited to the pool of loans and the proceeds therefrom. We may also retain a portion of the equity interests in the securitized pool of loans. Any retained equity would be exposed to losses on the related pool of loans before any of the related debt securities. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy. The securitization market is subject to changing market conditions (including the recent, unprecedented dislocation of the securitization and finance markets generally) and we may not be able to access this market when we would otherwise deem appropriate. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests may be those that are riskier and more apt to generate losses. The Investment Company Act may also impose restrictions on the structure of any securitization.

We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us.

              Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We currently borrow under our Facilities, and in the future, may borrow from or issue debt securities to banks, insurance companies, funds, institutional investors and other lenders and investors. Holders of such debt securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common stockholders or any preferred stockholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value per share of our common stock to increase more sharply than it would have had we not incurred leverage.

              Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not incurred leverage. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. There can be no assurance that a leveraging strategy will be successful.

              As of June 30, 2010, we had $357.9 million of outstanding borrowings under our Facilities, $214.4 million in aggregate principal amount of CLO Notes and $735.5 million in aggregate principal amount of Unsecured Notes. In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our June 30, 2010 total assets of at least 1.56%. The weighted average interest rate charged on our borrowings as of June 30, 2010 was 4.74%. We intend to continue borrowing under the Facilities in the future and we may increase the size of the Facilities or issue debt securities or other evidences of indebtedness (although there can be no assurance that we will be successful in doing so). Our ability to service our debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. The amount of leverage that we employ at any particular time will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing.

              Our Facilities, the CLO Notes and the Unsecured Notes impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC. A failure to renew our Facilities or to add new or replacement debt facilities could have a material adverse effect on our business, financial condition or results of operations.

              The following table illustrates the effect on return to a holder of our common stock of the leverage created by our use of borrowing at the weighted average interest rate of 4.74% as of June 30, 2010, together with (i) our total value of net assets as of June 30, 2010; (ii) $1.24 billion debt outstanding as of June 30, 2010 and (iii) hypothetical annual returns on our portfolio of minus 15 to plus 15 percent.

Assumed Return on Portfolio (Net of Expenses)(1)	-15%	-10%	-5%	0%	5%	10%	15%
Corresponding Return to Common Stockholders(2)	-25%	-17%	-10%	-2%	5%	13%	20%

(1)
The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table.

(2)
In order to compute the "Corresponding Return to Common Stockholders," the "Assumed Return on Portfolio" is multiplied by the total value of our assets at June 30, 2010 to obtain an assumed return to us. From this amount, the interest expense (calculated by multiplying the weighted average interest rate of 4.74% by the $1.24 billion in aggregate principal amount of indebtedness) is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of June 30, 2010 to determine the "Corresponding Return to Common Stockholders."

In addition to regulatory requirements that restrict our ability to raise capital, the Facilities, the CLO Notes and the Unsecured Notes contain various covenants which, if not complied with, could accelerate repayment under the Facilities, the CLO Notes and the Unsecured Notes, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

              The agreements governing the Facilities, the CLO Notes and the Unsecured Notes require us to comply with certain financial and operational covenants. These covenants include:

  •
  restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

  •
  restrictions on our ability to incur liens; and

  •
  maintenance of a minimum level of stockholders' equity.

              As of the date of this prospectus, we are in compliance with the covenants of the Facilities, the CLO Notes and the Unsecured Notes. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. For example, depending on the condition of the public debt and equity markets and pricing levels, net unrealized depreciation in our portfolio may increase in the future. Any such increase could result in our inability to comply with our obligation to restrict the level of indebtedness that we are able to incur in relation to the value of our assets or to maintain a minimum level of stockholders' equity.

              Accordingly, although we believe we will continue to be in compliance, there are no assurances that we will continue to comply with the covenants in the Facilities, the CLO Notes and the Unsecured Notes. Failure to comply with these covenants would result in a default under the Revolving Credit Facility, the CP Funding Facility, the CLO Notes or the Unsecured Notes, which, if we were unable to obtain a waiver from the lenders under the Revolving Credit Facility, the purchasers under the CP Funding Facility, the trustee or holders of the CLO Notes or the trustees or holders of the Unsecured Notes, respectively, could accelerate repayment under the Revolving Credit Facility, the CP Funding Facility, the CLO Notes or the Unsecured Notes, respectively, and thereby have a material adverse impact on our business, financial condition and results of operations.

Our credit ratings may change and as a result the cost and flexibility under our debt instruments may change.

              As of June 30, 2010, we had a long-term counterparty credit rating from Standard & Poor's Ratings Service of BBB, a long-term issuer default rating from Fitch Ratings of BBB and a long-term issuer rating from Moody's Investor Service of Ba1. Interest expense on our Revolving Credit Facility and the CP Funding Facility is based on a pricing grid that fluctuates depending on our credit ratings. There can be no assurance that our ratings will be maintained. If our ratings are downgraded, our cost of borrowing will increase.

              In addition, if the ratings of our CLO Notes are downgraded, our ability to engage in certain transactions in respect of the investments held in the Debt Securitization, among other things, may under certain circumstances be restricted and certain principal proceeds may under certain circumstances be required to be used to further reduce the outstanding principal balance of the CLO Notes. There can be no assurance that the CLO Notes ratings will be maintained.

              In addition, ratings agencies are required to make substantial changes to their ratings policies and practices as a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), which President Obama signed into law on July 21, 2010. There can be no assurance that such changes will not affect our ratings.

We operate in a highly competitive market for investment opportunities.

              A number of entities compete with us to make the types of investments that we make in middle market companies. We compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, high yield investors, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to pursue attractive investment opportunities from time to time.

              We do not seek to compete primarily based on the interest rates we offer and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. Rather, we compete with our competitors based on our existing investment platform, seasoned management team, experience and focus on middle market companies, disciplined investment philosophy, extensive industry focus and flexible transaction structuring. For a more detailed discussion of these competitive advantages, see "Business—Competitive Advantages."

              We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on better terms to our portfolio companies than what we may have originally anticipated, which may impact our return on these investments.

We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC.

              We have elected to be treated as a RIC under Subchapter M of the Code and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on our income and gain that we distribute to our stockholders as dividends on a timely basis. To qualify as a RIC, we must meet certain income source, asset diversification and annual distribution requirements. We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.

              The annual distribution requirement for a RIC is satisfied if we distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income for each year. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the Investment Company Act and financial covenants under our indebtedness that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. In that event, the resulting corporate-level taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Because we must make distributions to our stockholders as described above, such amounts, to the extent a stockholder is not participating in our dividend reinvestment plan, will not be available to fund investment originations. We will be subject to corporate-level U.S. federal income tax on any undistributed income and/or gain.

              To qualify as a RIC, we must also meet certain annual income source requirements at the end of each taxable year and asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to (a) dispose of certain investments quickly or (b) raise additional capital to prevent the loss of RIC status. Because most of our investments are in private companies and are generally illiquid, any such dispositions may be at disadvantageous prices and may result in losses. Also, the rules applicable to our qualification as a RIC are complex with many areas of uncertainty. Accordingly, no assurance can be given that we have qualified or will qualify as a RIC. If we fail to qualify as a RIC for any reason and become subject to regular "C" corporation income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders. See "Certain Material U.S. Federal Income Tax Considerations—Taxation as a RIC."

We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.

              For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount or increases in loan balances are included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash, including, for example, non-cash income from payment-in-kind securities, deferred payment securities and hedging and foreign currency transactions.

              Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the U.S. federal income tax requirement to distribute generally an amount equal to at least 90% of our investment company taxable income to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to additional corporate-level taxes. See "Certain Material U.S. Federal Income Tax Considerations—Taxation as a RIC."

              If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. The investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

              Because preferred stock is another form of leverage and the dividends on any preferred stock we issue must be cumulative, preferred stock has the same risks to our common stockholders as borrowings. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

We are exposed to risks associated with changes in interest rates.

              General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our investment objective and rate of return on invested capital. Because we borrow money and may issue debt securities or preferred stock to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities or preferred stock and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. We have entered into certain hedging transactions, such as interest rate swap agreements, to mitigate our exposure to adverse fluctuations in interest rates, and we may continue to do so in the future. However, we cannot assure you that such transactions will be successful in mitigating our exposure to credit risk. Hedging transactions may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to 10 years. This means that we are subject to greater risk (other things being equal) than a fund invested solely in shorter-term securities. A decline in the prices of the debt we own could adversely affect the trading price of our shares. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

Many of our portfolio investments are not publicly traded and, as a result, there is uncertainty as to the value of our portfolio investments.

              A large percentage of our portfolio investments are not publicly traded. The fair value of investments that are not publicly traded may not be readily determinable. We value these investments quarterly at fair value as determined in good faith by our board of directors based on the input of our management and audit committee and independent valuation firms that have been engaged at the direction of the board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period. The valuation process is conducted at the end of each fiscal quarter, with approximately 50% (based on value) of our valuations of portfolio companies without readily available market quotations subject to review by an independent valuation firm each quarter. However, we may use additional independent valuation firms to review our valuation of investments more frequently, including in connection with the occurrence of significant events or changes in value affecting a particular investment. The types of factors that may be considered in valuing our investments include the enterprise value of the portfolio company, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed and may differ materially from the values that we may ultimately realize. Our net asset value per share could be adversely affected if our determinations regarding the fair value of these investments are materially higher than the values that we realize upon disposition of such investments.

The lack of liquidity in our investments may adversely affect our business.

              As we generally make investments in private companies, substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager of Ares has material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

              We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rates payable on the debt investments we make, the default rates on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses and the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest that could impact our investment returns.

              Certain of our executive officers and directors, and members of the investment committee of our investment adviser, serve or may serve as officers, directors or principals of other entities and affiliates of our investment adviser and investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our stockholders' best interests or that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. For example, Messrs. Ressler, Rosenthal, Kissick and Sachs each have significant responsibilities for other Ares funds. Messrs. Ressler and Rosenthal are required to devote a substantial majority of their business time, and Mr. Kissick is required to devote a majority of his business time, to the affairs of ACOF. However, Ares believes that the efforts of Messrs. Ressler, Rosenthal and Kissick relative to Ares Capital and ACOF are synergistic with and beneficial to the affairs of each of Ares Capital and ACOF.

              In addition, certain Ares funds may have investment objectives that compete or overlap with, and may from time to time invest in asset classes similar to those targeted by, Ares Capital. We may compete with these Ares funds or other investment vehicles managed by our investment adviser and its affiliates for capital and investment opportunities. Ares Capital Management endeavors to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to Ares Capital. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with Ares Capital Management. In addition, there may be conflicts in the allocation of investment opportunities among us and the funds managed by us or one or more of our controlled affiliates, including IHAM, or among the funds they manage. We may or may not participate in investments made by funds managed by us or one or more of our controlled affiliates.

              We have from time to time sold assets to certain funds managed by IHAM and, as part of our investment strategy, we may offer to sell additional assets to funds managed by us and/or one or more of our controlled affiliates or we may purchase assets from funds managed by us, IHAM and/or one or more of our controlled affiliates. In addition, funds managed by us, IHAM or one or more of our controlled affiliates may offer assets to or may purchase assets from one another. While assets may be sold or purchased at prices that are consistent with those that could be obtained from third parties in the marketplace, and although these types of transactions generally require approval of one or more independent parties, there is an inherent conflict of interest in such transactions between us, IHAM and funds managed by us or one of our controlled affiliates.

              We pay management and incentive fees to Ares Capital Management, and reimburse Ares Capital Management for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments.

              Ares Capital Management's management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and Ares Capital Management may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur indebtedness or to make future acquisitions.

              The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

              Our investment advisory and management agreement renews for successive annual periods if approved by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not "interested persons" of the Company as defined in Section 2(a)(19) of the Investment Company Act. However, both we and Ares Capital Management have the right to terminate the agreement without penalty upon 60 days' written notice to the other party. Moreover, conflicts of interest may arise if our investment adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the terms for compensation. While any material change to the investment advisory and management agreement must be submitted to stockholders for approval under the Investment Company Act, we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement.

              Pursuant to a separate amended and restated administration agreement, referred to herein as our "administration agreement," Ares Operations, an affiliate of Ares Capital Management, furnishes us with administrative services and we pay Ares Operations at cost our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the cost of our officers and their respective staffs.

              Our portfolio company, IHAM, is party to a separate administration agreement, referred to herein as the "IHAM administration agreement," with Ares Operations, pursuant to which Ares Operations provides IHAM with the facilities and administrative services necessary for the operations of IHAM. Under the IHAM administration agreement, IHAM reimburses Ares Operations for the costs associated with such services, including Ares Operations' allocable portion of overhead and the cost of its officers and respective staff in performing its obligations under the IHAM administration agreement. Prior to entering into the IHAM administration agreement, IHAM was party to a services agreement with Ares Capital Management, pursuant to which Ares Capital Management provided similar services.

              We rent office space directly from a third party pursuant to a lease that expires on February 27, 2011. In addition, we have entered into a sublease with Ares Management whereby Ares Management subleases approximately 25% of the office space for a fixed rent equal to 25% of the basic annual rent payable by us under this lease, plus certain additional costs and expenses. Further, IHAM reimburses us for a portion of our total rent, plus certain additional costs and expenses, which corresponds to the amount of office space used by IHAM. We recently entered into a new office lease pursuant to which we will lease new office facilities from a third party and start to pay rent on the new office space in the first quarter of 2011. We also entered into separate subleases with Ares Management and IHAM, pursuant to which Ares Management and IHAM will sublease approximately 15% and 20%, respectively, of the new office space, for a fixed rent equal to 15% and 20%, respectively, of the basic annual rent payable by us under the new office lease, plus certain additional costs and expenses.

              As a result of the arrangements described above, there may be times when the management teams of Ares Capital Management and Ares Management have interests that differ from those of our stockholders, giving rise to a conflict.

              Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by our investment adviser, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders' individual tax situations. In selecting and structuring investments appropriate for us, our investment adviser will consider the investment and tax objectives of the Company and our stockholders, as a whole, not the investment, tax or other objectives of any stockholder individually.

Changes in laws or regulations governing our operations or the operations of our portfolio companies, changes in the interpretation thereof or newly enacted legislation and regulations, such as the Dodd-Frank Act, and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

              We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted legislation or regulation, and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

              On July 21, 2010, President Obama signed into law the Dodd-Frank Act. Many of the provisions of the Dodd-Frank Act have extended implementation periods and delayed effective dates and will require extensive rulemaking by regulatory authorities. In particular, Title IV of the Dodd-Frank Act, the Private Fund Investment Advisers Registration Act of 2010 (the "Advisers Registration Act"), becomes effective one year after the date of enactment and eliminates the "private adviser exemption" from SEC registration currently contained in Section 203(b)(3) of the Advisers Act. This provision exempted from registration investment advisers who do not hold themselves out to the public as investment advisers and have fewer than 15 clients. As a result, many investment advisers to private funds (with some exceptions) will be required to register with the SEC and will become subject to substantial regulatory reporting and recordkeeping requirements regarding the private funds they advise.

              While the impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies. In particular, the Advisers Registration Act will likely require our wholly owned portfolio company, IHAM, to register as an investment adviser under the Advisers Act. This would require IHAM to comply with the regulatory restrictions and obligations imposed on registered investment advisers generally. In addition, as a BDC, we are currently restricted in our ability to invest in a registered investment adviser.

              We currently intend to seek relief from the SEC to enable us to continue to invest in IHAM; however, there can be no assurance that such relief will be granted. If we are not able to obtain relief, we may not be able to make future investments in IHAM, which could harm IHAM's business and the performance of our investments in IHAM.

Our investment adviser's liability is limited under the investment advisory and management agreement, and we are required to indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

              Our investment adviser has not assumed any responsibility to us other than to render the services described in the investment advisory and management agreement, and it will not be responsible for any action of our board of directors in declining to follow our investment adviser's advice or recommendations. Pursuant to the investment advisory and management agreement, our investment adviser and its managing members, officers and employees will not be liable to us for their acts under the investment advisory and management agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect our investment adviser and its managing members, officers and employees with respect to all damages, liabilities, costs and expenses resulting from acts of our investment adviser not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the investment advisory and management agreement. These protections may lead our investment adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account. See "Risk Factors—Risks Relating to Our Investments—Our investment adviser's incentive fee may induce Ares Capital Management to make certain investments, including speculative investments."

We may be obligated to pay our investment adviser incentive compensation even if we incur a loss.

              Our investment adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our pre-incentive fee net investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our manager incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

              Under the investment advisory and management agreement, we will defer cash payment of any incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter periods ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than

8.0% of our net assets at the beginning of such period. These calculations will be adjusted for any share issuances or repurchases. Any deferred incentive fees will be carried over for payment in subsequent calculation periods to the extent such payment can then be made under the investment advisory and management agreement.

We may not replicate Ares' historical success and our ability to enter into transactions with Ares and our other affiliates is restricted.

              Investors in Ares Capital are not acquiring an interest in other Ares managed funds. Accordingly, we cannot assure you that Ares Capital will replicate Ares' historical success, and we caution you that our investment returns could be substantially lower than the returns achieved by those funds.

              Further, we and certain of our controlled affiliates are prohibited under the Investment Company Act from knowingly participating in certain transactions with our upstream affiliates, our investment adviser and its affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our upstream affiliate for purposes of the Investment Company Act and we are generally prohibited from buying or selling any security (other than our securities) from or to such affiliate, absent the prior approval of our independent directors. The Investment Company Act also prohibits "joint" transactions with an upstream affiliate, or our investment adviser or its affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. In addition, we and certain of our controlled affiliates are prohibited from buying or selling any security from or to, or entering into joint transactions with, our investment adviser and its affiliates, or any person who owns more than 25% of our voting securities or is otherwise deemed to control, be controlled by, or be under common control with us, absent the prior approval of the SEC through an exemptive order (other than in certain limited situations pursuant to current regulatory guidance). The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing.

              We have applied for an exemptive order from the SEC that would permit us and certain of our controlled affiliates to co-invest with funds managed by Ares. Any such order will be subject to certain terms and conditions and there can be no assurance that such order will be granted by the SEC. Accordingly, we cannot assure you that we or our controlled affiliates will be permitted to co-invest with funds managed by Ares, other than in the limited circumstances currently permitted by regulatory guidance or in the absence of a joint transaction.

RISKS RELATING TO OUR INVESTMENTS

Price declines and illiquidity in the corporate debt markets have adversely affected, and may in the future adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

              As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. We may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Unprecedented declines in prices and liquidity in the corporate debt markets resulted in significant net unrealized depreciation in our portfolio in the recent past. The effect of all of these factors on our portfolio has reduced our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

              As of the date of this prospectus, the economy recently has been in the midst of a recession and in the difficult part of a credit cycle with industry defaults increasing. Many of our portfolio companies may be materially and adversely affected by the credit cycle and, in turn, may be unable to satisfy their financial obligations (including their loans to us) over the coming months.

              Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during these periods if we are required to write down the values of our investments. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

              A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

Investments in privately held middle market companies involve significant risks.

              We primarily invest in privately held U.S. middle market companies. Investments in privately held middle market companies involve a number of significant risks, including the following:

  •
  these companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

  •
  they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

  •
  they typically depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

  •
  there is generally little public information about these companies. These companies and their financial information are not subject to the Sarbanes Oxley Act of 2002 and other rules that govern public companies, and we may be unable to uncover all material information about these companies, which may prevent us from making a fully informed investment decision and cause us to lose money on our investments;

  •
  they generally have less predictable operating results, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

  •
  they may have difficulty accessing the capital markets to meet future capital needs.

Our debt investments may be risky, and we could lose all or part of our investment.

              The debt that we invest in is typically not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB-" by Fitch Ratings or lower than "BBB-" by Standard & Poor's). Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Our mezzanine investments may result in an above average amount of risk and volatility or loss of principal. We also invest in assets other than mezzanine investments, including first and second lien loans, high-yield securities, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. These investments will entail additional risks that could adversely affect our investment returns. In addition, to the extent interest payments associated with such debt are deferred, such debt will be subject to greater fluctuations in value based on changes in interest rates. Also, such debt could subject us to phantom income, and since we generally do not receive any cash prior to maturity of the debt, the investment is of greater risk.

Investments in equity securities involve a substantial degree of risk.

              We may purchase common and other equity securities. Although common stocks have historically generated higher average total returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly under performed relative to fixed income securities. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on our portfolio company's success. Investments in equity securities involve a number of significant risks, including:

  •
  any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

  •
  to the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment in equity securities; and

  •
  in some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of our portfolio companies. Even if the portfolio companies are successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can sell our equity investments. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell.

              There are special risks associated with investing in preferred securities, including:

  •
  preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for U.S. federal income tax purposes before we receive such distributions;

  •
  preferred securities are subordinated to debt in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than debt;

  •
  preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities; and

  •
  generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

              Additionally, when we invest in first and second lien senior loans or mezzanine debt, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

              We may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the Investment Company Act and in advisers to similar investment funds, and, to the extent we so invest, will bear our ratable share of any such company's expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to Ares Capital Management with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of Ares Capital Management as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers.

              Also, as a result of the Allied Acquisition, Allied Capital's equity investments, including equity investments larger than those we have traditionally made and equity investments pursuant to which Allied Capital controlled a particular portfolio company, became part of our portfolio. We intend to actively seek opportunities over time to dispose of certain of these investments and rotate them into higher-yielding first and second lien senior loans and mezzanine debt investments. However, there can be no assurance that this strategy will be successful.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

              If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize our debt holding as an equity investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower's business or exercise control over the borrower. For example, we could become subject to a lender's liability claim, if, among other things, we actually render significant managerial assistance.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

              Our portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically are entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

              The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to exert influence on the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

              We make both debt and minority equity investments; therefore, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investment.

Our portfolio companies may be highly leveraged.

              Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies' ability to finance their future operations and capital needs. As a result, these companies' flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Our investment adviser's incentive fee may induce Ares Capital Management to make certain investments, including speculative investments.

              The incentive fee payable by us to Ares Capital Management may create an incentive for Ares Capital Management to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our investment adviser is determined, which is calculated as a percentage of the return on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in offerings of common stock, securities convertible into our common stock or warrants representing rights to purchase our common stock or securities convertible into our common stock pursuant to this prospectus. In addition, the investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income will be computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. The investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on such accrued interest that we never actually receive.

              Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized capital losses. In addition, if market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income.

Our investments in foreign debt may involve significant risks in addition to the risks inherent in U.S. investments. We may expose ourselves to risks if we engage in hedging transactions.

              Our investment strategy contemplates potential investments in debt of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

              Although most of our investments will be U.S. dollar denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective.

              We have and may in the future enter into hedging transactions, which may expose us to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter party credit risk. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

              The success of our hedging transactions will depend on our ability to correctly predict movements, currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. See also "Risk Factors—Risk Relating to our Business—We are exposed to risks associated with changes in interest rates."

We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on first and second lien loans and mezzanine debt.

              We may initially invest a portion of the net proceeds of offerings primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not be able to achieve our investment objective and/or pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

The Allied Acquisition may have triggered certain "change of control" provisions and other restrictions in certain of our and Allied Capital's contracts and the failure to obtain any required consents or waivers could adversely impact us.

              Certain agreements of Allied Capital and Ares Capital or their controlled affiliates, including with respect to certain managed funds of Allied Capital and its affiliates, may have required the consent of one or more counterparties in connection with the Allied Acquisition. The failure to obtain any such consent may permit such counter-parties to terminate, or otherwise increase their rights or our or Allied Capital's obligations under, any such agreement because the Allied Acquisition may have violated an anti-assignment, change of control or similar provision. If this happens, we may have to seek to replace that agreement with a new agreement or seek a waiver or amendment to such agreement. We cannot assure you that we will be able to replace, amend or obtain a waiver under any such agreement on comparable terms or at all.

              If any such agreement is material, the failure to obtain consents, amendments or waivers under, or to replace on similar terms or at all, any of these agreements could adversely affect the financial performance or results of operations of the Company, including preventing us from operating a material part of Allied Capital's business.

              In addition, the Allied Acquisition may have violated, conflicted with, resulted in a breach of any provision of or the loss of any benefit under, constituted a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or resulted in the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) under our or Allied Capital's agreements. Any such violation, conflict, breach, loss, default or other effect could, if material, either individually or in the aggregate, adversely affect our business.

RISKS RELATING TO OFFERINGS PURSUANT TO THIS PROSPECTUS

Our shares of common stock have traded at a discount from net asset value and may do so again in the future, which could limit our ability to raise additional equity capital.

              Shares of closed-end investment companies frequently trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. It is not possible to predict whether any shares of common stock offered hereby will trade at, above, or below net asset value. During much of 2009, the stocks of BDCs as an industry, including at times shares of our common stock, traded below net asset value and at near historic lows as a result of concerns over liquidity, leverage restrictions and distribution requirements. When our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining approval for such issuance from our stockholders and our independent directors.

There is a risk that investors in our equity securities may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.

              We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we declare a dividend and if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments.

              In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See "Price Range of Common Stock and Distributions."

              The above referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of our debt securities, which may cause a default under the terms of our debt securities. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt securities.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

              The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Ares Capital or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the Investment Company Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

              We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Investing in our securities may involve an above average degree of risk.

              The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

              The capital and credit markets have experienced a period of extreme volatility and disruption that began in 2007. The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of publicly traded RICs, business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

  •
  price and volume fluctuations in the overall stock market from time to time;

  •
  changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

  •
  loss of RIC status;

  •
  changes in our earnings or variations in our operating results;

  •
  changes in the value of our portfolio of investments;

  •
  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

  •
  departure of Ares Capital Management's key personnel;

  •
  operating performance of companies comparable to us;

  •
  short-selling pressure with respect to shares of our common stock or BDCs generally;

  •
  general economic trends and other external factors; and

  •
  loss of a major funding source.

              In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from our business.

The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock.

              At our 2010 Annual Stockholders Meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock, at a price below the then current net asset value per share during a period beginning on June 7, 2010 and expiring on the earlier of the one-year anniversary of the date of the 2010 Annual Stockholders Meeting and the date of our 2011 Annual Stockholders Meeting, which is expected to be held in May 2011.

              In addition, at our 2009 Annual Stockholders Meeting, our stockholders approved a proposal authorizing us to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of our common stock subject to certain limitations (including, without limitation, that the number of shares issuable does not exceed 25% of our then outstanding common stock and that the exercise or conversion price thereof is not, at the date of issuance, less than the greater of the market value per share and the net asset value per share of our common stock). The authorization granted to sell or authorize issue warrants or securities to subscribe for or convertible into shares of our common stock has no expiration.

              Any decision to sell shares of our common stock below its then current net asset value per share or securities to subscribe for or convertible into shares of our common stock would be subject to the determination by our board of directors that such issuance is in our and our stockholders' best interests.

              If we were to sell shares of our common stock below its then current net asset value per share, such sales would result in an immediate dilution to the net asset value per share of our common stock. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in the stockholders' interest in our earnings and assets and their voting interest in us than the increase in our assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

              In addition, if we issue warrants or securities to subscribe for or convertible into shares of our common stock, subject to certain limitations, the exercise or conversion price per share could be less than net asset value per share at the time of exercise or conversion (including through the operation of anti-dilution protections). Because we would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of the net asset value per share at the time of exercise or conversion. This dilution would include reduction in net asset value per share as a result of the proportionately greater decrease in the stockholders' interest in our earnings and assets and their voting interest than the increase in our assets resulting from such issuance.

              Further, if current stockholders of the Company do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value per share, their voting power will be diluted. For additional information and hypothetical examples of these risks, see "Sales of Common Stock Below Net Asset Value" and the prospectus supplement pursuant to which such sale is made.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

              In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

              In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—The net asset value per share of our common stock and our stockholders' voting interests in us may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock" and "Sales of Common Stock Below Net Asset Value."

Investors in offerings of our common stock will likely incur immediate dilution upon the closing of such offering.

              We generally expect the public offering price of any offering of shares of our common stock to be higher than the book value per share of our outstanding common stock (unless we offer shares pursuant to a rights offering or after obtaining prior approval for such issuance from our stockholders and our independent directors). Accordingly, investors purchasing shares of common stock in offerings pursuant to this prospectus may pay a price per share that exceeds the tangible book value per share after such offering.

Our stockholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

              All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that do not participate in our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Our stockholders may receive shares of our common stock as dividends, which could result in adverse tax consequences to stockholders.

              In order to satisfy the annual distribution requirement applicable to RICs, we have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash (which portion can be as low as 10% for our taxable years ending on or before December 31, 2011) and certain requirements are met, the entire distribution would be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder would be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of our common stock.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

              Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

The trading market or market value of our publicly issued debt securities may fluctuate.

              Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

  •
  the time remaining to the maturity of these debt securities;

  •
  the outstanding principal amount of debt securities with terms identical to these debt securities;

  •
  the ratings assigned by national statistical ratings agencies;

  •
  the general economic environment;

  •
  the supply of debt securities trading in the secondary market, if any;

  •
  the redemption or repayment features, if any, of these debt securities;

  •
  the level, direction and volatility of market interest rates generally; and

  •
  market rates of interest higher or lower than rates borne by the debt securities.

              You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

              If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in our debt securities.

              Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

FORWARD-LOOKING STATEMENTS

              Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve a number of risks and uncertainties, including statements concerning:

  •
  our, or our portfolio companies', future business, operations, operating results or prospects;

  •
  the return or impact of current and future investments;

  •
  the impact of a protracted decline in the liquidity of credit markets on our business;

  •
  the impact of fluctuations in interest rates on our business;

  •
  the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

  •
  our ability to successfully integrate our business and Allied Capital's business;

  •
  our ability to recover unrealized losses;

  •
  market conditions and our ability to access alternative debt markets and additional debt and equity capital;

  •
  our contractual arrangements and relationships with third parties;

  •
  the general economy and its impact on the industries in which we invest;

  •
  the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  our ability to successfully integrate any acquisitions;

  •
  the adequacy of our cash resources and working capital;

  •
  the timing, form and amount of any dividend distributions;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies; and

  •
  the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments.

              We use words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. Our actual results and condition could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this prospectus.

              The forward-looking statements included in this prospectus have been based on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

              The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933 (the "Securities Act") and Section 21E of the Exchange Act.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Ares Capital Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statements of Operations
For the Six Months Ended June 30, 2010
Unaudited
(in thousands, except share and per share data)

	Actual Ares Capital	Actual Allied Capital	Pro Forma Adjustments		Ares Capital Pro Forma Combined
Performance Data:
Interest and dividend income	$169,531	$49,461	$—	(A)*	$218,992
Fees and other income	18,569	4,631	—		23,200

Total investment income	188,100	54,092	—		242,192
Interest and credit facility fees	31,698	23,605	—	(B)	55,303
Base management fees	20,125	—	7,875	(C)	28,000
Incentive management fees	23,119	—	—	(D)	23,119
Other expenses	31,388	31,357	(29,696	)(E)	33,049

Total expenses	106,330	54,962	(21,821)		139,471

Net investment income before taxes	81,770	(870)	21,821		102,721

Income taxes	524	1,202	—		1,726

Net investment income	81,246	(2,072)	21,821		100,995

Net realized gains (losses)	7,426	(71,532)	—		(64,106)
Net unrealized gains (losses)	122,404	40,277	—		162,681

Net realized and unrealized gains (losses)	129,830	(31,255)	—		98,575
Gain on the Allied Acquisition	195,876	—	(195,876)		—
Gain on extinguishment of debt	—	4,964	—		4,964
Loss on extinguishment of debt	(383)	(6,972)	—		(7,355)

Net increase (decrease) in stockholders' equity	$406,569	$(35,335)	$(174,055)		$197,179

Weighted average shares outstanding	157,978,337	179,938,219	29,407,851	(F)	187,386,188

Earnings (loss) per share	$2.57	$(0.20)	$(5.92)		$1.05

*
Please see Note 2 of the accompanying notes to pro forma condensed consolidated financial statements on page 54.

See accompanying notes to pro forma consolidated financial statements.

Ares Capital Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statements of Operations
For the Year Ended December 31, 2009
Unaudited
(in thousands, except share and per share data)

	Actual Ares Capital	Actual Allied Capital	Pro Forma Adjustments		Ares Capital Pro Forma Combined
Performance Data:
Interest and dividend income	$229,169	$290,986	$—	(A)*	$520,155
Fees and other income	16,103	27,700	—		43,803

Total investment income	245,272	318,686	—		563,958
Interest and credit facility fees	24,262	171,068	—	(B)	195,330
Base management fees	30,409	—	43,039	(C)	73,448
Incentive management fees	33,332	—	—	(D)	33,332
Other expenses	23,287	86,479	(38,711	)(E)	71,055

Total expenses	111,290	257,547	4,328		373,165

Net investment income before taxes	133,982	61,139	(4,328)		190,793

Income taxes	576	5,576	—		6,152

Net investment income	133,406	55,563	(4,328)		184,641

Net realized gains (losses)	(45,963)	(361,128)	—		(407,091)
Net unrealized gains (losses)	88,707	(176,689)	—		(87,982)

Net realized and unrealized gains (losses)	42,744	(537,817)	—		(495,073)
Gain on extinguishment of debt	26,543	83,532	—		110,075
Loss on extinguishment of debt	—	(122,776)	—		(122,776)

Net increase (decrease) in stockholders' equity	$202,693	$(521,498)	$(4,328)		$(323,133)

Weighted average shares outstanding	101,719,800	178,994,228	58,492,537	(F)	160,212,337

Earnings (loss) per share	$1.99	$(2.91)	$(0.07)		$(2.02)

*
Please see Note 2 of the accompanying notes to pro forma condensed consolidated financial statements on page 54.

See accompanying notes to pro forma consolidated financial statements.

Ares Capital Corporation and Subsidiaries
Notes to Pro Forma Condensed Consolidated Statements of Operations
Unaudited
(In thousands, except share and per share data unless otherwise stated)

1.     BASIS OF PRO FORMA PRESENTATION

              The unaudited pro forma condensed consolidated statements of operations related to the merger are included for the six months ended June 30, 2010 and for the year ended December 31, 2009. On October 26, 2009, we entered into a definitive agreement to acquire Allied Capital in an all stock transaction (the "Allied Acquisition"). On April 1, 2010, we completed the Allied Acquisition by acquiring the outstanding shares of Allied Capital in exchange for shares of our common stock in a transaction valued at approximately $908 million as of the closing date. Concurrently with the completion of the Allied Acquisition, we assumed and then repaid in full the $137 million of remaining amounts outstanding on Allied Capital's $250 million senior secured term loan. We also assumed all of Allied Capital's other outstanding debt obligations, including approximately $745 million in principal amount of Allied Capital's Unsecured Notes.

              Under the terms of the transaction, each Allied Capital stockholder received 0.325 shares of our common stock for each share of Allied Capital common stock then owned by such stockholder. In connection with the Allied Acquisition, approximately 58.5 million shares of our common stock (including the effect of outstanding in-the money Allied Capital stock options) were issued to Allied Capital's then-existing stockholders, thereby resulting in our then-existing stockholders owning approximately 69% of the combined company and the then-existing Allied Capital stockholders owning approximately 31% of the combined company.

              The Allied Acquisition was accounted for in accordance with the acquisition method of accounting as detailed in ASC 805-10 (previously SFAS No. 141(R)), Business Combinations. The acquisition method of accounting requires an acquirer to recognize the assets acquired, the liabilities assumed and any noncontrolling interest in the acquired entity based on their fair values as of the date of acquisition. As described in more detail in ASC 805-10, if the total acquisition date fair value of the identifiable net assets acquired exceeds the fair value of the consideration transferred, the excess will be recognized as a gain. Upon completion of our determination of the fair value of Allied Capital's identifiable net assets as of April 1, 2010, the fair value of such net assets exceeded the fair value of the consideration transferred, thereby, resulting in the recognition of a gain. The valuation of the investments acquired as part of the Allied Acquisition was done in accordance with Ares Capital's valuation policy (see Notes 2 and 8 to the consolidated financial statements as of and for the period ended June 30, 2010).

              Following is the allocation of the purchase price to the assets acquired and liabilities assumed as a result of the Allied Acquisition:

Common stock issued	$872,727
Payments to holders of "in-the-money" Allied Capital stock options	35,011 (1)

Total purchase price	$907,738

Assets acquired:
Investments	$1,833,766
Cash and cash equivalents	133,548
Other assets	80,078

Total assets acquired	2,047,392
Debt and other liabilities assumed	(943,778)

Net assets acquired	1,103,614

Gain on acquisition of Allied Capital	(195,876)

$907,738

(1)
Represents cash payment for holders of any "in-the-money" Allied Capital stock options that elected to receive cash

              Ares Capital has elected to be treated as a RIC under subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, Ares Capital is required to timely distribute to its stockholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. The unaudited pro forma condensed consolidated financial information reflects that Ares Capital has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve Ares Capital from U.S. federal income taxes.

              The unaudited pro forma condensed consolidated statements of operations presented in this document is for illustrative purposes only and does not necessarily indicate the results of operations that would have resulted had the merger and subsequent combination been completed at the beginning of the applicable period presented, nor the impact of expense efficiencies, asset dispositions, share repurchases and other factors. The unaudited pro forma condensed consolidated statements of operations are not indicative of the results of operations in future periods of the combined company.

2.     PRO FORMA ADJUSTMENTS

              The pro forma purchase accounting allocation included in the unaudited pro forma condensed consolidated statements of operations is as follows:

A.
The purchase price of certain investments in debt securities being acquired from Allied Capital was determined by Ares Capital to be less than the expected recovery value of such investments. In accordance with GAAP, subsequent to April 1, 2010, Ares Capital will record the accretion to the expected recovery value in interest income over the remaining term of the investment. Other than what was included in the actual results for Ares Capital for the six months ended June 30, 2010, interest income has not been adjusted to reflect the accretion to the expected recovery value for the periods presented. The accretion for the first 12 months subsequent to April 1, 2010 is estimated to be approximately $12 million. However, there can be no assurance that such accretion will be more or less than such estimate.

B.
The fair value of the outstanding debt assumed from Allied Capital was determined by Ares Capital to be below the face amount of such debt. In accordance with GAAP, subsequent to

  April 1, 2010, Ares Capital will record accretion to the face amount in interest expense over the remaining term of the debt. Other than what was included in the actual results for Ares Capital for the six months ended June 30, 2010, interest expense has not been adjusted to reflect the accretion to the face value for the periods presented. The accretion for the first 12 months subsequent to April 1, 2010 is estimated to be approximately $11 million. However, there can be no assurance that such accretion will be more or less than such estimate.

C.
Base management fees were computed based on 1.5% of average total assets other than cash and cash equivalents but including assets purchased with borrowed funds per Ares Capital's investment advisory and management agreement with Ares Capital Management.

D.
Incentive management fees were recomputed based on the formula in Ares Capital's investment advisory and management agreement with Ares Capital Management.

E.
Adjustments to other expenses were made to reflect compensation costs for Allied Capital's employees that would have been covered by the base management fees paid to Ares Capital Management and therefore not incurred by Ares Capital. Additionally, all stock option costs were excluded as such costs would not exist at Ares Capital as there is no stock option plan maintained by Ares Capital. Payments of stock option costs to employees would have been similarly incurred by Ares Capital in the form of incentive management fees paid to Ares Capital Management. Lastly, any actual costs incurred related to the merger and subsequent combination, primarily various transaction costs, were also excluded.

F.
Weighted average shares for the six months ended June 30, 2010 and for the year ended December 31, 2009 have been adjusted to reflect the following:

	For the Six Months Ended June 30, 2010	For the Year Ended December 31, 2009
Ares Capital weighted average shares outstanding	157,978,337	101,719,800
Estimated additional weighted average shares outstanding as a result of the Allied Acquisition	29,407,851	58,492,537

Ares Capital adjusted weighted average shares outstanding	187,386,188	160,212,337

USE OF PROCEEDS

              Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which includes investing in portfolio companies in accordance with our investment objective and strategies and market conditions. We also expect to use the net proceeds of an offering to repay or repurchase outstanding indebtedness, including indebtedness under (a) the Revolving Credit Facility ($431.0 million outstanding as of September 30, 2010), (b) the CP Funding Facility ($283.4 million outstanding as of September 30, 2010), (c) the CLO Notes under the Debt Securitization ($177.2 million of CLO Notes outstanding as of September 30, 2010) and (d) the Unsecured Notes ($632.6 million of Unsecured Notes outstanding as of September 30, 2010). The interest charged on the indebtedness incurred under the Revolving Credit Facility is based on LIBOR (one, two, three or six month) plus an applicable spread of between 2.50% and 4.00%. As of September 30, 2010, the one, two, three and six month LIBOR were 0.26%, 0.27%, 0.29% and 0.46%, respectively, and the effective LIBOR spread was 3.00%. The Revolving Credit Facility expires on January 22, 2013. Subject to certain exceptions, the interest charged on the CP Funding Facility is based on LIBOR plus an applicable spread of between 2.25% and 3.75% or on a "base rate" (which is the higher of a prime rate, or the federal funds rate plus 0.50%) plus an applicable spread of between 1.25% to 2.75%, in each case based on a pricing grid depending upon the credit rating of the Company. The effective LIBOR spread under the CP Funding Facility on September 30, 2010 is 2.75%. The CP Funding Facility is scheduled to expire on January 22, 2013 (subject to two one-year extension options exercisable upon mutual consent). As of September 30, 2010, the blended pricing of the CLO Notes, excluding fees, was approximately three-month LIBOR plus 0.35%. The CLO Notes mature on December 20, 2019. The interest charged on the Unsecured Notes is as follows: (a) 6.625%, in the case of the 2011 Notes, (b) 6.000%, in the case of the 2012 Notes, and (c) 6.875%, in the case of the 2047 Notes. The 2011 Notes, 2012 Notes and 2047 Notes mature on July 15, 2011, April 1, 2012 and April 15, 2047, respectively. The supplement to this prospectus relating to an offering may more fully identify the use of the proceeds from such offering.

              We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus and its related prospectus supplement will be used for the above purposes within three months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and strategies and market conditions, but no longer than within six months of any such offerings.

              Our primary focus is to generate current income and capital appreciation through investments in first and second lien senior loans and mezzanine debt, and, to a lesser extent, equity securities of eligible portfolio companies. In addition to such investments, we may invest up to 30% of our portfolio in opportunistic investments of non-eligible portfolio companies. As part of this 30%, we may invest in debt of middle market companies located outside of the United States. Pending such investments, we will invest a portion of the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not be able to achieve our investment objective and/or pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline. See "Regulation—Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

 PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

              Our common stock trades on The NASDAQ Global Select Market under the symbol "ARCC." Our common stock has historically traded at prices both above and below its net asset value. It is not possible to predict whether the common stock offered hereby will trade at, above, or below net asset value. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Our shares of common stock have traded at a discount from net asset value and may do so again in the future, which could limit our ability to raise additional equity capital."

              The following table sets forth, for each fiscal quarter during the last two fiscal years and the current fiscal year, the net asset value per share of our common stock, the range of high and low closing sales prices of our common stock, the closing sales price as a percentage of net asset value and the dividends or distributions declared by us. On September 30, 2010, the last reported closing sales price of our common stock on The NASDAQ Global Select Market was $15.65 per share, which represented a premium of approximately 10.91% to the net asset value per share reported by us as of June 30, 2010.

		Price Range		High Sales Price to Net Asset Value(2)	Low Sales Price to Net Asset Value(2)	Cash Dividend Per Share(3)
	Net Asset Value(1)
		High	Low
Year ended December 31, 2008
First Quarter	$15.17	$13.81	$11.65	94.9%	80.0%	$0.42
Second Quarter	$13.67	$12.98	$10.08	95.0%	73.7%	$0.42
Third Quarter	$12.83	$12.60	$9.30	98.2%	72.5%	$0.42
Fourth Quarter	$11.27	$10.15	$3.77	90.1%	33.5%	$0.42
Year ending December 31, 2009
First Quarter	$11.20	$7.39	$3.21	66.0%	28.7%	$0.42
Second Quarter	$11.21	$8.31	$4.53	74.1%	40.4%	$0.35
Third Quarter	$11.16	$11.02	$7.04	98.7%	63.1%	$0.35
Fourth Quarter	$11.44	$12.71	$10.21	111.1%	89.2%	$0.35
Year ending December 31, 2010
First Quarter	11.78	$14.82	$11.75	125.8%	99.7%	$0.35
Second Quarter	14.11	$16.40	$12.53	116.2%	88.8%	$0.35
Third Quarter	*	$15.89	$12.44	*	*	$0.35

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.

(2)
Calculated as the respective high or low closing sales price divided by net asset value.

(3)
Represents the dividend or distribution declared in the relevant quarter.

*
Net asset value has not yet been calculated for this period.

              We currently intend to distribute quarterly dividends or distributions to our stockholders. Our quarterly dividends or distributions, if any, will be determined by our board of directors.

              The following table summarizes our dividends declared to date:

Date Declared	Record Date	Payment Date	Amount
December 16, 2004	December 27, 2004	January 26, 2005	$0.30

Total declared for 2004			$0.30

February 23, 2005	March 7, 2005	April 15, 2005	$0.30
June 20, 2005	June 30, 2005	July 15, 2005	$0.32
September 6, 2005	September 16, 2005	September 30, 2005	$0.34
December 12, 2005	December 22, 2005	January 16, 2006	$0.34

Total declared for 2005			$1.30

February 28, 2006	March 24, 2006	April 14, 2006	$0.36
May 8, 2006	June 15, 2006	June 30, 2006	$0.38
August 9, 2006	September 15, 2006	September 29, 2006	$0.40
November 8, 2006	December 15, 2006	December 29, 2006	$0.40
November 8, 2006	December 15, 2006	December 29, 2006	$0.10

Total declared for 2006			$1.64

March 8, 2007	March 19, 2007	March 30, 2007	$0.41
May 10, 2007	June 15, 2007	June 29, 2007	$0.41
August 9, 2007	September 14, 2007	September 28, 2007	$0.42
November 8, 2007	December 14, 2007	December 31, 2007	$0.42

Total declared for 2007			$1.66

February 28, 2008	March 17, 2008	March 31, 2008	$0.42
May 8, 2008	June 16, 2008	June 30, 2008	$0.42
August 7, 2008	September 15, 2008	September 30, 2008	$0.42
November 6, 2008	December 15, 2008	January 2, 2009	$0.42

Total declared for 2008			$1.68

March 2, 2009	March 16, 2009	March 31, 2009	$0.42
May 7, 2009	June 15, 2009	June 30, 2009	$0.35
August 6, 2009	September 15, 2009	September 30, 2009	$0.35
November 5, 2009	December 15, 2009	December 31, 2009	$0.35

Total declared for 2009			$1.47

February 25, 2010	March 15, 2010	March 31, 2010	$0.35
May 10, 2010	June 15, 2010	June 30, 2010	$0.35
August 5, 2010	September 15, 2010	September 30, 2010	$0.35

Total declared for 2010			$1.05

              To maintain our RIC status, we must timely distribute generally an amount equal to at least 90% of our investment company taxable income out of the assets legally available for distribution for each year. To avoid certain excise taxes imposed on RICs, we are generally required to distribute during each calendar year an amount at least equal to the sum of (a) 98% of our ordinary income for the calendar year, plus (b) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, plus (c) any ordinary income and capital gains for preceding years that were not distributed during such years. If this requirement is not met, we will be required to pay a nondeductible excise tax equal to 4% of the amount by which 98% of the current year's taxable income exceeds the distribution for the year. The taxable income on which an excise tax is paid is generally carried forward and distributed to stockholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, as required. Our excise tax benefit for the six months ended June 30, 2010 was approximately $0.1 million and $0.1 million for the year ended December 31, 2009. We cannot assure you that we will achieve results that will permit the payment of any cash distributions.

              We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. See "Dividend Reinvestment Plan."

RATIOS OF EARNINGS TO FIXED CHARGES

              For the six months ended June 30, 2010 and the years ended December 31, 2009, 2008, 2007, 2006 and 2005, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	For the Six Months Ended June 30, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Earnings to Fixed Charges(1)	13.8	9.4	(2.8)	3.4	5.0	28.5

              For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders' equity resulting from operations plus (or minus) income tax expense including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)
Earnings include the net change in unrealized appreciation or depreciation. Net change in unrealized appreciation or depreciation can vary substantially from year to year. Excluding the net change in unrealized appreciation or depreciation, the earnings to fixed charges ratio would be 10.0 for the six months ended June 30, 2010, 5.7 for the year ended December 31, 2009, 4.5 for the year ended December 31, 2008, 3.7 for the year ended December 31, 2007, 5.8 for the year ended December 31, 2006 and 25.6 for the year ended December 31, 2005.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

              The information contained in this section should be read in conjunction with the "Selected Condensed Consolidated Financial Data of Ares Capital," the "Unaudited Selected Pro Forma Condensed Consolidated Financial Data," the "Unaudited Pro Forma Condensed Consolidated Financial Statements" and our and Allied Capital's financial statements and notes thereto appearing elsewhere in this prospectus or the accompanying prospectus supplement.

OVERVIEW

              We are a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a BDC under the Investment Company Act. We were founded on April 16, 2004 and were initially funded on June 23, 2004 and on October 8, 2004 completed our initial public offering (the "IPO").

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component like warrants. To a lesser extent, we also make equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent loan investment). However, we may increase the size or nature of these investments. Also, as a result of the Allied Acquisition, Allied Capital's equity investments, including equity investments larger than those we have historically made and controlled portfolio company equity investments, became part of our portfolio. We intend to actively seek opportunities over time to dispose of certain of these investments and rotate them into higher-yielding first and second lien senior loans and mezzanine debt investments. However, there can be no assurance that this strategy will be successful. For risks relating to these investments, see "Risk Factors—Risks Relating to Our Investments—Investments in equity securities involve a substantial degree of risk."

              We are externally managed by Ares Capital Management, an affiliate of Ares Management, a global alternative asset manager and an SEC registered investment adviser, pursuant to the investment advisory and management agreement. Ares Operations, an affiliate of Ares Management, provides the administrative services necessary for us to operate.

              As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in "qualifying assets," including securities and indebtedness of private U.S. companies and certain public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

              The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to our stockholders generally at least 90% of our investment company taxable income, as defined by the Code, for each year. Pursuant to this election, we generally will not have to pay corporate level taxes on any income that we distribute to our stockholders provided that we satisfy those requirements.

Allied Acquisition

              On April 1, 2010, we consummated the Allied Acquisition in an all stock merger where each existing share of common stock of Allied Capital was exchanged for 0.325 shares of our common stock. The Allied Acquisition was valued at approximately $908 million as of April 1, 2010. In connection therewith, we issued approximately 58.5 million shares of our common stock to Allied Capital's then-existing stockholders, thereby resulting in our then-existing stockholders owning approximately

69% of the combined company and the then-existing Allied Capital stockholders owning approximately 31% of the combined company. See "Risk Factors—Risks Relating to Our Business—We may be unable to realize the benefits anticipated by the Allied Acquisition, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits" for a description of the risks that the Company may face as a result of the Allied Acquisition.

              Accordingly, other than as set forth in the pro forma financial information or otherwise specifically set forth herein, financial information presented herein for and as of periods ending on or prior to March 31, 2010 does not include any information in respect of Allied Capital. In addition, other than as set forth in the pro forma financial information or otherwise specifically set forth herein, financial information for the six months ended June 30, 2010, including, without limitation, with respect to the Company's consolidated statements of operations, stockholders' equity and cash flows, only includes results attributable to Allied Capital for the period beginning April 1, 2010.

CRITICAL ACCOUNTING POLICIES

Basis of Presentation

              The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States, and include the accounts of the Company and its wholly owned subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

Cash and Cash Equivalents

              Cash and cash equivalents include short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

Concentration of Credit Risk

              The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investments

              Investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on the input of our management and audit committee and independent valuation firms that have been engaged at the direction of the board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, with approximately 50% (based on value) of our valuations of portfolio companies without readily available market quotations subject to review by an independent valuation firm each quarter.

              As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation.

              Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, based on the input of our management and audit committee and independent valuation firms under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses that would be realized based on the valuations currently assigned. See "Risk Factors—Risks Relating to our Investments—Price declines and illiquidity in the corporate debt markets have adversely affected, and may in the future adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation."

              With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with the entire investment professional and management team, and then valuation recommendations are presented to the board of directors.

  •
  The audit committee of our board of directors reviews these preliminary valuations, as well as the input of independent valuation firms with respect to the valuations of approximately 50% (based on value) of our portfolio companies without readily available market quotations.

  •
  The board of directors discusses valuations and determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on the input of our management and audit committee and independent valuation firms.

              Effective January 1, 2008, the Company adopted ASC 820-10 (previously Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157")), which expands the application of fair value accounting for investments (see Note 8 to the consolidated financial statements for the period ended June 30, 2010). Investments acquired as part of the Allied Acquisition were accounted for in accordance with ASC 805-10 (previously SFAS No. 141(R)), Business Combinations, which requires that all assets be recorded at fair value. As a result, the initial amortized cost basis and fair value for the acquired investments were the same value at April 1, 2010 (see Note 15 to the consolidated financial statements for the period ended June 30, 2010).

Interest Income Recognition

              Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discounts and premiums from par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

              Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this if the loan has sufficient collateral value and is in the process of collection.

Payment-in-Kind Interest

              The Company has loans in its portfolio that contain a payment-in-kind ("PIK") provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash.

Capital Structuring Service Fees and Other Income

              The Company's investment adviser seeks to provide assistance to our portfolio companies in connection with the Company's investments and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally consist of reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan. The Company's investment adviser may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat.

              Other income includes fees for asset management, management and consulting services, loan guarantees, commitments, amendments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

Foreign Currency Translation

              The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

    (1)
    Market value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

    (2)
    Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions, income or expenses.

              Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuation and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Accounting for Derivative Instruments

              We do not utilize hedge accounting and marks its derivatives to market through operations.

Offering Expenses

              Our offering costs are charged against the proceeds from equity offerings when received.

Debt Issuance Costs

              Debt issuance costs are being amortized over the life of the related credit facility using the straight line method, which closely approximates the effective yield method.

U.S. Federal Income Taxes

              We have elected to be treated as a RIC under Subchapter M of the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, we are required to timely distribute to our stockholders generally at least 90% of investment company taxable income, as defined by the Code, for each year. We have made and intend to continue to make the requisite distributions to our stockholders, which will generally relieve us from U.S. federal income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions, we accrue this excise tax, if any, on estimated excess taxable income as taxable income is earned.

              Certain of our wholly owned subsidiaries are subject to U.S. Federal and state income taxes. Income taxes for certain of our subsidiaries are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Dividends to Common Stockholders

              Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by the board of directors each quarter and is generally based upon the current and expected future earnings estimated by management. Net realized capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for investment.

              We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividend. While we generally use primarily newly issued shares to implement the dividend reinvestment plan (especially if our shares are trading at a premium to net asset value), we may purchase shares in the open market in connection with our obligations under the dividend reinvestment plan. In particular, if our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan.

Use of Estimates in the Preparation of Financial Statements

              The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

New Accounting Pronouncements

              In June 2009, the Financial Accounting Standards Board ("FASB") issued ASC 860 (previously SFAS No. 166, Accounting for Transfer of Financial Assets, which amends the guidance in SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities). It eliminates the concept of qualifying special-purpose entities ("QSPEs"), creates more stringent conditions for reporting a transfer of a portion of a financial asset as a sale, clarifies derecognition criteria of the previous guidance, revises how retained interests are initially measured, and removes the guaranteed mortgage securitization recharacterization provisions. ASC 860 requires additional year-end and interim disclosures for public and nonpublic companies that are similar to the disclosures required by FSP FAS 140-4 and FIN 46(R)-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities. ASC 860 is effective as of the beginning of a company's first fiscal year that begins after November 15, 2009 (January 1, 2010 for calendar year-end companies), and for subsequent interim and annual reporting periods. ASC 860's disclosure requirements must be applied to transfers that occurred before and after its effective date. Early adoption of ASC 860 is prohibited. We are currently evaluating the effect that the provisions of ASC 860 may have on our financial condition and results of operations.

              In June 2009, FASB issued ASC 810 (previously SFAS No. 167, Amendments to FASB Interpretation No. 46(R), which amends the guidance in FASB Interpretation No. ("FIN") 46(R), Consolidation of Variable Interest Entities). It requires reporting entities to evaluate former QSPEs for consolidation, changes the approach to determining the primary beneficiary of a variable interest entity (a "VIE") from a quantitative assessment to a qualitative assessment designed to identify a controlling financial interest, and increases the frequency of required reassessments to determine whether a company is the primary beneficiary of a VIE. It also clarifies, but does not significantly change, the characteristics that identify a VIE. ASC 810 requires additional year-end and interim disclosures for public and non-public companies that are similar to the disclosures required by FSP FAS 140-4 and FIN 46(R)-8. ASC 810 is effective as of the beginning of a company's first fiscal year that begins after November 15, 2009 (January 1, 2010 for calendar year-end companies), and for subsequent interim and annual reporting periods. All QSPE's and entities currently subject to FIN 46(R) will need to be reevaluated under the amended consolidation requirements as of the beginning of the first annual reporting period that begins after November 15, 2009. Early adoption of ASC 810 is prohibited. The FASB agreed at its January 27, 2010 meeting to issue an Accounting Standards Update to finalize its proposal to indefinitely defer ASC 810 for reporting enterprises' interests in entities that either have all of the characteristics of investments companies or for which it is industry practice to apply measurement principles for financial reporting purposes consistent with those that apply to investment companies. The provisions of ASC 810 will not have any impact on our financial condition or results of operations.

              In June 2009, FASB issued ASC 2005, (previously SFAS NO. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles ("GAAP")—a replacement of FASB Statement No. 162 ("Codification")). This Codification will become the source of authoritative U.S. GAAP recognized by FASB to be applied by nongovernmental entities. Once the Codification is in effect, all of its content will carry the same level of authority, effectively superseding SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles. In other words, the GAAP hierarchy will be modified to include only two levels of GAAP: authoritative and nonauthoritative. The Codification is not intended to change GAAP, but it will change the way GAAP is organized and presented. The Codification is effective for financial statements issued for interim and annual periods ending after September 15, 2009. In order to ease the transition to the Codification, the Company has provided the Codification cross-reference alongside the references to the standards issued and adopted prior to the adoption of the Codification.

              In January 2010, the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820), Improving Disclosures About Fair Value Measurements. ASU 2010-06 adds new requirements for disclosures about transfers into and out of Level 1 and 2 inputs and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 inputs. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value, and entities will be required to provide fair value measurement disclosures for each class of assets and liabilities. ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010. Adoption of ASU 2010-06 is not expected to have a significant impact on the Company's financial condition and results of operations.

PORTFOLIO AND INVESTMENT ACTIVITY

(in millions, except number of new investment commitments, terms and percentages)

	Six months ended		Year Ended December 31,
	June 30, 2010	June 30, 2009	2009	2008	2007
	(in millions, except number of new investment commitments, terms and percentages)		(in millions, except number of new investment commitments, terms and percentages)
New investments(1)(4):
New portfolio companies	$419.5	$11.7	$317.6	$600.5	$1,091.6
Existing portfolio companies	289.2	69.2	162.2	305.0	256.0

Total new investments	708.7	80.9	479.8	905.5	1,347.6
Less:
Investments exited(4)	838.9	185.3	604.4	430.3	654.1

New investments(4)	$(130.2)	$(104.4)	$(124.6)	$475.2	$693.5
Principal amount of investments purchased(4):
Senior term debt	$186.1	$115.4	$289.5	$529.2	$886.7
Senior subordinated debt	241.3	31.6	59.4	336.3	187.1
Senior Secured Loan Fund	44.7	—	165.0	—	—
Equity and other	108.1	7.3	61.1	60.4	177.6

Total	$580.2	$154.3	$575.0	$925.9	$1,251.4
Principal amount of investments sold or repaid(4):
Senior term debt	$594.0	$127.2	$283.4	$448.8	$608.3
Senior subordinated debt	154.4	38.5	202.4	29.0	89.8
Senior Secured Loan Fund	15.4	—	—	—	—
Equity and other	7.4	0.2	29.4	7.4	20.6

Total	$771.2	$165.9	$515.2	$485.2	$718.7
Principal amount of investments acquired as part of the Allied Acquisition:
Senior term debt	$661.1	—	—	—	—
Senior subordinated debt	746.6	—	—	—	—
Collateralized loan obligations	114.3	—	—	—	—
Commercial real estate	41.0	—	—	—	—
Equity and other	270.8	—	—	—	—

Total	$1,833.8	—	—	—	—
Principal amount of investments acquired as part of the Allied Acquisition sold or repaid:
Senior term debt	$57.7	—	—	—	—
Senior subordinated debt	71.1	—	—	—	—
Collateralized loan obligations	1.8	—	—	—	—
Equity and other	31.1	—	—	—	—

Total	$161.7	—	—	—	—
Number of new investments(2)(4)	29	15	33	39	47
Average new investment amount(4)	$25.1	$5.55	$14.5	$23.2	$28.7
Weighted average term for new investments (in months)(4)	49	54	74	66	69
Weighted average yield of debt and income producing securities at fair value funded during the period(3)(4)	13.91%	9.81%	13.42%	12.57%	11.51%
Weighted average yield of debt and income producing securities at amortized cost funded during the period(3)(4)	13.96%	10.07%	13.67%	12.58%	11.53%
Weighted average yield of debt and income producing securities at fair value sold or repaid during the period(3)(4)	12.94%	9.95%	13.42%	9.49%	11.67%
Weighted average yield of debt and income producing securities at amortized cost sold or repaid during the period(3)(4)	12.97%	9.79%	12.22%	9.79%	11.72%
Weighted average yield of debt and income producing securities acquired as part of the Allied Acquisition at fair value and amortized cost(3)	13.96%	—%	—%	—%	—%
Weighted average yield of debt and income producing securities acquired as part of the Allied Acquisition at fair value sold or repaid during the period(3)	11.73%	—%	—%	—%	—%
Weighted average yield of debt and income producing securities acquired as part of the Allied Acquisition at amortized cost sold or repaid during the period(3)	11.70%	—%	—%	—%	—%

(1)
New investment commitments include new agreements to fund revolving credit facilities or delayed draw loans.

(2)
Number of new investments represents each commitment to a particular portfolio company.

(3)
When we refer to the "weighted average yield at fair value" in this report, we compute it with respect to particular securities by taking the (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt included in such securities, and dividing it by (b) total debt and income producing securities at fair value included in such securities. When we refer to the "weighted average yield at amortized cost" in this report, we compute it with respect to particular securities by taking the (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt included in such securities, and dividing it by (b) total debt and income producing securities at amortized cost included in such securities.

(4)
Excludes investments acquired as a part of the Allied Acquisition on April 1, 2010.

              Our investment adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our investment adviser grades the risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e. at the time of acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 4 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 3 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to our ability to ultimately recoup the cost of our investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 3. Investments graded 2 indicate that the risk to our ability to recoup the cost of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non- compliance with debt covenants; however, payments are generally not more than 120 days past due. An investment grade of 1 indicates that the risk to our ability to recoup the cost of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 1, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 1, it is not anticipated that we will be repaid in an amount equal to our full initial cost basis. For investments graded 1 or 2, our investment adviser enhances its level of scrutiny over the monitoring of such portfolio company.

              Ares Capital assigned a fair value as of April 1, 2010 to each of the portfolio investments acquired in connection with the Allied Acquisition. Grades on each investment were initially assessed a grade of 3 (i.e., generally the grade we assign a portfolio company at acquisition), reflecting the relative risk to our initial cost basis of such investments. The initial cost basis of each investment acquired in connection with the Allied Acquisition was equal to the fair value of such investment as of April 1, 2010. Many of these portfolio investments were assigned a fair value reflecting a significant discount to Allied Capital's cost basis at the time of Allied Capital's origination or acquisition of the investment. It is important to note that our grading system does not take into account factors or events in respect of the period from when Allied Capital originated or acquired such portfolio investments or the current status of these portfolio investments in terms of compliance with debt facilities, financial performance and similar factors. Rather, it is only intended to measure the risk to Ares Capital's cost basis from the time that Ares Capital acquired the portfolio investment in connection with the Allied Acquisition. Accordingly, it is possible that the grade of certain of these portfolio investments may be reduced or increased in the future.

              Set forth below is the distribution of our portfolio companies as of June 30, 2010 and December 31, 2009 (dollar amounts in thousands).

	June 30, 2010			December 31, 2009
	Fair Value		Number of Companies	Fair Value	Number of Companies
Grade 1	$18,387		9	$7,170	8
Grade 2	75,818		5	154,509	9
Grade 3	3,554,333	(1)	168	1,796,641	70
Grade 4	145,482		6	213,494	8

	$3,794,020		188	$2,171,814	95

(1)
Includes investments acquired in the Allied Acquisition, which were all included in Grade 3 (as discussed above) of $1.7 billion, including 99 companies.

              As of June 30, 2010, the weighted average grade of the investments in our portfolio (excluding investments acquired in connection with the Allied Acquisition), the investments in our portfolio acquired in connection with the Allied Acquisition and the investments in our portfolio as a whole was each 3.0. The weighted average grade of the investments in our portfolio as of December 31, 2009 was 3.0.

              As of June 30, 2010:

  •
  2.3% of our investments (excluding investments acquired in connection with the Allied Acquisition) at amortized cost (0.2% at fair value) were on non-accrual status;

  •
  7.1% of our investments acquired in connection with the Allied Acquisition at amortized cost (7.4% at fair value) were on non-accrual status; and

  •
  9.4% at amortized cost (or 7.6% at fair value) of the investments in our portfolio as a whole were on non-accrual status.

              As of December 31, 2009, 2.5% of our investments at amortized cost (or 0.5% at fair value) were on non-accrual status.

              The weighted average yields of the following portions of our portfolio as of June 30, 2010 and December 31, 2009 were as follows:

	June 30, 2010		December 31, 2009
	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Debt and income producing securities	13.39%	13.40%	12.67%	12.08%
Debt and income producing securities for investments acquired as part of the Allied Acquisition	13.90%	14.29%	—%	—%
Total portfolio	10.12%	9.91%	11.19%	10.23%
Senior term debt	9.87%	9.50%	11.42%	10.62%
Senior subordinated debt	13.08%	12.64%	13.74%	12.47%
Senior Secured Loan Fund	19.94%	21.22%	17.00%	17.00%
Income producing equity securities	17.68%	22.16%	9.61%	10.52%
First lien senior term debt	9.33%	9.36%	10.67%	10.38%
Second lien senior term debt	12.47%	10.05%	12.92%	11.06%

RESULTS OF OPERATIONS

For the three and six months ended June 30, 2010 and 2009

              Operating results for the three and six months ended June 30, 2010 and 2009 are as follows (in thousands):

	For the three months ended		For the six months ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Total investment income	$121,590	$59,111	$188,100	$115,127
Total expenses	71,363	27,085	106,330	52,870

Net investment income before income taxes	50,227	32,026	81,770	62,257
Income tax expense (benefit), including excise tax	686	78	524	109

Net investment income	49,541	31,948	81,246	62,148
Net realized gains (losses) from investments	11,924	(741)	7,043	23,967
Net unrealized gains (losses) from investments	72,813	3,546	122,404	(16,328)
Gain from acquisition of Allied Capital	195,876	—	195,876	—

Net increase in stockholders' equity resulting from operations	$330,154	$34,753	$406,569	$69,787

              Net income can vary substantially from period to period as a result of various factors, including the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, quarterly comparisons of net income may not be meaningful.

Investment Income

              For the three months ended June 30, 2010, total investment income increased $62.5 million, or 106%, to $121.6 million from $59.1 million for the comparable period in 2009. For the three months ended June 30, 2010, total investment income primarily consisted of $104.1 million in interest income from investments, $7.7 million in capital structuring service fees, $4.1 million in management fees and $3.4 million in dividend income. Interest income from investments increased $50.1 million, or 93%, to $104.1 million for the three months ended June 30, 2010 from $54.0 million for the comparable period in 2009. The increase in interest income from investments was primarily due to the increase in investments and largely due to the investments acquired as part of the Allied Acquisition, as the average investments at fair value increased from $2.0 billion for the three months ended June 30, 2009 to $3.0 billion for the three months ended June 30, 2010. Interest income from investments acquired as part of the Allied Acquisition was approximately $43.6 million for the three months ended June 30, 2010. Capital structuring service fees increased $7.1 million, or 1,176%, to $7.7 million for the three months ended June 30, 2010 from $0.6 million for the comparable period in 2009. The increase in capital structuring service fees was primarily due to the increase in new investment commitments for the three months ended June 30, 2010 as compared to the three months ended June 30, 2009. Management fees increased $2.2 million, or 119%, to $4.1 million for the three months ended June 30, 2010 from $1.9 million for the comparable period in 2009. The increase in management fees was primarily related to $2.9 million in management fees related to the investments and management contracts acquired as part of the Allied Acquisition as well as management fees earned related to the Senior Secured Loan Fund.

              For the six months ended June 30, 2010, total investment income increased $73.0 million, or 63%, to $188.1 million from $115.1 million for the comparable period in 2009. For the six months ended June 30, 2010, total investment income primarily consisted of $165.6 million in interest income from investments, $9.8 million in capital structuring service fees, $5.6 million in management fees and $3.9 million in dividend income. Interest income from investments increased $59.3 million, or 56%, to $165.6 million for the six months ended June 30, 2010 from $106.3 million for the comparable period in 2009. The increase in interest income from investments was primarily due to the increase in investments and largely due to the investments acquired as part of the Allied Acquisition, as the average investments at fair value increased from $2.2 billion for the six months ended June 30, 2009 to $2.6 billion for the six months ended June 30, 2010. Interest income from investments acquired as part of the Allied Acquisition were approximately $43.6 million for the six months ended June 30, 2010. Capital structuring service fees increased $7.9 million, or 430%, to $9.8 million for the six months ended June 30, 2010 from $1.8 million for the comparable period in 2009. The increase in capital structuring service fees was primarily due to the increase in new investment commitments for the six months ended June 30, 2010 as compared to the six months ended June 30, 2009. Management fees increased $3.0 million, or 116%, to $5.6 million for the six months ended June 30, 2010 from $2.6 million for the comparable period in 2009. The increase in management fees was primarily related to $2.9 million in management fees related to the investments and management contracts acquired as part of in the Allied Acquisition as well as management fees earned related to the Senior Secured Loan Fund.

Operating Expenses

              For the three months ended June 30, 2010, total expenses increased $44.3 million, or 163%, to $71.4 million from $27.1 million for the comparable period in 2009. Interest expense and credit facility fees increased $16.8 million, or 267%, to $23.1 million for the three months ended June 30, 2010 from $6.3 million for the comparable period in 2009, primarily due to the additional interest expense incurred for the three months ended June 30, 2010 on the Unsecured Notes assumed in the Allied Acquisition of $15.0 million. Base and incentive management fees increased $11.2 million, or 74%, to $26.7 million from $15.4 million in total for the comparable period in 2009, primarily due to the increase in investments and the related interest income on those investments as a result of the Allied Acquisition, partially offset by an increase in interest expense related to the assumption of the Unsecured Notes in the Allied Acquisition. For the three months ended June 30, 2010, the Company also incurred $12.5 million in professional fees and other costs related to the Allied Acquisition that were not incurred in the comparable period in 2009.

              For the six months ended June 30, 2010, total expenses increased $53.4 million, or 101%, to $106.3 million from $52.9 million for the comparable period in 2009. Interest expense and credit facility fees increased $18.8 million, or 146%, to $31.7 million for the six months ended June 30, 2010 from $12.9 million for the comparable period in 2009, primarily due to the additional interest expense incurred for the six months ended June 30, 2010 on the Unsecured Notes assumed in the Allied Acquisition of $15.0 million. For the six months ended June 30, 2010, the Company also incurred $16.3 million in professional fees and other costs related to the Allied Acquisition that were not incurred in the comparable period in 2009. Base and incentive management fees increased $12.7 million, or 42%, to $43.3 million from $30.5 million in total for the comparable period in 2009, primarily due to the increase in investments and the related interest income on those investments as a result of the Allied Acquisition.

Income Tax Expense, Including Excise Tax

              The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a

RIC, among other things, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. Among other things, the Company has, in order to maintain its RIC status, made and intends to continue to make the requisite distributions to its stockholders which will generally relieve the Company from U.S. Federal income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the three and six months ended June 30, 2010, the Company recorded no amounts for U.S. Federal excise tax. For the three months ended June 30, 2009, the Company recorded no amounts for U.S. Federal excise tax. For the six months ended June 30, 2009, the Company recognized $0.1 million of benefits for U.S. Federal excise tax.

              Certain of our subsidiaries are subject to U.S. Federal and state income taxes. For the three and six months ended June 30, 2010, we recorded a tax expense of $0.7 million and $0.5 million, respectively, for these subsidiaries, and for the three and six months ended June 30, 2009, we recorded a tax expense of approximately $0.1 million and $0.1 million, respectively, for these subsidiaries.

Net Unrealized Gains/Losses

              For the three months ended June 30, 2010, the Company had net unrealized gains of $72.8 million, which were primarily comprised of $125.5 million in unrealized appreciation, $43.3 million in unrealized depreciation and $9.4 million related to the reversal of prior period net unrealized appreciation. Of the total net unrealized gains for the three months ended June 30, 2010, $46.3 million were related to investments acquired as part of the Allied Acquisition, which were primarily comprised of $73.1 million in unrealized appreciation and $26.8 million in unrealized depreciation. The most significant changes in net unrealized appreciation and depreciation for the total portfolio (excluding the reversal of prior period net unrealized appreciation) during the three months ended June 30, 2010 were as follows (in millions):

For the three months ended June 30, 2010
Portfolio Company	Net Unrealized Appreciation (Depreciation)
Senior Secured Loan Fund(1)	$8.7
IHAM(1)	5.9
Component Hardware Group, Inc.	5.6
S.B. Restaurant Company	5.2
Air Medical Group Holdings LLC	4.8
Callidus Debt Partners CLO Fund VI, Ltd.	4.7
Callidus MAPS CLO Fund I, LLC	4.5
Stag-Parkway, Inc.	4.5
Callidus MAPS CLO Fund II, LLC	4.4
BenefitMall Holdings, Inc.	4.1
Callidus Debt Partners CLO Fund VII, Ltd.	4.0
DSI Renal, Inc.	3.9
Promo Works, LLC	3.8
Woodstream Corporation	3.6
Tradesmen International, Inc.	3.4

For the three months ended June 30, 2010
Portfolio Company	Net Unrealized Appreciation (Depreciation)
Callidus Debt Partners CLO Fund III, Ltd.	3.2
Instituto de Banca y Comercio, Inc.	2.6
Canon Communications LLC	2.4
Callidus Debt Partners CLO Fund IV, Ltd.	2.3
Things Remembered, Inc.	2.3
Dryden XVIII Leveraged Loan 2007 Limited	2.2
Industrial Container Services, LLC	2.2
Network Hardware Resale LLC	1.9
Callidus Debt Partners CLO Fund V, Ltd.	1.7
Allied Capital Venture Fund	1.4
Coverall North America, Inc.	1.4
NPH, Inc	1.3
Fidus Mezzanine Capital, L.P.	1.3
OTG Management, Inc.	1.3
eInstruction Corporation	1.2
Apogee Retail LLC	1.2
Financial Pacific Company	1.2
Web Services Company, LLC	1.1
Bumble Bee Foods, LLC	1.1
Carador PLC	1.1
MPBP Holdings, Inc.	(1.1)
Pangaea CLO 2007-1 Ltd.	(1.2)
Huddle House Inc.	(1.7)
Tranzact Holdings LLC	(1.7)
Distant Lands Trading Co.	(1.8)
InSight Pharmaceuticals Corporation	(1.8)
Ciena Capital LLC	(1.9)
Crescent Hotels & Resorts, LLC	(2.4)
Border Foods, Inc.	(2.6)
Aquila Binks Forest Development, LLC	(2.8)
PENN Detroit Diesel Allison LLC	(2.9)
FirstLight Financial Corporation	(3.1)
The Step2 Company, LLC	(3.5)
Knightsbridge CLO 2007-1 Ltd.(1)	(3.5)
Knightsbridge CLO 2008-1 Ltd.(1)	(3.6)
Other	12.3

Total	$82.2

(1)
See Note 10 to the consolidated financial statements for the period ended June 30, 2010.

              For the three months ended June 30, 2009, the Company had net unrealized gains of $3.5 million, which was primarily comprised of $37.4 million in unrealized depreciation, $40.9 million in unrealized appreciation. The most significant changes in net unrealized appreciation and depreciation during the three months ended June 30, 2009 were as follows (in millions):

For the three months ended June 30, 2009
Portfolio Company	Unrealized Appreciation (Depreciation)
IHAM(1)	$8.0
Waste Pro USA, Inc.	3.1
DSI Renal, Inc.	2.9
Apple & Eve, LLC	2.7
Capella Healthcare, Inc.	2.6
Best Brands Corp.	2.5
ADF Restaurant Group, LLC	2.1
Booz Allen & Hamilton, Inc.	1.8
Savers, Inc.	1.7
Wyle Laboratories, Inc.	1.4
Encanto Restaurants, Inc.	1.2
Wear Me Apparel, LLC	1.2
Carador PLC	(1.1)
MPBP Holdings, Inc.	(1.3)
Wastequip, Inc.	(1.3)
Vistar Corporation	(1.5)
DirectBuy Investors, LP	(1.5)
Courtside Acquisition Corp.	(1.7)
Vantage Oncology, Inc	(1.8)
Sigma International Group, Inc.	(1.8)
Reflexite Corporation	(2.5)
National Print Group, Inc.	(2.8)
Summit Business Media, LLC	(3.0)
LVCG Holdings LLC	(3.7)
Firstlight Financial Corporation	(10.9)
Other	7.2

Total	$3.5

(1)
See Note 10 to the consolidated financial statements for the period ended June 30, 2010.

              For the six months ended June 30, 2010, the Company had net unrealized gains of $122.4 million, which was primarily comprised of $183.1 million in unrealized appreciation, $59.9 million in unrealized depreciation and $0.8 million related to the reversal of prior period net unrealized appreciation. Of the total net unrealized gains for the six months ended June 30, 2010, $46.3 million was related to investments acquired as part of the Allied Acquisition, which was primarily comprised of $73.1 million in unrealized appreciation and $26.8 million in unrealized depreciation. The most significant changes in net unrealized appreciation and depreciation for the total (excluding the reversal of prior period net unrealized depreciation) during the six months ended June 30, 2010 were as follows (in millions):

For the six months ended June 30, 2010
Portfolio Company	Net Unrealized Appreciation (Depreciation)
R3 Education, Inc.	$15.0
Senior Secured Loan Fund(1)	12.3
IHAM(1)	8.5
Things Remembered, Inc.	7.0
DSI Renal, Inc.	6.3
Component Hardware Group, Inc.	5.6
S.B. Restaurant Company	5.2
Air Medical Group Holdings LLC	4.8
Callidus Debt Partners CLO Fund VI, Ltd.	4.7
Woodstream Corporation	4.7
Callidus MAPS CLO Fund I, LLC	4.5
Stag-Parkway, Inc.	4.5
Callidus MAPS CLO Fund II, LLC	4.4
BenefitMall Holdings, Inc.	4.1
Callidus Debt Partners CLO Fund VII, Ltd.	4.0
Campus Management Corp.	4.0
Promo Works, LLC	3.8
VOTC Acquisition Corp.	3.7
Instituto de Banca y Comercio, Inc.	3.7
Industrial Container Services, LLC	3.4
Tradesmen International, Inc.	3.4
OTG Management, Inc.	3.2
Callidus Debt Partners CLO Fund III, Ltd.	3.2
Canon Communications LLC	2.4
Callidus Debt Partners CLO Fund IV, Ltd.	2.3
Dryden XVIII Leveraged Loan 2007 Limited	2.2
Web Services Company, LLC	2.2
Planet Organic Health Corp.	1.9
Network Hardware Resale LLC	1.9
Vistar Corporation	1.8
Waste Pro USA, Inc.	1.8
Apogee Retail LLC	1.7
Bumble Bee Foods, LLC	1.7
Growing Family, Inc.	1.7
Callidus Debt Partners CLO Fund V, Ltd.	1.7
Carador PLC	1.5
Allied Capital Venture Fund	1.4
The Kenan Advantage Group, Inc.	1.4
Coverall North America, Inc.	1.4
Pillar Holdings LLC	1.4
NPH, Inc	1.3
Fidus Mezzanine Capital, L.P.	1.3
Ivy Hill Middle Market Credit Fund, Ltd.	1.3
eInstruction Corporation	1.2

For the six months ended June 30, 2010
Portfolio Company	Net Unrealized Appreciation (Depreciation)
Financial Pacific Company	1.2
GG Merger Sub I, Inc.	1.2
Pangaea CLO 2007-1 Ltd.	(1.2)
Tranzact Holdings LLC	(1.6)
Huddle House Inc.	(1.7)
Distant Lands Trading Co.	(1.8)
InSight Pharmaceuticals Corporation	(1.8)
Ciena Capital LLC	(1.9)
ADF Restaurant Group, LLC	(2.1)
Crescent Hotels & Resorts, LLC	(2.4)
Border Foods, Inc.	(2.6)
Trivergance Capital Partners, LP	(2.6)
Aquila Binks Forest Development, LLC	(2.8)
PENN Detroit Diesel Allison LLC	(2.9)
The Step2 Company, LLC	(3.5)
Knightsbridge CLO 2007-1 Ltd.(1)	(3.5)
Knightsbridge CLO 2008-1 Ltd.(1)	(3.6)
MPBP Holdings, Inc.	(5.6)
FirstLight Financial Corporation	(6.8)
Other	9.7

Total	$123.2

(1)
See Note 10 to the consolidated financial statements for the period ended June 30, 2010.

              For the six months ended June 30, 2009, the Company had net unrealized losses of $16.3 million, which was primarily comprised of $71.3 million in unrealized depreciation and $53.6 million in unrealized appreciation and $1.4 million relating to the reversal of prior period net unrealized depreciation. The most significant changes in net unrealized appreciation and depreciation during the six months ended June 30, 2009 were as follows (in millions):

For the six months ended June 30, 2009
Portfolio Company	Unrealized Appreciation (Depreciation)
Apple & Eve, LLC	$8.2
IHAM(1)	8.0
Best Brands Corp.	6.3
Capella Healthcare, Inc.	4.3
Waste Pro USA, Inc.	3.2
Booz Allen Hamilton, Inc.	3.0
DSI Renal, Inc.	2.2
Prommis Solutions, LLC	2.1
ADF Restaurant Group	2.1
Magnacare Holdings, Inc.	1.4
Wyle Laboratories, Inc.	1.4
Diversified Collections Services, Inc.	1.3
Encanto Restaurants, Inc.	1.2
Wear Me Apparel, LLC	1.2
OTG Management, Inc.	(1.1)
MPBP Holdings, Inc.	(1.3)
Vistar Corporation	(1.5)
Sigma International Group, Inc.	(1.8)
Things Remembered, Inc.	(1.8)
HB&G Building Products	(1.8)
Carador PLC	(2.6)
Wastequip, Inc.	(2.7)
AWTP, LLC	(2.7)
VOTC Acquisition Corp.	(2.8)
Growing Family, Inc.	(3.4)
Courtside Acquisition Corp.	(3.4)
Summit Business Media, LLC	(4.0)
Direct Buy Holdings, Inc.	(4.1)
National Print Group, Inc.	(4.3)
LVCG Holdings LLC	(4.5)
Reflexite Corporation	(10.6)
Firstlight Financial Corporation	(11.0)
Other	1.8

Total	$(17.7)

(1)
See Note 10 to the consolidated financial statements for the period ended June 30, 2010.

Net Realized Gains/Losses

              During the three months ended June 30, 2010, the Company recognized a gain on the acquisition of Allied Capital of $196 million (see Note 15 to the consolidated financial statements for the period ended June 30, 2010). Additionally, during the three months ended June 30, 2010, the Company had $632 million of sales and repayments resulting in $12.3 million of net realized gains. Net realized gains on investments were comprised of $14.1 million of gross realized gains and $1.8 million of gross realized losses. Of the $12.3 million of net realized gains, approximately $0.5 million were from investments acquired as part of the Allied Acquisition. The most significant realized gains and losses on investments for the three months ended June 30, 2010 (excluding the gain on the acquisition of Allied Capital) were as follows (in millions):

For the three months ended June 30, 2010
Portfolio Company	Realized Gain (Loss)
Instituto de Banca y Comercio, Inc.	$3.6
DSI Renal, Inc.	3.0
The Kenan Advantage Group, Inc.	1.8
Capella Healthcare, Inc.	1.6
Planet Organic Health Corp.	(1.8)
Other	4.1

Total	$12.3

              During the three months ended June 30, 2009, the Company had $85.8 million of sales and repayments resulting in $0.9 million of net realized losses. These sales and repayments included $4.0 million of loans sold to the Ivy Hill Funds, the two middle market credit funds managed by our affiliate, IHAM (see Note 10 to the consolidated financial statements for the period ended June 30, 2010 for more detail on IHAM and its managed funds). Net realized losses on investments were comprised of $0.1 million of gross realized gains and $1.0 of gross realized losses. The most significant realized gains and losses on investments for the three months ended June 30, 2009 were as follows (in millions):

Portfolio Company	Realized Gain (Loss)
Diversified Collection Services, Inc.	$0.1
Instituto de Banca y Comercio, Inc.	(0.9)
Other	(0.1)

Total	$(0.9)

              During the six months ended June 30, 2010, the Company recognized a gain on the acquisition of Allied Capital of $196 million. Additionally, during the six months ended June 30, 2010, the Company had $945 million of sales and repayments resulting in $7.4 million of net realized gains. These sales and repayments included $94.5 million of loans sold to Ivy Hill I and Ivy Hill II, two middle market credit funds managed by our portfolio company, IHAM (see Note 10 to the consolidated financial statements for the period ended June 30, 2010 for more detail on IHAM and its managed funds). Net realized gains on investments were comprised of $21.6 million of gross realized gains and $14.2 million of gross realized losses. The most significant realized gains and losses on investments for the six months ended June 30, 2010 were as follows (in millions):

For the six months ended June 30, 2010
Portfolio Company	Realized Gain (Loss)
DSI Renal, Inc.	$3.8
Instituto de Banca y Comercio, Inc.	3.6
Best Brands Corp.	2.4
The Kenan Advantage Group, Inc.	1.8
Capella Healthcare, Inc.	1.6
Daily Candy, Inc.	1.3
Magnacare Holdings, Inc.	1.2
Wyle Laboratories, Inc.	1.1
Savers, Inc.	1.0
Arrow Group Industries	(1.2)
Planet Organic Health Corp.	(1.8)
3091779 Nova Scotia Inc.	(3.5)
Growing Family, Inc.	(7.6)
Other	3.7

Total	$7.4

              During the six months ended June 30, 2009, the Company repurchased $34.8 million of the CLO Notes (as defined below) resulting in a $26.5 million realized gain on the extinguishment of debt. The Company also had $163.2 million of sales and repayments resulting in $2.7 million of net realized losses. These sales and repayments included $40.5 million of loans sold to the Ivy Hill Funds. Net realized losses on investments were comprised of $0.2 million of gross realized gains and $2.9 of gross realized losses. The most significant realized gains and losses on investments for the six months ended June 30, 2009 were as follows (in millions):

Portfolio Company	Realized Gain (Loss)
Diversified Collection Services, Inc.	$0.2
Heartland Dental Care, Inc.	(0.2)
Bumble Bee Foods, LLC	(0.2)
Campus Management Corp.	(0.5)
Instituto de Banca y Comercio, Inc.	(0.9)
Capella Healthcare, Inc.	(1.0)
Other	(0.1)

Total	$(2.7)

For the years ended December 31, 2009, 2008 and 2007

              Operating results for the years ended December 31, 2009, 2008 and 2007 are as follows (in thousands):

	For the Year Ended December 31,
	2009	2008	2007
Total Investment Income	$245,272	$240,461	$188,873
Total Expenses	111,290	113,221	94,750

Net Investment Income Before Income Taxes	133,982	127,240	94,123
Income Tax Expense (Benefit), Including Excise Tax	576	248	(826)

Net Investment Income	133,406	126,992	94,949
Net Realized Gains (Losses)	(19,420)	6,371	6,544
Net Unrealized Gains (Losses)	88,707	(272,818)	(10,661)

Net Increase (Decrease) in Stockholders' Equity Resulting From Operations	$202,693	$(139,455)	$90,832

Investment Income

              For the year ended December 31, 2009, total investment income increased $4.8 million, or 2% over the year ended December 31, 2008. Interest income from investments increased $16.6 million, or 8%, to $225.1 million for the year ended December 31, 2009 from $208.5 million for the comparable period in 2008. The increase in interest income from investments was primarily due to the increase in the size of the portfolio as well as increases in the weighted average yield on the portfolio. The average investments, at amortized cost, for the year increased to $2.3 billion for the year ended December 31, 2009 from $2.2 billion for the comparable period in 2008. Capital structuring service fees decreased $15.6 million, or 74%, to $5.6 million for the year ended December 31, 2009 from $21.2 million for the comparable period in 2008. The decrease in capital structuring service fees was primarily due to the decrease in new investments originated which declined from $906 million for the year ended December 31, 2008 to $480 million for the comparable period in 2009.

              For the year ended December 31, 2008, total investment income increased $51.6 million, or 27% over the year ended December 31, 2007. Interest income from investments increased $46.0 million, or 28%, to $208.5 million for the year ended December 31, 2008 from $162.4 million for the comparable period in 2007. The increase in interest income from investments was primarily due to the increase in the size of the portfolio as well as increases in the weighted average yield on the portfolio. The average investments, at fair value, for the year increased to $2.0 billion for the year ended December 31, 2008 from $1.5 billion for the comparable period in 2007. Capital structuring service fees increased $3.2 million, or 18%, to $21.2 million for the year ended December 31, 2008 from $18.0 million for the comparable period in 2007. The increase in capital structuring service fees was primarily due to the increase in fee percentages as a result of more favorable terms available in the current market.

Operating Expenses

              For the year ended December 31, 2009, total expenses decreased $1.9 million, or 2%, from the year ended December 31, 2008. Interest expense and credit facility fees decreased $12.2 million, or 34%, to $24.3 million for the year ended December 31, 2009 from $36.5 million for the comparable period in 2008, despite increases in the outstanding borrowings for the period. The average outstanding borrowings during the year ended December 31, 2009 was $870.0 million compared to average outstanding borrowings of $819.0 million for the comparable period in 2008. The increase in outstanding borrowings was more than offset by the decline in the average cost of borrowing which went from 4.06% for the year ended December 31, 2008 to 2.16% for the year ended December 31, 2009. The decrease in interest expense and credit facility fees was partially offset by an increase in professional fees. For the year ended December 31, 2009, professional fees increased $6.8 million, or 113%, to $12.7 million for the year ended December 31, 2009 from $5.9 million for the comparable period in 2008. Of the $6.8 million increase in professional fees, $4.9 million were related to the Allied Acquisition. Incentive fees related to pre-incentive fee net investment income increased $1.6 million, or 5%, to $33.3 million for the year ended December 31, 2009 from $31.7 million for the comparable period in 2008, primarily due to the increase in the size of the portfolio and the related increase in net investment income.

              For the year ended December 31, 2008, total expenses increased $18.5 million, or 19%, from the year ended December 31, 2007. Base management fees increased $6.9 million, or 29%, to $30.5 million for the year ended December 31, 2008 from $23.5 million for the comparable period in 2007, primarily due to the increase in the size of the portfolio. Incentive fees related to pre-incentive fee net investment income increased $8.2 million, or 35%, to $31.7 million for the year ended December 31, 2008 from $23.5 million for the comparable period in 2007, primarily due to the increase in the size of the portfolio and the related increase in net investment income. The increase in total expenses was partially offset by the decline in interest expense and credit facility fees. Interest expense and credit facility fees decreased $0.4 million, or 1%, to $36.5 million for the year ended December 31, 2008 from $36.9 million for the comparable period in 2007, despite significant increases in the outstanding borrowings for the period. The average outstanding borrowings during the year ended December 31, 2008 was $819.0 million compared to average outstanding borrowings of $567.9 million for the comparable period in 2007. The increase in outstanding borrowings was more than offset by the decline in the average cost of borrowing which went from 6.08% for the year ended December 31, 2007 to 4.06% for the year ended December 31, 2008.

Income Tax Expense, Including Excise Tax

              The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. Among other things, the Company has, in order to maintain its RIC status, made and intends to continue to make the requisite distributions to its stockholders which will generally relieve the Company from U.S. federal income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the year ended December 31, 2009, a net benefit of $0.1 million was recorded for federal excise tax. For the years ended December 31, 2008 and 2007 provisions of approximately $0.1 million were recorded for federal excise tax for both years.

              Certain of our wholly owned subsidiaries are subject to U.S. federal and state income taxes. For the years ended December 31, 2009 and 2008, we recorded a tax provision of approximately $0.6 million and $0.1 million, respectively, for these subsidiaries. For the year ended December 31, 2007, we recorded a tax benefit of $0.9 million, for these subsidiaries, respectively.

Net Realized Gains/Losses

              During the year ended December 31, 2009, the Company had $461.8 million of sales, repayments or exits resulting in $46.0 million of net realized losses. These sales, repayments or exits included $44.1 million of loans sold to the Ivy Hill Funds. Net realized losses were comprised of $20.3 million of gross realized gains and $66.3 million of gross realized losses. The most significant realized gains and losses during the year ended December 31, 2009 were as follows (in millions):

Portfolio Company	Realized Gain (Loss)
Waste Pro USA, Inc.	$12.3
Bumble Bee Foods, LLC.	3.6
PODS Holdings, Inc	1.8
Best Brands Corporation.	1.2
Capella Healthcare, Inc	(1.0)
Making Memories Wholesale, Inc	(14.2)
Wear Me Apparel, LLC	(15.0)
Courtside Acquisition Corp.	(34.3)
Other	(0.4)

Total	$(46.0)

              During the year ended December 31, 2008, the Company had $495.6 million of sales and repayments resulting in $6.6 million of net realized gains. These sales and repayments included the $75.5 million of loans sold to the Ivy Hill Funds. Net realized gains were comprised of $6.8 million of gross realized gains and $0.2 million of gross realized losses. The most significant realized gains and losses during the year ended December 31, 2008 were as follows (in millions):

Portfolio Company	Realized Gain (Loss)
Dufry AG	$2.8
Waste Pro USA, Inc.	2.0
Daily Candy, Inc.	1.3
Other	0.5

Total	$6.6

              During the year ended December 31, 2007, the Company had $725.2 million of sales and repayments resulting in $6.6 million of net realized gains. These sales and repayments included the $133.0 million of loans sold to Ivy Hill I. Net realized gains were comprised of $16.2 million of gross realized gains and $9.7 million of gross realized losses. The most significant realized gains and losses during the year ended December 31, 2007 were as follows (in millions):

Portfolio Company	Realized Gain (Loss)
The GSI Group, Inc.	$6.2
Varel Holdings, Inc.	4.0
Equinox SMU Partners LLC	3.5
Berkline/Benchcraft Holdings LLC	(8.8)
Other	1.7

Total	$6.6

Net Unrealized Gains/Losses

              For the year ended December 31, 2009, the Company had net unrealized gains of $88.7 million, which was comprised of $125.0 million in unrealized appreciation, $92.4 million in unrealized depreciation and $56.1 million related to the reversal of prior period net unrealized depreciation recorded upon exit of an investment. The most significant changes in net unrealized appreciation and depreciation during the year ended December 31, 2009 were as follows (in millions):

Portfolio Company	Unrealized Appreciation (Depreciation)
DSI Renal, Inc.	$19.0
Apple & Eve, LLC	12.4
IHAM	11.6
Best Brands Corporation	7.9
Capella Healthcare, Inc.	7.2
Wear Me Apparel, LLC	6.0
Prommis Solutions, LLC	4.8
Waste Pro USA, Inc.	4.2
Instituto de Banco Y Comercio, Inc.	3.6
Booz Allen Hamilton, Inc.	3.5
MPBP Holdings, Inc.	(3.1)
National Print Group, Inc.	(3.2)
Courtside Acquisition Corp.	(3.4)
Direct Buy Holdings, Inc.	(3.4)
HCP Acquisitions Holdings, LLC.	(3.7)
Canon Communications LLC.	(3.9)
Growing Family, Inc.	(5.0)
AWTP, LLC.	(5.5)
Summit Business Media, LLC	(5.7)
Wastequip, Inc.	(5.9)
LVCG Holdings LLC	(8.2)
Reflexite Corporation	(10.9)
Firstlight Financial Corporation	(11.1)
Other	25.4

Total	$32.6

              For the year ended December 31, 2008, the Company had net unrealized losses of $272.8 million, which was comprised of $54.9 million in unrealized appreciation, $323.9 million in unrealized depreciation and $3.8 million relating to the reversal of prior period net unrealized appreciation. The most significant changes in net unrealized appreciation and depreciation during the year ended December 31, 2008 were as follows (in millions):

Portfolio Company	Unrealized Appreciation (Depreciation)
R3 Education, Inc.	$5.0
Instituto de Banco Y Comercio, Inc.	4.5
Industrial Container Services LLC	4.1
Diversified Collection Services, Inc.	3.4
Campus Management Corp.	3.0
Prommis Solutions, LLC	(3.1)
309179 Nova Scotia, Inc.	(3.1)
National Print Group, Inc.	(3.1)
Athletic Club Holdings, Inc.	(3.2)
Booz Allen Hamilton, Inc.	(3.2)
Wastequip, Inc.	(3.3)
Direct Buy Holdings, Inc.	(3.6)
OnCURE Medical Corp.	(3.6)
VSS-Tranzact Holdings, LLC	(4.0)
Summit Business Media, LLC	(4.0)
Best Brands Corporation	(4.3)
GG Merger Sub I, Inc.	(4.7)
Apogee Retail, LLC	(4.8)
Ivy Hill Middle Market Credit Fund, Ltd.	(5.6)
Making Memories Wholesale, Inc.	(6.7)
Vistar Corporation	(6.9)
HB&G Building Products	(7.4)
Growing Family, Inc.	(7.5)
Primis Marketing Group, Inc.	(7.6)
Capella Healthcare, Inc.	(9.5)
Wear Me Apparel, LLC	(12.1)
Things Remembered, Inc.	(12.3)
Apple & Eve, LLC	(12.4)
MPBP Holdings, Inc.	(15.3)
DSI Renal, Inc.	(18.1)
Reflexite Corporation	(19.2)
Courtside Acquisition Corp.	(30.9)
Firstlight Financial Corporation	(37.0)
Other	(32.5)

Total	$(269.0)

              For the year ended December 31, 2007, the Company had net unrealized losses of $10.7 million, which was comprised of $52.5 million in unrealized appreciation, $60.4 million in unrealized depreciation and $2.8 million relating to the reversal of prior period net unrealized appreciation. The most significant changes in unrealized appreciation and depreciation during the year ended December 31, 2007 were as follows (in millions):

Portfolio Company	Unrealized Appreciation (Depreciation)
Reflexite Corporation	$27.2
The GSI Group, Inc.	5.6
Waste Pro, Inc.	4.0
Daily Candy, Inc.	3.6
Industrial Container Services, Inc.	3.2
Varel Holdings, Inc.	3.0
Wastequip, Inc.	(3.2)
Making Memories Wholesale, Inc.	(5.0)
Primis Marketing Group, Inc.	(5.6)
Universal Trailer Corporation	(7.2)
Wear Me Apparel, LLC	(8.0)
Firstlight Financial Corporation	(10.0)
MPBP Holdings, Inc.	(10.5)
Other	(5.0)

Total	$(7.9)

FINANCIAL CONDITION, LIQUIDITY, AND CAPITAL RESOURCES

              Since the Company's inception, the Company's liquidity and capital resources have been generated primarily from the net proceeds of public offerings of common stock, the Debt Securitization and advances from the Facilities, as well as cash flows from operations. In addition, as part of the Allied Acquisition, the Company assumed all outstanding debt obligations of Allied Capital, including the Unsecured Notes, which include the 2011 Notes, the 2012 Notes and the 2047 Notes.

              As of June 30, 2010, the Company had $139 million in cash and cash equivalents and $1.2 billion in total indebtedness outstanding at carrying value ($1.3 billion at aggregate principal amount). Subject to leverage and borrowing base restrictions, the Company had approximately $807 million available for additional borrowings under the Facilities and Debt Securitization as of June 30, 2010. As of December 31, 2009, the Company had $99.2 million in cash and cash equivalents and $969.5 million in total indebtedness outstanding. Subject to leverage and borrowing base restrictions, the Company had approximately $252.1 million available for additional borrowings under the Facilities and the Debt Securitization as of December 31, 2009.

Equity Offerings

              In February 2010, we completed a public add-on equity offering (the "February Add-on Offering") of 22,957,993 shares of common stock (including 1,957,993 shares pursuant to the partial exercise by the underwriters of their overallotment option) at a price of $12.75 per share, less an underwriting discount of $0.6375 per share. Total proceeds from the February Add-on Offering, net of underwriters' discount and offering costs, were approximately $277 million.

              In August 2009, we completed a public add-on equity offering (the "August Add-on Offering") of 12,439,908 shares of common stock (including 1,439,908 shares purchased pursuant to the underwriters' over-allotment option) at a price of $9.25 per share, less an underwriting discount totaling approximately $0.42 per share. The shares were offered at a discount from the then most recently determined net asset value per share of $11.21 pursuant to authority granted by our common stockholders at the annual meeting of stockholders held on May 4, 2009. Total proceeds received from the August Add-on Offering, net of underwriters' discount and offering costs, were approximately $109.1 million.

              The following table summarizes the total shares issued and proceeds we received in underwritten public offerings of our common stock net of underwriter, dealer manager and offering costs for the six months ended June 30, 2010 and the years ended December 31, 2009, 2008 and 2007 (in millions, except per share data):

	Shares issued	Offering price per share	Proceeds net of underwriting and offering costs
2010
February 2010 public offering	23.0	$12.75	$277.0

Total for the six months ended June 30, 2010	23.0		$277.0
2009
August 2009 public offering	12.4	$9.25	$109.1

Total for the year ended December 31, 2009	12.4		$109.1
2008
April 2008 public offering	24.2	$11.00	$259.8

Total for the year ended December 31, 2008	24.2		$259.8
2007
August 2007 public offering	2.6	$16.30	$42.3
April 2007 public offering	15.5	$17.97	267.2
February 2007 public offering	1.4	$19.95	27.2
Underwriters over-allotment option related to December 2006 public offering	0.4	$18.50	7.5

Total for the year ended December 31, 2007	19.9		$344.2

              In addition, in connection with the closing of the Allied Acquisition, on April 1, 2010 we issued 58,492,537 shares of common stock valued at approximately $872.7 million.

              Part of the proceeds from our underwritten public offerings were used to repay outstanding indebtedness. The remaining unused portions of the proceeds from our underwritten public offerings were used to fund investments in portfolio companies in accordance with our investment objective and strategies and market conditions.

              As of June 30, 2010, total market capitalization for the Company was $2.4 billion compared to $1.4 billion as of December 31, 2009.

Debt Capital Activities

              Our debt obligations as of June 30, 2010 and December 31, 2009 consisted of the following (in millions):

	June 30, 2010			December 31, 2009
	Carrying Value(4)		Total Available(1)	Carrying Value	Total Available(1)
CP Funding Facility	$204.9		$400.0	$221.6	$221.6
Revolving Credit Facility	153.0		750.0	474.1	525.0
CP Funding II Facility(2)	—		—	—	200.0
Debt Securitization	214.4		229.0	273.8	275.0
2011 Notes (principal amount outstanding of $314.9)	306.4	(3)	314.9	—	—
2012 Notes (principal amount outstanding of $190.6)	185.6	(3)	190.6	—	—
2047 Notes (principal amount outstanding of $230.0)	180.7	(3)	230.0	—	—

	$1,245.0		$2,114.5	$969.5	$1,221.6

(1)
Subject to borrowing base and leverage restrictions.

(2)
The CP Funding II Facility was combined with the CP Funding Facility on January 22, 2010. In connection therewith the CP Funding II Facility was terminated.

(3)
Represents the aggregate principal amount of the applicable series of notes less the unaccreted discount initially recorded as a part of the Allied Acquisition.

(4)
Except for the Unsecured Notes, all carrying values are the same as the principal amounts outstanding.

              The weighted average interest rate and weighted average maturity both on principal value, of all our outstanding borrowings as of June 30, 2010 were 4.74% and 9 years, respectively. The weighted average interest rate and weighted average maturity of all our outstanding borrowings as of December 31, 2009 were 2.05% and 3.8 years, respectively.

              The ratio of total principal debt outstanding to stockholders' equity as of June 30, 2010 was 0.48:1.00 compared to 0.77:1.00 as of December 31, 2009. The ratio of total carrying value of debt to stockholders' equity as of June 30, 2010 was 0.46:1.00.

              As required by the Investment Company Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the Investment Company Act, is at least 200% after such borrowing. As of June 30, 2010, our asset coverage for borrowed amounts was 318%.

CP Funding Facilities

              In October 2004, we formed Ares Capital CP, a wholly owned subsidiary of the Company, through which we established the CP Funding Facility that allowed Ares Capital CP to issue up to $350 million of variable funding certificates ("VFC"). On May 7, 2009, the Company and Ares Capital CP entered into an amendment that, among other things, converted the CP Funding Facility from a revolving facility to an amortizing facility, extended the maturity from July 21, 2009 to May 7, 2012 and reduced the availability from $350 million to $225 million.

              On July 21, 2009, we entered into an agreement with Wachovia Bank N.A. ("Wachovia") to establish a new revolving facility (the "CP Funding II Facility") whereby Wachovia agreed to extend credit to us in an aggregate principal amount not exceeding $200 million at any one time outstanding.

Prior to its combination with the CP Funding Facility, the CP Funding II Facility was scheduled to expire on July 21, 2012.

              On January 22, 2010, we combined the CP Funding Facility with the CP Funding II Facility into a single $400 million revolving securitized facility. In connection with the combination, we terminated the CP Funding II Facility and entered into an Amended and Restated Purchase and Sale Agreement with Ares Capital CP Funding Holdings LLC, our wholly owned subsidiary ("CP Holdings"), pursuant to which we may sell to CP Holdings certain loans that we have originated or acquired, or will originate or acquire (the "Loans") from time to time, which CP Holdings will subsequently sell to Ares Capital CP, which is a wholly owned subsidiary of CP Holdings. The CP Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The CP Funding Facility, among other things, extends the maturity date of the facility to January 22, 2013 (with two one-year extension options, subject to mutual consent). Prior to January 22, 2010, the interest rate charged on the CP Funding Facility was the commercial paper rate plus 3.50%. After January 22, 2010, subject to certain exceptions, the interest charged on the CP Funding Facility is based on LIBOR plus an applicable spread of between 2.25% and 3.75% or on a "base rate" (which is the higher of a prime rate, or the federal funds rate plus 0.50%) plus an applicable spread of between 1.25% to 2.75%, in each case, based on a pricing grid depending upon our credit rating. Additionally, we are required to pay a commitment fee of between 0.50% and 2.00% depending on the usage level on any unused portion of the CP Funding Facility.

              As of June 30, 2010, the principal amount outstanding under the CP Funding Facility was $205 million and the Company continues to be in material compliance with all of the limitations and requirements of the CP Funding Facility. See Note 7 to our consolidated financial statements for the period ended June 30, 2010 for more detail on the CP Funding Facility.

Revolving Credit Facility

              In December 2005, we entered into the Revolving Credit Facility under which, as amended, the lenders agreed to extend credit to the Company. On January 22, 2010, we entered into an agreement to amend and restate the Revolving Credit Facility. The amendment and restatement of the Revolving Credit Facility, among other things, increased the size of the facility from $525 million to $690 million (comprised of $615 million in commitments on a stand-alone basis and an additional $75 million in commitments that became effective upon the closing of the Allied Acquisition), extended the maturity date from December 28, 2010 to January 22, 2013 and modified pricing. The Revolving Credit Facility also includes an "accordion" feature that allows us, under certain circumstances, to increase the size of the facility to a maximum of $1.05 billion. During the six months ended June 30, 2010, we exercised this "accordion" feature and increased the size of the facility by $60 million to bring the total facility size to $750 million. As of June 30, 2010, there was $153 million outstanding under the Revolving Credit Facility and the Company continues to be in material compliance with all of the limitations and requirements of the Revolving Credit Facility.

              Prior to January 22, 2010, subject to certain exceptions, pricing on the Revolving Credit Facility was based on LIBOR plus 1.00% or on an "alternate base rate" (which was the highest of a prime rate, the federal funds rate plus 0.50%, or one month LIBOR plus 1.00%). After January 22, 2010, subject to certain exceptions, pricing under the Revolving Credit Facility is based on LIBOR plus an applicable spread of between 2.50% and 4.00% or on the "alternate base rate" plus an applicable spread of between 1.50% and 3.00%, in each case, based on a pricing grid depending upon our credit rating. See Note 7 to our consolidated financial statements for the period ended June 30, 2010 for more detail on the Revolving Credit Facility.

Debt Securitization

              In July 2006, through ARCC CLO, we completed the $400 million Debt Securitization and issued approximately $314 million principal amount of CLO Notes (including revolving notes in an aggregate amount of up to $50 million, $35.4 million of which were drawn down as of June 30, 2010) to third parties that were secured by a pool of middle market loans that have been purchased or originated by the Company. We serve as the servicer to ARCC CLO. The CLO Notes are included in the June 30, 2010 consolidated balance sheet. We retained approximately $86 million of aggregate principal amount of certain BBB and non-rated securities in the Debt Securitization. During the first quarter of 2009, we repurchased $34.8 million of various tranches of the CLO Notes, bringing our total holdings of CLO Notes to $120.8 million (the "Retained Notes"). During the six months ended June 30, 2010, we repaid $59.4 million of the CLO Notes.

              The CLO Notes mature on December 20, 2019 and have a blended pricing of LIBOR plus 0.33%. As of June 30, 2010, there was $214.4 million outstanding under the Debt Securitization (excluding the Retained Notes). See Note 7 to our consolidated financial statements for the period ended June 30, 2010 for more detail on the Debt Securitization.

Publicly Issued Unsecured Notes Payable

              As part of the Allied Acquisition, the Company assumed all outstanding debt obligations of Allied Capital, including the Unsecured Notes, which include the 2011 Notes, the 2012 Notes and the 2047 Notes.

Carrying Value(1)
2011 Notes (principal amount of $314.9)	$306.4
2012 Notes (principal amount of $190.6)	185.6
2047 Notes (principal amount of $230.0)	180.7

Total	$672.7

(1)
Represents the principal amount of the notes less the unaccreted discount initially recorded as a part of the Allied Acquisition.

              The 2011 Notes and the 2012 Notes require payment of interest semi-annually, and all principal is due upon maturity. The Company has the option to redeem these notes in whole or in part, together with a redemption premium, as stipulated in the notes.

              The 2047 Notes require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time on or after April 15, 2012, at par and upon the occurrence of certain tax events as stipulated in the notes.

              In addition, the Company may purchase the Unsecured Notes in the market to the extent permitted by the Investment Company Act. During the three months ended June 30, 2010, the Company purchased $5 million of the 2011 Notes and $5 million of the 2012 Notes. As a result of these transactions a realized loss of $0.4 million was recognized during the period.

Corporate Credit Rating

              As of June 30, 2010, we had a long-term counterparty credit rating from Standard & Poor's Ratings Service of BBB, a long-term issuer default rating from Fitch Ratings of BBB and a long-term issuer rating of Ba1 from Moody's Investor Service.

PORTFOLIO VALUATION

              Investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on the input of our management and audit committee and independent valuation firms that have been engaged at the direction of the board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, with approximately 50% (based on value) of our valuations of portfolio companies without readily available market quotations subject to review by an independent valuation firm each quarter.

              As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation.

              Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, based on the input of our management and audit committee and independent valuation firms under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have recorded it.

              In addition, changes in the market environment, such as inflation, and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses that would be realized based on the valuations currently assigned. See "Risk Factors—Risks Relating to our Investments—Price declines and illiquidity in the corporate debt markets have adversely affected, and may in the future adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation."

              With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with the entire investment professional and management team, and then valuation recommendations are presented to the board of directors.

  •
  The audit committee of our board of directors reviews these preliminary valuations, as well as the input of independent valuation firms with respect to the valuations of approximately 50% (based on value) of our portfolio companies without readily available market quotations.

  •
  The board of directors discusses valuations and determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on the input of our management and audit committee and independent valuation firms.

              Effective January 1, 2008, the Company adopted ASC 820-10 (previously Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157")), which expands the application of fair value accounting for investments (see Note 8 to the Company's consolidated financial statements for the period ended June 30, 2010). Investments acquired as part of the Allied Acquisition were accounted for in accordance with ASC 805-10 (previously SFAS No. 141(R)), Business Combinations, which requires that all assets be recorded at fair value. As a result, the initial amortized cost basis and fair value for the acquired investments were the same value at April 1, 2010 (see Note 15 to the Company's consolidated financial statements for the period ended June 30, 2010).

OFF BALANCE SHEET ARRANGEMENTS

              As of June 30, 2010 and December 31, 2009, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans to its portfolio companies (in millions):

	June 30, 2010	December 31, 2009
Total revolving and delayed draw commitments	$661.7	$136.8
Less: funded commitments	(387.0)	(37.2)

Total unfunded commitments	274.7	99.6
Less: commitments substantially at discretion of the Company	(65.0)	(4.0)
Less: unavailable commitments due to borrowing base or other covenant restrictions	(29.7)	(16.2)

Total net adjusted unfunded commitments	$180.0	$79.4

              Of the total net adjusted unfunded commitments as of June 30, 2010, $86.4 million are from commitments for investments acquired as part of the Allied Acquisition. Also, of the total commitments as of June 30, 2010, $176.9 million extend beyond the maturity date for our Revolving Credit Facility. Included within the total commitments as of June 30, 2010 are commitments to issue up to $19.9 million in standby letters of credit through a financial intermediary on behalf of certain portfolio companies. Under these arrangements, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. As of June 30, 2010, the Company had $11.9 million in standby letters of credit issued and outstanding on behalf of the portfolio companies, of which no amounts were recorded as a liability on the balance sheet as they are considered in the valuation of the investments in the portfolio company. Of these letters of credit, $0.3 million expire in August 2010, $2.3 million expire in September 2010, $0.3 million expire in December 2010, $0.8 million expire in January 2011, and $8.2 million expire in February 2011.

              As of June 30, 2010 and December 31, 2009, the Company was a party to subscription agreements to fund equity investments in private equity investment partnerships. The Company's obligation to fund these commitments are as follows (in millions):

	June 30, 2010	December 31, 2009
Total private equity commitments	$548.0	$428.3
Total unfunded private equity commitments	$446.0	$415.4

              Of the total unfunded private equity commitments as of June 30, 2010, $400.7 million are substantially at the discretion of the Company. Additionally, of the total unfunded private equity commitments as of June 30, 2010, $21.3 million are for investments acquired as part of the Allied Acquisition.

              As of June 30, 2010, one of the Company's portfolio companies, Ciena Capital LLC ("Ciena"), had one non-recourse securitization Small Business Administration ("SBA") loan warehouse facility, which has reached its maturity date but remains outstanding. Ciena is working with the providers of the SBA loan warehouse facility with regard to the repayment of that facility. Allied Capital had previously issued a performance guaranty (which Ares Capital succeeded to as a result of the Allied Acquisition) whereby Ares Capital must indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena's failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse facility. As of June 30, 2010, there are no known issues or claims with respect to this performance guaranty.

RECENT DEVELOPMENTS

              On August 5, 2010 and September 10, 2010, we exercised the "accordion" feature of the Revolving Credit Facility and increased the size of the facility by $25 million and $35 million, respectively, bringing the total amount available for borrowing under the Revolving Credit Facility to $810 million.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

              We are subject to financial market risks, including changes in interest rates and the valuations of our investment portfolio.

Interest Rate Risk

              Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. Because we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

              As of June 30, 2010, approximately 52% of the investments at fair value in our portfolio were at fixed rates while approximately 24% were at variable rates and 24% were non-interest earning. Additionally, as of June 30, 2010, 14% of the investments at fair value or 57% of the investments at fair value with variable rates contain interest rate floors. The Debt Securitization, the CP Funding Facility and the Revolving Credit Facility all bear interest at variable rates while the Unsecured Notes bear interest at fixed rates.

              We regularly measure our exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on that review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

              In October 2008, we entered into a two-year interest rate swap agreement for a total notional amount of $75 million. Under the interest rate swap agreement, we will pay a fixed interest rate of 2.985% and receive a floating rate based on the prevailing three-month LIBOR.

              While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.

              Based on our June 30, 2010 balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure and reflecting the effect of our interest rate swap agreement described above and in Note 11 to the consolidated financial statements for the period ended June 30, 2010 (in millions):

Basis Point Change	Interest Income	Interest Expense	Net Income
Up 300 basis points	$18.4	$14.9	$3.5
Up 200 basis points	$10.6	$9.9	$0.7
Up 100 basis points	$4.6	$5.0	$(0.4)
Down 100 basis points	$(1.9)	$(2.2)	$0.3
Down 200 basis points	$(2.2)	$(2.2)	$0.0
Down 300 basis points	$(2.4)	$(2.2)	$(0.2)

              Based on our December 31, 2009 balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure and reflecting the effect of our interest rate swap agreement described above and in Note 11 to the consolidated financial statements for the period ended June 30, 2010 (in millions):

Basis Point Change	Interest Income	Interest Expense	Net Income
Up 300 basis points	$17.6	$26.8	$(9.2)
Up 200 basis points	$11.2	$17.9	$(6.7)
Up 100 basis points	$5.6	$8.9	$(3.3)
Down 100 basis points	$(2.1)	$(2.9)	$0.8
Down 200 basis points	$(3.1)	$(2.9)	$(0.2)
Down 300 basis points	$(4.1)	$(2.9)	$(1.2)

SENIOR SECURITIES
(dollar amounts in thousands, except per share data)

              Information about our senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables as of each fiscal year ended December 31 since we commenced operations and as of June 30, 2010. The report of our independent registered public accounting firm, KPMG LLP, on the senior securities table as of December 31, 2009, is attached as an exhibit to the registration statement of which this prospectus is a part. The "—" indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Credit Facility
Fiscal 2010 (as of June 30, 2010, unaudited)	$153,000	$390.55	$—	N/A
Fiscal 2009	$474,144	$1,123.66	$—	N/A
Fiscal 2008	$480,486	$1,165.69	$—	N/A
Fiscal 2007	$282,528	$1,098.58	$—	N/A
Fiscal 2006	$193,000	$1,056.23	$—	N/A
Fiscal 2005	$—	$—	$—	N/A
CP Funding Facility
Fiscal 2010 (as of June 30, 2010, unaudited)	$204,853	$522.91	$—	N/A
Fiscal 2009	$221,569	$525.09	$—	N/A
Fiscal 2008	$114,300	$277.30	$—	N/A
Fiscal 2007	$85,000	$330.07	$—	N/A
Fiscal 2006	$15,000	$82.09	$—	N/A
Fiscal 2005	$18,000	$32,645.12	$—	N/A
CP Funding II Facility
Fiscal 2009	$0	N/A	$—	N/A
Debt Securitization
Fiscal 2010 (as of June 30, 2010, unaudited)	$214,400	$547.28	$—	N/A
Fiscal 2009	$273,752	$648.76	$—	N/A
Fiscal 2008	$314,000	$761.78	$—	N/A
Fiscal 2007	$314,000	$1,220.95	$—	N/A
Fiscal 2006	$274,000	$1,499.51	$—	N/A
2011 Notes
Fiscal 2010 (as of June 30, 2010, unaudited)	$306,408	$782.14	$—	$1,013
2012 Notes
Fiscal 2010 (as of June 30, 2010, unaudited)	$185,572	$473.69	$—	$1,012
2047 Notes
Fiscal 2010 (as of June 30, 2010, unaudited)	$180,705	$461.27	$—	$776

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. In order to determine the specific Asset Coverage Per Unit for each of the Revolving Credit Facility, the CP Funding Facility and the Debt Securitization, the total Asset Coverage Per Unit was divided based on the amount outstanding at the end of the period for each.

(3)
The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it.

(4)
Not applicable, except for with respect to the 2011 Notes, the 2012 Notes and the 2047 Notes, as none of our other current senior securities are registered for public trading. The average market value per unit for each of the 2011 Notes, the 2012 Notes and the 2047 Notes is based on the quoted prices of such notes.

BUSINESS

GENERAL

              Ares Capital, a Maryland corporation, is a specialty finance company that is a closed-end, non-diversified management investment company. We have elected to be regulated as a BDC under the Investment Company Act. We were founded on April 16, 2004, were initially funded on June 23, 2004 and completed our initial public offering on October 8, 2004. We are one of the largest BDCs with approximately $12 billion of total committed capital under management as of June 30, 2010, including available debt capacity (subject to leverage restrictions), funds co-managed by us and funds managed or sub-managed by our wholly owned portfolio company, IHAM.

              Ares Capital's investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in U.S. middle market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. However, we may from time to time invest in larger companies. In this prospectus, we generally use the term "middle market" to refer to companies with annual EBITDA between $10 million and $250 million. As used herein, EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

              On April 1, 2010, we consummated the Allied Acquisition in an all stock merger where each existing share of common stock of Allied Capital was exchanged for 0.325 shares of our common stock. The Allied Acquisition was valued at approximately $908 million as of April 1, 2010. In connection therewith, we issued approximately 58.5 million shares of our common stock to Allied Capital's then-existing stockholders, thereby resulting in our then-existing stockholders owning approximately 69% of the combined company and then-existing Allied Capital stockholders owning approximately 31% of the combined company. See "Risk Factors—Risks Relating to Our Business—We may be unable to realize the benefits anticipated by the Allied Acquisition, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits" for a description of the risks that the Company may face as a result of the Allied Acquisition.

              We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt is subordinated to senior loans and is generally unsecured. Our investments have ranged between $20 million and $200 million each, although the investment sizes may be more or less than the targeted range. Our investment sizes are expected to grow with our capital availability and following our April 2010 consummation of the Allied Acquisition.

              To a lesser extent, we also make equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent loan investment). However, we may increase the size or nature of these investments. Also, as a result of the Allied Acquisition, Allied Capital's equity investments, including equity investments larger than those we have historically made and controlled portfolio company equity investments, became part of our portfolio. We intend to actively seek opportunities over time to dispose of certain of these investments and rotate them into higher-yielding first and second lien senior loans and mezzanine debt investments. However, there can be no assurance that this strategy will be successful. For risks relating to these investments, see "Risk Factors—Risks Relating to Our Investments—Investments in equity securities involve a substantial degree of risk."

              The proportion of these investments will change over time given our views on, among other things, the economic and credit environment we are operating in. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may syndicate a portion of such amount to third parties, such that we make a smaller investment than what was reflected in our original commitment.

              The first and second lien senior loans generally have stated terms of three to 10 years and the mezzanine debt investments generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, we may invest in securities with any maturity or duration. The debt that we invest in typically is not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB-" by Fitch Ratings or lower than "BBB-" by Standard & Poor's). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

              We believe that our investment adviser, Ares Capital Management, is able to leverage Ares' current investment platform, resources and existing relationships with financial sponsors, financial institutions, hedge funds and other investment firms to provide us with attractive investments. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for more than 12 years and its senior principals have an average of over 20 years experience investing in senior loans, high yield bonds, mezzanine debt and private equity securities. The Company has access to the Ares staff of approximately 140 investment professionals and approximately 190 administrative professionals employed by Ares who provide assistance in accounting, legal, compliance, operations, technology and investor relations.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in opportunistic investments of non-eligible portfolio companies. Specifically, as part of this 30% basket, we may invest in debt of middle market companies located outside of the United States, in investment funds that are operating pursuant to certain exceptions to the Investment Company Act, in advisers to similar investment funds and in debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the Investment Company Act. We expect that these public companies generally will have debt that may be non-investment grade. From time to time we may also invest in high yield bonds, which, depending on the issuer, may or may not be included in this 30% basket.

              We and GE Commercial Finance Investment Advisory Services LLC also co-manage the Senior Secured Loan Fund.

              We also manage the AGILE Fund, and our wholly owned subsidiary A.C. Corporation manages the Emporia Funds.

              In addition, we have made investments in our portfolio company, IHAM, which manages five unconsolidated senior debt funds, the Ivy Hill Funds and the Knightsbridge Funds, and serves as the sub-adviser/sub-manager to four others: the CoLTS Funds and FirstLight. As of June 30, 2010, IHAM had total committed capital under management of over $2.9 billion, which includes approximately $0.3 billion of capital committed by Ares Capital.

About Ares

              Founded in 1997, Ares is a global alternative asset manager and SEC registered investment adviser with approximately $37 billion of total committed capital under management and over 330 employees as of June 30, 2010.

              Ares specializes in originating and managing assets in both the leveraged finance and private equity markets. Ares' leveraged finance activities include the origination, acquisition and management of senior loans, high yield bonds, mezzanine debt and special situation investments. Ares' private equity activities focus on providing flexible, junior capital to middle market companies. Ares has the ability to invest across a capital structure, from senior floating rate debt to common equity. This flexibility, combined with Ares' "buy and hold" philosophy, enables Ares to structure an investment to meet the specific needs of a company rather than the less flexible demands of the public markets.

              Ares is comprised of the following groups:

  •
  Private Debt Group.  The Ares Private Debt Group manages the assets of Ares Capital, Ares Credit Strategies Fund II, L.P. and ACE, which together had approximately $13 billion of committed capital under management as of June 30, 2010. The Private Debt Group focuses primarily on non-syndicated first and second lien senior loans and mezzanine debt, which in some cases may include an equity component. The Private Debt Group also makes equity investments in private middle market companies, usually in conjunction with loans.

  •
  Capital Markets Group.  The Ares Capital Markets Group manages approximately $18 billion of committed capital as of June 30, 2010 through a variety of funds and investment vehicles, focusing primarily on syndicated senior secured loans, high yield bonds, distressed debt, other liquid fixed income investments and other publicly traded debt securities.

  •
  Private Equity Group.  The Ares Private Equity Group manages approximately $6 billion of committed capital as of June 30, 2010, primarily through ACOF. ACOF generally makes private equity investments in amounts substantially larger than the private equity investments anticipated to be made by us. In particular, the Private Equity Group generally focuses on control-oriented equity investments in under-capitalized companies or companies with capital structure issues.

              Ares' senior principals have been working together as a group for many years and have an average of over 20 years of experience in leveraged finance, private equity, distressed debt, investment banking and capital markets. They are backed by a large team of highly disciplined professionals. Ares' rigorous investment approach is based upon an intensive, independent financial analysis, with a focus on preservation of capital, diversification and active portfolio management. These fundamentals underlie Ares' investment strategy and have resulted in large pension funds, banks, insurance companies, endowments and high net worth individuals investing in Ares' funds.

Ares Capital Management

              Ares Capital Management, our investment adviser, is served by a dedicated origination and transaction development team of approximately 65 investment professionals led by the senior partners of Ares Capital Management: Michael Arougheti, Eric Beckman, Kipp deVeer, Mitchell Goldstein and Michael Smith. Ares Capital Management leverages off of Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals. Ares funds currently hold over 1,000 investments in over 30 different industries. Ares Capital Management's investment committee has nine members, including the senior partners of Ares Capital Management and certain Senior Partners of Ares' Capital Markets Group, Private Equity Group and the Managing Director of ACE.

MARKET OPPORTUNITY

              We believe there are opportunities for us to invest in middle market companies for the following reasons:

  •
  We believe that as of the date of this prospectus, the recent dislocation in the credit markets has resulted in reduced competition, a widening of interest spreads, increased fees and generally more conservative capital structures and deal terms. Although secondary loan prices have rebounded from historic lows, attractive opportunities to purchase debt in the secondary market continue to exist in certain situations.

  •
  We believe that many senior lenders have, in recent years, de-emphasized their service and product offerings to middle market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, commercial and investment banks are severely limited in their ability to underwrite new financings as they seek to replenish their capital bases and reduce leverage, resulting in opportunities for alternative funding sources.

  •
  We believe there is increased demand among private middle market companies for primary capital. Many middle market firms have faced increased difficulty raising debt in the capital markets, as commercial and investment banks are capital-constrained and largely unable to underwrite and syndicate bank loans and high yield securities, particularly for middle market issuers.

  •
  We believe there is a large pool of uninvested private equity capital for middle market companies. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources.

  •
  We believe that as of the date of this prospectus, the recent economic downturn has resulted (and will continue to result) in defaults and covenant breaches by middle market companies, which will require new junior capital to shore up liquidity or provide new capital through restructuring.

  •
  A high volume of senior secured and high yield debt was originated in the calendar years 2004 through 2007 and will come due in the near term and, accordingly, we believe that new financing opportunities will increase as many leveraged companies seek to refinance in the near term.

COMPETITIVE ADVANTAGES

              We believe that we have the following competitive advantages over other capital providers to middle market companies:

Existing Investment Platform

              As of June 30, 2010, Ares managed approximately $37 billion of total committed capital under management in the related asset classes of non-syndicated first and second lien senior loans, syndicated loans, high yield bonds, mezzanine debt and private equity. We believe Ares' current investment platform provides a competitive advantage in terms of access to origination and marketing activities and diligence for Ares Capital. Specifically, the Ares platform provides the Company an advantage through its deal flow generation and investment evaluation process. Ares' asset management platform also provides additional market information, company knowledge and industry insight that benefit the investment and due diligence process. Ares' professionals maintain extensive financial sponsor and intermediary relationships, which provide valuable insight and access to transactions and information.

Seasoned Management Team

              Ares' senior professionals have an average of over 20 years of experience in leveraged finance, including substantial experience in investing in leveraged loans, high yield bonds, mezzanine debt, distressed debt and private equity securities. Ares Capital Management's investment professionals and members of its investment committee also have significant experience investing across market cycles. As a result of Ares' extensive investment experience and the history of its seasoned management team, Ares has developed a strong reputation across U.S. and European capital markets. We believe that Ares' long history in the leveraged loan market and the extensive experience of the principals investing across market cycles provides Ares Capital Management with a competitive advantage in identifying, investing in, and managing a portfolio of investments in middle market companies.

Experience and Focus on Middle Market Companies

              Ares has historically focused on investments in middle market companies and we benefit from this experience. In sourcing and analyzing deals, our investment adviser uses Ares' extensive network of relationships with intermediaries focused on middle market companies, including management teams, members of the investment banking community, private equity groups and other investment firms with whom Ares has long term relationships. We believe this network enables us to attract well-positioned prospective portfolio company investments. Our investment adviser works closely with the Ares investment professionals, who oversee a portfolio of investments in over 1,000 companies and provide access to an extensive network of relationships and insights into industry trends and the state of the capital markets.

Disciplined Investment Philosophy

              In making its investment decisions, our investment adviser has adopted Ares' long-standing, consistent credit-based investment approach that was developed over 20 years ago by its founders. Specifically, Ares Capital Management's investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment, financial markets and company-specific research and analysis. Its investment approach emphasizes capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, Ares Capital Management's approach seeks to reduce risk in investments by focusing on:

  •
  businesses with strong franchises and sustainable competitive advantages;

  •
  industries with positive long-term dynamics;

  •
  cash flows that are dependable and predictable;

  •
  management teams with demonstrated track records and economic incentives;

  •
  rates of return commensurate with the perceived risks; and

  •
  securities or investments that are structured with protective terms and covenants.

Extensive Industry Focus

              We concentrate our investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals have had extensive investment experience. Since its inception in 1997, Ares investment professionals have invested in over 30 different industries. Ares investment professionals have developed long-term relationships with management teams and management consultants in these industries and have accumulated substantial information and identified potential trends within these industries. The experience of Ares' investment professionals investing across these industries throughout various stages of the economic cycle provides our investment adviser with access to market insights and investment opportunities.

Flexible Transaction Structuring

              We are flexible in structuring investments, including the types of securities in which we invest and the terms associated with such investments. Our investment adviser and its affiliates have extensive experience investing in a wide variety of securities for leveraged companies with a diverse set of terms and conditions. We believe this approach and experience enables our investment adviser to identify attractive investment opportunities throughout economic cycles and across a company's capital structure so we can make investments consistent with our stated investment objective and preserve principal while seeking appropriate risk adjusted returns. In addition, we have the ability to provide "one stop" financing with the ability to invest capital across the balance sheet and hold and syndicate larger investments than many of our competitors. The ability to underwrite, syndicate and hold larger investments benefits our stockholders by (a) potentially increasing net income and earnings through syndication, (b) increasing originated deal flow flexibility, (c) broadening market relationships and deal flow, (d) allowing us to optimize our portfolio composition and (e) allowing us to provide capital to middle market companies, which we believe currently have limited access to capital from traditional lending sources. We believe that the ability to provide capital at every level provides a strong value proposition to middle market borrowers and our senior debt capabilities provide superior deal origination and relative value analysis capabilities compared to traditional "mezzanine only" lenders.

Broad Origination Strategy

              Our investment adviser focuses on self-originating most of our investments by identifying a broad array of investment opportunities across multiple channels. It also leverages off of the extensive relationships of the broader Ares platform, including relationships with the companies in the funds managed by IHAM, to identify investment opportunities. We believe that this allows for asset selectivity and that there is a significant relationship between proprietary deal origination and credit performance. We believe that our focus on generating proprietary deal flow and lead investing also gives us greater control over capital structure, deal terms, pricing and documentation and provides us with the ability to actively manage our investments. Moreover, by leading the investment process, our investment adviser is often able to secure controlling positions in credit tranches, thereby providing additional control in investment outcomes. Our investment adviser also has originated substantial proprietary deal flow from middle market intermediaries, which often allows us to act as the sole or principal source of institutional capital to the borrower.

OPERATING AND REGULATORY STRUCTURE

              Our investment activities are managed by Ares Capital Management and supervised by our board of directors, a majority of whom are independent of Ares and its affiliates. Ares Capital Management is an investment adviser that is registered under the Advisers Act. Under our investment advisory and management agreement, we have agreed to pay Ares Capital Management an annual base management fee based on our total assets, as defined under the Investment Company Act (other than cash and cash equivalents, but including assets purchased with borrowed funds), and an incentive fee based on our performance. See "Management—Investment Advisory and Management Agreement."

              As a BDC, we are required to comply with certain regulatory requirements. For example, we are not generally permitted to invest in any portfolio company in which Ares or any of its affiliates currently has an investment (although we may co-invest on a concurrent basis with funds managed by Ares, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures). Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC. We have applied for an exemptive order from the SEC that would permit us to co-invest with funds managed by Ares. Any such order will be subject to certain terms and conditions. There is no assurance that the application for exemptive relief will be granted by the SEC. Accordingly, we cannot assure you that we will be permitted to co-invest with funds managed by Ares. See "Risk

Factors—Risks Relating to Our Business—We may not replicate Ares' historical success and our ability to enter into transactions with Ares and our other affiliates is restricted."

              Also, while we may borrow funds to make investments, our ability to use debt is limited in certain significant respects. As a BDC and a RIC, we are dependent on our ability to raise capital through the issuance of our common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to preserve their status as RICs and avoid corporate-level U.S. income tax, which prevents us from using those earnings to support operations, which may include new investments (including investments into existing portfolio companies). Further, BDCs must meet a debt to equity ratio of less than 1:1 in order to incur debt or issue senior securities, which requires us to finance our investments with at least as much equity as debt and senior securities in the aggregate. Our credit facilities also require that we maintain a debt to equity ratio of less than 1:1.

INVESTMENTS

Ares Capital Corporation Portfolio

              We have built an investment portfolio of primarily first and second lien loans, mezzanine debt and to a lesser extent equity investments in private middle market companies. Our portfolio is well diversified by industry sector and its concentration to any single issuer is limited. Our debt investments generally range between $20 million to $200 million on average, although the investment size may be more or less than this range depending on capital availability. Our equity investments have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent loan investment). However, we may increase the size or nature of these investments. Also, as a result of the Allied Acquisition, Allied Capital's equity investments, including equity investments larger than those we have historically made and controlled portfolio company equity investments, became part of our portfolio. We intend to actively seek opportunities over time to dispose of certain of these investments and rotate them into higher-yielding first and second lien senior loans and mezzanine debt investments. However, there can be no assurance that this strategy will be successful.

              In addition, the proportion of these investments will change over time given our views on, among other things, the economic and credit environment we are operating in. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may syndicate a portion of such amount to third parties prior to closing such investment, such that we make a smaller investment than what was reflected in our original commitment. In addition to originating investments, we may also acquire investments in the secondary market.

              Structurally, mezzanine debt usually ranks subordinate in priority of payment to senior loans and is often unsecured. However, mezzanine debt ranks senior to common and preferred equity in a borrowers' capital structure. Typically, mezzanine debt has elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior loans, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine debt generally earns a higher return than senior secured debt. The warrants associated with mezzanine debt are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Equity issued in connection with mezzanine debt also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

              In making an equity investment, in addition to considering the factors discussed below under "—Investment Selection," we also consider the anticipated timing of a liquidity event, such as a public offering, sale of the company or redemption of our equity securities.

              Our principal focus is investing in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity capital, of middle market companies in a variety of industries. We generally target companies that generate positive cash flows. Ares has a staff of approximately 140 investment professionals who specialize in specific industries. We generally seek to invest in companies from the industries in which Ares' investment professionals have direct expertise. The following is a representative list of the industries in which Ares has invested:

  •
  Aerospace and Defense

  •
  Airlines

  •
  Broadcasting/Cable

  •
  Cargo Transport

  •
  Chemicals

  •
  Consumer Products

  •
  Containers/Packaging

  •
  Education

  •
  Energy

  •
  Environmental Services

  •
  Farming and Agriculture

  •
  Financial

  •
  Food and Beverage

  •
  Gaming

  •
  Health Care

  •
  Homebuilding

  •
  Lodging and Leisure

  •
  Manufacturing

  •
  Metals/Mining

  •
  Paper and Forest Products

  •
  Printing/Publishing/Media

  •
  Retail

  •
  Restaurants

  •
  Supermarket and Drug

  •
  Technology

  •
  Utilities

  •
  Wireless and Wireline Telecom

              However, we may invest in other industries if we are presented with attractive opportunities.

              The industrial and geographic compositions of our portfolio at fair value as of June 30, 2010 and December 31, 2009 were as follows:

Industry	June 30, 2010	December 31, 2009
Financial	22.0%	16.2%
Business Services	17.8	5.8
Healthcare	11.7	18.3
Consumer Products	11.2	3.2
Restaurants and Food Services	7.1	7.8
Education	6.2	10.1
Beverage/Food/Tobacco	6.1	6.1
Other Services	4.2	8.2
Retail	2.6	5.9
Manufacturing	2.3	3.8
Computers/Electronics	1.3	1.4
Telecommunications	1.2	1.8
Industrial Products	1.2	0.0
Commercial Real Estate	1.1	0.0
Environmental Services	0.9	1.5
Printing/Publishing/Media	0.8	2.6
Aerospace and Defense	0.8	2.8
Containers/Packaging	0.6	1.0
Health Clubs	0.4	1.1
Oil and Gas	0.4	0.0
Automobile	0.1	0.0
Homebuilding	0.0	0.1
Cargo Transport	0.0	1.4
Grocery	0.0	0.9

Total	100.0%	100.0%

Geographic Region	June 30, 2010	December 31, 2009
Mid-Atlantic	29.5%	22.2%
Midwest	24.2	19.7
West	20.3	24.8
Southeast	18.4	19.7
International	4.5	10.4
Northeast	3.1	3.2

Total	100.0%	100.0%

              In addition to such investments, we may invest up to 30% of the portfolio in opportunistic investments of non-eligible portfolio companies. Specifically, as part of this 30% basket, we may invest in debt of middle market companies located outside of the United States, in investment funds that are operating pursuant to certain exceptions to the Investment Company Act, in advisers to similar investment funds and in debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the Investment Company Act. We expect that these public companies generally will have debt that is non-investment grade. From time to time we may also invest in high yield bonds, which, depending on the issuer, may or may not be included in the 30% basket.

Managed Funds Portfolio

              We and GE Commercial Finance Investment Advisory Services LLC co-manage an unconsolidated senior debt fund: the Senior Secured Loan Fund. We acquired our interests in the Senior Secured Loan Fund from Allied Capital on October 30, 2009. The Senior Secured Loan Fund primarily invests in "unitranche" loans (loans that combine both senior and subordinated debt, generally in a first lien position) of middle market companies. The Senior Secured Loan Fund was initially formed in December 2007 and has approximately $3.6 billion of committed capital, approximately $915 million in aggregate principal amount of which is funded as of June 30, 2010. Of the $2.7 billion of unfunded committed capital as of June 30, 2010, approximately $340 million would be funded by Ares Capital.

              In addition, we manage the AGILE Fund, and our wholly owned subsidiary A.C. Corporation manages the Emporia Funds. We acquired our interests in the Emporia Funds as part of the Allied Acquisition on April 1, 2010.

              Our portfolio company, IHAM, manages an unconsolidated middle market credit fund, Ivy Hill I, in exchange for a combined 0.50% management fee on the average total assets of Ivy Hill I. Ivy Hill I primarily invests in first and second lien bank debt of middle market companies. Ivy Hill I was initially funded in November 2007 with $404.0 million of capital including a $56.0 million investment by us consisting of $40.0 million of Class B Notes and $16.0 million of subordinated notes. Ivy Hill I purchased $8.0 million and $18.0 million of investments from us for the six months ended June 30, 2010 and the year ended December 31, 2009, respectively.

              On November 5, 2008, we established Ivy Hill II, which is also managed by IHAM in exchange for a combined 0.50% management fee on the average total assets of Ivy Hill II. Ivy Hill II primarily invests in second lien and subordinated bank debt of middle market companies. Ivy Hill II was initially funded with $250.0 million of subordinated notes, and may grow over time with leverage. Ivy Hill II purchased $86.5 million and $28.0 million of investments from us for the six months ended June 30, 2010 and the year ended December 31, 2009, respectively.

              On December 29, 2009, we made an incremental investment in IHAM to facilitate its acquisition of Allied Capital's management rights in respect of, and interests in, the Allied Capital Senior Debt Fund, L.P. (now referred to as Ivy Hill SDF), for approximately $33 million in cash. As of June 30, 2010, Ivy Hill SDF had approximately $252 million of committed capital, which includes approximately $30 million committed by Ares Capital and IHAM, invested primarily in first lien loans and to a lesser extent, second lien loans of middle market companies. IHAM manages Ivy Hill SDF and receives fee income and is entitled to potential equity distributions in respect of interests that it acquired in Ivy Hill SDF.

              On March 24, 2010, we made an incremental investment in IHAM to facilitate its acquisition of Allied Capital's management rights in respect of, and a portion of its interests in, the Knightsbridge Funds. We also acquired interests in the Knightsbridge Funds.

              The Ivy Hill Funds and the Knightsbridge Funds may, from time to time, buy additional loans from us.

              IHAM also serves as the sub-adviser/sub-manager to four other funds: the CoLTS Funds and FirstLight. As of June 30, 2010, IHAM had total committed capital under management of over $2.9 billion, which includes approximately $0.3 billion of capital committed by Ares Capital.

              Our portfolio company, IHAM, is party to the IHAM administration agreement with Ares Operations, pursuant to which Ares Operations provides IHAM with the facilities and administrative services necessary for the operations of IHAM. Under the IHAM administration agreement, IHAM reimburses Ares Operations for the costs associated with such services, including Ares Operations' allocable portion of overhead and the cost of its officers and respective staff in performing its obligations under the IHAM administration agreement. Prior to entering into the IHAM administration agreement, IHAM was party to a services agreement with Ares Capital Management, pursuant to which Ares Capital Management provided similar services.

INVESTMENT SELECTION

              Ares' investment philosophy was developed over the past 20 years and has remained consistent and relevant throughout a number of economic cycles. In managing us, Ares Capital Management employs the same investment philosophy and portfolio management methodologies used by the investment professionals of Ares in Ares' private investment funds.

              Ares Capital Management's investment philosophy and portfolio management involve:

  •
  an assessment of the overall macroeconomic environment and financial markets and how such assessment may impact industry and asset selection;

  •
  company-specific research and analysis; and

  •
  with respect to each individual company, an emphasis on capital preservation, low volatility and minimization of downside risk.

              The foundation of Ares' investment philosophy is intensive credit investment analysis, a portfolio management discipline based on both market technicals and fundamental value-oriented research, and diversification strategy. Ares Capital Management has adopted this philosophy and follows a rigorous process based on:

  •
  a comprehensive analysis of issuer creditworthiness, including a quantitative and qualitative assessment of the issuer's business;

  •
  an evaluation of management and its economic incentives;

  •
  an analysis of business strategy and industry trends; and

  •
  an in-depth examination of capital structure, financial results and projections.

              Ares Capital Management seeks to identify those companies exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on the relative value of the investment across the industry as well as for the specific company.

Intensive Due Diligence

              The process through which Ares Capital Management makes an investment decision involves extensive research into the target company, its industry, its growth prospects and its ability to withstand adverse conditions. If the senior investment professional responsible for the transaction determines that an investment opportunity should be pursued, Ares Capital Management will engage in an intensive due diligence process. Approximately 30-40% of the investments initially reviewed proceed to this phase. Though each transaction will involve a somewhat different approach, the regular due diligence steps generally undertaken include:

  •
  meeting with the target company's management to get an insider's view of the business, and to probe for potential weaknesses in business prospects;

  •
  checking management's backgrounds and references;

  •
  performing a detailed review of historical financial performance and the quality of earnings;

  •
  visiting headquarters and company operations and meeting with top and middle level executives;

  •
  contacting customers and vendors to assess both business prospects and standard practices;

  •
  conducting a competitive analysis, and comparing the issuer to its main competitors on an operating, financial, market share and valuation basis;

  •
  researching the industry for historic growth trends and future prospects as well as to identify future exit alternatives (including Wall Street research, industry association literature and general news);

  •
  assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth; and

  •
  investigating legal risks and financial and accounting systems.

Selective Investment Process

              Ares Capital Management employs Ares' long-standing, consistent investment approach, which is focused on selectively narrowing investment opportunities through a process designed to identify the most attractive opportunities.

              After an investment has been identified and diligence has been completed, a credit research and analysis report is prepared. This report will be reviewed by the senior investment professional in charge of the potential investment. If such senior and other investment professionals are in favor of the potential investment, then it is first presented to an underwriting committee, which is comprised of the senior partners of Ares Capital Management. If the underwriting committee approves of the potential investment it is then presented to the investment committee. However, the portfolio managers of Ares Capital Management are responsible for the day-to-day management of our portfolio.

              After the investment is approved by the underwriting committee, a more extensive due diligence process is employed by the transaction team. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys, independent accountants, and other third party consultants and research firms prior to the closing of the investment, as appropriate on a case by case basis. Approximately 7-10% of all investments initially reviewed by the underwriting committee will be presented to the investment committee. Approval of an investment for funding requires the approval of the majority of the investment committee of Ares Capital Management, although unanimous consent is sought.

Issuance of Formal Commitment

              Once we have determined that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers, including senior, junior, and equity capital providers, to finalize the structure of the investment. Approximately 5% of the investments initially reviewed eventually result in the issuance of formal commitments.

Debt Investments

              We invest in portfolio companies primarily in the form of first and second lien senior loans and mezzanine debt. The first and second lien senior loans generally have terms of three to 10 years. We generally obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of the first and second lien senior loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company.

              We structure our mezzanine investments primarily as unsecured, subordinated loans that provide for relatively high, fixed interest rates that provide us with significant current interest income. The mezzanine debt investments generally have terms of up to 10 years. These loans typically have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine debt. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt or defer payments of interest (or at least cash interest) for the first few years after our investment. Also, in some cases our mezzanine debt will be collateralized by a subordinated lien on some or all of the assets of the borrower.

              In some cases, our debt investments may provide for a portion of the interest payable to be payment-in-kind interest. To the extent interest is payment-in-kind, it will be payable through the increase of the principal amount of the loan by the amount of interest due on the then-outstanding aggregate principal amount of such loan.

              In the case of our first and second lien senior loans and mezzanine debt, we tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we will seek, where appropriate, to limit the downside potential of our investments by:

  •
  targeting a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

  •
  incorporating "put" rights, call protection and LIBOR floors into the investment structure; and

  •
  negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

              We generally require financial covenants and terms that require an issuer to reduce leverage, thereby enhancing credit quality. These methods include: (a) maintenance leverage covenants requiring a decreasing ratio of indebtedness to cash flow, (b) maintenance cash flow covenants requiring an increasing ratio of cash flow to the sum of interest expense and capital expenditures and (c) indebtedness incurrence prohibitions, limiting a company's ability to take on additional indebtedness. In addition, by including limitations on asset sales and capital expenditures we may be able to prevent a company from changing the nature of its business or capitalization without our consent.

              Our debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Warrants we receive with our debt investments may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

Equity Investments

              Our equity investments may consist of preferred equity that is expected to pay dividends on a current basis or preferred equity that does not pay current dividends. Preferred equity generally has a preference over common equity as to dividends and distributions upon liquidation. In some cases, we may acquire common equity. Our equity investments have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent loan investment). However, we may increase the size or nature of these investments. Also, as a result of the Allied Acquisition, Allied Capital's equity investments, including equity investments larger than those we have historically made and controlled portfolio company equity investments, became part of our portfolio. We intend to actively seek opportunities over time to dispose of certain of these investments and rotate them into higher-yielding first and second lien senior loans and mezzanine debt investments. However, there can be no assurance that this strategy will be successful. For risks relating to these investments, see "Risk Factors—Risks Relating to Our Investments—Investments in equity securities involve a substantial degree of risk."

ON-GOING RELATIONSHIPS WITH AND MONITORING OF PORTFOLIO COMPANIES

              Ares Capital Management closely monitors each investment we make, maintains a regular dialogue with both the management team and other stakeholders and seeks specifically tailored financial reporting. In addition, senior investment professionals of Ares may take board seats or obtain board observation rights for our portfolio companies. As of June 30, 2010, of our 188 portfolio companies, we were entitled to board seats or board observation rights on 52% of these companies.

              We seek to exert significant influence post-investment, in addition to covenants and other contractual rights and through board participation, when appropriate, by actively working with management on strategic initiatives. We often introduce managers of companies in which we have invested to other portfolio companies to capitalize on complementary business activities and best practices.

              In addition to various risk management and monitoring tools, our investment adviser grades the risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e. at the time of acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 4 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 3 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to our ability to ultimately recoup the cost of our investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 3. Investments graded 2 indicate that the risk to our ability to recoup the cost of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non- compliance with debt covenants; however, payments are generally not more than 120 days past due. An investment grade of 1 indicates that the risk to our ability to recoup the cost of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 1, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 1, it is not anticipated that we will be repaid in an amount equal to our full initial cost basis. For investments graded 1 or 2, our investment adviser enhances its level of scrutiny over the monitoring of such portfolio company.

              Ares Capital assigned a fair value as of April 1, 2010 to each of the portfolio investments acquired in connection with the Allied Acquisition. Grades on each investment were initially assessed a grade of 3 (i.e., generally the grade we assign a portfolio company at acquisition), reflecting the relative risk to our initial cost basis of such investments. The initial cost basis of each investment acquired in connection with the Allied Acquisition was equal to the fair value of such investment as of April 1, 2010. Many of these portfolio investments were assigned a fair value reflecting a significant discount to Allied Capital's cost basis at the time of Allied Capital's origination or acquisition of the investment. It is important to note that our grading system does not take into account factors or events in respect of the period from when Allied Capital originated or acquired such portfolio investments or the current status of these portfolio investments in terms of compliance with debt facilities, financial performance and similar factors. Rather, it is only intended to measure the risk to Ares Capital's cost basis from the time that Ares Capital acquired the portfolio investment in connection with the Allied Acquisition. Accordingly, it is possible that the grade of certain of these portfolio investments may be reduced or increased in the future.

MANAGERIAL ASSISTANCE

              As a BDC, we offer, and must provide upon request, significant managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

COMPETITION

              Our primary competition to provide financing to middle market companies include public and private funds, commercial and investment banks, commercial financing companies and private equity funds. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC.

              We use the industry information of Ares' investment professionals to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we believe that the relationships of the members of Ares Capital Management's investment committees and of the senior principals of Ares, enable us to learn about, and compete effectively for, financing opportunities with attractive middle market companies in the industries in which we seek to invest. The Ares' professionals' deep and long-standing direct sponsor relationships and the resulting proprietary transaction opportunities that these relationships often present, provide valuable insight and access to transactions and information. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Relating to Our Business—We operate in a highly competitive market for investment opportunities."

MARKET CONDITIONS

              Due to volatility in global markets, the availability of capital and access to capital markets has been limited over the last two years. We have responded to constraints on raising new capital by pursuing other avenues of liquidity and growth, such as adjusting the pace of our investments, becoming more selective in evaluating investment opportunities, pursuing asset sales, developing our third-party asset management capabilities and/or reinvesting the proceeds from sales of lower yielding investments into higher yielding investments. We also intend to continue pursuing opportunities to manage third-party funds. As the global liquidity situation and market conditions evolve, we will continue to monitor and adjust our approach to funding accordingly. However, given the unprecedented nature of the volatility in the global markets, there can be no assurances that these activities will be successful. While levels of market disruption and volatility have improved, there can be no assurance that they will not worsen. If they do, we could face materially higher financing costs. Consequently, our operating strategy could be materially and adversely affected.

              Consistent with the depressed market conditions of the general economy, during 2008 and much of 2009, the stocks of BDCs as an industry traded at near historic lows as a result of concerns over liquidity, credit quality, leverage restrictions and distribution requirements. As a result of this market volatility, several of our peers are no longer active in the market and are winding down their investments, have defaulted on their indebtedness and/or have decreased their distributions to stockholders. While market conditions have improved, we cannot assure you that the market pressures we face will not have a material adverse effect on our business, financial condition and results of operations.

              See "Risk Factors—Risks Relating to Our Business—Capital markets have recently been in a period of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States, which has had, and may in the future have, a negative impact on our business and operations."

STAFFING

              We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Ares Capital Management and Ares Operations, pursuant to the terms of the investment advisory and management agreement and the administration agreement, respectively, each as described below. Each of our executive officers described under "Management—Executive Officers Who Are Not Directors" is an employee of Ares Operations or Ares Capital Management. Our day-to-day investment activities are managed by our investment adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by Ares Capital Management. Ares Capital Management has approximately 65 investment professionals who focus on origination and transaction development and the ongoing monitoring of our investments. See "Management—Investment Advisory and Management Agreement." In addition, we reimburse Ares Operations for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including our allocable portion of the cost of our officers (including our chief compliance officer, chief financial officer, secretary and treasurer) and their respective staffs. See "Management—Administration Agreement."

PROPERTIES

              We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 280 Park Avenue, 22nd Floor, Building East, New York, New York 10017. We rent the office space directly from a third party pursuant to a lease that expires on February 27, 2011. In addition, we have entered into a sublease with Ares Management whereby Ares Management subleases approximately 25% of certain office space for a fixed rent equal to 25% of the basic annual rent payable by us under this lease, plus certain additional costs and expenses. Further, IHAM reimburses us for a portion of our total rent, plus certain additional costs and expenses, which corresponds to the amount of office space used by IHAM. We recently entered into a new office lease pursuant to which we will lease new office facilities from a third party and start to pay rent on the new office space in the first quarter of 2011. We also entered into separate subleases with Ares Management and IHAM, pursuant to which Ares Management and IHAM will sublease approximately 15% and 20%, respectively, of the new office space, for a fixed rent equal to 15% and 20%, respectively, of the basic annual rent payable by us under the new office lease, plus certain additional costs and expenses.

LEGAL PROCEEDINGS

              The Company is party to certain lawsuits in the normal course of business. Allied Capital was also involved in various other legal proceedings. To our knowledge, our portfolio company, Ciena, is the subject of ongoing governmental investigations, audits and reviews being conducted by the Small Business Administration, the United States Secret Service, the U.S. Department of Agriculture and the U.S. Department of Justice. Furthermore, third parties may try to seek to impose liability on Ares Capital in connection with the activities of its portfolio companies. While the outcome of any such open legal proceedings cannot at this time be predicted with certainty, the Company does not expect these matters will materially affect its financial condition or results of operations.

PORTFOLIO COMPANIES

              Our investment adviser employs an investment rating system to categorize our investments. See "Business—On-Going Relationships With and Monitoring of Portfolio Companies." As of June 30, 2010, the weighted average grade of the investments in our portfolio (excluding investments acquired in connection with the Allied Acquisition), the investments in our portfolio acquired in connection with the Allied Acquisition and the investments in our portfolio as a whole were each 3.0. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity." As of June 30, 2010, (i) 2.3% of our investments (excluding investments acquired in connection with the Allied Acquisition) at amortized cost (0.2% at fair value) were on non-accrual status; (ii) 7.1% of our investments acquired in connection with the Allied Acquisition at amortized cost (7.4% at fair value) were on non-accrual status; and (iii) 9.4% at amortized cost (or 7.6% at fair value) of the investments in our portfolio as a whole were on non-accrual status. As of June 30, 2010, the weighted average yield of debt and income producing securities at fair value in our portfolio was approximately 13.39% (13.40% at amortized cost) (fair value is computed as (1) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount on accruing debt divided by (2) total debt and income producing securities at fair value and amortized cost is computed as (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt included in such securities, divided by (b) total debt and income producing securities at amortized cost included in such securities).

              The following table describes each of the businesses included in our portfolio and reflects data as of June 30, 2010. Percentages shown for class of investment securities held by us represent percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities, other than warrants or options, represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own assuming we exercise our warrants or options before dilution.

              We have indicated by footnote portfolio companies (a) where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are presumed to be "controlled" by us under the Investment Company Act and (b) where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company's board of directors and, therefore, are deemed to be an "affiliated person" under the Investment Company Act. We directly or indirectly own less than 5% of the outstanding voting securities of all other portfolio companies (or have no other affiliations with such portfolio companies) listed on the table. We offer to make significant managerial assistance to certain of our portfolio companies. We may also receive rights to observe the meetings of our portfolio companies' boards of directors.

ARES CAPITAL AND SUBSIDIARIES
PORTFOLIO COMPANIES
As of June 30, 2010
(dollar amounts in thousands)

Company	Industry	Investment	Interest(1)	Maturity	% of Class Held at 06-30-10	Fair Value
10th Street, LLC(2)	Document storage	Senior subordinated loan	8.93% Cash, 4.07% PIK	11/2/2014		$22,781
5 North 11th Street	and management	Member interest			10.00%	$596
Brooklyn, NY 11211	services	Option			50.10%	$35	(3)

ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and	Senior secured revolving loan	6.50% (Libor + 3.50%/Q)	11/27/2012		$2,010	(4)
165 Passaic Avenue	operator	Senior secured revolving loan	6.50% (Base Rate + 2.50%/Q)	11/27/2012		$233	(4)
Fairfield, NJ 07004		Senior secured loan	12.50% (Libor + 6.50%/Q)	11/27/2013		$23,399
		Senior secured loan	12.50% (Libor + 6.50%/Q)	11/27/2013		$10,967
		Promissory note	12.00% PIK	11/27/2016		$13,093
		Warrants			83.33%	$665	(3)

Company	Industry	Investment	Interest(1)	Maturity	% of Class Held at 06-30-10	Fair Value
AGILE Fund I, LLC(5)	Investment company	Member interest			0.50%	$264
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Air Medical Group Holdings LLC(2)	Medical escort	Senior secured revolving loan	2.48% (Libor + 2.00%/Q)	3/31/2011		$2,940	(6)
306 Davis Drive	services	Senior secured revolving loan	4.25% (Base Rate + 1.00%/Q)	3/31/2011		$1,749	(6)
P.O. Box 768		Preferred stock			5.60%	$19,076
West Plains, MO 65775		Preferred stock			5.40%	$3,912
		Common stock			0.00%	$—

AllBridge Financial, LLC(5)	Investment company	Equity interest			95.24%	$12,088
13760 Noel Road, Suite 1100
Dallas, TX 75240

Allied Capital REIT, Inc.(5)		Real estate equity interests			100.00%	$364
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

American Broadband Communications, LLC and	Broadband	Senior subordinated loan	16.00% (12.00% Cash, 4.00%	11/7/2014		$32,538
American Broadband Holding Company	communication		PIK/Q)	11/7/2014		$10,248
401 N. Tryon Street, 10th Floor	services	Senior subordinated loan	16.00% (12.00% Cash, 4.00%
Charlotte, NC 28202			PIK/Q)
		Common stock warrants			17.00%	$910	(3)

American Commercial Coatings		Commercial mortgage loan		12/1/2025		$2,000
2008 Cypress Street
Paris, KY 40362

AP Global Holdings, Inc.	Safety and security	Senior secured loan	4.85% (Libor + 4.50%/M)	10/26/2013		$6,212
1043 North 47th Avenue	equipment
Phoenix, AZ 85043	manufacturer

Apogee Retail, LLC	For-profit thrift	Senior secured revolving loan	—	3/27/2012		$—	(7)
1387 Cope Ave E	retailer	Senior secured loan	5.60% (Libor + 5.25%/M)	3/27/2012		$25,458
Maplewood, MN 55109		Senior secured loan	5.60% (Libor + 5.25%/M)	3/27/2012		$11,140
		Senior secured loan	5.60% (Libor + 5.25%/M)	3/27/2012		$2,895
		Senior secured loan	12.00% Cash, 4.00% PIK	9/27/2012		$3,352
		Senior secured loan	12.00% Cash, 4.00% PIK	9/27/2012		$11,293

Apple & Eve, LLC and US Juice	Juice manufacturer	Senior secured revolving loan	—	10/1/2013		$—	(8)
Partners, LLC(2)		Senior secured loan	12.00% (Libor + 9.00%/M)	10/1/2013		$14,242
2 Seaview Blvd		Senior secured loan	12.00% (Libor + 9.00%/M)	10/1/2013		$14,985
Port Washington, NY 11050		Senior units			8.74%	$5,500

Aquila Binks Forest Development,LLC		Commercial mortgage loan	2.50%	6/1/2011		$7,933
15430 Endeavour Drive		Real estate equity interests			85.00%	$—
Jupiter, FL 33478

Athletic Club Holdings, Inc.	Premier health club	Senior secured loan	4.85% (Libor + 4.50%/M)	10/11/2013		$6,380
5201 East Tudor Road	operator	Senior secured loan	4.85% (Libor + 4.50%/M)	10/11/2013		$10,120
Anchorage, AL 99507

Avborne, Inc.(5)	Maintenance, repair	Common stock			27.20%	$39
PO Box 52-2602	and overhaul service
Miami, FL 33152	provider

Aviation Properties Corporation(5)	Aviation services	Common stock			100.00%	$—
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

AWTP, LLC	Water treatment	Junior secured loan		12/23/2012		$1,664
2080 Lunt Avenue	services	Junior secured loan		12/23/2012		$730
Elk Grove Village, IL 60007		Junior secured loan		12/23/2012		$1,664
		Junior secured loan		12/23/2012		$730

Axium Healthcare Pharmacy, Inc.	Specialty pharmacy	Senior subordinated loan	8.00% PIK	3/31/2015		$3,063
550 Technology Park	provider
Lake Mary, FL 32746

BB&T Capital Partners/Windsor Mezzanine Fund, LLC(2)	Investment company	Member interest			9.90%	$14,785
101 N. Cherry Street, Suite 700
Winston-Salem, NC 27101

BenefitMall Holdings, Inc.	Employee benefits	Senior subordinated loan	18.00%	6/30/2014		$40,326
4851 LBJ Freeway, Suite 1100	broker services	Common stock			68.10%	$57,647
Dallas, TX 75244	company	Warrants			100.00%	$—	(3)

Company	Industry	Investment	Interest(1)	Maturity	% of Class Held at 06-30-10	Fair Value
Blacksmith Brands Holdings, Inc. and Blacksmith Brands, Inc.	Consumer products and personal care	Senior secured loan	12.50% (Base Rate + 8.50%/Q)	12/31/2014		$22,229
200 White Plains Road, Suite #275	manufacturer
Tarrytown, NY 10591

Booz Allen Hamilton, Inc.	Strategy and	Senior secured loan	7.50% (Libor + 4.50%/Q)	7/31/2015		$737
8283 Greensboro Drive	technology consulting	Senior subordinated loan	13.00%	7/31/2016		$12,400
McLean, VA 22102	services	Senior subordinated loan	13.00%	7/31/2016		$250

Border Foods, Inc.(5)	Mexican Ingredient	Senior secured loan	9.00% (Base Rate + 4.00%/M)	3/19/2012		$4,250
4065 J Street SE	and Food Product	Senior secured loan	13.50%	3/19/2012		$29,876
Deming, NM 88030	Manufacturer	Preferred stock			100.00%	$21,808
		Common stock			100.00%	$5,942
		Common stock			100.00%	$3,502
		Common stock			100.00%	$955

Bumble Bee Foods, LLC and BB Co-Invest LP	Canned seafood	Common stock			5.84%	$8,480
9655 Granite Ridge Dr. Suite 100	manufacturer
San Diego, CA 92123

Bushnell, Inc.	Sports optics	Senior subordinated loan	6.79% (Libor + 6.50%/Q)	2/24/2014		$28,928
9200 Cody	manufacturer
Overland Park, KS 66214

Callidus Capital Corporation(5)	Investment company	Senior subordinated loan		8/31/2013		$5,088
2000 Avenue of the Stars, 12th Floor		Common stock			100.00%	$—
Los Angeles, CA 90067

Callidus Debt Partners CDO Fund I, Ltd.	Investment company	Class C notes	2.13%	12/20/2013		$1,777
GSO Capital Partners LP		Class D notes		12/20/2013		$—
280 Park Avenue, 11th Floor
New York, NY 10017

Callidus Debt Partners CLO Fund III, Ltd.	Investment company	Preferred stock	13.72%		68.41%	$8,151
GSO Capital Partners LP
280 Park Avenue, 11th Floor
New York, NY 10017

Callidus Debt Partners CLO Fund IV, Ltd.	Investment company	Class D notes	5.08% (Libor + 4.55%/Q)	4/17/2020		$1,739
GSO Capital Partners LP		Subordinated notes	1.80%	4/17/2020	38.50%	$9,935
280 Park Avenue, 11th Floor
New York, NY 10017

Callidus Debt Partners CLO Fund V, Ltd.	Investment company	Subordinated notes	11.10%	11/20/2020	43.14%	$10,091
GSO Capital Partners LP
280 Park Avenue, 11th Floor
New York, NY 10017

Callidus Debt Partners CLO Fund VI, Ltd.	Investment company	Class D notes	6.53% (Libor + 6.00%/Q)	10/23/2021		$4,243
GSO Capital Partners LP		Subordinated notes	4.30%	10/23/2021	100.00%	$14,227
280 Park Avenue, 11th Floor
New York, NY 10017

Callidus Debt Partners CLO Fund VII, Ltd.	Investment company	Subordinated notes	18.16%	1/21/2021	50.90%	$14,516
GSO Capital Partners LP
280 Park Avenue, 11th Floor
New York, NY 10017

Callidus MAPS CLO Fund I LLC	Investment company	Class E notes	5.80% (Libor + 5.53%/Q)	12/21/2017		$11,274
GSO Capital Partners LP		Subordinated notes	14.84%	12/21/2017	86.50%	$19,031
280 Park Avenue, 11th Floor
New York, NY 10017

Callidus MAPS CLO Fund II, Ltd.	Investment company	Class D notes	4.78% (Libor + 4.25%/Q)	7/20/2022		$4,035
GSO Capital Partners LP		Subordinated notes	8.40%	7/20/2022	47.10%	$12,298
280 Park Avenue, 11th Floor
New York, NY 10017

Campus Management Corp.(2)	Education software	Senior secured loan	10.00% Cash, 3.00% PIK	8/8/2013		$3,306
and Campus Management Acquisition Corp.	developer	Senior secured loan	10.00% Cash, 3.00% PIK	8/8/2013		$30,731
c/o Leeds Equity Partners, LLC		Senior secured loan	10.00% Cash, 3.00% PIK	8/8/2013		$9,098
350 Park Avenue, 23rd Floor		Preferred stock	8.00% PIK		5.51%	$18,005
New York, NY 10022

Canon Communications LLC	Print publications	Junior secured loan	13.75% (Libor + 8.75% Cash,	11/30/2011		$10,884
11444 W. Olympic Blvd.	services		2.00% PIK/Q)
Los Angeles, CA 90064		Junior secured loan	13.75% (Libor + 8.75% Cash, 2.00% PIK/Q)	11/30/2011		$11,092

Company	Industry	Investment	Interest(1)	Maturity	% of Class Held at 06-30-10	Fair Value
Carador PLC(2)	Investment company	Ordinary shares			5.08%	$3,982
Georges Quay House
43 Townend Street
Dublin 2, Ireland

Carlisle Wide Plank Floors, Inc.	Hardwood floor	Senior secured loan	12.00% Cash, 2.00% PIK	6/16/2011		$1,508
1676 Route 9	manufacturer	Member interest			3.80%	$—
Stoddard, NH 03464		Common stock			3.31%	$—

Catterton Partners VI, L.P.	Investment	Limited partnership interest			0.50%	$1,716
599 West Putnam Avenue, 2nd Floor	partnership
Greenwich, CT 06830

Charter Baking Company, Inc.	Baked goods	Senior subordinated loan	13.00% PIK	2/6/2013		$6,272
3300 Walnut Street, Unit C	manufacturer	Preferred stock			3.05%	$1,725
Boulder, CO 80301

CIC Flex, LP	Investment	Limited partnership units			14.28%	$—
60 South Sixth Street, Suite 3720	partnership
Minneapolis, MN 55402

Ciena Capital LLC(5)	Investment banking	Senior secured revolving loan		3/17/2011		$77,183	(8)
1633 Broadway, 39th Floor	services	Senior secured loan		3/17/2011		$4,969
New York, NY 10019		Class A equity interest			20.00%	$—
		Class B equity interest			100.00%	$—
		Class C equity interest			94.90%	$—

CitiPostal Inc.(5)	Document storage	Senior secured revolving loan	6.50% (Libor + 4.50%/M)	12/21/2013		$691	(9)
5 North 11th Street	and management	Senior secured revolving loan	6.75% (Base Rate + 3.50%/Q)	12/21/2013		$1,250	(9)
Brooklyn, NY 11211	services	Senior secured loan	11.00% Cash, 2.00% PIK	12/21/2013		$487
		Senior secured loan	11.00% Cash, 2.00% PIK	12/21/2013		$49,838
		Senior subordinated loan	16.00% PIK	12/21/2015		$11,566
		Common stock			63.10%	$—

Cleveland East Equity		Real estate equity interests			50.00%	$710
26300 Harvard Road
Warrensville Heights, OH 44122

Commercial Credit Group, Inc.	Commercial	Senior subordinated loan	15.00%	6/30/2015		$6,000
121 West Trade Street, Suite 2100	equipment finance	Senior subordinated loan	15.00%	6/30/2015		$4,000
Charlotte, NC 28202	and leasing company	Senior subordinated loan	15.00%	6/30/2015		$9,500

Commons R-3, LLC		Real estate equity interests				$—
5555 Glenridge Connector, Suite 700
Atlanta, GA 30342

Community Education Centers, Inc.	Offender re-entry and	Senior subordinated loan		11/18/2013		$35,810
35 Fairfield Place	in-prison treatment
West Caldwell, NJ 07006	services provider

Compass Group Diversified Holdings, LLC	Middle market	Senior secured revolving loan	3.04% (Libor + 2.50%/Q)	12/7/2012		$882	(10)
61 Wilton Road, 2nd Floor	business manager	Senior secured revolving loan	3.04% (Libor + 2.50%/Q)	12/7/2012		$37	(10)
Westport, CT 06880		Senior secured revolving loan	4.75% (Base Rate + 1.50%/M)	12/7/2012		$51	(10)

Component Hardware Group, Inc.	Commercial	Senior subordinated loan		1/14/2013		$13,874
1890 Swarthmore Avenue	equipment
Lakewood, NJ 08701	manufacturer

Cook Inlet Alternative Risk, LLC	Risk management	Senior secured revolving loan	—	4/3/2013		$—	(11)
10 British American Blvd.	services	Senior secured loan		4/3/2013		$25,114
Latham, NY 12110		Senior secured loan		4/3/2013		$29,886
		Member interest			3.17%	$—

Cortec Group Fund IV, L.P.	Investment	Limited partnership interest			2.53%	$3,363
200 Park Avenue, 20th Floor	partnership
New York, NY 10166

Coverall North America, Inc.(5)	Commercial janitorial	Senior secured loan	12.00%	7/28/2011		$15,763
5201 Congress Avenue, Suite 275	service provider	Senior secured loan	12.00%	7/28/2011		$15,864
Boca Raton, FL 33487		Senior subordinated loan	15.00% Cash, 1.00% PIK	7/28/2011		$5,563
		Common stock (763,333 shares)			83.47%	$4,380

Covestia Capital Partners, LP	Investment	Limited partnership interest			47.00%	$1,021
11111 Santa Monica Blvd , Suite 1620	partnership
Los Angeles, CA 90025

Company	Industry	Investment	Interest(1)	Maturity	% of Class Held at 06-30-10	Fair Value
Crescent Equity Corporation(5)	Hospitality	Senior subordinated loan		6/30/2010		$433
2000 Avenue of the Stars, 12th Floor	management services	Senior subordinated loan		1/11/2012		$896
Los Angeles, CA 90067		Senior subordinated loan		6/1/2017		$944
		Senior subordinated loan		6/1/2017		$591
		Senior subordinated loan		9/19/2012		$1,297
		Senior subordinated loan		3/25/2013		$57
		Senior subordinated loan		9/8/2011		$—
		Senior subordinated loan		1/11/2012		$—
		Senior subordinated loan		6/1/2017		$—
		Senior subordinated loan		6/1/2017		$—
		Senior subordinated loan		9/19/2012		$—
		Preferred equity interest			51.00%	$—
		Preferred equity interest			12.83%	$—
		Member interest			93.35%	$—
		Member interest			85.40%	$—
		Member interest			90.00%	$—
		Member interest			72.64%	$—
		Member interest			84.60%	$—
		Common equity interest			100.00%	$—
		Common stock				$—
		Common stock				$—
		Common stock				$—
		Common stock				$—

CT Technologies Intermediate Holdings, Inc.	Healthcare analysis	Preferred stock	14.00% PIK		20.00%	$7,887
and CT	services	Common stock			13.07%	$7,997
Technologies Holdings, LLC(2)		Common stock			20.00%	$1,227
8901 Farrow Rd
Columbia, SC 29203

DI Safford, LLC		Commercial mortgage loan		5/12/2032		$2,750
d/b/a Comfort Inn & Suites
420 East Hwy 70
Safford, AZ 85546

Digital VideoStream, LLC	Media content supply	Senior secured revolving loan	10.00% Cash, 1.00% PIK	2/9/2012		$262	(12)
2600 West Olive Avenue, Suite 100	chain services	Senior secured revolving loan	10.00% Cash, 1.00% PIK	2/9/2012		$7	(12)
Burbank, CA 91505	company	Senior secured loan	11.00% Cash, 1.00% PIK	2/9/2012		$10,817
		Convertible subordinated loan	10.00% PIK	2/9/2016		$5,271

Direct Buy Holdings, Inc. and Direct Buy	Membership-based	Senior secured loan	7.75% (Libor + 6.00%/M)	11/30/2012		$2,015
Investors, LP(2)	buying club franchisor	Senior subordinated loan	12.00% Cash, 4.00% PIK	5/30/2013		$75,999
8450 Broadway	and operator	Limited partnership interest			4.58%	$3,054
Merrillville, IN 46410		Partnership interests			19.31%	$4,000

Direct Capital Corporation(5)	Commercial	Senior secured loan		1/30/2014		$9,097
155 Commerce Way	equipment finance	Senior subordinated loan		3/1/2013		$1,017
Portsmouth, NH 03801	and leasing company	Subordinated loan		3/1/2013		$—
		Common stock			58.60%	$—

Distant Lands Trading Co.	Coffee manufacturer	Senior secured revolving loan	8.25% (Base Rate + 5.00%/Q)	11/10/2011		$9,500	(13)
801 Houser Way North		Senior secured loan	13.00%	11/10/2011		$41,402
Renton, WA 98055		Common stock			3.32%	$353
		Common stock			8.27%	$588

Diversified Collection Services, Inc.	Collections services	Senior secured loan	7.50% (Libor + 5.50%/Q)	3/31/2012		$7,000
333 North Canyons Pkwy.		Senior secured loan	13.75% (Libor + 11.75%/Q)	9/30/2012		$36,000
Livermore, CA 94551		Preferred stock			0.68%	$279
		Common stock			0.56%	$552
		Common stock			2.23%	$1,645

Diversified Mercury Communications, LLC	Business media	Senior secured loan	8.00% (Base Rate + 4.50%/Q)	3/28/2013		$1,707
520 Broadway, Suite 400	consulting services
Santa Monica, CA 90401

Driven Brands, Inc.(2)	Automotive	Senior secured loan	7.00% (Base Rate + 3.75%/M)	10/20/2014		$3,982
128 S. Tryon St., Ste 900	aftermarket car care	Common stock			6.70%	$5,250
Charlotte, NC 28202	franchisor

Dryden XVIII Leveraged Loan 2007 Limited	Investment company	Class B notes	5.03% (Libor + 4.50%/Q)	10/25/2019		$3,579
Prudential Investment Management		Subordinated notes	10.20%	10/25/2019	80.00%	$14,623
Four Gateway Center
Newark, NJ 07102

DSI Renal, Inc.(2)	Dialysis provider	Senior secured revolving loan	—	3/31/2013		$—	(14)
511 Union Street Suite 1800		Senior secured loan	9.00% (Libor + 7.00%/M)	3/31/2013		$9,462
Nashville, TN 37219		Senior subordinated loan	6.00% Cash, 11.00% PIK	4/7/2014		$64,769
		Common units			37.54%	$22,554

Company	Industry	Investment	Interest(1)	Maturity	% of Class Held at 06-30-10	Fair Value
Dynamic India Fund IV	Investment company	Equity Interest			5.40%	$4,822
International Financial Services Limited
IFS Court, Twenty Eight
Cybercity, Ebene, Mauritius

EarthColor, Inc.(5)	Printing management	Common stock			86.30%	$—
249 Pomeroy Road	services
Parsippany, NJ 07054

eCentury Capital Partners, L.P.	Investment	Limited partnership interest			25.00%	$—
8180 Greensboro Drive, Suite 1150	partnership
McLean, VA 22102

eInstruction Corporation	Developer,	Junior secured loan	7.85% (Libor + 7.50%/M)	7/2/2014		$14,960
308 N. Carroll Blvd.	manufacturer and	Senior subordinated loan	16.00% PIK	1/2/2015		$19,983
Denton, TX 76201	retailer of educational products	Common stock			2.40%	$1,256

ELC Acquisition Corporation	Developer,	Senior secured loan	3.60% (Libor + 3.25%/M)	11/29/2012		$161
2 Lower Ragsdale Drive	manufacturer and	Junior secured loan	7.35% (Libor + 7.00%/M)	11/29/2013		$8,333
Monterey, CA 93940	retailer of educational products

Emerald Performance Materials, LLC	Polymers and	Senior secured loan	8.25% (Libor + 4.25%/M)	5/22/2011		$536
2020 Front Street, Suite 100	performance	Senior secured loan	8.25% (Libor + 4.25%/M)	5/22/2011		$8,392
Cuyahoga Falls, OH 44221	materials	Senior secured loan	8.50% (Base Rate + 3.50%/M)	5/22/2011		$313
	manufacturer	Senior secured loan	10.00% (Libor + 6.00%/M)	5/22/2011		$1,604
		Senior secured loan	13.00% Cash, 3.00% PIK	5/22/2011		$5,012

Encanto Restaurants, Inc.	Restaurant owner and	Junior secured loan	11.00%	8/2/2013		$19,947
c/o Harvest Partners, Inc.	operator	Junior secured loan	11.00%	8/2/2013		$3,799
280 Park Avenue, 33rd Floor
New York, NY 10017

Fidus Mezzanine Capital, L.P.	Investment	Limited partnership interest			30.50%	$10,518
101 North Tryon Street	partnership
Charlotte, NC 28246

Financial Pacific Company(5)	Commercial property	Senior subordinated loan	15.00% Cash, 2.00% PIK	2/2/2012		$11,681
3455 South 344th Way, Suite 300	and casualty	Senior subordinated loan	15.00% Cash, 2.00% PIK	2/2/2012		$11,679
Federal Way, WA 98001	insurance provider	Senior subordinated loan	15.00% Cash, 2.00% PIK	2/2/2012		$10,750
		Subordinated loan	18.00% Cash, 2.00% PIK	8/2/2012		$—
		Preferred stock			86.30%	$—
		Preferred stock			86.30%	$—
		Preferred stock			86.30%	$—
		Common stock			85.80%	$—

Firstlight Financial Corporation(2)	Investment company	Senior subordinated loan	1.00% PIK	12/31/2016		$48,295
1700 E. Putnum Ave.		Common stock			20.00%	$—
Old Greenwich, CT 06870		Common stock			100.00%	$—

Fulton Holdings Corp	Airport restaurant	Senior secured loan	12.50%	5/28/2016		$40,000
5950 Fulton Industrial Blvd	operator	Common stock			2.16%	$1,967
Atlanta, GA 30336

Galley Equities, LLC		Commercial mortgage loan		1/1/2015		$—
140 Turnpike Drive
Middlebury, CT 06762

Geotrace Technologies, Inc.	Reservoir processing,	Common stock warrants			7.824%	$—	(3)
1011 Highway 6 South, Suite 220	development	Common stock warrants			7.824%	$—	(3)
Houston, TX 77077		Preferred stock warrants			7.03%	$1,432	(3)
		Preferred stock warrants			7.03%	$879	(3)

GG Merger Sub I, Inc.	Drug testing services	Senior secured loan	4.54% (Libor + 4.00%/Q)	12/13/2014		$10,764
4130 Parklake Avenue, Suite 400		Senior secured loan	4.54% (Libor + 4.00%/Q)	12/13/2014		$11,400
Raleigh, NC 27612

Gilchrist & Soames, Inc.	Personal care	Senior secured revolving loan	—	10/5/2013		$—	(15)
1535 E. Naomi Street	manufacturer	Senior subordinated loan	13.44%	10/5/2013		$22,814
PO Box 33806
Indianapolis, IN 46203

Gordian Acquisition Corporation		Member interest			100.00%	$—
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Company	Industry	Investment	Interest(1)	Maturity	% of Class Held at 06-30-10	Fair Value
Growing Family, Inc. and GFH Holdings, LLC(2)	Photography services	Senior secured revolving loan	9.00% (Libor + 6.00%/Q)	8/23/2011		$59	(16)
3613 Mueller Road		Senior secured revolving loan	9.00% (Libor + 6.00%/Q)	8/23/2011		$1,007	(16)
Saint Charles, MO 63301		Senior secured loan	9.00% (Libor + 6.00%/Q)	3/31/2013		$2,901
		Senior secured loan	9.00% (Libor + 6.00%/Q)	3/31/2013		$161
		Preferred stock			38.89%	$—
		Common stock			1.77%	$—
		Warrants			50.00%	$—	(3)

Havco Wood Products LLC	Laminated oak and	Member interest			3.90%	$173
3200 East Outer Road	fiber-reinforced
Scott City, MO 63780	composite flooring manufacturer for trailers

HB&G Building Products	Synthetic and wood	Senior subordinated loan		3/7/2011		$179
P.O. Box 589	product manufacturer	Common stock			5.76%	$—
Troy, AL 36081		Warrants			3.89%	$—	(3)

HCI Equity, LLC(38)	Investment company	Member interest			1.00%	$913
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

HCP Acquisition Holdings, LLC(5)	Healthcare	Class A units			26.19%	$4,894
c/o Halyard Capital Fund II, LP	compliance advisory
600 Fifth Avenue, 17th Floor	services
New York, NY 10020

Heartland Dental Care, Inc.	Dental services	Senior subordinated loan	14.25%	7/30/2014		$27,717
1200 Network Centre Drive, Suite 2
Effingham, IL 62401

Holiday Inn West Chester		Real estate owned				$4,000
943 South High Street
West Chester, PA 19382

Hot Light Brands, Inc.(5)	Restaurant owner and	Senior secured revolving loan	—	2/1/2011		$—	(17)
11780 Manchester Road, Suite 207	operator	Senior secured loan		2/1/2011		$6,119
St. Louis, MO 63131		Common stock			100.00%	$—

Hot Stuff Foods, LLC(5)	Convenience food	Senior secured revolving loan	—	2/2/2012		$—	(18)
2930 W. Maple Street	service retailer	Senior secured loan	3.85% (Libor + 3.50%/M)	2/2/2012		$38,377
Sioux Falls, SD 57118		Junior secured loan		8/2/2012		$25,423
		Senior subordinated loan		2/1/2013		$—
		Subordinated loan		2/1/2013		$—
		Common stock			68.03%	$—
		Common stock			95.61%	$—

Huddle House, Inc.(5)	Restaurant owner and	Senior subordinated loan	12.00% Cash, 3.00% PIK	12/21/2015		$18,069
5901-B Peachtree-Dunwoody Road, Suite 450	operator	Common stock			84.04%	$—
Atlanta, GA 30328

IAT Equity, LLC and Affiliates	Industrial products	Senior subordinated loan	9.00%	6/25/2014		$6,000
d/b/a Industrial Air Tool(5)	distributor	Member interest			100.00%	$7,504
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Ideal Snacks Corporation	Snacks manufacturer	Senior secured revolving loan	8.50% (Base Rate + 4.00%/M)	6/30/2011		$1,000	(19)
89 Mill Street
Liberty, NY 12754

ILC Industries, Inc.	Industrial products	Junior secured loan	11.50%	6/27/2014		$12,000
105 Wilbur Place	provider
Bohemia, NY 11716

Impact Innovations Group, LLC	IT consulting and	Member interest			50.00%	$—
2500 Northwinds Parkway, Suite 200	outsourcing services
Alpharetta, GA 30004

Imperial Capital Group, LLC and Imperial Capital	Investment banking	Common units			5.00%	$4,561
Private	services	Common units			4.99%	$569
Opportunities, LP(2)		Common units			5.00%	$13,921
2000 Avenue of the Stars, 9th Floor S		Limited partnership interest			80.00%	$6,216
Los Angeles, CA 90067

Company	Industry	Investment	Interest(1)	Maturity	% of Class Held at 06-30-10	Fair Value
Industrial Container Services, LLC(2)	Industrial container	Senior secured revolving loan	—	9/30/2011		$—	(20)
1540 Greenwood Avenue	manufacturer,	Senior secured loan	4.35% (Libor + 4.00%/M)	9/30/2011		$3,284
Montebello, CA 90640	reconditioner and	Senior secured loan	4.35% (Libor + 4.00%/M)	9/30/2011		$214
	servicer	Senior secured loan	4.31% (Libor + 4.00%/Q)	9/30/2011		$3,694
		Senior secured loan	4.31% (Libor + 4.00%/Q)	9/30/2011		$241
		Senior secured loan	4.54% (Libor + 4.00%/Q)	9/30/2011		$821
		Senior secured loan	4.54% (Libor + 4.00%/Q)	9/30/2011		$54
		Senior secured loan	5.75% (Base Rate + 2.50%/Q)	9/30/2011		$63
		Senior secured loan	5.75% (Base Rate + 2.50%/Q)	9/30/2011		$965
		Common stock			8.88%	$11,556

Insight Pharmaceuticals Corporation(2)	OTC drug products	Senior subordinated loan	13.00% Cash, 2.00% PIK	9/30/2012		$54,994
1170 Wheeler Way, Suite 150	manufactuer	Common stock			25.46%	$10,244
Langhorne, PA 19047

Instituto de Banca y Comercio, Inc. & Leeds IV	Private school	Series C preferred stock			3.38%	$2,586
Advisors, Inc.	operator	Series C preferred stock			3.53%	$672
Calle Santa Ana 1660		Common stock			0.00%	$—
Santurce, PR 00909-2309		Common stock			0.00%	$—

Investor Group Services, LLC(2)	Financial services	Senior secured revolving loan	—	6/22/2011		$—	(21)
2020 Front Street, Suite 100		Limited liability company			10.00%	$500
Boston, MA 02116		membership interest

Ivy Hill Asset Management, LP(5)	Investment manager	Member interest			100.00%	$105,044
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Ivy Hill Middle Market Credit Fund, Ltd.(5)	Investment company	Subordinated notes	15.50%	11/20/2018		$14,737
2000 Avenue of the Stars, 12th Floor		Class B deferrable interest	6.25% (Libor + 6.00%/Q)	11/20/2018		$37,600
Los Angeles, CA 90067		notes

Jakel, Inc.(5)	Electric motor	Senior subordinated loan		3/31/2011		$—
Regal Beloit Corporation	manufacturer
200 State Street
Beloit, WI 53511

JTC Education Holdings, Inc.	Postsecondary school	Senior secured revolving loan	—	12/23/2014		$—	(22)
100 Fillmore Place, Suite 300	operator	Senior secured loan	12.50% (Libor + 9.50%/M)	12/23/2014		$20,250
Denver, CO 80206		Senior secured loan	12.50% (Libor + 9.50%/M)	12/23/2014		$11,000

Knightsbridge CLO 2007-1 Ltd.(5)	Investment company	Class E interest notes	9.53% (Libor + 9.00%/Q)	1/11/2022		$11,347
315 Holmwood Drive
Newport Beach, CA 92663

Knightsbridge CLO 2008-1 Ltd.(5)	Investment company	Class C interest notes	8.03% (Libor + 7.50%/Q)	6/18/2018		$14,400
315 Holmwood Drive		Class D interest notes	9.03% (Libor + 8.50%/Q)	6/18/2018		$9,000
Newport Beach, CA 92663		Class E interest notes	5.53% (Libor + 5.00%/Q)	6/18/2018		$9,954

Kodiak Fund LP	Investment	Limited partnership interest			1.50%	$962
2107 Wilson Blvd, Suite 400	partnership
Arlington, VA 22201

LVCG Holdings LLC(5)	Commercial printer	Membership interests			56.53%	$132
c/o The Decatur Group LLC
600 Seventeenth Street, Suite 2800
Denver, CO 80202

Mactec, Inc.	Engineering and	Class B-4 stock			1.00%	$—
1105 Sanctuary Parkway, Suite 300	environmental	Class C stock			38.46%	$150
Alpharetta, GA 30004	services

Magnacare Holdings, Inc., Magnacare	Healthcare	Senior secured loan	7.50% (Libor + 5.50%/M)	1/30/2012		$4,335
Administrative Services, LLC, and Magnacare, LLC	professional provider	Senior subordinated loan	15.00% (Libor + 10.00% Cash, 3.00%PIK/Q)	3/26/2015		$54,000
825 East Gate Blvd.
Garden City, NY 11530

Making Memories Wholesale, Inc.(5)	Scrapbooking	Senior secured loan	10.00% (Base Rate + 5.50%/Q)	8/21/2014		$9,625
1168 West 500 North	branded products	Senior secured loan	7.50% Cash, 7.50% PIK	8/21/2014		$267
Centerville, UT 84014	manufacturer	Senior secured revolving loan	10.00% (Libor + 6.50%/Q)	8/21/2014		$500	(23)
		Common stock			92.00%	$—

Market Track Holdings, LLC	Business media	Senior secured revolving loan	—	6/12/2014		$—	(24)
101 North Wacker Drive, Suite 1500	consulting services	Senior subordinated loan	11.50% Cash, 4.40% PIK	6/12/2014		$24,337
Chicago, IL 60606	company

MGP Park Place Equity, LLC		Commercial mortgage loan		5/30/2011		$488
6901 Rockledge Drive, Suite 230
Bethesda, MD 20817

Company	Industry	Investment	Interest(1)	Maturity	% of Class Held at 06-30-10	Fair Value
MJ Ocala Hotel Associates, Ltd		Commercial mortgage loan	7.60%	5/30/2011		$569
3600 Southwest 36th Avenue
Ocala, FL 34474

MPBP Holdings, Inc., Cohr Holdings, Inc. and	Healthcare	Junior secured loan		1/31/2014		$971
MPBP Acquisition Co., Inc.	equipment services	Junior secured loan		1/31/2014		$583
21540 Plummer Street		Common stock			2.50%	$—
Chatsworth, CA 91311

Multi-Ad Services, Inc.(2)	Marketing services	Senior secured revolving loan	—	11/7/2011		$—	(25)
1720 W. Detweiller Drive	and software provider	Senior secured loan	11.25%	11/7/2011		$1,878
Peoria, IL 61615		Member interest			8.85%	$—
		Preferred equity			14.40%	$1,286

MVL Group, Inc.(5)	Marketing research	Senior secured loan	12.00%	7/8/2012		$25,260
1061 E. Indiantown Road, Suite 300	provider	Senior subordinated loan	12.00% Cash, 2.50% PIK	7/8/2012		$36,073
Jupiter, FL 33477		Senior subordinated loan	10.00%	7/8/2012		$—
		Common stock			56.10%	$—
		Common stock			56.10%	$—

MWD Acquisition Sub, Inc.	Dental services	Junior secured loan	6.60% (Libor + 6.25%/M)	5/3/2013		$4,700
680 Hehli Way
PO Box 69
Mondovi, WI 54755

National Print Group, Inc.	Printing management	Senior secured revolving loan	9.00% (Libor + 6.00%/S)	10/31/2012		$628	(26)
2464 Amicola Highway	services	Senior secured revolving loan	9.00% (Base Rate + 5.00%/M)	10/31/2012		$530	(26)
Chattanooga, TN 37406		Senior secured loan	16.00% (Libor + 13.00%/Q), 9.00% Cash, 7.00% PIK	10/31/2012		$4,100
		Senior secured loan	16.00% (Libor + 12.00%/Q), 9.00% Cash, 7.00% PIK	10/31/2012		$271
		Preferred stock			5.17%	$—

NetShape Technologies, Inc.	Metal precision	Senior secured revolving loan	4.19% (Libor + 3.75%/B)	2/2/2013		$454	(27)
8751 Old State Road 60	engineered	Senior secured revolving loan	4.13% (Libor + 3.75%/M)	2/2/2013		$70	(27)
Sellersburg, IN 47172	components manufacturer

Netsmart Technologies	Healthcare	Senior subordinated loan	13.50%	6/21/2017		$50,579
3500 Sunrise Highway, Suite D122	technology provider	Common stock				$2,500
Great River, NY 11739

Network Hardware Resale, Inc.	Networking	Senior subordinated loan	12.00%	12/9/2011		$12,980
26 Castilian Drive, Suite A	equipment resale	Convertible subordinated	9.75%	12/9/2015		$19,441
Santa Barbara, CA 93117	provider	loan

Novak Biddle Venture Partners III, L.P.	Investment	Limited partnership interest			2.46%	$685
7501 Wisconsin Avenue	partnership
East Tower, Suite 1380
Bethesda, MD 20814

NPA Acquisition, LLC	Powersport vehicle	Junior secured loan	7.10% (Libor + 6.75%/M)	2/24/2013		$7,286
c/o Transportation Resources Partners, L.P.	auction operator	Common units			1.94%	$3,000
13175 Gregg Street
Poway, CA 92064

NPH, Inc		Real estate equity interests			100.00%	$6,626
4243 Hunt Road
Cincinnati, OH 45242

OnCURE Medical Corp.	Radiation oncology	Common stock			3.38%	$2,218
610 Newport Center Drive, Suite 650	care provider
Newport Beach, CA 92660

OTG Management, Inc.	Airport restaurant	Junior secured loan	16.00% (Libor + 13.00%/M),	6/18/2013		$5,016
One International Plaza, Suite 130	operator		14.00% Cash, 2.00% PIK
Philadelphia, PA 19113		Junior secured loan	20.50% (Libor + 17.50%/M), 14.00% Cash, 6.50% PIK	6/18/2013		$41,178
		Warrants to purchase common stock			7.73%	$4,415	(3)
		Warrants to purchase common stock			5.97%	$—	(3)

Pangaea CLO 2007-1 Ltd.	Investment company	Class D notes	5.28% (Libor + 4.75%/Q)	1/21/2021		$7,722
200 South Wacker Drive, Suite 3100
Chicago, IL 60606

Company	Industry	Investment	Interest(1)	Maturity	% of Class Held at 06-30-10	Fair Value
Papa Murphy's International, Inc.	Restaurant owner and	Senior secured revolving loan	10.00% (Libor + 8.00%/B)	5/5/2015		$875	(28)
8000 NE Parkway Dr. #350	operator	Senior secured loan	10.00% (Libor + 800%/B)	5/5/2015		$9,973
Vancouver, WA 98662		Senior secured loan	10.00% (Libor + 800%/B)	5/5/2015		$9,973
		Senior secured loan	10.25% (Base Rate + 7.00%/M)	5/5/2015		$2
		Senior secured loan	10.25% (Base Rate + 7.00%/M)	5/5/2015		$2

Partnership Capital Growth Fund I, LP	Investment	Limited partnership interest			25.00%	$2,053
One Embarcadero, Suite 3810	partnership
San Francisco, CA 94111

Passport Health Communications, Inc., Passport	Healthcare	Senior secured loan	10.50% (Libor + 7.50%/B)	5/9/2014		$11,487
Holding Corp. and Prism Holding Corp.	technology provider	Senior secured loan	10.50% (Libor + 7.50%/B)	5/9/2014		$10,604
720 Cool Springs Blvd., Suite 450		Series A preferred stock			5.23%	$9,900
Franklin, TN 37067		Common stock			5.23%	$100

PC Helps Support, LLC	Technology support	Senior secured revolving loan	—	12/14/2013		$—	(29)
One Bala Plaza, Suite 434	provider	Senior secured loan	3.60% (Libor + 3.25%/M)	12/14/2013		$7,316
Bala Cynwyd, PA 19004		Senior subordinated loan	12.76%	12/14/2013		$24,150

Penn Detroit Diesel Allison, LLC(5)	Diesel engine	Member interest			75.93%	$17,200
8330 State Road	manufacturer
Philadelphia, PA 19136

Pharmedium Healthcare Corporation		Senior secured revolving loan	—	10/15/2013		$—	(30)
150 North Field Drive, Suite 350
Lake Forest, IL 60045

PG Mergersub, Inc.	Provider of patient	Senior subordinated loan	12.50%			$4,000
c/o Vestar Capital Partners V, LP	surveys, management	Common stock			0.94%	$167
245 Park Avenue, 41st Floor	reports and national	Preferred stock			0.94%	$333
New York, NY 10167	databases for the integrated healthcare delivery system

Pillar Holdings LLC and PHL Holding Co.(2)	Mortgage services	Senior secured revolving loan	—	11/20/2013		$—	(31)
220 Northpointe Parkway, Suite G		Senior secured loan	14.50%	5/20/2014		$1,875
Buffalo, NY 14228		Senior secured loan	14.50%	5/20/2014		$5,500
		Senior secured loan	5.93% (Libor + 5.50%/B)	11/20/2013		$15,144
		Senior secured loan	5.93% (Libor + 5.50%/B)	11/20/2013		$9,452
		Common stock			8.48%	$9,193

PODS Funding Corp.	Storage and	Senior subordinated loan	15.00%	6/23/2015		$25,125
5585 Rio Vista Drive	warehousing	Senior subordinated loan	16.64% PIK	12/23/2015		$5,980
Clearwater, FL 33760

Primis Marketing Group, Inc. and Primis	Database marketing	Senior subordinated loan		2/25/2013		$102
Holdings, LLC	services	Preferred units			8.02%	$—
c/o Pcap Managers, LLC(2)		Common units			7.38%	$—
75 State Street, 26th Floor Boston, MA 02109

Prommis Solutions, LLC, E-Default Services, LLC,	Bankruptcy and	Senior subordinated loan	11.50% Cash, 2.00% PIK	2/8/2014		$16,704
Statewide Tax and Title Services, LLC &	foreclosure processing	Senior subordinated loan	11.50% Cash, 2.00% PIK	2/8/2014		$26,897
Statewide Publishing Services, LLC (formerly known as MR Processing Holding Corp.)	services	Preferred units			3.17%	$7,000
1544 Old Alabama Road
Roswell, GA 30076

Promo Works, LLC	Marketing services	Senior secured revolving loan	—	12/23/2012		$—	(32)
300 Martingale Road		Senior secured loan	12.00% Cash, 6.00% PIK	12/23/2012		$11,720
Schaumburg, IL 60173

R2 Acquisition Corp.	Marketing services	Common stock			0.33%	$250
207 NW Park Ave
Portland, OR 97209

R3 Education, Inc. (formerly known as	Medical school	Senior secured revolving loan	—	4/30/2013		$—	(33)
Equinox EIC Partners, LLC and	operator	Senior secured loan	9.00% (Libor + 6.00%/M)	4/30/2013		$10,802
MUA Management Company)		Senior secured loan	9.00% (Libor + 6.00%/Q)	4/30/2013		$15,016
and EIC Acquisitions Corp.		Senior secured loan	9.00% (Libor + 6.00%/Q)	4/30/2013		$5,939
1750 W. Broadway St. #222		Senior secured loan	13.00% PIK	4/30/2013		$7,975
Oviedo, FL 32765		Preferred stock			16.12%	$1,100
		Warrants			10.00%	$—	(2)
		Common membership interest			26.27%	$20,196

Reed Group, Ltd.	Medical disability	Senior secured revolving loan		12/19/2013		$1,044	(34)
10155 Westmoor Drive, Suite 210	management services	Senior secured loan		12/19/2013		$10,325
Westminster, CO 80021	provider	Senior subordinated loan		12/19/2013		$14,915
		Equity interest			4.00%	$—

Company	Industry	Investment	Interest(1)	Maturity	% of Class Held at 06-30-10	Fair Value
Reflexite Corporation(38)	Developer and	Senior subordinated loan	20.00% (Base Rate + 9.00%	11/1/2014		$6,154
120 Darling Drive	manufacturer of		Cash, 7.50% PIK)
Avon, CT 06001	high-visibility reflective products	Senior subordinated loan	20.00% (Base Rate + 9.00% Cash, 7.50% PIK)	11/1/2014		$11,251
		Common stock			39.49%	$24,595

Regency Healthcare Group, LLC(2)	Hospice provider	Preferred member interest			7.62%	$1,878
2151 Highland Avenue, Suite 350
Birmingham, AL 35205

S.B. Restaurant Company (d/b/a Elephant Bar)	Restaurant owner and	Senior secured loan	11.75%	4/15/2011		$33,747
14241 Firestone Blvd, Suite 315	operator	Preferred stock			2.15%	$—
La Mirada, CA 90638		Warrants			11.30%	$—	(3)

Savers, Inc. and SAI Acquisition Corporation	For-profit thrift	Common stock			3.44%	$6,520
11400 SE 6th St. Suite 220	retailer
Bellevue, WA 98004

Saw Mill PCG Partners LLC	Precision components	Common units			66.67%	$—
31005 Solon Road	manufacturer
Solon, OH 44139

Senior Secured Loan Fund LLC(5)	Investment	Subordinated certificates	15.94%	12/20/2015	87.50%	$202,800
2000 Avenue of the Stars, 12th Floor	partnership
Los Angeles, CA 90067

Shoes for Crews, LLC		Senior secured revolving loan	—	7/6/2010		$—	(35)
1400 Centerpark Blvd, Suite 310
West Palm Beach, FL 33401

Sigma International Group, Inc.	Water treatment parts	Junior secured loan	16.00% (Libor + 8.00%/Q)	10/10/2013		$1,283
700 Goldman Drive	manufacturer	Junior secured loan	16.00% (Libor + 8.00%/Q)	10/10/2013		$642
Cream Ridge, NJ 08514		Junior secured loan	16.00% (Libor + 8.00%/Q)	10/10/2013		$1,944
		Junior secured loan	16.00% (Libor + 8.00%/Q)	10/10/2013		$2,800
		Junior secured loan	16.00% (Libor + 8.00%/Q)	10/10/2013		$1,400
		Junior secured loan	16.00% (Libor + 8.00%/Q)	10/10/2013		$4,242

Slate Equity LLC	Investment company	Member interest			0.40%	$7
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067

Soteria Imaging Services, LLC(2)	Outpatient medical	Junior secured loan	14.50%	11/10/2010		$1,676
9200 Leesgate Road, Suite 800	imaging provider	Junior secured loan	12.50%	11/10/2010		$2,394
Fairfax, VA 22030		Preferred member interest			6.31%	$—

SPP Mezzanine Funding II, L.P.	Investment	Limited partnership interest			42.73%	$5,649
11350 Random Hills Road, Suite 800	partnership
Fairfax, VA 22030

Stag-Parkway, Inc.(5)	Automotive	Senior subordinated loan	10.00%	7/14/2012		$19,044
7095 Tradewater Parkway	aftermarket	Common stock				$22,254
Atlanta, GA 30336	components supplier

Startec Equity, LLC(5)	Communication	Member interest			100.00%	$—
2000 Avenue of the Stars, 12th Floor	services
Los Angeles, CA 90067

STS Operating, Inc.	Hydraulic systems	Senior subordinated loan	11.00%	1/2/2013		$29,778
2301 Windsor Court	equipment and
Addison, IL 60101	supplies provider

Summit Business Media, LLC	Business media	Junior secured loan		7/6/2014		$596
375 Park Avenue	consulting services
New York, NY 10152-0002

Summit Energy Services, Inc.	Energy management	Common stock			2.00%	$184
10350 Ormsby Park Place, Suite 400	consulting services	Common stock			2.00%	$2,343
Louisville, KY 40223

Tank Intermediate Holding Corp.	Manufacturer of	Senior secured revolving loan	—	9/30/2014		$—	(36)
4365 Steiner Street	custom-engineered,
P.O. Box 439	plastic and steel bulk
St. Bonifacius, MN 55375	storage containers and tanks

Tappan Wire & Cable Inc.	Specialty wire and	Senior secured loan		8/31/2014		$9,786
100 Bradley Parkway	cable	Common stock			86.26%	$—
Blauvelt, NY 10913		Warrants			100.00%	$—	(3)

Company	Industry	Investment	Interest(1)	Maturity	% of Class Held at 06-30-10	Fair Value
The Step2 Company, LLC	Toy manufacturer	Senior secured loan	12.00% Cash, 1.00% PIK	4/13/2012		$85,856
10010 Aurora-Hudson Road		Common equity interest			2.36%	$—
Streetsboro, Ohio 44241		Preferred equity interest			2.78%	$—

The Teaching Company, LLC and The Teaching	Education	Preferred stock			3.64%	$3,872
Company Holdings, Inc.	publications provider	Common stock			3.64%	$4
4151 Lafayette Center Drive, No. 100 Chantilly, VA 20151

The Thymes, LLC(5)	Cosmetic products	Preferred stock	8.00% PIK		78.53%	$6,355
629 9th Street SE	manufacturer	Common stock			55.45%	$—
Minneapolis, MN 55414

Thermal Solutions LLC and TSI Group, Inc.	Thermal management	Senior secured loan	6.00% (Libor + 4.75%/M)	3/21/2011		$216
94 Tide Mill Road	and electronics	Senior secured loan	6.50% (Libor + 5.25%/M)	3/21/2012		$2,580
Hampton, NH 03842	packaging	Senior subordinated loan	11.50% Cash, 2.75% PIK	3/21/2013		$1,997
	manufacturer	Senior subordinated loan	11.50% Cash, 2.75% PIK	3/21/2013		$3,153
		Senior subordinated loan	11.50% Cash, 2.50% PIK	3/21/2013		$2,531
		Preferred stock			1.31%	$308
		Common stock			1.31%	$—

Things Remembered, Inc. and TRM Holdings	Personalized gifts	Senior secured revolving loan	—	9/29/2012		$—	(37)
Corporation	retailer	Senior secured loan	6.50% (Base Rate + 2.25%),	9/29/2012		$28
5500 Avion Park Drive			5.50% Cash, 1.00% PIK
Highland Heights, OH 44143		Senior secured loan	6.50% (Base Rate + 2.25%), 5.50% Cash, 1.00% PIK	9/29/2012		$3,445
		Senior secured loan	6.50% (Base Rate + 2.25%), 5.50% Cash, 1.00% PIK	9/29/2012		$200
		Senior secured loan	6.50% (Base Rate + 2.25%), 5.50% Cash, 1.00% PIK	9/29/2012		$51
		Senior secured loan	6.50% (Base Rate + 2.25%), 5.50% Cash, 1.00% PIK	9/29/2012		$26,982
		Senior secured loan	6.50% (Base Rate + 2.25%), 5.50% Cash, 1.00% PIK	9/29/2012		$6,938
		Preferred stock			31.93%	$497
		Preferred stock			3.50%	$543
		Common stock			2.98%	$—
		Warrants to purchase preferred stock			0.00%	$—	(3)

Tradesmen International, Inc.	Construction labor	Senior subordinated loan	10.00%	12/24/2014		$17,405
9760 Shepard Road	support	Warrants			10.00%	—	(3)
Macedonia, OH 44056

Trivergance Capital Partners, LP	Investment	Limited partnership interest			100.00%	$—
2200 Fletcher Avenue, 4th Floor	partnership
Fort Lee , NJ 07024

Trover Solutions, Inc.	Healthcare collections	Senior secured revolving loan	—	5/14/2012		$—	(38)
9390 Bunsen Parkway, Trover Plaza	services	Senior subordinated loan	10.50% Cash, 1.50% PIK	11/14/2012		$52,829
Louisville, KY 40220

TZ Merger Sub, Inc.	Computers and	Senior secured loan	7.50% (Libor + 4.50%/Q)	8/4/2015		$4,678
567 San Nicolas Drive, Suite 360	Electronics
Newport Beach, CA 92660

U.S. Renal Care, Inc.		Senior subordinated loan	11.25% Cash, 2.00% PIK	6/21/2017		$20,030
2400 Dallas Parkway, Suite 350
Plano, TX 75093

UL Holding Co., LLC	Petroleum product	Junior secured loan	12.50% Cash, 2.00% PIK	12/24/2012		$2,829
2824 N Ohio	manufacturer	Junior secured loan	12.50% Cash, 2.00% PIK	12/24/2012		$943
Wichita, KS 67201		Junior secured loan	12.50% Cash, 2.00% PIK	12/24/2012		$2,023
		Junior secured loan	12.50% Cash, 2.00% PIK	12/24/2012		$806
		Junior secured loan	9.72% (Libor + 9.38%/Q)	12/24/2012		$2,013
		Junior secured loan	9.72% (Libor + 9.38%/Q)	12/24/2012		$801
		Junior secured loan	9.75% (Libor + 9.38%/Q)	12/24/2012		$10,320
		Common units			0.85%	$250
		Common units			0.86%	$250

United Road Towing, Inc.	Towing company	Junior secured loan	16.25% (Libor + 8.25%/Q),	1/22/2014		$18,729
9550 Bornet Drive, Suite 301			14.75% Cash, 1.50% PIK
Mokena, IL 60448		Warrants			3.00%	$—	(3)

Universal Environmental Services, LLC(2)	Hydrocarbon	Preferred member interest			12.95%	$—
411 Dividend Drive	recycling and related
Peachtree City, GA 30269	waste management services and products

Company	Industry	Investment	Interest(1)	Maturity	% of Class Held at 06-30-10	Fair Value
Universal Trailer Corporation(2)	Livestock and	Common stock			2.06%	$—
11590 Century Blvd., Suite 103	specialty trailer
Cincinnati, OH 45246	manufacturer

Univita Health, Inc.	Outsourced services	Senior subordinated loan	12.00% Cash, 3.00% PIK	12/31/2014		$20,776
8601 N. Scottsdale Rd., Suite #335	provider
Scottsdale, AZ 85253

Van Ness Hotel, Inc.		Commercial mortgage loan	5.50%	12/31/2011		$13,702
1050 Van Ness Avenue		Commercial mortgage loan		8/1/2013		$278
San Francisco, CA 94109		Real estate equity interests			100.00%	$—

Venturehouse-Cibernet Investors, LLC	Financial settlement	Equity interest			3.30%	$—
509 Seventh Street, N.W.	services for
Washington, DC 20004	intercarrier wireless roaming

Vistar Corporation and Wellspring Distribution	Food service	Senior subordinated loan	13.50%	5/23/2015		$30,676
Corp.	distributor	Senior subordinated loan	13.50%	5/23/2015		$29,100
12650 East Arapahoe Road		Class A non-voting common			33.33%	$4,500
Centennial, CO 80112		stock

VOTC Acquisition Corp.	Radiation oncology	Senior secured loan	11.00% Cash, 2.00% PIK	7/31/2012		$7,503
1500 Rosecrans Ave, Suite 400	care provider	Preferred stock			28.20%	$7,511
Manhattan Beach, CA 90266

VSC Investors LLC	Investment company	Membership interest			4.63%	$652
401 Vance Street
Los Angeles, CA

VSS-Tranzact Holdings, LLC(2)	Management	Common membership			8.51%	$6,483
350 Park Avenue	consulting services	interest
New York, NY 10022

Waste Pro USA, Inc.	Waste management	Preferred Class A common			2.61%	$15,022
2101 West State Road 434, Suite 315	services	stock
Longwood, FL 32779

Wastequip, Inc.(2)	Waste management	Senior subordinated loan		2/5/2015		$1,312
25800 Science Park Drive, Suite 140	equipment	Common stock			5.34%	$—
Beachwood, OH 44122	manufacturer

Web Services Company, LLC	Laundry service and	Senior secured loan	7.00% (Base Rate + 3.75%/Q)	8/28/2014		$4,913
3690 Redondo Beach Ave.	equipment provider	Senior subordinated loan	11.50% Cash, 2.50% PIK	8/29/2016		$13,392
Redondo Beach, CA 90278		Senior subordinated loan	11.50% Cash, 2.50% PIK	8/29/2016		$26,129

Webster Capital II, L.P.	Investment	Limited partnership interest			3.33%	$690
950 Winter Street, Suite 4200	partnership
Waltham, MA 02451

Woodstream Corporation	Pet products	Senior subordinated loan	12.00%	2/27/2015		$4,411
69 N. Locust Street	manufacturer	Senior subordinated loan	12.00%	2/27/2015		$46,739
Lititz, PA 17543-1714		Common units			3.55%	$2,310

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of	Senior preferred stock			0.00%	$1
1960 E. Grand Ave., Suite 900	specialized	Common stock			4.11%	$1,329
El Segundo, CA 90245-5023	engineering, scientific and technical services

X-rite, Incorporated	Artwork software	Junior secured loan	14.38% (Libor + 11.38%/Q)	7/27/2013		$3,074
3100 44th Street SW	manufacturer	Junior secured loan	14.38% (Libor + 11.38%/Q)	7/27/2013		$7,685
Grandville, MI 49418		Junior secured loan	14.38% (Base Rate + 10.38%/Q)	7/27/2013		$42
		Junior secured loan	14.38% (Base Rate + 10.38%/Q)	7/27/2013		$105

						3,794,020

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which resets daily (D), monthly (M), bi-monthly (B), quarterly (Q) or semi-annually (S). For each such loan, we have provided the current interest rate in effect as of June 30, 2010.

(2)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities.

(3)
Percentages shown for warrants or convertible preferred stock held represents the percentages of common stock we may own on a fully diluted basis, assuming we exercise our warrants or convert our preferred stock to common stock.

(4)
$2,757 of total commitment of $5,000 remains unfunded as of June 30, 2010.

(5)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement).

  In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement).

(6)
$2,715 of total commitment of $7,500 remains unfunded as of June 30, 2010.

(7)
Total commitment of $7,802 remains unfunded as of June 30, 2010.

(8)
Total commitment of $10,000 remains unfunded as of June 30, 2010.

(9)
$0 of total commitment of $3,200 remains unfunded as of June 30, 2010.

(10)
$24,029 of total commitment of $25,000 remains unfunded as of June 30, 2010.

(11)
$0 of total commitment of $10,000 remains unfunded as of June 30, 2010.

(12)
$4,730 of total commitment of $5,000 remains unfunded as of June 30, 2010.

(13)
$0 of total commitment of $10,000 remains unfunded as of June 30, 2010.

(14)
$0 of total commitment of $2,400 remains unfunded as of June 30, 2010.

(15)
$1,225 of total commitment of $5,000 remains unfunded as of June 30, 2010.

(16)
$0 of total commitment of $2,385 remains unfunded as of June 30, 2010.

(17)
$0 of total commitment of $2,024 remains unfunded as of June 30, 2010.

(18)
Total commitment of $10,000 remains unfunded as of June 30, 2010.

(19)
$32 of total commitment of $1,084 remains unfunded as of June 30, 2010.

(20)
$13,355 of total commitment of $15,696 remains unfunded as of June 30, 2010.

(21)
$2,000 of total commitment of $2,250 remains unfunded as of June 30, 2010.

(22)
$1,062 of total commitment of $10,000 remains unfunded as of June 30, 2010.

(23)
$0 of total commitment of $2,500 remains unfunded as of June 30, 2010.

(24)
Total commitment of $5,000 remains unfunded as of June 30, 2010.

(25)
Total commitment of $5,000 remains unfunded as of June 30, 2010.

(26)
$1,433 of total commitment of $3,538 remains unfunded as of June 30, 2010.

(27)
$0 of total commitment of $972 remains unfunded as of June 30, 2010.

(28)
$2,625 of total commitment of $3,500 remains unfunded as of June 30, 2010.

(29)
Total commitment of $1,000 remains unfunded as of June 30, 2010.

(30)
Total commitment of $2,823 remains unfunded as of June 30, 2010.

(31)
$3,421 of total commitment of $3,750 remains unfunded as of June 30, 2010.

(32)
$0 of total commitment of $1,000 remains unfunded as of June 30, 2010.

(33)
Total commitment of $9,000 remains unfunded as of June 30, 2010.

(34)
$0 of total commitment of $3,000 remains unfunded as of June 30, 2010.

(35)
Total commitment of $5,833 remains unfunded as of June 30, 2010.

(36)
$4,830 of total commitment of $4,900 remains unfunded as of June 30, 2010.

(37)
Total commitment of $5,000 remains unfunded as of June 30, 2010.

(38)
Total commitment of $5,000 remains unfunded as of June 30, 2010.

MANAGEMENT

              Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the quarterly valuation of our assets. The board of directors currently consists of nine members, five of whom are not "interested persons" of Ares Capital as defined in Section 2(a)(19) of the Investment Company Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who serve at the discretion of the board of directors. The board of directors maintains an audit committee and nominating and governance committee, and may establish additional committees from time to time as necessary.

EXECUTIVE OFFICERS AND BOARD OF DIRECTORS

              Under our charter and bylaws, our directors are divided into three classes. Directors are elected for staggered terms of three years each, with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

              Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Independent Directors
Ann Torre Bates	52	Director	2010	2011
Douglas E. Coltharp	49	Director	2004	2011
Frank E. O'Bryan	77	Director	2005	2010
Gregory W. Penske	48	Director	2009	2012
Eric B. Siegel	52	Director	2004	2010
Interested Directors
Michael J. Arougheti	37	President and Director	2009	2011
Antony P. Ressler	49	Director	2010	2010
Robert L. Rosen	63	Director	2004	2012
Bennett Rosenthal	47	Chairman and Director	2004	2012

              The address for each director is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Executive Officers Who Are Not Directors

              Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Joshua M. Bloomstein	36	Vice President, General Counsel and Assistant Secretary
Richard S. Davis	51	Chief Financial Officer
Merritt S. Hooper	49	Secretary and Assistant Treasurer
Daniel F. Nguyen	38	Treasurer
Karen A. Tallman	53	Chief Compliance Officer
Michael D. Weiner	57	Vice President

              The address for each executive officer is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Biographical Information

Directors

              We divide our directors into two groups—interested directors and independent directors. Interested directors are "interested persons" as defined in the Investment Company Act.

              As described below under "Committees of the Board of Directors—Nominating and Governance Committee," the board of directors has identified certain desired attributes for director nominees. Each of our directors has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the board of directors and contribute to the success of the Company and can represent the long-term interests of the Company's stockholders as a whole. Our directors have been selected such that the board of directors represents a range of backgrounds and experience. Set forth below is biographical information of each director, including a discussion of such director's particular experience, qualifications, attributes or skills that lead us to conclude, as of the date of this prospectus, that such individual should serve as a director of the Company, in light of the Company's business and structure.

Independent Directors

              Ann Torre Bates, 52, has served as a director of the Company since April 2010. Ms. Bates has been a strategic and financial consultant since 1997 principally with respect to corporate finance matters. From 1995 to 1997, Ms. Bates served as Executive Vice President, Chief Financial Officer and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ms. Bates was Vice President and Treasurer of US Airways, and held various finance positions from 1988 to 1991. Ms. Bates holds a BBA in Accountancy from the University of Notre Dame and an MBA in Finance and Economics from Cornell University. She currently serves on the Board of Directors of the Franklin Mutual Series and Recovery Funds, the Franklin Templeton Funds and SLM Corporation (Sallie Mae). She served as a director of Allied Capital Corporation from 2003 to 2010. Ms. Bates' experience as a previous director of Allied Capital Corporation provides the board of directors with important knowledge in dealing with matters related to the Company's acquisition of Allied Capital Corporation. In addition, Ms. Bates' experience serving as a director of other public companies in the financial sector, as well as her past experience as a chief financial officer, provides the board of directors and, specifically, the audit committee with valuable knowledge and insight in the financial services sector as well as experience in financial and accounting matters.

              Douglas E. Coltharp, 49, has served as a director of the Company since 2004. Mr. Coltharp has served as executive vice president and chief financial officer of HealthSouth Corporation since May 2010. Prior to that, from May 2007 to May 2010, Mr. Coltharp was a partner at Arlington Capital Advisors and Arlington Investment Partners, Birmingham, AL-based financial advisory and private equity businesses. Prior to that, from November 1996 to May 2007, he was the Executive Vice President and Chief Financial Officer of Saks Incorporated and its predecessor organization (NYSE "SKS"). Prior to joining Saks Incorporated, Mr. Coltharp spent ten years in the Corporate Finance Department of NationsBank (now known as Bank of America), most recently as Senior Vice President and head of the Southeast Corporate Finance Group headquartered in Atlanta. Mr. Coltharp holds a BS in Finance and Economics from Lehigh University in Bethlehem, Pennsylvania and an MBA from the Wharton School, University of Pennsylvania, in Philadelphia, Pennsylvania. Mr. Coltharp also serves on the board of directors of Under Armour, Inc. (NYSE "UA") and rue21, inc. (NASDAQ "RUE"). Mr. Coltharp's previous experience as chief financial officer of a publicly traded company provides the board of directors with a wealth of knowledge in dealing with financial and accounting matters, and particularly qualifies him to serve in his role as chairman of the audit committee. As an executive of financial advisory and private equity companies and as a director of other publicly traded companies, Mr. Coltharp also brings broad financial industry and specific investment management knowledge and experience to the board of directors.

              Frank E. O'Bryan, 77, has served as a director of the Company since 2005. Mr. O'Bryan served as Chairman of the Board of WMC Mortgage Company from 1997 to 2003 and as a Vice Chairman until 2004, when the company was sold to General Electric Corporation. Mr. O'Bryan served as Vice Chairman of Shearson/American Express Mortgage Corp. (formerly Western Pacific Financial) and as a Director of Shearson American Express from 1981 to 1985 and prior to that served as a Director and senior executive of Shearson Hayden Stone from 1979 to 1981. Mr. O'Bryan holds a BS in Business from the University of Arizona. Mr. O'Bryan has been a Director of The First American Corporation since 1994. Mr. O'Bryan is a past member of the boards of directors of Damon Corporation, Grubb & Ellis, Standard Pacific Corporation and Farmers & Merchants Bank. Mr. O'Bryan's long and varied business career, including his service as a director of numerous public and private companies, allows him to provide key experience and insight, especially with respect to issues specific to boards of directors of public companies and companies in the financial services industry. Mr. O'Bryan also provides valuable knowledge and expertise in financial and accounting matters to the board from his service on the audit committees of The First American Corporation and Standard Pacific Corporation.

              Gregory W. Penske, 48, has served as a director of the Company since 2009. Mr. Penske has served as President and CEO of Penske Motor Group, Inc, an automotive group that owns and operates Toyota, Lexus and Scion dealerships in California, since 1993. Mr. Penske was the former President and CEO of Penske Motorsports, Inc., which operated racetracks across the country. Penske Motorsports, Inc. was publicly traded on the NASDAQ exchange and was thereafter sold to International Speedway Corporation in 1999. Mr. Penske serves as a member of the boards of directors for Penske Corporation, the Los Angeles Sports Council and Friends of Golf, Inc. He is a member of the Toyota Parts and Service Advisory Council, the Toyota President's Cabinet and the Toyota Board of Governors. Mr. Penske is also a former member of the boards of directors of the Alltel Corporation, International Speedway Corporation and the Southern California Committee for the Olympic Games and the Board of Trustees of the John Thomas Dye School. Mr. Penske holds a BS in Business from Cornell University. Because of Mr. Penske's experience as the chief executive officer of both public and private companies, as well as his previous service as director of several other publicly traded companies, he is able to provide the board of directors with the perspective of an experienced executive officer and is able to give insight related to the management and operations of a publicly traded company.

              Eric B. Siegel, 52, has served as a director of the Company since 2004. Since 1995, Mr. Siegel has been an independent business consultant providing advice through a limited liability company owned by Mr. Siegel, principally with respect to acquisition strategy and structuring, and the subsequent management of acquired entities. Mr. Siegel is currently a member of the Advisory Board of and consultant to the Milwaukee Brewers Baseball Club and a Director and Chairman of the Executive Committee of El Paso Electric Company, a NYSE publicly traded utility company. Mr. Siegel is also a past member of the boards of directors of a number of public and private companies, including Kerzner International Ltd. until it went private in 2006. Mr. Siegel rejoined the board of Kerzner International Ltd., currently a private company, in 2008. Mr. Siegel is a retired limited partner of Apollo Advisors, L.P. and Lion Advisors, L.P., private investment management firms. Mr. Siegel is also a member of the Board of Trustees of the Marlborough School, a member of the board of directors of the Friends of the Los Angeles Saban Free Clinic and a board member of Reprise Theatre Company, a non-profit theatre organization. Mr. Siegel holds his BA summa cum laude and Phi Beta Kappa and JD Order of the Coif from the University of California at Los Angeles. Mr. Siegel's experience practicing as a corporate lawyer provides valuable insight to the board of directors on regulatory and risk management issues. In addition, Mr. Siegel's experience as a partner in investment firms and approximately 18 years of experience serving as a director for both public and private companies provide industry-specific knowledge and expertise to the board of directors.

Interested Directors

              Michael J. Arougheti, 37, has served as President of the Company since May 2004 and as a director of the Company since 2009. Mr. Arougheti joined Ares Management in May 2004 and is a Senior Partner in the Private Debt Group. He is a member of the Executive Committee of APMC, which indirectly controls Ares Management. Mr. Arougheti also serves as a member of the Investment Committee of Ares Capital Management, the Ares Management Global Private Debt Investment Committee and the Investment Committee of ACE, Ares' European Private Debt business. From 2001 to 2004, Mr. Arougheti was employed by Royal Bank of Canada, where he was a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of the firm's Mezzanine Investment Committee. At RBC Capital Partners, Mr. Arougheti oversaw an investment team that originated, managed and monitored a diverse portfolio of middle market leveraged loans, senior and junior subordinated debt, preferred equity and common stock and warrants on behalf of RBC and other third-party institutional investors. Mr. Arougheti joined Royal Bank of Canada in October 2001 from Indosuez Capital, where he was a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. Mr. Arougheti sat on the firm's Investment Committee and was also active in the firm's private equity fund investment and its fund of funds program. Prior to joining Indosuez in 1994, Mr. Arougheti worked at Kidder, Peabody & Co., where he was a member of the firm's Mergers and Acquisitions Group, advising clients in various industries, including natural resources, pharmaceuticals and consumer products. Mr. Arougheti has extensive experience in leveraged finance, including senior bank loans, mezzanine debt and private equity. He has worked on a range of transactions for companies in the consumer products, manufacturing, healthcare, retail and technology industries. Mr. Arougheti also serves on the boards of directors of Planet Organic Health Corp., Reflexite Corporation, Investor Group Services and Riverspace Arts, a not-for-profit arts organization. Mr. Arougheti received a BA in Ethics, Politics and Economics, cum laude, from Yale University. Mr. Arougheti's depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of the Company's business and operations, gives the board of directors valuable industry-specific knowledge and expertise on these and other matters. Mr. Arougheti is an "interested person" of the Company as defined in Section 2(a)(19) of the Investment Company Act because he is the President of the Company, is on the Investment Committee of Ares Capital Management, the Company's investment adviser, and is a member and serves on the Executive Committee of APMC, which indirectly controls Ares Management, the managing member of the investment adviser.

              Antony P. Ressler, 49, has served as a director of the Company since April 2010. Mr. Ressler is a Senior Partner in the Ares Private Equity Group and sits on the Executive Committee of APMC. Mr. Ressler is a Senior Advisor to the Ares Capital Markets Group and also serves on the Investment Committees of Ares Management's Private Equity funds and certain funds managed by Ares Management's Capital Markets Group. Prior to Ares, Mr. Ressler was a co-founder of Apollo Management, L.P. in 1990 and was a member of the original six-member management team. Mr. Ressler oversaw and led the capital markets activities of Apollo Management, L.P. and Lion Advisors, L.P. from 1990 until 1997, particularly focusing on high yield bonds, leveraged loans and other fixed income assets. Prior to 1990, Mr. Ressler served as a Senior Vice President in the High Yield Bond Department of Drexel Burnham Lambert Inc., with responsibility for the New Issue/Syndicate Desk. Mr. Ressler currently serves on the Board of Directors of Kinetics Holdings, LLC. Mr. Ressler is also a member of the Board of Trustees of the Center for Early Education, the Los Angeles County Museum of Art ("LACMA"), the Alliance for College-Ready Public Schools, and is involved in the U.S. Chapter of Right to Play (formerly known as Olympic Aid), an international humanitarian organization that is committed to improving the lives of the most disadvantaged children through sports and play, currently operating in over 20 countries worldwide. Mr. Ressler is also one of the founding members of the Board of Directors of the Painted Turtle Camp, a $40 million southern California based facility created to serve children dealing with chronic and life threatening illnesses by creating memorable, old-fashioned camping experiences. Mr. Ressler is also a former member of the boards of directors of Allied Waste Industries, Inc., Samsonite Corporation and WCA Waste Corporation. Mr. Ressler received his BSFS from Georgetown University's School of Foreign Service and received his MBA from Columbia University's Graduate School of Business. Mr. Ressler's intimate knowledge of the business and operations of Ares Management and the Company, his extensive experience in the financial industry and as a partner in investment firms and his service as a director of other public companies provides industry-specific knowledge and expertise to the board of directors. Mr. Ressler is an "interested person" of the Company as defined in Section 2(a)(19) of the Investment Company Act because he is a member and serves on the Executive Committee of APMC, which indirectly controls Ares Management, the manager and sole member of the Company's investment adviser.

              Robert L. Rosen, 63, has served as a director of the Company since 2004. Mr. Rosen is managing partner of RLR Capital Partners and RLR Focus Fund which invests principally in the securities of publicly traded North American companies. From 1987 to present, Mr. Rosen has been CEO of RLR Partners, LLC, a private investment firm with interests in financial services, healthcare media and multi-industry companies. Mr. Rosen served from 2003 until 2005 as co-Managing Partner of Dolphin Domestic Fund II. In 1998, Mr. Rosen founded National Financial Partners ("NFP"), an independent distributor of financial services to high net worth individuals and small to medium-sized corporations. He served as NFP's CEO from 1998 to 2000 and as its Chairman until January 2002. From 1989 to 1993, Mr. Rosen was Chairman and CEO of Damon Corporation, a leading healthcare and laboratory testing company that was ultimately sold to Quest Diagnostics. From 1983 to 1987, Mr. Rosen was Vice Chairman of Maxxam Group. Prior to that, Mr. Rosen spent twelve years at Shearson American Express in positions in research, investment banking and senior management, and for two years was Assistant to Sanford Weill, the then Chairman and CEO of Shearson. Mr. Rosen holds an MBA in finance from NYU's Stern School. Mr. Rosen's 31 years of experience as a senior executive of financial services, healthcare services and private equity funds brings broad financial industry and specific investment management insight and experience to the board of directors. Mr. Rosen's expertise in finance, which served as the basis for his appointment as an Adjunct Professor of Finance at Fordham University Graduate School of Business, provides valuable knowledge to the board of directors. Mr. Rosen is an "interested person" of the Company as defined in Section 2(a)(19) of the Investment Company Act because he has entered into a strategic advisory relationship with Ares and an affiliate of the Company owns limited partner interests in a fund controlled by Mr. Rosen.

              Bennett Rosenthal, 47, has served as Chairman of the Company's board of directors since 2004. Mr. Rosenthal joined Ares Management in 1998 and is a Senior Partner in the Private Equity Group. He is a member of the Executive Committee of APMC. Mr. Rosenthal also serves on the Investment Committee of Ares Capital Management. Prior to joining Ares, Mr. Rosenthal was Managing Director in the Global Leveraged Finance Group of Merrill Lynch and was responsible for originating, structuring and negotiating leveraged loan and high yield financings. Mr. Rosenthal was also a senior member of Merrill Lynch's Leveraged Transaction Commitment Committee. Mr. Rosenthal is a member of the following boards of directors: AmeriQual Management, Inc., Aspen Dental Management, Inc., Hanger Orthopedic Group, Inc., Jacuzzi Brands Inc., Nortek, Inc., Serta, Inc. and Simmons Bedding Company. Mr. Rosenthal is also a former member of the board of directors of Maidenform Brands, Inc. Mr. Rosenthal graduated summa cum laude with a BS in Economics from the University of Pennsylvania's Wharton School of Business where he also received his MBA with distinction. Mr. Rosenthal's intimate knowledge of the business and operations of Ares Management, extensive experience in the financial industry as well as the management of private equity and debt investments in particular and experience as a director of other public and private companies not only give the board of directors valuable insight but also position him well to continue to serve as the chairman of our board of directors. Mr. Rosenthal is an "interested person" of the Company as defined in Section 2(a)(19) of the Investment Company Act because he is on the Investment Committee of Ares Capital Management, the Company's investment adviser, and is a member and serves on the Executive Committee of APMC, which indirectly controls Ares Management, the managing member of the investment adviser.

Executive Officers Who Are Not Directors

              Joshua M. Bloomstein, 36, serves as the General Counsel of Ares Capital. He joined Ares Management in November 2006 and currently serves as the Deputy General Counsel of Ares Management. From January 2005 to October 2006, Mr. Bloomstein was an associate with Latham & Watkins LLP specializing in leveraged buyouts and private equity investments as well as general partnership and corporate matters. Mr. Bloomstein graduated magna cum laude with a BA in Political Science from the State University of New York at Albany and received a JD degree, magna cum laude, from the University of Miami School of Law.

              Richard S. Davis, 51, serves as Chief Financial Officer of the Company. He joined Ares Management in June 2006 and currently serves as Executive Vice President Finance and Co-Chief Operating Officer of Ares Management. From December 1997 to May 2006, Mr. Davis was with Arden Realty, Inc., a real estate investment trust and formerly the largest publicly traded owner in Southern California, serving as its Executive Vice President, Chief Financial Officer since July 2000. From 1996 to 1997, Mr. Davis was with Catellus Development Corporation, where he was responsible for accounting and finance for the asset management and development divisions. From 1985 to 1996, Mr. Davis served as a member of the audit staff of both KPMG LLP and Price Waterhouse LLP. Mr. Davis is a Certified Public Accountant and a member of the American Institute of CPAs. Mr. Davis received a BS in Accounting from the University of Missouri at Kansas City.

              Merritt S. Hooper, 49, serves as Secretary and Assistant Treasurer of the Company. From July 2004 to March 2007, Ms. Hooper served as Treasurer of the Company and, from July 2004 to May 2007, as Vice President of Investor Relations of the Company. Ms. Hooper has been with Ares since its founding and is the Senior Vice President and Director of Investor Relations/Marketing for all Ares funds as well as a senior investment analyst in the Capital Markets Group. Prior to Ares, Ms. Hooper worked at Lion Advisors (an affiliate of Apollo Management L.P.) from 1991 to 1997 as a senior credit analyst participating in both portfolio management and strategy. From 1987 until 1991, Ms. Hooper was with Columbia Savings and Loan, most recently as Vice President in the Investment Management Division. Ms. Hooper serves on the executive and investment boards of Cedars-Sinai Medical Center in Los Angeles. Ms. Hooper graduated from the University of California at Los Angeles with a BA in Mathematics and received her MBA in Finance from UCLA's Anderson School of Management.

              Daniel F. Nguyen, 38, serves as the Treasurer of the Company. He joined Ares Management in August 2000 and currently serves as an Executive Vice President and the Chief Financial Officer of Ares Management. From 1996 to 2000, Mr. Nguyen was with Arthur Andersen LLP, where he was in charge of conducting business audits on numerous financial clients, performing due diligence investigation of potential mergers and acquisitions, and analyzing changes in accounting guidelines for derivatives. At Arthur Andersen LLP, Mr. Nguyen also focused on treasury risk management and on mortgage-backed securities and other types of structured financing. Mr. Nguyen graduated with a BS in Accounting from the University of Southern California's Leventhal School of Accounting and received an MBA in Global Business from Pepperdine University's Graziadio School of Business and Management. Mr. Nguyen also studied European Business at Oxford University as part of the MBA curriculum. Mr. Nguyen is a Chartered Financial Analyst and a Certified Public Accountant.

              Karen A. Tallman, 53, serves as Chief Compliance Officer of the Company and joined Ares Management in June 2007. From April 2006 to June 2007, Ms. Tallman acted as counsel to Ares

Management. Prior to joining Ares, Ms. Tallman was General Counsel of Continuum Commerce LLC, a direct response marketing firm. From 1997 to 2002, Ms. Tallman was General Counsel and Secretary of Merisel, Inc., a NASDAQ-listed computer products distributor, and served as Senior Vice President beginning in 2001. From 1992 to 1997, Ms. Tallman was employed by CB Commercial Real Estate Group, Inc., most recently in the positions of Vice President, Secretary and Senior Counsel. Previously, Ms. Tallman was a corporate attorney for nine years at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. Ms. Tallman graduated magna cum laude with a BA in Economics and Political Science from Miami University and received a JD with highest honors from George Washington University.

              Michael D. Weiner, 57, serves as Vice President of the Company. Mr. Weiner is also General Counsel and Co-Chief Operating Officer of Ares Management. Mr. Weiner joined Ares Management in September 2006 and is a member of Ares. Previously, Mr. Weiner served as General Counsel to Apollo Management L.P. and had been an officer of the corporate general partners of Apollo since 1992. Prior to joining Apollo, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius specializing in corporate and alternative financing transactions, securities law as well as general partnership, corporate and regulatory matters. Mr. Weiner has served and continues to serve on the boards of directors of several corporations, including Hughes Communications, Inc. and SkyTerra Communications, Inc. Mr. Weiner also serves on the Board of Governors of the Cedars Sinai Medical Center in Los Angeles. Mr. Weiner graduated with a BS in Business and Finance from the University of California at Berkeley and a JD from the University of Santa Clara.

INVESTMENT COMMITTEE

              Information regarding the members of Ares Capital Management's investment committee is as follows:

Name	Age	Position
Michael J. Arougheti	37	President and Director of the Company, Member of Investment Committee
Eric B. Beckman	44	Member of Investment Committee, Portfolio Manager
R. Kipp deVeer	37	Member of Investment Committee, Portfolio Manager
Mitchell Goldstein	43	Member of Investment Committee, Portfolio Manager
John Kissick	68	Member of Investment Committee
Bennett Rosenthal	47	Chairman and Director of the Company, Member of Investment Committee
David Sachs	51	Member of Investment Committee, Portfolio Manager
Michael L. Smith	39	Member of Investment Committee, Portfolio Manager
Kenneth Gordon Watters	46	Member of Investment Committee

              The address for each member of Ares Capital Management's investment committee is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Members of Ares Capital Management's Investment Committee Who Are Not Directors or Officers of the Company

              Eric B. Beckman—Mr. Beckman joined Ares Management in 1998 and serves as a Senior Partner in the Private Debt Group of Ares Management. He is a member of the Investment

Committee of Ares Capital Management, the Ares Management Global Private Debt Group Investment Committee and the Investment Committee of ACE, Ares' European Private Debt business. Before joining the Private Debt Group, he served as a Partner in the Private Equity Group focusing on mezzanine and special situation investments. While at Ares Management, he has been responsible for originating, structuring and managing investments in senior loans, mezzanine debt, private equity and distressed securities across a number of industries. Mr. Beckman joined Ares from Goldman, Sachs & Co. where he specialized in leveraged loan and high yield bond financings. While at Goldman Sachs, he was also involved in raising and managing the West Street Bridge Loan Fund, and in certain restructuring advisory and distressed lending activities. Earlier in his career he worked in the Office of the Mayor and for the City Council of New York. Mr. Beckman is the chair of the Los Angeles Advisory Committee and a member of the national board of directors of the Posse Foundation, a college access program for inner city youth. He graduated summa cum laude with a BA in Political Theory and Economics from Cornell University, and received his JD from the Yale Law School where he was a senior editor of the Yale Law Journal.

              R. Kipp deVeer—Mr. deVeer joined Ares Management in May 2004 and serves as a Senior Partner in the Private Debt Group of Ares Management. He is a member of the Investment Committee of Ares Capital Management, the Ares Management Global Private Debt Group Investment Committee and the Investment Committee of ACE, Ares' European Private Debt business. Prior to joining Ares Management, Mr. deVeer was a partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle market financing and principal investment business. Mr. deVeer joined RBC in October 2001 from Indosuez Capital, where he was Vice President in the Merchant Banking Group. Mr. deVeer has also worked at J.P. Morgan and Co., both in the Special Investment Group of J.P. Morgan Investment Management, Inc. and the Investment Banking Division of J.P. Morgan Securities Inc. Mr. deVeer received a BA from Yale University and an MBA from Stanford University's Graduate School of Business.

              Mitchell Goldstein—Mr. Goldstein joined Ares Management in May 2005 and serves as a Senior Partner in the Private Debt Group of Ares Management. He is a member of the Investment Committee of Ares Capital Management, the Ares Management Global Private Debt Group Investment Committee and the Investment Committee of ACE, Ares' European Private Debt business. Prior to joining Ares Management, Mr. Goldstein worked at Credit Suisse First Boston, where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mr. Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on M&A and restructurings as well as capital raisings, including high yield, bank debt, mezzanine debt, and IPOs. Mr. Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette. From 1998 to 2000, Mr. Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mr. Goldstein worked at Bankers Trust, where he was responsible for financing and advising clients in various industries including media and telecommunications, consumer products, automotive and healthcare. Mr. Goldstein graduated summa cum laude from the State University of New York at Binghamton with a BS in Accounting, received an MBA from Columbia University's Graduate School of Business and is a Certified Public Accountant.

              John Kissick—Mr. Kissick has been with Ares Management since its founding in 1997 and serves as a Senior Advisor to the Capital Markets Group of Ares Management and as a member of the Investment Committee of Ares Capital Management and all Ares funds. He is also a Senior Partner in the Private Equity Group of Ares Management. Prior to Ares, Mr. Kissick was a co-founder of Apollo Management, L.P. in 1990 and was a member of Apollo's original six-member management team. Together with Antony Ressler, Mr. Kissick oversaw and led the activities of Apollo Management, L.P. and Lion Advisors, L.P., an affiliate of Apollo Management L.P., from 1990 until 1997, with a focus on high yield bonds, leveraged loans and other fixed income assets. Prior to 1990, Mr. Kissick served as a Senior Executive Vice President of Drexel Burnham Lambert, where he began in 1975, eventually heading its Corporate Finance Department. Mr. Kissick serves on the boards of the Cedars-Sinai Medical Center in Los Angeles, the Stanford University Graduate School of Business and Athletic Department as well as Mentor LA, which helps economically disadvantaged children graduate from high school through a variety of mentoring and other programs. Mr. Kissick graduated from Yale University with a BA in Economics and with highest honors from the Stanford Business School with an MBA in Finance.

              David Sachs—Mr. Sachs has been with Ares Management since its founding in 1997 and serves as a member of the Investment Committee of Ares Capital Management and all Ares funds. He is also a Senior Advisor to the Capital Markets Group of Ares Management. From 1994 until 1997, Mr. Sachs was a principal of Onyx Partners, Inc. specializing in merchant banking and related capital raising activities in the private equity and mezzanine debt markets. From 1990 to 1994, Mr. Sachs was employed by Taylor & Co., an investment manager providing investment advisory and consulting services to members of the Bass Family of Fort Worth, Texas. From 1984 to 1990, Mr. Sachs was with Columbia Savings and Loan Association, most recently as Executive Vice President, responsible for all asset-liability management as well as running the Investment Management Department. Mr. Sachs serves on the board of directors of Terex Corporation. Mr. Sachs graduated from Northwestern University with a BS in Industrial Engineering and Management Science.

              Michael L. Smith—Mr. Smith joined Ares Management in May 2004 and serves as a Senior Partner in the Private Debt Group of Ares Management. He is a member of the Investment Committee of Ares Capital Management, the Ares Management Global Private Debt Group Investment Committee and the Investment Committee of ACE, Ares' European Private Debt business. Prior to joining Ares Management, Mr. Smith was a Partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle market financing and principal investment business. Mr. Smith joined RBC in October 2001 from Indosuez Capital, where he was a Vice President in the Merchant Banking Group. Previously, Mr. Smith worked at Kenter, Glastris & Company, a private equity investment firm specializing in leveraged management buyouts, and at Salomon Brothers Inc., in their Debt Capital Markets Group and Financial Institutions Group. Mr. Smith received a BS in Business Administration, cum laude, from the University of Notre Dame and a Masters in Management from Northwestern University's Kellogg Graduate School of Management.

              Kenneth Gordon Watters—Mr. Watters joined Ares Management in 2007 and serves as a Senior Partner in the Private Debt Group, primarily responsible for Ares' private debt middle market financing business in Europe, ACE, and a member of the Investment Committee of all Ares European Credit Funds. Mr. Watters is also a member of the Investment Committee of Ares Capital Management, the Ares Management Global Private Debt Group Investment Committee and the Investment Committee of ACE, Ares' European Private Debt business. Previously, Mr. Watters was with Barclays where he served as the Head of the middle market Financial Sponsors Group over which he had responsibility for a one-hundred person staff across various teams within the U.K. and Europe. Mr. Watters completed his banking undergraduate at Strathclyde University and shortly thereafter completed his B.A. (Hons) in Finance at Edinburgh, Napier University. Additionally, Mr. Watters is a Chartered Banker.

BOARD LEADERSHIP STRUCTURE

              Our board of directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our board of directors approves the appointment of our investment adviser, administrator and officers, reviews and monitors the services and activities performed by our investment adviser, administrator and officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

              Under the Company's bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that our flexibility to select our chairman and reorganize our leadership structure from time to time is in the best interests of the Company and its stockholders.

              Presently, Mr. Rosenthal serves as the chairman of our board of directors. Mr. Rosenthal is an "interested person" of the Company as defined in Section 2(a)(19) of the Investment Company Act because he is on the investment committee of our investment adviser and is a member of APMC, the indirect parent of Ares Management, the managing member of our investment adviser. We believe that Mr. Rosenthal's history with the Company, familiarity with the Ares investment platform and extensive experience in the management of private equity and debt investments qualifies him to serve as the chairman of our board of directors. Moreover, we believe that the Company is best served through its existing leadership structure with Mr. Rosenthal as chairman of our board of directors, as Mr. Rosenthal's relationship with the Company's investment adviser provides an effective bridge between the board and our investment adviser thus ensuring an open dialogue between the board and our investment adviser and that both groups act with a common purpose.

              The independent directors have designated a lead independent director whose duties include, among other things, chairing executive sessions of the independent directors, acting as a liaison between the independent directors and the chairman of the board of directors and between the independent directors and management, facilitating communication among the independent directors and the Company's counsel, reviewing and commenting on board and committee meeting agendas and calling additional meetings of the independent directors as appropriate. In August 2010, the board of directors designated and appointed Mr. Siegel as the lead independent director and Mr. Siegel has served as lead independent director since that time.

              We believe that board leadership structures must be evaluated on a case by case basis and that our existing board leadership structure is appropriate. However, we continually re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company's needs.

BOARD'S ROLE IN RISK OVERSIGHT

              Our board of directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire board of directors and are comprised solely of independent directors and (b) monitoring by our Chief Compliance Officer in accordance with our compliance policies and procedures.

              As described below in more detail under "Committees of the Board of Directors," the audit committee and the nominating and governance committee assist the board of directors in fulfilling its risk oversight responsibilities. The audit committee's risk oversight responsibilities include overseeing the Company's accounting and financial reporting processes, the Company's systems of internal controls regarding finance and accounting and audits of the Company's financial statements and discussing with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies. The nominating and governance committee's risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and its committees. Both the audit committee and the nominating and governance committee consist solely of independent directors.

              Our board of directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer's report, which is reviewed by our board of directors, addresses at a minimum (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review and (d) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee the Company's compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

              We believe that our board's role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. Specifically, as a BDC we must comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in "qualifying assets," and we are not generally permitted to invest in any portfolio company in which Ares or any of its affiliates currently has an investment. See "Regulation." In addition, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC we must, among other things, meet certain income source and asset diversification requirements. See "Certain Material U.S. Federal Income Tax Considerations."

              We believe that the extent of our board's (and its committees') role in risk oversight complements our board's leadership structure because it allows our independent directors, through the two fully independent board committees, a lead independent director, executive sessions with the Chief Compliance Officer, auditor and independent valuation providers and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

              We believe that board roles in risk oversight must be evaluated on a case by case basis and that our existing board role in risk oversight is appropriate. However, we continually re-examine the manner in which the board administers its oversight function on an ongoing basis to ensure that it continues to meet the Company's needs.

COMMITTEES OF THE BOARD OF DIRECTORS

              Our board of directors has established an audit committee and a nominating and governance committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. During 2009, the board of directors held 21 formal meetings, the audit committee held five formal meetings and the nominating and governance committee held four formal meetings. We encourage, but do not require, the directors to attend our annual meeting of stockholders.

Audit Committee

              The members of the audit committee are Ms. Bates and Messrs. Coltharp and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations. Mr. Coltharp serves as chairman of the audit committee. The board of directors has adopted a charter for the audit committee, which is available on our website at www.arescapitalcorp.com. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The audit committee also currently receives input from independent valuation firms that have been engaged at the direction of the board to value certain portfolio investments. In addition, the audit committee is responsible for discussing with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

Nominating and Governance Committee

              The members of the nominating and governance committee are Messrs. O'Bryan, Penske and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations. Mr. Penske serves as chairman of the nominating and governance committee. Our board of directors has adopted a charter for the nominating and governance committee, which is available on our website at www.arescapitalcorp.com. The nominating and governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and its committees.

              The nominating and governance committee may consider recommendations for nomination of directors from our stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by our bylaws) and received at our principal executive offices not earlier than 150 days nor fewer than 120 days in advance of the first anniversary of the date on which we first mailed our proxy materials for the previous year's annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting nor later than the later of (a) the 120th day prior to the date of such annual meeting or (b) the 10th day following the day on which public announcement of such meeting date is first made.

              Director Qualifications.    The nominating and governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the board of directors, the Company and its stockholders. In considering possible candidates for election as a director, the nominating and governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

  •
  have sufficient time available to devote to the affairs of the Company;

  •
  are able to work with the other members of the board of directors and contribute to the success of the Company;

  •
  can represent the long-term interests of the Company's stockholders as a whole; and

  •
  are selected such that the board of directors represents a range of backgrounds and experience.

Compensation Committee

              We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

BENEFICIAL OWNERSHIP OF OUR DIRECTORS

              The following table sets forth the dollar range of our equity securities based on the closing price of our common stock on September 30, 2010 and the number of shares beneficially owned by each of our directors as of December 31, 2009. We are not part of a "family of investment companies," as that term is defined in the Investment Company Act.

Name of Director	Aggregate Dollar Range of Equity Securities in Ares Capital(1)(2)
Independent Directors(3)
Ann Torre Bates	$50,001-$100,000
Douglas E. Coltharp	$50,001-$100,000
Frank E. O'Bryan	Over $100,000
Gregory W. Penske	None
Eric B. Siegel	Over $100,000
Interested Directors
Michael J. Arougheti	Over $100,000
Antony P. Ressler	Over $100,000
Robert L. Rosen	Over $100,000
Bennett Rosenthal	None

(1)
The dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000. The dollar range of our equity securities beneficially owned is calculated based on the closing sales price of our common stock as reported on The NASDAQ Global Select Market as of September 30, 2010.

(2)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(3)
As of September 30, 2010, to the best of our knowledge, except as listed above, none of the independent directors, nor any of their immediate family members, had any interest in us, our investment adviser or any person or entity directly or indirectly controlling, controlled by or under common control with us or our investment adviser.

COMPENSATION TABLE

              The following table shows information regarding the compensation received by our directors, none of whom is our employee, for the fiscal year ended December 31, 2009. No compensation is paid by us to directors who are or are being treated as "interested persons." No information has been provided with respect to our executive officers who are not directors, since our executive officers do not receive any direct compensation from us.

Name	Fees Earned or Paid in Cash(1)	Total
Independent Directors
Ann Torre Bates(2)	None	None
Douglas E. Coltharp	$133,000	$133,000
Frank E. O'Bryan	$117,500	$117,500
Gregory W. Penske	$62,500	$62,500
Eric B. Siegel	$130,000	$130,000
Interested Directors
Michael J. Arougheti	None	None
Antony P. Ressler(3)	None	None
Robert L. Rosen(4)	None	None
Bennett Rosenthal	None	None

(1)
For a discussion of the independent directors' compensation, see below.

(2)
Ms. Bates became a director in April 2010.

(3)
Mr. Ressler became a director in April 2010.

(4)
While Mr. Rosen did not receive any compensation from us for the fiscal year ended December 31, 2009, he did receive $117,500 from Ares Management for such period in connection with his service as our director.

              The independent directors receive an annual fee of $100,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $5,000 and each chairman of any other committee receives an annual fee of $2,000 for his additional services in these capacities. The lead independent director receives an additional annual fee of $10,000. In addition, we purchase directors' and officers' liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors' fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

PORTFOLIO MANAGERS

              The following individuals function as portfolio managers primarily responsible for the day-to-day management of our portfolio. The portfolio managers are comprised of (a) the underwriting committee, whose primary responsibility is to recommend investments for approval to the Investment Committee of Ares Capital Management and (b) members of the Investment Committee of Ares Capital Management who are not otherwise on the underwriting committee.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Michael J. Arougheti	President and Director of the Company	6	Mr. Arougheti has served as President of the Company since May 2004 and a director of the Company since February 2009. He is a Senior Partner in the Private Debt Group of Ares Management. He serves as a member of the Executive Committee of APMC, which indirectly controls Ares Management. Mr. Arougheti also serves as a member of the Investment Committee of Ares Capital Management, the Ares Management Global Private Debt Group Investment Committee and the Investment Committee of ACE, Ares' European Private Debt business.
Eric B. Beckman	Senior Partner in Private Debt Group	12

Mr. Beckman joined Ares Management in 1998 and serves as a Senior Partner in the Private Debt Group of Ares Management. He is a member of the Investment Committee of Ares Capital Management, the Ares Management Global Private Debt Group Investment Committee and the Investment Committee of ACE. Before joining the Private Debt Group, Mr. Beckman served as a Senior Partner of the Private Equity Group focusing on mezzanine and special situation investments.

R. Kipp deVeer	Senior Partner in Private Debt Group	6

Mr. deVeer joined Ares Management in May 2004 and serves as a Senior Partner in the Private Debt Group. He is a member of the Investment Committee of Ares Capital Management, the Ares Management Global Private Debt Group Investment Committee and the Investment Committee of ACE.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Mitchell Goldstein	Senior Partner in Private Debt Group	5

Mr. Goldstein joined Ares Management in May 2005 and serves as a Senior Partner in the Private Debt Group of Ares Management. He is a member of the Investment Committee of Ares Capital Management, the Ares Management Global Private Debt Group Investment Committee and the Investment Committee of ACE. Prior to joining Ares Management, Mr. Goldstein worked at Credit Suisse First Boston, where he was a Managing Director in the Financial Sponsors Group. Mr. Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson Lufkin and Jenrette.

John Kissick	Senior Partner in Private Equity Group	13

Mr. Kissick serves as a Senior Partner in the Private Equity Group of Ares Management. Mr. Kissick is a Senior Advisor to the Capital Markets Group of Ares Management and serves on the Investment Committee of Ares Capital Management and all Ares funds.

Bennett Rosenthal	Chairman of the board of directors of the Company; Senior Partner in Private Equity Group	13

Mr. Rosenthal has served as Chairman of the Company's board of directors since 2004. He has been with Ares Management since 1998 and is a Senior Partner in the Private Equity Group. He is a member of the Executive Committee of APMC, which indirectly controls Ares Management. Mr. Rosenthal also serves on the Investment Committee of Ares Capital Management.

David Sachs	Senior Advisor to Capital Markets Group	13	Mr. Sachs serves as a Senior Advisor to the Capital Markets Group of Ares. Mr. Sachs serves on the Investment Committee of Ares Capital Management and all Ares funds.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Michael L. Smith	Senior Partner in Private Debt Group	6

Mr. Smith joined Ares Management in May 2004 and serves as a Senior Partner in the Private Debt Group of Ares Management. He is a member of the Investment Committee of Ares Capital Management, the Ares Management Global Private Debt Group Investment Committee and the Investment Committee of ACE.

Kenneth Gordon Watters	Senior Partner in Private Debt Group	3

Mr. Watters joined Ares Management in 2007 and serves as a Senior Partner in the Private Debt Group and a member of the Investment Committee of all Ares European Credit Funds. Mr. Watters is also a member of the Investment Committee of Ares Capital Management, the Ares Management Global Private Debt Group Investment Committee and the Investment Committee of ACE. Previously, Mr. Watters was with Barclays where he served as the Head of the middle market Financial Sponsors Group over which he had responsibility for a one hundred person staff across various teams within the U.K. and Europe.

              None of the individuals listed above is primarily responsible for the day-to-day management of the portfolio of any other account, except that Messrs. Kissick, Rosenthal and Sachs are each Senior Partners of Ares with significant responsibilities for other Ares managed funds, which as of June 30, 2010 had approximately $37 billion (including the Company) of committed capital under management used to calculate Ares' advisory fees related to such funds, and Mr. Watters is a Managing Director of the Private Debt Group, which as of June 30, 2010 had approximately $13 billion (including the Company) of committed capital under management used to calculate advisory fees related to such funds, a member of the Investment Committee of all Ares European Credit Funds and also a member of the Investment Committee of Ares Capital Management, the Ares Management Global Private Debt Group Investment Committee and the Investment Committee of ACE. See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns."

              Each of Messrs. Arougheti, Beckman, deVeer, Goldstein and Smith is equally responsible for deal origination, execution and portfolio management. Mr. Arougheti, as our President, spends a greater amount of his time on corporate and administrative activities in his role as an officer.

              As of June 30, 2010, each of Messrs. Beckman, deVeer, Goldstein and Smith was a full-time employee of Ares Capital Management and receives a fixed salary for the services he provides to us. Each will also receive an annual amount that is equal to a fixed percentage of any incentive fee received by Ares Capital Management from us for a fiscal year. None of the portfolio managers receives any direct compensation from us.

              The following table sets forth the dollar range of our equity securities based on the closing price of our common stock on September 30, 2010 and the number of shares beneficially owned by each of the portfolio managers described above as of December 31, 2009 unless otherwise indicated below.

Name	Aggregate Dollar Range of Equity Securities in Ares Capital(1)
Michael J. Arougheti	Over $1,000,000(2)
Eric B. Beckman	Over $1,000,000
R. Kipp deVeer	$100,001 - $500,000
Mitchell Goldstein	$500,001 - $1,000,000
John Kissick	None(2)
Bennett Rosenthal	None(2)
David Sachs	$100,001 - $500,000(2)
Michael L. Smith	Over $1,000,000
Kenneth Gordon Watters	None(3)

(1)
Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)
Ares Investments LLC ("Ares Investments"), whose managing member is APMC, owned 2,859,882 shares of our common stock as of December 31, 2009. Each of the members of APMC (which include Messrs. Arougheti, Kissick, Rosenthal and Sachs or vehicles controlled by them) disclaims beneficial ownership of all shares of Ares Capital common stock owned by Ares Investments, except to the extent of any indirect pecuniary interest therein. The shares of our common stock held by Ares Investments and its subsidiary, Ares Investments Holdings LLC ("Ares Investments Holdings"), have been pledged in the ordinary course to secure indebtedness under a credit facility under which Ares Investments and Ares Investments Holdings are co-borrowers with Ares Management, an indirect subsidiary of APMC.

(3)
Mr. Watters became a portfolio manager on April 15, 2010. Accordingly, the dollar range of equity securities in Ares Capital is based on the number of equity securities beneficially owned by Mr. Watters as of September 30, 2010.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Management Services

              Ares Capital Management serves as our investment adviser and is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, the investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Ares Capital. Under the terms of the investment advisory and management agreement, Ares Capital Management:

  •
  determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

  •
  closes and monitors the investments we make; and

  •
  determines the investments and other assets that we purchase, retain or sell.

              Ares Capital Management was initially formed to provide investment advisory services to us and it has not previously provided investment advisory services to anyone else. However, its services to us under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities.

              The sole member of Ares Capital Management is Ares Management, a global alternative asset manager and SEC registered investment adviser. Ares funds, including funds managed by Ares Management, had, as of June 30, 2010, approximately $37 billion of total committed capital under management.

Management Fee

              Pursuant to the investment advisory and management agreement with Ares Capital Management and subject to the overall supervision of our board of directors, Ares Capital Management provides investment advisory services to us. For providing these services, Ares Capital Management receives a fee from us, consisting of two components—a base management fee and an incentive fee. Ares Capital Management has committed to defer up to $15 million in base management and incentive fees for each of the first two years following the Allied Acquisition if certain earnings targets are not met.

              The base management fee is calculated at an annual rate of 1.5% based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

              The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities, accrued income that we have not yet received in cash. The investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued interest that we never actually receive.

              Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

              Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 2% per quarter. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

              We pay the investment adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) as the "catch-up" provision. The catch-up is meant to provide our investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.50% in any calendar quarter.

              These calculations are adjusted for any share issuances or repurchases during the quarter.

              The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income-related portion of incentive fee

              These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

              The second part of the incentive fee (the "Capital Gains Fee"), is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains, in each case calculated from October 8, 2004. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

              The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

              The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

              The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

              We defer cash payment of any incentive fee otherwise earned by the investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to our stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 8.0% of our net assets at the beginning of such period. These calculations were appropriately pro rated during the first three calendar quarters following October 8, 2004 and are adjusted for any share issuances or repurchases.

Examples of Quarterly Incentive Fee Calculation

Example 1—Income Related Portion of Incentive Fee(1):

Assumptions

• Hurdle rate(2) = 2.00%
• Management fee(3) = 0.375%
• Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.20%

(1)
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets. In addition, the example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is at least 8% of our net assets at the beginning of such period (as adjusted for any share issuances or repurchases).

(2)
Represents a quarter of the 8.0% annualized hurdle rate.

(3)
Represents a quarter of the 1.5% annualized management fee.

(4)
Excludes offering expenses.

Alternative 1

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 1.25%
• Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 0.675%
Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 2.70%
• Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.125%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.
Incentive Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.50%)
	=	(100% × (2.125% - 2.00%)) + 0%
	=	100% × 0.125%
	=	0.125%

Alternative 3

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 3.50%
• Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.925%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.
Incentive Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.50%)
	=	(100% × (2.50% - 2.00%)) + (20% × (2.925% - 2.50%))
	=	0.50% + (20% × 0.425%)
	=	0.50% + 0.085%
	=	0.585%

Example 2—Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), and $30 million investment made in Company B ("Investment B")
  •
  Year 2: Investment A is sold for $50 million and fair market value ("FMV") of Investment B determined to be $32 million
  •
  Year 3: FMV of Investment B determined to be $25 million
  •
  Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, would be:

  •
  Year 1: None (No sales transactions)
  •
  Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)
  •
  Year 3: None; $5 million (20% multiplied by ($30 million realized cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous Capital Gains Fee paid in Year 2)
  •
  Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (Capital Gains Fee paid in Year 2)

Alternative 2

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")
  •
  Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
  •
  Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million
  •
  Year 4: FMV of Investment B determined to be $35 million
  •
  Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee, if any, would be:

  •
  Year 1: None (No sales transactions)
  •
  Year 2: $5 million (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))
  •
  Year 3: $1.4 million ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (Capital Gains Fee paid in Year 2))
  •
  Year 4: None (No sales transactions)

  •
  Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative Capital Gains Fee paid in Year 2 and Year 3))

              For the three and six months ended June 30, 2010, we incurred $11.7 million and $20.1 million, respectively, in base management fees and $15.0 million and $23.1 million, respectively, in incentive management fees related to pre-incentive fee net investment income. For the three and six months ended June 30, 2010, we accrued no incentive management fees related to net realized capital gains. As of June 30, 2010, $26.7 million was unpaid and included in "management and incentive fees payable" in the accompanying consolidated balance sheet.

              For the year ended December 31, 2009, we incurred $30.4 million in base management fees, $33.3 million in incentive management fees related to pre-incentive fee net investment income and no incentive management fees related to realized capital gains.

              For the year ended December 31, 2008, we incurred $30.5 million in base management fees, $31.7 million in incentive management fees related to pre-incentive fee net investment income and no incentive management fees related to realized capital gains.

Payment of our Expenses

              The services of all investment professionals and staff of the investment adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by Ares Capital Management (not including services provided to any of our portfolio companies like IHAM, pursuant to separate contractual agreements). We bear all other costs and expenses of our operations and transactions, including those relating to: rent; organization; calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by Ares Capital Management payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on indebtedness, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; administration fees; fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; to the extent we are covered by any joint insurance policies, our allocable portion of the insurance premiums for such policies; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or Ares Operations in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including our allocable portion of the salary and cost of our officers (including our chief compliance officer, chief financial officer, secretary and treasurer) and their respective staffs (including travel).

Duration, Termination and Amendment

              Our board of directors approved the continuation of the investment advisory and management agreement on May 3, 2010. Unless terminated earlier, the investment advisory and management agreement will continue in effect until June 1, 2011 and will renew for successive annual periods thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not "interested persons." The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon 60 days' written notice to the other.

A discussion regarding the basis for our board of directors' approval of the continuation of the investment advisory and management agreement for 2009 is available in our annual report on Form 10-K for the fiscal year ended December 31, 2009.

              Conflicts of interest may arise if our investment adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the amount of the management fee or the incentive fee or other terms for compensation. Any material change to the investment advisory and management agreement must be submitted to stockholders for approval under the Investment Company Act and we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement. See "Risk Factors—Risks Relating to Our Business—We are dependent upon Ares Capital Management's key personnel for our future success and upon their access to Ares' investment professionals."

Indemnification

              The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Capital Management, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Capital Management's services under the investment advisory and management agreement or otherwise as our investment adviser.

Organization of the Investment Adviser

              Ares Capital Management is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal executive offices of Ares Capital Management are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

ADMINISTRATION AGREEMENT

              We are also party to a separate administration agreement with Ares Operations, an affiliate of our investment adviser. Our board of directors approved the continuation of our administration agreement on May 3, 2010, which extended the term of the agreement until June 1, 2011. Pursuant to the administration agreement, Ares Operations furnishes us with office equipment and clerical, bookkeeping and record keeping services at our office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, our required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology, and investor relations, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Operations assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of Ares Operations' overhead in performing its obligations under the administration agreement, including our allocable portion of the cost of our officers (including our chief compliance officer, chief financial officer, secretary and treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

              For the three and six months ended June 30, 2010, we incurred $2.4 million and $3.6 million, respectively, in administrative fees. As of June 30, 2010, $2.4 million was unpaid and included in

"accounts payable and accrued expenses" in the accompanying consolidated balance sheet. For the year ended December 31, 2009, we incurred $4.0 million in administrative fees under the administration agreement. For the year ended December 31, 2008, we incurred $2.7 million in administrative fees under the administration agreement. For the year ended December 31, 2007, we incurred $1.0 million in administrative fees under the administration agreement.

Indemnification

              The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Operations, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Operations' services under the administration agreement or otherwise as our administrator.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

              We are party to an investment advisory and management agreement with Ares Capital Management, whose sole member is Ares Management, an entity in which certain members of our senior management and our chairman of the board have indirect ownership and financial interests. Certain members of our senior management also serve as principals of other investment managers affiliated with Ares Management that may in the future manage investment funds with investment objectives similar to ours. In addition, certain of our executive officers and directors and the members of the investment committee of our investment adviser, Ares Capital Management, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Ares Management, including Ares Capital Management. However, our investment adviser and other members of Ares intend to allocate investment opportunities in a fair and equitable manner that meets our investment objective and strategies so that we are not disadvantaged in relation to any other client. See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns."

              Ares Capital Management has committed to defer up to $15 million in base management and incentive fees for each of the first two years following the Allied Acquisition if certain earnings targets are not met.

              Pursuant to the terms of the administration agreement, Ares Operations currently provides us with the administrative services necessary to conduct our day-to-day operations. Ares Management is the sole member of and controls Ares Operations.

              Our portfolio company, IHAM, is party to the IHAM administration agreement with Ares Operations, pursuant to which Ares Operations provides IHAM with the facilities and administrative services necessary for the operations of IHAM. Under the IHAM administration agreement, IHAM reimburses Ares Operations for the costs associated with such services, including Ares Operations' allocable portion of overhead and the cost of its officers and respective staff in performing its obligations under the IHAM administration agreement. Prior to entering into the IHAM administration agreement, IHAM was party to a services agreement with Ares Capital Management, pursuant to which Ares Capital Management provided similar services.

              We rent office space directly from a third party pursuant to a lease that expires on February 27, 2011. In addition, we have entered into a sublease agreement with Ares Management whereby Ares Management subleases approximately 25% of certain office space for a fixed rent equal to 25% of the basic annual rent payable by us under this lease, plus certain additional costs and expenses. For the years ended December 31, 2009, 2008 and 2007, such amounts payable to us totaled $0.7 million, $0.3 million and $0.3 million, respectively. Further, IHAM reimburses us for a portion of our total rent, plus certain additional costs and expenses, which corresponds to the amount of office space used by IHAM. For the year ended December 31, 2009, such amounts payable to us totaled $0.4 million. We recently entered into a new office lease pursuant to which we will lease new office facilities from a third party and start to pay rent on the new office space in the first quarter of 2011. We also entered into separate subleases with Ares Management and IHAM, pursuant to which Ares Management and IHAM will sublease approximately 15% and 20%, respectively, of the new office space, for a fixed rent equal to 15% and 20%, respectively, of the basic annual rent payable by us under the new office lease, plus certain additional costs and expenses.

              We have also entered into a license agreement with Ares pursuant to which Ares has agreed to grant us a non-exclusive, royalty-free license to use the name "Ares." Under this agreement, we will have a right to use the Ares name for so long as Ares Capital Management remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the "Ares" name.

This license agreement will remain in effect for so long as the investment advisory and management agreement with Ares Capital Management is in effect and Ares Capital Management remains our investment adviser. Like the investment advisory and management agreement, the license agreement may also be terminated by either party without penalty upon 60 days' written notice to the other.

              In connection with our initial public offering, our investment adviser paid to underwriters, on our behalf, an additional sales load of approximately $2.5 million. This amount accrued interest at a variable rate that adjusted quarterly equal to the three-month LIBOR plus 2% per annum. We repaid this amount in full, plus accrued and unpaid interest, in February 2006.

 CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

              To our knowledge, as of September 29, 2010, there were no persons that owned 25% or more of our outstanding voting securities and no person would be deemed to control us, as such term is defined in the Investment Company Act.

              The following table sets forth, as of September 29, 2010 (unless otherwise noted), the number of shares of our common stock beneficially owned by each of our current directors and executive officers, all directors and executive officers as a group and certain beneficial owners, according to information furnished to us by such persons or publicly available filings.

              Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13D, Schedule 13G, Form 13F or other filings by such persons with the SEC and other information obtained from such persons. To our knowledge, as of September 29, 2010, there were no persons that owned 5% or more of our shares of common stock.

              The address for each of the directors and executive officers is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Directors and Executive Officers:
Interested Directors
Michael J. Arougheti	153,679	(2)	*
Antony P. Ressler	1,300,000	(2)	*
Robert L. Rosen	7,500		*
Bennett Rosenthal	None	(2)
Independent Directors
Ann Torre Bates	6,513		*
Douglas E. Coltharp	4,500		*
Frank E. O'Bryan	12,400		*
Gregory W. Penske	None
Eric B. Siegel	22,388		*
Executive Officers Who Are Not Directors
Joshua M. Bloomstein	None
Richard S. Davis	72,093		*
Merritt S. Hooper	None
Daniel F. Nguyen	None
Karen A. Tallman	25,000		*
Michael D. Weiner	9,302	(2)	*
All Directors and Executive Officers as a Group (15 persons)	1,613,375	(2)	*

*
Represents less than 1%.

(1)
Based on 192,167,337 shares of common stock outstanding as of September 29, 2010.

(2)
Ares Investments Holdings, which is indirectly controlled by APMC, owned 2,859,882 shares of our common stock as of September 29, 2010. Each of the members of APMC (which includes Messrs. Arougheti, Ressler, Rosenthal and Weiner or vehicles controlled by them) disclaims beneficial ownership of all shares of our common stock owned by Ares Investments Holdings, except to the extent of any indirect pecuniary interest therein. The shares of our common stock held by Ares Investments Holdings have been pledged in the ordinary course to secure indebtedness under a credit facility under which Ares Investments Holdings and its parent, Ares Investments, are co-borrowers with Ares Management, an indirect subsidiary of Ares Partners Management Company LLC.

 DETERMINATION OF NET ASSET VALUE

              The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

              Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on the input of our management and audit committee and independent valuation firms that have been engaged at the direction of the board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period. Effective January 1, 2008, the Company adopted ASC 820-10 (previously SFAS No. 157, Fair Value Measurements), which expands the application of fair value accounting for investments (see Note 9 to the consolidated financial statements for the period ended December 31, 2009). ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date.

              The valuation process is conducted at the end of each fiscal quarter, with approximately 50% (based on value) of our valuations of portfolio companies without readily available market quotations subject to review by an independent valuation firm each quarter.

              As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation.

              Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, based on the input of our management and audit committee and independent valuation firms under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have previously recorded it.
              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than would be realized based on the valuations currently assigned. For example, during 2008 and much of 2009, the state of the economy in the U.S. and abroad had deteriorated. See "Risk Factors—Risks Relating to Our Investments—Price declines and illiquidity in the corporate debt markets have adversely affected, and may in the future adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation."

              With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with the entire investment professional and management team, and then valuation recommendations are presented to the board of directors.

  •
  The audit committee of our board of directors reviews these preliminary valuations, as well as the input of independent valuation firms with respect to the valuations of approximately 50% (based on value) of our portfolio companies without readily available market quotations.

  •
  The board of directors discusses valuations and determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on the input of our management and audit committee and independent valuation firms.

 DIVIDEND REINVESTMENT PLAN

              We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

              No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire cash dividend in cash by notifying Computershare Trust Company, N.A., the plan administrator and an affiliate of our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date fixed by the board of directors for dividends to stockholders. The plan administrator will set up an account for shares acquired through the dividend reinvestment plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the dividend reinvestment plan, received in writing no later than 10 days prior to the record date, the plan administrator will, instead of crediting fractional shares to the participant's account, issue a check for any fractional share.

              Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

              While we generally use primarily newly issued shares to implement the dividend reinvestment plan (especially if our shares are trading at a premium to net asset value), we may purchase shares in the open market in connection with our obligations under the dividend reinvestment plan. In particular, if our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the valuation date fixed by the board of directors for such dividend. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

              There are no brokerage charges or other charges to stockholders who participate in the dividend reinvestment plan. The plan administrator's fees under the plan are paid by us. If a participant elects by notice to the plan administrator in advance of termination to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.12 per share fee from the proceeds.

              Stockholders whose cash dividends are reinvested in shares of our common stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received on reinvestment of a cash dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

              Participants may terminate their accounts under the dividend reinvestment plan by notifying the plan administrator via its website at www.computershare.com/investor, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at P.O Box 43078, Providence, RI 02940-3078 or by calling the plan administrator's hotline at 1-800-426-5523.

              The dividend reinvestment plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the dividend reinvestment plan should be directed to the plan administrator via the Internet at www.computershare.com/investor, by mail at P.O Box 43078, Providence, RI 02940-3078 or by telephone at 1-800-426-5523.

              Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator via the Internet at www.computershare.com/investor, by mail at P.O Box 43078, Providence, RI 02940-3078 or by telephone at 1-800-426-5523.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

              The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to us and to an investment in shares of our preferred stock or common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our preferred stock or common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, temporary and final U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the "IRS") regarding the offerings pursuant to this prospectus and any accompanying prospectus supplement. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets. It also does not discuss the tax aspects of common or preferred stock sold in units with the other securities being registered.

              This summary does not discuss the consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in a relevant prospectus supplement. In addition, we may issue preferred stock with terms resulting in U.S. federal income taxation of holders with respect to such preferred stock in a manner different from as set forth in this summary. In such instances, such differences will be discussed in a relevant prospectus supplement.

              A "U.S. stockholder" is a beneficial owner of shares of our preferred stock or common stock that is for U.S. federal income tax purposes:

  •
  a citizen or individual resident of the United States;

  •
  a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

  •
  a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

  •
  an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

              A "non-U.S. stockholder" is a beneficial owner of shares of our preferred stock or common stock that is not a U.S. stockholder, nor a partnership for U.S. federal income tax purposes.

              If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our preferred stock or common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partnership holding shares of our preferred stock or common stock or a partner of such a partnership should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our preferred stock or common stock.

              Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

ELECTION TO BE TAXED AS A RIC

              As a BDC, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain income source and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, generally an amount equal to at least 90% of our "investment company taxable income," as defined by the Code (the "Annual Distribution Requirement"). See "Risk Factors—Risks Relating to Our Business—We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC."

TAXATION AS A RIC

              If we:

  •
  qualify as a RIC; and

  •
  satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (generally, net long-term capital gain in excess of net short-term capital loss) we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

              We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (collectively, the "Excise Tax Avoidance Requirement"). We have in the past, and can be expected to pay in the future, such excise tax on a portion of our income.

              To qualify as a RIC for U.S. federal income tax purposes, we generally must, among other things:

  •
  qualify to be treated as a BDC at all times during each taxable year;

  •
  derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or other income derived with respect to our business of investing in such stock or securities or (b) net income derived from an interest in a "qualified publicly traded partnership, or "QPTP" (collectively, the "90% Income Test"); and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

  •
  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

    •
    no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the "Diversification Tests").

              We may be required to recognize taxable income in circumstances in which we do not receive cash, such as income from hedging or foreign currency transactions. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

              Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any such restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test, such as cancellation of indebtedness income in connection with the work-out of a leveraged investment or the receipt of other non-qualifying income.

              In addition, certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (b) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (c) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (d) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (e) adversely alter the characterization of certain complex financial transactions. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

              Gain or loss recognized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

              Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

              If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

              Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

              If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax.

              Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, we are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain "asset coverage" tests are met. This may also jeopardize our qualification for taxation as a RIC or subject us to the 4% excise tax.

              Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

              Some of the income and fees that we recognize, such as management fees or income recognized in a work-out or restructuring of a portfolio investment, may not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees through one or more entities treated as U.S. corporations for U.S. federal income tax purposes. While we would expect that recognizing such income through such corporations will assist us in satisfying the 90% Income Test, no assurance can be given that this structure will be respected for U.S. federal income tax purposes, which could result in our disqualification as a RIC. Even if the structure is respected, such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield on such income and fees.

              If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level U.S. federal income tax should be substantially reduced or eliminated. See "Election to be Taxed as a RIC" above and "Risk Factors—Risks Relating to Our Business—We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC."

Capital Loss Carry-Forwards and Unrealized Losses

              As a RIC, we are permitted to carry forward a net capital loss from any year to offset our capital gain, if any, realized during the eight years following the year of the loss. A capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S.

federal income tax, regardless of whether they are distributed to stockholders. Accordingly, we do not expect to distribute any such offsetting capital gain. A RIC cannot carry back or carry forward any net operating losses.

              It is expected that transactions we have undertaken, including the Allied Acquisition, have resulted in a limitation on our ability to use both our own and Allied Capital's capital loss carryforwards and, potentially, to use unrealized capital losses inherent in the tax basis of our own pre-acquisition assets and Allied Capital's assets we acquired. These limitations, imposed by Section 382 of the Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limitation. The Section 382 limitation applied to our and Allied Capital's losses generally will equal the product of the net asset value of each corporation immediately prior to the Allied Acquisition, respectively, and the "long-term tax-exempt rate," published by the IRS, in effect at such time. As of April 2010, the month during which the Allied Acquisition was consummated, the long-term tax-exempt rate was 4.03%. Additionally, under Section 384 of the Code, we may also be prohibited from using Allied Capital's loss carryforwards and unrealized losses against any of our unrealized gains at the time of the Allied Acquisition, to the extent such gains are realized within five years following the Allied Acquisition. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following recognition, substantially all of our and Allied Capital's losses may become permanently unavailable. Future transactions we enter into may further limit our ability to utilize losses.

              As of June 30, 2010, for U.S. federal income tax purposes, we had capital loss carryforwards of approximately $170 million and net unrealized losses of approximately $1.5 billion.

              Finally, in addition to the other limitations on the use of losses, pursuant to Section 381 of the Code, only a portion of our capital gain net income for the taxable year of the Allied Acquisition (disregarding capital loss carryforwards) can be reduced by Allied Capital's capital loss carryforwards (as otherwise limited under Sections 382 and 384 of the Code, as described above), with such portion equal to the total capital gain net income for such taxable year multiplied by the fraction of the taxable year that remains following the Allied Acquisition.

TAXATION OF U.S. STOCKHOLDERS

              Whether an investment in the shares of our preferred stock or common stock is appropriate for a U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares of our preferred stock or common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our preferred stock and common stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from U.S. federal income taxation. U.S. stockholders should consult their own tax advisors before investing in shares of our preferred stock or common stock.

              Distributions by us generally are taxable to U.S. stockholders as ordinary income or long-term capital gain. Distributions of our investment company taxable income (which is, generally, our ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders (under current law, taxed at a maximum rate of 35% for taxable years beginning before January 1, 2011, and increasing to 39.5% thereafter) to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. Distributions of our net capital gain (which is generally our net long-term capital gain in excess of net short-term capital loss) properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gain (under current law, taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011, and increasing to 28%, thereafter) in the case of individuals, trusts or estates. This is true regardless of the U.S. stockholder's holding period for his, her or its preferred stock or common stock and regardless of whether the dividend is paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's preferred stock or common stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder. We have made distributions in excess of our earnings and profits and expect to continue to do so in the future.

              A portion of our ordinary income dividends, but not capital gain dividends, paid to corporate U.S. stockholders may, if certain conditions are met, qualify for the 70% dividends received deduction to the extent that we have received dividends from certain corporations during the taxable year. We expect only a small portion of our dividends to qualify for this deduction.

              In general, for taxable years beginning before January 1, 2011, "qualified dividend income" realized by non-corporate U.S. stockholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements as met. After this date, all dividend income generally will be taxed at the same rate as ordinary income. As long as certain requirements are met, our dividends paid to non-corporate U.S. stockholders attributable to qualified dividend income can be treated by such U.S. stockholders as qualified dividend income. Only a small portion of our dividends may be treated as qualified dividend income.

              Although we currently intend to distribute any of our net capital gain at least annually, we may in the future decide to retain some or all of our net capital gain, but designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's tax basis for his, her or its preferred stock or common stock.

              Since we expect to pay tax on any retained net capital gain at our regular corporate tax rate, and since that rate currently is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit would exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder's liability for U.S. federal income tax. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

              We will be subject to the alternative minimum tax, also referred to as "AMT," but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect U.S. stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

              For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

              We have the ability to declare a large portion of a dividend in shares of our stock. As long as a portion of such dividend is paid in cash (which portion can be as low as 10% for our taxable years ending on or before December 31, 2011) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our stockholders will be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of our stock. In general, any dividend on shares of our preferred stock will be taxable as a dividend, regardless of whether any portion is paid in stock.

              If an investor purchases shares of our preferred stock or common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment. We have built-up or have the potential to build up large amounts of unrealized gain which, when realized and distributed, could have the effect of a taxable return of capital to stockholders.

              A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our preferred stock or common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our preferred stock or common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our preferred stock or common stock may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

              For taxable years beginning before January 1, 2011, in general, U.S. stockholders that are individuals, trusts or estates are subject to a maximum U.S. federal income tax rate of 15% on their net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares). Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate that also applies to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

              We will send to each of our U.S. stockholders, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

              Under recently enacted legislation, for taxable years beginning after December 31, 2012, non-corporate U.S. stockholders generally will be subject to a 3.8% tax on their "net investment income," which ordinarily includes taxable distributions from us and taxable gain on the disposition of our preferred stock or common stock.

              We may be required to withhold U.S. federal income tax ("backup withholding"), currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS. The rate of backup withholding is set to increase to 36% for amounts distributed or paid after December 31, 2010.

              For taxable years beginning after December 31, 2012, a U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds of sale in respect of our preferred stock and common stock received by U.S. stockholders who own their stock through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. We will not pay any additional amounts in respect to any amounts withheld.

              Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAXATION OF NON-U.S. STOCKHOLDERS

              Whether an investment in shares of our preferred stock or common stock is appropriate for a non-U.S. stockholder will depend upon that person's particular circumstances. An investment in shares of our preferred stock or common stock by a non-U.S. stockholder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. stockholder. Non-U.S. stockholders should consult their own tax advisors before investing in our preferred stock or common stock.

              Distributions of our investment company taxable income to non-U.S. stockholders will be subject to withholding of U.S. federal income tax at a 30% rate (or such lower rate as is provided by an applicable income tax treaty) to the extent of our current and accumulated earnings and profits unless an exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. stockholder, distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal income tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign trust and such entities are urged to consult their own tax advisors.

              Actual or deemed distributions of our net capital gain (which is generally our net long-term capital gain in excess of net short-term capital loss) to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our preferred stock or common stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax (a) unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States or (b) the non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.

              If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder's allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains recognized upon the sale of our preferred stock or common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty).

              We have the ability to declare a large portion of a dividend in shares of our stock. As long as a portion of such dividend is paid in cash (which portion can be as low as 10% for our taxable years ending on or before December 31, 2011) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our non-U.S. stockholders will be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of our stock. In general, any dividend on shares of our preferred stock will be taxable as a dividend, regardless of whether any portion is paid in stock.

              A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

              With respect to payments made after December 31, 2012, a withholding tax of 30% will be imposed on dividends from, and the gross proceeds of a disposition of, our preferred stock or common stock paid to certain foreign entities unless various information reporting requirements are satisfied. Such withholding tax will generally apply to non-U.S. financial institutions, which is generally defined for this purpose as any non-U.S. entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) is engaged in the business of holding financial assets for the account of others, or (iii) is engaged or holds itself out as being engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Non-U.S. stockholders are encouraged to consult their tax advisors regarding the implications of this legislation on their investment in our common stock.

FAILURE TO QUALIFY AS A RIC

              If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders nor would we be required to make distributions for tax purposes. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate (for taxable years beginning before January 1, 2011) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. If we were to fail to meet the RIC requirements for more than two consecutive years and then to seek to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period.

POSSIBLE LEGISLATIVE OR OTHER ACTIONS AFFECTING TAX CONSIDERATIONS

              Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in us may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. For example, legislation has been introduced that would renew exemptions, under certain conditions, for distributions to non-U.S. stockholders attributable to our net interest income and net short-term capital gain. Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in us.

DESCRIPTION OF SECURITIES

              This prospectus contains a summary of the common stock, preferred stock, subscription rights, debt securities and warrants. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

              Any of the securities described herein and in a prospectus supplement may be issued separately or as part of a unit consisting of two or more securities, which may or may not be separable from one another.

DESCRIPTION OF OUR CAPITAL STOCK

              The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

STOCK

              Our authorized stock consists of 300,000,000 shares of stock, par value $0.001 per share, all of which are currently designated as common stock. Our common stock trades on The NASDAQ Global Select Market under the symbol "ARCC." On September 30, 2010, the last reported sales price of our common stock on The NASDAQ Global Select Market was $15.65 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our indebtedness or obligations.

              Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

              All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.

              In the event of a liquidation, dissolution or winding up of the Company, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay off all indebtedness and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time.

              Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

              The following are our outstanding classes of capital stock as of September 29, 2010:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under Column (3)
Common Stock	300,000,000	—	192,167,337

Preferred Stock

              Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of our preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

              You should note, however, that any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (a) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other indebtedness and senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock may provide us with increased flexibility in structuring future financings and acquisitions.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

              Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision, which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

              Our charter authorizes us to obligate ourselves, and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to that such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

              In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and certain of our officers and with members of our investment adviser's investment committee and we intend to enter into indemnification agreements with each of our future directors, members of our investment committee and certain of our officers. The indemnification agreements attempt to provide these directors, officers and other persons the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities which such person may incur by reason of his or her status as a present or former director or officer or member of our investment adviser's investment committee in any action or proceeding arising out of the performance of such person's services as a present or former director or officer or member of our investment adviser's investment committee.

              Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (x) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (y) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

              The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

              Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Election of Directors

              Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

              Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eleven. Our charter sets forth our election, subject to certain requirements, to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

              Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by Stockholders

              Under the Maryland General Corporation Law and our charter, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written or electronically transmitted consent instead of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

              Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the board of directors or (c) by a stockholder who is a stockholder of record both at the time of giving the advance notice required by the bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (a) by or at the direction of the board of directors or (b) provided that the special meeting has been called in accordance with the bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving the advance notice required by the bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws.

              The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

              Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

              Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock." However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

              Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No Appraisal Rights

              Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our board of directors determines that such rights will apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

Control Share Acquisitions

              The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

  •
  one-tenth or more but less than one-third;

  •
  one-third or more but less than a majority; or

  •
  a majority or more of all voting power.

              The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

              A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

              If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the Investment Company Act, which will prohibit any such repurchase other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

              The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

              Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. Such provision could also be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the Investment Company Act.

Business Combinations

              Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

  •
  any person who beneficially owns 10% or more of the voting power of the corporation's outstanding voting stock; or

  •
  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding stock of the corporation.

              A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such person otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

              After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

  •
  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

  •
  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

              These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

              The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not "interested persons" of the Company as defined in Section 2(a)(19) of the Investment Company Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the Investment Company Act

              Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

              At our 2010 Annual Stockholders Meeting, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock, at a price below the then current net asset value per share during a period beginning on June 7, 2010 and expiring on the earlier of the one-year anniversary of the date of the 2010 Annual Stockholders Meeting and the date of our 2011 Annual Stockholders Meeting, which is expected to be held in May 2011.

              In order to sell shares of common stock pursuant to this authorization, no further authorization from our stockholders has to be solicited, but a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (a) find that the sale is in our best interests and in the best interests of our stockholders and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock, or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount.

              Any offering of common stock below its net asset value per share will be designed to raise capital for investment in accordance with our investment objective.

              In making a determination that an offering of common stock below its net asset value per share is in our and our stockholders' best interests, our board of directors will consider a variety of factors including:

  •
  the effect that an offering below net asset value per share would have on our stockholders, including the potential dilution to the net asset value per share of our common stock our stockholders would experience as a result of the offering;

  •
  the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined net asset value per share;

  •
  the relationship of recent market prices of par common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

  •
  whether the estimated offering price would closely approximate the market value of shares of our common stock;

  •
  the potential market impact of being able to raise capital during the current financial market difficulties;

  •
  the nature of any new investors anticipated to acquire shares of our common stock in the offering;

  •
  the anticipated rate of return on and quality, type and availability of investments; and

  •
  the leverage available to us.

              Our board of directors will also consider the fact that sales of shares of common stock at a discount will benefit our investment adviser as the investment adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other of our securities or from the offering of common stock at premium to net asset value per share.

              We will not sell shares of our common stock under this prospectus or an accompanying prospectus supplement pursuant to the Stockholder Approval without first filing a new post-effective amendment to the registration statement if the cumulative dilution to our net asset value per share from offerings under the registration statement, as amended by this post-effective amendment, exceeds 15%. This would be measured separately for each offering pursuant to the registration statement, as amended by this post-effective amendment, by calculating the percentage dilution or accretion to aggregate net asset value from that offering and then summing the percentage from each offering. For example, if our most recently determined net asset value per share at the time of the first offering is $15.00 and we have 30 million shares of common stock outstanding, the sale of 6 million shares of common stock at net proceeds to us of $7.50 per share (a 50% discount) would produce dilution of 8.33%. If we subsequently determined that our net asset value per share increased to $15.75 on the then 36 million shares of common stock outstanding and then made an additional offering, we could, for example, sell approximately an additional 7.2 million shares of common stock at net proceeds to us of $9.45 per share, which would produce dilution of 6.67%, before we would reach the aggregate 15% limit.

              Sales by us of our common stock at a discount from net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below net asset value per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock."

              The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than net asset value per share on three different types of investors:

  •
  existing stockholders who do not purchase any shares in the offering;

  •
  existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

  •
  new investors who become stockholders by purchasing shares in the offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering

              Our current stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate dilution in the net asset value of the shares of common stock they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to such offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. Further, if current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value, their voting power will be diluted.

              The following chart illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share. It is not possible to predict the level of market price decline that may occur.

              The examples assume that the issuer has 30 million shares outstanding, $600 million in total assets and $150 million in total liabilities. The current net asset value and net asset value per share are thus $450 million and $15.00. The chart illustrates the dilutive effect on Stockholder A of (a) an offering of 1.5 million shares of common stock (5% of the outstanding shares) at $14.25 per share after offering expenses and commissions (a 5% discount from net asset value), (b) an offering of 3 million shares of common stock (10% of the outstanding shares) at $13.50 per share after offering expenses and commissions (a 10% discount from net asset value) and (c) an offering of 6 million shares of common stock (20% of the outstanding shares) at $12.00 per share after offering expenses and commissions (a 20% discount from net asset value). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares of common stock in such offering and the actual discount to the most recently determined net asset value. It is not possible to predict the level of market price decline that may occur.

		Example 1			Example 2		Example 3
		5% Offering at 5% Discount			10% Offering at 10% Discount		20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale		% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$15.00		—	$14.21	—	$12.63	—
Net Proceeds per Share to Issuer		$14.25		—	$13.50	—	$12.00	—
Decrease to Net Asset Value
Total Shares Outstanding	30,000,000	31,500,000		5.00%	33,000,000	10.00%	36,000,000	20.00%
Net Asset Value per Share	$15.00	$14.96		(0.24)%	$14.86	(0.91)%	$14.50	(3.33)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	30,000	30,000		0.00%	30,000	0.00%	30,000	0.00%
Percentage Held by Stockholder A	0.10%	0.10	%(1)	(4.76)%	0.09%	(9.09)%	0.08%	(16.67)%
Total Net Asset Value Held by Stockholder A	$450,000	$448,929		(0.24)%	$445,909	(0.91)%	$435,000	(3.33)%
Total Investment by Stockholder A (Assumed to Be $15.00 per Share)	$450,000	$450,000			$450,000		$450,000
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)		$(1,071)			$(4,091)		$(15,000)
Investment per Share Held by Stockholder A (Assumed to be $15.00 per Share on Shares Held Prior to Sale)	$15.00	$15.00		0.00%	$15.00	0.00%	$15.00	0.00%
Net Asset Value per Share Held by Stockholder A		$14.96			$14.86		$14.50
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.04)			$(0.14)		$(0.50)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)				(0.24)%		(0.91)%		(3.33)%

(1)
To be carried out to the third decimal place.

Impact On Existing Stockholders Who Do Participate in the Offering

              Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, although at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in shares of our common stock immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience accretion in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

              The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (a) 50% of its proportionate share of the offering (i.e., 3,000 shares, which is 0.05% of an offering of 6 million shares) rather than its 0.10% proportionate share and (b) 150% of such percentage (i.e. 9,000 shares, which is 0.15% of an offering of 6 million shares rather than its 0.10% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$12.63		$12.63
Net Proceeds per Share to Issuer		$12.00		$12.00
Decrease/Increase to Net Asset Value
Total Shares Outstanding	30,000,000	36,000,000	20%	36,000,000	20%
Net Asset Value per Share	$15.00	$14.50	(3.33)%	$14.50	(3.33)%
Dilution/Accretion to Participating Stockholder Shares Held by Stockholder A	30,000	33,000	10%	39,000	30%
Percentage Held by Stockholder A	0.10%	0.09%	(8.33)%	0.11%	8.33%
Total Net Asset Value Held by Stockholder A	$450,000	$478,500	6.33%	$565,500	25.67%
Total Investment by Stockholder A (Assumed to be $15.00 per Share on Shares Held Prior to Sale)		$487,895		$563,684
Total Dilution/Accretion to Stockholder A (Total Net Asset Value Less Total Investment)		$(9,395)		$1,816
Investment per Share Held by Stockholder A (Assumed to Be $15.00 on Shares Held Prior to Sale)	$15.00	$14.78	(1.44)%	$14.45	(3.64)%
Net Asset Value per Share Held by Stockholder A		$14.50		$14.50
Dilution/Accretion per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.28)		$0.05	0.40%
Percentage Dilution/Accretion to Stockholder A (Dilution per Share Divided by Investment per Share)			(1.96)%		0.32%

Impact On New Investors

              Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value, but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the Company, will experience an immediate decrease, although small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the Company being significantly less than the discount per share, will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

              The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		Example 1		Example 2		Example 3
		5% Offering at 5% Discount		10% Offering at 10% Discount		20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$15.00		$14.21		$12.63
Net Proceeds per Share to Issuer		$14.25		$13.50		$12.00
Decrease/Increase to Net Asset Value
Total Shares Outstanding	30,000,000	31,500,000	5%	33,000,000	10%	36,000,000	20%
Net Asset Value per Share	$15.00	$14.96	(0.24)%	$14.86	(0.91)%	$14.50	(3.33)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	0	1,500		3,000		6,000
Percentage Held by Investor A	0.00%	0.00%		0.01%		0.02%
Total Net Asset Value Held by Investor A	$0	$22,446		$44,591		$87,000
Total Investment by Investor A (At Price to Public)		$22,500		$42,632		$75,789
Total Dilution/Accretion to Investor A (Total Net Asset Value Less Total Investment)		$(54)		$1,959		$11,211
Investment per Share Held by Investor A	$0	$15.00		$14.21		$12.63
Net Asset Value per Share Held by Investor A		$14.96		$14.86		$14.50
Dilution/Accretion per Share Held by Investor A (Net Asset Value per Share Less Investment per Share)		$(0.04)		$0.65		$1.87
Percentage Dilution/Accretion to Investor A (Dilution per Share Divided by Investment per Share)			(0.24)%		4.60%		14.79%

 ISSUANCE OF WARRANTS OR SECURITIES TO SUBSCRIBE
FOR OR CONVERTIBLE INTO SHARES OF OUR COMMON STOCK

              At our 2009 Annual Stockholders Meeting, our stockholders approved our ability to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of our common stock, not exceeding 25% of our then outstanding common stock, at an exercise or conversion price that, at the date of issuance, will not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock. The authorization granted to sell or authorize issue warrants or securities to subscribe for or convertible into shares of our common stock has no expiration. Any exercise of warrants or securities to subscribe for or convertible into shares of our common stock at an exercise or conversion price that is below net asset value at the time of such exercise or conversion would result in an immediate dilution to existing common stockholders. This dilution would include reduction in net asset value as a result of the proportionately greater decrease in the stockholders' interest in our earnings and assets and their voting interest than the increase in our assets resulting from such offering.

              As a result of obtaining this authorization, in order to sell or otherwise issue such securities, (a) the exercise, conversion or subscription rights in such securities must expire by their terms within 10 years, (b) with respect to any warrants, options or rights to subscribe or convert to our common stock that are issued along with other securities, such warrants, options or rights must not be separately transferable, (c) the exercise or conversion price of such securities must not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock at the date of issuance of such securities, (d) the issuance of such securities must be approved by a majority of the board of directors who have no financial interest in the transaction and a majority of the non-interested directors on the basis that such issuance is in the best interests of the Company and its stockholders and (e) the number of shares of our common stock that would result from the exercise or conversion of such securities and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such securities must not exceed 25% of our outstanding common stock at such time.

              We could also sell shares of common stock below net asset value per share in certain other circumstances, including through subscription rights issued in rights offerings. See "Description of Our Subscription Rights" and "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares."

DESCRIPTION OF OUR PREFERRED STOCK

              In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the Investment Company Act, Maryland law and any other limitations imposed by law.

              The Investment Company Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.

              For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

  •
  the designation and number of shares of such series;

  •
  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

  •
  any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

  •
  the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

  •
  the voting powers, if any, of the holders of shares of such series;

  •
  any provisions relating to the redemption of the shares of such series;

  •
  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

  •
  any conditions or restrictions on our ability to issue additional shares of such series or other securities;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations; and

  •
  any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

              All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

 DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

GENERAL

              We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

              The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

  •
  the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

  •
  the title of such subscription rights;

  •
  the exercise price for such subscription rights (or method of calculation thereof);

  •
  the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

  •
  the number of such subscription rights issued to each stockholder;

  •
  the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

  •
  the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

  •
  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

  •
  any termination right we may have in connection with such subscription rights offering; and

  •
  any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

EXERCISE OF SUBSCRIPTION RIGHTS

              Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

              Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

 DESCRIPTION OF OUR WARRANTS

              The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

              We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

              A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

  •
  the title of such warrants;

  •
  the aggregate number of such warrants;

  •
  the price or prices at which such warrants will be issued;

  •
  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

  •
  if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

  •
  in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

  •
  in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

  •
  the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

  •
  whether such warrants will be issued in registered form or bearer form;

  •
  if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

  •
  if applicable, the date on and after which such warrants and the related securities will be separately transferable;

  •
  information with respect to book-entry procedures, if any;

  •
  the terms of the securities issuable upon exercise of the warrants;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations; and

  •
  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

              We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

              Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

              Under the Investment Company Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Ares Capital and its stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The Investment Company Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

              We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

              As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture." An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "Events of Default—Remedies if an Event of Default Occurs." Second, the trustee performs certain administrative duties for us.

              Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See "Available Information" for information on how to obtain a copy of the indenture.

              The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:

  •
  the designation or title of the series of debt securities;

  •
  the total principal amount of the series of debt securities;

  •
  the percentage of the principal amount at which the series of debt securities will be offered;

  •
  the date or dates on which principal will be payable;

  •
  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

  •
  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

  •
  the terms for redemption, extension or early repayment, if any;

  •
  the currencies in which the series of debt securities are issued and payable;

  •
  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

  •
  the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

  •
  the denominations in which the offered debt securities will be issued;

  •
  the provision for any sinking fund;

  •
  any restrictive covenants;

  •
  any Events of Default;

  •
  whether the series of debt securities are issuable in certificated form;

  •
  any provisions for defeasance or covenant defeasance;

  •
  if applicable, U.S. federal income tax considerations relating to original issue discount;

  •
  whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

  •
  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

  •
  whether the debt securities are subject to subordination and the terms of such subordination;

  •
  the listing, if any, on a securities exchange; and

  •
  any other terms.

              The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

              We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. Specifically, we may be precluded from declaring dividends or repurchasing shares of our common stock unless our asset coverage is at least 200%. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital."

GENERAL

              The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement ("offered debt securities") and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities ("underlying debt securities"), may be issued under the indenture in one or more series.

              For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

              The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities." The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities" means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

              The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

              We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

              We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

              We expect that we will usually issue debt securities in book entry only form represented by global securities.

CONVERSION AND EXCHANGE

              If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

PAYMENT AND PAYING AGENTS

              We will pay interest to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."

Payments on Global Securities

              We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

              We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee's records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

              Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

              If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

              Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

EVENTS OF DEFAULT

              You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

              The term "Event of Default" in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

  •
  We do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within 5 days.

  •
  We do not pay interest on a debt security of the series when due, and such default is not cured within 30 days.

  •
  We do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within 5 days.

  •
  We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

  •
  We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days.

  •
  On the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100%.

  •
  Any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

              An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

              If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

              The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an "indemnity"). (Section 315 of the Trust Indenture Act of 1939) If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

              Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

  •
  You must give your trustee written notice that an Event of Default has occurred and remains uncured.

  •
  The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

  •
  The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

  •
  The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

              However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

              Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

  •
  the payment of principal, any premium or interest; or

  •
  in respect of a covenant that cannot be modified or amended without the consent of each holder.

              Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

              Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

MERGER OR CONSOLIDATION

              Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

  •
  Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

  •
  Immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing.

  •
  Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

  •
  We must deliver certain certificates and documents to the trustee.

  •
  We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

MODIFICATION OR WAIVER

              There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

              First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

  •
  change the stated maturity of the principal of or interest on a debt security;

  •
  reduce any amounts due on a debt security;

  •
  reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

  •
  adversely affect any right of repayment at the holder's option;

  •
  change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

  •
  impair your right to sue for payment;

  •
  adversely affect any right to convert or exchange a debt security in accordance with its terms;

  •
  modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

  •
  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

  •
  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

  •
  modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

  •
  change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

              The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

              Any other change to the indenture and the debt securities would require the following approval:

  •
  If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

  •
  If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

              The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "—Changes Requiring Your Approval."

Further Details Concerning Voting

              When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

  •
  For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

  •
  For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

  •
  For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

              Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "Defeasance—Full Defeasance."

              We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

              Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

DEFEASANCE

              The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

              Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance." In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under "Indenture Provisions—Subordination" below. In order to achieve covenant defeasance, we must do the following:

  •
  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

  •
  We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

              We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act, as amended, and a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with.

              If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

              If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if we put in place the following other arrangements for you to be repaid:

  •
  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

  •
  We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

  •
  We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act, as amended, and a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with.

              If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under "Indenture Provisions—Subordination."

FORM, EXCHANGE AND TRANSFER OF CERTIFICATED REGISTERED SECURITIES

              Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

              Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

              Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder's proof of legal ownership.

              If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

              If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

RESIGNATION OF TRUSTEE

              Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

INDENTURE PROVISIONS—SUBORDINATION

              Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money's worth.

              In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

              By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

              Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

  •
  our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

  •
  renewals, extensions, modifications and refinancings of any of this indebtedness.

              If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

THE TRUSTEE UNDER THE INDENTURE

              U.S. Bank National Association will serve as the trustee under the indenture.

CERTAIN CONSIDERATIONS RELATING TO FOREIGN CURRENCIES

              Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

BOOK-ENTRY DEBT SECURITIES

              The Depository Trust Company ("DTC") will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

              DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC's participants ("Direct Participants") deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants' accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation ("DTCC").

              DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). DTC has Standard & Poor's highest rating: AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

              Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC's records. The ownership interest of each actual purchaser of each security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

              To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

              Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

              Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

              Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC's Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

              Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit Direct Participants' accounts upon DTC's receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC's records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

              DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

              The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

REGULATION

              We have elected to be regulated as a BDC under the Investment Company Act and have elected to be treated as a RIC under Subchapter M of the Code. As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements. The Investment Company Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Among other things, we cannot invest in any portfolio company in which any of the funds managed by Ares currently has an investment (although we may co-invest on a concurrent basis with other funds managed by Ares, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures). Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC. We have applied for an exemptive order from the SEC that would permit us to co-invest with funds managed by Ares Capital Management. Any such order will be subject to certain terms and conditions. There is no assurance that the application for exemptive relief will be granted by the SEC. Accordingly, we cannot assure you that we will be permitted to co-invest with funds managed by Ares. See "Risk Factors—Risks Relating to Our Business—We may not replicate Ares' historical success and our ability to enter into transactions with Ares and our other affiliates is restricted."

              The Investment Company Act also requires that a majority of our directors be persons other than "interested persons," as that term is defined in the Investment Company Act. In addition, the Investment Company Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless that change is approved by a majority of our outstanding voting securities. Under the Investment Company Act, the vote of holders of a majority of outstanding voting securities means the vote of the holders of the lesser of: (a) 67% or more of the outstanding shares of our common stock present at a meeting or represented by proxy if holders of more than 50% of the shares of our common stock are present or represented by proxy or (b) more than 50% of the outstanding shares of our common stock.

              We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate and currency fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the Investment Company Act), invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these are fundamental policies, and they may be changed without stockholder approval.

QUALIFYING ASSETS

              A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) below. Thus, under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the Investment Company Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions):

  (a)
  is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the Investment Company Act as any issuer that:

  (i)
  is organized under the laws of, and has its principal place of business in, the United States;

  (ii)
  is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

  (iii)
  does not have any class of securities listed on a national securities exchange;

  (b)
  is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if:

  (i)
  at the time of the purchase, we own at least 50% of the (x) greatest number of equity securities of such issuer and securities convertible into or exchangeable for such securities; and (y) the greatest amount of debt securities of such issuer, held by us at any point in time during the period when such issuer was an eligible portfolio company; and

  (ii)
  we are one of the 20 largest holders of record of such issuer's outstanding voting securities; or

  (c)
  is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if the aggregate market value of such company's outstanding voting and non-voting common equity is less than $250.0 million.

  (2)
  Securities of any eligible portfolio company that we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES

              In order to count portfolio securities as qualifying assets for the purpose of the 70% test discussed above under "Qualifying Assets," the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance (as long as the BDC itself does not make available significant managerial assistance solely in this fashion). Making available managerial assistance means, among other things, exercising control over the management or policies of the portfolio company or any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if the offer is accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

TEMPORARY INVESTMENTS

              Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as "temporary investments," so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we may not meet the diversification tests in order to qualify as a RIC. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

INDEBTEDNESS AND SENIOR SECURITIES

              We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. Specifically, we may be precluded from declaring dividends or repurchasing shares of our common stock unless our asset coverage is at least 200%. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital."

CODE OF ETHICS

              We and Ares Capital Management have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. Our code of ethics is filed as an exhibit to our registration statement of which this prospectus is a part. For information on how to obtain a copy of the code of ethics, see "Available Information."

PROXY VOTING POLICIES AND PROCEDURES

              SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, we invest in securities that do not generally entitle it to voting rights in its portfolio companies. When we do have voting rights, we delegate the exercise of such rights to Ares Capital Management. Ares Capital Management's proxy voting policies and procedures are summarized below:

              In determining how to vote, officers of our investment adviser consult with each other and other investment professionals of Ares, taking into account our and our investors' interests as well as any potential conflicts of interest. Our investment adviser consults with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of the Company or, in extreme cases, by abstaining from voting. While our investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.

              An officer of Ares Capital Management keeps a written record of how all such proxies are voted. Our investment adviser retains records of (a) proxy voting policies and procedures, (b) all proxy statements received (or it may rely on proxy statements filed on the SEC's EDGAR system in lieu thereof), (c) all votes cast, (d) investor requests for voting information and (e) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

              Our investment adviser's proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment adviser votes our proxies in accordance with these guidelines unless: (a) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (b) the subject matter of the vote is not covered by these guidelines, (c) a material conflict of interest is present or (d) we find it necessary to vote contrary to our general guidelines to maximize stockholder value or the best interests of Ares Capital. In reviewing proxy issues, our investment adviser generally uses the following guidelines:

              Elections of Directors:    In general, our investment adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company's board of directors, or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. Our investment adviser may withhold votes for directors when it (a) believes a direct conflict of interest exists between the interests of the director and the stockholders, (b) concludes that the actions of the director are unlawful, unethical or negligent or (c) believes the board is entrenched in or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management. Finally, our investment adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

              Appointment of Auditors:    We believe that a portfolio company remains in the best position to choose its independent auditors and our investment adviser will generally support management's recommendation in this regard.

              Changes in Capital Structure:    Changes in a portfolio company's charter or bylaws may be required by state or federal regulation. In general, our investment adviser will cast our votes in accordance with the management on such proposals. However, our investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

              Corporate Restructurings, Mergers and Acquisitions:    We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

              Proposals Affecting Stockholder Rights:    We will generally vote in favor of proposals that give stockholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment adviser will balance the financial impact of the proposal against any impairment of stockholder rights as well as of our investment in the portfolio company.

              Corporate Governance:    We recognize the importance of good corporate governance. Accordingly, our investment adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

              Anti-Takeover Measures:    Our investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure's likely effect on stockholder value dilution.

              Stock Splits:    Our investment adviser will generally vote with management on stock split matters.

              Limited Liability of Directors:    Our investment adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

              Social and Corporate Responsibility:    Our investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect stockholder value. Our investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on stockholder value.

              Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities during the twelve-month period ended June 30, 2009 free of charge by making a written request for proxy voting information to: Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067 or by calling us collect at (310) 401-4200.

PRIVACY PRINCIPLES

              We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

              Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. The non-public personal information that we may receive falls into the following categories:

  •
  information we receive from stockholders, whether we receive it orally, in writing or electronically. This includes stockholders' communications to us concerning their investment;

  •
  information about stockholders' transactions and history with us; or

  •
  other general information that we may obtain about stockholders, such as demographic and contact information such as a person's address.

              We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except:

  •
  to our affiliates (such as our investment adviser and administrator) and their employees that have a legitimate business need for the information;

  •
  to our service providers (such as our accountants, attorneys, custodians, transfer agent, underwriters and proxy solicitors) and their employees, as is necessary to service recordholder accounts or otherwise provide the applicable services;

  •
  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

  •
  as allowed or required by applicable law or regulation.

              When the Company shares non-public stockholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our stockholders' privacy. The Company does not permit use of stockholder information for any non-business or marketing purpose, nor does the Company permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

              The Company's service providers, such as its adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect stockholder non-public personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

              Personnel of our affiliates may access stockholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a stockholder's account or comply with legal requirements.

              If a stockholder ceases to be a stockholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify stockholders and provide a description of our privacy policy.

              In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer stockholders' non-public personal information to the new party in control or the party acquiring assets.

OTHER

              We have designated a chief compliance officer and established a compliance program pursuant to the requirements of the Investment Company Act. We are periodically examined by the SEC for compliance with the Investment Company Act.

              We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to the Company or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ Global Select Market Corporate Governance Regulations

              The Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

              In addition, The NASDAQ Global Select Market has adopted various corporate governance requirements as part of its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

              Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. Computershare Investor Services, LLC acts as our transfer agent, dividend paying agent and registrar. The principal business address of Computershare is 250 Royall Street, Canton, Massachusetts 02021, telephone number: (312) 588-4993.

BROKERAGE ALLOCATION AND OTHER PRACTICES

              Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.

              Subject to policies established by our board of directors, the investment adviser, Ares Capital Management, is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities.

              While the investment adviser generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

              We have not paid any brokerage commissions during the three most recent fiscal years.

 PLAN OF DISTRIBUTION

              We may offer, from time to time, in one or more offerings or series, up to $1,500,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, separately or as units comprised of any combination of the foregoing, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents' or underwriters' compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

              The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (a) in connection with a rights offering to our existing stockholders, (b) with the consent of the majority of our common stockholders or (c) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

              In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

              Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

              Any underwriters that are qualified market makers on the NASDAQ Global Market may engage in passive market making transactions in our common stock on the NASDAQ Global Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker's bid, however, the passive market maker's bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

              We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

              Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

              Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

              If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

              We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

              In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

              The legality of the securities offered hereby will be passed upon for the Company by Proskauer Rose LLP, Los Angeles, California and Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              KPMG LLP, located at 355 South Grand Avenue, Los Angeles, California 90071, is the independent registered public accounting firm of the Company.

              KPMG LLP, located at 2001 M Street, NW, Washington, D.C. 20036, was the independent registered public accounting firm of Allied Capital Corporation.

AVAILABLE INFORMATION

              We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

              We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. Information contained on our website is not incorporated into this document and you should not consider such information to be part of this document. You also may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549, the SEC's Northeast Regional Office at 3 World Financial Center, Suite 400, New York, NY 10281 and the SEC's Midwest Regional Office at 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604. Such information is also available from the EDGAR database on the SEC's web site at http://www.sec.gov. You also can obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (202) 551-8090 or (800) SEC-0330.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Ares Capital Corporation:

        We have audited the accompanying consolidated balance sheets of Ares Capital Corporation (and subsidiaries) (the Company) as of December 31, 2009 and 2008, including the consolidated schedule of investments as of December 31, 2009 and 2008, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2009. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Ares Capital Corporation (and subsidiaries) as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

        As explained in note 9 to the consolidated financial statements, the accompanying consolidated financial statements include investments valued at $2.17 billion (172% of net assets), whose fair values have been estimated by the Board of Directors and management in the absence of readily determinable fair values. Such estimates are based on financial and other information provided by management of its portfolio companies, pertinent market and industry data, as well as input from independent valuation firms. These investments are valued in accordance with Statement of Financial Accounting Standards No. 157, Fair Value Measurements, (SFAS 157) (included in FASB ASC 820, Fair Value Measurements and Disclosures), which requires the Company to assume that the portfolio investments are sold in a principal market to market participants. The Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. SFAS 157 specifies a hierarchy of valuation techniques based on whether the inputs to these valuation techniques are observable or unobservable. $2.17 billion of investments at December 31, 2009 are valued based on unobservable inputs. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate significantly over short periods of time. These determinations of fair value could differ materially from the values that would have been utilized had a ready market for these investments existed.

Los Angeles, California
February 24, 2010

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands, except per share data)

	As of
	December 31, 2009	December 31, 2008
ASSETS
Investments at fair value (amortized cost of $2,376,384 and $2,267,593, respectively)
Non-controlled/non-affiliate investments	$1,568,423	$1,477,492
Non-controlled affiliate company investments	276,351	329,326
Controlled affiliate company investments	327,040	166,159

Total investments at fair value	2,171,814	1,972,977
Cash and cash equivalents	99,227	89,383
Receivable for open trades	—	3
Interest receivable	28,019	17,547
Other assets	14,455	11,423

Total assets	$2,313,515	$2,091,333

LIABILITIES
Debt	$969,465	$908,786
Dividend payable	—	40,804
Management and incentive fees payable	66,495	32,989
Payable for open trades	489	—
Accounts payable and other liabilities	16,533	10,006
Interest and facility fees payable	2,645	3,869

Total liabilities	1,055,627	996,454

Commitments and contingencies (Note 7)
STOCKHOLDERS' EQUITY
Common stock, par value $.001 per share, 300,000,000 and 200,000,000 common shares authorized, respectively, 109,944,674 and 97,152,820 common shares issued and outstanding, respectively	110	97
Capital in excess of par value	1,490,458	1,395,958
Accumulated undistributed net investment income	3,143	(7,637)
Accumulated net realized gain on sale of investments	(31,115)	(124)
Net unrealized depreciation on investments	(204,708)	(293,415)

Total stockholders' equity	1,257,888	1,094,879

Total liabilities and stockholders' equity	$2,313,515	$2,091,333

NET ASSETS PER SHARE	$11.44	$11.27

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(dollar amounts in thousands, except per share data)

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
INVESTMENT INCOME:
From non-controlled/non-affiliate company investments:
Interest from investments	$188,126	$169,519	$135,145
Capital structuring service fees	5,429	16,421	12,474
Dividend income	1,162	1,621	1,880
Interest from cash & cash equivalents	265	1,625	2,946
Management fees	113	—	—
Other income	6,484	3,244	1,054

Total investment income from non-controlled/non-affiliate company investments	201,579	192,430	153,499
From non-controlled affiliate company investments:
Interest from investments	21,866	28,532	21,413
Capital structuring service fees	—	1,821	2,635
Dividend income	285	825	1,224
Management fees	1,443	750	750
Other income	377	847	381

Total investment income from non-controlled affiliate company investments	23,971	32,775	26,403
From controlled affiliate company investments:
Interest from investments	15,074	10,420	5,876
Capital structuring service fees	194	3,000	2,899
Dividend income	2,391	133	121
Management fees	1,942	1,628	45
Other income	121	75	30

Total investment income from controlled affiliate company investments	19,722	15,256	8,971

Total investment income	245,272	240,461	188,873

EXPENSES:
Incentive management fees	33,332	31,748	23,522
Base management fees	30,409	30,463	23,531
Interest and credit facility fees	24,262	36,515	36,889
Professional fees	7,820	5,990	4,907
Professional fees related to Allied Acquisition	4,939	—	—
Administrative	4,009	2,701	997
Insurance	1,366	1,271	1,081
Depreciation	672	503	410
Directors fees	514	337	280
Other	3,967	3,693	3,133

Total expenses	111,290	113,221	94,750
NET INVESTMENT INCOME BEFORE INCOME TAXES	133,982	127,240	94,123

Income tax expense, including excise tax	576	248	(826)

NET INVESTMENT INCOME	133,406	126,992	94,949

REALIZED AND UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gains (losses):
Non-controlled/non-affiliate company investments	(17,010)	5,200	2,754
Non-controlled affiliate company investments	(15,478)	1,357	—
Controlled affiliate company investment	(13,680)	—	3,808
Foreign currency transactions	205	(186)	(18)

Net realized gains (losses)	(45,963)	6,371	6,544
Net unrealized gains (losses):
Non-controlled/non-affiliate company investments	60,339	(168,570)	(3,388)
Non-controlled affiliate company investments	21,361	(82,457)	(34,497)
Controlled affiliate company investments	7,194	(21,797)	27,231
Foreign currency transactions	(187)	6	(7)

Net unrealized gains (losses)	88,707	(272,818)	(10,661)
Net realized and unrealized gains (losses) from investments and foreign currencies	42,744	(266,447)	(4,117)

REALIZED GAIN ON EXTINGUISHMENT OF DEBT	26,543	—	—

NET INCREASE (DECREASE) IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$202,693	$(139,455)	$90,832

BASIC AND DILUTED EARNINGS PER COMMON SHARE (see Note 4)	$1.99	$(1.56)	$1.34

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING (see Note 4)	101,719,800	89,666,243	67,676,498

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2009
(dollar amounts in thousands, except per unit data)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Healthcare—Services
American Renal Associates, Inc.	Dialysis provider	Senior secured loan ($902 par due 12/2010)	8.50% (Libor + 5.00%/D)	12/14/2005	$902	$902	$1.00	(3)(15)
		Senior secured loan ($10,389 par due 12/2011)	8.50% (Libor + 5.00%/Q)	12/14/2005	10,389	10,389	$1.00	(3)(15)

Capella Healthcare, Inc.	Acute care hospital operator	Junior secured loan ($12,500 par due 2/2016)	13.00%	2/29/2008	12,500	12,500	$1.00
		Junior secured loan ($30,000 par due 2/2016)	13.00%	2/29/2008	30,000	30,000	$1.00	(2)

CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC(6)	Healthcare analysis services	Preferred stock (7,427 shares)	14.00% PIK	6/15/2007	8,467	8,043	$950.00	(4)
		Common stock (9,679 shares)		6/15/2007	4,000	8,114	$840.00
		Common stock (1,546 shares)		6/15/2007	—	—	—

DSI Renal, Inc.	Dialysis provider	Senior secured revolving loan ($2 par due 3/2011)	7.25% (Base Rate + 4.00%/M)	4/4/2006	2	2	$0.95
		Senior secured revolving loan ($132 par due 3/2011)	7.25% (Base Rate + 4.00%/M)	4/4/2006	132	126	$0.95
		Senior secured revolving loan ($20 par due 3/2011)	7.25% (Base Rate + 4.00%/M)	4/4/2006	20	19	$0.95
		Senior secured revolving loan ($7,392 par due 3/2011)	7.25% (Base Rate + 4.00%/M)	4/4/2006	7,392	7,022	$0.95
		Senior secured revolving loan ($122 par due 3/2011)	7.25% (Base Rate + 4.00%/M)	4/4/2006	122	116	$0.95
		Senior secured loan ($339 par due 3/2013)	7.25% (Base Rate + 4.00%/Q)	4/4/2006	237	322	$0.95
		Senior secured loan ($44 par due 3/2013)	7.25% (Base Rate + 4.00%/Q)	4/4/2006	31	42	$0.95
		Senior secured loan ($16,960 par due 3/2013)	7.25% (Base Rate + 4.00%/Q)	4/4/2006	12,323	16,112	$0.95
		Senior subordinated loan ($66,552 par due 4/2014)	16.00% PIK	4/4/2006	66,215	63,220	$0.95	(4)
		Senior subordinated loan ($14,285 par due 4/2014)	16.00% PIK	4/4/2006	14,211	13,571	$0.95	(3)(4)

GG Merger Sub I, Inc.	Drug testing services	Senior secured loan ($11,330 par due 12/2014)	4.26% (Libor + 4.00%/Q)	12/14/2007	10,919	10,197	$0.90	(2)
		Senior secured loan ($12,000 par due 12/2014)	4.26% (Libor + 4.00%/Q)	12/14/2007	11,460	10,800	$0.90	(3)

HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Class A units (10,044,176 units)		6/26/2008	10,044	4,256	$0.72

Heartland Dental Care, Inc.	Dental services	Senior subordinated loan ($32,717 par due 8/2013)	11.00% Cash, 3.25% PIK	7/31/2008	32,717	32,717	$1.00	(4)

Magnacare Holdings, Inc., Magnacare Administrative Services, LLC, and Magnacare, LLC	Healthcare professional provider	Senior subordinated loan ($4,670 par due 1/2013)	12.75% Cash, 2.00% PIK	2/9/2009	3,363	4,670	$1.00	(4)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
MPBP Holdings, Inc., Cohr Holdings, Inc. and MPBP Acquisition Co., Inc.	Healthcare equipment services	Senior secured loan ($997 par due 1/2013)		1/31/2007	489	628	$0.63
		Junior secured loan ($20,000 par due 1/2014)	6.48% (Libor + 6.25%/B)	1/31/2007	20,049	5,000	$0.25
		Junior secured loan ($12,000 par due 1/2014)	6.48% (Libor + 6.25%/B)	1/31/2007	12,000	3,000	$0.25	(3)
		Common stock (50,000 shares)		1/31/2007	5,000	—

MWD Acquisition Sub, Inc.	Dental services	Junior secured loan ($5,000 par due 5/2012)	6.48% (Libor + 6.25%/M)	5/3/2007	5,000	4,350	$0.87	(3)

OnCURE Medical Corp.	Radiation oncology care provider	Senior secured loan ($3,068 par due 6/2012)	3.75% (Libor + 3.50%/M)	8/18/2006	3,068	2,761	$0.90	(3)
		Senior subordinated loan ($32,642 par due 8/2013)	11.00% Cash, 1.50% PIK	8/18/2006	32,664	29,378	$0.90	(4)
		Common stock (857,143 shares)		8/18/2006	3,000	3,000	$3.50

Passport Health Communications, Inc., Passport Holding Corp. and Prism Holding Corp.	Healthcare technology provider	Senior secured loan ($12,660 par due 5/2014)	10.50% (Libor + 7.50%/M)	5/9/2008	12,660	12,660	$1.00	(2)(15)
		Senior secured loan ($11,686 par due 5/2014)	10.50% (Libor + 7.50%/M)	5/9/2008	11,686	11,686	$1.00	(3)(15)
		Series A preferred stock (1,594,457 shares)		7/30/2008	9,900	9,900	$6.21
		Common stock (16,106 shares)		7/30/2008	100	100	$6.21

PG Mergersub, Inc.	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Senior subordinated loan ($4,000 par due 3/2016)	12.50%	3/12/2008	3,938	4,000	$1.00
		Preferred stock (333 shares)		3/12/2008	333	333	$1,000.00
		Common stock (16,667 shares)		3/12/2008	167	167	$10.00

The Schumacher Group of Delaware, Inc.	Outsourced physician service provider	Junior secured loan ($5,229 par due 7/2013)	11.13% Cash, 1.00% PIK	7/18/2008	5,229	5,229	$1.00	(4)
		Junior secured loan ($30,909 par due 7/2013)	11.13% Cash, 1.00% PIK	7/18/2008	30,943	30,909	$1.00	(2)(4)

Univita Health, Inc.	Outsourced services provider	Senior subordinated loan ($20,500 par due 12/2014)	15.00%	12/22/2009	20,500	20,500	$1.00

VOTC Acquisition Corp.	Radiation oncology care provider	Senior secured loan ($17,417 par due 7/2012)	11.00% Cash, 2.00% PIK	6/30/2008	17,417	17,417	$1.00	(4)
		Preferred stock (3,888,222 shares)		7/14/2008	8,748	3,800	$0.98

					438,337	397,958			31.64%

Financial
Carador PLC(6)(8)(9)	Investment company	Ordinary shares (7,110,525 shares)		12/15/2006	9,033	2,489	$0.35

CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.69 unit)		9/7/2007	41	41	$40,505.00

Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47% interest)		6/17/2008	1,059	1,059

Firstlight Financial Corporation(6)(9)	Investment company	Senior subordinated loan ($73,077 par due 12/2016)	1.00% PIK	12/31/2006	73,032	54,808	$0.75	(4)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Common stock (10,000 shares)		12/31/2006	10,000	—	—
		Common stock (30,000 shares)		12/31/2006	30,000	—	—

Ivy Hill Asset Management, LP	Investment manager	Member interest		6/15/2009	37,176	48,321

Ivy Hill Middle Market Credit Fund, Ltd.(7)(8)(9)	Investment company	Class B deferrable interest notes ($40,000 par due 11/2018)	6.28% (Libor + 6.00%/Q)	11/20/2007	40,000	36,800	$0.92
		Subordinated notes ($15,681 par due 11/2018)	18.70%	11/20/2007	15,681	14,583	$0.93

Imperial Capital Group, LLC and Imperial Capital Private Opportunities, LP(6)(9)	Investment banking services	Common units (2,526 units)		5/10/2007	3	3	$1.00
		Common units (315 units)		5/10/2007	—	—	—
		Common units (7,710 units)		5/10/2007	14,997	18,400	$2,386.51
		Limited partnership interest (80% interest)		5/10/2007	6,094	5,663

Partnership Capital Growth Fund I, LP(9)	Investment partnership	Limited partnership interest (25% interest)		6/16/2006	3,045	3,045

Senior Secured Loan Fund LLC	Investment partnership	Subordinated certificates ($172,796 par due 12/2015)	16.23%	10/30/2009	165,000	165,000	$0.95

Trivergance Capital Partners, LP(9)	Investment partnership	Limited partnership interest (100% interest)		6/5/2008	2,016	2,016

VSC Investors LLC(9)	Investment company	Membership interest (4.63% interest)		1/24/2008	648	648

					407,825	352,876			28.05%

Education
Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Senior secured loan ($3,256 par due 8/2013)	10.00% Cash, 3.00% PIK	2/8/2008	3,256	3,256	$1.00	(4)(16)
		Senior secured loan ($30,269 par due 8/2013)	10.00% Cash, 3.00% PIK	2/8/2008	30,269	30,269	$1.00	(2)(4)(16)
		Senior secured loan ($8,961 par due 8/2013)	10.00% Cash, 3.00% PIK	2/8/2008	8,961	8,961	$1.00	(16)(4)
		Preferred stock (493,147 shares)	8.00% PIK	2/8/2008	9,668	13,750	$27.88	(4)

ELC Acquisition Corporation	Developer, manufacturer and retailer of educational products	Senior secured loan ($162 par due 11/2012)	3.48% (Libor + 3.25%/M)	11/30/2006	162	157	$0.97	(3)
		Junior secured loan ($8,333 par due 11/2013)	7.23% (Libor + 7.00%/M)	11/30/2006	8,333	8,167	$0.98	(3)

Instituto de Banca y Comercio, Inc. Leeds IV Advisors, Inc.(8)	Private school operator	Senior secured loan ($11,700 par due 3/2014)	8.50% (Libor + 6.00%/Q)	3/15/2007	11,700	11,700	$1.00	(3)(15)
		Senior subordinated loan ($30,877 par due 6/2014)	13.00% Cash, 3.00% PIK	6/4/2008	30,877	30,877	$1.00
		Preferred stock (165,811 shares)		6/4/2008	788	2,124	$12.81
		Preferred stock (140,577 shares)		3/31/2009	668	1,801	$12.81
		Common stock (214,286 shares)		6/4/2008	54	2,745	$12.81
		Common stock (140,577 shares)		3/31/2009	35	1,801	$12.81

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
JTC Education Holdings, Inc.	Postsecondary school operator	Senior secured loan ($31,250 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	31,250	31,250	$1.00	(15)

Lakeland Finance, LLC	Private school operator	Junior secured loan ($2,423 par due 12/2012)	11.50%	12/13/2005	2,423	2,423	$1.00
		Junior secured loan ($24,231 par due 12/2012)	11.50%	12/13/2005	24,231	24,231	$1.00	(2)

R3 Education, Inc. (formerly known as Equinox EIC Partners, LLC and MUA Management Company)(7)(8)	Medical school operator	Senior secured loan ($791 par due 6/2010)	9.00% (Libor + 6.00%/M)	4/24/2009	791	1,101	$1.39	(15)
		Senior secured loan ($7,275 par due 12/2012)	9.00% (Libor + 6.00%/M)	4/3/2007	7,275	10,127	$1.39	(3)(15)
		Senior secured loan ($5,041 par due 4/2013)	13.00% PIK	12/8/2009	1,244	3,186	$0.63
		Senior secured loan ($14,113 par due 12/2012)	9.00% (Libor + 6.00%/M)	9/21/2007	14,113	19,646	$1.39	(15)
		Preferred stock (8,800 shares)			2,200	1,100	$125.00
		Warrants to purchase 27,890 shares			—	—	—
		Common membership interest (26.27% interest)		9/21/2007	15,800	11,515

					204,098	220,187			17.50%

Services—Other
American Residential Services, LLC	Plumbing, heating and air-conditioning services	Junior secured loan ($20,608 par due 4/2015)	10.00% Cash, 2.00% PIK	4/17/2007	20,608	20,195	$0.98	(2)(4)

Diversified Collection Services, Inc.	Collections services	Senior secured loan ($10,529 par due 2/2011)	9.50% (Libor + 6.75%/M)	2/2/2005	9,280	10,529	$1.00	(2)(15)
		Senior secured loan ($3,747 par due 2/2011)	9.50% (Libor + 6.75%/M)	2/2/2005	3,747	3,747	$1.00	(3)(15)
		Senior secured loan ($1,931 par due 8/2011)	13.75% (Libor + 11.00%/M)	2/2/2005	1,931	1,931	$1.00	(2)(15)
		Senior secured loan ($7,492 par due 8/2011)	13.75% (Libor + 11.00%/M)	2/2/2005	7,492	7,492	$1.00	(3)(15)
		Preferred stock (14,927 shares)		5/18/2006	169	269	$18.02
		Common stock (114,004 shares)		2/2/2005	295	402	$3.53

GCA Services Group, Inc.	Custodial services	Senior secured loan ($13,255 par due 12/2011)	12.00%	12/15/2006	13,171	13,255	$1.00
		Senior secured loan ($14,768 par due 12/2011)	12.00%	12/15/2006	14,765	14,768	$1.00	(2)
		Senior secured loan ($9,866 par due 12/2011)	12.00%	12/15/2006	9,866	9,866	$1.00	(3)

Growing Family, Inc. and GFH Holdings, LLC	Photography services	Senior secured loan ($11,188 par due 8/2011)		3/16/2007	11,188	2,238	$0.20	(4)(14)
		Senior secured loan ($372 par due 8/2011)		3/16/2007	372	74	$0.20	(4)(14)
		Senior secured revolving loan ($2,500 par due 8/2011)		3/16/2007	1,513	303	$0.20	(4)(14)
		Senior secured loan ($3,575 par due 8/2011)		3/16/2007	3,575	715	$0.20	(4)(14)
		Senior secured loan ($147 par due 8/2011)		3/16/2007	147	29	$0.20	(4)(14)
		Common stock (552,430 shares)		3/16/2007	872	—	—

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
NPA Acquisition, LLC	Powersport vehicle auction operator	Junior secured loan ($12,000 par due 2/2013)	6.98% (Libor + 6.75%/M)	8/23/2006	12,000	12,000	$1.00	(3)
		Common units (1,709 units)		8/23/2006	1,000	2,570	$1,503.80

PODS Funding Corp.	Storage and warehousing provider	Senior subordinated loan ($25,125 par due 6/2015)	15.00%	12/23/2009	25,125	25,125	$1.00
		Subordinated loan ($6,500 par due 12/2015)	16.64%	12/23/2009	5,079	5,070	$0.78

Web Services Company, LLC	Laundry service and equipment provider	Senior secured loan ($4,938 par due 8/2014)	7.00% (Base Rate + 3.75%/Q)	6/15/2009	4,607	4,938	$1.00	(3)
		Senior subordinated loan ($18,219 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	18,219	17,308	$0.95	(4)
		Senior subordinated loan ($25,804 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	25,804	24,513	$0.95	(2)(4)

					190,825	177,337			14.10%

Restaurants and Food Services
ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan ($3,592 par due 11/2012)	6.50% (Libor + 3.00% Cash, 0.50% PIK/S)	11/27/2006	2,010	2,010	$0.56	(4)(15)
		Senior secured revolving loan ($1,408 par due 11/2012)	6.50% (Base Rate + 2.50%/Q)	11/27/2006	1,408	1,408	$1.00	(4)(15)
		Senior secured loan ($23,574 par due 11/2013)	12.50% (Libor + 6.50% Cash, 3.00% PIK/Q)	11/27/2006	23,580	23,574	$1.00	(2)(4)(15)
		Senior secured loan ($11,049 par due 11/2013)	12.50% (Libor + 6.50% Cash, 3.00% PIK/Q)	11/27/2006	11,049	11,049	$1.00	(3)(4)(15)
		Promissory note ($13,105 par due 11/2016)	12.00% PIK	6/1/2006	13,093	13,105	$1.00	(4)
		Warrants to purchase 0.61 shares		6/1/2006	—	2,719

Encanto Restaurants, Inc.(8)	Restaurant owner and operator	Junior secured loan ($20,997 par due 8/2013)	7.50% Cash, 3.50% PIK	8/16/2006	20,997	19,947	$0.95	(2)(4)
		Junior secured loan ($3,999 par due 8/2013)	7.50% Cash + 3.50% PIK	8/16/2006	3,999	3,799	$0.95	(3)(4)

OTG Management, Inc.	Airport restaurant operator	Senior secured loan ($16,149 par due 6/2013)	20.500% (Libor + 11.00% Cash, 6.50% PIK/M)	6/19/2008	16,149	16,149	$1.00	(4)(15)
		Warrants to purchase up to 88,991 shares of common stock			—	1,102	—
		Warrants to purchase up to 9 shares of common stock			—	—	—

Vistar Corporation and Wellspring Distribution Corp.	Food service distributor	Senior subordinated loan ($43,625 par due 5/2015)	13.50%	5/23/2008	43,625	41,444	$0.95
		Senior subordinated loan ($30,000 par due 5/2015)	13.50%	5/23/2008	30,000	28,500	$0.95	(2)
		Class A non-voting common stock (1,366,120 shares)		5/23/2008	7,500	4,050	$2.96

					173,410	168,856			13.42%

Beverage, Food and Tobacco
3091779 Nova Scotia Inc.(8)	Baked goods manufacturer	Senior secured revolving loan ($5,485 par due 1/2010)	8.00%	11/2/2007	1,385	1,494	$0.27	(4)(12)
		Senior secured revolving loan ($1,016 par due 1/2010)	8.00%	11/2/2007	1,016	969	$0.95

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Junior secured loan ($14,386 par due 1/2010)	10.00% Cash, 4.00% PIK	11/2/2007	15,147	10,292	$0.72	(4)(12)
		Warrants to purchase 57,545 shares			—	—

Apple & Eve, LLC and US Juice Partners, LLC(6)	Juice manufacturer	Senior secured revolving loan ($10,000 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	3,000	3,000	$0.30	(15)
		Senior secured loan ($17,963 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	17,963	17,963	$1.00	(15)
		Senior secured loan ($15,937 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	15,937	15,937	$1.00	(3)(15)
		Senior units (50,000 units)			5,000	5,000	$100.00

Best Brands Corporation	Baked goods manufacturer	Senior secured loan ($324 par due 12/2012)	7.48% (Libor + 7.25%/M)	2/15/2008	324	324	$1.00	(4)
		Senior secured loan ($13,034 par due 12/2012)	7.48% (Libor + 7.25%/M)	2/15/2008	11,035	13,034	$1.00	(2)(4)
		Junior secured loan ($28,692 par due 6/2013)	12.00% Cash, 4.00% PIK	12/14/2006	28,112	28,692	$1.00	(4)
		Junior secured loan ($11,733 par due 6/2013)	12.00% Cash, 4.00% PIK	12/14/2006	11,733	11,733	$1.00	(2)(4)
		Junior secured loan ($8,611 par due 6/2013)	12.00% Cash, 4.00% PIK	12/14/2006	8,531	8,611	$1.00	(3)(4)

Bumble Bee Foods, LLC and BB Co-Invest LP		Common stock (4,000 shares)		11/18/2008	4,000	6,760	$1,690.00

Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan ($5,883 par due 2/2013)	13.00% PIK	2/6/2008	5,883	5,883	$1.00	(4)
		Preferred stock (6,258 shares)		9/1/2006	2,500	1,725	$275.64

					131,566	131,417			10.45%

Retail
Apogee Retail, LLC	For-profit thrift retailer	Senior secured loan ($1,859 par due 3/2012)	5.23% (Libor + 5.00%/M)	3/27/2007	1,859	1,747	$0.94
		Senior secured loan ($2,969 par due 3/2012)	5.23% (Libor + 5.00%/M)	3/27/2007	2,969	2,791	$0.94	(2)
		Senior secured loan ($26,670 par due 3/2012)	5.23% (Libor + 5.00%/M)	3/27/2007	26,670	25,070	$0.94	(2)
		Senior secured loan ($11,670 par due 3/2012)	5.23% (Libor + 5.00%/M)	3/27/2007	11,670	10,970	$0.94	(3)
		Senior secured loan ($11,069 par due 9/2012)	12.00% Cash, 4.00% PIK	5/28/2008	11,069	11,069	$1.00	(4)
		Senior secured loan ($11,411 par due 9/2012)	12.00% Cash, 4.00% PIK	5/28/2008	11,411	11,411	$1.00	(4)

Dufry AG(8)	Retail newstand operator	Common stock (39,056 shares)		3/28/2008	3,000	2,638	$0.44

Savers, Inc. and SAI Acquisition Corporation	For-profit thrift retailer	Senior subordinated loan ($5,524 par due 8/2014)	10.00% Cash, 2.00% PIK	8/8/2006	5,524	5,524	$1.00	(4)
		Senior subordinated loan ($20,323 par due 8/2014)	10.00% Cash, 2.00% PIK	8/8/2006	20,323	20,323	$1.00	(2)(4)
		Common stock (1,170,182 shares)		8/8/2006	4,500	5,840	$4.95

Things Remembered, Inc. and TRM Holdings Corporation	Personalized gifts retailer	Senior secured loan ($11 par due 9/2012)	5.50% Cash, 1.00% PIK Option	9/28/2006	11	9	$0.84	(3)(4)
		Senior secured loan ($3,626 par due 9/2012)	5.50% Cash, 1.00% PIK Option	9/28/2006	3,624	2,901	$0.80	(3)(4)
		Senior secured loan ($68 par due 9/2012)	5.50% Cash, 1.00% PIK Option	9/28/2006	68	55	$0.80	(4)
		Senior secured loan ($18 par due 9/2012)	5.50% Cash, 1.00% PIK Option	9/28/2006	18	14	$0.80	(3)
		Senior secured loan ($28,402 par due 9/2012)	5.50% Cash, 1.00% PIK Option	9/28/2006	28,388	22,722	$0.80

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Senior secured loan ($7,303 par due 9/2012)	5.50% Cash, 1.00% PIK Option	9/28/2006	7,300	5,843	$0.80	(3)
		Preferred stock (73 shares)		3/19/2009	—	—	—
		Preferred stock (80 shares)		9/28/2006	1,800	—	—
		Warrants to purchase 859 shares of preferred shares		3/19/2009	—	—	—
		Common stock (800 shares)		9/28/2006	200	—	—

					140,404	128,927			10.25%

Business Services
Booz Allen Hamilton, Inc.	Strategy and technology consulting services	Senior secured loan ($741 par due 7/2015)	7.50% (Libor + 4.50%/S)	7/31/2008	727	741	$1.00	(3)(15)
		Senior subordinated loan ($250 par due 7/2016)	11.00% Cash, 2.00% PIK	7/31/2008	245	250	$1.00	(4)
		Senior subordinated loan ($12,400 par due 7/2016)	11.00% Cash, 2.00% PIK	7/31/2008	12,296	12,400	$1.00	(2)(4)

Investor Group Services, LLC(6)	Financial services	Limited liability company membership interest (10.00% interest)		6/22/2006	—	500

Pillar Holdings LLC and PHL Holding Co.(6)	Mortgage services	Senior secured revolving loan ($3,750 par due 11/2013)	5.78% (Libor + 5.50%/B)	11/20/2007	1,313	1,313	$0.35
		Senior secured loan ($16,752 par due 11/2013)	5.78% (Libor + 5.50%/B)	11/20/2007	16,752	16,752	$1.00	(2)
		Senior secured loan ($10,456 par due 11/2013)	5.78% (Libor + 5.50%/B)	11/20/2007	10,456	10,456	$1.00	(3)
		Senior secured loan ($1,875 par due 5/2014)	14.50%	7/31/2008	1,875	1,875	$1.00
		Senior secured loan ($5,500 par due 5/2014)	14.50%	7/31/2008	5,500	5,500	$1.00	(2)
		Common stock (84.78 shares)		11/20/2007	3,768	7,818	$92,208.00

Primis Marketing Group, Inc. and Primis Holdings, LLC(6)	Database marketing services	Senior subordinated loan ($10,222 par due 2/2013)		8/24/2006	10,222	511	$0.05	(4)(14)
		Preferred units (4,000 units)		8/24/2006	3,600	—	—
		Common units (4,000,000 units)		8/24/2006	400	—	—

Prommis Solutions, LLC, E-Default Services, LLC, Statewide Tax and Title Services, LLC & Statewide Publishing Services, LLC (formerly known as MR Processing Holding Corp.)	Bankruptcy and foreclosure processing services	Senior subordinated loan ($26,526 par due 2/2014)	11.50% Cash, 2.00% PIK	2/8/2007	26,526	26,526	$1.00	(4)
		Senior subordinated loan ($26,630 par due 2/2014)	11.50% Cash, 2.00% PIK	2/8/2007	26,630	26,630	$1.00	(2)(4)
		Preferred stock (30,000 shares)		4/11/2006	3,000	6,221	$207.37

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	250	$1.00

Summit Business Media, LLC	Business media consulting services	Junior secured loan ($11,078 par due 7/2014)		8/3/2007	10,018	554	$0.05	(3)(4)(14)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
VSS-Tranzact Holdings, LLC(6)	Management consulting services	Common membership interest (8.51% interest)		10/26/2007	10,000	7,850

					143,578	126,147			10.03%

Manufacturing
Arrow Group Industries, Inc.	Residential and outdoor shed manufacturer	Senior secured loan ($5,616 par due 4/2010)	5.25% (Libor + 5.00%/Q)	3/28/2005	5,653	4,437	$0.79	(3)

Emerald Performance Materials, LLC	Polymers and performance materials manufacturer	Senior secured loan ($536 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/16/2006	536	531	$0.99	(3)(15)
		Senior secured loan ($8,392 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/16/2006	8,392	8,308	$0.99	(3)(15)
		Senior secured loan ($626 par due 5/2011)	8.50% (Base Rate + 5.25%/M)	5/16/2006	626	620	$0.99	(3)
		Senior secured loan ($1,604 par due 5/2011)	10.00% (Libor + 6.00%/M)	5/16/2006	1,604	1,556	$0.97	(3)(15)
		Senior secured loan ($4,937 par due 5/2011)	13.00% Cash, 3.00% PIK	5/16/2006	4,937	4,838	$0.98	(2)(4)

Reflexite Corporation(7)	Developer and manufacturer of high-visibility reflective products	Senior subordinated loan ($16,785 par due 11/2014)	12.50% Cash, 5.50% PIK	2/26/2008	16,785	16,785	$1.00	(4)
		Common stock (1,821,860 shares)		3/28/2006	27,435	24,595	$13.50

Saw Mill PCG Partners LLC	Precision components manufacturer	Common units (1,000 units)		2/2/2007	1,000	—	—

UL Holding Co., LLC	Petroleum product manufacturer	Senior secured loan ($2978 par due 12/2012)	14.00%	2/13/2009	2,978	2,829	$0.95	(2)
		Senior secured loan ($993 par due 12/2012)	14.00%	2/13/2009	993	943	$0.95	(3)
		Senior secured loan ($848 par due 12/2012)	14.00%	2/13/2009	848	805	$0.95	(3)
		Senior secured loan ($2,130 par due 12/2012)	9.15% (Libor + 8.88%/Q)	2/13/2009	2,130	2,023	$0.95
		Senior secured loan ($2,130 par due 12/2012)	14.00%	2/13/2009	2,130	2,023	$0.95
		Senior secured loan ($848 par due 12/2012)	9.15% (Libor + 8.88%/Q)	2/13/2009	848	805	$0.95	(3)
		Senior secured loan ($10,918 par due 12/2012)	9.15% (Libor + 8.88%/Q)	2/13/2009	10,918	10,372	$0.95	(3)
		Common units (50,000 units)		4/25/2008	500	500	$10.00
		Common units (50,000 units)		4/25/2008	—	—	—

Universal Trailer Corporation(6)	Livestock and specialty trailer manufacturer	Common stock (74,920 shares)		10/8/2004	7,930	—	—

					96,243	81,970			6.52%

Consumer Products—Non-Durable
Blacksmith Brands Holdings, Inc. and Blacksmith Brands, Inc.	Consumer products and personal care manufacturer	Senior secured loan ($32,500 par due 12/2014)	12.50% (Base Rate + 8.50%/Q)	10/23/2009	32,500	32,500	$1.00	(15)

Innovative Brands, LLC	Consumer products and personal care manufacturer	Senior secured loan ($8,881 par due 9/2011)	15.50%	10/12/2006	8,881	8,881	$1.00	(2)
		Senior secured loan ($8,198 par due 9/2011)	15.50%	10/12/2006	8,198	8,198	$1.00	(3)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Making Memories Wholesale, Inc.(6)	Scrapbooking branded products manufacturer	Senior secured loan ($9,750 par due 8/2014)	10.00% (Base Rate + 5.50%/Q)	8/21/2009	7,770	9,750	$1.00	(15)
		Senior secured loan ($5,138 par due 8/2014)	15.00% (7.50% Cash, 7.50% PIK/Q)	8/21/2009	4,062	514	$0.10	(4)
		Common stock (100 shares)		8/21/2009	—	—	—

The Thymes, LLC(7)	Cosmetic products manufacturer	Preferred stock (6,283 shares)	8.00% PIK	6/21/2007	6,785	6,107	$972.06	(4)
		Common stock (5,400 shares)		6/21/2007	—	—	—

					68,196	65,950			5.24%

Aerospace & Defense
AP Global Holdings, Inc.	Safety and security equipment manufacturer	Senior secured loan ($7,414 par due 10/2013)	4.74% (Libor + 4.50%/M)	11/8/2007	7,295	6,969	$0.94	(3)

ILC Industries, Inc.	Industrial products provider	Junior secured loan ($12,000 par due 6/2014)	11.50%	6/27/2006	12,000	12,000	$1.00	(3)

Thermal Solutions LLC and TSI Group, Inc.	Thermal management and electronics packaging manufacturer	Senior secured loan ($462 par due 3/2011)	4.00% (Libor + 3.75%/Q)	3/28/2005	462	444	$0.96	(3)
		Senior secured loan ($2,732 par due 3/2012)	4.50% (Libor + 4.25%/Q)	3/28/2005	2,732	2,486	$0.91	(3)
		Senior subordinated loan ($2,747 par due 3/2013)	11.50% Cash, 2.50% PIK	3/21/2006	2,747	2,554	$0.93	(4)
		Senior subordinated loan ($2,165 par due 3/2013)	11.50% Cash, 2.75% PIK	3/28/2005	2,165	2,013	$0.93	(4)
		Senior subordinated loan ($3,418 par due 3/2013)	11.50% Cash, 2.75% PIK	3/28/2005	3,418	3,178	$0.93	(4)
		Preferred stock (71,552 shares)		3/28/2005	716	529	$7.39
		Common stock (1,460,246 shares)		3/28/2005	15	11	$0.01

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Junior secured loan ($16,000 par due 1/2015)	15.00%	1/17/2008	16,000	16,000	$1.00	(2)
		Junior secured loan ($12,000 par due 1/2015)	15.00%	1/17/2008	12,000	12,000	$1.00	(3)
		Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	96	80	$103.24	(4)
		Common stock (1,616,976 shares)		1/17/2008	2,004	1,600	$0.99

					61,650	59,864			4.76%

Printing, Publishing and Media
Canon Communications LLC	Print publications services	Junior secured loan ($11,968 par due 11/2011)	13.75% (Libor + 8.75% Cash, 2.00% PIK/Q)	5/25/2005	11,957	9,574	$0.80	(2)(4)(15)
		Junior secured loan ($12,197 par due 11/2011)	13.75% (Libor + 8.75% Cash, 2.00% PIK/Q)	5/25/2005	12,190	9,757	$0.80	(3)(4)(15)

LVCG Holdings LLC(7)	Commercial printer	Membership interests (56.53% interest)		10/12/2007	6,600	330

National Print Group, Inc.	Printing management services	Senior secured revolving loan ($3,926 par due 3/2012)	9.00% (Libor + 6.00%/S)	3/2/2006	1,428	771	$0.20	(15)
		Senior secured revolving loan ($183 par due 3/2012)	9.00% (Libor + 5.00%/M)	3/2/2006	183	99	$0.54	(15)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Senior secured loan ($7,119 par due 3/2012)	16.00% (Libor + 9.00% Cash, 4.00% PIK/Q)	3/2/2006	7,024	3,844	$0.54	(3)(15)(4)
		Senior secured loan ($1,071 par due 3/2012)	16.00% (Base Rate + 8.00% Cash, 4.00% PIK/M)	3/2/2006	1,071	578	$0.54	(3)(15)(4)
		Preferred stock (9,344 shares)		3/2/2006	2,000	—	—

The Teaching Company, LLC and The Teaching Company Holdings, Inc.(11)	Education publications provider	Senior secured loan ($18,000 par due 9/2012)	10.50%	9/29/2006	18,000	18,000	$1.00	(2)(11)
		Senior secured loan ($10,000 par due 9/2012)	10.50%	9/29/2006	10,000	10,000	$1.00	(3)(11)
		Preferred stock (29,969 shares)	8.00%	9/29/2006	2,997	3,872	$129.20
		Common stock (15,393 shares)		9/29/2006	3	4	$0.26

					73,453	56,829			4.52%

Telecommunications
American Broadband Communications, LLC and American Broadband Holding Company	Broadband communication services	Senior subordinated loan ($31,902 par due 11/2014)	18.00% (10.00% Cash, 8.00% PIK/Q)	2/8/2008	31,902	31,902	$1.00	(2)(4)
		Senior subordinated loan ($8,050 par due 11/2014)	18.00% (10.00% Cash, 8.00% PIK/Q)	11/7/2007	8,050	8,050	$1.00	(4)
		Warrants to purchase 166 shares		11/7/2007	—	—	—

					39,952	39,952			3.18%

Environmental Services
AWTP, LLC	Water treatment services	Junior secured loan ($4,755 par due 12/2012)		12/23/2005	4,755	1,902	$0.40	(14)
		Junior secured loan ($2,086 par due 12/2012)		12/23/2005	2,086	834	$0.40	(3)(14)
		Junior secured loan ($4,755 par due 12/2012)		12/23/2005	4,755	1,902	$0.40	(14)
		Junior secured loan ($2,086 par due 12/2012)		12/23/2005	2,086	834	$0.40	(3)(14)

Mactec, Inc.	Engineering and environmental services	Class B-4 stock (16 shares)		11/3/2004	—	—	—
		Class C stock (5,556 shares)		11/3/2004	—	150	$27.00

Sigma International Group, Inc.	Water treatment parts manufacturer	Junior secured loan ($917 par due 10/2013)	16.00% (Libor + 8.00%/Q)	11/6/2007	917	642	$0.70	(15)
		Junior secured loan ($2,750 par due 10/2013)	16.00% (Libor + 8.00%/Q)	11/1/2007	2,750	1,925	$0.70	(15)
		Junior secured loan ($1,833 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	1,833	1,283	$0.70	(15)
		Junior secured loan ($2,000 par due 10/2013)	16.00% (Libor + 8.00%/Q)	11/6/2007	2,000	1,400	$0.70	(3)(15)
		Junior secured loan ($6,000 par due 10/2013)	16.00% (Libor + 8.00%/Q)	11/1/2007	6,000	4,200	$0.70	(3)(15)
		Junior secured loan ($4,000 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	4,000	2,800	$0.70	(3)(15)

Waste Pro USA, Inc.		Preferred Class A common stock (611,615 shares)	14.00% PIK	11/9/2006	12,263	13,263	$21.69	(4)

Wastequip, Inc.(6)	Waste management equipment manufacturer	Senior subordinated loan ($13,121 par due 2/2015)	10.00% Cash, 2.50% PIK	2/5/2007	13,030	1,968	$0.15	(4)
		Common stock (13,889 shares)		2/2/2007	1,389	—	—

					57,864	33,103			2.63%

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Computers and Electronics
RedPrairie Corporation	Software manufacturer	Junior secured loan ($3,300 par due 1/2013)	6.78% (Libor + 6.50%/Q)	7/13/2006	3,300	3,135	$0.95	(2)
		Junior secured loan ($12,000 par due 1/2013)	6.78% (Libor + 6.50%/Q)	7/13/2006	12,000	11,400	$0.95	(3)

TZ Merger Sub, Inc.	Computers and Electronics	Senior secured loan ($4,818 par due 7/2015)	7.50% (Libor + 4.50%/Q)	6/15/2009	4,711	4,818	$1.00	(3)(15)

X-rite, Incorporated	Artwork software manufacturer	Junior secured loan ($3,074 par due 7/2013)	14.38% (Libor + 11.38%/Q)	7/6/2006	3,074	3,074	$1.00	(15)
		Junior secured loan ($7,685 par due 7/2013)	14.38% (Libor + 11.38%/Q)	7/6/2006	7,685	7,685	$1.00	(3)(15)
		Junior secured loan ($42 par due 7/2013)	14.38% (Base Rate + 10.38%/Q)	7/6/2006	42	42	$1.00	(15)
		Junior secured loan ($105 par due 7/2013)	14.38% (Base Rate + 10.38%/Q)	7/6/2006	105	105	$1.00	(3)(15)

					30,917	30,259			2.41%

Cargo Transport
The Kenan Advantage Group, Inc.	Fuel transportation provider	Senior secured loan ($2,400 par due 12/2011)	2.98% (Libor + 2.75%/M)	12/15/2005	2,400	2,304	$0.96	(3)(4)
		Senior subordinated loan ($26,125 par due 12/2013)	9.50% Cash, 3.50% PIK	12/15/2005	26,125	25,603	$0.98	(2)(4)
		Preferred stock (10,984 shares)	8.00% PIK	12/15/2005	1,454	1,932	$175.89	(4)
		Common stock (30,575 shares)		12/15/2005	31	41	$1.34

					30,010	29,880			2.38%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	Senior secured loan ($1,750 par due 10/2013)	4.73% (Libor + 4.50%/M)	10/11/2007	1,750	1,540	$0.88	(2)(13)
		Senior secured loan ($1,000 par due 10/2013)	4.73% (Libor + 4.50%/M)	10/11/2007	1,000	880	$0.88	(2)(13)
		Senior secured loan ($17 par due 10/2013)	6.75% (Base Rate + 3.50%/Q)	10/11/2007	17	15	$0.87	(2)(13)
		Senior secured loan ($16 par due 10/2013)	6.75% (Base Rate + 3.50%/Q)	10/11/2007	16	14	$0.88	(3)(13)
		Senior secured loan ($11,484 par due 10/2013)	4.73% (Libor + 4.50%/M)	10/11/2007	11,484	10,106	$0.88	(3)(13)
		Senior secured loan ($12,483 par due 10/2013)	6.75% (Base Rate + 3.50%/Q)	10/11/2007	12,483	10,985	$0.88	(2)(13)

					26,750	23,540			1.87%

Containers-Packaging
Industrial Container Services, LLC(6)	Industrial container manufacturer, reconditioner and servicer	Senior secured revolving loan ($15,696 par due 9/2011)	5.75% (Base Rate + 2.50%/M)	6/21/2006	950	922	$0.06
		Senior secured loan ($322 par due 9/2011)	4.23% (Libor + 4.00%/M)	6/21/2006	322	312	$0.97	(2)
		Senior secured loan ($134 par due 9/2011)	4.23% (Libor + 4.00%/M)	6/21/2006	134	130	$0.97	(2)
		Senior secured loan ($4,926 par due 9/2011)	4.23% (Libor + 4.00%/M)	6/21/2006	4,926	4,778	$0.97	(3)
		Senior secured loan ($2,052 par due 9/2011)	4.23% (Libor + 4.00%/M)	6/21/2006	2,052	1,991	$0.97	(3)
		Senior secured loan ($268 par due 9/2011)	4.25% (Libor + 4.00%/M)	6/21/2006	268	260	$0.97	(2)
		Senior secured loan ($4,105 par due 9/2011)	4.25% (Libor + 4.00%/M)	6/21/2006	4,105	3,982	$0.97	(3)
		Senior secured loan ($27 par due 9/2011)	5.75% (Base Rate + 2.50%/M)	6/21/2006	27	26	$0.97	(2)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Senior secured loan ($410 par due 9/2011)	5.75% (Base Rate + 2.50%/M)	6/21/2006	410	398	$0.97	(3)
		Common stock (1,800,000 shares)		9/29/2005	1,800	8,550	$4.75

					14,994	21,349			1.70%

Grocery
Planet Organic Health Corp.(8)	Organic grocery store operator	Junior secured loan ($876 par due 7/2013)	15.00% (Libor + 12.00%/Q)	7/3/2007	874	832	$0.95	(15)
		Junior secured loan ($10,436 par due 7/2013)	15.00% (Libor + 12.00%/Q)	7/3/2007	10,414	9,914	$0.95	(3)(15)
		Senior subordinated loan ($12,724 par due 7/2012)	13.00% Cash, 4.00% PIK	7/3/2007	12,572	9,416	$0.74	(4)

					23,863	20,162			1.60%

Consumer Products—Durable
Direct Buy Holdings, Inc. and Direct Buy Investors, LP(6)	Membership-based buying club franchisor and operator	Senior secured loan ($23 par due 11/2012)	6.75% (Libor + 5.00%/M)	12/14/2007	22	19	$0.85	(2)(15)
		Senior secured loan ($2,099 par due 11/2012)	6.75% (Libor + 5.00%/M)	12/14/2007	2,030	1,784	$0.85	(2)(15)
		Partnership interests (19.31% interest)		11/30/2007	10,000	3,000

					12,052	4,803			0.38%

Housing—Building Materials
HB&G Building Products	Synthetic and wood product manufacturer	Senior subordinated loan ($8,956 par due 3/2011)		10/8/2004	8,991	448	$0.05	(2)(4)(14)
		Warrants to purchase 4,464 shares		10/8/2004	653	—	—
		Common stock (2,743 shares)		10/8/2004	753	—	—
					10,397	448			0.04%

					$2,376,384	$2,171,814

(1)
Other than our investments in HCP Acquisition Holdings, LLC, Ivy Hill Asset Management, LP., Ivy Hill Middle Market Credit Fund, Ltd., LVCG Holdings, LLC, Making Memories Wholesale, Inc., Reflexite Corporation, Senior Secured Loan Fund, LLC and The Thymes, LLC, we do not "Control" any of our portfolio companies, as defined in the Investment Company Act. In general, under the Investment Company Act, we would "Control" a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. All of our portfolio company investments are subject to legal restrictions on sales which as of December 31, 2009 represented 173% of the Company's net assets.

(2)
These assets are owned by the Company's wholly owned subsidiary Ares Capital CP, are pledged as collateral for the CP Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the CP Funding Facility (see Note 8 to the consolidated financial statements). Unless otherwise noted, as of December 31, 2009, all other investments were pledged as collateral for the Revolving Credit Facility (see Note 8 to the consolidated financial statements).

(3)
Pledged as collateral for the ARCC CLO. Unless otherwise noted, as of December 31, 2009, all other investments were pledged as collateral for the Revolving Credit Facility (see Note 8 to the consolidated financial statements).

(4)
Has a payment-in-kind interest feature (see Note 2 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing at December 31, 2009.

(6)
As defined in the Investment Company Act, we are an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended December 31, 2009 in which the issuer was an Affiliated company (but not a portfolio company that we "Control") are as follows (in thousands):

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
Apple & Eve, LLC and US Juice Partners, LLC	$7,500	$15,019	$9,800	$5,335	$—	$—	$37	$—	$12,283
Carador, PLC	$—	$—	$—	$—	$—	$285	$—	$—	$(1,778)
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$2,953	$15,000	$6,518	$—	$—	$90	$(482)	$442
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$—	$—	$—	$1,040	$—	$—	$9	$—	$2,052
Direct Buy Holdings, Inc. and Direct Buy Investors LP	$—	$152	$—	$147	$—	$—	$—	$6	$(3,218)
Firstlight Financial Corporation	$—	$—	$—	$2,936	$—	$—	$1,442	$—	$(11,055)
Imperial Capital Group, LLC	$5,210	$—	$—	$—	$—	$—	$—	$—	$2,972
Industrial Container Services, LLC	$7,517	$12,621	$—	$709	$—	$—	$153	$—	$(341)
Investor Group Services, LLC	$—	$750	$—	$—	$—	$—	$26	$—	$—
Making Memories Wholesale, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$(240)
Pillar Holdings LLC and PHL Holding Co.	$—	$3,179	$—	$2,874	$—	$—	$33	$—	$2,551
Primis Marketing Group, Inc. and Primis Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(511)
R3 Education, Inc.	$24,000	$31,600	$—	$697	$—	$—	$29	$—	$87
VSS-Tranzact Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$1,850
Wastequip, Inc.	$—	$—	$—	$1,535	$—	$—	$—	$—	$(5,787)
Wear Me Apparel, LLC	$—	$34,110	$—	$75	$—	$—	$—	$(15,002)	$22,055
(7)
As defined in the Investment Company Act, we are an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended December 31, 2009 in which the issuer was both an Affiliated company and a portfolio company that we Control are as follows (in thousands):

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
HCP Acquisition Holdings, LLC	$1,495	$—	$18	$—	$—	$—	$—	$—	$(3,721)
Ivy Hill Asset Management, LP	$37,406	$—	$236	$—	$—	$2,391	$—	$494	$19,145
Ivy Hill Middle Market Credit Fund, Ltd.	$—	$—	$131	$5,742	$—	$—	$1,265	$—	$1,284
LVCG Holdings, LLC	$—	$—	$—	$—	$—	$—	$66	$—	$(8,170)
Making Memories Wholesale, Inc.	$—	$199	$14,224	$518	$—	$—	$5	$(14,173)	$12,822
R3 Education, Inc.	$15,613	$6,050	$—	$651	$—	$—	$17	$—	$(3,696)
Reflexite Corporation	$7,800	$—	$2,000	$2,830	$194	$—	$71	$—	$(10,925)
Senior Secured Loan Fund, LLC	$165,000	$—	$—	$4,831	$—	$—	$640	$—	$—
The Thymes, LLC	$—	$—	$—	$502	$—	$—	$—	$—	$455
(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(9)
Non-registered investment company.

(10)
A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either Libor or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, we have provided the interest rate in effect at December 31, 2009.

(11)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $18.4 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

(12)
Principal amount denominated in Canadian dollars has been translated into U.S. dollars (see Note 2 to the consolidated financial statements).

(13)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $25.0 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

(14)
Loan was on non-accrual status as of December 31, 2009.

(15)
Loan includes interest rate floor feature.

(16)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.98% on $15.0 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

  See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2008
(dollar amounts in thousands, except per unit data)

Company(1)	Industry	Investment	Interest(5)(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Healthcare—Services
American Renal Associates, Inc.	Dialysis provider	Senior secured loan ($1,443 par due 12/2010)	4.72% (Libor + 3.25%/Q)	12/14/2005	$1,443	$1,399	$0.97	(3)
		Senior secured loan ($180 par due 12/2010)	5.00% (Base Rate + 1.75%/D)	12/14/2005	180	175	$0.97	(3)
		Senior secured loan ($5,705 par due 12/2011)	4.72% (Libor + 3.25%/Q)	12/14/2005	5,705	5,534	$0.97	(3)
		Senior secured loan ($34 par due 12/2011)	5.00% (Base Rate + 1.75%/D)	12/14/2005	34	33	$0.97	(3)
		Senior secured loan ($262 par due 12/2011)	4.72% (Libor + 3.25%/Q)	12/14/2005	262	254	$0.97	(3)
		Senior secured loan ($2,620 par due 12/2011)	7.30% (Libor + 3.25% /Q)	12/14/2005	2,620	2,541	$0.97	(3)

Capella Healthcare, Inc.	Acute care hospital operator	Junior secured loan ($70,000 par due 2/2016)	13.00%	2/29/2008	70,000	63,000	$0.90
		Junior secured loan ($25,000 par due 2/2016)	13.00%	2/29/2008	25,000	22,500	$0.90	(2)

CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC(6)	Healthcare analysis services	Preferred stock (7,427 shares)	14.00% PIK	6/15/2007	7,427	7,427	$1,000.00	(4)
		Common stock (9,679 shares)		6/15/2007	4,000	5,382	$556.05
		Common stock (1,546 shares)		6/15/2007	—	—	$—

DSI Renal, Inc.	Dialysis provider	Senior secured revolving loan ($142 par due 3/2013)	6.25% (Base Rate + 3.00%/D)	4/4/2006	142	127	$0.89
		Senior secured revolving loan ($3,520 par due 3/2013)	3.47% (Libor + 3.00%/M)	4/4/2006	3,520	3,168	$0.90
		Senior secured revolving loan ($1,120 par due 3/2013)	3.47% (Libor + 3.00%/M)	4/4/2006	1,120	1,008	$0.90
		Senior secured revolving loan ($1,152 par due 3/2013)	4.50% (Libor + 3.00%/Q)	4/4/2006	1,152	1,037	$0.90
		Senior secured revolving loan ($1,600 par due 3/2013)	4.50% (Libor + 3.00%/Q)	4/4/2006	1,600	1,440	$0.90
		Senior subordinated note ($29,589 par due 4/2014)	12.00% Cash, 2.00% PIK	4/4/2006	29,658	21,896	$0.74	(4)
		Senior subordinated note ($26,927 par due 4/2014)	12.00% Cash, 2.00% PIK	4/4/2006	26,971	19,847	$0.73	(2)(4)
		Senior subordinated note ($12,211 par due 4/2014)	12.00% Cash, 2.00% PIK	4/4/2006	12,231	9,036	$0.74	(3)(4)

GG Merger Sub I, Inc.	Drug testing services	Senior secured loan ($23,330 par due 12/2014)	7.09% (Libor + 4.00%/S)	12/14/2007	22,426	18,938	$0.81

HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Class A units (8,566,824 units)		6/26/2008	8,567	6,500	$0.76

Heartland Dental Care, Inc.	Dental services	Senior subordinated note ($40,217 par due 8/2013)	11.00% Cash, 3.25% PIK	7/31/2008	40,217	40,217	$1.00	(4)

MPBP Holdings, Inc., Cohr Holdings, Inc. and MPBP Acquisition Co., Inc.	Healthcare equipment services	Junior secured loan ($20,000 par due 1/2014)	9.19% (Libor + 6.25%/S)	1/31/2007	20,000	7,000	$0.35
		Junior secured loan ($12,000 par due 1/2014)	9.19% (Libor + 6.25%/S)	1/31/2007	12,000	4,200	$0.35	(3)

Company(1)	Industry	Investment	Interest(5)(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Common stock (50,000 shares)		1/31/2007	5,000	—	$—

MWD Acquisition Sub, Inc.	Dental services	Junior secured loan ($5,000 par due 5/2012)	8.13% (Libor + 6.25%/M)	5/3/2007	5,000	4,250	$0.85	(3)

OnCURE Medical Corp.	Radiation oncology care provider	Senior subordinated note ($32,176 par due 8/2013)	11.00% Cash, 1.50% PIK	8/18/2006	32,176	28,935	$0.90	(4)
		Senior secured loan ($3,083 par due 8/2009)	4.75% (Libor + 3.50%/M)	8/18/2006	3,083	3,000	$0.97	(3)
		Common stock (857,143 shares)		8/18/2006	3,000	2,713	$3.17

Passport Health Communications, Inc., Passport Holding Corp. and Prism Holding Corp.	Healthcare technology provider	Senior secured loan ($12,935 par due 5/2014)	10.50% (Libor + 7.50%/S)	5/9/2008	12,935	12,671	$0.98	(15)
		Senior secured loan ($11,940 par due 5/2014)	10.50% (Libor + 7.50%/S)	5/9/2008	11,940	11,701	$0.98	(3)(15)
		Series A preferred stock (1,594,457 shares)		7/30/2008	9,900	9,902	$6.21
		Common stock (16,106 shares)		7/30/2008	100	100	$6.21

PG Mergersub, Inc.	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Senior subordinated loan ($5,000 par due 3/2016)	12.50%	3/12/2008	4,901	4,750	$0.95
		Preferred stock (333 shares)		3/12/2008	333	333	$1,000.00
		Common stock (16,667 shares)		3/12/2008	167	167	$10.00

The Schumacher Group of Delaware, Inc.	Outsourced physician service provider	Senior subordinated loan ($35,849 par due 7/2012)	11.00% Cash, 2.50% PIK	7/18/2008	35,849	35,849	$1.00	(4)

Triad Laboratory Alliance, LLC	Laboratory services	Senior subordinated note ($15,354 par due 12/2012)	12.00% Cash, 1.75% PIK	12/21/2005	15,354	14,894	$0.97	(4)
		Senior secured loan ($2,473 par due 12/2011)	4.71% (Libor + 3.25%/Q)	12/21/2005	2,473	2,201	$0.89	(3)

VOTC Acquisition Corp.	Radiation oncology care provider	Senior secured loan ($3,068 par due 7/2012)	11.00% Cash, 2.00% PIK	6/30/2008	3,068	3,068	$1.00	(4)
		Senior secured loan ($14,000 par due 7/2012)	11.00% Cash, 2.00% PIK	6/30/2008	14,000	14,000	$1.00	(4)
		Series E preferred shares (3,888,222 shares)		7/14/2008	8,749	6,561	$1.69

					464,303	397,754			36.33%

Education
Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Senior secured revolving loan ($2,309 par due 8/2013)	13.00%	2/8/2008	2,309	2,309	$1.00
		Senior secured loan ($19,924 par due 8/2013)	13.00%	2/8/2008	19,924	19,924	$1.00
		Senior secured loan ($25,108 par due 8/2013)	13.00%	2/8/2008	25,108	25,108	$1.00	(2)
		Senior secured loan ($12,019 par due 8/2013)	13.00%	2/8/2008	12,019	12,019	$1.00
		Preferred stock (493,147 shares)	8.00% PIK	2/8/2008	8,952	12,000	$24.33	(4)

ELC Acquisition Corporation	Developer, manufacturer and retailer of educational products	Senior secured loan ($242 par due 11/2012)	5.45% (Libor + 3.25%/Q)	11/30/2006	243	219	$0.90	(3)
		Junior secured loan ($8,333 par due 11/2013)	7.47% (Libor + 7.00%/M)	11/30/2006	8,333	7,500	$0.90	(3)

Company(1)	Industry	Investment	Interest(5)(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Instituto de Banca y Comercio, Inc.(8)	Private school operator	Senior secured revolving loan ($1,643 par due 3/2014)	5.00% (Libor + 3.00%/Q)	3/15/2007	1,643	1,643	$1.00
		Senior secured loan ($7,500 par due 3/2014)	8.42% (Libor + 5.00%/Q)	3/15/2007	7,500	7,500	$1.00
		Senior secured loan ($7,266 par due 3/2014)	8.42% (Libor + 5.00%/Q)	3/15/2007	7,266	7,266	$1.00
		Senior secured loan ($4,987 par due 3/2014)	8.42% (Libor + 5.00%/Q)	3/15/2007	4,987	4,987	$1.00	(2)
		Senior secured loan ($11,820 par due 3/2014)	8.42% (Libor + 5.00%/Q)	3/15/2007	11,820	11,820	$1.00	(3)
		Senior subordinated loan ($19,641 par due 6/2014)	10.50% Cash, 3.50% PIK	6/4/2008	19,641	19,641	$1.00	(4)
		Promissory note ($429 par due 9/2015)	6.00%	6/4/2008	429	1,714	$4.00
		Preferred stock (214,286 shares)		6/4/2008	1,018	4,072	$19.00
		Common stock (214,286 shares)		6/4/2008	54	214	$1.00

Lakeland Finance, LLC	Private school operator	Senior secured note ($18,000 par due 12/2012)	11.50%	12/13/2005	18,000	16,920	$0.94
		Senior secured note ($15,000 par due 12/2012)	11.50%	12/13/2005	15,000	14,100	$0.94	(2)

R3 Education, Inc. (formerly known as Equinox EIC Partners, LLC and MUA Management Company, Ltd.)(7)(8)	Medical school operator	Senior secured revolving loan ($3,850 par due 12/2012)	8.25% (Base Rate + 5.00%/D)	4/3/2007	3,850	3,773	$0.98
		Senior secured revolving loan ($1,250 par due 12/2012)	8.25% (Base Rate + 5.00%/D)	4/3/2007	1,250	1,225	$0.98
		Senior secured loan ($3,024 par due 12/2012)	6.46% (Libor + 6.00%/M)	4/3/2007	3,024	2,963	$0.98	(2)
		Senior secured loan ($14,113 par due 12/2012)	6.46% (Libor + 6.00%/M)	9/21/2007	14,113	13,830	$0.98	(2)
		Senior secured loan ($7,350 par due 12/2012)	9.09% (Libor + 6.00%/S)	4/3/2007	7,350	7,203	$0.98	(3)
		Common membership interest (26.27% interest)		9/21/2007	15,800	20,785
		Preferred stock (800 shares)			200	200	$250.00

					209,833	218,935			20.00%

Restaurants and Food Services
ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan ($1,381 par due 11/2013)	5.75% (Base Rate + 2.50%/D)	11/27/2006	1,381	1,313	$0.95
		Senior secured revolving loan ($2,005 par due 11/2013)	6.61% (Libor + 3.00% Cash, 0.50% PIK/S)	11/27/2006	2,005	1,905	$0.95	(4)
		Senior secured loan ($2 par due 11/2012)	12.00% (Base Rate + 7.5%/D)	11/27/2006	2	2	$1.00
		Senior secured loan ($1 par due 11/2012)	12.00% (Base Rate + 7.5%/D)	11/27/2006	1	1	$1.00	(3)
		Senior secured loan ($22,656 par due 11/2012)	11.61% (Libor + 7.50% Cash, 1.00% PIK/S)	11/27/2006	22,912	21,520	$0.94	(4)
		Senior secured loan ($992 par due 11/2012)	11.61% (Libor + 7.50% Cash, 1.00% PIK/S)	11/27/2006	992	942	$0.95	(2)(4)
		Senior secured loan ($11,081 par due 11/2012)	11.61% (Libor + 7.50% Cash, 1.00% PIK/S)	11/27/2006	11,075	10,529	$0.95	(3)(4)

Company(1)	Industry	Investment	Interest(5)(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Promissory note ($12,079 par due 11/2016)	10.00% PIK	6/1/2006	12,067	12,067	$1.00	(4)
		Warrants to purchase 0.61 shares		6/1/2006	—	—	$—

Encanto Restaurants, Inc.(8)	Restaurant owner and operator	Junior secured loan ($21,184 par due 8/2013)	7.50% Cash, 3.50% PIK	8/16/2006	21,184	19,084	$0.90	(2)(4)
		Junior secured loan ($4,035 par due 8/2013)	7.50% Cash, 3.50% PIK	8/16/2006	4,035	3,635	$0.90	(3)(4)

OTG Management, Inc.	Airport restaurant operator	Junior secured loan ($15,312 par due 6/2013)	18.00% (Libor + 11.00% Cash, 4.00% PIK/M)	6/19/2008	15,312	15,312	$1.00	(4)(15)
		Warrants to purchase up to 9 shares of common stock			—	—	$—

Vistar Corporation and Wellspring Distribution Corp.	Food service distributor	Senior subordinated loan ($48,625 par due 5/2015)	13.50%	5/23/2008	48,625	46,680	$0.96
		Senior subordinated loan ($25,000 par due 5/2015)	13.50%	5/23/2008	25,000	24,000	$0.96	(2)
		Class A non-voting common stock (1,366,120 shares)		5/23/2008	7,500	3,500	$2.56

					172,091	160,490			14.66%

Beverage, Food and Tobacco
3091779 Nova Scotia Inc.(8)	Baked goods manufacturer	Junior secured loan (Cdn$14,058 par due 11/2012)	11.50% Cash, 1.50% PIK	11/2/2007	14,904	10,961	$0.74	(4)(12)
		Warrants to purchase 57,545 shares			—	—	$—

Apple & Eve, LLC and US Juice Partners, LLC(6)	Juice manufacturer	Senior secured revolving loan ($8,000 par due 10/2013)	7.90% (Libor + 6.00%/M)	10/5/2007	8,000	6,400	$0.80
		Senior secured loan ($10,637 par due 10/2013)	6.47% (Libor + 6.00%/M)	10/5/2007	10,637	8,509	$0.80
		Senior secured loan ($19,976 par due 10/2013)	6.47% (Libor + 6.00%/M)	10/5/2007	19,976	15,981	$0.80	(2)
		Senior secured loan ($10,805 par due 10/2013)	6.47% (Libor + 6.00%/M)	10/5/2007	10,805	8,644	$0.80	(3)
		Senior units (50,000 units)		10/5/2007	5,000	2,500	$50.00

Best Brands Corporation	Baked goods manufacturer	Senior secured loan ($10,971 par due 12/2012)	10.43% (Libor + 4.50% Cash, 4.50% PIK/M)	2/15/2008	9,501	9,326	$0.86	(4)
		Junior secured loan ($4,319 par due 6/2013)	10.00% Cash, 8.00% PIK	12/14/2006	4,307	3,883	$0.90	(4)
		Junior secured loan ($26,400 par due 6/2013)	10.00% Cash, 8.00% PIK	12/14/2006	26,308	23,729	$0.90	(2)(4)
		Junior secured loan ($12,201 par due 6/2013)	10.00% Cash, 8.00% PIK	12/14/2006	12,164	10,969	$0.90	(3)(4)

Bumble Bee Foods, LLC and BB Co-Invest LP	Canned seafood manufacturer	Senior subordinated loan ($40,706 par due 11/2018)	16.25% (12.00% Cash, 4.25% Optional PIK)	11/18/2008	40,706	40,706	$1.00	(4)
		Common stock (4,000 shares)		11/18/2008	4,000	4,000	$1,000.00

Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated note ($5,547 par due 2/2013)	12.00% PIK	2/6/2008	5,547	5,547	$1.00	(2)(4)
		Preferred stock (6,258 shares)		9/1/2006	2,500	2,500	$399.49

					174,355	153,655			14.03%

Company(1)	Industry	Investment	Interest(5)(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Services—Other
American Residential Services, LLC	Plumbing, heating and air-conditioning services	Junior secured loan ($20,201 par due 4/2015)	10.00% Cash, 2.00% PIK	4/17/2007	20,201	18,180	$0.90	(2)(4)

Diversified Collection Services, Inc.	Collections services	Senior secured loan ($11,809 par due 8/2011)	8.50% (Libor + 5.75%/M)	2/2/2005	9,715	11,219	$0.95
		Senior secured loan ($4,203 par due 8/2011)	8.50% (Libor + 5.75%/M)	2/2/2005	4,209	3,993	$0.95	(3)
		Senior secured loan ($1,837 par due 2/2011)	11.25% (Libor + 8.50%/M)	2/2/2005	1,837	1,653	$0.90	(2)
		Senior secured loan ($7,125 par due 8/2011)	11.25% (Libor + 8.50%/M)	2/2/2005	7,125	6,412	$0.90	(3)
		Preferred stock (14,927 shares)		5/18/2006	169	109	$7.30
		Common stock (114,004 shares)		2/2/2005	295	414	$3.63

GCA Services Group, Inc.	Custodial services	Senior secured loan ($25,000 par due 12/2011)	12.00%	12/15/2006	25,000	25,000	$1.00	(2)
		Senior secured loan ($2,965 par due 12/2011)	12.00%	12/15/2006	2,965	2,965	$1.00
		Senior secured loan ($11,186 par due 12/2011)	12.00%	12/15/2006	11,186	11,186	$1.00	(3)

Growing Family, Inc. and GFH Holdings, LLC	Photography services	Senior secured revolving loan ($1,513 par due 8/2011)	11.34% (Libor + 3.00% Cash, 4.00% PIK/Q)	3/16/2007	1,513	756	$0.50	(4)
		Senior secured loan ($11,188 par due 8/2011)	13.84% (Libor + 3.50% Cash, 6.00% PIK/Q)	3/16/2007	11,188	5,594	$0.50	(4)
		Senior secured loan ($372 par due 8/2011)	5.25% (Libor + 3.50% Cash, 6.00% PIK/Q)	3/16/2007	372	186	$0.50
		Senior secured loan ($3,575 par due 8/2011)	16.34% (Libor + 6.00% Cash, 6.00% PIK/Q)	3/16/2007	3,575	1,788	$0.50	(4)
		Senior secured loan ($147 par due 8/2011)	15.50% (Libor + 6.00% Cash, 6.00% PIK/Q)	3/16/2007	147	74	$0.50	(4)
		Common stock (552,430 shares)		3/16/2007	872	—	$—

NPA Acquisition, LLC	Powersport vehicle auction operator	Junior secured loan ($12,000 par due 2/2013)	8.58% (Libor + 6.75%/M)	8/23/2006	12,000	12,000	$1.00	(3)
		Common units (1,709 shares)		8/23/2006	1,000	2,300	$1,345.82

Web Services Company, LLC	Laundry service and equipment provider	Senior subordinated loan ($17,764 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	17,764	17,231	$0.97	(4)
		Senior subordinated loan ($25,160 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	25,160	24,330	$0.97	(2)(4)

					156,293	145,390			13.28%

Financial
Carador PLC(6)(8)(9)	Investment company	Ordinary shares (7,110,525 shares)		12/15/2006	9,033	4,266	$0.60

CIC Flex, LP(9)	Investment partnership	Limited partnership units (1 unit)		9/7/2007	28	28	$28,000.00

Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47% interest)		6/17/2008	1,059	1,059

Firstlight Financial Corporation(6)(9)	Investment company	Senior subordinated loan ($69,910 par due 12/2016)	10.00% PIK	12/31/2006	69,910	62,919	$0.90	(4)
		Common stock (10,000 shares)		12/31/2006	10,000	0	$—
		Common stock (30,000 shares)		12/31/2006	30,000	0	$—

Company(1)	Industry	Investment	Interest(5)(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Ivy Hill Middle Market Credit Fund, Ltd. (7)(8)(9)	Investment company	Class B deferrable interest notes ($40,000 par due 11/2018)	8.15% (Libor + 6.00%/Q)	11/20/2007	40,000	36,000	$0.90
		Subordinated notes ($16,000 par due 11/2018)		11/20/2007	16,000	14,400	$0.90

Imperial Capital Group, LLC and Imperial Capital Private Opportunities, LP(6)(9)	Investment banking services	Limited partnership interest (80% interest)		5/10/2007	584	584	$1.00
		Common units (7,710 units)		5/10/2007	14,997	14,997	$1,945.14
		Common units (2,526 units)		5/10/2007	3	3	$1.19
		Common units (315 units)		5/10/2007	—	—	$—

Partnership Capital Growth Fund I, LP(9)	Investment partnership	Limited partnership interest (25% interest)		6/16/2006	2,384	2,384

Trivergance Capital Partners, LP(9)	Investment partnership	Limited partnership interest (100% interest)		6/5/2008	723	723

VSC Investors LLC(9)	Investment company	Membership interest (4.63% interest)		1/24/2008	302	302

					195,023	137,665			12.57%

Business Services
Booz Allen Hamilton, Inc.	Strategy and technology consulting services	Senior secured loan ($748 par due 7/2015)	7.50% (Libor + 4.50%/S)	7/31/2008	733	658	$0.88	(3)
		Senior subordinated loan ($22,400 par due 7/2016)	11.00% Cash, 2.00% PIK	7/31/2008	22,177	19,040	$0.85	(2)(4)

Investor Group Services, LLC(6)	Financial services	Senior secured revolving loan ($750 par due 6/2011)	6.97% (Libor + 5.50%/Q)	6/22/2006	750	750	$1.00
		Limited liability company membership interest (10.00% interest)		6/22/2006	—	500	$5,000.00

Pillar Holdings LLC and PHL Holding Co.(6)	Mortgage services	Senior secured revolving loan ($375 par due 11/2013)	7.53% (Libor + 5.50%/B)	11/20/2007	375	375	$1.00
		Senior secured revolving loan ($938 par due 11/2013)	7.53% (Libor + 5.50%/B)	11/20/2007	938	938	$1.00
		Senior secured loan ($7,375 par due 5/2014)	14.50%	7/31/2008	7,375	7,375	$1.00
		Senior secured loan ($18,709 par due 11/2013)	7.53% (Libor + 5.50%/B)	11/20/2007	18,709	18,709	$1.00	(2)
		Senior secured loan ($11,678 par due 11/2013)	7.53% (Libor + 5.50%/B)	11/20/2007	11,678	11,678	$1.00	(3)
		Common stock (85 shares)		11/20/2007	3,768	5,267	$61,964.71

Primis Marketing Group, Inc. and Primis Holdings, LLC(6)	Database marketing services	Senior subordinated note ($10,222 par due 2/2013)	11.00% Cash, 2.50% PIK	8/24/2006	10,222	1,022	$0.10	(4)(14)
		Preferred units (4,000 units)		8/24/2006	3,600	—	$—
		Common units (4,000,000 units)		8/24/2006	400	—	$—

Company(1)	Industry	Investment	Interest(5)(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Prommis Solutions, LLC, E-Default Services, LLC, Statewide Tax and Title Services, LLC & Statewide Publishing Services, LLC (formerly known as MR Processing Holding Corp.)	Bankruptcy and foreclosure processing services	Senior subordinated note ($26,007 par due 2/2014)	11.50% Cash, 2.00% PIK	2/8/2007	26,007	24,713	$0.95	(4)
		Senior subordinated note ($26,109 par due 2/2014)	11.50% Cash, 2.00% PIK	2/8/2007	26,109	24,810	$0.95	(2)(4)
		Preferred stock (30,000 shares)		4/11/2006	3,000	4,000	$133.33

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	250	$1.00

Summit Business Media, LLC	Business media consulting services	Junior secured loan ($10,000 par due 11/2013)	9.47% (Libor + 7.00%/M)	8/3/2007	10,000	6,000	$0.60	(3)

VSS-Tranzact Holdings, LLC(6)	Management consulting services	Common membership interest (8.51% interest)		10/26/2007	10,000	6,000

					156,091	132,085			12.06%

Retail
Apogee Retail, LLC	For-profit thrift retailer	Senior secured revolving loan ($390 par due 3/2012)	7.25% (Base Rate + 4.00%/D)	3/27/2007	390	390	$1.00
		Senior secured loan ($10,960 par due 11/2012)	12.00% Cash, 4.00% PIK	5/28/2008	10,960	10,960	$1.00	(4)
		Senior secured loan ($2,307 par due 3/2012)	8.71% (Libor + 5.25%/S)	3/27/2007	2,307	2,053	$0.89
		Senior secured loan ($24,637 par due 3/2012)	8.71% (Libor + 5.25%/S)	3/27/2007	24,637	21,927	$0.89	(2)
		Senior secured loan ($11,790 par due 3/2012)	8.71% (Libor + 5.25%/S)	3/27/2007	11,790	10,493	$0.89	(3)
		Senior secured loan ($4,876 par due 3/2012)	7.64% (Libor + 5.25%/Q)	3/27/2007	4,876	4,340	$0.89

Dufry AG(8)	Retail newstand operator	Common stock (39,056 shares)		3/28/2008	3,000	1,050	$26.88

Savers, Inc. and SAI Acquisition Corporation	For-profit thrift retailer	Senior subordinated note ($6,000 par due 8/2014)	10.00% Cash, 2.00% PIK	8/8/2006	6,000	5,700	$0.95	(4)
		Senior subordinated note ($22,000 par due 8/2014)	10.00% Cash, 2.00% PIK	8/8/2006	22,000	20,900	$0.95	(2)(4)
		Common stock (1,170,182 shares)		8/8/2006	4,500	5,301	$4.53

Things Remembered, Inc. and TRM Holdings Corporation	Personalized gifts retailer	Senior secured loan ($4,506 par due 9/2012)	7.00% (Base Rate + 3.75%/D)	9/28/2006	4,506	3,470	$0.77	(3)
		Senior secured loan ($25,192 par due 9/2012)	15.00% (Base Rate + 9.75%/D)	9/28/2006	25,189	18,651	$0.74	(2)
		Senior secured loan ($3,095 par due 9/2012)	15.00% (Base Rate + 9.75%/D)	9/28/2006	3,094	2,291	$0.74
		Senior secured loan ($7,273 par due 9/2012)	15.00% (Base Rate + 9.75%/D)	9/28/2006	7,273	5,385	$0.74	(3)
		Preferred stock (80 shares)		9/28/2006	1,800	—	$—
		Common stock (800 shares)		9/28/2006	200	—	$—

					132,522	112,911			10.31%

Company(1)	Industry	Investment	Interest(5)(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Environmental Services
AWTP, LLC	Water treatment services	Junior secured loan ($402 par due 12/2012)	8.97% (Libor + 7.50% Cash, 1.00% PIK/Q)	12/23/2005	402	322	$0.80	(4)
		Junior secured loan ($3,018 par due 12/2012)	8.97% (Libor + 7.50% Cash, 1.00% PIK/Q)	12/23/2005	3,018	2,414	$0.80	(3)(4)
		Junior secured loan ($805 par due 12/2012)	11.48% (Libor + 7.50% Cash, 1.00% PIK/A)	12/23/2005	805	644	$0.80	(4)
		Junior secured loan ($6,036 par due 12/2012)	11.48% (Libor + 7.50% Cash, 1.00% PIK/A)	12/23/2005	6,036	4,829	$0.80	(3)(4)
		Junior secured loan ($402 par due 12/2012)	9.35% (Libor + 7.50% Cash, 1.00% PIK/A)	12/23/2005	402	322	$0.80	(4)
		Junior secured loan ($3,018 par due 12/2012)	9.35% (Libor + 7.50% Cash, 1.00% PIK/A)	12/23/2005	3,018	2,414	$0.80	(3)(4)

Mactec, Inc.	Engineering and environmental services	Class B-4 stock (16 shares)		11/3/2004	—	—	$27.00
		Class C stock (5,556 shares)		11/3/2004	—	150	$27.00

Sigma International Group, Inc.	Water treatment parts manufacturer	Junior secured loan ($1,833 par due 10/2013)	9.55% (Libor + 7.50%/Q)	10/11/2007	1,833	1,558	$0.85	(2)
		Junior secured loan ($4,000 par due 10/2013)	9.55% (Libor + 7.50%/Q)	10/11/2007	4,000	3,400	$0.85	(3)
		Junior secured loan ($2,750 par due 10/2013)	7.97% (Libor + 7.50/M)	11/1/2007	2,750	2,338	$0.85	(2)
		Junior secured loan ($6,000 par due 10/2013)	7.97% (Libor + 7.50/M)	11/1/2007	6,000	5,100	$0.85	(3)
		Junior secured loan ($917 par due 10/2013)	9.40% (Libor + 7.50%/M)	11/6/2007	917	779	$0.85	(2)
		Junior secured loan ($2,000 par due 10/2013)	9.40% (Libor + 7.50%/M)	11/6/2007	2,000	1,700	$0.85	(3)

Waste Pro USA, Inc.	Waste management services	Senior subordinated loan ($25,000 par due 11/2013)	11.50%	11/9/2006	25,000	25,000	$1.00	(2)
		Preferred stock (15,000 shares)	10.00% PIK	11/9/2006	15,000	15,000	$1,000.00	(4)
		Warrants to purchase 682,671 shares		11/9/2006	—	6,827	$10.00

Wastequip, Inc.(6)	Waste management equipment manufacturer	Senior subordinated loan ($12,990 par due 2/2015)	10.00% Cash, 2.00% PIK	2/5/2007	12,990	7,715	$0.59	(4)
		Common stock (13,889 shares)		2/2/2007	1,389	131	$9.43

					85,560	80,643			7.37%

Printing, Publishing and Media
Canon Communications LLC	Print publications services	Junior secured loan ($11,784 par due 11/2011)	13.00% (Base Rate + 9.75%/D)	5/25/2005	11,784	11,313	$0.96	(2)(15)
		Junior secured loan ($12,009 par due 11/2011)	13.00% (Base Rate + 9.75%/D)	5/25/2005	12,009	11,529	$0.96	(3)(15)

Courtside Acquisition Corp.	Community newspaper publisher	Senior subordinated loan ($34,295 par due 6/2014)	17.00% PIK	6/29/2007	34,295	3,430	$0.10	(4)(14)

LVCG Holdings LLC(7)	Commercial printer	Membership interests (56.53% interest)		10/12/2007	6,600	8,500

National Print Group, Inc.	Printing management services	Senior secured revolving loan ($2,736 par due 3/2012)	8.25% (Base Rate + 5.00%/D)	3/2/2006	2,736	2,462	$0.90	(15)

Company(1)	Industry	Investment	Interest(5)(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Senior secured loan ($8,623 par due 3/2012)	7.50% (Base Rate + 4.25%/D)	3/2/2006	8,623	7,761	$0.90	(3)(15)
		Preferred stock (9,344 shares)		3/2/2006	2,000	—	$—

The Teaching Company, LLC and The Teaching Company Holdings, Inc.(11)	Education media provider	Senior secured loan ($18,000 par due 9/2012)	11.70%	9/29/2006	18,000	17,100	$0.95	(2)
		Senior secured loan ($10,000 par due 9/2012)	11.70%	9/29/2006	10,000	9,500	$0.95	(3)
		Preferred stock (29,969 shares)		9/29/2006	2,997	3,996	$133.34
		Common stock (15,393 shares)		9/29/2006	3	4	$0.26

					109,047	75,595			6.90%

Manufacturing
Arrow Group Industries, Inc.	Residential and outdoor shed manufacturer	Senior secured loan ($5,616 par due 4/2010)	6.46% (Libor + 5.00%/Q)	3/28/2005	5,647	5,372	$0.96	(3)(15)

Emerald Performance Materials, LLC	Polymers and performance materials manufacturer	Senior secured loan ($9,018 par due 5/2011)	8.25% (Libor + 4.25%/A)	5/16/2006	9,018	8,567	$0.95	(3)(15)
		Senior secured loan ($626 par due 5/2011)	6.75% (Base Rate + 3.50%/D)	5/16/2006	626	595	$0.95	(3)(15)
		Senior secured loan ($536 par due 5/2011)	8.25% (Libor + 4.25%/A)	5/16/2006	536	509	$0.95	(3)(15)
		Senior secured loan ($1,523 par due 5/2011)	10.00% (Libor + 6.00%/A)	5/16/2006	1,523	1,447	$0.95	(3)(15)
		Senior secured loan ($81 par due 5/2011)	10.00% (Libor + 6.00%/A)	5/16/2006	81	77	$0.95	(3)(15)
		Senior secured loan ($4,537 par due 5/2011)	10.00% Cash, 3.00% PIK	5/16/2006	4,546	4,319	$0.95	(2)(4)
		Senior secured loan ($241 par due 5/2011)	10.00% Cash, 3.00% PIK	5/16/2006	241	229	$0.95	(2)(4)

Qualitor, Inc.	Automotive aftermarket components supplier	Senior secured loan ($1,756 par due 12/2011)	5.46% (Libor + 4.00%/Q)	12/29/2004	1,752	1,664	$0.95	(3)
		Senior secured loan ($5 par due 12/2011)			5	5	$1.00	(3)
		Junior secured loan ($5,000 par due 6/2012)	8.46% (Libor + 7.00%/Q)	12/29/2004	5,000	4,750	$0.95	(3)

Reflexite Corporation(7)	Developer and manufacturer of high-visibility reflective products	Senior subordinated loan ($10,253 par due 2/2015)	11.00% Cash, 3.00% PIK	2/28/2008	10,253	10,253	$1.00	(4)
		Common stock (1,821,860 shares)		3/28/2006	27,435	35,500	$19.49

Saw Mill PCG Partners LLC	Precision components manufacturer	Common units (1,000 units)		2/2/2007	1,000	—	$—

UL Holding Co., LLC	Petroleum product manufacturer	Common units (50,000 units)		4/25/2008	500	750	$15.00
		Common units (50,000 units)		4/25/2008	—	—	$—

Universal Trailer Corporation(6)	Livestock and specialty trailer manufacturer	Common stock (74,920 shares)		10/8/2004	7,930	—	$—

					76,093	74,037			6.76%

Aerospace & Defense
AP Global Holdings, Inc.	Safety and security equipment manufacturer	Senior secured loan ($7,898 par due 10/2013)	4.97% (Libor + 4.50%/M)	11/8/2007	7,799	7,121	$0.90	(3)

Company(1)	Industry	Investment	Interest(5)(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets

ILC Industries, Inc.	Industrial products provider	Junior secured loan ($12,000 par due 8/2012)	11.50%	6/27/2006	12,000	12,000	$1.00	(3)

Thermal Solutions LLC and TSI Group, Inc.	Thermal management and electronics packaging manufacturer	Senior secured loan ($871 par due 3/2011)	3.92% (Libor + 3.50%/M)	3/28/2005	871	836	$0.96	(3)
		Senior secured loan ($2,765 par due 3/2012)	4.42% (Libor + 4.00%/M)	3/28/2005	2,765	2,461	$0.89	(3)
		Senior subordinated notes ($2,117 par due 9/2012)	11.50% Cash, 2.75% PIK	3/28/2005	2,117	2,043	$0.97	(4)
		Senior subordinated notes ($3,342 par due 9/2012)	11.50% Cash, 2.75% PIK	3/28/2005	3,342	3,225	$0.96	(2)(4)
		Senior subordinated notes ($2,679 par due 3/2013)	11.50% Cash, 2.50% PIK	3/21/2006	2,679	2,599	$0.97	(2)(4)
		Preferred stock (71,552 shares)		3/28/2005	716	716	$10.00
		Common stock (1,460,246 shares)		3/28/2005	15	15	$0.01

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Junior secured loan ($16,000 par due 7/2014)	8.96% (Libor + 7.50%/Q)	1/17/2008	16,000	15,200	$0.95
		Junior secured loan ($12,000 par due 7/2014)	8.96% (Libor + 7.50%/Q)	1/17/2008	12,000	11,400	$0.95	(3)
		Common stock (246,279 shares)		1/17/2008	2,100	1,680	$6.82

					62,404	59,296			5.42%

Consumer Products—Non-Durable
Innovative Brands, LLC	Consumer products and personal care manufacturer	Senior secured loan ($9,901 par due 9/2011)	14.50%	10/12/2006	9,901	9,901	$1.00
		Senior secured loan ($9,139 par due 9/2011)	14.50%	10/12/2006	9,139	9,139	$1.00	(3)

Making Memories Wholesale, Inc.(6)	Scrapbooking branded products manufacturer	Senior secured loan ($21,509 par due 3/2011)	10.00% (Base Rate + 5.00%/D)	5/5/2005	11,953	12,087	$0.56	(14)
		Senior subordinated loan ($10,465 par due 5/2012)	12.00% Cash, 4.00% PIK	5/5/2005	10,465	—	$—	(4)(14)
		Preferred stock (4,259 shares)		5/5/2005	3,759	—	$—

Shoes for Crews, LLC	Safety footwear and slip-related mat manufacturer	Senior secured revolving loan ($1,000 par due 7/2010)	5.25% (Base Rate + 2.00%/D)	10/8/2004	1,000	1,000	$1.00
		Senior secured loan ($572 par due 7/2010)	5.31% (Libor + 3.50%/S)	10/8/2004	572	572	$1.00	(3)
		Senior secured loan ($88 par due 7/2010)	4.96% (Libor + 3.50%/Q)	10/8/2004	88	88	$1.00	(3)

The Thymes, LLC(7)	Cosmetic products manufacturer	Preferred stock (6,283 shares)	8.00% PIK	6/21/2007	6,283	5,026	$799.94	(4)
		Common stock (5,400 shares)		6/21/2007	—	—	$—

Wear Me Apparel, LLC(6)	Clothing manufacturer	Senior subordinated notes ($23,985 par due 4/2013)	17.50% PIK	4/2/2007	24,035	12,055	$0.50	(4)(14)
		Common stock (10,000 shares)		4/2/2007	10,000	—	$—

					87,195	49,868			4.55%

Company(1)	Industry	Investment	Interest(5)(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Telecommunications
American Broadband Communications, LLC and American Broadband Holding Company	Broadband communication services	Senior subordinated loan ($32,048 par due 11/2014)	10.00% Cash, 6.00% PIK	2/8/2008	32,048	32,048	$1.00	(4)
		Senior subordinated loan ($8,087 par due 11/2014)	10.00% Cash, 6.00% PIK	11/7/2007	8,087	8,087	$1.00	(4)
		Warrants to purchase 170 shares		11/7/2007	—	—	$—

					40,135	40,135			3.67%

Cargo Transport
The Kenan Advantage Group, Inc.	Fuel transportation provider	Senior subordinated notes ($25,266 par due 12/2013)	9.50% Cash, 3.50% PIK	12/15/2005	25,260	24,000	$0.95	(2)(4)
		Senior secured loan ($2,426 par due 12/2011)	4.46% (Libor + 3.00%/Q)	12/15/2005	2,425	2,183	$0.90	(3)
		Preferred stock (10,984 shares)	8.00% PIK	12/15/2005	1,371	1,732	$157.68	(4)
		Common stock (30,575 shares)		12/15/2005	31	41	$1.34

					29,087	27,956			2.55%

Containers-Packaging
Industrial Container Services, LLC(6)	Industrial container manufacturer, reconditioner and servicer	Senior secured revolving loan ($1,198 par due 9/2011)	5.75% (Base Rate + 2.50%/D)	6/21/2006	1,198	1,198	$1.00
		Senior secured revolving loan ($1,239 par due 9/2011)	4.47% (Libor + 4.00%/M)	6/21/2006	1,239	1,239	$1.00
		Senior secured loan ($42 par due 9/2011)	4.47% (Libor + 4.00%/B)	9/30/2005	42	42	$1.00	(2)
		Senior secured loan ($516 par due 9/2011)	4.46% (Libor + 4.00%/M)	6/21/2006	516	516	$1.00	(2)
		Senior secured loan ($7,902 par due 9/2011)	4.46% (Libor + 4.00%/M)	6/21/2006	7,902	7,902	$1.00	(3)
		Senior secured loan ($85 par due 9/2011)	5.20% (Libor + 4.00%/M)	6/21/2006	85	85	$1.00	(2)
		Senior secured loan ($1,309 par due 9/2011)	5.20% (Libor + 4.00%/M)	6/21/2006	1,309	1,309	$1.00	(3)
		Senior secured loan ($263 par due 9/2011)	5.20% (Libor + 4.00%/M)	6/21/2006	263	263	$1.00	(2)
		Senior secured loan ($4,028 par due 9/2011)	5.20% (Libor + 4.00%/M)	6/21/2006	4,028	4,028	$1.00	(3)
		Senior secured loan ($105 par due 9/2011)	5.88% (Libor + 4.00%/M)	6/21/2006	105	105	$1.00	(2)
		Senior secured loan ($1,611 par due 9/2011)	5.88% (Libor + 4.00%/M)	6/21/2006	1,611	1,611	$1.00	(3)
		Common stock (1,800,000 shares)		9/29/2005	1,800	9,100	$5.06

					20,098	27,398			2.50%

Computers and Electronics
RedPrairie Corporation	Software manufacturer	Junior secured loan ($3,300 par due 1/2013)	9.21% (Libor + 6.50%/Q)	7/13/2006	3,300	2,970	$0.90	(2)
		Junior secured loan ($12,000 par due 1/2013)	9.21% (Libor + 6.50%/Q)	7/13/2006	12,000	10,800	$0.90	(3)

X-rite, Incorporated	Color management solutions provider	Junior secured loan ($3,098 par due 7/2013)	13.63% (Libor + 10.38%/D)	7/6/2006	3,098	3,098	$1.00	(15)
		Junior secured loan ($7,744 par due 7/2013)	13.63% (Libor + 10.38%/D)	7/6/2006	7,744	7,744	$1.00	(3)(15)

					26,142	24,612			2.25%

Health Clubs
Athletic Club Holdings, Inc.(13)	Premier health club operator	Senior secured loan ($1,000 par due 10/2013)	4.97% (Libor + 4.5%/M)	10/11/2007	1,000	880	$0.88

Company(1)	Industry	Investment	Interest(5)(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
		Senior secured loan ($1,750 par due 10/2013)	8.88% (Libor + 4.5%/S)	10/11/2007	1,750	1,540	$0.88
		Senior secured loan ($12,486 par due 10/2013)	5.01% (Libor + 4.5%/M)	10/11/2007	12,486	10,988	$0.88	(2)
		Senior secured loan ($11,487 par due 10/2013)	5.01% (Libor + 4.5%/M)	10/11/2007	11,487	10,109	$0.88	(3)
		Senior secured loan ($14 par due 10/2013)	6.75% (Base Rate + 3.50/D)	10/11/2007	14	12	$0.86	(2)
		Senior secured loan ($13 par due 10/2013)	6.75% (Base Rate + 3.50/D)	10/11/2007	13	11	$0.85	(3)

					26,750	23,540			2.07%

Grocery
Planet Organic Health Corp.(8)	Organic grocery store operator	Junior secured loan ($860 par due 7/2014)	6.01% (Libor + 5.50%/M)	7/3/2007	860	817	$0.95
		Junior secured loan ($10,250 par due 7/2014)	6.01% (Libor + 5.50%/M)	7/3/2007	10,250	9,738	$0.95	(3)
		Senior subordinated loan ($10,900 par due 7/2012)	11.00% Cash, 2.00% PIK	7/3/2007	10,900	9,845	$0.90	(2)(4)

					22,010	20,400			1.86%

Consumer Products—Durable
Direct Buy Holdings, Inc. and Direct Buy Investors, LP(6)	Membership-based buying club franchisor and operator	Senior secured loan ($2,281 par due 11/2012)	4.97% (Libor + 4.50%/B)	12/14/2007	2,189	1,861	$0.82
		Partnership interests (19.31% interest)		11/30/2007	10,000	6,500

					12,189	8,361			0.76%

Housing—Building Materials
HB&G Building Products	Synthetic and wood product manufacturer	Senior subordinated loan ($8,956 par due 3/2011)	13.00% Cash, 6.00% PIK	10/8/2004	8,966	2,251	$0.25	(2)(4)(14)
		Common stock (2,743 shares)		10/8/2004	753	—	$—
		Warrants to purchase 4,464 shares		10/8/2004	653	—	$—

					10,372	2,251			0.00%

					$2,267,593	$1,972,977

(1)
Other than our investments in R3 Education, Inc., HCP Acquisition Holdings, LLC, Ivy Hill Middle Market Credit Fund, Ltd., LVCG Holdings LLC, Reflexite Corporation and The Thymes, LLC, we do not "Control" any of our portfolio companies, as defined in the Investment Company Act. In general, under the Investment Company Act, we would "Control" a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. All of our portfolio company investments are subject to legal restrictions on sales which as of December 31, 2008 represented 180% of the Company's net assets.

(2)
These assets are owned by the Company's wholly owned subsidiary Ares Capital CP, are pledged as collateral for the CP Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the CP Funding Facility (see Note 8 to the consolidated financial statements).

(3)
Pledged as collateral for the ARCC CLO. Unless otherwise noted, all other investments are pledged as collateral for the Revolving Credit Facility (see Note 8 to the consolidated financial statements).

(4)
Has a payment-in-kind interest feature (see Note 2 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing at December 31, 2008.

(6)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended December 31, 2008 in which the issuer was an Affiliate (but not a portfolio company that we "Control") are as follows (in thousands):

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains/losses	Net unrealized gains/losses
Apple & Eve, LLC and US Juice Partners, LLC	$11,500	$10,814	$—	$4,634	$—	$—	$43	$40	$(12,383)
Carador, PLC	$—	$—	$—	$—	$—	$825	$—	$—	$(3,479)
Campus Management Corp. and Campus Management Acquisition Corp.	$69,193	$1,768	$—	$5,367	$1,540	$—	$112	$—	$3,048
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$4,719	$56,822	$—	$2,573	$—	$—	$340	$100	$1,382
Daily Candy, Inc.	$—	$11,872	$10,806	$735	$—	$—	$—	$1,208	$—
Direct Buy Holdings, Inc. and Direct Buy Investors LP	$—	$219	$—	$192	$—	$—	$—	$9	$(3,828)
Firstlight Financial Corporation	$—	$—	$—	$5,854	$—	$—	$750	$—	$(36,991)
Imperial Capital Group, LLC	$584	$—	$—	$—	$—	$—	$—	$—	$—
Industrial Container Services, LLC	$6,939	$16,677	$—	$1,710	$—	$—	$120	$—	$4,100
Investor Group Services, LLC	$1,250	$1,500	$—	$24	$—	$—	$55	$—	$500
Making Memories Wholesale, Inc	$5,942	$1,114	$—	$199	$—	$—	$—	$—	$(6,668)
Pillar Holdings LLC and PHL Holding Co.	$15,807	$600	$31,865	$3,404	$281	$—	$167	$—	$1,500
Primis Marketing Group, Inc. and Primis Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(7,565)
Universal Trailer Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$(700)
VSS-Tranzact Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(4,000)
Wastequip, Inc.	$—	$—	$—	$1,424	$—	$—	$—	$—	$(3,318)
Wear Me Apparel, LLC	$—	$—	$—	$2,416	$—	$—	$13	$—	$(14,055)
(7)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended December 31, 2008 in which the issuer was both an Affiliate and a portfolio company that we Control are as follows (in thousands):

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains/losses	Net unrealized gains/losses
HCP Acquisition Holdings, LLC	$8,567	$—	$—	$—	$—	$—	$—	$—	$(2,067)
Ivy Hill Middle Market Credit Fund, Ltd.	$—	$—	$—	$5,427	$—	$—	$1,528	$—	$(5,600)
LVCG Holdings, LLC	$—	$—	$—	$—	$—	$—	$100	$—	$(1,900)
R3 Education, Inc.	$62,600	$69,089	$—	$3,521	$2,900	$—	$65	$—	$4,393
Reflexite Corporation	$10,239	$—	$—	$928	$100	$—	$10	$—	$(19,166)
The Thymes, LLC	$—	$—	$1,450	$544	$—	$133	$—	$—	$(1,257)
(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(9)
Non-registered investment company.

(10)
A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either Libor or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, we have provided the interest rate in effect at December 31, 2008.

(11)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $22.2 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

(12)
Principal amount denominated in Canadian dollars has been translated into U.S. dollars (see Note 2 to the consolidated financial statements).

(13)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $25.0 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

(14)
Loan was on non-accrual status as of December 31, 2008.

  See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

(dollar amounts in thousands, except per share data)

	Common Stock			Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain on Sale of Investments	Net Unrealized (Depreciation) Appreciation of Investments
			Capital in Excess of Par Value				Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 2006	52,036,527	$52	$785,193	$7,038	$7,087	$(9,936)	$789,434

Issuance of common stock from add-on offerings (net of offering and underwriting costs)	19,961,578	20	344,146	—	—	—	344,166
Shares issued in connection with dividend reinvestment plan	685,985	1	11,613	—	—	—	11,614
Net increase in stockholders' equity resulting from operations	—	—	—	94,949	6,544	(10,661)	90,832
Dividend declared ($1.66 per share)	—	—	—	(97,864)	(13,631)	—	(111,495)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	(4,353)	2,882	1,471	—	—

Balance at December 31, 2007	72,684,090	$73	$1,136,599	$7,005	$1,471	$(20,597)	$1,124,551

Issuance of common stock from transferable rights offering (net of offering and dealer manager costs)	24,228,030	24	259,777	—	—	—	259,801
Shares issued in connection with dividend reinvestment plan	240,700	—	2,922	—	—	—	2,922
Net decrease in stockholders' equity resulting from operations	—	—	—	126,992	6,371	(272,818)	(139,455)
Dividend declared ($1.68 per share)	—	—	—	(145,098)	(7,842)	—	(152,940)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	(3,340)	3,464	(124)	—	—

Balance at December 31, 2008	97,152,820	$97	$1,395,958	$(7,637)	$(124)	$(293,415)	$1,094,879

Issuance of common stock from August add-on offering (net of offering and underwriting costs)	12,439,908	13	109,073	—	—	—	109,086
Shares issued in connection with dividend reinvestment plan	351,946	—	4,025	—	—	—	4,025
Net increase in stockholders' equity resulting from operations	—	—	—	133,406	(19,420)	88,707	202,693
Dividend declared ($1.47 per share)	—	—	—	(128,210)	(24,585)	—	(152,795)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	(18,598)	5,584	13,014	—	—

Balance at December 31, 2009	109,944,674	$110	$1,490,458	$3,143	$(31,115)	$(204,708)	$1,257,888

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(dollar amounts in thousands)

	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
OPERATING ACTIVITIES:
Net increase (decrease) in stockholders' equity resulting from operations	$202,693	$(139,455)	$90,832
Adjustments to reconcile net increase (decrease) in stockholders' equity resulting from operations to net cash provided (used) by operating activities:
Realized gain from extinguishment of debt	(26,543)	—	—
Net realized losses (gains) from investment and foreign currency transactions	45,963	(6,557)	(6,544)
Net unrealized losses (gains) from investment and foreign currency transactions	(88,707)	272,818	10,661
Net accretion of discount on securities	(2,554)	(1,307)	(1,266)
Increase in accrued payment-in-kind dividends and interest	(40,761)	(32,816)	(16,231)
Amortization of debt issuance costs	4,198	2,210	1,858
Depreciation	672	503	410
Proceeds from sale and redemption of investments	461,808	497,285	725,181
Purchases of investments	(575,046)	(925,945)	(1,311,301)
Changes in operating assets and liabilities:
Interest receivable	(8,165)	6,183	(13,609)
Other assets	(709)	(2,009)	(917)
Management and incentive fees payable	33,506	19,948	556
Accounts payable and accrued expenses	7,126	1,035	3,488
Interest and facility fees payable	(1,224)	(900)	2,725

Net provided (used) by operating activities	12,257	(309,007)	(514,157)

FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	109,086	259,801	344,166
Borrowings on debt	477,403	951,000	713,350
Repayments on credit facility payable	(392,136)	(721,200)	(513,000)
Credit facility financing costs	(7,192)	(3,139)	(875)
Dividends paid in cash	(189,574)	(109,214)	(99,882)

Net cash provided by financing activities	(2,413)	377,248	443,759

CHANGE IN CASH AND CASH EQUIVALENTS	9,844	68,241	(70,398)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	89,383	21,142	91,540

CASH AND CASH EQUIVALENTS, END OF PERIOD	$99,227	$89,383	$21,142

Supplemental Information:
Interest paid during the period	$19,963	$34,421	$31,752
Taxes paid during the period	$818	$1,601	$1,272
Dividends declared during the period	$152,795	$152,940	$111,495

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of December 31, 2009

(dollar amounts in thousands, except per share data and as otherwise indicated)

1.     ORGANIZATION

        Ares Capital Corporation (the "Company" or "ARCC" or "we") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act of 1940 (the "Investment Company Act"). We were incorporated on April 16, 2004 and were initially funded on June 23, 2004. On October 8, 2004, we completed our initial public offering (the "IPO"). On the same date, we commenced substantial investment operations.

        The Company has elected to be treated as a regulated investment company, or a "RIC", under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and operates in a manner so as to qualify for the tax treatment applicable to RICs. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component like warrants, and, to a lesser extent, in equity investments in private middle market companies.

        We are externally managed by Ares Capital Management LLC (the "investment adviser"), an affiliate of Ares Management LLC ("Ares Management"), an independent international investment management firm. Ares Operations LLC ("Ares Operations" or the "administrator"), an affiliate of Ares Management, provides the administrative services necessary for us to operate (the "Administration Agreement").

2.     SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

        The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States, and include the accounts of the Company and its wholly owned subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

  Cash and Cash Equivalents

        Cash and cash equivalents include short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

  Concentration of Credit Risk

        The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

  Investments

        Investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on the input of our management and audit committee and independent valuation firms that have been engaged at the direction of the board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12 month period and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, with approximately 50% (based on value) of our valuations of portfolio companies without readily available market quotations subject to review by an independent valuation firm each quarter.

        As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison of the portfolio company's securities to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation.

        Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, based on the input of our management and audit committee and independent valuation firms under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses that would be realized based on the valuations currently assigned.

        With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuation conclusions are then documented and discussed by our management.

  •
  The audit committee of our board of directors reviews these preliminary valuations, as well as the input of independent valuation firms with respect to the valuations of approximately 50% (based on value) of our portfolio companies without readily available market quotations.

  •
  The board of directors discusses valuations and determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on the input of our management and audit committee and independent valuation firms.

        Effective January 1, 2008, the Company adopted Accounting Standards Codification ("ASC") 820-10 (previously Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157")), which expands the application of fair value accounting for investments (see Note 9 to the consolidated financial statements).

  Interest Income Recognition

        Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums.

        Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this if the loan has sufficient collateral value and is in the process of collection. As of December 31, 2009, 2.51% of total investments at amortized cost (or 0.48% at fair value), were on non-accrual status. As of December 31, 2008, 4.4% of total investments at amortized cost or (1.6% at fair value), were placed on non-accrual status.

  Payment-in-Kind Interest

        The Company has loans in its portfolio that contain a payment-in-kind ("PIK") provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. For the years ended December 31, 2009, 2008 and 2007, $40,761, $32,816 and $16,231, respectively, in PIK income were recorded.

  Capital Structuring Service Fees and Other Income

        The Company's investment adviser seeks to provide assistance to our portfolio companies in connection with the Company's investments and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally consist of reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan. The Company's investment adviser may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat.

        Other income includes fees for asset management, consulting, loan guarantees, commitments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

  Foreign Currency Translation

        The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Market value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

  (2)
  Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions, income or expenses.

        Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuation and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

  Accounting for Derivative Instruments

        The Company does not utilize hedge accounting and marks its derivatives to market through operations.

  Offering Expenses

        The Company's offering costs, excluding underwriter's fees, are charged against the proceeds from equity offerings when received. For the years ended December 31, 2009, 2008 and 2007, the Company incurred approximately $806, $1,414, and $900 in offering costs, respectively.

  Debt Issuance Costs

        Debt issuance costs are being amortized over the life of the related credit facility using the straight line method, which closely approximates the effective yield method.

  U.S. Federal Income Taxes

        The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes.

        Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the years ended December 31, 2009 and 2008, a net benefit of $30 and $100, respectively, were recorded for U.S. federal excise tax. For the year ended December 31, 2007, provisions of approximately $100 was recorded for U.S. federal excise tax.

        Certain of our wholly owned subsidiaries are subject to U.S. federal and state income taxes. For the year ended December 31, 2009 and 2008 we recorded a tax provision of approximately $600 and $100, respectively, for these subsidiaries. For the year ended December 31, 2007, we recorded a tax benefit of $900 for these subsidiaries.

  Dividends

        Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for investment.

        We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not opted out of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividend. While we generally use primarily newly issued shares to implement the plan (especially if our shares are trading at a premium to net asset value), we may purchase shares in the open market in connection with our obligations under the plan. In particular, if our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan.

  Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

  New Accounting Pronouncements

        In June 2009, the Financial Accounting Standards Board ("FASB") issued ASC 860 (previously SFAS No. 166, Accounting for Transfer of Financial Assets, which amends the guidance in SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities). It eliminates the concept of qualifying special-purpose entities ("QSPEs"), creates more stringent conditions for reporting a transfer of a portion of a financial asset as a sale, clarifies the derecognition criteria of the previous guidance, revises how retained interests are initially measured, and removes the guaranteed mortgage securitization recharacterization provisions. ASC 860 requires additional year-end and interim disclosures for public and nonpublic companies that are similar to the disclosures required by FSP FAS 140-4 and FIN 46(R)-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities. ASC 860 is effective as of the beginning of a company's first fiscal year that begins after November 15, 2009 (January 1, 2010 for calendar year-end companies), and for subsequent interim and annual reporting periods. ASC 860's disclosure requirements must be applied to transfers that occurred before and after its effective date. Early adoption of ASC 860 is prohibited. We are currently evaluating the effect that the provisions of ASC 860 may have on our financial condition and results of operations.

        In June 2009, FASB issued ASC 810 (previously SFAS No. 167, Amendments to FASB Interpretation No. 46(R), which amends the guidance in FASB Interpretation No. ("FIN") 46(R), Consolidation of Variable Interest Entities). It requires reporting entities to evaluate former QSPEs for consolidation, changes the approach to determining the primary beneficiary of a variable interest entity (a "VIE") from a quantitative assessment to a qualitative assessment designed to identify a controlling financial interest, and increases the frequency of required reassessments to determine whether a company is the primary beneficiary of a VIE. It also clarifies, but does not significantly change, the characteristics that identify a VIE. ASC 810 requires additional year-end and interim disclosures for public and non-public companies that are similar to the disclosures required by FSP FAS 140-4 and FIN 46(R)-8. ASC 810 is effective as of the beginning of a company's first fiscal year that begins after November 15, 2009 (January 1, 2010 for calendar year-end companies), and for subsequent interim and annual reporting periods. All QSPE's and entities currently subject to FIN 46(R) will need to be reevaluated under the amended consolidation requirements as of the beginning of the first annual reporting period that begins after November 15, 2009. Early adoption of ASC 810 is prohibited. The FASB agreed at its January 27, 2010 meeting to issue an Accounting Standards Update to finalize its proposal to indefinitely defer ASC 810 for reporting enterprises' interests in entities that either have all of the characteristics of investments companies or for which it is industry practice to apply measurement principles for financial reporting purposes consistent with those that apply to investment companies. The provisions of ASC 810 will not have any impact on our financial condition or results of operations.

        In June 2009, FASB issued ASC 2005, (previously SFAS NO. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles ("GAAP")—a replacement of FASB Statement No. 162 ("Codification")). This Codification will become the source of authoritative U.S. GAAP recognized by FASB to be applied by nongovernmental entities. Once the Codification is in effect, all of its content will carry the same level of authority, effectively superseding SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles. In other words, the GAAP hierarchy will be modified to include only two levels of GAAP: authoritative and nonauthoritative. The Codification is not intended to change GAAP, but it will change the way GAAP is organized and presented. The Codification is effective for financial statements issued for interim and annual periods ending after September 15, 2009. In order to ease the transition to the Codification, the Company has provided the Codification cross-reference alongside the references to the standards issued and adopted prior to the adoption of the Codification.

        In January 2010, the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820), Improving Disclosures About Fair Value Measurements. ASU 2010-06 adds new requirements for disclosures about transfers into and out of Level 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation, entities will be required to provide fair value measurement disclosures for each class of assets and liabilities, and about inputs and valuation techniques used to measure fair value. ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010. Adoption of ASU 2010-06 is not expected to have a significant impact on the Company's financial condition and results of operations.

3.     AGREEMENTS

  Investment Advisory and Management Agreement

        The Company is party to an investment advisory and management agreement (the "investment advisory and management agreement") with Ares Capital Management. Subject to the overall supervision of our board of directors, Ares Capital Management provides investment advisory services to the Company. For providing these services, Ares Capital Management receives a fee from us, consisting of two components—a base management fee and an incentive fee. Ares Capital Management has committed to defer up to $15 million in base management and incentive fees for each of the first two years following the Allied Acquisition if certain earnings targets are not met. We cannot assure you that the Allied Acquisition will be consummated.

        The base management fee is calculated at an annual rate of 1.5% based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

        The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities, accrued income that we have not yet received in cash. The investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued interest that we never actually receive.

        Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

        Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 2% per quarter. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

        We pay the investment adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) as the "catch-up" provision. The catch-up is meant to provide our investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.50% in any calendar quarter.

        These calculations are adjusted for any share issuances or repurchases during the quarter.

        The second part of the incentive fee (the "Capital Gains Fee"), is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains, in each case calculated from October 8, 2004. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

        The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

        The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

        The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

        We defer cash payment of any incentive fee otherwise earned by the investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to our stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 8.0% of our net assets at the beginning of such period. These calculations were appropriately pro rated during the first three calendar quarters following October 8, 2004 and are adjusted for any share issuances or repurchases.

        For the year ended December 31, 2009, we incurred $30,409 in base management fees, $33,332 in incentive management fees related to pre-incentive fee net investment income and no incentive management fees related to realized capital gains. As of December 31, 2009, $66,495 was unpaid and included in "management and incentive fees payable" in the accompanying consolidated balance sheet, including $49,019 of incentive management fees that had been previously deferred pursuant to the investment and advisory agreement. The payment of incentive management fees that were deferred as of December 31, 2009 pursuant to the investment advisory and management agreement, will be paid in the first quarter of 2010.

        For the year ended December 31, 2008, we incurred $30,463 in base management fees, $31,748 in incentive management fees related to pre-incentive fee net investment income and no incentive management fees related to realized capital gains.

        For the year ended December 31, 2007, we incurred $23,531 in base management fees, $23,522 in incentive management fees related to pre-incentive fee net investment income and no incentive management fees related to realized capital gains.

  Administration Agreement

        The Company is party to a separate administration agreement, referred to herein as the administration agreement, with our administrator, Ares Operations. Our board of directors approved the continuation of our administration agreement on May 4, 2009, which extended the term of the agreement until June 1, 2010. Pursuant to the administration agreement, Ares Operations furnishes us with office equipment and clerical, bookkeeping and record keeping services. Under the administration agreement, Ares Operations also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Operations assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of Ares Operations' overhead in performing its obligations under the administration agreement, including our allocable portion of the cost of our officers (including our chief compliance officer, chief financial officer, secretary and treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        For the years ended December 31, 2009, 2008 and 2007, we incurred $4,009, $2,701 and $997, respectively, in administrative fees. As of December 31, 2009, $1,104 was unpaid and included in "accounts payable and accrued expenses" in the accompanying consolidated balance sheet.

4.     EARNINGS PER SHARE

        The following information sets forth the computations of basic and diluted net increase in stockholders' equity per share resulting from the years ended December 31, 2009, 2008 and 2007 (dollar amounts in thousands except share and per share data):

	2009	2008	2007
Numerator for basic and diluted net (decrease) increase in stockholders' equity resulting from operations per share:	$202,693	$(139,455)	$90,832
Denominator for basic and diluted net (decrease) increase in stockholders' equity resulting from operations per share:	101,719,800	89,666,243	67,676,498
Basic and diluted net (decrease) increase in stockholders' equity resulting from operations per share:	$1.99	$(1.56)	$1.34

        In accordance with ASC 260-10 (previously SFAS No, 128, Earnings per Share), the weighted average shares of common stock outstanding used in computing basic and diluted net increase in stockholders' equity resulting from operations per share for the years ended December 31, 2008 and 2007 have been adjusted retroactively by a factor of 1.02% to recognize the bonus element associated with rights to acquire shares of common stock that we issued to stockholders of record as of March 24, 2008 in connection with a transferable rights offering.

5.     INVESTMENTS

        Under the Investment Company Act, we are required to separately identify non-controlled investments where we own more than 5% of a portfolio company's outstanding voting securities as "affiliated companies." In addition, under the Investment Company Act, we are required to separately identify investments where we own more than 25% of a portfolio company's outstanding voting securities as "control affiliated companies." We had no existing control relationship with any of the portfolio companies identified as "affiliated companies" or "control affiliated companies" prior to making the indicated investment.

        For the year ended December 31, 2009, the Company funded $290.6 million aggregate principal amount of senior term debt, $59.5 million aggregate principal amount of senior subordinated debt, $165.0 million for the investment in the Senior Secured Loan Fund (see Note 12) and $61.0 million of investments in equity securities.

        In addition, for the year ended December 31, 2009, $283.4 million aggregate principal amount of senior term debt, $202.4 million of senior subordinated debt and $29.4 of investments in equity securities were sold or redeemed.

        As of December 31, 2009, investments and cash and cash equivalents consisted of the following:

	Amortized Cost	Fair Value
Cash and cash equivalents	$99,227	$99,227
Senior term debt	1,152,462	1,072,149
Senior subordinated debt	658,787	595,668
Senior Secured Loan Fund	165,000	165,000
Equity securities	344,454	287,614
Collateralized debt obligations	55,681	51,383

Total	$2,475,611	$2,271,041

        As of December 31, 2008, investments and cash and cash equivalents consisted of the following:

	Amortized Cost	Fair Value
Cash and cash equivalents	$89,383	$89,383
Senior term debt	1,165,460	1,055,089
Senior subordinated debt	737,072	619,491
Equity securities	309,061	247,997
Collateralized debt obligations	56,000	50,400

Total	$2,356,976	$2,062,360

        The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums on debt using the effective interest method.

        The industrial and geographic compositions of our portfolio at fair value at December 31, 2009 and December 31, 2008 were as follows:

	As of December 31,
	2009	2008
Industry
Health Care	18.3%	20.2%
Financial	16.2	7.0
Education	10.1	11.1
Other Services	8.2	7.4
Restaurants	7.8	3.6
Beverage/Food/Tobacco	6.1	12.3
Retail	5.9	5.7
Business Services	5.8	6.7
Manufacturing	3.8	3.8
Consumer Products	3.2	3.0
Aerospace and Defense	2.8	3.0
Printing/Publishing/Media	2.6	3.8
Telecommunications	1.8	2.0
Environmental Services	1.5	4.1
Cargo Transport	1.4	1.4
Computers/Electronics	1.4	1.2
Health Clubs	1.1	1.2
Containers/Packaging	1.0	1.4
Grocery	0.9	1.0
Homebuilding	0.1	0.1

Total	100.0%	100.0%

	As of December 31,
	2009	2008
Geographic Region
West	24.8%	18.3%
Mid-Atlantic	22.2	21.0
Southeast	19.7	22.2
Midwest	19.7	20.6
International	10.4	14.1
Northeast	3.2	3.8

Total	100.0%	100.0%

6.     INCOME TAXES

        The following reconciles net increase in stockholders' equity resulting from operations to taxable income for the year ended December 31, 2009:

Net increase in stockholders' equity resulting from operations	$202,693
Net unrealized gain on investments transactions not taxable	(88,707)
Other income not currently taxable	(2,314)
Other taxable income	7,650
Expenses not currently deductible	8,327
Other deductible expenses	(27,062)

Taxable income before deductions for distributions	$100,587

        During the year ended December 31, 2009, as a result of permanent book-to-tax differences primarily due to the recharacterization of distributions, differences in the book and tax basis of investments sold, dividends paid by portfolio companies to the Company in excess of portfolio company earnings and nondeductible federal taxes, the Company increased accumulated undistributed net investment income by $5,584, increased accumulated net realized gain (loss) on sale of investments by $13,014 and decreased capital in excess of par value by $18,598. Aggregate stockholders' equity was not affected by this reclassification. As of December 31, 2009, the cost of investments for tax purposes was $2,373,691 resulting in a gross unrealized appreciation and depreciation of $86,994 and $288,873, respectively.

        For income tax purposes, dividends and distributions paid to stockholders are reported as ordinary income, non-taxable, capital gains, or a combination thereof. Dividends or distributions paid per common share for the year ended December 31, 2009 were taxable as follows (unaudited):

Ordinary income	$146,224
Capital gains	—
Return of capital	6,571

Total	$152,795

        The following reconciles net increase in stockholders' equity resulting from operations to taxable income for the year ended December 31, 2008:

Net increase in stockholders' equity resulting from operations	$(139,455)
Net unrealized loss on investments transactions not taxable	272,818
Other income not currently taxable	(1,008)
Other taxable income	1,351
Expenses not currently deductible	28,146
Other deductible expenses	(1,547)

Taxable income before deductions for distributions	$160,305

        During the year ended December 31, 2008, as a result of permanent book-to-tax differences primarily due to the recharacterization of distributions, differences in the book and tax basis of investments sold, dividends paid by portfolio companies to the Company in excess of portfolio company earnings and nondeductible federal taxes, the Company increased accumulated undistributed net investment income by $3,464, decreased accumulated net realized gain (loss) on sale of investments by $124 and decreased capital in excess of par value by $3,340. Aggregate stockholders' equity was not affected by this reclassification. As of December 31, 2008, the cost of investments for tax purposes was

$2,263,858 resulting in a gross unrealized appreciation and depreciation of $121,289 and $413,370, respectively.

        For income tax purposes, distributions paid to stockholders are reported as ordinary income, non-taxable, capital gains, or a combination thereof. Dividends paid per common share for the year ended December 31, 2008 were taxable as follows (unaudited):

Ordinary income	$146,048
Capital gains	6,891
Return of capital	—

Total	$152,939

        The following reconciles net increase in stockholders' equity resulting from operations to taxable income for the year ended December 31, 2007:

Net increase in stockholders' equity resulting from operations	$90,832
Net unrealized loss on investments transactions not taxable	10,661
Other income not currently taxable	(1,429)
Other taxable income	1,221
Expenses not currently deductible	18
Other deductible expenses	(73)

Taxable income before deductions for distributions	$101,230

        During the year ended December 31, 2007, as a result of permanent book-to-tax differences primarily due to the recharacterization of distributions, differences in the book and tax basis of investments sold, dividends paid by portfolio companies to the Company in excess of portfolio company earnings and nondeductible federal taxes, the Company increased accumulated undistributed net investment income by $2,882, increased accumulated net realized gain on sale of investments by $1,471 and decreased capital in excess of par value by $4,352. Aggregate stockholders' equity was not affected by this reclassification. As of December 31, 2007, the cost of investments for tax purposes was $1,795,464 resulting in a gross unrealized appreciation and depreciation of $55,305 and $76,567, respectively.

        For income tax purposes, distributions paid to stockholders are reported as ordinary income, non-taxable, capital gains, or a combination thereof. Dividends paid per common share for the year ended December 31, 2007 were taxable as follows (unaudited):

Ordinary income	$106,600
Capital gains	4,895
Return of capital	—

Total	$111,495

7.     COMMITMENTS AND CONTINGENCIES

        As of December 31, 2009 and 2008, the Company had the following commitments to fund various revolving senior secured and subordinated loans:

	As of December 31,
	2009	2008
Total revolving commitments	$136,800	$419,000
Less: funded commitments	(37,200)	(139,600)

Total unfunded commitments	99,600	279,400
Less: commitments substantially at discretion of the Company	(4,000)	(32,400)
Less: unavailable commitments due to borrowing base or other contractual restrictions	(16,200)	(64,500)

Total net adjusted unfunded revolving commitments	$79,400	$182,500

        Of the total commitments as of December 31, 2009, $35,300 extend beyond the maturity date for our Revolving Credit Facility (as defined in Note 8). Included within the total commitments as of December 31, 2009 are commitments to issue up to $31,900 in standby letters of credit through a financial intermediary on behalf of certain portfolio companies. Under these arrangements, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. As of December 31, 2009, the Company had $15,800 in standby letters of credit issued and outstanding on behalf of the portfolio companies, of which no amounts were recorded as a liability. Of these letters of credit, $5,700 expire in March 2010, $100 expire in June 2010, $3,300 expire in July 2010, $200 expire in August 2010, $5,100 expire in September 2010 and $1,400 expire in December 2010.

        As of December 31, 2009 and 2008, the Company was subject to subscription agreements to fund equity investments in private equity investment partnerships, substantially all at the discretion of the Company, as follows:

	As of December 31,
	2009	2008
Total private equity commitments	$428,300	$428,300
Total unfunded private equity commitments	$415,400	$423,600

8.     BORROWINGS

        In accordance with the Investment Company Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the Investment Company Act, is at least 200% after such borrowing. As of December 31, 2009 our asset coverage for borrowed amounts was 230%.

        Our debt obligations consisted of the following as of December 31, 2009 and 2008:

	December 31, 2009		December 31, 2008
	Outstanding	Total Available(1)	Outstanding	Total Available(1)
Revolving Credit Facility	$474,144	$525,000	$114,300	$510,000
CP Funding Facility	221,569	221,569	480,486	350,000
CP Funding II Facility	—	200,000	—	—
Debt Securitization	273,752	274,981	314,000	314,000

	$969,465	$1,221,550	$908,786	$1,174,000

(1)
Subject to borrowing base and leverage restriction

        The weighted average interest rate of all our debt obligations as of December 31, 2009 and December 31, 2008 was 2.05% and 3.03%, respectively.

  CP Funding Facility

        In October 2004, we formed Ares Capital CP Funding LLC ("Ares Capital CP"), a wholly owned subsidiary of the Company, through which we established a revolving facility (as amended, the "CP Funding Facility") that, as of December 31, 2009, allowed Ares Capital CP to issue up to $350,000 (see Note 18) of variable funding certificates ("VFC"). As part of the CP Funding Facility, we are subject to limitations as to how borrowed funds may be used including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount of VFC that we may issue from time to time. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge offs, violation of which could result in the early amortization of the CP Funding Facility and limit further advances under the CP Funding Facility and in some cases could be an event of default. The CP Funding is also subject to a borrowing base that applies different advance rates to assets held in Ares Capital CP. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the CP Funding Facility. As of December 31, 2009, there was $221,569 outstanding under the CP Funding Facility and the Company continues to be in compliance with all of the limitations and requirements of the CP Funding Facility. As of December 31, 2008, there was $114,300 outstanding under the CP Funding Facility.

        On May 7, 2009, the Company and Ares Capital CP entered into an amendment that, among other things, converted the CP Funding Facility from a revolving facility to an amortized facility, extended the maturity from July 21, 2009 to May 7, 2012, reduced the availability from $350,000 to $225,000 (with a reduction in the outstanding balance required by each of December 31, 2010 and December 31, 2011) and decreased the advance rates applicable to certain types of eligible loans. In addition, the interest rate charged on the CP Funding Facility was increased from the commercial paper rate plus 2.50% to the commercial paper, Eurodollar or adjusted Eurodollar rate, as applicable, plus 3.50% (see Note 18) and the commitment fee requirement was removed. The Company paid a renewal fee of 1.25% of the total facility amount, or $2,813.

        As of December 31, 2009, the CP Funding Facility was secured by all of the assets held by Ares Capital CP, which as of December 31, 2009 consisted of 36 investments.

        The interest charged on the VFC was payable quarterly and was based on either the commercial paper, Eurodollar or adjusted Eurodollar rate (see Note 18). As of December 31, 2009, the rate in effect was one month LIBOR, which was 0.23%. For the years ended December 31, 2009, 2008 and 2007, the average interest rates (i.e. rate in effect plus the spread) were 3.76%, 5.19% and 6.12%, respectively. For the years ended December 31, 2009, 2008 and 2007, the average outstanding balances were $179,443, $82,540 and $88,296, respectively.

        For the years ended December 31, 2009, 2008 and 2007 the interest expense incurred was $6,751, $4,280 and $5,483, respectively. Cash paid for interest expense during the years ended December 31, 2009, 2008 and 2007 was $6,501, $3,754 and $4,285, respectively.

        Prior to May 7, 2009, the Company was required to pay a commitment fee for any unused portion of the CP Funding Facility equal to 0.5% per annum for any unused portion of the CP Funding Facility. Prior to July 22, 2008, the commitment fee was 0.125% per annum calculated based on an amount equal to $200,000 less the borrowings outstanding under the CP Funding Facility. For the years ended December 31, 2009, 2008 and 2007, the commitment fees incurred were $443, $625 and $141, respectively.

        See Note 18 for more information on the CP Funding Facility and its combination with the CP Funding II Facility.

  Revolving Credit Facility

        In December 2005, we entered into a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), under which, as of December 31, 2009, the lenders agreed to extend credit to the Company in an aggregate principal amount not exceeding $525,000 at any one time outstanding (see Note 18). As of December 31, 2009, the Revolving Credit Facility was scheduled to expire on December 28, 2010 and with certain exceptions was secured by substantially all of the assets in our portfolio (other than investments held by Ares Capital CP under the CP Funding Facility, investments held by Ares Capital CP II under the CP Funding II Facility and those held as a part of the Debt Securitization, discussed below), which consisted of 159 investments.

        Under the Revolving Credit Facility, we have made certain representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders' equity, (e) maintaining a ratio of total assets (less total liabilities) to total indebtedness, of the Company and its subsidiaries, of not less than 2.0:1.0, (f) maintaining minimum liquidity, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and its subsidiaries.

        In addition to the asset coverage ratio described above, borrowings under the Revolving Credit Facility (and the incurrence of certain other permitted debt) will be subject to compliance with a borrowing base that will apply different advance rates to different types of assets in our portfolio. The Revolving Credit Facility also includes an "accordion" feature that, as of December 31, 2009, allowed us to increase the size of the Revolving Credit Facility to a maximum of $765,000 under certain circumstances. The Revolving Credit Facility also includes usual and customary events of default for senior secured revolving credit facilities of this nature. As of December 31, 2009, there was $474,144 outstanding under the Revolving Credit Facility and the Company continues to be in compliance with all of the limitations and requirements of the Revolving Credit Facility. As of December 31, 2008, there was $480,486 outstanding under the Revolving Credit Facility.

        The interest charged under the Revolving Credit Facility was generally based on LIBOR (one, two, three or six month) plus 1.00% (see Note 18). As of December 31, 2009, the one, two, three and six month LIBOR were 0.23%, 0.24%, 0.25% and 0.43%, respectively. For the year ended December 31, 2009 the average interest rate was 2.07%, the average outstanding balance was $410,947, the interest expense incurred was $8,507 and the cash paid for interest expense was $9,758. As of December 31,

2008, the one, two, three and six month LIBOR were 0.44%,1.10%,1.43% and 1.75%, respectively. For the year ended December 31, 2008 the average interest rate was 4.17%, the average outstanding balance was $422,614, the interest expense incurred was $17,610 and the cash paid for interest expense was $18,787. For the year ended December 31, 2007 the average interest rate was 6.50%, the average outstanding balance was $177,526, the interest expense incurred was $11,532 and the cash paid for interest expense was $9,918. The Company is also required to pay a commitment fee of 0.20% for any unused portion of the Revolving Credit Facility (see Note 18). For the years ended December 31, 2009, 2008 and 2007, the commitment fees incurred were $175, $224 and $304, respectively.

        The amount available for borrowing under the Revolving Credit Facility is reduced by any standby letters of credit issued through the Revolving Credit Facility. As of December 31, 2009, the Company had $24,000 in standby letters of credit issued through the Revolving Credit Facility. As of December 31, 2008, the Company had $16,700 in standby letters of credit issued through the Revolving Credit Facility.

        As of December 31, 2009, the Company had a non-U.S. borrowing on the Revolving Credit Facility denominated in Canadian dollars. As of December 31, 2009 and 2008, unrealized appreciation on this borrowing was $1,409 and $3,365, respectively.

        See Note 18 for more information on the recent amendment and restatement of the Revolving Credit Facility.

  CP Funding II Facility

        On July 21, 2009, we entered into an agreement with Wachovia Bank N.A. ("Wachovia") to establish a new revolving facility (the "CP Funding II Facility") whereby Wachovia agreed to extend credit to us in an aggregate principal amount not exceeding $200,000 at any one time outstanding (see Note 18). The CP Funding II Facility was scheduled to expire on July 21, 2012 (plus two one-year extension options, subject to mutual consent) and the interest charged on the CP Funding II Facility was based on LIBOR plus 4.00%. As of December 31, 2009, there were no amounts outstanding on the CP Funding II Facility. For the year ended December 31, 2009, there was no interest expense incurred. As of December 31, 2009, we were also required to pay a commitment fee on any unused portion of the CP Funding II Facility of between 0.50% and 2.50% depending on the usage level and paid a structuring fee of 1.5% of the total facility amount, or $3,000. For the year ended December 31, 2009, the commitment fee incurred was $456.

        See Note 18 for more information on the CP Funding II Facility and its combination with the CP Funding Facility.

  Debt Securitization

        In July 2006, through our wholly owned subsidiary, ARCC CLO 2006 LLC ("ARCC CLO"), we completed a $400,000 debt securitization (the "Debt Securitization") and issued approximately $314,000 principal amount of asset-backed notes (including $50,000 revolving notes, $48,772 of which was drawn down as of December 31, 2009) (the "CLO Notes") to third parties that are secured by a pool of middle market loans that were purchased or originated by the Company. The CLO Notes are included in the December 31, 2009 consolidated balance sheet. We retained approximately $86,000 of aggregate principal amount of certain BBB and non-rated securities in the Debt Securitization at the time of issuance.

        During the year ended December 31, 2009, we repurchased, in several open market transactions, $34,790 of CLO Notes consisting of $14,000 of the Class B and $20,790 of the Class C Notes for the total purchase price of $8,247. As a result of these purchases, we recognized a $26,543 gain on the extinguishment of debt and as of December 31, 2009, we held an aggregate principal amount of

$120,790 of CLO Notes (the "Retained Notes"), in total. The CLO Notes mature on December 20, 2019, and, as of December 31, 2009, there was $273,752 outstanding under the Debt Securitization (excluding the Retained Notes). The blended pricing of the CLO Notes, excluding fees, is approximately 3-month LIBOR plus 27 basis points.

        The classes, amounts and interest rates (expressed as a spread to LIBOR) of the CLO Notes are as follows:

Class	Amount (millions)	LIBOR Spread (basis points)
A-1A	$73.2	25
A-1A VFN(1)	48.8	28
A-1B	14.0	37
A-2A	72.6	22
A-2B	33.0	35
B	9.0	43
C	23.2	70

Total	$273.8

(1)
Revolving class, all of which was drawn as of December 31, 2009.

        During the first five years from the closing date, principal collections received on the underlying collateral may be used to purchase new collateral, allowing us to maintain the initial leverage in the securitization for the entire five-year period. Under the terms of the securitization, up to 15% of the collateral may be subordinated loans that are neither first nor second lien loans.

        The Class A-1A VFN Notes are a revolving class of secured notes and allow us to borrow and repay AAA/Aaa financing over the initial five-year period thereby providing more efficiency in funding costs. All of the notes are secured by the assets of ARCC Commercial Loan Trust 2006, including commercial loans totaling $308.1 million as of the closing date, which were sold to the trust by the Company, the originator and servicer of the assets. As of December 31, 2009, there were 51 investments securing the notes. Additional commercial loans have been purchased by the trust from the Company primarily using the proceeds from the Class A-1A VFN Notes. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

        The interest charged under the Debt Securitization is based on 3-month LIBOR which as of December 31, 2009 was 0.25% and as of December 31, 2008 was 1.43%. For the years ended December 31, 2009, 2008 and 2007, the effective average interest rates were 1.26%, 3.68% and 5.82%, respectively. For the years ended December 31, 2009, 2008 and 2007, we incurred $3,568, $11,556 and $17,528 of interest expense, respectively. For the years ended December 31, 2009, 2008 and 2007, the cash paid for interest was $3,704, $11,881 and $17,513, respectively. The Company is also required to pay a commitment fee of 0.175% for any unused portion of the Class A-1A VFN Notes. For the years ended December 31, 2009 and 2008, there were no commitment fees incurred on these notes. For the year ended December 31, 2007, the commitment fee incurred was $23 on these notes.

9.     FAIR VALUE OF FINANCIAL INSTRUMENTS

        Effective January 1, 2008, the company adopted ASC 825-10 (previously SFAS No. 159, the Fair Value Option for Financial Assets and Liabilities), which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Company has not elected the ASC 25-10 option to report selected financial assets and liabilities at fair value. As a result, with the exception of the line items entitled "other assets" and "debt," which are reported at cost, all assets and liabilities approximate fair value on the balance sheet. The carrying value of the line items entitled "interest receivable," "receivable for open trades," "payable for open trades," "accounts payable and accrued expenses," "management and incentive fees payable" and "interest and facility fees payable" approximate fair value due to their short maturity.

        Effective January 1, 2008, the Company adopted ASC 820-10 (previously SFAS No. 157, Fair Value Measurements), which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Company to assume that the portfolio investment is sold in a principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        In addition to using the above inputs in investment valuations, we continue to employ the valuation policy approved by our board of directors that is consistent with ASC 820-10 (see Note 2). Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. Our valuation policy considers the fact that because there is not a readily available market value for most of the investments in our portfolio, the fair value of the investments must typically be determined using unobservable inputs.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses that would be realized based on the valuations currently assigned.

        The following table presents fair value measurements of cash and cash equivalents and investments as of December 31, 2009:

		Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$99,227	$99,227	$—	$—
Investments	$2,171,814	$—	$5,127	$2,166,687

        The following tables present changes in investments that use Level 3 inputs for the year ended December 31, 2009:

For the Year Ended December 31, 2009
Balance as of December 31, 2008	$1,862,462
Net unrealized gains (losses)	41,229
Net purchases, sales or redemptions	164,105
Net transfers in and/or out of Level 3	98,891

Balance as of December 31, 2009	$2,166,687

        As of December 31, 2009, the net unrealized loss on the investments that use Level 3 inputs was $198,895.

        Following are the carrying and fair values of our debt instruments as of December 31, 2009 and December 31, 2008. Fair value is estimated by discounting remaining payment using applicable current market rates which take into account changes in the Company's marketplace credit ratings.

	As of December 31, 2009		As of December 31, 2008
	Carrying Value	Fair Value	Carrying Value	Fair Value
Revolving Credit Facility	$474,144	$447,000	$480,486	$462,000
CP Funding Facility	221,569	226,000	114,300	113,000
Debt Securitization	273,752	217,000	314,000	148,000

	$969,465	$890,000	$908,786	$723,000

10.   DERIVATIVE INSTRUMENTS

        In October 2008, we entered into a two-year interest rate swap agreement to mitigate our exposure to adverse fluctuations in interest rates for a total notional amount of $75 million. Under the interest rate swap agreement, we will pay a fixed interest rate of 2.985% and receive a floating rate based on the prevailing three-month LIBOR. As of December 31, 2009, the 3-month LIBOR was 0.25%. For the years ended December 31, 2009 and 2008, we recognized $423 and $(2,164), respectively, in unrealized appreciation (depreciation) related to this swap agreement. As of December 31, 2009 and December 31, 2008, this swap agreement had a fair value of $(1,741) and $(2,164), respectively, which is included in the "accounts payable and other liabilities" in the accompanying consolidated balance sheet.

11.   RELATED PARTY TRANSACTIONS

        In accordance with the investment advisory and management agreement, we bear all costs and expenses of the operation of the Company and reimburse the investment adviser for all such costs and expenses incurred in the operation of the Company. For the years ended December 31, 2009, 2008 and 2007 the investment adviser incurred such expenses totaling $2,461, $2,292 and $1,985, respectively. As of December 31, 2009, $160 was unpaid and such payable is included in accounts payable and accrued expenses in the accompanying consolidated balance sheet.

        We rent office space directly from a third party pursuant to a lease that expires on February 27, 2011. In addition, we have entered into a sublease agreement with Ares Management whereby Ares Management subleases approximately 25% of our office space for a fixed rent equal to 25% of the basic annual rent payable by us under this lease, plus certain additional costs and expenses. For the years ended December 31, 2009, 2008 and 2007, such amounts payable to the Company totaled $652, $253 and $269, respectively.

        As of December 31, 2009, Ares Investments, an affiliate of Ares Management, (the sole member of our investment adviser) owned 2,859,882 shares of the Company's common stock representing approximately 2.6% of the total shares outstanding as of December 31, 2009.

        See Notes 3, 12 and 13 for descriptions of other related party transactions.

12.   IVY HILL ASSET MANAGEMENT, LP AND OTHER MANAGED FUNDS

        In November 2007, we established Ivy Hill Asset Management, L.P. ("IHAM") to serve as a manager for our first middle market credit fund, Ivy Hill Middle Market Credit Fund, Ltd. ("Ivy Hill I"). From inception until the second quarter of 2009, IHAM's financial results were consolidated with those of the Company. In June 2009, because of a shift in activity from being primarily a manager with no dedicated employees and of funds in which the Company has invested debt and equity, to a manager with individuals dedicated to managing an increasing number of third party funds for which the Company has limited or no investment, we concluded that GAAP requires the financial results of IHAM to be reported as a portfolio company in our schedule of investments rather than as a consolidated subsidiary in the Company's financial results. The Company made an equity investment of $3,816 into IHAM in June 2009.

        In December 2009, the Company made an incremental investment in IHAM to facilitate IHAM's acquisition of Allied Capital's management rights in respect of, and interests in, the Allied Capital Senior Debt Fund, L.P. (now referred to as Ivy Hill Senior Debt Fund, L.P. "Ivy Hill SDF"), of approximately $33 million in cash. Ivy Hill SDF currently has approximately $274 million of committed capital invested primarily in first lien loans and, to a lesser extent, second lien loans of middle-market companies. IHAM manages Ivy Hill SDF and receives fee income and is entitled to potential equity distributions in respect of interests that it acquired in Ivy Hill SDF.

        IHAM receives a 0.50% management fee on the average total assets of Ivy Hill I as compensation for managing this fund. For the years ended December 31, 2009, 2008 and 2007, the Company earned $900, $1,482 and $45, respectively, in management fees from IHAM's management of Ivy Hill I prior to IHAM's conversion to a portfolio company in June 2009. Ivy Hill I primarily invests in first and second lien bank debt of middle market companies. Ivy Hill I was initially funded with $404,000 of capital including a $56,000 investment by the Company consisting of $40,000 million of Class B notes and $16,000 of subordinated notes. For the years ended December 31, 2009, 2008 and 2007, the Company earned $5,742, $5,427 and $500, respectively, from its investments in Ivy Hill I.

        Ivy Hill I purchased investments from the Company of $18,000 and $68,000 during the years ended December 31, 2009 and 2008, respectively, and may from time to time buy additional investments from the Company. There was a loss of $20 recognized by the Company on these transactions.

        In November 2008, the Company established a second middle market credit fund, Ivy Hill Middle Market Credit Fund II, Ltd. ("Ivy Hill II" and, together with Ivy Hill SDF and Ivy Hill I, the "Ivy Hill Funds"), which is also managed by IHAM. IHAM receives a 0.50% management fee on the average total assets of Ivy Hill II as compensation for managing this fund. Ivy Hill II primarily invests in second lien and subordinated bank debt of middle market companies. Ivy Hill II was established with an initial commitment of $250,000 of subordinated notes, of which $125,000 has been funded, and may grow over time with leverage. Ivy Hill II purchased $28,000 of investments from the Company during the year ended December 31, 2009. A loss of $1,388 was recorded on these transactions. For the year ended December 31, 2009, the Company earned $365 in management fees from IHAM's management of Ivy Hill II prior to IHAM's conversion to a portfolio company in June 2009.

        In addition to the Ivy Hill Funds, IHAM also serves as the sub-adviser/sub-manager to four other funds including Firstlight Financial Corporation, a portfolio company of the Company.

        For the year ended December 31, 2009, the Company received $3,120 in distributions from IHAM consisting of $2,390 of dividend income and an $730 return of the Company's investment which resulted in a $494 realized gain. As of December 31, 2009, the Company had an unrealized gain of $3,643 on its investment in IHAM.

        Beginning in November 2008, IHAM, was party to a separate services agreement, referred to herein as the "services agreement," with Ares Capital Management. Pursuant to the services agreement, Ares Capital Management provides IHAM with office facilities, equipment, clerical, bookkeeping and record keeping services, services of investment professionals and others to perform investment advisory, research and related services, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the services agreement, IHAM reimburses Ares Capital Management for all of the costs associated with such services, including Ares Capital Management's allocable portion of overhead and the cost of its officers and respective staff in performing its obligations under the services agreement. The services agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. For the years ended December 31, 2009 and 2008, IHAM incurred such expenses payable to the Investment Adviser of $538 and $244, respectively.

        In October 2009, we completed our acquisition of Allied Capital's (as defined) interests in the Senior Secured Loan Fund ("SL Fund") for $165 million. The SL Fund was formed in December 2007 to invest in "unitranche" loans (loans that combine both senior and subordinated debt, generally in a first lien position) of middle-market companies and has approximately $3.6 billion of committed capital, approximately $900 million in aggregate principal amount of which is currently funded. Of the $2.7 billion of unfunded committed capital, approximately $350 million would be funded by the Company. Our investment entitles us to a coupon of LIBOR plus 8.0% plus a portion of the excess cash flow from the loan portfolio as well as certain other sourcing and management fees. Together with GE Commercial Finance Investment Advisory Services LLC, we serve as co-managers of the SL Fund for which we receive a management fee. As of December 31, 2009, SL Fund's portfolio consisted of $861.0 million of loans at par among eleven different issuers.

13.   STOCKHOLDERS' EQUITY

        On April 28, 2008, we completed a transferable rights offering, issuing 24,228,030 shares at a subscription price of $11.0016 per share, less dealer manager fees of $0.22 per share. Net proceeds after deducting the dealer manager fees and estimated offering expenses were approximately $259,800. Ares Investments LLC, an affiliate of the investment adviser, purchased 1,643,215 shares in the rights offering, bringing its total shares owned to 2,859,882 shares of common stock, representing approximately 2.9% of the total shares outstanding as of December 31, 2008.

        On August 19, 2009, we completed a public add-on equity offering (the "August Add-on Offering") of 12,439,908 shares of common stock (including 1,439,908 shares purchased pursuant to the underwriters' over-allotment option) at a price of $9.25 per share, less an underwriting discount totaling approximately $0.42 per share. The shares were offered at a discount from the then most recently determined net asset value per share of $11.21 pursuant to authority granted by our common stockholders at the annual meeting of stockholders held on May 4, 2009. Total proceeds received from the August Add-on Offering, net of underwriters' discount and offering costs, were approximately $109.1 million.

        The following table summarizes the total shares issued and proceeds we received net of underwriter, dealer manager and offering costs for the years ended December 31, 2009, 2008 and 2007 (in millions, except per share amounts):

	Shares issued	Offering price per share	Proceeds net of underwriting and offering costs
2009
August 2009 public offering	12.4	$9.25	$109.1

Total for the year ended December 31, 2009	12.4		$109.1
2008
April 2008 public offering	24.2	$11.00	$259.8

Total for the year ended December 31, 2008	24.2		$259.8
2007
August 2007 public offering	2.6	$16.30	$42.3
April 2007 public offering	15.5	$17.97	267.2
February 2007 public offering	1.4	$19.95	27.2
Underwriters over-allotment option related to December 2006 public offering	0.4	$18.50	7.5

Total for the year ended December 31, 2007	19.9		$344.2

14.   DIVIDEND

        The following table summarizes our dividends declared for the years ended December 31, 2009, 2008 and 2007 (in millions, except per share amount):

Date declared	Record date	Payment date	Per share amount	Total amount
November 5, 2009	December 15, 2009	December 31, 2009	$0.35	$38.4
August 6, 2009	September 15, 2009	September 30, 2009	$0.35	38.4
May 7, 2009	June 15, 2009	June 30, 2009	$0.35	34.1
March 2, 2009	March 16, 2009	March 31, 2009	$0.42	40.8

Total declared for 2009			$1.47	$151.7

November 6, 2008	December 15, 2008	January 2, 2009	$0.42	$40.8
August 7, 2008	September 15, 2008	September 30, 2008	$0.42	40.8
May 8, 2008	June 16, 2008	June 30, 2008	$0.42	40.8
February 28, 2008	March 17, 2008	March 31, 2008	$0.42	30.5

Total declared for 2008			$1.68	$152.9

November 8, 2007	December 14, 2007	December 31, 2007	$0.42	30.5
August 9, 2007	September 14, 2007	September 28, 2007	$0.42	30.4
May 10, 2007	June 15, 2007	June 29, 2007	$0.41	28.5
March 8, 2007	March 19, 2007	March 30, 2007	$0.41	22.1

Total declared for 2007			$1.66	$111.5

        The following table summarizes purchases we made of our common stock in the open market in order to satisfy part of the reinvestment portion of our dividends:

For the year ended	Shares repurchased	Average repurchase price
December 31, 2009	1,628,575	$6.85
December 31, 2008	1,277,118	$9.27
December 31, 2007	237,686	$15.00

15.   FINANCIAL HIGHLIGHTS

        The following is a schedule of financial highlights as of and for the years ended December 31, 2009, 2008 and 2007:

Per Share Data:	As of and for the year ended December 31, 2009	As of and for the year ended December 31, 2008	As of and for the year ended December 31, 2007
Net asset value, beginning of period(1)	$11.27	$15.47	$15.17
Issuance of common stock	(0.28)	(1.19)	0.59
Effect of antidilution (dilution)	(0.07)	0.23	—
Net investment income for period(2)	1.32	1.42	1.43
Net realized and unrealized gains (loss) for period(2)	0.67	(2.98)	(0.06)

Net (decrease) increase in stockholders' equity	1.64	(1.56)	1.37
Distributions from net investment income	(1.35)	(1.58)	(1.43)
Distributions from net realized capital gains on securities	(0.12)	(0.10)	(0.23)

Total distributions to stockholders	(1.47)	(1.68)	(1.66)

Net asset value at end of period(1)	$11.44	$11.27	$15.47

Per share market value at end of period	$12.45	$6.33	$14.63
Total return based on market value(3)	119.91%	(45.25)%	(14.76)%
Total return based on net asset value(4)	17.84%	(11.17)%	8.98%
Shares outstanding at end of period	109,944,674	97,152,820	72,684,090
Ratio/Supplemental Data:
Net assets at end of period	$1,257,888	$1,094,879	$1,124,550
Ratio of operating expenses to average net assets(5)(6)	9.78%	9.09%	9.12%
Ratio of net investment income to average net assets(5)(7)	11.72%	10.22%	9.14%
Portfolio turnover rate(5)	26%	24%	30%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheets.

(2)
Weighted average basic per share data.

(3)
For the year ended December 31, 2009, the total return based on market value for the year ended December 31, 2009 equals the increase of the ending market value at December 31, 2009 of $12.45 per share over the ending market value at December 31, 2008 of $6.33 per share plus the declared dividends of $1.47 per share for the year ended December 31, 2009, divided by the market value at December 31, 2008. For the year ended December 31, 2008, the total return based on market value for the year ended December 31, 2008 equals the increase of the ending market value at December 31, 2008 of $6.33 per share over the ending market value at December 31, 2007 of $14.63 per share plus the declared dividends of $1.68 per share for the year ended December 31, 2008, divided by the market value at December 31, 2007. For the year ended December 31, 2007, the total return based on market value for the year ended December 31, 2007 equals the increase of the ending market value at December 31, 2007 of $14.63 per share over the ending market value at December 31, 2006 of $19.11 per share plus the declared dividends of $1.66 per share for the year ended December 31, 2007, divided by the market value at December 31, 2006. Total return based on market value is not annualized. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(4)
For the year ended December 31, 2009, the total return based on net asset value equals the change in net asset value during the period plus the declared dividends of $1.47 per share for the year ended December 31, 2009 divided by the beginning net asset value for the period. For the year ended December 31, 2008, the total return based on net asset value equals the change in net asset value during the period plus the declared dividends of $1.68 per share for the year ended December 31, 2008 divided by the beginning net asset value for the period. For the year ended December 31, 2007, the total return based on net asset value equals the change in net asset value during the period plus the declared dividends of $1.66 per share for the year ended December 31, 2007 divided by the beginning net asset value for the period. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan and the issuance of common stock in connection with any equity offerings. Total return based on net asset value is not annualized. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
The ratios reflect an annualized amount.

(6)
For the year ended December 31, 2009, the ratio of operating expenses to average net assets consisted of 2.67% of base management fees, 2.93% of incentive management fees, 2.13% of the cost of borrowing and other operating expenses of 2.05%. For the year ended December 31, 2008, the ratio of operating expenses to average net assets consisted of 2.45% of base management fees, 2.55% of incentive management fees, 2.93% of the cost of borrowing and other operating expenses of 1.16%. For the year ended December 31, 2007, the ratio of operating expenses to average net assets consisted of 2.27% of base management fees, 2.26% of incentive management fees, 3.55% of the cost of borrowing and other operating expenses of 1.04%. These ratios reflect annualized amounts.

(7)
The ratio of net investment income to average net assets excludes income taxes related to realized gains.

16.   ALLIED ACQUISITION

        On October 26, 2009, we entered into a definitive agreement to acquire Allied Capital Corporation ("Allied Capital") in an all stock transaction (the "Allied Acquisition") valued at $648 million, or approximately $3.47 per Allied Capital share as of October 23, 2009. As of December 31, 2009, the transaction was valued at $756 million, or approximately $4.05 per Allied Capital share as of December 31, 2009.

        Under the terms of the transaction, each Allied Capital stockholder will receive 0.325 shares of our common stock for each share of Allied Capital common stock then owned by such stockholder. In connection with the Allied Acquisition, approximately 58.3 million shares of Ares Capital common stock (not including the effect of outstanding in-the money options) will be issued to Allied Capital's existing stockholders, thereby resulting in existing Ares Capital stockholders owning approximately 70% of the combined company and existing Allied Capital stockholders owning approximately 30% of the combined company. Consummation of the Allied Acquisition is subject to Allied Capital stockholder approval, Ares Capital stockholder approval, customary regulatory approvals, certain Ares Capital and Allied Capital lender consents and other closing conditions. The transaction is expected to close by the end of the first quarter of 2010. However, there can be no assurance that the Allied Acquisition will be consummated within this time frame, or at all.

17.   LITIGATION

        A number of lawsuits have been filed by stockholders of Allied Capital challenging the Allied Acquisition. These include: (1) In re Allied Capital Corporation Litigation, Case No. 324584V (Circuit Court for Montgomery County, Maryland); (2) Sandler v. Walton, et al., Case No. 2009 CA 008123 B (Superior Court for the District of Columbia); (3) Wienecki v. Allied Capital Corporation, et al., Case No. 2009 CA 008541 B (Superior Court for the District of Columbia); and (4) Ryan v. Walton, et al., Case No. 1:10-CV-000145-RMC (United States District Court for the District of Columbia). The suits were filed after the announcement of the Allied Acquisition on October 26, 2009 either as putative stockholder class actions, shareholder derivative actions or both. All of the actions assert similar claims against the members of Allied Capital's board of directors alleging that the Merger Agreement is the product of a flawed sales process and that Allied Capital's directors breached their fiduciary duties by agreeing to a structure that was not designed to maximize the value of Allied Capital's stockholders, by failing to adequately value and obtain fair consideration for Allied Capital's shares and by improperly rejecting competing offers by Prospect Capital. They also claim that Ares Capital (and, in several cases, the merger subsidiary, and, in several other cases, Allied Capital) aided and abetted the directors' alleged breaches of fiduciary duties. In addition, in Ryan v. Walton, et al., the plaintiffs also allege violations of Rule 14a-9(a) under the Securities Exchange Act of 1934. All of the actions demand, among other things, a preliminary and permanent injunction enjoining the Allied Acquisition and rescinding the transaction or any part thereof that may be implemented.

18.   SUBSEQUENT EVENTS

        Management has evaluated subsequent events through February 24, 2010, the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-K or would be required to be recognized in the Consolidated Financial Statements as of and for the years ended December 31, 2009 and 2008, except as disclosed below.

        On January 22, 2010, we entered into an agreement to amend and restate the Revolving Credit Facility. The amendment and restatement of the Revolving Credit Facility, among other things, increased the size of the facility from $525 million to $690 million (comprised of $615 million in commitments on a stand-alone basis and an additional $75 million in commitments contingent upon the closing of the Allied Acquisition), extended the maturity date to January 22, 2013 and modified pricing. Subject to certain exceptions, pricing under our prior revolving credit facility was based on LIBOR plus 1.00% or on an "alternate base rate" (which was the highest of a prime rate, the federal funds rate plus 0.50%, or one month LIBOR plus 1.00%). Subject to certain exceptions, pricing under the Revolving Credit Facility is based on LIBOR plus an applicable spread of between 2.50% and 4.00% or on the "alternate base rate" plus an applicable spread of between 1.50% and 3.00%, in each case based on a pricing grid depending on our credit rating. On January 22, 2010, the effective LIBOR spread under the Revolving Credit Facility was 3.00%. Additionally, we are required to pay a commitment fee of 0.50% on any unused portion of the Revolving Credit Facility. The Revolving Credit Facility is secured by substantially all of our assets (subject to certain exceptions, including investments held by certain of our subsidiaries). In connection with the amendment and restatement of the Revolving Credit Facility, we paid structuring and arrangement fees totaling $15.6 million. The Revolving Credit Facility includes an "accordion" feature that allows us, under certain circumstances, to increase the size of the facility to a maximum of $897.5 million on a stand-alone basis prior to the closing of the Allied Acquisition, and up to a maximum of $1.05 billion upon the closing of the Allied Acquisition, if any.

        Also on January 22, 2010, we combined our existing $225 million amortizing CP Funding Facility with our existing $200 million revolving CP Funding II Facility into a single $400 million revolving securitized facility, referred to as the combined CP Funding Facility. In connection with the combination, we terminated the CP Funding II Facility and entered into an Amended and Restated Purchase and Sale Agreement with Ares Capital CP Funding Holdings LLC, our wholly owned subsidiary ("CP Holdings"), pursuant to which we will sell to CP Holdings certain loans that we have originated or acquired, or will originate or acquire (the "Loans") from time to time, which CP Holdings will subsequently sell to Ares Capital CP, which is a wholly owned subsidiary of CP Holdings. The combined CP Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The combined CP Funding Facility, among other things, extends the maturity date of the facility to January 22, 2013 (with two one-year extension options, subject to mutual consent).

Subject to certain exceptions, the interest charged on the CP Funding Facility is based on LIBOR plus an applicable spread of between 2.25% and 3.75% or on a "base rate" (which is the higher of a prime rate, or the federal funds rate plus 0.50%) plus an applicable spread of between 1.25% to 2.75%, in each case, based on a pricing grid depending upon our credit rating. On January 22, 2010, the effective LIBOR spread under the combined CP Funding Facility was 2.75%. Additionally, we are required to pay a commitment fee of between 0.50% and 2.00% depending on the usage level on any unused portion of the combined CP Funding Facility.

        In February 2010, we completed a public add-on equity offering (the "February Add-on Offering") of 22,957,993 shares of common stock (including 1,957,993 shares pursuant to the partial exercise by the underwriters of their overallotment option) at a price of $12.75 per share, less an underwriting discount of $0.6375 per share. Total proceeds from the February Add-on Offering, net of underwriters' discount and offering costs, were approximately $278 million.

        We recently entered into a new office lease pursuant to which we will lease new office facilities from a third party. It is expected that we will start paying rent on the new office space in the first quarter of 2011. We also expect to enter into separate subleases with Ares and IHAM for their respective use of the new office space.

19.   SELECTED QUARTERLY DATA (Unaudited)

	2009
	Q4	Q3	Q2	Q1
Total investment income	$69,264	$60,881	$59,111	$56,016
Net investment income before net realized and unrealized gain (losses) and incentive compensation	$47,920	$41,133	$39,935	$37,750
Incentive compensation	$9,568	$8,227	$7,987	$7,550
Net investment income before net realized and unrealized gain (losses)	$38,352	$32,906	$31,948	$30,200
Net realized and unrealized gains (losses)	$31,278	$30,370	$2,805	$4,834
Net (decrease) increase in stockholders' equity resulting from operations	$69,630	$63,276	$34,753	$35,034
Basic and diluted earnings per common share	$0.64	$0.62	$0.36	$0.36
Net asset value per share as of the end of the quarter	$11.44	$11.16	$11.21	$11.20

	2008
	Q4	Q3	Q2	Q1
Total investment income	$62,723	$62,067	$63,464	$52,207
Net investment income before net realized and unrealized gain (losses) and incentive compensation	$40,173	$41,025	$45,076	$32,466
Incentive compensation	$8,035	$8,205	$9,015	$6,493
Net investment income before net realized and unrealized gain (losses)	$32,138	$32,820	$36,061	$25,973
Net realized and unrealized gains (losses)	$(142,638)	$(74,213)	$(32,789)	$(16,807)
Net (decrease) increase in stockholders' equity resulting from operations	$(110,500)	$(41,393)	$3,272	$9,166
Basic and diluted earnings per common share	$(1.14)	$(0.43)	$0.04	$0.12
Net asset value per share as of the end of the quarter	$11.27	$12.83	$13.67	$15.17

	2007
	Q4	Q3	Q2	Q1
Total investment income	$53,828	$47,931	$47,399	$39,715
Net investment income before net realized and unrealized gain (losses) and incentive compensation	$33,677	$29,875	$31,220	$23,699
Incentive compensation	$6,573	$5,966	$6,229	$4,755
Net investment income before net realized and unrealized gain (losses)	$27,104	$23,909	$24,991	$18,944
Net realized and unrealized gains (losses)	$(16,353)	$(984)	$8,576	$4,645
Net increase in stockholders' equity resulting from operations	$10,752	$22,924	$33,567	$23,589
Basic and diluted earnings per common share	$0.15	$0.32	$0.48	$0.44
Net asset value per share as of the end of the quarter	$15.47	$15.74	$15.84	$15.34

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(dollar amounts in thousands, except per share data)

	As of
	June 30, 2010	December 31, 2009
	(unaudited)
ASSETS
Investments at fair value (amortized cost of $3,875,476 and $2,376,384, respectively)
Non-controlled/non-affiliate company investments	$2,190,520	$1,568,423
Non-controlled affiliate company investments	592,438	276,351
Controlled affiliate company investments	1,011,062	327,040

Total investments at fair value	3,794,020	2,171,814
Cash and cash equivalents	138,778	99,227
Interest receivable	78,690	28,019
Other assets	62,214	14,455

Total assets	$4,073,702	$2,313,515

LIABILITIES
Debt	$1,244,938	$969,465
Management and incentive fees payable	26,655	66,495
Accounts payable and accrued expenses	71,882	16,533
Interest and facility fees payable	18,899	2,645
Payable for open trades	—	489
Dividend payable	55	—

Total liabilities	1,362,429	1,055,627
Commitments and contingencies (Note 6)
STOCKHOLDERS' EQUITY
Common stock, par value $.001 per share, 300,000,000 common shares authorized, 192,167,337 and 109,944,674 common shares issued and outstanding, respectively	192	110
Capital in excess of par value	2,650,799	1,490,458
Accumulated undistributed (overdistributed) net investment income	(29,218)	3,143
Accumulated net realized gain (loss) on investments, foreign currency transactions, extinguishment of debt and acquisitions	171,804	(31,115)
Net unrealized loss on investments and foreign currency transactions	(82,304)	(204,708)

Total stockholders' equity	2,711,273	1,257,888

Total liabilities and stockholders' equity	$4,073,702	$2,313,515

NET ASSETS PER SHARE	$14.11	$11.44

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(dollar amounts in thousands, except per share data)

	For the three months ended		For the six months ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
INVESTMENT INCOME:
From non-controlled/non-affiliate company investments:
Interest from investments	$64,891	$45,307	$110,966	$89,138
Capital structuring service fees	5,786	603	7,136	1,653
Management fees	2,347	—	2,675	—
Dividend income	1,918	617	1,918	1,043
Interest from cash & cash equivalents	17	57	28	210
Other income	1,759	1,748	2,554	2,697

Total investment income from non-controlled/non-affiliate company investments	76,718	48,332	125,277	94,741
From non-controlled affiliate company investments:
Interest from investments	15,375	6,528	19,995	12,103
Dividend income	88	123	191	137
Management fees	150	1,192	288	1,317
Other income	364	78	422	168

Total investment income from non-controlled affiliate company investments	15,977	7,921	20,896	13,725
From controlled affiliate company investments:
Interest from investments	23,796	2,155	34,637	5,093
Capital structuring service fees	1,906	—	2,657	194
Dividend income	1,418	—	1,796	—
Management fees	1,632	695	2,653	1,286
Other income	143	8	184	88

Total investment income from controlled affiliate company investments	28,895	2,858	41,927	6,661

Total investment income	121,590	59,111	188,100	115,127

EXPENSES:
Interest and credit facility fees	23,110	6,301	31,698	12,882
Base management fees	11,682	7,496	20,138	14,994
Incentive management fees	14,973	7,987	23,117	15,537
Professional fees	3,454	2,308	5,958	3,705
Professional fees and other costs related to the acquisition of Allied Capital Corporation	12,534	—	16,323	—
Administrative	2,378	1,092	3,609	2,096
Rent	1,341	577	2,094	1,156
Insurance	535	341	894	675
Depreciation	247	165	410	338
Directors fees	144	134	278	236
Other	965	684	1,811	1,251

Total expenses	71,363	27,085	106,330	52,870
NET INVESTMENT INCOME BEFORE INCOME TAXES	50,227	32,026	81,770	62,257

Income tax expense (benefit), including excise tax	686	78	524	109

NET INVESTMENT INCOME	49,541	31,948	81,246	62,148

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gains (losses):
Non-controlled/non-affiliate company investments	7,512	(857)	9,773	(2,162)
Non-controlled affiliate company investments	3,925	—	(3,734)	(482)
Controlled affiliate company investments	870	—	1,302	—
Foreign currency transactions	—	116	85	68

Net realized gains (losses)	12,307	(741)	7,426	(2,576)
Net unrealized gains (losses):
Non-controlled/non-affiliate company investments	65,107	11,333	96,081	1,888
Non-controlled affiliate company investments	7,243	(9,929)	19,088	(11,272)
Controlled affiliate company investments	463	2,175	7,387	(6,926)
Foreign currency transactions	—	(33)	(152)	(18)

Net unrealized gains (losses)	72,813	3,546	122,404	(16,328)
Net realized and unrealized gains (losses) from investments and foreign currency transactions	85,120	2,805	129,830	(18,904)

GAIN ON THE ACQUISITION OF ALLIED CAPITAL CORPORATION	195,876	—	195,876	—

REALIZED GAIN (LOSS) ON EXTINGUISHMENT OF DEBT	(383)	—	(383)	26,543

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$330,154	$34,753	$406,569	$69,787

BASIC AND DILUTED EARNINGS PER COMMON SHARE (Note 4)	$1.73	$0.36	$2.57	$0.72

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING—BASIC AND DILUTED (Note 4)	191,045,239	97,152,820	157,978,337	97,152,820

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of June 30, 2010 (unaudited)

(dollar amounts in thousands, except per unit data)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Financial
AGILE Fund I, LLC	Investment company	Member interest (0.05% interest)		4/1/2010	$264	$264		(16)

AllBridge Financial, LLC	Real estate finance company	Equity interest		4/1/2010	11,370	12,088	$0.30	(16)

BB&T Capital Partners/Windsor Mezzanine Fund, LLC	Investment company	Member interest (9.90% interest)		4/1/2010	13,372	14,785		(16)

Callidus Capital Corporation	Asset manager and finance company	Senior subordinated loan ($4,594 par due 8/2013)		4/1/2010	4,120	5,088	$1.11	(13)(16)
		Common stock (100 shares)		4/1/2010	—	—	$—

Callidus Debt Partners CDO Fund I, Ltd.	Investment company	Class C notes ($22,438 par due 12/2013)	2.13%	4/1/2010	1,568	1,777	$0.08	(16)
		Class D notes ($9,400 par due 12/2013)		4/1/2010	—	—	$—	(13)(16)

Callidus Debt Partners CLO Fund III, Ltd.	Investment company	Preferred stock (23,600,000 shares)	13.72%	4/1/2010	4,985	8,151	$0.37	(16)

Callidus Debt Partners CLO Fund IV, Ltd.	Investment company	Class D notes ($3,000 par due 4/2020)	5.08% (Libor + 4.55%/Q)	4/1/2010	1,755	1,739	$0.58	(16)
		Subordinated notes ($21,668 par due 4/2020)	1.80%	4/1/2010	7,591	9,935	$0.46	(16)

Callidus Debt Partners CLO Fund V, Ltd.	Investment company	Subordinated notes ($13,062 par due 11/2020)	11.10%	4/1/2010	8,422	10,091	$0.77	(16)

Callidus Debt Partners CLO Fund VI, Ltd.	Investment company	Class D notes ($9,635 par due 10/2021)	6.53% (Libor + 6.00%/Q)	4/1/2010	4,484	4,243	$0.44	(16)
		Subordinated notes ($33,659 par due 10/2021)	4.30%	4/1/2010	9,276	14,227	$0.42	(16)

Callidus Debt Partners CLO Fund VII, Ltd.	Investment company	Subordinated notes ($26,067 par due 1/2021)	18.16%	4/1/2010	10,517	14,516	$0.56	(16)

Callidus MAPS CLO Fund I LLC	Investment company	Class E notes ($17,000 par due 12/2017)	5.80% (Libor + 5.53%/Q)	4/1/2010	11,289	11,274	$0.66	(16)
		Subordinated notes ($17,000 par due 12/2017)	14.84%	4/1/2010	14,500	19,031	$0.47	(16)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Callidus MAPS CLO Fund II, Ltd.	Investment company	Class D notes ($7,700 par due 7/2022)	4.78% (Libor + 4.25%/Q)	4/1/2010	3,280	4,035	$0.52	(16)
		Subordinated notes ($18,542 par due 7/2022)	8.40%	4/1/2010	8,608	12,298	$0.66	(16)

Carador PLC(6)(8)(9)	Investment company	Ordinary shares (7,110,525 shares)		12/15/2006	9,033	3,982	$0.56	(16)

Catterton Partners VI, L.P.	Investment partnership	Limited partnership interest (0.05% interest)		4/1/2010	1,589	1,716		(16)

CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.94 unit)		9/7/2007	47	—

Ciena Capital LLC	Real estate secured small business lender	Senior secured revolving loan ($319,031 par due 3/2011)		4/1/2010	78,971	77,183	$0.24	(13)
		Senior secured loan ($4,969 par due 3/2011)		4/1/2010	5,041	4,969	$1.00	(13)
		Class B equity interest		4/1/2010	—	—
		Class B equity interest		4/1/2010	—	—
		Class C equity interest		4/1/2010	—	—

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($6,000 par due 6/2015)	15.00%	4/1/2010	5,988	6,000	$1.00
		Senior subordinated loan ($4,000 par due 6/2015)	15.00%	4/1/2010	3,992	4,000	$1.00
		Senior subordinated loan ($9,500 par due 6/2015)	15.00%	4/1/2010	9,521	9,500	$1.00

Compass Group Diversified Holdings, LLC	Middle market business manager	Senior secured revolving loan ($882 par due 12/2012)	3.04% (Libor + 2.50%/Q)	4/1/2010	882	882	$1.00	(16)
		Senior secured revolving loan ($37 par due 12/2012)	3.04% (Libor + 2.50%/Q)	4/1/2010	37	37	$1.00	(16)
		Senior secured revolving loan ($51 par due 12/2012)	4.75% (Base Rate + 1.50%/M)	4/1/2010	51	51	$1.00	(16)

Cortec Group Fund IV, L.P.	Investment partnership	Limited partnership interest (2.53% interest)		4/1/2010	3,407	3,363		(16)

Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	1,059	1,021		(16)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Direct Capital Corporation	Commercial equipment finance and leasing company	Senior secured loan ($8,175 par due 1/2014)		4/1/2010	8,919	9,097	$1.09	(13)
		Senior subordinated loan ($36,632 par due 3/2013)		4/1/2010	1,190	1,017	$0.03	(13)
		Subordinated loan ($19,039 par due 3/2013)		4/1/2010	—	—	$—	(13)
		Common stock (2,317,020 shares)		4/1/2010	—	—	$—

Dryden XVIII Leveraged Loan 2007 Limited	Investment company	Class B notes ($8,637 par due 10/2019)	5.03% (Libor + 4.50%/Q)	4/1/2010	3,627	3,579	$0.41	(16)
		Subordinated notes ($38,686 par due 10/2019)	10.20%	4/1/2010	12,364	14,623	$0.38	(16)

Dynamic India Fund IV	Investment company	Equity Interest		4/1/2010	4,822	4,822		(16)

eCentury Capital Partners, L.P.	Investment partnership	Limited partnership interest (25.00% interest)		4/1/2010	—	—

Fidus Mezzanine Capital, L.P.	Investment partnership	Limited partnership interest (30.50% interest)		4/1/2010	9,206	10,518

Financial Pacific Company	Commercial finance leasing company	Senior subordinated loan ($20,255 par due 2/2012)	15.00% Cash, 2.00% PIK	4/1/2010	11,264	11,681	$0.60	(4)(16)
		Senior subordinated loan ($20,252 par due 2/2012)	15.00% Cash, 2.00% PIK	4/1/2010	11,263	11,679	$0.60	(4)(16)
		Senior subordinated loan ($18,640 par due 2/2012)	15.00% Cash, 2.00% PIK	4/1/2010	10,373	10,750	$0.60	(4)(16)
		Subordinated loan ($10,025 par due 8/2012)	18.00% Cash, 2.00% PIK	4/1/2010	—	—	$—	(4)
		Preferred stock (8,583 shares)		4/1/2010	—	—	$—
		Preferred stock (424 shares)		4/1/2010	—	—	$—
		Preferred stock (450 shares)		4/1/2010	—	—	$—
		Common stock (12,711 shares)		4/1/2010	—	—	$—

Firstlight Financial Corporation(6)(9)	Investment company	Senior subordinated loan ($73,440 par due 12/2016)	1.00% PIK	12/31/2006	73,313	48,295	$0.66	(4)(16)
		Common stock (10,000 shares)		12/31/2006	10,000	—	$—
		Common stock (30,000 shares)		12/31/2006	30,000	—	$—

HCI Equity, LLC	Investment company	Member interest (1.00% interest)		4/1/2010	808	913		(16)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Imperial Capital Group, LLC and Imperial Capital Private Opportunities, LP(9)	Investment banking services	Common units (2,526 units)		5/10/2007	3	4,561	$1,805.62	(16)
		Common units (315 units)		5/10/2007	—	569	$1,806.35	(16)
		Common units (7,710 units)		5/10/2007	14,997	13,921	$1,805.58	(16)
		Limited partnership interest (80% interest)		5/10/2007	6,794	6,216		(16)

Ivy Hill Asset Management, L.P.(7)	Investment manager	Member interest		6/15/2009	85,424	105,044		(16)

Ivy Hill Middle Market Credit Fund, Ltd.(7)(8)(9)	Investment company	Subordinated notes ($15,351 par due 11/2018)	15.50%	11/20/2007	15,351	14,737	$0.96	(16)
		Class B deferrable interest notes ($40,000 par due 11/2018)	6.25% (Libor + 6.00%/Q)	11/20/2007	40,000	37,600	$0.94	(16)

Knightsbridge CLO 2007-1 Ltd.(7)	Investment company	Class E interest notes ($20,350 par due 1/2022)	9.53% (Libor + 9.00%/Q)	3/24/2010	14,852	11,347	$0.56	(16)

Knightsbridge CLO 2008-1 Ltd.(7)	Investment company	Class C interest notes ($14,400 par due 6/2018)	8.03% (Libor + 7.50%/Q)	3/24/2010	14,400	14,400	$1.00	(16)
		Class D interest notes ($9,000 par due 6/2018)	9.03% (Libor + 8.50%/Q)	3/24/2010	9,000	9,000	$1.00	(16)
		Class E interest notes ($14,850 par due 6/2018)	5.53% (Libor + 5.00%/Q)	3/24/2010	13,596	9,954	$0.67	(16)

Kodiak Fund LP	Investment partnership	Limited partnership interest (4.00% interest)		4/1/2010	941	962

Novak Biddle Venture Partners III, L.P.	Investment partnership	Limited partnership interest (2.46% interest)		4/1/2010	697	685

Pangaea CLO 2007-1 Ltd.	Investment company	Class D notes ($15,000 par due 1/2021)	5.28% (Libor + 4.75%/Q)	4/1/2010	8,889	7,722	$0.51	(16)

Partnership Capital Growth Fund I, LP(9)	Investment partnership	Limited partnership interest (25% interest)		6/16/2006	2,390	2,053		(16)

Senior Secured Loan Fund LLC(7)	Investment partnership	Subordinated certificates ($201,257 par due 12/2015)	15.94%	10/30/2009	190,535	202,800	$1.01	(16)

Slate Equity LLC	Investment company	Member interest (0.40% interest)		4/1/2010	7	7		(16)

SPP Mezzanine Funding II, L.P.	Investment partnership	Limited partnership interest (42.73% interest)		4/1/2010	5,904	5,649		(16)

Trivergance Capital Partners, LP(9)	Investment partnership	Limited partnership interest (100% interest)		6/5/2008	2,625	—

VSC Investors LLC(9)	Investment company	Membership interest (4.63% interest)		1/24/2008	805	652		(16)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Webster Capital II, L.P.	Investment partnership	Limited partnership interest (3.33% interest)		4/1/2010	687	690		(16)

					850,065	831,789			30.67%

Business Services
10th Street, LLC	Real estate holding company	Senior subordinated loan ($22,781 par due 11/2014)	8.93% Cash, 4.07% PIK	4/1/2010	22,781	22,781	$1.00	(4)(16)
		Member interest (10.00% interest)		4/1/2010	594	596
		Option (25,000 shares)		4/1/2010	25	35	$1.40

Avborne, Inc.	Aviation services	Common stock (27,500 shares)		4/1/2010	39	39	$1.42	(16)

Aviation Properties Corporation	Aviation services	Common stock (100 shares)		4/1/2010	—	—	$—

BenefitMall Holdings, Inc.	Insurance general agency to small businesses	Senior subordinated loan ($40,326 par due 6/2014)	18.00%	4/1/2010	40,326	40,326	$1.00
		Common stock (39,274,290 shares)		4/1/2010	53,510	57,647	$1.47	(16)
		Warrants		4/1/2010	—	—	$—

Booz Allen Hamilton, Inc.	Strategy and technology consulting services	Senior subordinated loan ($250 par due 7/2016)	13.00%	7/31/2008	221	250	$1.00	(16)
		Senior subordinated loan ($12,400 par due 7/2016)	13.00%	7/31/2008	12,311	12,400	$1.00	(2)(16)
		Senior secured loan ($737 par due 7/2015)	7.50% (Libor + 4.50%/Q)	7/31/2008	728	737	$1.00	(3)(14)

CitiPostal Inc.	Document storage and management services	Senior secured revolving loan ($691 par due 12/2013)	6.50% (Libor + 4.50%/M)	4/1/2010	691	691	$1.00	(14)(16)
		Senior secured revolving loan ($1,250 par due 12/2013)	6.75% (Base Rate + 3.50%/Q)	4/1/2010	1,250	1,250	$1.00	(16)
		Senior secured loan ($487 par due 12/2013)	11.00% Cash, 2.00% PIK	4/1/2010	487	487	$1.00	(4)(16)
		Senior secured loan ($49,838 par due 12/2013)	11.00% Cash, 2.00% PIK	4/1/2010	49,838	49,838	$1.00	(2)(4)
		Senior subordinated loan ($11,566 par due 12/2015)	16.00% PIK	4/1/2010	11,566	11,566	$1.00	(4)(16)
		Common stock (37,024 shares)		4/1/2010	—	—	$—

Cook Inlet Alternative Risk, LLC	Risk management services	Senior secured loan ($40,000 par due 4/2013)		4/1/2010	25,124	25,114	$0.63	(13)(16)
		Senior secured loan ($47,600 par due 4/2013)		4/1/2010	29,876	29,886	$0.63	(13)(16)
		Member interest (3.17% interest)		4/1/2010	—	—

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Coverall North America, Inc.	Commercial janitorial service provider	Senior secured loan ($15,763 par due 7/2011)	12.00%	4/1/2010	15,763	15,763	$1.00	(2)
		Senior secured loan ($15,864 par due 7/2011)	12.00%	4/1/2010	15,864	15,864	$1.00	(2)
		Senior subordinated loan ($5,563 par due 7/2011)	15.00% Cash, 1.00% PIK	4/1/2010	5,563	5,563	$1.00	(4)(16)
		Common stock (763,333 shares)		4/1/2010	2,999	4,380	$5.74	(16)

Digital VideoStream, LLC	Media post production company	Senior secured loan ($262 par due 2/2012)	10.00% Cash, 1.00% PIK	4/1/2010	262	262	$1.00	(2)(4)
		Senior secured loan ($7 par due 2/2012)	10.00% Cash, 1.00% PIK	4/1/2010	7	7	$0.94	(2)(4)
		Senior secured loan ($10,817 par due 2/2012)	11.00% Cash, 1.00% PIK	4/1/2010	10,817	10,817	$1.00	(2)(4)
		Convertible subordinated loan ($5,271 par due 2/2016)	10.00% PIK	4/1/2010	5,706	5,271	$1.00	(4)(16)

Diversified Mercury Communications, LLC	Business media consulting services	Senior secured loan ($2,141 par due 3/2013)	8.00% (Base Rate + 4.50%/Q)	4/1/2010	1,945	1,707	$0.85	(14)(16)

Gordian Acquisition Corporation		Member interest (100% interest)		4/1/2010	—	—

Impact Innovations Group, LLC	IT consulting and outsourcing services	Member interest (50.00% interest)		4/1/2010	—	—

Investor Group Services, LLC(6)	Financial services	Limited liability company membership interest (10.00% interest)		6/22/2006	—	500

Market Track Holdings, LLC	Business media consulting services company	Senior subordinated loan ($24,337 par due 6/2014)	11.50% Cash, 4.40% PIK	4/1/2010	24,337	24,337	$1.00	(4)(16)

Multi-Ad Services, Inc.	Marketing services and software provider	Senior secured loan ($1,878 par due 11/2011)	11.25%	4/1/2010	1,878	1,878	$1.00	(16)
		Member interest (10.50% interest)		4/1/2010	—	—
		Preferred equity		4/1/2010	788	1,286	$0.74	(16)

MVL Group, Inc.	Marketing research provider	Senior secured loan ($25,260 par due 7/2012)	12.00%	4/1/2010	25,260	25,260	$1.00	(16)
		Senior subordinated loan ($36,894 par due 7/2012)	12.00% Cash, 2.50% PIK	4/1/2010	35,669	36,073	$0.98	(4)(16)
		Senior subordinated loan ($144 par due 7/2012)	10.00%	4/1/2010	—	—	$—
		Common stock (554,091 shares)		4/1/2010	—	—	$—
		Common stock (6,625 shares)		4/1/2010	—	—	$—

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
PC Helps Support, LLC	Technology support provider	Senior secured loan ($7,390 par due 12/2013)	3.60% (Libor + 3.25%/M)	4/1/2010	7,390	7,316	$0.99	(3)
		Senior subordinated loan ($24,150 par due 12/2013)	12.76%	4/1/2010	24,150	24,150	$1.00	(16)

Penn Detroit Diesel Allison, LLC	Distributor of engines, transmissions and parts	Member interest (87.60% interest)		4/1/2010	20,069	17,200		(16)

Pillar Holdings LLC and PHL Holding Co.(6)	Mortgage services	Senior secured loan ($1,875 par due 5/2014)	14.50%	7/31/2008	1,875	1,875	$1.00	(16)
		Senior secured loan ($5,500 par due 5/2014)	14.50%	7/31/2008	5,500	5,500	$1.00	(2)(16)
		Senior secured loan ($15,144 par due 11/2013)	5.93% (Libor + 5.50%/B)	11/20/2007	15,144	15,144	$1.00	(2)
		Senior secured loan ($9,452 par due 11/2013)	5.93% (Libor + 5.50%/B)	11/20/2007	9,452	9,452	$1.00	(3)
		Common stock (84.78 shares)		11/20/2007	3,768	9,193	$108,433.59	(16)

Primis Marketing Group, Inc. and Primis Holdings, LLC(6)	Database marketing services	Senior subordinated loan ($10,222 par due 2/2013)		8/24/2006	10,222	102	$0.01	(13)(16)
		Preferred units (4,000 units)		8/24/2006	3,600	—	$—
		Common units (4,000,000 units)		8/24/2006	400	—	$—

Prommis Solutions, LLC, E-Default Services, LLC, Statewide Tax and Title Services, LLC & Statewide Publishing Services, LLC (formerly known as MR Processing Holding Corp.)	Bankruptcy and foreclosure processing services	Senior subordinated loan ($16,704 par due 2/2014)	11.50% Cash, 2.00% PIK	2/8/2007	16,704	16,704	$1.00	(4)(16)
		Senior subordinated loan ($26,897 par due 2/2014)	11.50% Cash, 2.00% PIK	2/8/2007	26,897	26,897	$1.00	(2)(4)(16)
		Preferred units (30,000 units)		4/11/2006	3,000	7,000	$5.83	(16)

Promo Works, LLC	Provider of in-store sampling programs	Senior secured loan ($20,739 par due 12/2012)	12.00% Cash, 6.00% PIK	4/1/2010	7,940	11,720	$0.57	(4)(16)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	250	$1.00	(16)

Stag-Parkway, Inc.	Recreation vehicle parts distributor	Senior subordinated loan ($19,044 par due 7/2012)	10.00%	4/1/2010	19,044	19,044	$1.00
		Common stock (25,000 shares)		4/1/2010	17,767	22,254	$890.16	(16)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Summit Business Media, LLC	Business media consulting services	Junior secured loan ($11,930 par due 7/2014)		8/3/2007	10,276	596	$0.05	(3)(13)

Summit Energy Services, Inc.	Provider of energy management and procurement services	Common stock (30,356 shares)		4/1/2010	184	184	$6.06
		Common stock (385,626 shares)		4/1/2010	2,336	2,343	$6.08

Tradesmen International, Inc.	Construction labor support	Senior subordinated loan ($20,000 par due 12/2014)	10.00%	4/1/2010	14,048	17,405	$0.87	(16)
		Warrants		4/1/2010	—	—	$—

VSS-Tranzact Holdings, LLC(6)	Management consulting services	Common membership interest (8.51% interest)		10/26/2007	10,204	6,483

Trover Solutions, Inc.	Healthcare collections services	Senior subordinated loan ($52,829 par due 11/2012)	10.50% Cash, 1.50% PIK	4/1/2010	52,828	52,829	$1.00	(4)(16)

Venturehouse-Cibernet Investors, LLC	Financial settlement services for intercarrier wireless roaming	Equity interest		4/1/2010	—	—

					679,273	676,252			24.93%

Healthcare-Services

Air Medical Group Holdings LLC	Air ambulance services	Senior secured revolving loan ($3,000 par due 3/2011)	2.48% (Libor + 2.00%/Q)	4/1/2010	2,955	2,940	$0.98	(16)
		Senior secured revolving loan ($1,785 par due 3/2011)	4.25% (Base Rate + 1.00%/Q)	4/1/2010	1,758	1,749	$0.98	(16)
		Preferred stock		4/1/2010	15,107	19,076	$7.68	(16)
		Preferred stock		4/1/2010	3,098	3,912	$7.68	(16)
		Common stock		4/1/2010	—	—	$—

Axium Healthcare Pharmacy, Inc.	Specialty pharmacy services	Senior subordinated loan ($3,224 par due 3/2015)	8.00% PIK	4/1/2010	2,956	3,063	$0.95	(4)

CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC(6)	Healthcare analysis services	Preferred stock (7,427 shares)	14.00% PIK	6/15/2007	8,763	7,887	$1,061.91	(4)(16)
		Common stock (9,679 shares)		6/15/2007	4,000	7,997	$826.22	(16)
		Common stock (1,546 shares)		6/15/2007	—	1,227	$793.65	(16)

DSI Renal, Inc.	Dialysis provider	Senior secured loan ($9,462 par due 3/2013)	9.00% (Libor + 7.00%/M)	4/4/2006	8,957	9,462	$1.00	(14)(16)
		Senior subordinated loan ($65,430 par due 4/2014)	6.00% Cash, 11.00% PIK	4/4/2006	64,942	64,769	$0.99	(4)(16)
		Common units (19,726 units)		4/4/2006	19,684	22,554	$1,143.36	(16)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
GG Merger Sub I, Inc.	Drug testing services	Senior secured loan ($11,330 par due 12/2014)	4.54% (Libor + 4.00%/Q)	12/14/2007	10,900	10,764	$0.95	(2)
		Senior secured loan ($12,000 par due 12/2014)	4.54% (Libor + 4.00%/Q)	12/14/2007	11,542	11,400	$0.95	(3)

HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Class A units (10,044,176 units)		6/26/2008	10,044	4,894	$0.49	(16)

Heartland Dental Care, Inc.	Dental services	Senior subordinated loan ($27,717 par due 7/2014)	14.25%	7/31/2008	27,717	27,717	$1.00	(16)

Magnacare Holdings, Inc., Magnacare Administrative Services, LLC, and Magnacare, LLC	Healthcare professional provider	Senior secured loan ($4,335 par due 1/2012)	7.50% (Libor + 5.50%/M)	2/26/2010	4,292	4,335	$1.00	(3)(14)(16)
		Senior subordinated loan ($54,000 par due 3/2015)	15.00% (Libor + 10.00% Cash, 3.00%PIK/Q)	3/26/2010	54,000	54,000	$1.00	(4)(14)(6)

MWD Acquisition Sub, Inc.	Dental services	Junior secured loan ($5,000 par due 5/2013)	6.60% (Libor + 6.25%/M)	5/3/2007	5,000	4,700	$0.94	(3)

MPBP Holdings, Inc., Cohr Holdings, Inc. and MPBP Acquisition Co., Inc.	Healthcare equipment services	Junior secured loan ($19,425 par due 1/2014)		1/31/2007	19,425	971	$0.05	(13)(16)
		Junior secured loan ($11,655 par due 1/2014)		1/31/2007	11,655	583	$0.05	(3)(13)(16)
		Common stock (50,000 shares)		1/31/2007	5,000	—	$—

NS Merger Sub, Inc. and NS Holdings, Inc.	Healthcare technology provider	Senior subordinated loan ($50,579 par due 6/2017)	13.50%	6/21/2010	50,579	50,579	$1.00	(16)
		Common stock (2,500,000 shares)		6/21/2010	2,500	2,500	$1.00	(16)

OnCURE Medical Corp.	Radiation oncology care provider	Common stock (857,143 shares)		8/18/2006	3,000	2,218	$2.59	(16)

Passport Health Communications, Inc., Passport Holding Corp. and Prism Holding Corp.	Healthcare technology provider	Senior secured loan ($11,487 par due 5/2014)	10.50% (Libor + 7.50%/B)	5/9/2008	11,487	11,487	$1.00	(2)(14)
		Senior secured loan ($10,604 par due 5/2014)	10.50% (Libor + 7.50%/B)	5/9/2008	10,604	10,604	$1.00	(3)(14)
		Series A preferred stock (1,594,457 shares)		7/30/2008	9,900	9,900	$6.21	(16)
		Common stock (16,106 shares)		7/30/2008	100	100	$6.21	(16)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
PG Mergersub, Inc.	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Senior subordinated loan ($4,000 par due 3/2016)	12.50%	3/12/2008	3,943	4,000	$1.00	(16)
		Common stock (16,667 shares)		3/12/2008	167	167	$0.01	(16)
		Preferred stock (333 shares)		3/12/2008	333	333	$999.01	(16)

Reed Group, Ltd.	Medical disability management services provider and publisher	Senior secured revolving loan ($1,088 par due 12/2013)		4/1/2010	1,097	1,044	$1.11	(13)(16)
		Senior secured loan ($10,755 par due 12/2013)		4/1/2010	9,129	10,325	$0.96	(13)(16)
		Senior subordinated loan ($19,625 par due 12/2013)		4/1/2010	15,918	14,915	$0.76	(13)(16)
		Equity interest		4/1/2010	203	—	$—

Regency Healthcare Group, LLC	Hospice provider	Preferred member interest (6.10% interest)		4/1/2010	2,007	1,878	$1.44	(16)

Soteria Imaging Services, LLC	Outpatient medical imaging provider	Junior secured loan ($1,750 par due 11/2010)	14.50%	4/1/2010	1,707	1,676	$0.96	(16)
		Junior secured loan ($2,500 par due 11/2010)	12.50%	4/1/2010	2,439	2,394	$0.96	(16)
		Preferred member interest (6.31% interest)		4/1/2010	—	—	$—

U.S. Renal Care, Inc.		Senior subordinated loan ($20,030 par due 5/2017)	11.25% Cash, 2.00% PIK	5/24/2010	20,030	20,030	$1.00	(4)(16)

Univita Health, Inc.	Outsourced services provider	Senior subordinated loan ($20,776 par due 12/2014)	12.00% Cash, 3.00% PIK	12/22/2009	20,776	20,776	$1.00	(4)(16)

VOTC Acquisition Corp.	Radiation oncology care provider	Senior secured loan ($7,503 par due 7/2012)	11.00% Cash, 2.00% PIK	6/30/2008	7,503	7,503	$1.00	(4)(16)
		Preferred stock (3,888,222 shares)		7/14/2008	8,749	7,511	$1.93

					473,966	443,940			16.37%

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Restaurants

ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan ($2,010 par due 11/2012)	6.50% (Libor + 3.50%/Q)	11/27/2006	2,010	2,010	$1.00	(14)(16)
		Senior secured revolving loan ($233 par due 11/2012)	6.50% (Base Rate + 2.50%/Q)	11/27/2006	233	233	$1.00	(14)(16)
		Senior secured loan ($23,399 par due 11/2013)	12.50% (Libor + 6.50%/Q)	11/27/2006	23,405	23,399	$1.00	(2)(14)
		Senior secured loan ($10,967 par due 11/2013)	12.50% (Libor + 6.50%/Q)	11/27/2006	10,967	10,967	$1.00	(3)(14)
		Promissory note ($13,105 par due 11/2016)	12.00% PIK	6/1/2006	13,093	13,093	$99.91	(4)(16)
		Warrants to purchase up to 0.61 shares		6/1/2006	—	665	$665,000.00	(16)

Encanto Restaurants, Inc.(8)	Restaurant owner and operator	Junior secured loan ($20,997 par due 8/2013)	11.00%	8/16/2006	20,997	19,947	$0.95	(2)
		Junior secured loan ($3,999 par due 8/2013)	11.00%	8/16/2006	3,999	3,799	$0.95	(3)

Hot Light Brands, Inc.	Real estate holding company	Senior secured loan ($28,662 par due 2/2011)		4/1/2010	6,144	6,119	$0.22	(13)(16)
		Common stock (93,500 shares)		4/1/2010	—	—	$—

Huddle House, Inc.	Restaurant franchisor	Senior subordinated loan ($19,992 par due 12/2015)	12.00% Cash, 3.00% PIK	4/1/2010	19,740	18,069	$0.90	(4)(16)
		Common stock (358,428 shares)		4/1/2010	—	—	$—

OTG Management, Inc.	Airport restaurant operator	Junior secured loan ($5,016 par due 6/2013)	16.00% (Libor + 13.00%/M), 14.00% Cash, 2.00% PIK	6/19/2008	5,016	5,016	$1.00	(4)(14)(16)
		Junior secured loan ($41,178 par due 6/2013)	20.50% (Libor + 17.50%/M), 14.00% Cash, 6.50% PIK	6/19/2008	41,213	41,178	$1.00	(4)(14)(16)
		Warrants to purchase up to 100,857 shares of common stock			100	4,415	$43.77	(16)
		Warrants to purchase up to 9 shares of common stock			—	—	$—	(16)

PMI Holdings, Inc.	Restaurant owner and operator	Senior secured revolving loan ($875 par due 5/2015)	10.00% (Libor + 8.00%/B)	5/5/2010	875	875	$1.00	(14)(16)
		Senior secured loan ($9,973 par due 5/2015)	10.00% (Libor + 800%/B)	5/5/2010	9,973	9,973	$1.00	(2)(14)
		Senior secured loan ($9,973 par due 5/2015)	10.00% (Libor + 800%/B)	5/5/2010	9,973	9,973	$1.00	(3)(14)
		Senior secured loan ($2 par due 5/2015)	10.25% (Base Rate + 7.00%/M)	5/5/2010	2	2	$1.00	(2)
		Senior secured loan ($2 par due 5/2015)	10.25% (Base Rate + 7.00%/M)	5/5/2010	2	2	$1.00	(3)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
S.B. Restaurant Company	Restaurant owner and operator	Senior secured loan ($38,327 par due 4/2011)	11.75%	4/1/2010	28,546	33,747	$0.88	(16)
		Preferred stock (46,690 shares)		4/1/2010	—	—	$—
		Warrants		4/1/2010	—	—	$—

Vistar Corporation and Wellspring Distribution Corp.	Food service distributor	Senior subordinated loan ($31,625 par due 5/2015)	13.50%	5/23/2008	31,625	30,676	$0.97	(16)
		Senior subordinated loan ($30,000 par due 5/2015)	13.50%	5/23/2008	30,000	29,100	$0.97	(2)(16)
		Class A non-voting common stock (1,366,120 shares)		5/23/2008	7,500	4,500	$3.29	(16)

					265,413	267,758			9.87%

Education

Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Senior secured loan ($3,306 par due 8/2013)	10.00% Cash, 3.00% PIK	2/8/2008	3,306	3,306	$1.00	(4)(15)(16)
		Senior secured loan ($30,731 par due 8/2013)	10.00% Cash, 3.00% PIK	2/8/2008	30,731	30,731	$1.00	(2)(4)(15)(16)
		Senior secured loan ($9,098 par due 8/2013)	10.00% Cash, 3.00% PIK	2/8/2008	9,098	9,098	$1.00	(4)(15)(16)
		Preferred stock (493,147 shares)	8.00% PIK	2/8/2008	9,949	18,005	$36.51	(4)(16)

Community Education Centers, Inc.	Offender re-entry and in-prison treatment services provider	Senior subordinated loan ($38,096 par due 11/2013)		4/1/2010	35,203	35,810	$0.94	(13)(16)

eInstruction Corporation	Provider of student response systems	Junior secured loan ($17,000 par due 7/2014)	7.85% (Libor + 7.50%/M)	4/1/2010	14,563	14,960	$0.88	(16)
		Senior subordinated loan ($21,487 par due 1/2015)	16.00% PIK	4/1/2010	19,486	19,983	$0.93	(4)(16)
		Common stock (2,406 shares)		4/1/2010	926	1,256	$522.03	(16)

ELC Acquisition Corporation	Developer, manufacturer and retailer of educational products	Senior secured loan ($161 par due 11/2012)	3.60% (Libor + 3.25%/M)	11/30/2006	161	161	$1.00	(3)
		Junior secured loan ($8,333 par due 11/2013)	7.35% (Libor + 7.00%/M)	11/30/2006	8,333	8,333	$1.00	(3)

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.(8)	Private school operator	Series C preferred stock (1,994,644 shares)		6/7/2010	547	2,586	$1.30	(16)
		Series C preferred stock (517,942 shares)		6/7/2010	142	672	$1.30	(16)
		Common stock (16 shares)		6/7/2010	—	—	$—	(16)
		Common stock (4 shares)		6/7/2010	—	—	$—	(16)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
JTC Education Holdings, Inc.	Postsecondary school operator	Senior secured loan ($20,250 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	20,250	20,250	$1.00	(14)(16)
		Senior secured loan ($11,000 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	11,000	11,000	$1.00	(3)(14)(16)

R3 Education, Inc. (formerly known as Equinox EIC Partners, LLC and MUA Management Company) and EIC Acquisitions Corp.(8)	Medical school operator	Senior secured loan ($7,275 par due 4/2013)	9.00% (Libor + 6.00%/M)	4/3/2007	7,275	10,802	$1.48	(3)(14)
		Senior secured loan ($10,113 par due 4/2013)	9.00% (Libor + 6.00%/Q)	9/21/2007	10,113	15,016	$1.48	(14)(16)
		Senior secured loan ($4,000 par due 4/2013)	9.00% (Libor + 6.00%/Q)	9/21/2007	4,000	5,939	$1.48	(3)(14)(16)
		Senior secured loan ($5,371 par due 4/2013)	13.00% PIK	12/8/2009	1,742	7,975	$1.48	(4)(16)
		Preferred stock (8,800 shares)		7/30/2008	2,200	1,100	$125.00	(16)
		Warrants to purchase up to 27,890 shares		12/8/2009	—	—	$—
		Common membership interest (26.27% interest)		9/21/2007	15,800	20,196		(16)

					204,825	237,179			8.74%

Beverage, Food and Tobacco

Apple & Eve, LLC and US Juice Partners, LLC(6)	Juice manufacturer	Senior secured loan ($14,242 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	14,242	14,242	$1.00	(14)(16)
		Senior secured loan ($14,985 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	14,985	14,985	$1.00	(3)(14)(16)
		Senior units (50,000 units)		10/5/2007	5,000	5,500	$110.00

Border Foods, Inc.	Mexican ingredient and food product manufacturer	Senior secured loan ($4,250 par due 3/2012)	9.00% (Base Rate + 4.00%/M)	4/1/2010	4,250	4,250	$1.00	(3)(14)
		Senior secured loan ($29,876 par due 3/2012)	13.50%	4/1/2010	29,876	29,876	$1.00	(16)
		Preferred stock (100,000 shares)		4/1/2010	21,346	21,808	$218.08	(16)
		Common stock (148,838 shares)		4/1/2010	13,472	5,942	$39.92	(16)
		Common stock (87,707 shares)		4/1/2010	—	3,502	$39.92	(16)
		Common stock (23,922 shares)		4/1/2010	—	955	$39.92	(16)

Bumble Bee Foods, LLC and BB Co-Invest LP	Canned seafood manufacturer	Common stock (4,000 shares)		11/18/2008	4,000	8,480	$2,120.00	(16)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan ($6,272 par due 2/2013)	13.00% PIK	2/6/2008	6,272	6,272	$1.00	(4)(16)
		Preferred stock (6,258 shares)		9/1/2006	2,500	1,725	$275.64	(16)

Distant Lands Trading Co.	Provider of premium coffee and coffee beans	Senior secured revolving loan ($10,000 par due 11/2011)	8.25% (Base Rate + 5.00%/Q)	4/1/2010	9,829	9,500	$0.95	(16)
		Senior secured loan ($43,581 par due 11/2011)	13.00%	4/1/2010	42,831	41,402	$0.95	(16)
		Common stock (1,294 shares)		4/1/2010	980	353	$272.80	(16)
		Common stock (2,157 shares)		4/1/2010	—	588	$272.60	(16)

Hot Stuff Foods, LLC	Food service to convenience stores	Senior secured loan ($38,377 par due 2/2012)	3.85% (Libor + 3.50%/M)	4/1/2010	38,377	38,377	$1.00	(16)
		Junior secured loan ($31,320 par due 8/2012)		4/1/2010	24,581	25,423	$0.81	(13)(16)
		Senior subordinated loan ($31,532 par due 2/2013)		4/1/2010	—	—	$—	(13)
		Subordinated loan ($20,841 par due 2/2013)		4/1/2010	—	—	$—	(13)
		Common stock (25,001 shares)		4/1/2010	—	—	$—
		Common stock (1,122,452 shares)		4/1/2010	—	—	$—

					232,541	233,180			8.60%

Consumer Products-Durable

Bushnell, Inc.	Sports optics manufacturer	Senior subordinated loan ($41,325 par due 2/2014)	6.79% (Libor + 6.50%/Q)	4/1/2010	29,493	28,928	$0.70	(16)

Carlisle Wide Plank Floors, Inc.	Hardwood floor manufacturer	Senior secured loan ($1,675 par due 6/2011)	12.00% Cash, 2.00% PIK	4/1/2010	1,538	1,508	$0.90	(4)(16)
		Member interest (3.80% interest)		4/1/2010	—	—
		Common stock (345,056 shares)		4/1/2010	—	—

Direct Buy Holdings, Inc. and Direct Buy Investors, LP(6)	Membership-based buying club franchisor and operator	Senior secured loan ($2,121 par due 11/2012)	7.75% (Libor + 6.00%/M)	12/14/2007	2,064	2,015	$0.95	(2)(14)
		Senior subordinated loan ($79,999 par due 5/2013)	12.00% Cash, 4.00% PIK	4/1/2010	75,723	75,999	$0.95	(4)(16)
		Limited partnership interest		4/1/2010	3,112	3,054		(16)
		Partnership interests (19.31% interest)		11/30/2007	10,000	4,000		(16)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
The Step2 Company, LLC	Manufacturer of plastic childrens and home products	Senior secured loan ($94,359 par due 4/2012)	12.00% Cash, 1.00% PIK	4/1/2010	89,307	85,856	$0.91	(4)(16)
		Common equity interest		4/1/2010	—	—	$—
		Preferred equity interest		4/1/2010	24	—	$—	(16)

					211,261	201,360			7.42%

Consumer Products-Non-durable

Blacksmith Brands Holdings, Inc. and Blacksmith Brands, Inc.	Consumer products and personal care manufacturer	Senior secured loan ($22,229 par due 12/2014)	12.50% (Base Rate + 8.50%/Q)	10/23/2009	22,229	22,229	$1.00	(14)(16)

Gilchrist & Soames, Inc.	Personal care manufacturer	Senior subordinated loan ($23,519 par due 10/2013)	13.44%	4/1/2010	22,632	22,814	$0.97	(16)

Ideal Snacks Corporation	Snacks manufacturer	Senior secured revolving loan ($1,053 par due 6/2011)	8.50% (Base Rate + 4.00%/M)	4/1/2010	1,053	1,000	$0.95	(14)(16)

Insight Pharmaceuticals Corporation	Marketer of OTC pharmaceuticals	Senior subordinated loan ($54,994 par due 9/2012)	13.00% Cash, 2.00% PIK	4/1/2010	54,994	54,994	$1.00	(4)(16)
		Common stock (155,000 shares)		4/1/2010	12,070	10,244	$66.09	(16)

Making Memories Wholesale, Inc.(7)	Scrapbooking branded products manufacturer	Senior secured loan ($9,625 par due 8/2014)	10.00% (Base Rate + 5.50%/Q)	8/21/2009	7,670	9,625	$1.00	(14)(16)
		Senior secured loan ($5,334 par due 8/2014)	7.50% Cash, 7.50% PIK	8/21/2009	4,137	267	$0.05	(4)(16)
		Senior secured revolving loan ($500 par due 8/2014)	10.00% (Libor + 6.50%/Q)	8/21/2009	500	500	$1.00	(14)(16)
		Common stock (100 shares)		8/21/2009	—	—	$—

The Thymes, LLC(7)	Cosmetic products manufacturer	Preferred stock (6,283 shares)	8.00% PIK	6/21/2007	7,061	6,355	$1,011.53	(4)
		Common stock (5,400 shares)		6/21/2007	—	—	$—

Woodstream Corporation	Pet products manufacturer	Senior subordinated loan ($4,743 par due 2/2015)	12.00%	1/22/2010	4,307	4,411	$0.93	(16)
		Senior subordinated loan ($50,257 par due 2/2015)	12.00%	1/22/2010	43,243	46,739	$0.93	(16)
		Common units (4,254 units)		1/22/2010	1,222	2,310	$543.03	(16)

					181,118	181,488			6.69%

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Services-Other

Diversified Collection Services, Inc.	Collections and default prevention services	Senior secured loan ($7,000 par due 3/2012)	7.50% (Libor + 5.50%/Q)	4/1/2010	7,000	7,000	$1.00	(14)(16)
		Senior secured loan ($36,000 par due 9/2012)	13.75% (Libor + 11.75%/Q)	4/1/2010	36,000	36,000	$1.00	(14)(16)
		Preferred stock (14,927 shares)		5/18/2006	169	279	$18.69	(16)
		Common stock (114,004 shares)		2/2/2005	295	552	$4.84	(16)
		Common stock (478,816 shares)		4/1/2010	1,478	1,645	$3.44	(16)

Driven Brands, Inc.	Franchisor of car care services	Senior secured loan ($3,982 par due 10/2014)	7.00% (Base Rate + 3.75%/M)	4/1/2010	3,866	3,982	$1.00	(3)
		Common stock (3,772,098 shares)		4/1/2010	4,939	5,250	$1.39

Growing Family, Inc. and GFH Holdings, LLC(6)	Photography services	Senior secured revolving loan ($133 par due 8/2011)	9.00% (Libor + 6.00%/Q)	3/16/2007	131	59	$0.44	(14)(16)
		Senior secured revolving loan ($2,252 par due 8/2011)	9.00% (Libor + 6.00%/Q)	3/16/2007	2,231	1,007	$0.44	(14)(16)
		Senior secured loan ($6,498 par due 3/2013)	9.00% (Libor + 6.00%/Q)	3/16/2007	6,471	2,901	$0.45	(14)(16)
		Senior secured loan ($383 par due 3/2013)	9.00% (Libor + 6.00%/Q)	3/16/2007	359	161	$0.42	(14)(16)
		Preferred stock (8,750 shares)		3/16/2007	—	—	$—
		Common stock (552,430 shares)		3/16/2007	872	—	$—
		Warrants to purchase up to 11,313,678 Class B units		3/16/2007	—	—	$—

NPA Acquisition, LLC	Powersport vehicle auction operator	Junior secured loan ($7,286 par due 2/2013)	7.10% (Libor + 6.75%/M)	8/23/2006	7,286	7,286	$1.00	(3)
		Common units (1,709 units)		8/23/2006	1,000	3,000	$1,755.41

PODS Funding Corp.	Storage and warehousing	Senior subordinated loan ($25,125 par due 6/2015)	15.00%	12/23/2009	25,125	25,125	$1.00	(16)
		Senior subordinated loan ($6,500 par due 12/2015)	16.64% PIK	12/23/2009	5,150	5,980	$0.92	(4)(16)

United Road Towing, Inc.	Towing company	Junior secured loan ($18,729 par due 1/2014)	16.25% (Libor + 8.25%/Q), 14.75% Cash, 1.50% PIK	4/1/2010	18,464	18,729	$1.00	(4)(14)(16)
		Warrants		4/1/2010	—	—	$—

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Web Services Company, LLC	Laundry service and equipment provider	Senior secured loan ($4,913 par due 8/2014)	7.00% (Base Rate + 3.75%/Q)	6/15/2009	4,660	4,913	$1.00	(3)
		Senior subordinated loan ($13,392 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	13,392	13,392	$1.00	(4)(16)
		Senior subordinated loan ($26,129 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	26,129	26,129	$1.00	(2)(4)(16)

					165,017	163,390			6.02%

Retail

Apogee Retail, LLC	For-profit thrift retailer	Senior secured loan ($25,978 par due 3/2012)	5.60% (Libor + 5.25%/M)	3/27/2007	25,968	25,458	$0.98	(2)
		Senior secured loan ($11,367 par due 3/2012)	5.60% (Libor + 5.25%/M)	3/27/2007	11,362	11,140	$0.98	(3)
		Senior secured loan ($2,954 par due 3/2012)	5.60% (Libor + 5.25%/M)	3/27/2007	2,954	2,895	$0.98	(2)
		Senior secured loan ($3,352 par due 9/2012)	12.00% Cash, 4.00% PIK	5/28/2008	3,352	3,352	$1.00	(4)(16)
		Senior secured loan ($11,293 par due 9/2012)	12.00% Cash, 4.00% PIK	5/28/2008	11,293	11,293	$1.00	(4)(16)

Fulton Holding Corp and FHC Holdings, LLC	Airport restaurant operator	Senior secured loan ($40,000 par due 5/2016)	12.50%	5/28/2010	40,000	40,000	$1.00	(2)
		Common stock (19,672 shares)		5/27/2010	1,967	1,967	$100.00	(16)

Savers, Inc. and SAI Acquisition Corporation	For-profit thrift retailer	Common stock (1,170,182 shares)		8/8/2006	4,500	6,520	$5.57	(16)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Things Remembered, Inc. and TRM Holdings Corporation	Personalized gifts retailer	Senior secured loan ($30 par due 9/2012)	6.50% (Base Rate + 2.25%), 5.50% Cash, 1.00% PIK	9/28/2006	29	28	$0.95	(3)(4)(14)
		Senior secured loan ($3,626 par due 9/2012)	6.50% (Base Rate + 2.25%), 5.50% Cash, 1.00% PIK	9/28/2006	3,623	3,445	$0.95	(3)(4)(14)
		Senior secured loan ($210 par due 9/2012)	6.50% (Base Rate + 2.25%), 5.50% Cash, 1.00% PIK	9/28/2006	210	200	$0.95	(4)(14)(16)
		Senior secured loan ($54 par due 9/2012)	6.50% (Base Rate + 2.25%), 5.50% Cash, 1.00% PIK	9/28/2006	54	51	$0.95	(3)(4)(14)(16)
		Senior secured loan ($28,402 par due 9/2012)	6.50% (Base Rate + 2.25%), 5.50% Cash, 1.00% PIK	9/28/2006	28,379	26,982	$0.95	(4)(14)(16)
		Senior secured loan ($7,303 par due 9/2012)	6.50% (Base Rate + 2.25%), 5.50% Cash, 1.00% PIK	9/28/2006	7,297	6,938	$0.95	(3)(4)(14)(16)
		Preferred stock (73 shares)		3/19/2009	—	497	$6,795.19	(16)
		Preferred stock (80 shares)		9/28/2006	1,800	543	$6,787.50	(16)
		Common stock (800 shares)		9/28/2006	200	—	$—
		Warrants to purchase up to 859 shares of preferred stock		3/19/2009	—	—	$—

					142,988	141,309			5.21%

Manufacturing

Emerald Performance Materials, LLC	Polymers and performance materials manufacturer	Senior secured loan ($536 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/16/2006	536	536	$1.00	(3)(14)
		Senior secured loan ($8,392 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/16/2006	8,392	8,392	$1.00	(3)(14)
		Senior secured loan ($313 par due 5/2011)	8.50% (Base Rate + 3.50%/M)	5/16/2006	313	313	$1.00	(3)(14)
		Senior secured loan ($1,604 par due 5/2011)	10.00% (Libor + 6.00%/M)	5/16/2006	1,604	1,604	$1.00	(3)(14)
		Senior secured loan ($5,012 par due 5/2011)	13.00% Cash, 3.00% PIK	5/16/2006	5,012	5,012	$1.00	(2)(4)

Jakel, Inc.	Electric motor manufacturer	Senior subordinated loan ($748 par due 3/2011)		4/1/2010	—	—	$—	(13)

Reflexite Corporation(7)	Developer and manufacturer of high-visibility reflective products	Senior subordinated loan ($6,154 par due 11/2014)	20.00% (Base Rate + 9.00% Cash, 7.50% PIK)	2/26/2008	6,154	6,154	$1.00	(4)(14)(16)
		Senior subordinated loan ($11,251 par due 11/2014)	20.00% (Base Rate + 9.00% Cash, 7.50% PIK)	2/26/2008	11,251	11,251	$1.00	(3)(4)(14)(16)
		Common stock (1,821,860 shares)		3/28/2006	27,435	24,595	$13.50	(16)
							$100.00

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Saw Mill PCG Partners LLC	Precision components manufacturer	Common units (1,000 units)		2/2/2007	1,000	—	$—

Tappan Wire & Cable Inc.	Manufacturer and distributor of cable	Senior secured loan ($22,183 par due 8/2014)		4/1/2010	10,351	9,786	$0.44	(13)(16)
		Common stock (12,940 shares)		4/1/2010	—	—	$—
		Warrants		4/1/2010	—	—	$—

Universal Environmental Services, LLC(5)	Used oil recycling	Preferred member interest (15.00%)		4/1/2010	—	—	$—

UL Holding Co., LLC	Petroleum product manufacturer	Junior secured loan ($2,978 par due 12/2012)	12.50% Cash, 2.00% PIK	2/13/2009	2,978	2,829	$0.95	(2)(4)
		Junior secured loan ($993 par due 12/2012)	12.50% Cash, 2.00% PIK	2/13/2009	993	943	$0.95	(3)(4)
		Junior secured loan ($2,130 par due 12/2012)	12.50% Cash, 2.00% PIK	2/13/2009	2,130	2,023	$0.95	(4)(16)
		Junior secured loan ($848 par due 12/2012)	12.50% Cash, 2.00% PIK	2/13/2009	848	806	$0.95	(3)(4)(16)
		Junior secured loan ($2,119 par due 12/2012)	9.72% (Libor + 9.38%/Q)	2/13/2009	2,119	2,013	$0.95	(16)
		Junior secured loan ($844 par due 12/2012)	9.72% (Libor + 9.38%/Q)	2/13/2009	844	801	$0.95	(3)(16)
		Junior secured loan ($10,863 par due 12/2012)	9.75% (Libor + 9.38%/Q)	2/13/2009	10,863	10,320	$0.95	(3)
		Common units (50,000 units)		4/25/2008	500	250	$5.00	(16)
		Common units (50,000 units)		4/25/2008	—	250	$5.00	(16)

Universal Trailer Corporation(6)	Livestock and specialty trailer manufacturer	Common stock (74,920 shares)		10/8/2004	7,930	—	$—

					101,253	87,878			3.24%

Computers and Electronics

Network Hardware Resale, Inc.	Networking equipment resale provider	Senior subordinated loan ($12,980 par due 12/2011)	12.00%	4/1/2010	12,980	12,980	$1.00	(16)
		Convertible subordinated loan ($17,518 par due 12/2015)	9.75%	4/1/2010	17,561	19,441	$1.11	(16)

TZ Merger Sub, Inc.	Computers and Electronics	Senior secured loan ($4,678 par due 8/2015)	7.50% (Libor + 4.50%/Q)	6/15/2009	4,589	4,678	$1.00	(3)(14)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
X-rite, Incorporated	Artwork software manufacturer	Junior secured loan ($3,074 par due 7/2013)	14.38% (Libor + 11.38%/Q)	7/6/2006	3,074	3,074	$1.00	(14)(16)
		Junior secured loan ($7,685 par due 7/2013)	14.38% (Libor + 11.38%/Q)	7/6/2006	7,685	7,685	$1.00	(3)(14)(16)
		Junior secured loan ($42 par due 7/2013)	14.38% (Base Rate + 10.38%/Q)	7/6/2006	42	42	$1.00	(14)(16)
		Junior secured loan ($105 par due 7/2013)	14.38% (Base Rate + 10.38%/Q)	7/6/2006	105	105	$1.00	(3)(14)(16)

					46,036	48,005			1.77%

Industrial Products

Component Hardware Group, Inc.	Commercial equipment manufacturer	Senior subordinated loan ($18,992 par due 1/2013)		4/1/2010	8,321	13,874	$0.73	(13)

Havco Wood Products LLC	Hardwood flooring products manufacturer	Member interest (4.50% interest)		4/1/2010	—	173

NetShape Technologies, Inc.	Metal precision engineered components manufacturer	Senior secured revolving loan ($843 par due 2/2013)	4.19% (Libor + 3.75%/B)	4/1/2010	452	454	$0.75	(16)
		Senior secured revolving loan ($130 par due 2/2013)	4.13% (Libor + 3.75%/M)	4/1/2010	69	70	$0.76	(16)

STS Operating, Inc.	Hydraulic systems equipment and supplies provider	Senior subordinated loan ($30,386 par due 1/2013)	11.00%	4/1/2010	29,264	29,778	$0.98	(16)

					38,106	44,349			1.64%

Telecommunications

American Broadband Communications, LLC and American Broadband Holding Company	Broadband communication services	Senior subordinated loan ($32,538 par due 11/2014)	16.00% (12.00% Cash, 4.00% PIK/Q)	2/8/2008	32,538	32,538	$1.00	(2)
		Senior subordinated loan ($10,248 par due 11/2014)	16.00% (12.00% Cash, 4.00% PIK/Q)	11/7/2007	10,248	10,248	$1.00	(4)(16)
		Warrants to purchase up to 170 shares		11/7/2007	—	910	$5,352.94	(16)

Startec Equity, LLC	Communication services	Member interest		4/1/2010	—	—

					42,786	43,696			1.61%

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Commercial Real Estate Finance

American Commercial Coatings		Commercial mortgage loan ($2,000 par due 12/2025)		4/1/2010	2,000	2,000	$1.00	(13)

Aquila Binks Forest Development,LLC		Commercial mortgage loan ($12,332 par due 6/2011)	2.50%	4/1/2010	10,755	7,933	$0.64	(16)
		Real estate equity interests		4/1/2010	—	—

Cleveland East Equity LLC		Real estate equity interests		4/1/2010	1,026	710

Commons R-3, LLC		Real estate equity interests		4/1/2010	—	—

DI Safford, LLC		Commercial mortgage loan ($5,311 par due 5/2032)		4/1/2010	2,757	2,750	$0.52	(13)(16)

Galley Equities, LLC		Commercial mortgage loan ($220 par due 1/2015)		4/1/2010	—	—	$—	(13)

Holiday Inn West Chester		Real estate owned		4/1/2010	3,513	4,000

MGP Park Place Equity, LLC		Commercial mortgage loan ($6,500 par due 5/2011)		4/1/2010	650	488	$0.08	(13)

Allied Capital REIT, Inc.		Real estate equity interests		4/1/2010	165	364

MJ Ocala Hotel Associates, Ltd		Commercial mortgage loan ($595 par due 5/2011)	7.60%	4/1/2010	595	569	$0.96	(16)

NPH, Inc		Real estate equity interests		4/1/2010	5,291	6,626

Van Ness Hotel, Inc.		Commercial mortgage loan ($13,702 par due 12/2011)	5.50%	4/1/2010	13,702	13,702	$1.00	(16)
		Commercial mortgage loan ($3,750 par due 8/2013)		4/1/2010	1,027	278	$0.07	(13)(16)
		Real estate equity interests		4/1/2010	—	—

					41,481	39,420			1.45%

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Environmental Services

AWTP, LLC	Water treatment services	Junior secured loan ($4,755 par due 12/2012)		12/23/2005	4,755	1,664	$0.35	(13)(16)
		Junior secured loan ($2,086 par due 12/2012)		12/23/2005	2,086	730	$0.35	(3)(13)(16)
		Junior secured loan ($4,755 par due 12/2012)		12/23/2005	4,755	1,664	$0.35	(13)(16)
		Junior secured loan ($2,086 par due 12/2012)		12/23/2005	2,086	730	$0.35	(3)(13)(16)

Mactec, Inc.	Engineering and environmental services	Class B-4 stock (16 shares)		11/3/2004	—	—	$—	(16)
		Class C stock (5,556 shares)		11/3/2004	—	150	$27.00	(16)

Sigma International Group, Inc.	Water treatment parts manufacturer	Junior secured loan ($1,833 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	1,833	1,283	$0.70	(14)(16)
		Junior secured loan ($917 par due 10/2013)	16.00% (Libor + 8.00%/Q)	11/6/2007	917	642	$0.70	(14)(16)
		Junior secured loan ($2,778 par due 10/2013)	16.00% (Libor + 8.00%/Q)	11/1/2007	2,778	1,944	$0.70	(14)(16)
		Junior secured loan ($4,000 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	4,000	2,800	$0.70	(3)(14)(16)
		Junior secured loan ($2,000 par due 10/2013)	16.00% (Libor + 8.00%/Q)	11/6/2007	2,000	1,400	$0.70	(3)(14)(16)
		Junior secured loan ($6,060 par due 10/2013)	16.00% (Libor + 8.00%/Q)	11/1/2007	6,060	4,242	$0.70	(3)(14)(16)

Waste Pro USA, Inc.	Waste management services	Preferred Class A common stock (611,615 shares)		11/9/2006	12,263	15,022	$24.56	(16)

Wastequip, Inc.(6)	Waste management equipment manufacturer	Senior subordinated loan ($13,121 par due 2/2015)		2/5/2007	13,030	1,312	$0.10	(13)(16)
		Common stock (13,889 shares)		2/2/2007	1,389	—	$—

					57,952	33,583			1.24%

Printing, Publishing and Media

Canon Communications LLC	Print publications services	Junior secured loan ($12,094 par due 11/2011)	13.75% (Libor + 8.75% Cash, 2.00% PIK/Q)	5/25/2005	12,083	10,884	$0.90	(2)(4)(14)
		Junior secured loan ($12,325 par due 11/2011)	13.75% (Libor + 8.75% Cash, 2.00% PIK/Q)	5/25/2005	12,314	11,092	$0.90	(3)(4)(14)

EarthColor, Inc.	Full service commercial printer	Common stock (89,435 shares)		4/1/2010	—	—	$—

LVCG Holdings LLC(7)	Commercial printer	Membership interests (56.53% interest)		10/12/2007	6,600	132

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
National Print Group, Inc.	Printing management services	Senior secured revolving loan ($1,141 par due 10/2012)	9.00% (Libor + 6.00%/S)	3/2/2006	1,141	628	$—	(14)(16)
		Senior secured revolving loan ($964 par due 10/2012)	9.00% (Base Rate + 5.00%/M)	3/2/2006	964	530	$0.55	(14)(16)
		Senior secured loan ($7,455 par due 10/2012)	16.00% (Libor + 13.00%/Q), 9.00% Cash, 7.00% PIK	3/2/2006	7,165	4,100	$0.55	(3)(4)(14)
		Senior secured loan ($493 par due 10/2012)	16.00% (Libor + 12.00%/Q), 9.00% Cash, 7.00% PIK	3/2/2006	474	271	$0.55	(3)(4)(14)
		Preferred stock (9,344 shares)		3/2/2006	2,000	—	$54.93

The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (29,969 shares)		9/29/2006	2,997	3,872	$129.20	(16)
		Common stock (15,393 shares)		9/29/2006	3	4	$0.26	(16)

					45,741	31,513			1.16%

Aerospace and Defense

AP Global Holdings, Inc.	Safety and security equipment manufacturer	Senior secured loan ($6,274 par due 10/2013)	4.85% (Libor + 4.50%/M)	11/18/2007	6,210	6,212	$0.99	(3)

ILC Industries, Inc.	Industrial products provider	Junior secured loan ($12,000 par due 6/2014)	11.50%	6/27/2006	12,000	12,000	$1.00	(3)

Thermal Solutions LLC and TSI Group, Inc.	Thermal management and electronics packaging manufacturer	Senior secured loan ($221 par due 3/2011)	6.00% (Libor + 4.75%/M)	3/28/2005	221	216	$0.98	(3)(16)
		Senior secured loan ($2,716 par due 3/2012)	6.50% (Libor + 5.25%/M)	3/28/2005	2,716	2,580	$0.95	(3)(16)
		Senior subordinated loan ($2,194 par due 3/2013)	11.50% Cash, 2.75% PIK	3/28/2005	2,192	1,997	$0.91	(4)(16)
		Senior subordinated loan ($3,465 par due 3/2013)	11.50% Cash, 2.75% PIK	3/28/2005	3,461	3,153	$0.91	(4)(16)
		Senior subordinated loan ($2,781 par due 3/2013)	11.50% Cash, 2.50% PIK	3/21/2006	2,778	2,531	$0.91	(4)(16)
		Preferred stock (71,552 shares)		3/28/2005	716	308	$4.30	(16)
		Common stock (1,460,246 shares)		3/28/2005	15	—	$—

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)		1/17/2008	96	1	$1.29	(16)
		Common stock (1,616,976 shares)		1/17/2008	2,004	1,329	$0.82	(16)

					32,409	30,327			1.12%

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Containers-Packaging

Industrial Container Services, LLC(6)	Industrial container manufacturer, reconditioner and servicer	Senior secured loan ($3,284 par due 9/2011)	4.35% (Libor + 4.00%/M)	6/21/2006	3,284	3,284	$1.00	(3)
		Senior secured loan ($214 par due 9/2011)	4.35% (Libor + 4.00%/M)	6/21/2006	214	214	$1.00	(2)
		Senior secured loan ($3,694 par due 9/2011)	4.31% (Libor + 4.00%/Q)	6/21/2006	3,694	3,694	$1.00	(3)
		Senior secured loan ($241 par due 9/2011)	4.31% (Libor + 4.00%/Q)	6/21/2006	241	241	$1.00	(2)
		Senior secured loan ($821 par due 9/2011)	4.54% (Libor + 4.00%/Q)	6/21/2006	821	821	$1.00	(3)
		Senior secured loan ($54 par due 9/2011)	4.54% (Libor + 4.00%/Q)	6/21/2006	54	54	$1.00	(2)
		Senior secured loan ($63 par due 9/2011)	5.75% (Base Rate + 2.50%/Q)	6/21/2006	63	63	$1.00	(2)
		Senior secured loan ($965 par due 9/2011)	5.75% (Base Rate + 2.50%/Q)	6/21/2006	965	965	$1.00	(3)
		Common stock (1,800,000 shares)		9/29/2005	1,800	11,556	$6.42	(16)

					11,136	20,892			0.77%

Health Clubs

Athletic Club Holdings, Inc.	Premier health club operator	Senior secured loan ($7,250 par due 10/2013)	4.85% (Libor + 4.50%/M)	10/11/2007	7,250	6,380	$0.88	(2)(12)
		Senior secured loan ($11,500 par due 10/2013)	4.85% (Libor + 4.50%/M)	10/11/2007	11,500	10,120	$0.88	(3)(12)

					18,750	16,500			0.61%

Oil and Gas

Geotrace Technologies, Inc.	Oil and gas reservoir analysis provider	Common stock warrants		4/1/2010	54	—	$—	(16)
		Common stock warrants		4/1/2010	33	—	$—	(16)
		Preferred stock warrants		4/1/2010	1,738	1,432	$1.52	(16)
		Preferred stock warrants		4/1/2010	1,067	879	$1.52	(16)

IAT Equity, LLC and Affiliates d/b/a Industrial Air Tool	Industrial products distributor	Senior subordinated loan ($6,000 par due 6/2014)	9.00%	4/1/2010	6,000	6,000	$1.00
		Member interest (50.00% interest)		4/1/2010	7,419	7,504		(16)

					16,311	15,815			0.58%

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Hotels, Motels, Inns & Gaming

Crescent Equity Corporation(18)	Hotel management services and hotels	Senior subordinated loan ($433 par due 6/2010)		4/1/2010	433	433	$1.00	(13)(16)
		Senior subordinated loan ($4,124 par due 1/2012)		4/1/2010	1,475	896	$0.22	(13)(16)
		Senior subordinated loan ($4,348 par due 6/2017)		4/1/2010	1,482	944	$0.22	(13)(16)
		Senior subordinated loan ($2,722 par due 6/2017)		4/1/2010	928	591	$0.22	(13)(16)
		Senior subordinated loan ($5,974 par due 9/2012)		4/1/2010	2,051	1,297	$0.22	(13)(16)
		Senior subordinated loan ($263 par due 3/2013)		4/1/2010	263	57	$0.22	(13)(16)
		Senior subordinated loan ($2,112 par due 9/2011)		4/1/2010	—	—	$—	(13)
		Senior subordinated loan ($3,078 par due 1/2012)		4/1/2010	—	—	$—	(13)
		Senior subordinated loan ($2,926 par due 6/2017)		4/1/2010	—	—	$—	(13)
		Senior subordinated loan ($2,050 par due 6/2017)		4/1/2010	—	—	$—	(13)
		Senior subordinated loan ($4,826 par due 9/2012)		4/1/2010	—	—	$—	(13)
		Preferred equity interest (51.00% interest)		4/1/2010	—	—	$—
		Preferred equity interest (12.83% interest)		4/1/2010	—	—	$—
		Member interest (93.35% interest)		4/1/2010	—	—	$—
		Member interest (85.40% interest)		4/1/2010	—	—	$—
		Member interest (90.00% interest)		4/1/2010	—	—	$—
		Member interest (72.64% interest)		4/1/2010	—	—	$—
		Member interest (84.60% interest)		4/1/2010	—	—	$—
		Common equity interest (100.00% interest)		4/1/2010	20	—	$—
		Common stock (146 shares)		4/1/2010	—	—	$—
		Common stock (2 shares)		4/1/2010	—	—	$—
		Common stock (5 shares)		4/1/2010	—	—	$—
		Common stock (21 shares)		4/1/2010	—	—	$—

					6,652	4,218			0.16%

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Housing

HB&G Building Products	Synthetic and wood product manufacturer	Senior subordinated loan ($8,956 par due 3/2011)		10/8/2004	8,990	179	$0.02	(13)(16)
		Warrants to purchase up to 4,464 shares		10/8/2004	653	—	$—
		Common stock (2,743 shares)		10/8/2004	753	—	$—

					10,396	179			0.01%

					$3,875,476	$3,794,020

(1)
Other than our investments in AGILE Fund I, LLC, Allied Capital REIT, Inc., AllBridge Financial, LLC, Avborne, Inc., Aviation Properties Corporation, Border Foods, Inc., Callidus Capital Corporation, Ciena Capital LLC, Citipostal, Inc., Coverall North America, Inc., Crescent Equity Corp., Direct Capital Corporation, EarthColor, Inc., Financial Pacific Company, HCI Equity, LLC, HCP Acquisition Holdings, LLC, Hot Light Brands, Inc., Hot Stuff Foods, LLC, Huddle House Inc., IAT Equity, LLC, Ivy Hill Asset Management, L.P., Ivy Hill Middle Market Credit Fund, Ltd., Jakel, Inc., Knightsbridge CLO 2007-1 Ltd., Knightsbridge CLO 2008-1 Ltd., LVCG Holdings, LLC, Making Memories Wholesale, Inc., MVL Group, Inc, PENN Detroit Diesel Allison LLC, Reflexite Corporation, Senior Secured Loan Fund LLC, Stag-Parkway, Inc, Startec Equity, LLC and The Thymes, LLC, we do not "Control" any of our portfolio companies, as defined in the Investment Company Act. In general, under the Investment Company Act, we would "Control" a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. All of our portfolio company investments are subject to legal restrictions on sales which as of June 30, 2010 represented 140% of the Company's net assets.

(2)
These assets are owned by the Company's wholly owned subsidiary Ares Capital CP, are pledged as collateral for the CP Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the CP Funding Facility (see Note 7 to the consolidated financial statements).

(3)
Pledged as collateral for the ARCC CLO.

(4)
Has a payment-in-kind interest feature (see Note 2 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing at June 30, 2010.

(6)
As defined in the Investment Company Act, we are an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the six months ended June 30, 2010 in which the issuer was an Affiliated company (but not a portfolio company that we "Control") are as follows (in thousands):

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street LLC	$23,171	$—	$—	$732	$—	$—	$—	$—	$12
Air Medical Group	$27,410	$4,515	$—	$50	$—	$—	$6	$—	$4,783
Apple & Eve, LLC and US Juice Partners, LLC	$—	$4,857	$2,816	$1,948	$—	$—	$21	$—	$500
BB&T Capital	$13,943	$570	$—	$—	$—	$—	$—	$—	$1,413
Carador, PLC	$—	$—	$—	$—	$—	$191	$—	$—	$1,493
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$—	$—	$3,228	$—	$—	$8	$—	$3,974
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$—	$—	$—	$297	$—	$—	$—	$—	$657
Direct Buy Holdings, Inc. and Direct Buy Investors LP	$78,350	$—	$—	$3,495	$—	$—	$—	$—	$1,114
Driven Brands, Inc.	$103,157	$17	$96,643	$1,799	$—	$—	$—	$842	$431
DSI Renal, Inc.	$1,505	$5,252	$7,991	$3,272	$—	$—	$11	$3,083	$1,052
Firstlight Financial Corporation	$—	$—	$—	$295	$—	$—	$188	$—	$(6,795)
Growing Family, Inc. and GFH Holdings, LLC	$—	$—	$—	$772	$—	$—	$(1)	$(7,659)	$9,155
Imperial Capital Group, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$284
Industrial Container Services, LLC	$—	$5,097	$—	$247	$—	$—	$84	$—	$3,844
InSight Pharmaceuticals Corporation	$66,791	$—	$—	$2,062	$—	$—	$—	$—	$(1,826)
Investor Group Services, LLC	$100	$100	$—	$172	$—	$—	$12	$—	$—
Multi-Ad Services, Inc.	$2,666	$8	$—	$53	$—	$—	$6	$—	$498
Pillar Holdings LLC and PHL Holding Co.	$—	$3,925	$—	$1,158	$—	$—	$17	$—	$1,375
Primis Marketing Group, Inc. and Primis Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(409)
Regency Equity Corp.	$2,007	$—	$—	$—	$—	$—	$—	$—	$(129)
Service Champ, Inc.	$28,463	$26,585	$28,463	$208	$—	$—	$75	$—	$—
Soteria Imaging Services, LLC	$4,080	$—	$—	$206	$—	$—	$—	$—	$(10)
VSS-Tranzact Holdings, LLC	$204	$—	$—	$—	$—	$—	$—	$—	$(1,673)
Universal Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—
Universal Trailer Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—
Wastequip, Inc.	$—	$—	$—	$—	$—	$—	$281	$—	$(656)
(7)
As defined in the Investment Company Act, we are an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the six months ended June 30, 2010 in which the issuer was both an Affiliated company and a portfolio company that we Control are as follows (in thousands):

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
AGILE Fund I, LLC	$264	$—	$—	$—	$—	$—	$—	$—	$—
Allied Capital REIT, Inc.	$765	$600	$—	$—	$—	$—	$—	$—	$199
AllBridge Financial, LLC	$11,370	$—	$—	$—	$—	$—	$29	$—	$718
Avborne, Inc.	$39	$—	$—	$—	$—	$—	$—	$—	$—
Aviation Properties Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—
Border Foods, Inc.	$68,944	$—	$—	$1,104	$—	$—	$—	$—	$(2,612)
Callidus Capital Corporation	$20,120	$16,000	$—	$—	$—	$—	$—	$—	$968
Ciena Capital LLC	$84,012	$—	$—	$—	$—	$—	$—	$—	$(1,859)
Citipostal, Inc.	$63,261	$—	$—	$2,131	$—	$—	$89	$—	$10
Coverall North America, Inc.	$40,189	$—	$—	$644	$—	$—	$75	$—	$1,382
Crescent Equity Corp.	$6,653	$—	$—	$160	$—	$—	$—	$216	$(2,434)
Direct Capital Corporation	$10,109	$—	$—	$—	$—	$—	$—	$—	$6
EarthColor, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Financial Pacific Company	$32,800	$—	$—	$2,013	$—	$—	$167	$—	$1,210
HCI Equity, LLC	$808	$—	$—	$—	$—	$—	$—	$—	$105
HCP Acquisition Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$638
Hot Light Brands, Inc.	$6,746	$627	$—	$2	$—	$—	$—	$266	$337
Hot Stuff Foods, LLC	$69,168	$6,210	$—	$408	$—	$—	$25	$—	$842
Huddle House Inc.	$19,607	$—	$—	$734	$—	$—	$188	$—	$(1,671)
IAT Equity, LLC	$13,419	$—	$—	$135	$—	$—	$—	$—	$85
Ivy Hill Asset Management, L.P.	$48,248	$—	$—	$—	$—	$1,796	$—	$—	$8,476
Ivy Hill Middle Market Credit Fund, Ltd.	$—	$—	$330	$3,485	$—	$—	$—	$—	$1,284
Jakel, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Knightsbridge CLO 2007-1 Ltd.	$14,852	$—	$—	$520	$—	$—	$—	$—	$(9,003)
Knightsbridge CLO 2008-1 Ltd.	$36,996	$—	$—	$788	$—	$—	$—	$—	$(4,896)
LVCG Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(198)
Making Memories Wholesale, Inc.	$500	$100	$—	$719	$—	$—	$183	$25	$(465)
MVL Group, Inc	$60,707	$—	$—	$2,088	$—	$—	$—	$—	$411
PENN Detroit Diesel Allison LLC	$20,069	$—	$—	$—	$—	$—	$125	$—	$(2,869)
Reflexite Corporation	$—	$—	$—	$1,699	$—	$—	$61	$—	$—
Senior Secured Loan Fund LLC	$44,667	$15,410	$—	$17,254	$2,657	$—	$1,917	$796	$12,265
Stag-Parkway, Inc	$36,810	$—	$—	$476	$—	$—	$104	$—	$4,487
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Thymes, LLC	$—	$—	$—	$277	$—	$—	$—	$—	$(28)
(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(9)
Non-registered investment company.

(10)
A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either Libor or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, we have provided the interest rate in effect at June 30, 2010.

(11)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 3.00% on $17.2 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

(12)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $25.0 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

(13)
Loan was on non-accrual status as of June 30, 2010.

(14)
Loan includes interest rate floor feature.

(15)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.98% on $15.0 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

(16)
Pledge as collateral for the Revolving Credit Facility.

(17)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 5% on $40 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

(18)
Crescent Equity Corporation holds investments in Crescent Hotels & Resorts, LLC and affiliates.

  See accompanying notes to consolidated financial statements.

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Healthcare—Services
American Renal Associates, Inc.	Dialysis provider	Senior secured loan ($902 par due 12/2010)	8.50% (Libor + 5.00%/D)	12/14/2005	$902	$902	$1.00	(3)(15)
		Senior secured loan ($10,389 par due 12/2011)	8.50% (Libor + 5.00%/Q)	12/14/2005	10,389	10,389	$1.00	(3)(15)

Capella Healthcare, Inc.	Acute care hospital operator	Junior secured loan ($12,500 par due 2/2016)	13.00%	2/29/2008	12,500	12,500	$1.00
		Junior secured loan ($30,000 par due 2/2016)	13.00%	2/29/2008	30,000	30,000	$1.00	(2)

CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC(6)	Healthcare analysis services	Preferred stock (7,427 shares)	14.00% PIK	6/15/2007	8,467	8,043	$950.00	(4)
		Common stock (9,679 shares)		6/15/2007	4,000	8,114	$840.00
		Common stock (1,546 shares)		6/15/2007	—	—	—

DSI Renal, Inc.	Dialysis provider	Senior secured revolving loan ($2 par due 3/2011)	7.25% (Base Rate + 4.00%/M)	4/4/2006	2	2	$0.95
		Senior secured revolving loan ($132 par due 3/2011)	7.25% (Base Rate + 4.00%/M)	4/4/2006	132	126	$0.95
		Senior secured revolving loan ($20 par due 3/2011)	7.25% (Base Rate + 4.00%/M)	4/4/2006	20	19	$0.95
		Senior secured revolving loan ($7,392 par due 3/2011)	7.25% (Base Rate + 4.00%/M)	4/4/2006	7,392	7,022	$0.95
		Senior secured revolving loan ($122 par due 3/2011)	7.25% (Base Rate + 4.00%/M)	4/4/2006	122	116	$0.95
		Senior secured loan ($339 par due 3/2013)	7.25% (Base Rate + 4.00%/Q)	4/4/2006	237	322	$0.95
		Senior secured loan ($44 par due 3/2013)	7.25% (Base Rate + 4.00%/Q)	4/4/2006	31	42	$0.95
		Senior secured loan ($16,960 par due 3/2013)	7.25% (Base Rate + 4.00%/Q)	4/4/2006	12,323	16,112	$0.95
		Senior subordinated loan ($66,552 par due 4/2014)	16.00% PIK	4/4/2006	66,215	63,220	$0.95	(4)
		Senior subordinated loan ($14,285 par due 4/2014)	16.00% PIK	4/4/2006	14,211	13,571	$0.95	(3)(4)

GG Merger Sub I, Inc.	Drug testing services	Senior secured loan ($11,330 par due 12/2014)	4.26% (Libor + 4.00%/Q)	12/14/2007	10,919	10,197	$0.90	(2)
		Senior secured loan ($12,000 par due 12/2014)	4.26% (Libor + 4.00%/Q)	12/14/2007	11,460	10,800	$0.90	(3)

HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Class A units (10,044,176 units)		6/26/2008	10,044	4,256	$0.72

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Heartland Dental Care, Inc.	Dental services	Senior subordinated loan ($32,717 par due 8/2013)	11.00% Cash, 3.25% PIK	7/31/2008	32,717	32,717	$1.00	(4)

Magnacare Holdings, Inc., Magnacare Administrative Services, LLC, and Magnacare, LLC	Health plan management company	Senior subordinated loan ($4,670 par due 1/2013)	12.75% Cash, 2.00% PIK	2/9/2009	3,363	4,670	$1.00	(4)

MPBP Holdings, Inc., Cohr Holdings, Inc. and MPBP Acquisition Co., Inc.	Healthcare equipment services	Senior secured loan ($997 par due 1/2013)		1/31/2007	489	628	$0.63
		Junior secured loan ($20,000 par due 1/2014)	6.48% (Libor + 6.25%/B)	1/31/2007	20,049	5,000	$0.25
		Junior secured loan ($12,000 par due 1/2014)	6.48% (Libor + 6.25%/B)	1/31/2007	12,000	3,000	$0.25	(3)
		Common stock (50,000 shares)		1/31/2007	5,000	—

MWD Acquisition Sub, Inc.	Dental services	Junior secured loan ($5,000 par due 5/2012)	6.48% (Libor + 6.25%/M)	5/3/2007	5,000	4,350	$0.87	(3)

OnCURE Medical Corp.	Radiation oncology care provider	Senior secured loan ($3,068 par due 6/2012)	3.75% (Libor + 3.50%/M)	8/18/2006	3,068	2,761	$0.90	(3)
		Senior subordinated loan ($32,642 par due 8/2013)	11.00% Cash, 1.50% PIK	8/18/2006	32,664	29,378	$0.90	(4)
		Common stock (857,143 shares)		8/18/2006	3,000	3,000	$3.50

Passport Health Communications, Inc., Passport Holding Corp. and Prism Holding Corp.	Healthcare technology provider	Senior secured loan ($12,660 par due 5/2014)	10.50% (Libor + 7.50%/M)	5/9/2008	12,660	12,660	$1.00	(2)(15)
		Senior secured loan ($11,686 par due 5/2014)	10.50% (Libor + 7.50%/M)	5/9/2008	11,686	11,686	$1.00	(3)(15)
		Series A preferred stock (1,594,457 shares)		7/30/2008	9,900	9,900	$6.21
		Common stock (16,106 shares)		7/30/2008	100	100	$6.21

PG Mergersub, Inc.	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Senior subordinated loan ($4,000 par due 3/2016)	12.50%	3/12/2008	3,938	4,000	$1.00
		Preferred stock (333 shares)		3/12/2008	333	333	$1,000.00
		Common stock (16,667 shares)		3/12/2008	167	167	$10.00

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
The Schumacher Group of Delaware, Inc.	Outsourced physician service provider	Junior secured loan ($5,229 par due 7/2013)	11.13% Cash, 1.00% PIK	7/18/2008	5,229	5,229	$1.00	(4)
		Junior secured loan ($30,909 par due 7/2013)	11.13% Cash, 1.00% PIK	7/18/2008	30,943	30,909	$1.00	(2)(4)

Univita Health, Inc.	Outsourced services provider	Senior subordinated loan ($20,500 par due 12/2014)	15.00%	12/22/2009	20,500	20,500	$1.00

VOTC Acquisition Corp.	Radiation oncology care provider	Senior secured loan ($17,417 par due 7/2012)	11.00% Cash, 2.00% PIK	6/30/2008	17,417	17,417	$1.00	(4)
		Preferred stock (3,888,222 shares)		7/14/2008	8,748	3,800	$0.98

					438,337	397,958			31.64%

Financial

Carador PLC(6)(8)(9)	Investment company	Ordinary shares (7,110,525 shares)		12/15/2006	9,033	2,489	$0.35

CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.69 unit)		9/7/2007	41	41	$40,505.00

Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47% interest)		6/17/2008	1,059	1,059

Firstlight Financial Corporation(6)(9)	Investment company	Senior subordinated loan ($73,077 par due 12/2016)	1.00% PIK	12/31/2006	73,032	54,808	$0.75	(4)
		Common stock (10,000 shares)		12/31/2006	10,000	—	—
		Common stock (30,000 shares)		12/31/2006	30,000	—	—

Ivy Hill Asset Management, L.P.(7)	Investment manager	Member interest		6/15/2009	37,176	48,321

Ivy Hill Middle Market Credit Fund, Ltd.(7)(8)(9)	Investment company	Class B deferrable interest notes ($40,000 par due 11/2018)	6.28% (Libor + 6.00%/Q)	11/20/2007	40,000	36,800	$0.92
		Subordinated notes ($15,681 par due 11/2018)	18.70%	11/20/2007	15,681	14,583	$0.93

Imperial Capital Group, LLC and Imperial Capital Private Opportunities, LP(6)(9)	Investment banking services	Common units (2,526 units)		5/10/2007	3	3	$1.00
		Common units (315 units)		5/10/2007	—	—	—
		Common units (7,710 units)		5/10/2007	14,997	18,400	$2,386.51
		Limited partnership interest (80% interest)		5/10/2007	6,094	5,663

Partnership Capital Growth Fund I, LP(9)	Investment partnership	Limited partnership interest (25% interest)		6/16/2006	3,045	3,045

Senior Secured Loan Fund LLC(7)(9)	Investment partnership	Subordinated certificates ($172,796 par due 12/2015)	16.23%	10/30/2009	165,000	165,000	$0.95

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Trivergance Capital Partners, LP(9)	Investment partnership	Limited partnership interest (100% interest)		6/5/2008	2,016	2,016

VSC Investors LLC(9)	Investment company	Membership interest (4.63% interest)		1/24/2008	648	648

					407,825	352,876			28.05%

Education

Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Senior secured loan ($3,256 par due 8/2013)	10.00% Cash, 3.00% PIK	2/8/2008	3,256	3,256	$1.00	(4)(16)
		Senior secured loan ($30,269 par due 8/2013)	10.00% Cash, 3.00% PIK	2/8/2008	30,269	30,269	$1.00	(2)(4)(16)
		Senior secured loan ($8,961 par due 8/2013)	10.00% Cash, 3.00% PIK	2/8/2008	8,961	8,961	$1.00	(16)(4)
		Preferred stock (493,147 shares)	8.00% PIK	2/8/2008	9,668	13,750	$27.88	(4)

ELC Acquisition Corporation	Developer, manufacturer and retailer of educational products	Senior secured loan ($162 par due 11/2012)	3.48% (Libor + 3.25%/M)	11/30/2006	162	157	$0.97	(3)
		Junior secured loan ($8,333 par due 11/2013)	7.23% (Libor + 7.00%/M)	11/30/2006	8,333	8,167	$0.98	(3)

Instituto de Banca y Comercio, Inc. Leeds IV Advisors, Inc.(8)	Private school operator	Senior secured loan ($11,700 par due 3/2014)	8.50% (Libor + 6.00%/Q)	3/15/2007	11,700	11,700	$1.00	(3)(15)
		Senior subordinated loan ($30,877 par due 6/2014)	13.00% Cash, 3.00% PIK	6/4/2008	30,877	30,877	$1.00
		Preferred stock (165,811 shares)		6/4/2008	788	2,124	$12.81
		Preferred stock (140,577 shares)		3/31/2009	668	1,801	$12.81
		Common stock (214,286 shares)		6/4/2008	54	2,745	$12.81
		Common stock (140,577 shares)		3/31/2009	35	1,801	$12.81

JTC Education Holdings, Inc.	Postsecondary school operator	Senior secured loan ($31,250 par due 12/2014)	12.50% (Libor + 9.50%/M)	12/31/2009	31,250	31,250	$1.00	(15)

Lakeland Finance, LLC	Private school operator	Junior secured loan ($2,423 par due 12/2012)	11.50%	12/13/2005	2,423	2,423	$1.00
		Junior secured loan ($24,231 par due 12/2012)	11.50%	12/13/2005	24,231	24,231	$1.00	(2)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
R3 Education, Inc. (formerly known as Equinox EIC Partners, LLC and MUA Management Company)(7)(8)	Medical school operator	Senior secured loan ($791 par due 6/2010)	9.00% (Libor + 6.00%/M)	4/24/2009	791	1,101	$1.39	(15)
		Senior secured loan ($7,275 par due 4/2013)	9.00% (Libor + 6.00%/M)	4/3/2007	7,275	10,127	$1.39	(3)(15)
		Senior secured loan ($5,041 par due 4/2013)	13.00% PIK	12/8/2009	1,244	3,186	$0.63
		Senior secured loan ($14,113 par due 4/2013)	9.00% (Libor + 6.00%/M)	9/21/2007	14,113	19,646	$1.39	(15)
		Preferred stock (8,800 shares)			2,200	1,100	$125.00
		Warrants to purchase 27,890 shares			—	—	—
		Common membership interest (26.27% interest)		9/21/2007	15,800	11,515

					204,098	220,187			17.50%

Services—Other
American Residential Services, LLC	Plumbing, heating and air-conditioning services	Junior secured loan ($20,608 par due 4/2015)	10.00% Cash, 2.00% PIK	4/17/2007	20,608	20,195	$0.98	(2)(4)

Diversified Collection Services, Inc.	Collections services	Senior secured loan ($10,529 par due 2/2011)	9.50% (Libor + 6.75%/M)	2/2/2005	9,280	10,529	$1.00	(2)(15)
		Senior secured loan ($3,747 par due 2/2011)	9.50% (Libor + 6.75%/M)	2/2/2005	3,747	3,747	$1.00	(3)(15)
		Senior secured loan ($1,931 par due 8/2011)	13.75% (Libor + 11.00%/M)	2/2/2005	1,931	1,931	$1.00	(2)(15)
		Senior secured loan ($7,492 par due 8/2011)	13.75% (Libor + 11.00%/M)	2/2/2005	7,492	7,492	$1.00	(3)(15)
		Preferred stock (14,927 shares)		5/18/2006	169	269	$18.02
		Common stock (114,004 shares)		2/2/2005	295	402	$3.53

GCA Services Group, Inc.	Custodial services	Senior secured loan $(13,255 par due 12/2011)	12.00%	12/15/2006	13,171	13,255	$1.00
		Senior secured loan $(14,768 par due 12/2011)	12.00%	12/15/2006	14,765	14,768	$1.00	(2)
		Senior secured loan $(9,866 par due 12/2011)	12.00%	12/15/2006	9,866	9,866	$1.00	(3)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Growing Family, Inc. and GFH Holdings, LLC	Photography services	Senior secured loan $(11,188 par due 8/2011)		3/16/2007	11,188	2,238	$0.20	(4)(14)
		Senior secured loan $(372 par due 8/2011)		3/16/2007	372	74	$0.20	(4)(14)
		Senior secured revolving loan $(2,500 par due 8/2011)		3/16/2007	1,513	303	$0.20	(4)(14)
		Senior secured loan $(3,575 par due 8/2011)		3/16/2007	3,575	715	$0.20	(4)(14)
		Senior secured loan $(147 par due 8/2011)		3/16/2007	147	29	$0.20	(4)(14)
		Common stock (552,430 shares)		3/16/2007	872	—	—

NPA Acquisition, LLC	Powersport vehicle auction operator	Junior secured loan $(12,000 par due 2/2013)	6.98% (Libor + 6.75%/M)	8/23/2006	12,000	12,000	$1.00	(3)
		Common units (1,709 units)		8/23/2006	1,000	2,570	$1,503.80

PODS Funding Corp.	Storage and warehousing provider	Senior subordinated loan $(25,125 par due 6/2015)	15.00%	12/23/2009	25,125	25,125	$1.00
		Subordinated loan $(6,500 par due 12/2015)	16.64%	12/23/2009	5,079	5,070	$0.78

Web Services Company, LLC	Laundry service and equipment provider	Senior secured loan $(4,938 par due 8/2014)	7.00% (Base Rate + 3.75%/Q)	6/15/2009	4,607	4,938	$1.00	(3)
		Senior subordinated loan $(18,219 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	18,219	17,308	$0.95	(4)
		Senior subordinated loan $(25,804 par due 8/2016)	11.50% Cash, 2.50% PIK	8/29/2008	25,804	24,513	$0.95	(2)(4)

					190,825	177,337			14.10%

Restaurants and Food Services

ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan $(3,592 par due 11/2012)	6.50% (Libor + 3.00% Cash, 0.50% PIK/S)	11/27/2006	2,010	2,010	$0.56	(4)(15)
		Senior secured revolving loan $(1,408 par due 11/2012)	6.50% (Base Rate + 2.50%/Q)	11/27/2006	1,408	1,408	$1.00	(4)(15)
		Senior secured loan $(23,574 par due 11/2013)	12.50% (Libor + 6.50% Cash, 3.00% PIK/Q)	11/27/2006	23,580	23,574	$1.00	(2)(4)(15)
		Senior secured loan $(11,049 par due 11/2013)	12.50% (Libor + 6.50% Cash, 3.00% PIK/Q)	11/27/2006	11,049	11,049	$1.00	(3)(4)(15)
		Promissory note $(13,105 par due 11/2016)	12.00% PIK	6/1/2006	13,093	13,105	$1.00	(4)
		Warrants to purchase 0.61 shares		6/1/2006	—	2,719

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Encanto Restaurants, Inc.(8)	Restaurant owner and operator	Junior secured loan $(20,997 par due 8/2013)	7.50% Cash, 3.50% PIK	8/16/2006	20,997	19,947	$0.95	(2)(4)
		Junior secured loan $(3,999 par due 8/2013)	7.50% Cash + 3.50% PIK	8/16/2006	3,999	3,799	$0.95	(3)(4)

OTG Management, Inc.	Airport restaurant operator	Senior secured loan $(16,149 par due 6/2013)	20.500% (Libor + 11.00% Cash, 6.50% PIK/M)	6/19/2008	16,149	16,149	$1.00	(4)(15)
		Warrants to purchase up to 88,991 shares of common stock			—	1,102	—
		Warrants to purchase up to 9 shares of common stock			—	—	—

Vistar Corporation and Wellspring Distribution Corp.	Food service distributor	Senior subordinated loan $(43,625 par due 5/2015)	13.50%	5/23/2008	43,625	41,444	$0.95
		Senior subordinated loan $(30,000 par due 5/2015)	13.50%	5/23/2008	30,000	28,500	$0.95	(2)
		Class A non-voting common stock (1,366,120 shares)		5/23/2008	7,500	4,050	$2.96

					173,410	168,856			13.42%

Beverage, Food and Tobacco

3091779 Nova Scotia Inc.(8)	Baked goods manufacturer	Senior secured revolving loan $(5,485 par due 1/2010)	8.00%	11/2/2007	1,385	1,494	$0.27	(4)(12)
		Senior secured revolving loan $(1,016 par due 1/2010)	8.00%	11/2/2007	1,016	969	$0.95
		Junior secured loan $(14,386 par due 1/2010)	10.00% Cash, 4.00% PIK	11/2/2007	15,147	10,292	$0.72	(4)(12)
		Warrants to purchase 57,545 shares			—	—

Apple & Eve, LLC and US Juice Partners, LLC(6)	Juice manufacturer	Senior secured revolving loan $(10,000 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	3,000	3,000	$0.30	(15)
		Senior secured loan $(17,963 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	17,963	17,963	$1.00	(15)
		Senior secured loan $(15,937 par due 10/2013)	12.00% (Libor + 9.00%/M)	10/5/2007	15,937	15,937	$1.00	(3)(15)
		Senior units (50,000 units)			5,000	5,000	$100.00

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Best Brands Corporation	Baked goods manufacturer	Senior secured loan $(324 par due 12/2012)	7.48% (Libor + 7.25%/M)	2/15/2008	324	324	$1.00	(4)
		Senior secured loan $(13,034 par due 12/2012)	7.48% (Libor + 7.25%/M)	2/15/2008	11,035	13,034	$1.00	(2)(4)
		Junior secured loan $(28,692 par due 6/2013)	12.00% Cash, 4.00% PIK	12/14/2006	28,112	28,692	$1.00	(4)
		Junior secured loan $(11,733 par due 6/2013)	12.00% Cash, 4.00% PIK	12/14/2006	11,733	11,733	$1.00	(2)(4)
		Junior secured loan $(8,611 par due 6/2013)	12.00% Cash, 4.00% PIK	12/14/2006	8,531	8,611	$1.00	(3)(4)

Bumble Bee Foods, LLC and BB Co-Invest LP	Canned seafood manufacturer	Common stock (4,000 shares)		11/18/2008	4,000	6,760	$1,690.00

Charter Baking Company, Inc.	Baked goods manufacturer	Senior subordinated loan $(5,883 par due 2/2013)	13.00% PIK	2/6/2008	5,883	5,883	$1.00	(4)
		Preferred stock (6,258 shares)		9/1/2006	2,500	1,725	$275.64

					131,566	131,417			10.45%

Retail

Apogee Retail, LLC	For-profit thrift retailer	Senior secured loan $(1,859 par due 3/2012)	5.23% (Libor + 5.00%/M)	3/27/2007	1,859	1,747	$0.94
		Senior secured loan $(2,969 par due 3/2012)	5.23% (Libor + 5.00%/M)	3/27/2007	2,969	2,791	$0.94	(2)
		Senior secured loan $(26,670 par due 3/2012)	5.23% (Libor + 5.00%/M)	3/27/2007	26,670	25,070	$0.94	(2)
		Senior secured loan $(11,670 par due 3/2012)	5.23% (Libor + 5.00%/M)	3/27/2007	11,670	10,970	$0.94	(3)
		Senior secured loan $(11,069 par due 9/2012)	12.00% Cash, 4.00% PIK	5/28/2008	11,069	11,069	$1.00	(4)
		Senior secured loan $(11,411 par due 9/2012)	12.00% Cash, 4.00% PIK	5/28/2008	11,411	11,411	$1.00	(4)

Dufry AG(8)	Retail newsstand operator	Common stock (39,056 shares)		3/28/2008	3,000	2,638	$0.44

Savers, Inc. and SAI Acquisition Corporation	For-profit thrift retailer	Senior subordinated loan $(5,524 par due 8/2014)	10.00% Cash, 2.00% PIK	8/8/2006	5,524	5,524	$1.00	(4)
		Senior subordinated loan $(20,323 par due 8/2014)	10.00% Cash, 2.00% PIK	8/8/2006	20,323	20,323	$1.00	(2)(4)
		Common stock (1,170,182 shares)		8/8/2006	4,500	5,840	$4.95

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Things Remembered, Inc. and TRM Holdings Corporation	Personalized gifts retailer	Senior secured loan $(11 par due 9/2012)	5.50% Cash, 1.00% PIK Option	9/28/2006	11	9	$0.84	(3)(4)
		Senior secured loan $(3,626 par due 9/2012)	5.50% Cash, 1.00% PIK Option	9/28/2006	3,624	2,901	$0.80	(3)(4)
		Senior secured loan $(68 par due 9/2012)	5.50% Cash, 1.00% PIK Option	9/28/2006	68	55	$0.80	(4)
		Senior secured loan $(18 par due 9/2012)	5.50% Cash, 1.00% PIK Option	9/28/2006	18	14	$0.80	(3)
		Senior secured loan $(28,402 par due 9/2012)	5.50% Cash, 1.00% PIK Option	9/28/2006	28,388	22,722	$0.80
		Senior secured loan $(7,303 par due 9/2012)	5.50% Cash, 1.00% PIK Option	9/28/2006	7,300	5,843	$0.80	(3)
		Preferred stock (73 shares)		3/19/2009	—	—	—
		Preferred stock (80 shares)		9/28/2006	1,800	—	—
		Warrants to purchase 859 shares of preferred shares		3/19/2009	—	—	—
		Common stock (800 shares)		9/28/2006	200	—	—

					140,404	128,927			10.25%

Business Services

Booz Allen Hamilton, Inc.	Strategy and technology consulting services	Senior secured loan $(741 par due 7/2015)	7.50% (Libor + 4.50%/S)	7/31/2008	727	741	$1.00	(3)(15)
		Senior subordinated loan $(250 par due 7/2016)	11.00% Cash, 2.00% PIK	7/31/2008	245	250	$1.00	(4)
		Senior subordinated loan $(12,400 par due 7/2016)	11.00% Cash, 2.00% PIK	7/31/2008	12,296	12,400	$1.00	(2)(4)

Investor Group Services, LLC(6)	Financial services	Limited liability company membership interest (10.00% interest)		6/22/2006	—	500

Pillar Holdings LLC and PHL Holding Co.(6)	Mortgage services	Senior secured revolving loan $(3,750 par due 11/2013)	5.78% (Libor + 5.50%/B)	11/20/2007	1,313	1,313	$0.35
		Senior secured loan $(16,752 par due 11/2013)	5.78% (Libor + 5.50%/B)	11/20/2007	16,752	16,752	$1.00	(2)
		Senior secured loan $(10,456 par due 11/2013)	5.78% (Libor + 5.50%/B)	11/20/2007	10,456	10,456	$1.00	(3)
		Senior secured loan $(1,875 par due 5/2014)	14.50%	7/31/2008	1,875	1,875	$1.00
		Senior secured loan $(5,500 par due 5/2014)	14.50%	7/31/2008	5,500	5,500	$1.00	(2)
		Common stock (84.78 shares)		11/20/2007	3,768	7,818	$92,208.00

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Primis Marketing Group, Inc. and Primis Holdings, LLC(6)	Database marketing services	Senior subordinated loan $(10,222 par due 2/2013)		8/24/2006	10,222	511	$0.05	(4)(14)
		Preferred units (4,000 units)		8/24/2006	3,600	—	—
		Common units (4,000,000 units)		8/24/2006	400	—	—

Prommis Solutions, LLC, E-Default Services, LLC, Statewide Tax and Title Services, LLC & Statewide Publishing Services, LLC (formerly known as MR Processing Holding Corp.)	Bankruptcy and foreclosure processing services	Senior subordinated loan $(26,526 par due 2/2014)	11.50% Cash, 2.00% PIK	2/8/2007	26,526	26,526	$1.00	(4)
		Senior subordinated loan $(26,630 par due 2/2014)	11.50% Cash, 2.00% PIK	2/8/2007	26,630	26,630	$1.00	(2)(4)
		Preferred stock (30,000 shares)		4/11/2006	3,000	6,221	$207.37

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	250	$1.00

Summit Business Media, LLC	Business media consulting services	Junior secured loan $(11,078 par due 7/2014)		8/3/2007	10,018	554	$0.05	(3)(4)(14)

VSS-Tranzact Holdings, LLC(6)	Management consulting services	Common membership interest (8.51% interest)		10/26/2007	10,000	7,850

					143,578	126,147			10.03%

Manufacturing

Arrow Group Industries, Inc.	Residential and outdoor shed manufacturer	Senior secured loan $(5,616 par due 4/2010)	5.25% (Libor + 5.00%/Q)	3/28/2005	5,653	4,437	$0.79	(3)

Emerald Performance Materials, LLC	Polymers and performance materials manufacturer	Senior secured loan $(536 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/16/2006	536	531	$0.99	(3)(15)
		Senior secured loan $(8,392 par due 5/2011)	8.25% (Libor + 4.25%/M)	5/16/2006	8,392	8,308	$0.99	(3)(15)
		Senior secured loan $(626 par due 5/2011)	8.50% (Base Rate + 5.25%/M)	5/16/2006	626	620	$0.99	(3)
		Senior secured loan $(1,604 par due 5/2011)	10.00% (Libor + 6.00%/M)	5/16/2006	1,604	1,556	$0.97	(3)(15)
		Senior secured loan $(4,937 par due 5/2011)	13.00% Cash, 3.00% PIK	5/16/2006	4,937	4,838	$0.98	(2)(4)

Reflexite Corporation(7)	Developer and manufacturer of high-visibility reflective products	Senior subordinated loan $(16,785 par due 11/2014)	12.50% Cash, 5.50% PIK	2/26/2008	16,785	16,785	$1.00	(4)
		Common stock (1,821,860 shares)		3/28/2006	27,435	24,595	$13.50

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Saw Mill PCG Partners LLC	Precision components manufacturer	Common units (1,000 units)		2/2/2007	1,000	—	—

UL Holding Co., LLC	Petroleum product manufacturer	Senior secured loan $(2,978 par due 12/2012)	14.00%	2/13/2009	2,978	2,829	$0.95	(2)
		Senior secured loan $(993 par due 12/2012)	14.00%	2/13/2009	993	943	$0.95	(3)
		Senior secured loan $(848 par due 12/2012)	14.00%	2/13/2009	848	805	$0.95	(3)
		Senior secured loan $(2,130 par due 12/2012)	9.15% (Libor + 8.88%/Q)	2/13/2009	2,130	2,023	$0.95
		Senior secured loan $(2,130 par due 12/2012)	14.00%	2/13/2009	2,130	2,023	$0.95
		Senior secured loan $(848 par due 12/2012)	9.15% (Libor + 8.88%/Q)	2/13/2009	848	805	$0.95	(3)
		Senior secured loan $(10,918 par due 12/2012)	9.15% (Libor + 8.88%/Q)	2/13/2009	10,918	10,372	$0.95	(3)
		Common units (50,000 units)		4/25/2008	500	500	$10.00
		Common units (50,000 units)		4/25/2008	—	—	—

Universal Trailer Corporation(6)	Livestock and specialty trailer manufacturer	Common stock (74,920 shares)		10/8/2004	7,930	—	—

					96,243	81,970			6.52%

Consumer Products—Non-Durable

Blacksmith Brands Holdings, Inc. and Blacksmith Brands, Inc.	Consumer products and personal care manufacturer	Senior secured loan $(32,500 par due 12/2014)	12.50% (Base Rate + 8.50%/Q)	10/23/2009	32,500	32,500	$1.00	(15)

Innovative Brands, LLC	Consumer products and personal care manufacturer	Senior secured loan $(8,881 par due 9/2011)	15.50%	10/12/2006	8,881	8,881	$1.00	(2)
		Senior secured loan $(8,198 par due 9/2011)	15.50%	10/12/2006	8,198	8,198	$1.00	(3)

Making Memories Wholesale, Inc.(6)	Scrapbooking branded products manufacturer	Senior secured loan $(9,750 par due 8/2014)	10.00% (Base Rate + 5.50%/Q)	8/21/2009	7,770	9,750	$1.00	(15)
		Senior secured loan $(5,138 par due 8/2014)	15.00% (7.50% Cash, 7.50% PIK/Q)	8/21/2009	4,062	514	$0.10	(4)
		Common stock (100 shares)		8/21/2009	—	—	—

The Thymes, LLC(7)	Cosmetic products manufacturer	Preferred stock (6,283 shares)	8.00% PIK	6/21/2007	6,785	6,107	$972.06	(4)
		Common stock (5,400 shares)		6/21/2007	—	—	—

					68,196	65,950			5.24%

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Aerospace & Defense

AP Global Holdings, Inc.	Safety and security equipment manufacturer	Senior secured loan $(7,414 par due 10/2013)	4.74% (Libor + 4.50%/M)	11/8/2007	7,295	6,969	$0.94	(3)

ILC Industries, Inc.	Industrial products provider	Junior secured loan $(12,000 par due 6/2014)	11.50%	6/27/2006	12,000	12,000	$1.00	(3)

Thermal Solutions LLC and TSI Group, Inc.	Thermal management and electronics packaging manufacturer	Senior secured loan $(462 par due 3/2011)	4.00% (Libor + 3.75%/Q)	3/28/2005	462	444	$0.96	(3)
		Senior secured loan $(2,732 par due 3/2012)	4.50% (Libor + 4.25%/Q)	3/28/2005	2,732	2,486	$0.91	(3)
		Senior subordinated loan $(2,747 par due 3/2013)	11.50% Cash, 2.50% PIK	3/21/2006	2,747	2,554	$0.93	(4)
		Senior subordinated loan $(2,165 par due 3/2013)	11.50% Cash, 2.75% PIK	3/28/2005	2,165	2,013	$0.93	(4)
		Senior subordinated loan $(3,418 par due 3/2013)	11.50% Cash, 2.75% PIK	3/28/2005	3,418	3,178	$0.93	(4)
		Preferred stock (71,552 shares)		3/28/2005	716	529	$7.39
		Common stock (1,460,246 shares)		3/28/2005	15	11	$0.01

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Junior secured loan $(16,000 par due 1/2015)	15.00%	1/17/2008	16,000	16,000	$1.00	(2)
		Junior secured loan $(12,000 par due 1/2015)	15.00%	1/17/2008	12,000	12,000	$1.00	(3)
		Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	96	80	$103.24	(4)
		Common stock (1,616,976 shares)		1/17/2008	2,004	1,600	$0.99

					61,650	59,864			4.76%

Printing, Publishing and Media

Canon Communications LLC	Print publications services	Junior secured loan $(11,968 par due 11/2011)	13.75% (Libor + 8.75% Cash, 2.00% PIK/Q)	5/25/2005	11,957	9,574	$0.80	(2)(4)(15)
		Junior secured loan $(12,197 par due 11/2011)	13.75% (Libor + 8.75% Cash, 2.00% PIK/Q)	5/25/2005	12,190	9,757	$0.80	(3)(4)(15)

LVCG Holdings LLC(7)	Commercial printer	Membership interests (56.53% interest)		10/12/2007	6,600	330

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
National Print Group, Inc.	Printing management services	Senior secured revolving loan $(3,926 par due 3/2012)	9.00% (Libor + 6.00%/S)	3/2/2006	1,428	771	$0.20	(15)
		Senior secured revolving loan $(183 par due 3/2012)	9.00% (Libor + 5.00%/M)	3/2/2006	183	99	$0.54	(15)
		Senior secured loan $(7,119 par due 3/2012)	16.00% (Libor + 9.00% Cash, 4.00% PIK/Q)	3/2/2006	7,024	3,844	$0.54	(3)(15)(4)
		Senior secured loan $(1,071 par due 3/2012)	16.00% (Base Rate + 8.00% Cash, 4.00% PIK/M)	3/2/2006	1,071	578	$0.54	(3)(15)(4)
		Preferred stock (9,344 shares)		3/2/2006	2,000	—	—

The Teaching Company, LLC and The Teaching Company Holdings, Inc.(11)	Education publications provider	Senior secured loan $(18,000 par due 9/2012)	10.50%	9/29/2006	18,000	18,000	$1.00	(2)(11)
		Senior secured loan $(10,000 par due 9/2012)	10.50%	9/29/2006	10,000	10,000	$1.00	(3)(11)
		Preferred stock (29,969 shares)	8.00%	9/29/2006	2,997	3,872	$129.20
		Common stock (15,393 shares)		9/29/2006	3	4	$0.26

					73,453	56,829			4.52%

Telecommunications

American Broadband Communi cations, LLC and American Broadband Holding Company	Broadband communication services	Senior subordinated loan $(31,902 par due 11/2014)	18.00% (10.00% Cash, 8.00% PIK/Q)	2/8/2008	31,902	31,902	$1.00	(2)(4)
		Senior subordinated loan $(8,050 par due 11/2014)	18.00% (10.00% Cash, 8.00% PIK/Q)	11/7/2007	8,050	8,050	$1.00	(4)
		Warrants to purchase 166 shares		11/7/2007	—	—	—

					39,952	39,952			3.18%

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Environmental Services

AWTP, LLC	Water treatment services	Junior secured loan $(4,755 par due 12/2012)		12/23/2005	4,755	1,902	$0.40	(14)
		Junior secured loan $(2,086 par due 12/2012)		12/23/2005	2,086	834	$0.40	(3)(14)
		Junior secured loan $(4,755 par due 12/2012)		12/23/2005	4,755	1,902	$0.40	(14)
		Junior secured loan $(2,086 par due 12/2012)		12/23/2005	2,086	834	$0.40	(3)(14)

Mactec, Inc.	Engineering and environmental services	Class B-4 stock (16 shares)		11/3/2004	—	—	—
		Class C stock (5,556 shares)		11/3/2004	—	150	$27.00

Sigma International Group, Inc.	Water treatment parts manufacturer	Junior secured loan $(917 par due 10/2013)	16.00% (Libor + 8.00%/Q)	11/6/2007	917	642	$0.70	(15)
		Junior secured loan $(2,750 par due 10/2013)	16.00% (Libor + 8.00%/Q)	11/1/2007	2,750	1,925	$0.70	(15)
		Junior secured loan $(1,833 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	1,833	1,283	$0.70	(15)
		Junior secured loan ($2,000 par due 10/2013)	16.00% (Libor + 8.00%/Q)	11/6/2007	2,000	1,400	$0.70	(3)(15)
		Junior secured loan ($6,000 par due 10/2013)	16.00% (Libor + 8.00%/Q)	11/1/2007	6,000	4,200	$0.70	(3)(15)
		Junior secured loan ($4,000 par due 10/2013)	16.00% (Libor + 8.00%/Q)	10/11/2007	4,000	2,800	$0.70	(3)(15)

Waste Pro USA, Inc.	Waste management services	Preferred Class A common stock (611,615 shares)	14.00% PIK	11/9/2006	12,263	13,263	$21.69	(4)

Wastequip, Inc.(6)	Waste management equipment manufacturer	Senior subordinated loan ($13,121 par due 2/2015)	10.00% Cash, 2.50% PIK	2/5/2007	13,030	1,968	$0.15	(4)
		Common stock (13,889 shares)		2/2/2007	1,389	—	—

					57,864	33,103			2.63%

Computers and Electronics

RedPrairie Corporation	Software manufacturer	Junior secured loan ($3,300 par due 1/2013)	6.78% (Libor + 6.50%/Q)	7/13/2006	3,300	3,135	$0.95	(2)
		Junior secured loan ($12,000 par due 1/2013)	6.78% (Libor + 6.50%/Q)	7/13/2006	12,000	11,400	$0.95	(3)

TZ Merger Sub, Inc.	Computers and Electronics	Senior secured loan ($4,818 par due 7/2015)	7.50% (Libor + 4.50%/Q)	6/15/2009	4,711	4,818	$1.00	(3)(15)

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
X-rite, Incorporated	Artwork software manufacturer	Junior secured loan ($3,074 par due 7/2013)	14.38% (Libor + 11.38%/Q)	7/6/2006	3,074	3,074	$1.00	(15)
		Junior secured loan ($7,685 par due 7/2013)	14.38% (Libor + 11.38%/Q)	7/6/2006	7,685	7,685	$1.00	(3)(15)
		Junior secured loan ($42 par due 7/2013)	14.38% (Base Rate + 10.38%/Q)	7/6/2006	42	42	$1.00	(15)
		Junior secured loan ($105 par due 7/2013)	14.38% (Base Rate + 10.38%/Q)	7/6/2006	105	105	$1.00	(3)(15)

					30,917	30,259			2.41%

Cargo Transport

The Kenan Advantage Group, Inc.	Fuel transportation provider	Senior secured loan ($2,400 par due 12/2011)	2.98% (Libor + 2.75%/M)	12/15/2005	2,400	2,304	$0.96	(3)(4)
		Senior subordinated loan ($26,125 par due 12/2013)	9.50% Cash, 3.50% PIK	12/15/2005	26,125	25,603	$0.98	(2)(4)
		Preferred stock (10,984 shares)	8.00% PIK	12/15/2005	1,454	1,932	$175.89	(4)
		Common stock (30,575 shares)		12/15/2005	31	41	$1.34

					30,010	29,880			2.38%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	Senior secured loan ($1,750 par due 10/2013)	4.73% (Libor + 4.50%/M)	10/11/2007	1,750	1,540	$0.88	(2)(13)
		Senior secured loan ($1,000 par due 10/2013)	4.73% (Libor + 4.50%/M)	10/11/2007	1,000	880	$0.88	(2)(13)
		Senior secured loan ($17 par due 10/2013)	6.75% (Base Rate + 3.50%/Q)	10/11/2007	17	15	$0.87	(2)(13)
		Senior secured loan ($16 par due 10/2013)	6.75% (Base Rate + 3.50%/Q)	10/11/2007	16	14	$0.88	(3)(13)
		Senior secured loan ($11,484 par due 10/2013)	4.73% (Libor + 4.50%/M)	10/11/2007	11,484	10,106	$0.88	(3)(13)
		Senior secured loan ($12,483 par due 10/2013)	6.75% (Base Rate + 3.50%/Q)	10/11/2007	12,483	10,985	$0.88	(2)(13)

					26,750	23,540			1.87%

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Containers-Packaging

Industrial Container Services, LLC(6)	Industrial container manufacturer, reconditioner and servicer	Senior secured revolving loan ($15,696 par due 9/2011)	5.75% (Base Rate + 2.50%/M)	6/21/2006	950	922	$0.06
		Senior secured loan ($322 par due 9/2011)	4.23% (Libor + 4.00%/M)	6/21/2006	322	312	$0.97	(2)
		Senior secured loan ($134 par due 9/2011)	4.23% (Libor + 4.00%/M)	6/21/2006	134	130	$0.97	(2)
		Senior secured loan ($4,926 par due 9/2011)	4.23% (Libor + 4.00%/M)	6/21/2006	4,926	4,778	$0.97	(3)
		Senior secured loan ($2,052 par due 9/2011)	4.23% (Libor + 4.00%/M)	6/21/2006	2,052	1,991	$0.97	(3)
		Senior secured loan ($268 par due 9/2011)	4.25% (Libor + 4.00%/M)	6/21/2006	268	260	$0.97	(2)
		Senior secured loan ($4,105 par due 9/2011)	4.25% (Libor + 4.00%/M)	6/21/2006	4,105	3,982	$0.97	(3)
		Senior secured loan ($27 par due 9/2011)	5.75% (Base Rate + 2.50%/M)	6/21/2006	27	26	$0.97	(2)
		Senior secured loan ($410 par due 9/2011)	5.75% (Base Rate + 2.50%/M)	6/21/2006	410	398	$0.97	(3)
		Common stock (1,800,000 shares)		9/29/2005	1,800	8,550	$4.75

					14,994	21,349			1.70%

Grocery

Planet Organic Health Corp.(8)	Organic grocery store operator	Junior secured loan ($876 par due 7/2013)	15.00% (Libor + 12.00%/Q)	7/3/2007	874	832	$0.95	(15)
		Junior secured loan ($10,436 par due 7/2013)	15.00% (Libor + 12.00%/Q)	7/3/2007	10,414	9,914	$0.95	(3)(15)
		Senior subordinated loan ($12,724 par due 7/2012)	13.00% Cash, 4.00% PIK	7/3/2007	12,572	9,416	$0.74	(4)

					23,863	20,162			1.60%

Consumer Products—Durable

Direct Buy Holdings, Inc. and Direct Buy Investors, LP(6)	Membership-based buying club franchisor and operator	Senior secured loan ($23 par due 11/2012)	6.75% (Libor + 5.00%/M)	12/14/2007	22	19	$0.85	(2)(15)
		Senior secured loan ($2,099 par due 11/2012)	6.75% (Libor + 5.00%/M)	12/14/2007	2,030	1,784	$0.85	(2)(15)
		Partnership interests (19.31% interest)		11/30/2007	10,000	3,000

					12,052	4,803			0.38%

Company(1)	Industry	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Housing—Building Materials

HB&G Building Products	Synthetic and wood product manufacturer	Senior subordinated loan ($8,956 par due 3/2011)		10/8/2004	8,991	448	$0.05	(2)(4)(14)
		Warrants to purchase 4,464 shares		10/8/2004	653	—	—
		Common stock (2,743 shares)		10/8/2004	753	—	—
					10,397	448			0.04%

					$2,376,384	$2,171,814

(1)
Other than our investments in HCP Acquisition Holdings, LLC, Ivy Hill Asset Management, L.P., Ivy Hill Middle Market Credit Fund, Ltd., LVCG Holdings, LLC, Making Memories Wholesale, Inc., Reflexite Corporation, Senior Secured Loan Fund LLC and The Thymes, LLC, we do not "Control" any of our portfolio companies, as defined in the Investment Company Act. In general, under the Investment Company Act, we would "Control" a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. All of our portfolio company investments are subject to legal restrictions on sales which as of December 31, 2009 represented 173% of the Company's net assets.

(2)
These assets are owned by the Company's wholly owned subsidiary Ares Capital CP, are pledged as collateral for the CP Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the CP Funding Facility (see Note 7 to the consolidated financial statements). Unless otherwise noted, as of December 31, 2009, all other investments were pledged as collateral for the Revolving Credit Facility (see Note 7 to the consolidated financial statements).

(3)
Pledged as collateral for the ARCC CLO. Unless otherwise noted, as of December 31, 2009, all other investments were pledged as collateral for the Revolving Credit Facility (see Note 7 to the consolidated financial statements).

(4)
Has a payment-in-kind interest feature (see Note 2 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing at December 31, 2009.

(6)
As defined in the Investment Company Act, we are an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended December 31, 2009 in which the issuer was an Affiliated company (but not a portfolio company that we "Control") are as follows (in thousands):

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
Apple & Eve, LLC and US Juice Partners, LLC	$7,500	$15,019	$9,800	$5,335	$—	$—	$37	$—	$12,283
Carador, PLC	$—	$—	$—	$—	$—	$285	$—	$—	$(1,778)
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$2,953	$15,000	$6,518	$—	$—	$90	$(482)	$442
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$—	$—	$—	$1,040	$—	$—	$9	$—	$2,052
Direct Buy Holdings, Inc. and Direct Buy Investors LP	$—	$152	$—	$147	$—	$—	$—	$6	$(3,218)
Firstlight Financial Corporation	$—	$—	$—	$2,936	$—	$—	$1,442	$—	$(11,055)
Imperial Capital Group, LLC	$5,210	$—	$—	$—	$—	$—	$—	$—	$2,972
Industrial Container Services, LLC	$7,517	$12,621	$—	$709	$—	$—	$153	$—	$(341)
Investor Group Services, LLC	$—	$750	$—	$—	$—	$—	$26	$—	$—
Making Memories Wholesale, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$(240)
Pillar Holdings LLC and PHL Holding Co.	$—	$3,179	$—	$2,874	$—	$—	$33	$—	$2,551
Primis Marketing Group, Inc. and Primis Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(511)
R3 Education, Inc.	$24,000	$31,600	$—	$697	$—	$—	$29	$—	$87
VSS-Tranzact Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$1,850
Wastequip, Inc.	$—	$—	$—	$1,535	$—	$—	$—	$—	$(5,787)
Wear Me Apparel, LLC	$—	$34,110	$—	$75	$—	$—	$—	$(15,002)	$22,055
(7)
As defined in the Investment Company Act, we are an "Affiliated Person" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company

  (including through a management agreement). Transactions during the period for the year ended December 31, 2009 in which the issuer was both an Affiliated company and a portfolio company that we Control are as follows (in thousands):

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
HCP Acquisition Holdings, LLC	$1,495	$—	$18	$—	$—	$—	$—	$—	$(3,721)
Ivy Hill Asset Management, L.P.	$37,406	$—	$236	$—	$—	$2,391	$—	$494	$19,145
Ivy Hill Middle Market Credit Fund, Ltd.	$—	$—	$131	$5,742	$—	$—	$1,265	$—	$1,284
LVCG Holdings, LLC	$—	$—	$—	$—	$—	$—	$66	$—	$(8,170)
Making Memories Wholesale, Inc.	$—	$199	$14,224	$518	$—	$—	$5	$(14,173)	$12,822
R3 Education, Inc.	$15,613	$6,050	$—	$651	$—	$—	$17	$—	$(3,696)
Reflexite Corporation	$7,800	$—	$2,000	$2,830	$194	$—	$71	$—	$(10,925)
Senior Secured Loan Fund LLC	$165,000	$—	$—	$4,831	$—	$—	$640	$—	$—
The Thymes, LLC	$—	$—	$—	$502	$—	$—	$—	$—	$455
(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(9)
Non-registered investment company.

(10)
A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either Libor or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, we have provided the interest rate in effect at December 31, 2009.

(11)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $18.4 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

(12)
Principal amount denominated in Canadian dollars has been translated into U.S. dollars (see Note 2 to the consolidated financial statements).

(13)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $25.0 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

(14)
Loan was on non-accrual status as of December 31, 2009.

(15)
Loan includes interest rate floor feature.

(16)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.98% on $15.0 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

For the Six Months Ended June 30, 2010 (unaudited)

(dollar amounts in thousands, except per share data)

					Accumulated Net Realized Gain (Loss) on Investments, Foreign Currency Transactions, Extinguishment of Debt and Acquisitions
						Net Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
				Accumulated Undistributed (Overdistributed) Net Investment Income
	Common Stock
			Capital in Excess of Par Value				Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 2009	109,944,674	$110	$1,490,458	$3,143	$(31,115)	$(204,708)	$1,257,888
Issuance of common stock in add-on offering (net of offering and underwriting costs)	22,957,993	23	277,021	—	—	—	277,044
Issuance of common stock in Allied Acquisition	58,492,537	58	872,669	—	—	—	872,727
Gain on the acquisition of Allied Capital Corporation	—	—	—	—	195,876	—	195,876
Net increase in stockholders' equity resulting from operations (excluding gain on the acquisition of Allied Capital Corporation)	—	—	—	81,246	7,043	122,404	210,693
Dividend declared ($0.70 per share)	—	—	—	(113,607)	—	—	(113,607)
Shares issued in connection with dividend reinvestment plan	772,133	1	10,651	—	—	—	10,652

Balance at June 30, 2010	192,167,337	$192	$2,650,799	$(29,218)	$171,804	$(82,304)	$2,711,273

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(dollar amounts in thousands)

	For the six months ended
	June 30, 2010	June 30, 2009
	(unaudited)	(unaudited)
OPERATING ACTIVITIES:
Net increase in stockholders' equity resulting from operations	$406,569	$69,787
Adjustments to reconcile net increase in stockholders' equity resulting from operations:
Gain on the acquisition of Allied Capital Corporation	(195,876)	—
Realized loss (gain) on extinguishment of debt	383	(26,543)
Net realized (gains) losses from investments	(7,426)	2,644
Net unrealized (gains) losses from investments and foreign currency transactions	(122,404)	16,328
Net accretion of discount on securities	(5,223)	(720)
Increase in accrued payment-in-kind dividends and interest	(20,772)	(22,196)
Amortization of debt issuance costs	4,704	2,389
Accretion of discount on Unsecured Notes	2,676	—
Depreciation	410	338
Acquisition of Allied Capital, net of cash acquired	(774,190)	—
Proceeds from sale and redemption of investments	944,916	161,986
Purchase of investments	(580,676)	(136,728)
Changes in operating assets and liabilities:
Interest receivable	(8,155)	(3,148)
Other assets	3,799	321
Management and incentive fees payable	(39,840)	15,298
Accounts payable and accrued expenses	(57,192)	1,841
Interest and facility fees payable	2,573	(1,646)

Net cash provided by (used in) operating activities	(445,724)	79,951

FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	1,149,771	—
Borrowings on debt	635,000	246,700
Repayments on credit facility payable	(1,179,088)	(250,247)
Credit facility financing costs	(17,508)	(2,840)
Dividends paid in cash	(102,900)	(116,650)

Net cash provided by (used in) financing activities	485,275	(123,037)

CHANGE IN CASH AND CASH EQUIVALENTS	39,551	(43,086)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	99,227	89,383

CASH AND CASH EQUIVALENTS, END OF PERIOD	$138,778	$46,297

Supplemental Information:
Interest paid during the period	$20,331	$12,100
Taxes paid during the period	$242	$658
Dividends declared during the period	$113,607	$74,808

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of June 30, 2010 (unaudited)

(dollar amounts in thousands, except per share data and as otherwise indicated)

1.     ORGANIZATION

              Ares Capital Corporation (the "Company" or "ARCC" or "we") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act of 1940 (the "Investment Company Act"). We were incorporated on April 16, 2004 and were initially funded on June 23, 2004. On October 8, 2004, we completed our initial public offering (the "IPO"). On the same date, we commenced substantial investment operations.

              On April 1, 2010, we consummated our acquisition (the "Allied Acquisition") of Allied Capital Corporation ("Allied Capital"), in an all stock merger where each existing share of common stock of Allied Capital was exchanged for 0.325 shares of our common stock. The Allied Acquisition was valued at approximately $908 million as of April 1, 2010. In connection therewith, we issued approximately 58.5 million shares of our common stock to Allied Capital's then-existing stockholders, thereby resulting in our then-existing stockholders owning approximately 69% of the combined company and then-existing Allied Capital stockholders owning approximately 31% of the combined company (see Note 15).

              The Company has elected to be treated as a regulated investment company (a "RIC") under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and operates in a manner so as to qualify for the tax treatment applicable to RICs. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, we also make equity investments. Also, as a result of the Allied Acquisition, Allied Capital's equity investments, including equity investments larger than those we have traditionally made and equity investments pursuant to which Allied Capital controlled a particular company, became part of our portfolio.

              We are externally managed by Ares Capital Management LLC ("Ares Capital Management" or the "investment adviser"), an affiliate of Ares Management LLC ("Ares Management"), a global alternative asset manager and a Securities and Exchange Commission ("SEC") registered investment adviser. Ares Operations LLC ("Ares Operations" or the "administrator"), an affiliate of Ares Management, provides the administrative services necessary for us to operate.

              Interim financial statements are prepared in accordance with generally accepted accounting principles in the United States ("GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2010.

2.     SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

              The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with GAAP, and include the accounts of the Company and its wholly owned subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

    Cash and Cash Equivalents

              Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

    Concentration of Credit Risk

              The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

    Investments

              Investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on the input of our management and audit committee and independent valuation firms that have been engaged at the direction of the board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12 month period, and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, with approximately 50% (based on value) of our valuations of portfolio companies without readily available market quotations subject to review by an independent valuation firm each quarter.

              As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company's debt and equity), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison of the portfolio company's securities to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation.

              Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, based on the input of our management and audit committee and independent valuation firms, under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses that would be realized based on the valuations currently assigned.

              With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with the entire investment professional and management team, and then valuation recommendations are presented to the board of directors.

  •
  The audit committee of our board of directors reviews these preliminary valuations, as well as the input of independent valuation firms with respect to the valuations of approximately 50% (based on value) of our portfolio companies without readily available market quotations.

  •
  The board of directors discusses valuations and determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on the input of our management and audit committee and independent valuation firms.

              Effective January 1, 2008, the Company adopted Accounting Standards Codification ("ASC") 820-10 (previously Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157")), which expands the application of fair value accounting for investments (see Note 8). Investments acquired as part of the Allied Acquisition were accounted for in accordance with ASC 805-10 (previously SFAS No. 141(R)), Business Combinations, which requires that all assets be recorded at fair value. As a result, the initial amortized cost basis and fair value for the acquired investments were the same value at April 1, 2010 (see Note 15).

    Interest Income Recognition

              Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discounts and premiums from par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

              Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this if the loan has sufficient collateral value and is in the process of collection. As of June 30, 2010, 9.4% of total investments at amortized cost (or 7.6% of total investments at fair value) were on non-accrual status, including 7.1% of total investments at amortized cost (or 7.4% of total investments at fair value) of investments acquired as part of the Allied

Acquisition. As of December 31, 2009, 2.5% of total investments at amortized cost (or 0.5% at fair value) were on non-accrual status.

    Payment-in-Kind Interest

              The Company has loans in its portfolio that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. For the three and six months ended June 30, 2010, $13,556 and $20,690, respectively, in PIK income was recorded. Of the PIK income recorded for the three months ended June 30, 2010, $5,737 was PIK income from investments acquired as part of the Allied Acquisition. For the three and six months ended June 30, 2009, $11,474 and $22,196, respectively, in PIK income were recorded.

    Capital Structuring Service Fees and Other Income

              The Company's investment adviser seeks to provide assistance to our portfolio companies in connection with the Company's investments and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally consist of reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan. The Company's investment adviser may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat.

              Other income includes fees for asset management, management and consulting services, loan guarantees, commitments, amendments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

    Foreign Currency Translation

              The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

    (1)
    Market value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

    (2)
    Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

              Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuation and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

    Accounting for Derivative Instruments

              The Company does not utilize hedge accounting and marks its derivatives to market through operations.

    Offering Expenses

              The Company's offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received. For the six months ended June 30, 2010, the Company incurred approximately $1,035 of offering costs. There were no equity offerings during the six months ended June 30, 2009.

    Debt Issuance Costs

              Debt issuance costs are being amortized over the life of the related credit facility using the straight line method, which closely approximates the effective yield method.

    U.S. Federal Income Taxes

              The Company has elected to be treated as a RIC under subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. The Company, among other things, has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the three and six months ended June 30, 2010, no amounts were recorded for U.S. Federal excise tax. For the three months ended June 30, 2009, no amount was recorded for U.S. federal excise tax. For the six months ended June 30, 2009, a net benefit of $30 was recorded for U.S. Federal excise tax.

              Certain of our wholly owned subsidiaries are subject to U.S. Federal and state income taxes. For the three and six months ended June 30, 2010, we recorded a tax expense of approximately $686 and $524, respectively, for these subsidiaries. For the three and six months ended June 30, 2009, we recorded a tax expense of approximately $78 and $109, respectively, for these subsidiaries.

              Income taxes for certain of our subsidiaries are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

    Dividends to Common Stockholders

              Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for investment.

              We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividend. While we generally use primarily newly issued shares to implement the plan (especially if our shares are trading at a premium to net asset value), we may purchase shares in the open market in connection with our obligations under the plan. In particular, if our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan.

    Use of Estimates in the Preparation of Financial Statements

              The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

    New Accounting Pronouncements

              In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standard Update 2010-06, Fair Value Measurements and Disclosures (Topic 820), Improving Disclosures About Fair Value Measurements ("ASU 2010-06"). ASU 2010-06 adds new requirements for disclosures about transfers into and out of Level 1 and 2 inputs and separate disclosures about fair value measurements (see Note 8), particularly with respect to purchases, sales, issuances and settlements relating to Level 3 inputs. It also clarifies existing fair value disclosures about the level of disaggregation, will require that entities provide fair value measurement disclosures for each class of assets and liabilities, and adds requirements relating to inputs and valuation techniques used to measure fair value. Generally, ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, however, the disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 inputs will not be required until fiscal years beginning after December 15, 2010. The adoption of ASU 2010-06 did not have a significant impact on the Company's financial condition and results of operations.

3.     AGREEMENTS

    Investment Advisory and Management Agreement

              The Company is party to an investment advisory and management agreement (the "investment advisory and management agreement") with Ares Capital Management. Subject to the overall supervision of our board of directors, Ares Capital Management provides investment advisory services to the Company. For providing these services, Ares Capital Management receives a fee from us, consisting of two components—a base management fee and an incentive fee. Ares Capital Management has committed to defer up to $15,000 in base management and incentive fees for each of the first two fiscal years following the Allied Acquisition if certain earnings targets are not met.

              The base management fee is calculated at an annual rate of 1.5% based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

              The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that we have not yet received in cash. The investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued interest that we never actually receive.

              Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

              Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 2% per quarter. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

              We pay the investment adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) as the "catch-up" provision. The "catch-up" is meant to provide our investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.

              These calculations are adjusted for any share issuances or repurchases during the quarter.

              The second part of the incentive fee (the "Capital Gains Fee"), is determined and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains, in each case calculated from October 8, 2004. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

              The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

              The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

              The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

              We defer cash payment of any incentive fee otherwise earned by the investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to our stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 8.0% of our net assets at the beginning of such period.

              For the three and six months ended June 30, 2010, we incurred $11,682 and $20,138, respectively, in base management fees and $14,973 and $23,117, respectively, in incentive management fees related to pre-incentive fee net investment income. For the three and six months ended June 30, 2010, we accrued no incentive management fees related to net realized capital gains. As of June 30, 2010, $26,655 was unpaid and included in "management and incentive fees payable" in the accompanying consolidated balance sheet.

              For the three and six months ended June 30, 2009, we incurred $7,496 and $14,994, respectively, in base management fees and $7,987 and $15,537, respectively, in incentive management fees related to pre-incentive fee net investment income. For the three and six months ended June 30, 2009, we accrued no incentive management fees related to realized capital gains. As of June 30, 2009, $48,287 was unpaid and included in management and incentive fees payable in the accompanying consolidated balance sheet.

    Administration Agreement

              We are party to a separate administration agreement, referred to herein as the "administration agreement," with our administrator, Ares Operations. Pursuant to the administration agreement, Ares Operations furnishes us with office equipment and clerical, bookkeeping and record keeping services. Under the administration agreement, Ares Operations also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Operations assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of Ares Operations' overhead in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our executive officers and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60-days' written notice to the other party.

              For the three and six months ended June 30, 2010, we incurred $2,378 and $3,609, respectively, in administrative fees. As of June 30, 2010, $2,378 was unpaid and included in "accounts payable and accrued expenses" in the accompanying consolidated balance sheet.

              For the three and six months ended June 30, 2009, we incurred $1,092 and $2,096, respectively, in administrative fees.

4.     EARNINGS PER SHARE

              The following information sets forth the computations of basic and diluted net increase in stockholders' equity per share resulting from operations for the three and six months ended June 30, 2010:

	Three months ended June 30, 2010	Six months ended June 30, 2010
Numerator for basic and diluted net increase in stockholders' equity resulting from operations per share:	$330,154	$406,569
Denominator for basic and diluted net increase in stockholders' equity resulting from operations per share:	191,045,239	157,978,337
Basic and diluted net increase in stockholders' equity resulting from operations per share:	$1.73	$2.57

              The following information sets forth the computations of basic and diluted net increase in stockholders' equity per share resulting from the operations for the three and six months ended June 30, 2009:

	Three months ended June 30, 2009	Six months ended June 30, 2009
Numerator for basic and diluted net increase in stockholders' equity resulting from operations per share:	$34,753	$69,787
Denominator for basic and diluted net increase in stockholders' equity resulting from operations per share:	97,152,820	97,152,820
Basic and diluted net increase in stockholders' equity resulting from operations per share:	$0.36	$0.72

5.     INVESTMENTS

              Under the Investment Company Act, we are required to separately identify non-controlled investments where we own more than 5% of a portfolio company's outstanding voting securities as "affiliated companies." In addition, under the Investment Company Act, we are required to separately identify investments where we own more than 25% of a portfolio company's outstanding voting securities as "control affiliated companies."

              For the three months ended June 30, 2010, excluding the investments acquired as part of the Allied Acquisition, the Company funded investments totaling $275.5 million including $166.3 million aggregate principal amount of senior term debt, $70.9 million aggregate principal amount of senior subordinated debt, $33.1 million for investments in the Senior Secured Loan Fund LLC (the "Senior Secured Loan Fund") (see Note 10), and $5.2 million of investments in equity securities.

              In addition, for the three months ended June 30, 2010, $619.8 million of investments were sold or redeemed including $423.3 million aggregate principal amount of senior term debt, $152.5 million of senior subordinated debt, $6.8 million of the investment in the Senior Secured Loan Fund, $2.1 million of investments in collateralized loan obligations and $35.1 million of investments in equity securities. Within the total investments sold or redeemed for the three months ended June 30, 2010, approximately $161.7 million were originally acquired as part of the Allied Acquisition with a net realized gain of approximately $0.5 million recognized in these transactions.

              As of June 30, 2010, investments and cash and cash equivalents consisted of the following:

	Amortized Cost	Fair Value
Cash and cash equivalents	$138,778	$138,778
Senior term debt	1,484,653	1,430,276
Senior subordinated debt	1,285,264	1,241,297
Equity securities	655,189	645,950
Collateralized loan obligations	218,353	234,278
Senior Secured Loan Fund	190,535	202,800
Commercial real estate	41,482	39,419

Total	$4,014,254	$3,932,798

              As of December 31, 2009, investments and cash and cash equivalents consisted of the following:

	Amortized Cost	Fair Value
Cash and cash equivalents	$99,227	$99,227
Senior term debt	1,152,462	1,072,149
Senior subordinated debt	658,787	595,668
Equity securities	344,454	287,614
Senior Secured Loan Fund	165,000	165,000
Collateralized loan obligations	55,681	51,383

Total	$2,475,611	$2,271,041

              The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums on debt using the effective interest method.

              The industrial and geographic compositions of our portfolio at fair value at June 30, 2010 and December 31, 2009 were as follows:

Industry	June 30, 2010	December 31, 2009
Financial	22.0%	16.2%
Business Services	17.8	5.8
Healthcare	11.7	18.3
Consumer Products	11.2	3.2
Restaurants and Food Services	7.1	7.8
Education	6.2	10.1
Beverage/Food/Tobacco	6.1	6.1
Other Services	4.2	8.2
Retail	2.6	5.9
Manufacturing	2.3	3.8
Computers/Electronics	1.3	1.4
Telecommunications	1.2	1.8
Industrial Products	1.2	0.0
Commercial Real Estate	1.1	0.0
Environmental Services	0.9	1.5
Printing/Publishing/Media	0.8	2.6
Aerospace and Defense	0.8	2.8
Containers/Packaging	0.6	1.0
Health Clubs	0.4	1.1
Oil and Gas	0.4	0.0
Automobile	0.1	0.0
Homebuilding	0.0	0.1
Cargo Transport	0.0	1.4
Grocery	0.0	0.9

Total	100.0%	100.0%

Geographic Region	June 30, 2010	December 31, 2009
Mid-Atlantic	29.5%	22.2%
Midwest	24.2	19.7
West	20.3	24.8
Southeast	18.4	19.7
International	4.5	10.4
Northeast	3.1	3.2

Total	100.0%	100.0%

6.     COMMITMENTS AND CONTINGENCIES

              As of June 30, 2010 and December 31, 2009, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans to its portfolio companies:

	June 30, 2010	December 31, 2009
Total revolving and delayed draw commitments	$661,700	$136,800
Less: funded commitments	(387,000)	(37,200)

Total unfunded commitments	274,700	99,600
Less: commitments substantially at discretion of the Company	(65,000)	(4,000)
Less: unavailable commitments due to borrowing base or other covenant restrictions	(29,700)	(16,200)

Total net adjusted unfunded commitments	$180,000	$79,400

              Of the total net adjusted unfunded commitments as of June 30, 2010, $86,400 are from commitments for investments acquired as part of the Allied Acquisition. Also, of the total commitments as of June 30, 2010, $176,900 extend beyond the maturity date for our Revolving Credit Facility (as defined in Note 7). Included within the total commitments as of June 30, 2010 are commitments to issue up to $19,900 in standby letters of credit through a financial intermediary on behalf of certain portfolio companies. Under these arrangements, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. As of June 30, 2010, the Company had $11,900 in standby letters of credit issued and outstanding on behalf of the portfolio companies, of which no amounts were recorded as a liability on the balance sheet as they are considered in the valuation of the investments in the portfolio company. Of these letters of credit, $300 expire in August 2010, $2,300 expire in September 2010, $300 expire in December 2010, $800 expire in January 2011, and $8,200 expire in February 2011.

              As of June 30, 2010 and December 31, 2009, the Company was subject to subscription agreements to fund equity investments in private equity and other investment partnerships as follows:

	June 30, 2010	December 31, 2009
Total private equity commitments	$548,000	$428,300
Total unfunded private equity commitments	$446,000	$415,400

              Of the total unfunded private equity commitments as of June 30, 2010, $400,700 are substantially at the discretion of the Company. Additionally, of the total unfunded private equity commitments as of June 30, 2010, $21,300 are for investments acquired as part of the Allied Acquisition.

              See Note 10 for more information on the Company's commitment to the Senior Secured Loan Fund.

              In the ordinary course of business, Allied Capital had issued guarantees on behalf of certain portfolio companies. Under these arrangements, payments would be required to be made to third parties if the portfolio companies were to default on their related payment. As part of the Allied Acquisition, the Company assumed such outstanding guarantees or similar obligations. As a result, as of June 30, 2010, the Company had outstanding guarantees or similar obligations totaling $0.8 million and an outstanding servicer performance guaranty. The servicer performance guaranty relates to one portfolio company's servicing of loans held in a loan warehouse facility, and as of June 30, 2010, there were no known issues or claims with respect to such performance guaranty.

7.     BORROWINGS

              In accordance with the Investment Company Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the Investment Company Act, is at least 200% after such borrowing. As of June 30, 2010, our asset coverage for borrowed amounts was 318%.

              Our debt obligations consisted of the following as of June 30, 2010 and December 31, 2009:

	June 30, 2010			December 31, 2009
	Carrying Value(1)		Total Available(2)	Carrying Value(1)	Total Available(2)
CP Funding Facility	$204,853		$400,000	$221,569	$221,569
Revolving Credit Facility	153,000		750,000	474,144	525,000
CP Funding II Facility(3)	—		—	—	200,000
Debt Securitization	214,400		228,989	273,752	274,981
2011 Notes (principal amount outstanding of $314,934)	306,408	(4)	314,934	—	—
2012 Notes (principal amount outstanding of $190,610)	185,572	(4)	190,610	—	—
2047 Notes (principal amount outstanding of $230,000)	180,705	(4)	230,000	—	—

	$1,244,938	(5)	$2,114,533	$969,465	$1,221,550

(1)
Except for the Unsecured Notes, all carrying values are the same as the principal amounts outstanding.

(2)
Subject to borrowing base and leverage restrictions.

(3)
The CP Funding II Facility was combined with the CP Funding Facility on January 22, 2010. In connection therewith, the CP Funding II Facility was terminated.

(4)
Represents the aggregate principal amount of the applicable series of notes less the unaccreted discount initially recorded as a part of the Allied Acquisition.

(5)
Total principal amount of debt oustanding totals $1,307,797.

              The weighted average interest rate of all our debt obligations, at principal amount, as of June 30, 2010 and December 31, 2009 was 4.74% and 2.05%, respectively.

    CP Funding Facility

              In October 2004, we formed Ares Capital CP Funding LLC ("Ares Capital CP"), a wholly owned subsidiary of the Company, through which we established a revolving facility (as amended, the "CP Funding Facility") that, as amended, allowed Ares Capital CP to issue up to $350,000 of variable funding certificates ("VFC"). On May 7, 2009, the Company and Ares Capital CP entered into an amendment that, among other things, converted the CP Funding Facility from a revolving facility to an amortizing facility, extended the maturity from July 21, 2009 to May 7, 2012 and reduced the availability from $350,000 to $225,000.

              On July 21, 2009, we entered into an agreement with Wachovia Bank N.A. ("Wachovia") to establish a new revolving facility (the "CP Funding II Facility") whereby Wachovia agreed to extend credit to us in an aggregate principal amount not exceeding $200,000 at any one time outstanding. The CP Funding II Facility was scheduled to expire on July 21, 2012.

              On January 22, 2010, we combined the CP Funding Facility with the CP Funding II Facility into a single $400,000 revolving securitized facility (the "combined CP Funding Facility"). In connection with the combination, we terminated the CP Funding II Facility and entered into an Amended and Restated Purchase and Sale Agreement with Ares Capital CP Funding Holdings LLC, our wholly owned subsidiary ("CP Holdings"), pursuant to which we may sell to CP Holdings certain loans that we have originated or acquired, or will originate or acquire (the "Loans") from time to time, which CP Holdings will subsequently sell to Ares Capital CP, which is a wholly owned subsidiary of CP Holdings. The combined CP Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The combined CP Funding Facility, among other things, extended the maturity date of the facility to January 22, 2013 (with two one-year extension options, subject to mutual consent). Prior to January 22, 2010, the interest rate charged on the CP Funding Facility was the commercial paper rate plus 3.50%. After January 22, 2010, subject to certain exceptions, the interest charged on the combined CP Funding Facility is based on LIBOR plus an applicable spread of between 2.25% and 3.75% or on a "base rate" (which is the higher of a prime rate, or the federal funds rate plus 0.50%) plus an applicable spread of between 1.25% to 2.75%, in each case, based on a pricing grid depending upon our credit rating. As of and for the three months ended June 30, 2010, the effective LIBOR spread under the combined CP Funding Facility was 2.75%.

              As of June 30, 2010, there was $204,853 outstanding under the combined CP Funding Facility and the Company continues to be in material compliance with all of the limitations and requirements of the combined CP Funding Facility. As of December 31, 2009, there was $221,569 outstanding under the CP Funding Facility. The combined CP Funding Facility is secured by all of the assets held by and the membership interest in Ares Capital CP, which assets as of June 30, 2010 consisted of 28 investments. As of June 30, 2010, the base rate in effect was one month LIBOR, which was 0.35%. For the three and six months ended June 30, 2010, the average interest rates (i.e. rate in effect plus the spread) on the combined CP Funding Facility and the CP Funding Facility were 2.64% and 2.92%, respectively. For the three and six months ended June 30, 2010, the average outstanding balances on the combined CP Funding Facility and the CP Funding Facility were $193,310 and $204,859, respectively. For the three and six months ended June 30, 2010, the interest expense incurred on the combined CP Funding Facility and the CP Funding Facility was $1,277 and $2,987, respectively. Cash paid for interest expense on the combined CP Funding Facility during the six months ended June 30, 2010 was $3,609.

              For the three and six months ended June 30, 2009, the average interest rates (i.e., rate in effect plus the spread) for the CP Funding Facility were 3.70% and 3.66%, respectively. For the three and six months ended June 30, 2009, the average outstanding balances on the CP Funding Facility were $177,932 and $135,495, respectively. For the three and six months ended June 30, 2009, the interest expense incurred on the CP Funding Facility was $1,648 and $2,480, respectively. Cash paid for interest expense on the CP Funding Facility during the six months ended June 30, 2009 was $2,701.

              We are required to pay a commitment fee of between 0.50% and 2.00% depending on the usage level on any unused portion of the combined CP Funding Facility. Prior to May 7, 2009, we were required to pay a commitment fee for any unused portion of the CP Funding Facility equal to 0.50% per annum for any unused portion of the CP Funding Facility. Prior to January 22, 2010, we were also required to pay a commitment fee on any unused portion of the CP Funding II Facility of between 0.50% and 2.50% depending on the usage level. For the three and six months ended June 30, 2010, we incurred commitment fees on the CP Funding Facility together with the CP Funding II Facility of $377 and $1,034, respectively. For the three and six months ended June 30, 2009, the commitment fees incurred on the CP Funding Facility were $122 and $443, respectively.

    Revolving Credit Facility

              In December 2005, we entered into a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), under which, as amended, the lenders agreed to extend credit to the Company. On January 22, 2010, we entered into an agreement to amend and restate the Revolving Credit Facility. The amendment and restatement of the Revolving Credit Facility, among other things, increased the size of the facility from $525,000 to $690,000 (comprised of $615,000 in commitments on a stand-alone basis and an additional $75,000 in commitments contingent upon the closing of the Allied Acquisition), extended the maturity date from December 28, 2010 to January 22, 2013 and modified pricing. The Revolving Credit Facility also includes an "accordion" feature that allows, under certain circumstances, to increase the size of the facility to a maximum of $1,050,000. During the three months ended June 30, 2010, we exercised this "accordion" feature and increased the size of the facility by $60,000 to bring the total facility size to $750,000 (see Note 17). As of June 30, 2010, there was $153,000 outstanding under the Revolving Credit Facility and the Company continues to be in material compliance with all of the limitations and requirements of the Revolving Credit Facility. As of December 31, 2009, there was $474,144 outstanding under the Revolving Credit Facility.

              Prior to January 22, 2010, subject to certain exceptions, pricing on the Revolving Credit Facility was based on LIBOR plus 1.00% or on an "alternate base rate" (which was the highest of a prime rate, the federal funds rate plus 0.50%, or one month LIBOR plus 1.00%). After January 22, 2010, subject to certain exceptions, pricing under the Revolving Credit Facility is based on LIBOR plus an applicable spread of between 2.50% and 4.00% or on the "alternate base rate" plus an applicable spread of between 1.50% and 3.00%, in each case, based on a pricing grid depending upon our credit rating. As of and for the three months ended June 30, 2010, the effective LIBOR spread under the Revolving Credit Facility was 3.00%. As of June 30, 2010, the one, two, three and six month LIBOR was 0.35%, 0.43%, 0.53% and 0.75%, respectively. As of December 31, 2009, the one, two, three and six month LIBOR was 0.23%, 0.24%, 0.25% and 0.43%, respectively. For the three and six months ended June 30, 2010, the average interest rate was 4.67% and 3.92%, respectively, the average outstanding balance was $293,902 and $309,523, respectively, the interest expense incurred was $3,431 and $6,063, respectively. For the three and six months ended June 30, 2009, the average interest rate was 1.83% and 2.19%, respectively, the average outstanding balance was $423,069 and $457,590, respectively, and the interest expense incurred was $1,939 and $5,012, respectively. Cash paid for interest expense in respect of the revolving credit facility during the six months ended June 30, 2010 and 2009 was $5,959 and $6,311, respectively.

              Additionally, we are required to pay a commitment fee of 0.50% on any unused portion of the Revolving Credit Facility. For the three and six months ended June 30, 2010, the commitment fees incurred were $789 and $1,491, respectively. For the three and six months ended June 30, 2009, the commitment fees incurred was $101 and $202, respectively.

              In connection with the expansion and extension of the Revolving Credit Facility, we paid structuring and arrangement fees totaling $15.6 million. With certain exceptions, the Revolving Credit Facility is secured by substantially all of the assets in our portfolio (other than investments held by Ares Capital CP under the combined CP Funding Facility and those held as a part of the Debt Securitization, discussed below), which as of June 30, 2010 consisted of 236 investments.

              The amount available for borrowing under the Revolving Credit Facility is reduced by any standby letters of credit issued through the Revolving Credit Facility. As of June 30, 2010, the Company had $23,357 in standby letters of credit issued through the Revolving Credit Facility. As of December 31, 2009, the Company had $24,000 in standby letters of credit issued through the Revolving Credit Facility.

    Debt Securitization

              In July 2006, through ARCC Commercial Loan Trust 2006, a vehicle serviced by our wholly owned subsidiary, ARCC CLO 2006 LLC ("ARCC CLO"), we completed a $400,000 debt securitization (the "Debt Securitization") and issued approximately $314,000 principal amount of asset-backed notes (including an aggregate amount of up to $50,000 of revolving notes, $35,411 of which was drawn down as of June 30, 2010) (the "CLO Notes") to third parties that are secured by a pool of middle market loans that were purchased or originated by the Company. The CLO Notes are included in the June 30, 2010 consolidated balance sheet. We retained approximately $86,000 of aggregate principal amount of certain BBB and non-rated securities in the Debt Securitization at the time of issuance.

              During the six months ended June 30, 2010, we repaid $20,040, $13,360 and $25,952 of the Class A-1-A, Class A-1A VFN and Class A-2A Notes, respectively. During the six months ended June 30, 2009, we repurchased, in several open market transactions, $34,790 of CLO Notes consisting of $14,000 of Class B Notes and $20,790 of Class C Notes for a total purchase price of $8,247. As a result of these purchases, we recognized a $26,543 gain on the extinguishment of debt for the six months ended June 30, 2009. As of June 30, 2010, we held an aggregate principal amount of $120,790 of CLO Notes (the "Retained Notes"), in total. The CLO Notes mature on December 20, 2019, and, as of June 30, 2010, there was $214,400 outstanding under the Debt Securitization (excluding the Retained Notes). The blended pricing of the CLO Notes, excluding fees, is approximately 3-month LIBOR plus 33 basis points.

              The classes, amounts and interest rates (expressed as a spread to LIBOR) of the CLO Notes are as follows:

Class	Amount		LIBOR Spread (basis points)
A-1A	$53,117		25
A-1A VFN	35,411	(1)	28
A-1B	14,000		37
A-2A	46,662		22
A-2B	33,000		35
B	9,000		43
C	23,210		70

Total	$214,400

(1)
Revolving Notes, in an aggregate amount of up to $50,000.

              As of June 30, 2010, there were 43 investments securing the notes. The interest charged under the Debt Securitization is based on 3-month LIBOR, which as of June 30, 2010 was 0.53% and as of December 31, 2009 was 0.25%. For the three and six months ended June 30, 2010, the effective average interest rates were 0.62% and 0.59%, respectively, and we incurred $402 and $783 of interest expense, respectively. For the three and six months ended June 30, 2009, the effective average interest rate was 1.59% and 1.63%, respectively, the average outstanding balance was $279,210 and $289,638, respectively, and the interest expense incurred was $1,107 and $2,356, respectively.

              For the six months ended June 30, 2010 and 2009, the cash paid for interest was $774 and $2,629, respectively. The Company is also required to pay a commitment fee of 0.175% for any unused portion of the Class A-1A VFN Notes. For the three and six months ended June 30, 2010, we incurred $3 and $4, respectively, in commitment fees on these notes. There were no commitment fees incurred for the three and six months ended June 30, 2009 on these notes.

    Publicly Issued Unsecured Notes Payable

              As part of the Allied Acquisition, the Company assumed all outstanding debt obligations of Allied Capital, including Allied Capital's publicly issued unsecured notes which consisted of 6.625% Notes due on July 15, 2011 (the "2011 Notes"), 6.000% Notes due on April 1, 2012 (the "2012 Notes") and 6.875% Notes due on April 15, 2047 (the "2047 Notes" and, together with the 2011 Notes and the 2012 Notes, the "Unsecured Notes").

              As of June 30, 2010, the Company had the following outstanding publicly issued Unsecured Notes:

	Outstanding Principal	Carrying Value(1)
2011 Notes	$314,934	$306,408
2012 Notes	190,610	185,572
2047 Notes	230,000	180,705

Total	$735,544	$672,685

(1)
Represents the principal amount of the notes less the unaccreted discount initially recorded as a part of the Allied Acquisition

              The 2011 Notes and 2012 Notes require payment of interest semi-annually, and all principal is due upon maturity. The Company has the option to redeem these notes in whole or in part, together with a redemption premium, as stipulated in the notes.

              The 2047 Notes require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time on or after April 15, 2012, at par and upon the occurrence of certain tax events as stipulated in the notes.

              The Company may purchase the Unsecured Notes in the market to the extent permitted by the Investment Company Act. During the three months ended June 30, 2010, the Company purchased $5,000 principal amount of the 2011 Notes and $5,000 principal amount of the 2012 Notes. As a result of these transactions, we recognized a realized loss of $383 during the three months ended June 30, 2010.

              In accordance with ASC 805-10, the initial carrying value of the Unsecured Notes was equal to the fair value as of April 1, 2010 resulting in an initial unaccreted discount from the principal value of the Unsecured Notes of approximately $65.8 million. For the three months ended June 30, 2010, we recorded $2,676 of accretion expense related to this discount which was included in "interest and credit facility fees" in the accompanying statement of operations.

8.     FAIR VALUE OF FINANCIAL INSTRUMENTS

              Effective January 1, 2008, the Company adopted ASC 825-10 (previously SFAS No. 159, the Fair Value Option for Financial Assets and Liabilities), which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Company has not elected the ASC 25-10 option to report selected financial assets and liabilities at fair value. As a result, with the exception of the line items entitled "other assets" and "debt," which are reported at cost, all assets and liabilities approximate fair value on the balance sheet. The carrying value of the line items entitled "interest receivable," "receivable for open trades," "payable for open trades," "accounts payable and accrued expenses," "management and incentive fees payable" and "interest and facility fees payable" approximate fair value due to their short maturity.

              Effective January 1, 2008, the Company adopted ASC 820-10 (previously SFAS No. 157, Fair Value Measurements), which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Company to assume that the portfolio investment is sold in a principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

              In addition to using the above inputs in investment valuations, we continue to employ the valuation policy approved by our board of directors that is consistent with ASC 820-10 (see Note 2). Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. Our valuation policy considers the fact that because there is not a readily available market value for most of the investments in our portfolio, the fair value of the investments must typically be determined using unobservable inputs.

              Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the gains or losses that would be realized based on the valuations currently assigned.

              The following table presents fair value measurements of cash and cash equivalents and investments as of June 30, 2010:

		Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$138,778	$138,778	$—	$—
Investments	$3,794,020	$—	$3,982	$3,790,038

              The following tables present changes in investments that use Level 3 inputs for the three and six months ended June 30, 2010:

For the three months ended June 30, 2010
Balance as of March 31, 2010	$2,217,314
Net realized and unrealized gains (losses)	84,054
Net purchases, sales or redemptions (including investments acquired as part of the Allied Acquisition)	1,488,670
Net transfers in and/or out of Level 3	—

Balance as of June 30, 2010	$3,790,038

For the six months ended June 30, 2010
Balance as of December 31, 2009	$2,166,687
Net realized and unrealized gains (losses)	127,899
Net purchases, sales or redemptions (including investments acquired as part of the Allied Acquisition)	1,495,452
Net transfers in and/or out of Level 3	—

Balance as of June 30, 2010	$3,790,038

              As of June 30, 2010, the net unrealized loss on the investments that use Level 3 inputs was $76,405.

              Following are the carrying and fair values of our debt instruments as of June 30, 2010 and December 31, 2009. For the CP Funding Facility, Revolving Credit Facility and the Debt Securitization, fair value is estimated by discounting remaining payments using applicable current market rates which take into account changes in the Company's marketplace credit ratings. For the Unsecured Notes, fair value is determined by using the quoted market prices.

			December 31, 2009
	June 30, 2010
			Carrying Value
	Carrying Value	Fair Value		Fair Value
CP Funding Facility	$204,853	$204,853	$221,569	$226,000
Revolving Credit Facility	153,000	153,000	474,144	447,000
Debt Securitization	214,400	170,160	273,752	217,000
2011 Notes (principal amount outstanding of $314,934)	306,408	318,871	—	—
2012 Notes (principal amount outstanding of $190,610)	185,572	192,873	—	—
2047 Notes (principal amount outstanding of $230,000)	180,705	178,480	—	—

	$1,244,938	$1,218,237	$969,465	$890,000

9.     RELATED PARTY TRANSACTIONS

              In accordance with the investment advisory and management agreement, we bear all costs and expenses of the operation of the Company and reimburse the investment adviser for certain of such costs and expenses incurred in the operation of the Company. For the three and six months ended June 30, 2010, the investment adviser incurred such expenses totaling $847 and $1,532, respectively. For the three and six months ended June 30, 2009, the investment adviser incurred such expenses totaling $527 and $944, respectively. As of June 30, 2010, $93 was unpaid and such payable is included in "accounts payable and accrued expenses" in the accompanying consolidated balance sheet.

              We rent office space directly from a third party pursuant to a lease that expires on February 27, 2011. In addition, we have entered into a sublease agreement with Ares Management whereby Ares Management subleases approximately 25% of our office space for a fixed rent equal to 25% of the basic annual rent payable by us under this lease, plus certain additional costs and expenses. For the three and six months ended June 30, 2010, such amounts payable to the Company totaled $561 and $686, respectively. For the three and six months ended June 30, 2009, such amounts payable to the Company totaled $67 and $134, respectively. As of June 30, 2010, there were no unpaid amounts.

              We recently entered into a new long-term office lease pursuant to which we will lease new office facilities from a third party. We also entered into separate subleases with Ares Management and IHAM (as defined in Note 10) for their respective use of the new office space.

              As of June 30, 2010, Ares Investments LLC, an affiliate of Ares Management (the sole member of our investment adviser) owned 2,859,882 shares of the Company's common stock, representing approximately 1.5% of the total shares outstanding as of June 30, 2010.

              See Notes 3 and 10 for descriptions of other related party transactions.

10.   IVY HILL ASSET MANAGEMENT, L.P. AND OTHER MANAGED FUNDS

              In November 2007, we established Ivy Hill Asset Management, L.P. ("IHAM") to serve as a manager for Ivy Hill Middle Market Credit Fund, Ltd. ("Ivy Hill I"), an unconsolidated investment vehicle focusing on investments in middle market loans. From inception until the second quarter of 2009, IHAM's financial results were consolidated with those of the Company. In June 2009, because of a shift in activity from being primarily a manager, with no dedicated employees, of funds in which the Company has invested debt and equity, to a manager with investment professionals dedicated to managing an increasing number of third party funds, we concluded that GAAP requires the financial results of IHAM to be reported as a portfolio company in our schedule of investments rather than as a consolidated subsidiary in the Company's financial results. The Company made an initial equity investment of $3,816 into IHAM in June 2009. As of June 30, 2010, our total investment in IHAM at fair value was $105,044 with an unrealized gain of $19,620.

              IHAM receives a 0.50% management fee on the average total assets of Ivy Hill I as compensation for managing Ivy Hill I. For the three and six months ended June 30, 2009, the Company earned $395 and $883, respectively, in management fees from IHAM's management of Ivy Hill I prior to IHAM's conversion to a portfolio company in June 2009. Ivy Hill I primarily invests in first and second lien bank debt of middle market companies. Ivy Hill I was initially funded with $404,000 of capital including a $56,000 investment by the Company, consisting of $40,000 of Class B notes and $16,000 of subordinated notes. For the three and six months ended June 30, 2010, the Company earned $1,724 and $3,485, respectively, from its investments in Ivy Hill I. For the three and six months ended June 30, 2009, the Company earned $1,369 and $3,022, respectively, from its investments in Ivy Hill I.

              Ivy Hill I purchased investments from the Company of $8,000 during the six months ended June 30, 2010, and may from time to time purchase additional investments from the Company. Any such purchases require approval by third parties unaffiliated with the Company or IHAM. There was no gain or loss recognized by the Company on these transactions.

              In November 2008, the Company established a second middle market credit fund, Ivy Hill Middle Market Credit Fund II, Ltd. ("Ivy Hill II" and, together with Ivy Hill I and Ivy Hill SDF (as defined below), the "Ivy Hill Funds"), which is also managed by IHAM. IHAM receives a 0.50% management fee on the average total assets of Ivy Hill II as compensation for managing this fund. Ivy

Hill II primarily invests in second lien and subordinated bank debt of middle market companies. Ivy Hill II was established with an initial commitment of $250,000 of subordinated notes, of which $125,000 has been funded, and may grow over time with leverage. Ivy Hill II purchased $86,500 of investments from the Company during the six months ended June 30, 2010 and may from time to time purchase additional investments from the Company. Any such purchases require approval by third parties unaffiliated with the Company or IHAM. A loss of $1,218 was recorded on these transactions. For the three and six months ended June 30, 2009, the Company earned $274 and $353, respectively, in management fees from IHAM's management of Ivy Hill II prior to IHAM's conversion to a portfolio company in June 2009.

              In December 2009, the Company made an incremental cash investment of approximately $33 million in IHAM to facilitate IHAM's acquisition of Allied Capital's management rights in respect of, and interests in, the Allied Capital Senior Debt Fund, L.P. (now referred to as Ivy Hill Senior Debt Fund, L.P. or the "Ivy Hill SDF"). The Ivy Hill SDF currently has approximately $222 million of committed capital invested primarily in first lien loans and, to a lesser extent, second lien loans of middle-market companies. IHAM manages the Ivy Hill SDF and receives fee income and is entitled to potential equity distributions in respect of interests that it acquired in the Ivy Hill SDF.

              In March 2010, the Company made an incremental cash investment of approximately $48 million in IHAM to facilitate IHAM's acquisition of Allied Capital's management rights in respect of, and equity interests in, the Knightsbridge CLO 2007-1, Ltd. and Knightsbridge CLO 2008-1, Ltd. (the "Knightsbridge Funds"). The Knightsbridge Funds have approximately $769 million of committed capital invested primarily in senior debt. IHAM manages the Knightsbridge Funds and receives fee income and is entitled to potential equity distributions in respect of equity interests that it required in the Knightsbridge Funds.

              In addition to the Ivy Hill Funds and the Knightsbridge Funds, IHAM also serves as the sub-adviser/sub-manager to four other funds: Colts 2005-1 Ltd., Colts 2005-2 Ltd., Colts 2007-1 Ltd. and Firstlight Funding I, Ltd., which is affiliated with our portfolio company, Firstlight Financial Corporation.

              For the three and six months ended June 30, 2010, the Company received $1,418 and $1,796, respectively, in distributions from IHAM consisting entirely of dividend income.

              Beginning in November 2008, IHAM, was party to a separate services agreement, referred to herein as the "services agreement," with Ares Capital Management. Pursuant to the services agreement, Ares Capital Management provided IHAM with office facilities, equipment, clerical, bookkeeping and record keeping services, services of investment professionals and others to perform investment advisory, research and related services, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the services agreement, IHAM reimbursed Ares Capital Management for all of the costs associated with such services, including Ares Capital Management's allocable portion of overhead and the cost of its officers and respective staff in performing its obligations under the services agreement. The services agreement was terminated effective June 30, 2010 and replaced with a different services agreement between IHAM and our administrator. Prior to IHAM's conversion to a portfolio company in June 2009, for the three and six months ended June 30, 2009, IHAM incurred such expenses payable to Ares Capital Management of $282 and $538, respectively.

              In October 2009, we completed our acquisition of Allied Capital's subordinated interests in the Senior Secured Loan Fund for $165 million. The Senior Secured Loan Fund was formed in December 2007 to invest in "unitranche" loans (loans that combine both senior and subordinated debt, generally in a first lien position) of middle-market companies and has approximately $3.6 billion of total committed capital, approximately $915 million in aggregate principal amount of which is currently funded. Of the $2.7 billion of unfunded committed capital, approximately $340 million would be funded by the Company. Our investment entitles us to a coupon of LIBOR plus 8.0% plus a portion of the excess cash flow from the loan portfolio as well as certain other sourcing and management fees. Together with GE Commercial Finance Investment Advisory Services LLC, we serve as co-managers of the Senior Secured Loan Fund for which we receive a management fee. As of June 30, 2010, the Senior Secured Loan Fund's portfolio consisted of $1.0 billion of loans at par among 12 different issuers. For the three and six months ended June 30, 2010, we earned $982 and $1,850, respectively, in management fees and $10,018 and $17,254, respectively, in interest income from the Senior Secured Loan Fund.

              In addition, we manage an unconsolidated fund, AGILE Fund I, LLC, and our wholly owned subsidiary A.C. Corporation manages three unconsolidated loan funds: Emporia Preferred Funding I, Ltd., Emporia Preferred Funding II, Ltd. and Emporia Preferred Funding III, Ltd.

11.   DERIVATIVE INSTRUMENTS

              In October 2008, we entered into a two-year interest rate swap agreement to mitigate our exposure to adverse fluctuations in interest rates for a total notional amount of $75 million. Under the interest rate swap agreement, we will pay a fixed interest rate of 2.985% and receive a floating rate based on the prevailing three-month LIBOR. As of June 30, 2010 and December 31, 2009, the 3-month LIBOR was 0.53% and 0.25%, respectively. For the three and six months ended June 30, 2010, we recognized $560 and $893, respectively, in unrealized appreciation related to this swap agreement. As of June 30, 2010 and December 31, 2009, this swap agreement had a fair value of $(848) and $(1,741), respectively, which is included in "accounts payable and other liabilities" in the accompanying consolidated balance sheet.

12.   STOCKHOLDERS' EQUITY

              The following table summarizes the total shares issued and proceeds we received net of underwriter and offering costs for offerings closed during the six months ended June 30, 2010 (dollar amounts in millions, except per share data):

	Shares issued	Offering price per share	Proceeds net of underwriting and offering costs
February 2010 public offering	22,957,993	$12.75	$277.0

Total for the six months ended June 30, 2010	22,957,993		$277.0

              In connection with the Allied Acquisition, on April 1, 2010, we issued 58,492,537 shares valued at approximately $872.7 million. There were no sales of equity securities during the six months ended June 30, 2009.

13.   DIVIDENDS

              The following table summarizes our dividends declared during the six months ended June 30, 2010 and 2009 (in millions, except per share data):

Date Declared	Record Date	Payment Date	Amount Per Share	Total Amount
May 10, 2010	June 15, 2010	June 30, 2010	$0.35	$67.1
February 25, 2010	March 15, 2010	March 31, 2010	$0.35	$46.5

Total declared for the six months ended June 30, 2010			$0.70	$113.6

May 7, 2009	June 15, 2009	June 30, 2009	$0.35	$34.1
March 2, 2009	March 16, 2009	March 31, 2009	$0.42	$40.8

Total declared for the six months ended June 30, 2009			$0.77	$74.9

              During the six months ended June 30, 2009, as part of the Company's dividend reinvestment plan (the "DRIP") for our common stockholders, we purchased 1,209,869 shares of our common stock at an average price of $5.94 per share in the open market in order to satisfy part of the reinvestment aspect of the DRIP. There were no purchases of shares of our common stock by the Company during the six months ended June 30, 2010.

14.   FINANCIAL HIGHLIGHTS

              The following is a schedule of financial highlights for the six months ended June 30, 2010 and 2009:

	For the six months ended
Per Share Data:	June 30, 2010	June 30, 2009
Net asset value, beginning of period(1)	$11.44	$11.27
Issuance of common stock	1.14	—
Effect of antidilution	(0.34)	—
Net investment income for period(2)	0.51	0.63
Gain on the acquisition of Allied Capital Corporation	1.24	—
Net realized and unrealized gains for period(2)	0.82	0.09

Net increase in stockholders' equity resulting from operations	2.57	0.72
Distributions from net investment income	(0.70)	(0.65)
Distributions from net realized capital gains on securities	—	(0.13)

Total distributions to stockholders	(0.70)	(0.78)

Net asset value at end of period(1)	$14.11	$11.21

Per share market value at end of period	$12.53	$8.06
Total return based on market value(3)	6.27%	39.65%
Total return based on net asset value(4)	21.00%	6.37%
Shares outstanding at end of period	192,167,337	97,152,820
Ratio/Supplemental Data:
Net assets at end of period	$2,711,273	$1,088,722
Ratio of operating expenses to average net assets(5)(6)	10.85%	9.77%
Ratio of net investment income to average net assets(5)(7)	8.29%	11.52%
Portfolio turnover rate(5)	70%	17%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheets.

(2)
Weighted average basic per share data.

(3)
For the six months ended June 30, 2010, the total return based on market value equals the increase of the ending market value at June 30, 2010 of $12.53 per share over the ending market value at December 31, 2009 of $12.45 per share, plus the declared dividend of $0.70 per share for the six months ended June 30, 2010, divided by the market value at December 31, 2009. For the six months ended June 30, 2009, the total return based on market value equals the decrease of the ending market value at June 30, 2009 of $8.06 per share over the ending market value at December 31, 2008 of $6.33 per share, plus the declared dividend of $0.77 per share for the six months ended June 30, 2009, divided by the market value at December 31, 2008. Total return based on market value is not annualized. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(4)
For the six months ended June 30, 2010, the total return based on net asset value equals the change in net asset value during the period plus the declared dividends of $0.70 per share for the six months ended June 30, 2010, divided by the beginning net asset value at January 1, 2010. For the six months ended June 30, 2009, the total return based on net asset value equals the change in net asset value during the period plus the declared dividend of $0.77 per share for the three months ended June 30, 2009, divided by the beginning net asset value at January 1, 2009. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan and the issuance of common stock in connection with any equity offerings. Total return based on net asset value is not annualized. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
The ratios reflect an annualized amount.

(6)
For the six months ended June 30, 2010, the ratio of operating expenses to average net assets consisted of 2.05% of base management fees, 2.36% of incentive management fees, 3.24% of the cost of borrowing and other operating expenses of 3.20%. For the six months ended June 30, 2009, the ratio of operating expenses to average net assets consisted of 2.78% of base management fees, 2.87% of incentive management fees, 2.39% of the cost of borrowing and other operating expenses of 1.74%. These ratios reflect annualized amounts.

(7)
The ratio of net investment income to average net assets excludes income taxes related to realized gains.

15.   ALLIED ACQUISITION

              On October 26, 2009, we entered into a definitive agreement to acquire Allied Capital in an all stock transaction. On April 1, 2010, we completed the Allied Acquisition by acquiring the outstanding shares of Allied Capital in exchange for shares of our common stock in a transaction valued at approximately $908 million as of the closing date. Concurrently with the completion of the Allied Acquisition, we assumed and then repaid in full the $137 million of remaining amounts outstanding on Allied Capital's $250 million senior secured term loan. We also assumed all of Allied Capital's other outstanding debt obligations, including approximately $745 million in principal amount of Allied Capital's Unsecured Notes.

              Under the terms of the transaction, each Allied Capital stockholder received 0.325 shares of our common stock for each share of Allied Capital common stock then owned by such stockholder. In connection with the Allied Acquisition, approximately 58.5 million shares of our common stock (including the effect of outstanding in-the money Allied Capital stock options) were issued to Allied Capital's then-existing stockholders, thereby resulting in our then-existing stockholders owning approximately 69% of the combined company and the then-existing Allied Capital stockholders owning approximately 31% of the combined company.

              The Allied Acquisition was accounted for in accordance with the acquisition method of accounting as detailed in ASC 805-10 (previously SFAS No. 141(R)), Business Combinations. The acquisition method of accounting requires an acquirer to recognize the assets acquired, the liabilities assumed and any noncontrolling interest in the acquired entity based on their fair values as of the date of acquisition. As described in more detail in ASC 805-10, if the total acquisition date fair value of the identifiable net assets acquired exceeds the fair value of the consideration transferred, the excess will be recognized as a gain. Upon completion of our determination of the fair value of Allied Capital's identifiable net assets as of April 1, 2010, the fair value of such net assets exceeded the fair value of the consideration transferred, thereby, resulting in the recognition of a gain. The valuation of the investments acquired as part of the Allied Acquisition was done in accordance with Ares Capital's valuation policy (see Notes 2 and 8).

              Following is the allocation of the purchase price to the assets acquired and liabilities assumed as a result of the Allied Acquisition:

Common stock issued	$872,727
Payments to holders of "in-the-money" Allied Capital stock options	35,011 (1)

Total purchase price	$907,738

Assets acquired:
Investments	$1,833,766
Cash and cash equivalents	133,548
Other assets	80,078

Total assets acquired	2,047,392
Debt and other liabilities assumed	(943,778)

Net assets acquired	1,103,614

Gain on acquisition of Allied Capital	(195,876)

$907,738

(1)
Represents cash payment for holders of any "in-the-money" Allied Capital stock options that elected to receive cash.

              The following unaudited pro forma condensed combined financial information does not purport to be indicative of actual financial position or results of our operations had the Allied Acquisition actually been consummated at the beginning of each period presented. Certain one-time charges have been eliminated. For the three and six months ended June 30, 2010, we recognized $12,534 and $16,323, respectively, in professional fees and other costs related to the Allied Acquisition. The pro forma adjustments reflecting the allocation of the purchase price of Allied Capital and the gain of $195,876 recognized on the Allied Acquisition have been eliminated from all periods presented. The pro forma condensed combined financial information does not reflect the potential impact of possible synergies and does not reflect any impact of additional accretion which would have been recognized on the transaction, except for that which was recorded after the transaction was consummated on April 1, 2010.

	Three months ended June 30,		Six months ended June 30,
	2010	2009	2010	2009
Total investment income	$121,590	$143,741	$242,192	$294,439
Net investment income	$62,075	$46,315	$100,995	$98,200
Net increase in stockholders' equity resulting from operations	$146,812	$1,824	$197,179	$(314,641)
Net increase in stockholders' equity resulting from operations per share	$0.77	$0.01	$1.05	$(2.03)

              Prior to the completion of the Allied Acquisition, but subsequent to October 26, 2009, the date we entered into a definitive agreement to acquire Allied Capital, we purchased $340 million of assets from Allied Capital in arm's length transactions. Additionally, during the same period of time, IHAM purchased $69 million of assets from Allied Capital, also in arm's length transactions.

16.   LITIGATION

              A number of lawsuits have been filed in the Maryland state courts and the federal and Superior Court for the District of Columbia by stockholders of Allied Capital challenging the Allied Acquisition. These include: (1) In re Allied Capital Corporation Shareholder Litigation, Case

No. 322639V (Circuit Court for Montgomery County, Maryland) (the "Maryland action"); (2) Sandler v. Walton, et al., Case No. 2009 CA 008123 B (Superior Court for the District of Columbia), which was consolidated with Wienecki v. Allied Capital Corporation, et al., Case No. 2009 CA 008541 B (Superior Court for the District of Columbia) (the "D.C. Superior Court action"); and (3) Ryan v. Walton, et al., Case No. 1:10-CV-000145-RMC (United States District Court for the District of Columbia) (the "D.C. Federal Court action"). The suits were filed after the entry by the Company, Allied Capital and ARCC Odyssey Corp. ("Merger Sub") into the Agreement and Plan of Merger (the "Merger Agreement") and the announcement of the Allied Acquisition on October 26, 2009, either as putative stockholder class actions, shareholder derivative actions or both. All of the actions asserted similar claims against the members of Allied Capital's Board of Directors alleging that the Merger Agreement was the product of a flawed sales process and that Allied Capital's directors breached their fiduciary duties by agreeing to a structure that was not designed to maximize the value of Allied Capital's stockholders, by failing to adequately value and obtain fair consideration for Allied Capital's shares and by improperly rejecting competing offers by Prospect Capital Corporation. They also claimed that the Company (and, in several cases, Merger Sub, and, in several other cases, Allied Capital) aided and abetted the directors' alleged breaches of fiduciary duties. In addition, in Ryan v. Walton, et al., the plaintiffs also alleged violations of Rule 14a-9(a) under the Securities Exchange Act of 1934. All of the actions demanded, among other things, a preliminary and permanent injunction enjoining the merger and rescinding the transaction or any part thereof that may be implemented.

              On March 2, 2010, the plaintiffs in the Maryland action, Allied Capital and the Company reached an agreement in principle to settle the Maryland action on terms and conditions substantially similar to those set forth in a Stipulation of Settlement dated March 17, 2010. Although the Company and Allied Capital believed that the disclosures already provided were thorough and complete, in connection with the settlement we and Allied Capital agreed to make certain additional disclosures that are contained in the Supplement to the Joint Proxy Statement, dated March 8, 2010, and to pay counsel for the plaintiffs in the Maryland action certain of their fees and expenses. The settlement is subject to final settlement documentation and approval by the Maryland court, after, among other things, notice is provided to the stockholders of Allied Capital.

              On March 19, 2010, the plaintiffs in the D.C. Federal Court action, Allied Capital and the Company reached an agreement in principle to settle the D.C. Federal Court action. On April 15, 2010, the plaintiffs in the D.C. Superior Court action, Allied Capital and Ares Capital reached an agreement in principle to settle the D.C. Superior Court action. The D.C. Federal Court action and the D.C. Superior Court action were stayed on March 22, 2010 and March 26, 2010, respectively, in contemplation of dismissal with prejudice once the settlement of the Maryland action has been finally approved by the Maryland court. The parties to the Maryland action, the D.C. Federal Court action, and the D.C. Superior Court action have entered into, and filed with the Maryland court on May 25, 2010, an Amended Stipulation of Settlement, which provides for, among other things, settlement of all these actions.

              We and the other defendants have vigorously denied all liability with respect to the facts and claims alleged in the actions. The settlements described above with counsel for these plaintiffs is not, and should not be construed as, an admission of wrongdoing or liability by any defendant. The parties considered it desirable that the actions be settled to avoid the expense, risk, inconvenience and distraction of continued litigation and to fully resolve the settled claims.

              In addition, the Company is party to certain lawsuits in the normal course of business. Furthermore, third parties may try to seek to impose liability on Ares Capital in connection with the activities of its portfolio companies. While the outcome of any such open legal proceedings cannot at this time be predicted with certainty, the Company does not expect these matters will materially affect its financial condition or results of operations.

17.   SUBSEQUENT EVENTS

              Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-Q or would be required to be recognized in the Consolidated Financial Statements as of and for the six months ended June 30, 2010, except as disclosed below.

              On July 29, 2010, the Maryland court issued an order approving the settlement and dismissing all claims against the defendants in the Maryland action. On August 3, 2010, the D.C. Federal Court dismissed the D.C. Federal Court action. On August 10, 2010, the D.C. Superior Court dismissed the D.C. Superior Court action.

              On August 4, 2010, we exercised the "accordion" feature of the Revolving Credit Facility and increased the size of the facility by $25 million, bringing the total amount available for borrowing under the Revolving Credit Facility to $775 million.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Allied Capital Corporation:

              We have audited the accompanying consolidated balance sheet of Allied Capital Corporation and subsidiaries (the Company) as of December 31, 2009 and 2008, including the consolidated statements of investments as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in net assets and cash flows, and the financial highlights (included in Note 13), for each of the years in the three-year period ended December 31, 2009. These consolidated financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

              We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical inspection or confirmation of securities owned as of December 31, 2009 and 2008. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

              In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Allied Capital Corporation and subsidiaries as of December 31, 2009 and 2008, and the results of their operations, their cash flows, changes in their net assets, and financial highlights for each of the years in the three-year period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

              As discussed in Note 2 to the consolidated financial statements, the Company modified its method of determining the fair value of portfolio investments in 2008 due to the adoption of Statement of Financial Accounting Standards No. 157, Fair Value Measurements.

Washington, D.C.
February 26, 2010

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(in thousands, except per share amounts)

	December 31,
	2009	2008
ASSETS
Portfolio at value:
Private finance
Companies more than 25% owned (cost: 2009-$1,747,759; 2008-$2,167,020)	$811,736	$1,187,722
Companies 5% to 25% owned (cost: 2009-$222,981; 2008-$392,516)	180,998	352,760
Companies less than 5% owned (cost: 2009-$1,639,193; 2008-$2,317,856)	1,082,577	1,858,581

Total private finance (cost: 2009-$3,609,933; 2008-$4,877,392)	2,075,311	3,399,063
Commercial real estate finance (cost: 2009-$75,180; 2008-$85,503)	55,807	93,887

Total portfolio at value (cost: 2009-$3,685,113; 2008-$4,962,895)	2,131,118	3,492,950
Accrued interest and dividends receivable	43,875	55,638
Other assets	88,802	122,909
Investments in money market and other securities	381,020	287
Cash	20,682	50,402

Total assets	$2,665,497	$3,722,186

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Notes payable (maturing within one year: 2009-$85,111; 2008-$1,015,000)	$1,384,920	$1,895,000
Bank secured term debt (former revolver)	41,091	50,000
Accounts payable and other liabilities	41,284	58,786

Total liabilities	1,467,295	2,003,786

Commitments and contingencies
Shareholders' equity:
Common stock, $0.0001 par value, 400,000 shares authorized; 179,940 and 178,692 shares issued and outstanding at December 31, 2009 and 2008, respectively	18	18
Additional paid-in capital	3,037,513	3,037,845
Notes receivable from sale of common stock	(301)	(1,089)
Net unrealized appreciation (depreciation)	(1,679,778)	(1,503,089)
Undistributed (distributions in excess of) earnings	(159,250)	184,715

Total shareholders' equity	1,198,202	1,718,400

Total liabilities and shareholders' equity	$2,665,497	$3,722,186

Net asset value per common share	$6.66	$9.62

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

	For the Years Ended December 31,
	2009	2008	2007
Interest and Related Portfolio Income:
Interest and dividends
Companies more than 25% owned	$93,739	$111,188	$105,634
Companies 5% to 25% owned	30,028	42,376	41,577
Companies less than 5% owned	167,219	303,854	270,365

Total interest and dividends	290,986	457,418	417,576

Fees and other income
Companies more than 25% owned	23,382	28,278	18,505
Companies 5% to 25% owned	234	2,619	810
Companies less than 5% owned	4,084	12,797	24,814

Total fees and other income	27,700	43,694	44,129

Total interest and related portfolio income	318,686	501,112	461,705

Expenses:
Interest	171,068	148,930	132,080
Employee	42,104	76,429	89,155
Employee stock options	3,355	11,781	35,233
Administrative	38,147	49,424	50,580
Impairment of long-lived assets	2,873	—	—

Total operating expenses	257,547	286,564	307,048

Net investment income before income taxes	61,139	214,548	154,657
Income tax expense, including excise tax	5,576	2,506	13,624

Net investment income	55,563	212,042	141,033

Net Realized and Unrealized Gains (Losses):
Net realized gains (losses)
Companies more than 25% owned	(149,032)	(131,440)	226,437
Companies 5% to 25% owned	(49,484)	(14,120)	(10,046)
Companies less than 5% owned	(162,612)	16,142	52,122

Total net realized gains (losses)	(361,128)	(129,418)	268,513
Net change in unrealized appreciation or depreciation	(176,689)	(1,123,762)	(256,243)

Total net gains (losses)	(537,817)	(1,253,180)	12,270

Gain on repurchase of debt	83,532	1,132	—
Loss on extinguishment of debt	(122,776)	—	—

Net increase (decrease) in net assets resulting from operations	$(521,498)	$(1,040,006)	$153,303

Basic earnings (loss) per common share	$(2.91)	$(6.01)	$1.00

Diluted earnings (loss) per common share	$(2.91)	$(6.01)	$0.99

Weighted average common shares outstanding—basic	178,994	172,996	152,876

Weighted average common shares outstanding—diluted	178,994	172,996	154,687

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(in thousands, except per share amounts)

	For the Years Ended December 31,
	2009	2008	2007
Operations:
Net investment income	$55,563	$212,042	$141,033
Net realized gains (losses)	(361,128)	(129,418)	268,513
Net change in unrealized appreciation or depreciation	(176,689)	(1,123,762)	(256,243)
Gain on repurchase of debt	83,532	1,132	—
Loss on extinguishment of debt	(122,776)	—	—

Net increase (decrease) in net assets resulting from operations	(521,498)	(1,040,006)	153,303

Shareholder distributions:
Common stock dividends	—	(456,531)	(407,317)
Preferred stock dividends	(10)	(10)	(10)

Net decrease in net assets resulting from shareholder distributions	(10)	(456,541)	(407,327)

Capital share transactions:
Sale of common stock	—	402,478	171,282
Issuance of common stock in lieu of cash distributions	—	3,751	17,095
Issuance of common stock upon the exercise of stock options	918	—	14,251
Cash portion of option cancellation payment	—	—	(52,833)
Stock option expense	3,424	11,906	35,810
Cancellation of common stock (note receivable from common stock)	(36)	—	—
Net decrease in notes receivable from sale of common stock	788	1,603	158
Purchase of common stock held in deferred compensation trust	—	(943)	(12,444)
Distribution of common stock held in deferred compensation trust	—	27,335	837
Other	(3,784)	(3,030)	10,471

Net increase in net assets resulting from capital share transactions	1,310	443,100	184,627

Total net increase (decrease) in net assets	(520,198)	(1,053,447)	(69,397)
Net assets at beginning of year	1,718,400	2,771,847	2,841,244

Net assets at end of year	$1,198,202	$1,718,400	$2,771,847

Net asset value per common share	$6.66	$9.62	$17.54

Common shares outstanding at end of year	179,940	178,692	158,002

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	For the Years Ended December 31,
	2009	2008	2007
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(521,498)	$(1,040,006)	$153,303
Adjustments:
Portfolio investments	(130,436)	(1,070,092)	(1,845,973)
Principal collections related to investment repayments or sales	871,271	1,037,348	1,211,550
Collections of notes and other consideration received from sale of investments	198,406	16,546	15,305
Realized gains from the receipt of notes and other consideration from sale of investments	(577)	(11,972)	(33,011)
Realized losses	413,783	279,886	131,997
Gain on repurchase of debt	(83,532)	(1,132)	—
Redemption of (investment in) U.S. Treasury bills, money market and other securities	(380,733)	200,935	988
Payment-in-kind interest and dividends, net of cash collections	(33,839)	(53,364)	(11,997)
Change in accrued interest and dividends	10,653	14,860	(11,916)
Net collection (amortization) of discounts and fees	(7,173)	(13,083)	(4,101)
Stock option expense	3,424	11,906	35,810
Impairment of long-lived asset	2,873	—	—
Changes in other assets and liabilities	(86,676)	(41,481)	(12,466)
Depreciation and amortization	1,536	913	2,064
Net change in unrealized (appreciation) or depreciation	176,689	1,123,762	256,243

Net cash provided by (used in) operating activities	434,171	455,026	(112,204)

Cash flows from financing activities:
Sale of common stock	—	402,478	171,282
Sale of common stock upon the exercise of stock options	918	—	14,251
Collections of notes receivable from sale of common stock	752	1,603	158
Borrowings under notes payable	—	193,000	230,000
Repayments on notes payable	(392,136)	(217,080)	—
Net borrowings under (repayments on) bank secured term debt (former revolver)	(8,909)	(317,250)	159,500
Cash portion of option cancellation payment	—	—	(52,833)
Purchase of common stock held in deferred compensation trust	—	(943)	(12,444)
Payment of deferred financing costs and other financing activities	(64,506)	(17,182)	1,798
Common stock dividends and distributions paid	—	(452,780)	(397,645)
Preferred stock dividends paid	(10)	(10)	(10)

Net cash provided by (used in) financing activities	(463,891)	(408,164)	114,057

Net increase (decrease) in cash	(29,720)	46,862	1,853
Cash at beginning of year	50,402	3,540	1,687

Cash at end of year	$20,682	$50,402	$3,540

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

December 31, 2009

(in thousands, except number of shares)

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Companies More Than 25% Owned
AGILE Fund I, LLC(5)	Equity Interests		$637	$449
(Private Equity Fund)

	Total Investment		637	449

AllBridge Financial, LLC	Senior Loan (6.3%, Due 4/10)	$1,500	1,500	1,500
(Asset Management)	Equity Interests		40,118	15,805

	Total Investment		41,618	17,305

Avborne, Inc.	Common Stock (27,500 shares)		—	39
(Business Services)

	Total Investment		—	39

Aviation Properties Corporation	Common Stock (100 shares)		123	—
(Business Services)

	Total Investment		123	—

Border Foods, Inc.	Senior Loan (12.9%, Due 3/12)	34,126	29,064	34,126
(Consumer Products)	Preferred Stock (100,000 shares)		12,721	20,901
	Common Stock (260,467 shares)		3,847	9,663

	Total Investment		45,632	64,690

Callidus Capital Corporation	Subordinated Debt (18.0%, Due 8/13)	21,782	21,782	19,108
(Asset Management)	Common Stock (100 shares)		—	—

	Total Investment		21,782	19,108

	Guaranty ($3,189)
Ciena Capital LLC	Senior Loan (5.5%, Due 3/09)(6)	319,031	319,031	100,051
(Financial Services)	Class B Equity Interests		119,436	—
	Class C Equity Interests		109,097	—

	Total Investment		547,564	100,051

	Guaranty ($5,000—See Note 3)
CitiPostal Inc.	Senior Loan (3.7%, Due 12/13)	692	683	683
(Business Services)	Unitranche Debt (12.0%, Due 12/13)	50,801	50,633	50,633
	Subordinated Debt (16.0%, Due 12/15)	10,685	10,685	10,685
	Common Stock (37,024 shares)		12,726	1,432

	Total Investment		74,727	63,433

Coverall North America, Inc.	Unitranche Debt (12.0%, Due 7/11)	31,627	31,573	31,573
(Business Services)	Subordinated Debt (15.0%, Due 7/11)	5,563	5,555	5,555
	Common Stock (763,333 shares)		14,361	11,386

	Total Investment		51,489	48,514

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Crescent Equity Corp.(8)	Senior Loan (10.0%, Due 6/10)	$433	$433	$433
(Business Services)	Subordinated Debt (11.0%, Due 9/11–6/17)(6)	32,161	32,072	4,132
	Common Stock (174 shares)		82,818	—

	Total Investment		115,323	4,565

	Guaranty ($900)
Direct Capital Corporation	Senior Loan (8.0%, Due 1/14)(6)	8,175	8,175	8,744
(Financial Services)	Subordinated Debt (16.0%, Due 3/13)(6)	55,671	55,496	6,797
	Common Stock (2,317,020 shares)		25,732	—

	Total Investment		89,403	15,541

Financial Pacific Company	Subordinated Debt (17.4%,
(Financial Services)	Due 2/12–8/12)	68,967	68,880	34,780
	Preferred Stock (9,458 shares)		8,865	—
	Common Stock (12,711 shares)		12,783	—

	Total Investment		90,528	34,780

HCI Equity, LLC(4)(5)	Equity Interests		1,100	877
(Private Equity Fund)

	Total Investment		1,100	877

Hot Light Brands, Inc.	Senior Loan (9.0%, Due 2/11)(6)	29,257	29,257	9,116
(Real Estate)	Common Stock (93,500 shares)		5,151	—

	Total Investment		34,408	9,116

Hot Stuff Foods, LLC	Senior Loan (3.7%, Due 2/12)	44,697	44,602	44,697
(Consumer Products)	Subordinated Debt (12.3%, Due 8/12–2/13)(6)	83,692	83,387	48,240
	Common Stock (1,147,453 shares)		56,187	—

	Total Investment		184,176	92,937

Huddle House, Inc.	Subordinated Debt (15.0%,
(Retail)	Due 12/15)	19,694	19,646	19,646
	Common Stock (358,428 shares)		36,348	3,919

	Total Investment		55,994	23,565

IAT Equity, LLC and Affiliates	Subordinated Debt (9.0%, Due 6/14)	6,000	6,000	6,000
d/b/a Industrial Air Tool	Equity Interests		7,500	5,485
(Industrial Products)

	Total Investment		13,500	11,485

Impact Innovations Group, LLC	Equity Interests in Affiliate		—	215
(Business Services)

	Total Investment		—	215

Insight Pharmaceuticals Corporation	Subordinated Debt (15.0%, Due 9/12)	54,443	54,385	54,023
(Consumer Products)	Common Stock (155,000 shares)		40,413	9,400

	Total Investment		94,798	63,423

Jakel, Inc.	Subordinated Debt (15.5%,
(Industrial Products)	Due 3/08)(6)	748	748	—

	Total Investment		748	—

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Knightsbridge CLO 2007-1 Ltd.(4)	Class E Notes (9.3%, Due 1/22)	$18,700	$18,700	$11,360
(CLO)	Income Notes (4.4%)(7)		39,174	16,220

	Total Investment		57,874	27,580

Knightsbridge CLO 2008-1 Ltd.(4)	Class C Notes (7.8%, Due 6/18)	12,800	12,800	12,289
(CLO)	Class D Notes (8.8%, Due 6/18)	8,000	8,000	7,160
	Class E Notes (5.3%, Due 6/18)	13,200	11,291	10,091
	Income Notes (20.8%)(7)		21,893	20,637

	Total Investment		53,984	50,177

MVL Group, Inc.	Senior Loan (12.0%, Due 7/12)	25,260	25,256	25,260
(Business Services)	Subordinated Debt (14.5%, Due 7/12)	35,607	35,578	34,306
	Subordinated Debt (8.0%, Due 7/12)(6)	144	139	—
	Common Stock (560,716 shares)		555	—

	Total Investment		61,528	59,566

Penn Detroit Diesel Allison, LLC	Equity Interests		20,081	15,258
(Business Services)

	Total Investment		20,081	15,258

Service Champ, Inc.	Subordinated Debt (15.5%, Due 4/12)	27,742	27,696	27,696
(Business Services)	Common Stock (55,112 shares)		11,145	28,071

	Total Investment		38,841	55,767

Stag-Parkway, Inc.	Subordinated Debt (10.0%, Due 7/12)	19,044	19,004	19,004
(Business Services)	Common Stock (25,000 shares)		32,686	14,226

	Total Investment		51,690	33,230

Startec Equity, LLC	Equity Interests		211	65
(Telecommunications)

	Total Investment		211	65

Total companies more than 25% owned			$1,747,759	$811,736

Companies 5% to 25% Owned
10th Street, LLC	Subordinated Debt (13.0%,
(Business Services)	Due 11/14)	22,325	22,234	22,325
	Equity Interests		422	475
	Option		25	25

	Total Investment		22,681	22,825

Air Medical Group Holdings LLC	Senior Loan (2.8%, Due 3/11)	6,075	6,056	5,845
(Healthcare Services)	Equity Interests		2,993	19,500

	Total Investment		9,049	25,345

BB&T Capital Partners/Windsor
Mezzanine Fund, LLC(5)	Equity Interests		11,789	10,379
(Private Equity Fund)

	Total Investment		11,789	10,379

Driven Brands, Inc.	Subordinated Debt (16.6%, Due 7/15)	91,991	91,647	91,899
(Consumer Services)	Common Stock (3,772,098 shares)		9,516	3,000

	Total Investment		101,163	94,899

Multi-Ad Services, Inc.	Unitranche Debt (11.3%, Due 11/11)	2,500	2,485	2,491
(Business Services)	Equity Interests		1,737	1,418

	Total Investment		4,222	3,909

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Pendum Acquisition, Inc.	Common Stock (8,872 shares)		$—	$200
(Business Services)

	Total Investment		—	200

Postle Aluminum Company, LLC	Senior Loan (6.0%, Due 10/12)(6)	$35,000	34,876	16,054
(Industrial Products)	Subordinated Debt (3.0%, Due 10/12)(6)	23,953	23,868	—
	Equity Interests		2,174	—

	Total Investment		60,918	16,054

Regency Healthcare Group, LLC	Equity Interests		1,302	1,898
(Healthcare Services)

	Total Investment		1,302	1,898

SGT India Private Limited(4)	Common Stock (150,596 shares)		4,161	—
(Business Services)

	Total Investment		4,161	—

Soteria Imaging Services, LLC	Subordinated Debt (13.3%,
(Healthcare Services)	Due 11/10)	4,250	4,216	4,210
	Equity Interests		1,881	1,279

	Total Investment		6,097	5,489

Universal Environmental Services, LLC	Equity Interests		1,599	—
(Business Services)

	Total Investment		1,599	—

Total companies 5% to 25% owned			$222,981	$180,998

Companies Less Than 5% Owned
3SI Security Systems, Inc.	Subordinated Debt (16.6%,
(Consumer Products)	Due 8/13)(6)	29,548	29,473	9,542

	Total Investment		29,473	9,542

Axium Healthcare Pharmacy, Inc.	Subordinated Debt (8.0%, Due 3/15)	3,036	3,036	2,641
(Healthcare Services)

	Total Investment		3,036	2,641

BenefitMall Holdings Inc.	Subordinated Debt (18.0%, Due 6/14)	40,326	40,254	40,254
(Business Services)	Common Stock (39,274,290 shares)(3)		39,274	68,822
	Warrants(3)		—	—

	Total Investment		79,528	109,076

Bushnell, Inc.	Subordinated Debt (6.8%, Due 2/14)	41,325	40,217	30,456
(Consumer Products)

	Total Investment		40,217	30,456

Callidus Debt Partners	Class C Notes (12.9%, Due 12/13)(6)	19,420	19,527	2,163
CDO Fund I, Ltd.(4)(10)	Class D Notes (17.0%, Due 12/13)(6)	9,400	9,454	—
(CDO)

	Total Investment		28,981	2,163

Callidus Debt Partners	Preferred Shares (23,600,000 shares)		20,138	4,112
CLO Fund III, Ltd.(4)(10)
(CLO)

	Total Investment		20,138	4,112

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Callidus Debt Partners	Class D Notes (4.8%, Due 4/20)	$3,000	$2,206	$1,710
CLO Fund IV, Ltd.(4)(10)	Income Notes (0.0%)(7)		14,859	5,433
(CLO)

	Total Investment		17,065	7,143

Callidus Debt Partners	Income Notes (1.4%)(7)		13,432	5,012
CLO Fund V, Ltd.(4)(10)
(CLO)

	Total Investment		13,432	5,012

Callidus Debt Partners	Class D Notes (6.3%, Due 10/21)	9,480	7,809	4,256
CLO Fund VI, Ltd.(4)(10)	Income Notes (0.0%)(7)		29,144	4,978
(CLO)

	Total Investment		36,953	9,234

Callidus Debt Partners	Income Notes (0.0%)(7)		24,824	7,148
CLO Fund VII, Ltd.(4)(10)
(CLO)

	Total Investment		24,824	7,148

Callidus MAPS CLO Fund I LLC(10)	Class E Notes (5.8%, Due 12/17)	17,000	17,000	11,695
(CLO)	Income Notes (0.0%)(7)		38,509	14,119

	Total Investment		55,509	25,814

Callidus MAPS CLO Fund II, Ltd.(4)(10)	Class D Notes (4.5%, Due 7/22)	7,700	3,880	3,215
(CLO)	Income Notes (2.5%)(7)		17,824	6,310

	Total Investment		21,704	9,525

Carlisle Wide Plank Floors, Inc.	Unitranche Debt (12.0%, Due 6/11)	1,644	1,638	1,544
(Consumer Products)	Common Stock (345,056 Shares)		345	—

	Total Investment		1,983	1,544

Catterton Partners VI, L.P.(5)	Limited Partnership Interest		3,327	2,014
(Private Equity Fund)

	Total Investment		3,327	2,014

Commercial Credit Group, Inc.	Subordinated Debt (15.0%, Due 6/15)	22,000	21,970	21,970
(Financial Services)	Preferred Stock (64,679 shares)		15,543	6,005
	Warrants		—	—

	Total Investment		37,513	27,975

Community Education Centers, Inc.	Subordinated Debt (21.5%,
(Education Services)	Due 11/13)	37,357	37,307	35,869

	Total Investment		37,307	35,869

Component Hardware Group, Inc.	Subordinated Debt (13.5%,
(Industrial Products)	Due 1/13)(6)	18,992	18,947	16,695

	Total Investment		18,947	16,695

Cook Inlet Alternative Risk, LLC	Unitranche Debt (13.0%, Due 4/13)	87,600	87,309	62,100
(Business Services)	Equity Interests		552	—

	Total Investment		87,861	62,100

Cortec Group Fund IV, L.P.(5)	Limited Partnership Interest		6,390	3,917
(Private Equity)

	Total Investment		6,390	3,917

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Digital VideoStream, LLC	Unitranche Debt (11.0%, Due 2/12)	$12,984	$12,940	$12,811
(Business Services)	Convertible Subordinated Debt (10.0%, Due 2/16)	5,017	5,006	5,006

	Total Investment		17,946	17,817

DirectBuy Holdings, Inc.	Subordinated Debt (16.0%, Due 5/13)	78,414	78,181	71,856
(Consumer Products)	Equity Interests		8,000	1,500

	Total Investment		86,181	73,356

Distant Lands Trading Co.	Senior Loan (8.3%, Due 11/11)	8,300	8,284	7,852
(Consumer Products)	Unitranche Debt (13.0%, Due 11/11)	43,581	43,509	43,026
	Common Stock (3,451 shares)		3,451	1,046

	Total Investment		55,244	51,924

Diversified Mercury
Communications, LLC	Senior Loan (6.8%, Due 3/13)	2,668	2,657	2,391
(Business Services)

	Total Investment		2,657	2,391

Dryden XVIII Leveraged
Loan 2007 Limited(4)	Class B Notes (4.8%, Due 10/19)(6)	8,717	7,497	2,115
(CLO)	Income Notes (0.0%)(7)		23,164	2,427

	Total Investment		30,661	4,542

Dynamic India Fund IV(4)(5)	Equity Interests		9,350	8,224
(Private Equity Fund)

	Total Investment		9,350	8,224

EarthColor, Inc.	Subordinated Debt (15.0%,
(Business Services)	Due 11/13)(6)	123,819	123,385	—
	Common Stock (63,438 shares)(3)		63,438	—
	Warrants(3)		—	—

	Total Investment		186,823	—

eCentury Capital Partners, L.P.(5)	Limited Partnership Interest		7,274	—
(Private Equity Fund)

	Total Investment		7,274	—

eInstruction Corporation	Subordinated Debt (12.2%,
(Education Services)	Due 7/14–1/15)	36,849	36,737	34,174
	Common Stock (2,406 shares)		2,500	1,050

	Total Investment		39,237	35,224

Fidus Mezzanine Capital, L.P.(5)	Limited Partnership Interest		14,720	9,921
(Private Equity Fund)

	Total Investment		14,720	9,921

Geotrace Technologies, Inc.	Warrants		2,027	2,075
(Energy Services)

	Total Investment		2,027	2,075

Gilchrist & Soames, Inc.	Subordinated Debt (13.4%,
(Consumer Products)	Due 10/13)	24,421	24,310	23,181

	Total Investment		24,310	23,181

Havco Wood Products LLC	Equity Interests		910	—
(Industrial Products)

	Total Investment		910	—

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
The Homax Group, Inc.	Senior Loan (8.0%, Due 10/12)	$697	$653	$648
(Consumer Products)	Subordinated Debt (14.5%, Due 4/14)	14,159	13,649	9,804
	Preferred Stock (76 shares)		76	—
	Common Stock (24 shares)		5	—
	Warrants		954	—

	Total Investment		15,337	10,452

Ideal Snacks Corporation	Senior Loan (8.5%, Due 6/11)	967	967	958
(Consumer Products)

	Total Investment		967	958

Kodiak Fund LP(5)	Equity Interests		9,323	1,917
(Private Equity Fund)

	Total Investment		9,323	1,917

Market Track Holdings, LLC	Senior Loan (8.0%, Due 6/14)	2,500	2,450	2,412
(Business Services)	Subordinated Debt (15.9%, Due 6/14)	24,600	24,509	23,680

	Total Investment		26,959	26,092

NetShape Technologies, Inc.	Senior Loan (4.0%, Due 2/13)	972	972	335
(Industrial Products)

	Total Investment		972	335

Network Hardware Resale, Inc.	Unitranche Debt (12.0%, Due 12/11)	16,042	16,088	16,031
(Business Services)	Convertible Subordinated Debt (9.8%, Due 12/15)	15,953	15,998	15,998

	Total Investment		32,086	32,029

Novak Biddle Venture Partners III, L.P.(5)	Limited Partnership Interest		2,018	1,070
(Private Equity Fund)

	Total Investment		2,018	1,070

Pangaea CLO 2007-1 Ltd.(4)	Class D Notes (5.0%, Due 1/21)	15,000	12,119	6,651
(CLO)

	Total Investment		12,119	6,651

PC Helps Support, LLC	Senior Loan (4.3%, Due 12/13)	8,181	8,092	7,756
(Business Services)	Subordinated Debt (12.8%, Due 12/13)	26,734	26,633	26,490

	Total Investment		34,725	34,246

Performant Financial Corporation	Common Stock (478,816 shares)		734	1,400
(Business Services)

	Total Investment		734	1,400

Promo Works, LLC	Unitranche Debt (16.0%, Due 12/12)	19,964	19,859	12,557
(Business Services)

	Total Investment		19,859	12,557

Reed Group, Ltd.	Senior Loan (6.0%, Due 12/13)	12,033	11,903	10,186
(Healthcare Services)	Subordinated Debt (15.8%, Due 12/13)	19,259	19,199	15,260
	Equity Interests		1,800	28

	Total Investment		32,902	25,474

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
S.B. Restaurant Company	Unitranche Debt (11.8%, Due 4/11)	$38,327	$38,207	$32,693
(Retail)	Preferred Stock (46,690 shares)		117	—
	Warrants		534	—

	Total Investment		38,858	32,693

SPP Mezzanine Funding II, L.P.(5)	Limited Partnership Interest		7,476	7,145
(Private Equity Fund)

	Total Investment		7,476	7,145

STS Operating, Inc.	Subordinated Debt (11.0%, Due 1/13)	30,386	30,318	28,695
(Industrial Products)

	Total Investment		30,318	28,695

Summit Energy Services, Inc.	Common Stock (415,982 shares)		1,861	2,200
(Business Services)

	Total Investment		1,861	2,200

Tappan Wire & Cable Inc.	Unitranche Debt (15.0%, Due 8/14)(6)	22,346	22,248	5,331
(Industrial Products)	Common Stock (12,940 shares)(3)		2,043	—
	Warrant(3)		—	—

	Total Investment		24,291	5,331

The Step2 Company, LLC	Unitranche Debt (11.0%, Due 4/12)	94,122	93,937	89,614
(Consumer Products)	Equity Interests		2,156	705

	Total Investment		96,093	90,319

Tradesmen International, Inc.	Subordinated Debt (15.0%,
(Business Services)	Due 12/12)(6)	40,000	39,793	11,532

	Total Investment		39,793	11,532

Trover Solutions, Inc.	Subordinated Debt (12.0%,
(Business Services)	Due 11/12)	53,827	53,674	51,270

	Total Investment		53,674	51,270

United Road Towing, Inc.	Subordinated Debt (11.8%, Due 1/14)	19,060	18,993	18,367
(Consumer Services)

	Total Investment		18,993	18,367

Venturehouse-Cibernet Investors, LLC	Equity Interest		—	—
(Business Services)

	Total Investment		—	—

Webster Capital II, L.P.(5)	Limited Partnership Interest		1,742	1,235
(Private Equity Fund)

	Total Investment		1,742	1,235

Woodstream Corporation	Subordinated Debt (12.0%, Due 2/15)	90,000	89,693	77,400
(Consumer Products)	Common Stock (6,960 shares)		6,961	2,700

	Total Investment		96,654	80,100

Other companies	Other debt investments	37	(130)	(134)
	Other equity investments		41	8

	Total Investment		(89)	(126)

Total companies less than 5% owned			$1,639,193	$1,082,577

Total private finance (100 portfolio investments)			$3,609,933	$2,075,311

Commercial Real Estate Finance
(in thousands, except number of loans)

			December 31, 2009
	Stated Interest Rate Ranges	Number of Loans
			Cost	Value
Commercial Mortgage Loans
	Up to 6.99%	3	$29,660	$28,372
	7.00% - 8.99%	2	1,845	1,819
	9.00% - 10.99%	1	6,480	3,281
	15.00% and above	2	3,970	1,943

Total commercial mortgage loans(9)			$41,955	$35,415

Real Estate Owned			$5,962	$6,405

Equity Interests(2)—Companies more than 25% owned			$27,263	$13,987

Total commercial real estate finance			$75,180	$55,807

Total portfolio			$3,685,113	$2,131,118

	Yield	Cost	Value
Investments in Money Market and Other Securities
First American Treasury Obligations Fund	—	$381,020	$381,020

Total		$381,020	$381,020

(1)
Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.

(2)
Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.

(3)
Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.

(4)
Non-U.S. company or principal place of business outside the U.S.

(5)
Non-registered investment company.

(6)
Loan or debt security is on non-accrual status and therefore is considered non-income producing.

(7)
Represents the effective interest yield earned on the cost basis of these preferred equity investments and income notes. The yield is included in interest income in the consolidated statement of operations.

(8)
Crescent Equity Corp. holds investments in Crescent Hotels & Resorts, LLC and affiliates.

(9)
Commercial mortgage loans totaling $6.1 million at value were on non-accrual status and therefore were considered non-income producing.

(10)
The fund is managed by Callidus Capital, a portfolio company of Allied Capital.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

December 31, 2008

(in thousands, except number of shares)

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Companies More Than 25% Owned
AGILE Fund I, LLC(5) (Private Equity Fund)	Equity Interests		$694	$497

	Total Investment		694	497

AllBridge Financial, LLC (Asset Management)	Equity Interests		33,294	10,960

	Total Investment		33,294	10,960

	Standby Letter of Credit ($15,000)
Allied Capital Senior Debt Fund, L.P.(5)	Limited Partnership Interests		31,800	31,800
(Private Debt Fund)

	Total Investment		31,800	31,800

Avborne, Inc.(7)	Preferred Stock (12,500 shares)		—	942
(Business Services)	Common Stock (27,500 shares)		—	—

	Total Investment		—	942

Avborne Heavy Maintenance, Inc.(7)	Common Stock (2,750 shares)		—	—
(Business Services)

	Total Investment		—	—

Aviation Properties Corporation	Common Stock (100 shares)		93	—
(Business Services)

	Total Investment		93	—

	Standby Letters of Credit ($1,000)
Border Foods, Inc.	Senior Loan (12.6%, Due 12/09–3/12)	$33,027	26,860	33,027
(Consumer Products)	Preferred Stock (100,000 shares)		12,721	11,851
	Common Stock (260,467 shares)		3,847	—

	Total Investment		43,428	44,878

Calder Capital Partners, LLC(5)	Senior Loan (10.5%, Due 5/09)(6)	4,496	4,496	953
(Asset Management)	Equity Interests		2,453	—

	Total Investment		6,949	953

Callidus Capital Corporation	Subordinated Debt (18.0%,	16,068	16,068	16,068
(Asset Management)	Due 8/13–2/14)
	Common Stock (100 shares)		—	34,377

	Total Investment		16,068	50,445

	Guaranty ($6,447)

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Ciena Capital LLC	Senior Loan (5.5%, Due 3/09)(6)	$319,031	$319,031	$104,883
(Financial Services)	Class B Equity Interests		119,436	—
	Class C Equity Interests		109,301	—

	Total Investment		547,768	104,883

	Guaranty ($5,000—See Note 3)
	Standby Letters of Credit ($102,600—See Note 3)
CitiPostal Inc.	Senior Loan (4.0%, Due 12/13)	692	681	681
(Business Services)	Unitranche Debt (12.0%, Due 12/13)	51,758	51,548	51,548
	Subordinated Debt (16.0%, Due 12/15)	9,114	9,114	9,114
	Common Stock (37,024 shares)		12,726	8,616

	Total Investment		74,069	69,959

Coverall North America, Inc.	Unitranche Debt (12.0%, Due 7/11)	32,035	31,948	31,948
(Business Services)	Subordinated Debt (15.0%, Due 7/11)	5,563	5,549	5,549
	Common Stock (763,333 shares)		14,361	17,968

	Total Investment		51,858	55,465

CR Holding, Inc.	Subordinated Debt (16.6%,	39,307	39,193	17,360
(Consumer Products)	Due 2/13)(6)
	Common Stock (32,090,696 shares)		28,744	—

	Total Investment		67,937	17,360

Crescent Equity Corp.(8)	Senior Loan (10.0%, Due 1/09)	433	433	433
(Business Services)	Subordinated Debt (11.0%, Due 9/11–6/17)	22,312	22,247	14,283
	Subordinated Debt (11.0%, Due 1/12–9/12)(6)	10,097	10,072	4,331
	Common Stock (174 shares)		81,255	4,580

	Total Investment		114,007	23,627

	Guaranty ($900)
	Standby Letters of Credit ($200)
Direct Capital Corporation	Subordinated Debt (16.0%,	55,671	55,496	13,530
(Financial Services)	Due 3/13)(6)
	Common Stock (2,317,020 shares)		25,732	—

	Total Investment		81,228	13,530

Financial Pacific Company	Subordinated Debt (17.4%,	68,967	68,840	62,189
(Financial Services)	Due 2/12–8/12)
	Preferred Stock (9,458 shares)		8,865	—
	Common Stock (12,711 shares)		12,783	—

	Total Investment		90,488	62,189

ForeSite Towers, LLC	Equity Interest		—	889
(Tower Leasing)

	Total Investment		—	889

Global Communications, LLC	Senior Loan (10.0%, Due 9/02)(6)	1,335	1,335	1,335
(Business Services)

	Total Investment		1,335	1,335

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Hot Light Brands, Inc.	Senior Loan (9.0%, Due 2/11)(6)	$30,522	$30,522	$13,678
(Retail)	Common Stock (93,500 shares)		5,151	—

	Total Investment		35,673	13,678

	Standby Letter of Credit ($105)
Hot Stuff Foods, LLC	Senior Loan (4.0%, Due 2/11–2/12)	53,597	53,456	42,378
(Consumer Products)	Subordinated Debt (12.4%, Due 8/12–2/13)(6)	83,692	83,387	—
	Common Stock (1,147,453 shares)		56,187	—

	Total Investment		193,030	42,378

Huddle House, Inc.	Subordinated Debt (15.0%, Due 12/12)	57,244	57,067	57,067
(Retail)	Common Stock (358,428 shares)		35,828	20,922

	Total Investment		92,895	77,989

IAT Equity, LLC and Affiliates d/b/a Industrial Air Tool	Subordinated Debt (9.0%, Due 6/14)	6,000	6,000	6,000
(Industrial Products)	Equity Interests		7,500	8,860

	Total Investment		13,500	14,860

Impact Innovations Group, LLC	Equity Interests in Affiliate		—	321
(Business Services)

	Total Investment		—	321

Insight Pharmaceuticals Corporation	Subordinated Debt (15.0%, Due 9/12)	45,827	45,738	45,827
(Consumer Products)	Subordinated Debt (19.0%, Due 9/12)(6)	16,177	16,126	17,532
	Preferred Stock (25,000 shares)		25,000	4,068
	Common Stock (620,000 shares)		6,325	—

	Total Investment		93,189	67,427

Jakel, Inc.	Subordinated Debt (15.5%,	748	748	374
(Industrial Products)	Due 3/08)(6)

	Total Investment		748	374

Knightsbridge CLO 2007-1 Ltd.(4)	Class E Notes (13.8%, Due 1/22)	18,700	18,700	14,866
(CLO)	Income Notes (14.9%)(11)		40,914	35,214

	Total Investment		59,614	50,080

Knightsbridge CLO 2008-1 Ltd.(4)	Class C Notes (9.3%, Due 6/18)	12,800	12,800	12,800
(CLO)	Class D Notes (10.3%, Due 6/18)	8,000	8,000	8,000
	Class E Notes (6.8%, Due 6/18)	13,200	10,573	10,573
	Income Notes (16.6%)(11)		21,315	21,315

	Total Investment		52,688	52,688

MHF Logistical Solutions, Inc.	Subordinated Debt (13.0%,	49,841	49,633	—
(Business Services)	Due 6/12–6/13)(6)
	Preferred Stock (10,000 shares)		—	—
	Common Stock (20,934 shares)		20,942	—

	Total Investment		70,575	—

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
MVL Group, Inc.	Senior Loan (12.0%, Due 6/09–7/09)	$30,674	$30,663	$30,663
(Business Services)	Subordinated Debt (14.5%, Due 6/09–7/09)	41,074	40,994	40,994
	Subordinated Debt (3.0%, Due 6/09)(6)	144	139	86
	Common Stock (560,716 shares)		555	—

	Total Investment		72,351	71,743

Old Orchard Brands, LLC	Subordinated Debt (18.0%, Due 7/14)	18,951	18,882	18,882
(Consumer Products)	Equity Interests		16,857	27,763

	Total Investment		35,739	46,645

Penn Detroit Diesel Allison, LLC	Subordinated Debt (15.5%, Due 8/13)	37,984	37,869	37,869
(Business Services)	Equity Interests		18,873	21,100

	Total Investment		56,742	58,969

Service Champ, Inc.	Subordinated Debt (15.5%, Due 4/12)	27,050	26,984	26,984
(Business Services)	Common Stock (55,112 shares)		11,785	21,156

	Total Investment		38,769	48,140

Stag-Parkway, Inc.	Unitranche Debt (14.0%, Due 7/12)	17,975	17,920	17,962
(Business Services)	Common Stock (25,000 shares)		32,686	6,968

	Total Investment		50,606	24,930

Startec Equity, LLC	Equity Interests		211	332
(Telecommunications)

	Total Investment		211	332

Senior Secured Loan Fund LLC	Subordinated Certificates (12.0%)		125,423	125,423
(Private Debt Fund)	Equity Interests		1	1

	Total Investment		125,424	125,424

Worldwide Express Operations, LLC	Subordinated Debt (14.0%,	2,865	2,722	2,032
(Business Services)	Due 2/14)(6)
	Equity Interests		11,384	—
	Warrants		144	—

	Total Investment		14,250	2,032

Total companies more than 25% owned			$2,167,020	$1,187,722

Companies 5% to 25% Owned
10th Street, LLC	Subordinated Debt (13.0%, Due 11/14)	21,439	21,329	21,439
(Business Services)	Equity Interests		422	975
	Option		25	25

	Total Investment		21,776	22,439

Advantage Sales & Marketing, Inc.	Subordinated Debt (12.0%, Due 3/14)	158,617	158,132	135,000
(Business Services)	Equity Interests		—	5,000

	Total Investment		158,132	140,000

Air Medical Group Holdings LLC	Senior Loan (3.3%, Due 3/11)	3,360	3,326	3,139
(Healthcare Services)	Equity Interests		2,993	10,800

	Total Investment		6,319	13,939

Alpine ESP Holdings, Inc.	Preferred Stock (701 shares)		701	—
(Business Services)	Common Stock (11,657 shares)		13	—

	Total Investment		714	—

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Amerex Group, LLC	Subordinated Debt (12.3%, Due 1/13)	$8,789	$8,784	$8,784
(Consumer Products)	Equity Interests		3,508	9,932

	Total Investment		12,292	18,716

BB&T Capital Partners/Windsor	Equity Interests		11,789	11,063
Mezzanine Fund, LLC(5)
(Private Equity Fund)

	Total Investment		11,789	11,063

Becker Underwood, Inc.	Subordinated Debt (14.5%, Due 8/12)	25,503	25,450	25,502
(Industrial Products)	Common Stock (4,376 shares)		5,014	2,267

	Total Investment		30,464	27,769

Drew Foam Companies, Inc.	Preferred Stock (622,555 shares)		623	512
(Business Services)	Common Stock (6,286 shares)		6	—

	Total Investment		629	512

Driven Brands, Inc.	Subordinated Debt (16.5%, Due 7/15)	84,106	83,698	83,698
(Consumer Services)	Common Stock (3,772,098 shares)		9,516	4,855

	Total Investment		93,214	88,553

Hilden America, Inc. (Consumer Products)	Common Stock (19 shares)		454	76

	Total Investment		454	76

Lydall Transport, Ltd.	Equity Interests		432	345
(Business Services)

	Total Investment		432	345

Multi-Ad Services, Inc.	Unitranche Debt (11.3%, Due 11/11)	3,018	2,995	2,941
(Business Services)	Equity Interests		1,737	1,782

	Total Investment		4,732	4,723

Progressive International Corporation	Preferred Stock (500 shares)		500	1,125
(Consumer Products)	Common Stock (197 shares)		13	4,600
	Warrants		—	—

	Total Investment		513	5,725

Regency Healthcare Group, LLC	Unitranche Debt (11.1%, Due 6/12)	10,901	10,855	10,825
(Healthcare Services)	Equity Interests		1,302	2,050

	Total Investment		12,157	12,875

SGT India Private Limited(4)	Common Stock (150,596 shares)		4,137	—
(Business Services)

	Total Investment		4,137	—

Soteria Imaging Services, LLC	Subordinated Debt (11.3%, Due 11/10)	4,250	4,167	4,054
(Healthcare Services)	Equity Interests		1,881	1,971

	Total Investment		6,048	6,025

Triax Holdings, LLC (Consumer Products)	Subordinated Debt (21.0%, Due 2/12)(6)	10,625	10,587	—
	Equity Interests		16,528	—

	Total Investment		27,115	—

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Universal Environmental Services, LLC	Equity Interests		$1,599	$—
(Business Services)

	Total Investment		1,599	—

Total companies 5% to 25% owned			$392,516	$352,760

Companies Less Than 5% Owned
3SI Security Systems, Inc.	Subordinated Debt (14.6%, Due 8/13)	$29,200	29,118	28,170
(Consumer Products)

	Total Investment		29,118	28,170

Abraxas Corporation	Subordinated Debt (14.6%, Due 4/13)	36,822	36,662	36,170
(Business Services)

	Total Investment		36,662	36,170

Augusta Sportswear Group, Inc.	Subordinated Debt (13.0%, Due 1/15)	53,000	52,825	52,406
(Consumer Products)	Common Stock (2,500 shares)		2,500	1,400

	Total Investment		55,325	53,806

Axium Healthcare Pharmacy, Inc.	Senior Loan (14.0%, Due 12/12)	3,750	3,724	3,654
(Healthcare Services)	Unitranche Debt (14.0%, Due 12/12)	8,500	8,471	7,908
	Common Stock (22,860 shares)		2,286	100

	Total Investment		14,481	11,662

Baird Capital Partners IV Limited(5)	Limited Partnership Interest		3,636	2,978
(Private Equity Fund)

	Total Investment		3,636	2,978

BenefitMall Holdings Inc.	Subordinated Debt (18.0%, Due 6/14)	40,326	40,238	40,238
(Business Services)	Common Stock (39,274,290 shares)(12)		39,274	91,149
	Warrants(12)		—	—

	Total Investment		79,512	131,387

Broadcast Electronics, Inc.	Senior Loan (8.8%, Due 11/11)(6)	4,912	4,884	773
(Business Services)	Preferred Stock (2,044 shares)		—	—

	Total Investment		4,884	773

Bushnell, Inc.	Subordinated Debt (8.0%, Due 2/14)	41,325	40,003	35,794
(Consumer Products)

	Total Investment		40,003	35,794

Callidus Debt Partners CDO Fund I, Ltd.(4)(10)	Class C Notes (12.9%, Due 12/13)	18,800	18,907	10,116
(CDO)	Class D Notes (17.0%, Due 12/13)	9,400	9,454	—

	Total Investment		28,361	10,116

Callidus Debt Partners CLO Fund III, Ltd.(4)(10)	Preferred Shares (23,600,000 shares)		20,138	5,402
(CLO)

	Total Investment		20,138	5,402

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Callidus Debt Partners CLO Fund IV, Ltd.(4)(10)	Class D Notes (9.1%, Due 4/20)	$3,000	$2,045	$1,445
(CLO)	Income Notes (13.2%)(11)		14,591	10,628

	Total Investment		16,636	12,073

Callidus Debt Partners CLO Fund V, Ltd.(4)(10)	Income Notes (16.4%)(11)		13,388	10,331
(CLO)

	Total Investment		13,388	10,331

Callidus Debt Partners CLO Fund VI, Ltd.(4)(10)	Class D Notes (9.8%, Due 10/21)	9,000	7,144	3,929
(CLO)	Income Notes (17.8%)(11)		28,314	23,090

	Total Investment		35,458	27,019

Callidus Debt Partners CLO Fund VII, Ltd.(4)(10)	Income Notes (11.4%)(11)		24,026	15,361
(CLO)

	Total Investment		24,026	15,361

Callidus MAPS CLO Fund I LLC(10)	Class E Notes (7.0%, Due 12/17)	17,000	17,000	9,813
(CLO)	Income Notes (4.0%)(11)		45,053	27,678

	Total Investment		62,053	37,491

Callidus MAPS CLO Fund II, Ltd.(4)(10)	Class D Notes (8.8%, Due 7/22)	7,700	3,555	2,948
(CLO)	Income Notes (13.3%)(11)		18,393	12,626

	Total Investment		21,948	15,574

Carlisle Wide Plank Floors, Inc.	Senior Loan (6.1%, Due 6/11)	1,000	998	953
(Consumer Products)	Unitranche Debt (14.5%, Due 6/11)	3,161	3,139	3,047
	Preferred Stock (345,056 Shares)		345	82

	Total Investment		4,482	4,082

Catterton Partners VI, L.P.(5)	Limited Partnership Interest		2,812	2,356
(Private Equity Fund)

	Total Investment		2,812	2,356

Centre Capital Investors V, L.P.(5)	Limited Partnership Interest		3,049	2,344
(Private Equity Fund)

	Total Investment		3,049	2,344

CK Franchising, Inc.	Subordinated Debt (12.3%,	21,000	20,912	20,912
(Consumer Services)	Due 7/12–7/17)
	Preferred Stock (1,281,887 shares)		1,282	1,592
	Common Stock (7,585,549 shares)		7,586	10,600

	Total Investment		29,780	33,104

Commercial Credit Group, Inc.	Subordinated Debt (15.0%, Due 6/15)	19,000	18,970	18,970
(Financial Services)	Preferred Stock (64,679 shares)		15,543	9,073
	Warrants		—	—

	Total Investment		34,513	28,043

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Community Education Centers, Inc.	Subordinated Debt (14.5%, Due 11/13)	$35,548	$35,486	$34,056
(Education Services)

	Total Investment		35,486	34,056

Component Hardware Group, Inc.	Subordinated Debt (13.5%, Due 1/13)	18,710	18,654	18,261
(Industrial Products)

	Total Investment		18,654	18,261

Cook Inlet Alternative Risk, LLC	Unitranche Debt (10.8%, Due 4/13)	90,000	89,619	82,839
(Business Services)	Equity Interests		552	—

	Total Investment		90,171	82,839

Cortec Group Fund IV, L.P.(5)	Limited Partnership Interest		4,647	3,445
(Private Equity)

	Total Investment		4,647	3,445

Diversified Mercury Communications, LLC	Senior Loan (4.5%, Due 3/13)	2,972	2,958	2,692
(Business Services)

	Total Investment		2,958	2,692

Digital VideoStream, LLC	Unitranche Debt (11.0%, Due 2/12)	14,097	14,032	14,003
(Business Services)	Convertible Subordinated Debt (10.0%, Due 2/16)	4,545	4,533	4,700

	Total Investment		18,565	18,703

DirectBuy Holdings, Inc.	Subordinated Debt (14.5%, Due 5/13)	75,909	75,609	71,703
(Consumer Products)	Equity Interests		8,000	3,200

	Total Investment		83,609	74,903

Distant Lands Trading Co.	Senior Loan (7.5%, Due 11/11)	4,825	4,800	4,501
(Consumer Products)	Unitranche Debt (12.3%, Due 11/11)	43,133	43,022	42,340
	Common Stock (3,451 shares)		3,451	984

	Total Investment		51,273	47,825

Dryden XVIII Leveraged	Class B Notes (8.0%, Due 10/19)	9,000	7,728	4,535
Loan 2007 Limited(4)	Income Notes (16.0%)(11)		22,080	17,477
(CLO)

	Total Investment		29,808	22,012

Dynamic India Fund IV(4)(5)	Equity Interests		9,350	8,966
(Private Equity Fund)

	Total Investment		9,350	8,966

EarthColor, Inc.	Subordinated Debt (15.0%,	123,819	123,385	77,243
(Business Services)	Due 11/13)(6)
	Common Stock (63,438 shares)(12)		63,438	—
	Warrants(12)		—	—

	Total Investment		186,823	77,243

eCentury Capital Partners, L.P.(5)	Limited Partnership Interest		7,274	1,431
(Private Equity Fund)

	Total Investment		7,274	1,431

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
eInstruction Corporation	Subordinated Debt (12.6%,	$33,931	$33,795	$31,670
(Education Services)	Due 7/14–1/15)
	Common Stock (2,406 shares)		2,500	1,700

	Total Investment		36,295	33,370

Farley's & Sathers Candy Company, Inc.	Subordinated Debt (10.1%, Due 3/11)	2,500	2,493	2,365
(Consumer Products)

	Total Investment		2,493	2,365

FCP-BHI Holdings, LLC	Subordinated Debt (12.0%, Due 9/13)	27,284	27,191	25,640
d/b/a Bojangles'	Equity Interests		1,029	1,700
(Retail)

	Total Investment		28,220	27,340

Fidus Mezzanine Capital, L.P.(5)	Limited Partnership Interest		9,597	6,754
(Private Equity Fund)

	Total Investment		9,597	6,754

Freedom Financial Network, LLC	Subordinated Debt (13.5%, Due 2/14)	13,000	12,945	12,811
(Financial Services)

	Total Investment		12,945	12,811

Geotrace Technologies, Inc.	Warrants		2,027	3,000
(Energy Services)

	Total Investment		2,027	3,000

Gilchrist & Soames, Inc.	Subordinated Debt (13.4%, Due 10/13)	25,800	25,660	24,692
(Consumer Products)

	Total Investment		25,660	24,692

Havco Wood Products LLC	Equity Interests		910	400
(Industrial Products)

	Total Investment		910	400

Higginbotham Insurance Agency, Inc.	Subordinated Debt (13.7%,	53,305	53,088	53,088
(Business Services)	Due 8/13–8/14)
	Common Stock (23,695 shares)(12)		23,695	27,335
	Warrant(12)		—	—

	Total Investment		76,783	80,423

The Hillman Companies, Inc.(3)	Subordinated Debt (10.0%, Due 9/11)	44,580	44,491	44,345
(Consumer Products)

	Total Investment		44,491	44,345

The Homax Group, Inc.	Senior Loan (7.2%, Due 10/12)	11,785	11,742	10,689
(Consumer Products)	Subordinated Debt (14.5%, Due 4/14)	14,000	13,371	12,859
	Preferred Stock (76 shares)		76	—
	Common Stock (24 shares)		5	—
	Warrants		954	—

	Total Investment		26,148	23,548

Ideal Snacks Corporation	Senior Loan (5.3%, Due 6/10)	1,496	1,496	1,438
(Consumer Products)

	Total Investment		1,496	1,438

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Kodiak Fund LP(5)	Equity Interests		$9,422	$900
(Private Equity Fund)

	Total Investment		9,422	900

Market Track Holdings, LLC	Senior Loan (8.0%, Due 6/14)	$2,500	2,450	2,352
(Business Services)	Subordinated Debt (15.9%, Due 6/14)	24,600	24,488	23,785

	Total Investment		26,938	26,137

NetShape Technologies, Inc.	Senior Loan (5.3%, Due 2/13)	382	382	346
(Industrial Products)

	Total Investment		382	346

Network Hardware Resale, Inc.	Unitranche Debt (12.5%, Due 12/11)	18,734	18,809	18,703
(Business Services)	Convertible Subordinated Debt
	(9.8%, Due 12/15)	14,533	14,585	14,585

	Total Investment		33,394	33,288

Novak Biddle Venture Partners III, L.P.(5)	Limited Partnership Interest		2,018	1,349
(Private Equity Fund)

	Total Investment		2,018	1,349

Oahu Waste Services, Inc.	Stock Appreciation Rights		206	750
(Business Services)

	Total Investment		206	750

Pangaea CLO 2007-1 Ltd.(4)	Class D Notes (9.2%, Due 10/21)	15,000	11,761	7,114
(CLO)

	Total Investment		11,761	7,114

PC Helps Support, LLC	Senior Loan (4.8%, Due 12/13)	8,610	8,520	8,587
(Business Services)	Subordinated Debt (13.3%, Due 12/13)	28,136	28,009	28,974

	Total Investment		36,529	37,561

Performant Financial Corporation	Common Stock (478,816 shares)		734	200
(Business Services)

	Total Investment		734	200

Peter Brasseler Holdings, LLC	Equity Interests		3,451	2,900
(Business Services)

	Total Investment		3,451	2,900

PharMEDium Healthcare Corporation	Senior Loan (4.3%, Due 10/13)	1,910	1,910	1,747
(Healthcare Services)

	Total Investment		1,910	1,747

Postle Aluminum Company, LLC	Unitranche Debt (13.0%,	58,953	58,744	9,978
(Industrial Products)	Due 10/12)(6)
	Equity Interests		2,174	—

	Total Investment		60,918	9,978

Pro Mach, Inc.	Subordinated Debt (12.5%, Due 6/12)	14,616	14,573	14,089
(Industrial Products)	Equity Interests		1,294	1,900

	Total Investment		15,867	15,989

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Promo Works, LLC	Unitranche Debt (12.3%, Due 12/11)	$23,111	$22,954	$21,266
(Business Services)

	Total Investment		22,954	21,266

Reed Group, Ltd.	Senior Loan (7.6%, Due 12/13)	12,893	12,758	11,502
(Healthcare Services)	Subordinated Debt (13.8%, Due 12/13)	18,543	18,469	16,683
	Equity Interests		1,800	300

	Total Investment		33,027	28,485

S.B. Restaurant Company	Unitranche Debt (9.8%, Due 4/11)	36,501	36,295	34,914
(Retail)	Preferred Stock (46,690 shares)		117	117
	Warrants		534	—

	Total Investment		36,946	35,031

Snow Phipps Group, L.P.(5)	Standby Letters of Credit ($2,465)		4,785	4,374
(Private Equity Fund)	Limited Partnership Interest

	Total Investment		4,785	4,374

SPP Mezzanine Funding II, L.P.(5)	Limited Partnership Interest		9,362	9,269
(Private Equity Fund)

	Total Investment		9,362	9,269

STS Operating, Inc.	Subordinated Debt (11.0%, Due 1/13)	30,386	30,296	29,745
(Industrial Products)

	Total Investment		30,296	29,745

Summit Energy Services, Inc.	Subordinated Debt (11.6%, Due 8/13)	35,730	35,547	32,113
(Business Services)	Common Stock (415,982 shares)		1,861	1,900

	Total Investment		37,408	34,013

Tank Intermediate Holding Corp.	Senior Loan (7.1%, Due 9/14)	30,514	29,539	25,937
(Industrial Products)

	Total Investment		29,539	25,937

Tappan Wire & Cable Inc.	Unitranche Debt (15.0%, Due 8/14)	22,346	22,248	15,625
(Business Services)	Common Stock (12,940 shares)(12)		2,043	—
	Warrant(12)		—	—

	Total Investment		24,291	15,625

The Step2 Company, LLC	Unitranche Debt (11.0%, Due 4/12)	95,083	94,816	90,474
(Consumer Products)	Equity Interests		2,156	1,161

	Total Investment		96,972	91,635

Tradesmen International, Inc.	Subordinated Debt (12.0%, Due 12/12)	40,000	39,586	37,840
(Business Services)

	Total Investment		39,586	37,840

TransAmerican Auto Parts, LLC	Subordinated Debt (16.3%,	24,561	24,409	—
(Consumer Products)	Due 11/12)(6)
	Equity Interests		1,034	—

	Total Investment		25,443	—

Trover Solutions, Inc.	Subordinated Debt (12.0%, Due 11/12)	60,054	59,847	57,362
(Business Services)

	Total Investment		59,847	57,362

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
United Road Towing, Inc.	Subordinated Debt (12.1%, Due 1/14)	$20,000	$19,915	$20,000
(Consumer Services)

	Total Investment		19,915	20,000

Venturehouse-Cibernet Investors, LLC	Equity Interest		—	—
(Business Services)

	Total Investment		—	—

VICORP Restaurants, Inc.	Warrants		33	—
(Retail)

	Total Investment		33	—

WMA Equity Corporation and Affiliates	Subordinated Debt (16.8%, Due 4/13–4/14)(6)	139,455	138,559	63,823
d/b/a Wear Me Apparel	Common Stock (86 shares)		39,721	—
(Consumer Products)

	Total Investment		178,280	63,823

Webster Capital II, L.P.(5)	Limited Partnership Interest		1,702	1,481
(Private Equity Fund)

	Total Investment		1,702	1,481

Woodstream Corporation	Subordinated Debt (12.0%, Due 2/15)	90,000	89,633	83,258
(Consumer Products)	Common Stock (6,960 shares)		6,961	2,500

	Total Investment		96,594	85,758

York Insurance Services Group, Inc.	Common Stock (12,939 shares)		1,294	1,700
(Business Services)

	Total Investment		1,294	1,700

Other companies	Other debt investments	155	74	72
	Other equity investments		30	8

	Total Investment		104	80

	Total companies less than 5% owned		$2,317,856	$1,858,581

	Total private finance (138 portfolio investments)		$4,877,392	$3,399,063

Commercial Real Estate Finance
(in thousands, except number of loans)

			December 31, 2008
	Stated Interest Rate Ranges	Number of Loans
			Cost	Value
Commercial Mortgage Loans
	Up to 6.99%	4	$30,999	$30,537
	7.00% - 8.99%	1	644	580
	9.00% - 10.99%	1	6,465	6,465
	11.00% - 12.99%	1	10,469	9,391
	15.00% and above	2	3,970	6,529

Total commercial mortgage loans(13)			$52,547	$53,502

Real Estate Owned			$18,201	$20,823

Equity Interests(2)—Companies more than 25% owned			$14,755	$19,562
Guarantees ($6,871)
Standby Letter of Credit ($650)
Total commercial real estate finance			$85,503	$93,887

Total portfolio			$4,962,895	$3,492,950

	Yield	Cost	Value
Investments in Money Market and Other Securities
SEI Daily Income Tr Prime Obligation Money Market Fund	0.9%	$5	$5
Columbia Treasury Reserves Fund	—	12	12
Other Money Market Funds	—	270	270

Total		$287	$287

(1)
Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.

(2)
Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.

(3)
Public company.

(4)
Non-U.S. company or principal place of business outside the U.S.

(5)
Non-registered investment company.

(6)
Loan or debt security is on non-accrual status and therefore is considered non-income producing.

(7)
Avborne, Inc. and Avborne Heavy Maintenance, Inc. are affiliated companies.

(8)
Crescent Equity Corp. holds investments in Crescent Hotels & Resorts, LLC and affiliates.

(10)
The fund is managed by Callidus Capital, a portfolio company of Allied Capital.

(11)
Represents the effective interest yield earned on the cost basis of these preferred equity investments and income notes. The yield is included in interest income in the consolidated statement of operations.

(12)
Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.

(13)
Commercial mortgage loans totaling $7.7 million at value were on non-accrual status and therefore were considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization and Other Matters

              Allied Capital Corporation, a Maryland corporation, is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act"). Allied Capital Corporation ("ACC") has a real estate investment trust subsidiary, Allied Capital REIT, Inc. ("Allied REIT"), and several subsidiaries that are single member limited liability companies established for specific purposes including holding real estate properties. ACC also has a subsidiary, A.C. Corporation ("AC Corp"), that generally provides diligence and structuring services, as well as transaction, management, consulting, and other services, including underwriting and arranging senior loans, to the Company, its portfolio companies and its managed funds.

              ACC and its subsidiaries, collectively, are referred to as the "Company." The Company consolidates the results of its subsidiaries for financial reporting purposes.

              Pursuant to Accounting Standards Codification ("ASC") Topic 810, "Consolidations," the financial results of the Company's portfolio investments are not consolidated in the Company's financial statements. Portfolio investments are held for purposes of deriving investment income and future capital gains.

              The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company has primarily invested in debt and equity securities of private companies in a variety of industries.

              On October 26, 2009, the Company and Ares Capital Corporation, ("Ares Capital") announced a strategic business combination in which ARCC Odyssey Corp., a wholly owned subsidiary of Ares Capital Corporation ("Merger Sub") would merge with and into Allied Capital and, immediately thereafter, Allied Capital would merge with and into Ares Capital. If the merger of Merger Sub into Allied Capital is completed, holders of Allied Capital common stock will have a right to receive 0.325 shares of Ares Capital common stock for each share of Allied Capital common stock held immediately prior to such merger. In connection with such merger, Ares Capital expects to issue a maximum of approximately 58.3 million shares of its common stock (assuming that holders of all "in-the-money" Allied Capital stock options elect to be cashed out), subject to adjustment in certain limited circumstances. The closing of the merger is subject to the receipt of shareholder approvals from Allied Capital and Ares Capital shareholders, and other closing conditions. Allied Capital is holding a special meeting of its stockholders on March 26, 2010, at which Allied Capital stockholders will be asked to vote on the approval of the merger and the merger agreement described in the proxy statement dated February 11, 2010. Approval of the merger and the merger agreement requires the affirmative vote of two-thirds of Allied Capital's outstanding shares entitled to vote on the matter. The completion of the merger with Ares Capital is dependent on a number of conditions being satisfied or, where legally permissible, waived.

Note 2. Summary of Significant Accounting Policies

    Basis of Presentation

              The consolidated financial statements include the accounts of ACC and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2008 and 2007 balances to conform with the 2009 financial statement presentation.

              In June 2009, the FASB issued SFAS No. 168, "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles," which was primarily codified into ASC Topic 105, "Generally Accepted Accounting Standards." This standard is the single source of authoritative non-governmental U.S. generally accepted accounting principles ("GAAP"), superseding existing FASB, American Institute of Certified Public Accountants ("AICPA"), Emerging Issues Task Force ("EITF"), and related accounting literature. Also included is relevant Securities and Exchange Commission guidance organized using the same topical structure in separate sections. This guidance is effective for financial statements issued for reporting periods that end after September 15, 2009. This guidance impacts the Company's consolidated financial statements and related disclosures as all references to authoritative literature reflect the newly adopted codification.

              The private finance portfolio and the interest and related portfolio income and net realized gains (losses) on the private finance portfolio are presented in three categories: companies more than 25% owned, which represent portfolio companies where the Company directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company or where the Company controls the portfolio company's board of directors and, therefore, are deemed controlled by the Company under the 1940 Act; companies owned 5% to 25%, which represent portfolio companies where the Company directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where the Company holds one or more seats on the portfolio company's board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where the Company directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where the Company has no other affiliations with such portfolio company. The interest and related portfolio income and net realized gains (losses) from the commercial real estate finance portfolio and other sources, including investments in money market and other securities, are included in the companies less than 5% owned category on the consolidated statement of operations.

              In the ordinary course of business, the Company enters into transactions with portfolio companies that may be considered related party transactions.

              The Company, as a BDC, has invested in illiquid securities including debt and equity securities of portfolio companies, CLO bonds and preferred shares/income notes, CDO bonds and investment funds. The Company's investments may be subject to certain restrictions on resale and generally have no established trading market. The Company values substantially all of its investments at fair value as determined in good faith by the Board of Directors in accordance with the Company's valuation policy and the provisions of the 1940 Act and ASC Topic 820 "Financial Instruments," which includes the codification of FASB Statement No. 157, Fair Value Measurements and related interpretations. The Company determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. The Company's valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests and that fair value for its investments must typically be determined using unobservable inputs. The Company's valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio.

              The Company adopted the standards in ASC Topic 820 on a prospective basis in the first quarter of 2008. These standards require the Company to assume that the portfolio investment is to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with the standards, the Company has considered its principal market, or the market in which the Company exits its portfolio investments with the greatest volume and level of activity.

              The Company has determined that for its buyout investments, where the Company has control or could gain control through an option or warrant security, both the debt and equity securities of the portfolio investment would exit in the merger and acquisition ("M&A") market as the principal market generally through a sale or recapitalization of the portfolio company. The Company believes that the in-use premise of value (as defined in ASC Topic 820), which assumes the debt and equity securities are sold together, is appropriate as this would provide maximum proceeds to the seller. As a result, the Company uses the enterprise value methodology to determine the fair value of these investments. Enterprise value means the entire value of the company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. Enterprise value is determined using various factors, including cash flow from operations of the portfolio company, multiples at which private companies are bought and sold, and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company's equity securities, liquidation events, or other events. The Company allocates the enterprise value to these securities in order of the legal priority of the securities.

              While the Company typically exits its securities upon the sale or recapitalization of the portfolio company in the M&A market, for investments in portfolio companies where the Company does not have control or the ability to gain control through an option or warrant security, the Company cannot typically control the exit of its investment into its principal market (the M&A market). As a result, in accordance with ASC Topic 820, the Company is required to determine the fair value of these investments assuming a sale of the individual investment (the in-exchange premise of value) in a hypothetical market to a hypothetical market participant. The Company continues to perform an enterprise value analysis for the investments in this category to assess the credit risk of the loan or debt security and to determine the fair value of its equity investment in these portfolio companies. The determined equity values are generally discounted when the Company has a minority ownership position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors. For loan and debt securities, the Company performs a yield analysis assuming a hypothetical current sale of the investment. The yield analysis requires the Company to estimate the expected repayment date of the instrument and a market participant's required yield. The Company's estimate of the expected repayment date of a loan or debt security may be shorter than the legal maturity of the instruments as the Company's loans historically have been repaid prior to the maturity date. The yield analysis considers changes in interest rates and changes in leverage levels of the loan or debt security as compared to market interest rates and leverage levels. Assuming the credit quality of the loan or debt security remains stable, the Company will use the value determined by the yield analysis as the fair value for that security. A change in the assumptions that the Company uses to estimate the fair value of its loans and debt securities using a yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or a loan or debt security is in workout status, the Company may consider other factors in determining the fair value of a loan or debt security, including the value attributable to the loan or debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis.

              The Company's equity investments in private debt and equity funds are generally valued based on the amount that the Company believes would be received if the investments were sold and consider the fund's net asset value, observable transactions and other factors. The value of the Company's equity securities in public companies for which quoted prices in an active market are readily available is based on the closing public market price on the measurement date.

              The fair value of the Company's CLO bonds and preferred shares/income notes and CDO bonds ("CLO/CDO Assets") is generally based on a discounted cash flow model that utilizes prepayment, re-investment, loss and ratings assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar bonds and preferred shares/ income notes, when available. The Company recognizes unrealized appreciation or depreciation on its CLO/CDO Assets as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment, re-investment, loss or ratings assumptions in the underlying collateral pool, or changes in redemption assumptions for the CLO/CDO Assets, if applicable. The Company determines the fair value of its CLO/CDO Assets on an individual security-by-security basis.

              The Company records unrealized depreciation on investments when it determines that the fair value of a security is less than its cost basis, and records unrealized appreciation when it determines that the fair value is greater than its cost basis. Because of the inherent uncertainty of valuation, the values determined at the measurement date may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the values determined at the measurement date. In accordance with ASC Topic 820 (discussed below), the Company does not consider a transaction price that is associated with a transaction that is not orderly to be indicative of fair value or market participant risk premiums, and accordingly would place little, if any, weight on transactions that are not orderly in determining fair value. When considering recent potential or completed transactions, the Company uses judgment in determining if such offers or transactions were pursuant to an orderly process for purposes of determining how much weight is placed on these data points in accordance with the applicable guidelines in ASC Topic 820.

    Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

              Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. Net change in unrealized appreciation or depreciation also reflects the change in the value of U.S. Treasury bills, when applicable, and depreciation on accrued interest and dividends receivable and other assets where collection is doubtful.

    Interest and Dividend Income

              Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. In general, interest is not accrued on loans and debt securities if the Company has doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. Interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by the Company depending on such company's capital requirements.

              When the Company receives nominal cost warrants or free equity securities ("nominal cost equity"), the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using a method that approximates the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain.

              The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

              The Company recognizes interest income on the CLO preferred shares/income notes using the effective interest method, based on the anticipated yield that is determined using the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses, ratings or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the preferred shares/income notes from the date the estimated yield was changed. CLO and CDO bonds have stated interest rates. The weighted average yield on the CLO/CDO Assets is calculated as the (a) annual stated interest or the effective interest yield on the accruing bonds or the effective yield on the preferred shares/income notes, divided by (b) CLO/CDO Assets at value. The weighted average yields are computed as of the balance sheet date.

              Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are expected to be collected and to the extent that the Company has the option to receive the dividend in cash. Dividend income on common equity securities is recorded on the record date for private companies or on the ex-dividend date for publicly traded companies.

    Fee Income

              Fee income includes fees for loan prepayment premiums, guarantees, commitments, and services rendered by the Company to portfolio companies and other third parties such as diligence, structuring, transaction services, management and consulting services, and other services. Loan prepayment premiums are recognized at the time of prepayment. Guaranty and commitment fees are generally recognized as income over the related period of the guaranty or commitment, respectively. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management, consulting and other services fees, including fund management fees, are generally recognized as income as the services are rendered. Fees are not accrued if the Company has doubt about the collection of those fees.

    Cash and Cash Equivalents

              Cash and cash equivalents represents unrestricted cash and highly liquid securities with original maturities of 90 days or less.

    Guarantees

              Guarantees meeting the characteristics described in ASC Topic 460,"Guarantees" and issued or modified after December 31, 2002, are recognized at fair value at inception. Guarantees made on behalf of portfolio companies are considered in determining the fair value of the Company's investments. See Note 5.

    Financing Costs

              Debt financing costs are based on actual costs incurred in obtaining debt financing and generally are deferred and amortized as part of interest expense over the term of the related debt instrument using a method that approximates the effective interest method. Costs associated with the issuance of common stock are recorded as a reduction to the proceeds from the sale of common stock. Financing costs generally include underwriting, accounting and legal fees, and printing costs.

    Dividends to Shareholders

              Dividends to shareholders are recorded on the ex-dividend date.

    Stock Compensation Plans

              The Company has a stock-based employee compensation plan. See Note 9. Effective January 1, 2006, the Company adopted the provisions of FASB Statement No. 123 (Revised 2004), Share-Based Payment ("SFAS 123R"), which was primarily codified into ASC Topic 718, "Compensation—Stock Compensation." These standards were adopted using the modified prospective method of application, which required the Company to recognize compensation costs on a prospective basis beginning January 1, 2006. Accordingly, the Company did not restate prior year financial statements. Under this method, the unamortized cost of previously awarded options that were unvested as of January 1, 2006, is recognized over the remaining service period in the statement of operations beginning in 2006, using the fair value amounts determined for pro forma disclosure under these standards. With respect to options granted on or after January 1, 2006, compensation cost based on estimated grant date fair value is recognized over the related service period in the consolidated statement of operations. The stock option expense for the years ended December 31, 2009, 2008 and 2007, was as follows:

($ in millions, except per share amounts)	2009	2008	2007
Employee Stock Option Expense:
Options granted:
Previously awarded, unvested options as of January 1, 2006	$—	$3.9	$10.1
Options granted on or after January 1, 2006	3.4	7.9	10.7

Total options granted	3.4	11.8	20.8
Options cancelled in connection with tender offer (see Note 9)	—	—	14.4

Total employee stock option expense	$3.4	$11.8	$35.2

Per basic share	$0.02	$0.07	$0.23
Per diluted share	$0.02	$0.07	$0.23

              In addition to the employee stock option expense for options granted, administrative expense included $0.1 million, $0.1 million and $0.2 million of expense for each of the years ended December 31, 2009, 2008 and 2007, respectively, related to options granted to directors during each year. Options were granted to non-officer directors in the second quarters of 2009, 2008 and 2007. Options granted to non-officer directors vest on the grant date and therefore, the full expense is recorded on the grant date.

              Options Granted.    The stock option expense shown in the tables above were based on the underlying value of the options granted by the Company. The fair value of each option grant was estimated on the date of grant using the Black-Scholes option pricing model and expensed over the vesting period. The following weighted average assumptions were used to calculate the fair value of options granted during the years ended December 31, 2009, 2008, and 2007:

	2009	2008	2007
Expected term (in years)	3.0	5.0	5.0
Risk-free interest rate	1.3%	2.8%	4.6%
Expected volatility	105.0%	27.8%	26.4%
Dividend yield	32.5%	8.5%	8.9%
Weighted average fair value per option	$0.21	$2.18	$2.96

              The expected term of the options granted represents the period of time that such options are expected to be outstanding. To determine the expected term of the options, the Company used historical data to estimate option exercise time frames, including considering employee terminations. The risk free rate was based on the U.S. Treasury bond yield curve at the date of grant consistent with the expected term. Expected volatilities were determined based on the historical volatility of the Company's common stock over a historical time period consistent with the expected term. The dividend yield was determined based on the Company's historical dividend yield over a historical time period consistent with the expected term.

              To determine the stock options expense for options granted, the calculated fair value of the options granted is applied to the options granted, net of assumed future option forfeitures. The Company estimates that the employee-related stock option expense for outstanding unvested options as of December 31, 2009, will be approximately $3.9 million, $3.9 million and $0.0 million for the years ended December 31, 2010, 2011 and 2012, respectively. This estimate does not include any expense related to stock option grants after December 31, 2009, as the fair value of those stock options will be determined at the time of grant. This estimate may change if the Company's assumptions related to future option forfeitures change. The aggregate total stock option expense remaining as of December 31, 2009, is expected to be recognized over an estimated weighted-average period of 1.46 years.

              Options Cancelled in Connection with Tender Offer.    As discussed in Note 9, the Company completed a tender offer in July 2007, whereby the Company accepted for cancellation 10.3 million vested options held by employees and non-officer directors of the Company in exchange for an option cancellation payment ("OCP"). The OCP was equal to the "in-the-money" value of the stock options cancelled, determined using the Weighted Average Market Price of $31.75, and was paid one-half in cash and one-half in unregistered shares of the Company's common stock. In accordance with the terms of the tender offer, the Weighted Average Market Price represented the volume weighted average price of the Company's common stock over the fifteen trading days preceding the first day of the offer period, or June 20, 2007. Because the Weighted Average Market Price at the commencement of the tender offer on June 20, 2007, was higher than the market price of the Company's common stock at the close of the offer on July 18, 2007, ASC Topic 718 required the Company to record a non-cash employee-related stock option expense of $14.4 million and administrative expense related to stock options cancelled that were held by non-officer directors of $0.4 million. The same amounts were recorded as an increase to additional paid-in capital and, therefore, had no effect on the Company's net asset value. The portion of the OCP paid in cash of $52.8 million reduced the Company's additional paid-in capital and therefore reduced the Company's net asset value. For income tax purposes, the Company's tax deduction resulting from the OCP will be similar to the tax deduction that would have resulted from an exercise of stock options in the market. Any tax deduction for the Company resulting from the OCP or an exercise of stock options in the market is limited by Section 162(m) of the Internal Revenue Code ("Code").

    Federal and State Income Taxes and Excise Tax

              The Company has complied with the requirements of the Code that are applicable to regulated investment companies ("RIC") and real estate investment trusts ("REIT"). ACC and any subsidiaries that qualify as a RIC or a REIT intend to distribute or retain through a deemed distribution all of their annual taxable income to shareholders; therefore, the Company has made no provision for income taxes exclusive of excise taxes for these entities.

              If the Company does not distribute at least 98% of its annual taxable income in the year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of the Company's annual taxable income exceeds the distributions from such taxable income during the year earned. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

              Income taxes for AC Corp are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

    Per Share Information

              Basic earnings per common share is calculated using the weighted average number of common shares outstanding for the year presented. Diluted earnings per common share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares, if any.

    Use of Estimates in the Preparation of Financial Statements

              The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

              The consolidated financial statements include portfolio investments at value of $2.1 billion and $3.5 billion at December 31, 2009 and 2008, respectively. At December 31, 2009 and 2008, 80% and 94%, respectively, of the Company's total assets represented portfolio investments whose fair values have been determined by the Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the Board of Directors' determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

    Recent Accounting Pronouncements

              Fair Value Measurements.    In September 2006, the FASB issued Statement No. 157, which was primarily codified into ASC Topic 820, defines fair value, and which establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company adopted this statement on a prospective basis beginning in the quarter ending March 31, 2008. The initial adoption of this statement did not have a material effect on the Company's consolidated financial statements.

              ASC Topic 820 also includes the codification of, Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active ("FSP 157-3"). These provisions apply to financial assets within the scope of accounting pronouncements that require or permit fair value measurements in accordance with ASC Topic 820. These provisions of ASC Topic 820 provide clarification in a market that is not active and provide an example to illustrate key considerations in determining the fair value. The Company has applied these provisions of ASC Topic 820 relating to determining the fair value of a financial asset when the market for that asset is not active in determining the fair value of its portfolio investments at December 31, 2009. The application of these provisions did not have a material impact on the Company's consolidated financial position or its results of operations.

              ASC Topic 820 also includes the codification of Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4), which was issued by the FASB in April 2009. These provisions provide guidance on how to determine the fair value of assets under ASC Topic 820 in the current economic environment and reemphasize that the objective of a fair value measurement remains an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. These provisions state that a transaction price that is associated with a transaction that is not orderly is not determinative of fair value or market-participant risk premiums and companies should place little, if any, weight (compared with other indications of fair value) on transactions that are not orderly when estimating fair value or market risk premiums.

              The Company adopted these provisions of ASC Topic 820 on a prospective basis beginning in the quarter ending March 31, 2009. The adoption of these provisions did not have a material effect on the Company's consolidated financial statements.

              Subsequent Events (SFAS 165). In May 2009, the FASB issued SFAS 165, which was primarily codified into ASC Topic 855, which establishes general standards for reporting events that occur after the balance sheet date, but before financial statements are issued or are available to be issued. This standard requires the disclosure of the date through which an entity has evaluated subsequent events and whether that date represents the date the financial statements were issued or were available to be issued.

              The Company adopted these provisions of Topic 855 in the quarter ended June 30, 2009. The adoption of these provisions did not have a material impact on the Company's financial statements.

              Accounting for Transfers of Financial Assets (SFAS 166), which was codified into ASC Topic 860, Transfers and Servicing. In June 2009, the FASB issued SFAS 166, which changes the conditions for reporting a transfer of a portion of a financial asset as a sale and requires additional year-end and interim disclosures. SFAS 166 is effective for fiscal years beginning after November 15, 2009. The implementation of SFAS 166 is not expected to have a material impact on the Company's financial statements.

              Amendments to FASB Interpretation No. 46(R) (SFAS 167), which will be codified into ASC Topic 810, Consolidation. In June 2009, the FASB issued SFAS 167, which amends the guidance on accounting for variable interest entities. SFAS 167 is effective for fiscal years beginning after November 15, 2009 and interim periods within that fiscal year. The Company has not completed the process of evaluating the impact of adopting this standard.

Note 3. Portfolio

    Private Finance

              At December 31, 2009 and 2008, the private finance portfolio consisted of the following:

	2009			2008
($ in millions)	Cost	Value	Yield(1)	Cost	Value	Yield(1)
Loans and debt securities:
Senior loans	$534.7	$278.9	4.9%	$556.9	$306.3	5.6%
Unitranche debt(2)	420.5	360.4	12.9%	527.5	456.4	12.0%
Subordinated debt(3)	1,504.6	1,051.3	13.4%	2,300.1	1,829.1	12.9%

Total loans and debt securities(4)	2,459.8	1,690.6	11.9%	3,384.5	2,591.8	11.9%
Equity securities:
Preferred shares/income notes of CLOs(5)	242.9	86.4	8.0%	248.2	179.2	16.4%
Subordinated certificates in Senior Secured Loan Fund LLC(5)	—	—	—%	125.4	125.4	12.0%
Other equity securities	907.2	298.3		1,119.3	502.7

Total equity securities	1,150.1	384.7		1,492.9	807.3

Total	$3,609.9	$2,075.3		$4,877.4	$3,399.1

(1)
The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. At December 31, 2009 and 2008, senior loans included the senior secured loan to Ciena totaling $319.0 million and $319.0 million at cost, respectively, and $100.1 million and $104.9 million at value, respectively, which was placed on non-accrual on the purchase date.

The weighted average yield on the preferred shares/income notes of CLOs is calculated as the (a) effective interest yield on the preferred shares/income notes of CLOs, divided by (b) total preferred shares/income notes of CLOs at value. The weighted average yields are computed as of the balance sheet date. The effective interest yield on the CLO assets represents the yield used for recording interest income. The market yield used in the valuation of the CLO assets may be different than the interest yields.

The weighted average yield on the subordinated certificates in the Senior Secured Loan Fund LLC is computed as the (a) effective interest yield on the subordinated certificates divided by (b) total investment at value.

(2)
Unitranche debt is an investment that combines both senior and subordinated financing, generally in a first lien position.

(3)
Subordinated debt includes bonds in CLOs and in a CDO.

(4)
The total principal balance outstanding on loans and debt securities was $2,484.1 million and $3,418.0 million at December 31, 2009 and 2008, respectively. The difference between principal and cost primarily represents unamortized loan origination fees and costs, original issue discounts, and market discounts totaling $24.3 million and $33.5 million at December 31, 2009 and 2008, respectively.

(5)
Investments in the preferred shares/income notes of CLOs and the subordinated certificates in Senior Secured Loan Fund LLC earned a current return that is included in interest income in the accompanying consolidated statement of operations.

              The Company's private finance investment activity principally involves providing financing through privately negotiated debt and equity investments. The Company's private finance debt and equity investments generally are issued by private companies and generally are illiquid and may be subject to certain restrictions on resale.

              The Company's private finance debt investments generally are structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company's equity at a pre-determined strike price, which generally is a nominal price for warrants or options in a private company. The annual stated interest rate is only one factor in pricing the investment relative to the Company's rights and priority in the portfolio company's capital structure, and will vary depending on many factors, including if the Company has received nominal cost equity or other components of investment return, such as loan origination fees or market discount. The stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity.

              At December 31, 2009 and 2008, 79% and 85%, respectively of the private finance loans and debt securities had a fixed rate of interest and 21% and 15%, respectively, had a floating rate of interest. Senior loans may carry a fixed rate of interest or a floating rate of interest, set as a spread over prime or LIBOR, and may require payments of both principal and interest throughout the life of the loan. Senior loans generally have contractual maturities of three to six years and interest is generally paid to the Company monthly or quarterly. Unitranche debt generally carries a fixed rate of interest. Unitranche debt generally requires payments of both principal and interest throughout the life of the loan. Unitranche debt generally has contractual maturities of five to six years and interest generally is paid to the Company quarterly. Subordinated debt generally carries a fixed rate of interest generally with contractual maturities of five to ten years and generally has interest-only payments in the early years and payments of both principal and interest in the later years, although maturities and principal amortization schedules may vary. Interest on subordinated debt generally is paid to the Company quarterly.

              Equity securities primarily consist of securities issued by private companies and may be subject to certain restrictions on their resale and are generally illiquid. The Company may make equity investments for minority stakes in portfolio companies or may receive equity features, such as nominal cost warrants. The Company also may invest in the equity (preferred and/or voting or non-voting common) of a portfolio company where the Company's equity ownership may represent a significant portion of the equity, but may or may not represent a controlling interest. If the Company invests in non-voting equity in a buyout investment, the Company generally has the option to acquire a controlling stake in the voting securities of the portfolio company at fair market value. The Company may incur costs associated with making buyout investments that will be included in the cost basis of the Company's equity investment. These include costs such as legal, accounting and other professional fees associated with diligence, referral and investment banking fees, and other costs. Equity securities generally do not produce a current return, but are held with the potential for investment appreciation and ultimate gain on sale.

              Ciena Capital LLC.    Ciena Capital LLC (f/k/a Business Loan Express, LLC) ("Ciena") has provided loans to commercial real estate owners and operators. Ciena has been a participant in the Small Business Administration's 7(a) Guaranteed Loan Program and its wholly-owned subsidiary is licensed by the SBA as a Small Business Lending Company ("SBLC"). Ciena is headquartered in New York, NY.

              On September 30, 2008, Ciena voluntarily filed for bankruptcy protection under Chapter 11 of Title 11 of the United States Code (the Bankruptcy Code) in the United States Bankruptcy Court for the Southern District of New York (the Court). Ciena continues to service and manage its assets as a "debtor-in-possession" under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Court.

              As a result of Ciena's decision to file for bankruptcy protection, the Company's unconditional guaranty of the obligations outstanding under Ciena's revolving credit facility became due and, in lieu of paying under our guarantee, the Company purchased the positions of the senior lenders under Ciena's revolving credit facility. As of December 31, 2009, the senior secured loan to Ciena had a cost basis of $319.0 million and a value of $100.1 million. The Company continues to guarantee the remaining principal balance of $5 million, plus related interest, fees and expenses payable to a third party bank. In connection with its continuing guaranty of the amounts held by this bank, the Company has agreed that the amounts owing to the bank under the Ciena revolving credit facility will be paid before any of the secured obligations of Ciena now owed to the Company.

              At December 31, 2009 and 2008, the Company's investment in Ciena was as follows:

	2009		2008
($ in millions)	Cost	Value	Cost	Value
Senior Loan	$319.0	$100.1	$319.0	$104.9
Class B Equity Interests(1)	119.5	—	119.5	—
Class C Equity Interests(1)	109.1	—	109.3	—

Total(2)	$547.6	$100.1	$547.8	$104.9

(1)
At December 31, 2009 and 2008, the Company held 100% of the Class B equity interests and 94.9% of the Class C equity interests.

(2)
In addition to the Company's investment in Ciena in the portfolio, the Company has amounts receivable from or related to Ciena that are included in other assets in the accompanying consolidated financial statements. See below.

              During the year ended December 31, 2009, the Company funded $97.4 million to support Ciena's term securitizations in lieu of draws under related standby letters of credit. This was required primarily as a result of the issuer of the letters of credit not extending maturing standby letters of credit that were issued under the Company's former revolving line of credit. The amounts funded were recorded as other assets in the accompanying consolidated balance sheet. At December 31, 2009 and 2008, other assets includes amounts receivable from or related to Ciena totaling $112.7 million and $15.4 million at cost and $1.9 million and $2.1 million at value, respectively. Net change in unrealized appreciation or depreciation included a net decrease of $102.0 million and $174.5 million for the years ended December 31, 2009 and 2007, respectively, related to the Company's investment in and receivables from Ciena. Net change in unrealized appreciation or depreciation for the year ended December 31, 2008, included a decrease in the Company's investment in Ciena totaling $296.0 million and the reversal of unrealized depreciation of $99.0 million associated with the realized loss on the sale of the Company's Class A equity interests.

              At December 31, 2009, the Company had no outstanding standby letters of credit issued under its former revolving line of credit. The Company has considered the letters of credit and the funding thereof in the valuation of Ciena at December 31, 2009.

              The Company's investment in Ciena was on non-accrual status, therefore the Company did not earn any interest and related portfolio income from its investment in Ciena for each of the years ended December 31, 2009 and 2008.

              At December 31, 2009, Ciena had one non-recourse SBA loan warehouse facility, which has reached its maturity date but remains outstanding. Ciena is working with the providers of the SBA loan warehouse facility with regard to the repayment of that facility. The Company has issued a performance guaranty whereby the Company agreed to indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena's failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse facility.

              The Office of the Inspector General of the SBA (OIG) and the United States Secret Service are conducting ongoing investigations of allegedly fraudulently obtained SBA-guaranteed loans issued by Ciena.

              Ciena also is subject to other SBA and OIG audits, investigations, and reviews. In addition, the Office of the Inspector General of the U.S. Department of Agriculture is conducting an investigation of Ciena's lending practices under the Business and Industry Loan (B&I) program. The OIG and the U.S. Department of Justice are also conducting a civil investigation of Ciena's lending practices in various jurisdictions. The Company is unable to predict the outcome of these inquiries, and it is possible that third parties could try to seek to impose liability against the Company in connection with certain defaulted loans in Ciena's portfolio. These investigations, audits and reviews are ongoing.

              These investigations, audits, reviews, and litigation have had and may continue to have a material adverse impact on Ciena and, as a result, could continue to negatively affect the Company's financial results. The Company has considered Ciena's voluntary filing for bankruptcy protection, the letters of credit and the funding thereof current regulatory issues, ongoing investigations, and litigation in performing the valuation of Ciena at December 31, 2009 and 2008.

              Collateralized Loan Obligations ("CLOs") and Collateralized Debt Obligations ("CDOs").    At December 31, 2009 and 2008, the Company owned bonds and preferred shares/income notes in CLOs and bonds in a CDO as follows:

	2009			2008
($ in millions)	Cost	Value	Yield(1)	Cost	Value	Yield(1)
Bonds(2):
Callidus Debt Partners CDO Fund I, Ltd.	$29.0	$2.2	—%	$28.4	$10.1	39.4%
Callidus Debt Partners CLO Fund IV, Ltd.	2.2	1.7	20.2%	2.0	1.4	26.9%
Callidus Debt Partners CLO Fund VI, Ltd.	7.8	4.3	19.2%	7.1	3.9	26.1%
Callidus MAPS CLO Fund I LLC	17.0	11.7	8.4%	17.0	9.8	12.2%
Callidus MAPS CLO Fund II LLC	3.9	3.2	24.1%	3.6	3.0	30.2%
Dryden XVIII Leveraged Loan 2007 Limited	7.5	2.1	—%	7.7	4.5	20.5%
Knightsbridge CLO 2007-1 Ltd.(3)	18.7	11.4	15.3%	18.7	14.9	17.4%
Knightsbridge CLO 2008-1 Ltd.(3)	32.1	29.5	11.2%	31.4	31.4	10.2%
Pangaea CLO 2007-1 Ltd.	12.1	6.6	17.7%	11.8	7.1	25.0%

Total bonds	130.3	72.7	12.5%	127.7	86.1	18.5%
Preferred Shares/Income Notes:
Callidus Debt Partners CLO Fund III, Ltd.	20.1	4.1	—%	20.1	5.4	—%
Callidus Debt Partners CLO Fund IV, Ltd.	14.9	5.4	—%	14.6	10.6	18.1%
Callidus Debt Partners CLO Fund V, Ltd.	13.4	5.0	3.8%	13.4	10.3	21.3%
Callidus Debt Partners CLO Fund VI, Ltd.	29.1	5.0	—%	28.3	23.1	21.8%
Callidus Debt Partners CLO Fund VII, Ltd.	24.8	7.2	—%	24.0	15.4	17.9%
Callidus MAPS CLO Fund I LLC	38.5	14.1	—%	45.1	27.8	6.5%
Callidus MAPS CLO Fund II, Ltd.	17.8	6.3	7.1%	18.4	12.6	19.3%
Dryden XVIII Leveraged Loan 2007 Limited	23.2	2.4	—%	22.1	17.5	20.2%
Knightsbridge CLO 2007-1 Ltd.(3)	39.2	16.2	10.6%	40.9	35.2	17.4%
Knightsbridge CLO 2008-1 Ltd.(3)	21.9	20.7	22.1%	21.3	21.3	16.6%
Total preferred shares/income notes	242.9	86.4	8.0%	248.2	179.2	16.4%

Total	$373.2	$159.1		$375.9	$265.3

(1)
The weighted average yield is calculated as the (a) annual stated interest or the effective interest yield on the accruing bonds or the effective interest yield on the preferred shares/income notes, divided by (b) CLO and CDO assets at value. The yield on these debt and equity securities is included in interest income in the accompanying consolidated statement of operations.

The market yield used in the valuation of the CLO and CDO assets may be different than the interest yields shown above.

(2)
These securities are included in private finance subordinated debt.

(3)
These funds are managed by the Company through a wholly-owned subsidiary.

              The initial yields on the cost basis of the CLO preferred shares and income notes are based on the estimated future cash flows expected to be paid to these CLO classes from the underlying collateral assets. As each CLO preferred share or income note ages, the estimated future cash flows are updated based on the estimated performance of the underlying collateral assets, and the respective yield on the cost basis is adjusted as necessary. As future cash flows are subject to uncertainties and contingencies that are difficult to predict and are subject to future events that may alter current assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.

              The bonds, preferred shares and income notes of the CLOs and CDO in which the Company has invested are junior in priority for payment of interest and principal to the more senior notes issued by the CLOs and CDO. Cash flow from the underlying collateral assets in the CLOs and CDO generally is allocated first to the senior bonds in order of priority, then any remaining cash flow generally is distributed to the preferred shareholders and income note holders. To the extent there are ratings downgrades, defaults and unrecoverable losses on the underlying collateral assets that result in reduced cash flows, the preferred shares/income notes will bear this loss first and then the subordinated bonds would bear any loss after the preferred shares/income notes. At both December 31, 2009 and 2008, the face value of the CLO and CDO assets held by the Company was subordinate to as much as 94% of the face value of the securities outstanding in these CLOs and CDO.

              At December 31, 2009 and 2008, based on information provided by the collateral managers, the underlying collateral assets of these CLO and CDO issuances, consisting primarily of senior corporate loans, were issued by 626 issuers and 658 issuers, respectively, and had principal balances as follows:

($ in millions)	2009	2008
Bonds	$229.3	$268.3
Syndicated loans	4,313.8	4,477.3
Cash(1)	156.2	89.6

Total underlying collateral assets(2)	$4,699.3	$4,835.2

(1)
Includes undrawn liability amounts.

(2)
At December 31, 2009 and 2008, the total face value of defaulted obligations was $148.6 million and $95.0 million, respectively, or approximately 3.5% and 2.0% respectively, of the total underlying collateral assets.

              Loans and Debt Securities on Non-Accrual Status.    At December 31, 2009 and 2008, private finance loans and debt securities at value not accruing interest were as follows:

($ in millions)	2009	2008
Loans and debt securities
Companies more than 25% owned	$177.1	$176.1
Companies 5% to 25% owned	16.0	—
Companies less than 5% owned	47.4	151.8

Total	$240.5	$327.9

              Industry and Geographic Compositions.    The industry and geographic compositions of the private finance portfolio at value at December 31, 2009 and 2008, were as follows:

	2009	2008
Industry
Business services	32%	36%
Consumer products	29	24
Financial services	9	6
CLO/CDO(1)	8	8
Consumer services	5	5
Industrial products	4	5
Education services	3	2
Healthcare services	3	2
Retail	3	5
Private debt funds	—	5
Other	4	2

Total	100%	100%

Geographic Region(2)
Mid-Atlantic	37%	41%
Midwest	32	28
Southeast	17	17
West	13	13
Northeast	1	1

Total	100%	100%

(1)
These funds primarily invest in senior corporate loans. Certain of these funds are managed by Callidus Capital, a portfolio company of Allied Capital.

(2)
The geographic region for the private finance portfolio depicts the location of the headquarters for the Company's portfolio companies. The portfolio companies may have a number of other locations in other geographic regions.

    Commercial Real Estate Finance

              At December 31, 2009 and 2008, the commercial real estate finance portfolio consisted of the following:

	2009			2008
($ in millions)	Cost	Value	Yield(1)	Cost	Value	Yield(1)
Commercial mortgage loans	$42.0	$35.4	5.1%	$52.5	$53.5	7.4%
Real estate owned	5.9	6.4		18.2	20.8
Equity interests	27.3	14.0		14.8	19.6

Total	$75.2	$55.8		$85.5	$93.9

(1)
The weighted average yield on the commercial mortgage loans is computed as the (a) annual stated interest on accruing loans plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.

              Commercial Mortgage Loans and Equity Interests.    The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from third-party sellers. At December 31, 2009, approximately 55% and 45% of the Company's commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. At December 31, 2008, approximately 69% and 31% of the Company's commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. At December 31, 2009 and 2008, loans with a value of $6.1 million and $7.7 million, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.

              Equity interests consist primarily of equity securities issued by privately owned companies that invest in single real estate properties. These equity interests may be subject to certain restrictions on their resale and are generally illiquid. Equity interests generally do not produce a current return, but are generally held in anticipation of investment appreciation and ultimate realized gain on sale.

              The property types and the geographic composition securing the commercial mortgage loans and equity interests at value at December 31, 2009 and 2008, were as follows:

	2009	2008
Property Type
Hospitality	60%	52%
Recreation	32	22
Office	6	15
Retail	—	9
Other	2	2

Total	100%	100%

Geographic Region
Southeast	41%	43%
West	33	26
Midwest	14	22
Northeast	12	9
Mid-Atlantic	—	—

Total	100%	100%

    Fair Value Measurements

              The Company, as a BDC, has invested in illiquid securities including debt and equity securities of portfolio companies, CLO bonds and preferred shares/income notes, CDO bonds and investment funds. The Company's investments may be subject to certain restrictions on resale and generally have no established trading market. The Company values substantially all of its investments at fair value as determined in good faith by the Board of Directors in accordance with the Company's valuation policy and the provisions of the Investment Company Act of 1940 and ASC Topic 820. The Company determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. The Company's valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests and that fair value for its investments must typically be determined using unobservable inputs.

              ASC Topic 820 establishes a fair value hierarchy that encourages the use of observable inputs, but allows for unobservable inputs when observable inputs do not exist. Inputs are classified into one of three categories:

  •
  Level 1—Quoted prices (unadjusted) in active markets for identical assets

  •
  Level 2—Inputs other than quoted prices that are observable to the market participant for the asset or quoted prices in a market that is not active

  •
  Level 3—Unobservable inputs

              When there are multiple inputs for determining the fair value of an investment, the Company classifies the investment in total based on the lowest level input that is significant to the fair value measurement.

              The Company has $381.0 million in investments in money market and other securities, which the Company has determined are Level 1 assets but are not presented in the Company's investment portfolio. Portfolio assets measured at fair value on a recurring basis by level within the fair value hierarchy at December 31, 2009, were as follows:

($ in millions)	Fair Value Measurement as of December 31, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets at Fair Value:
Portfolio
Private finance:
Loans and debt securities	$1,690.6	$—	$—	$1,690.6
Preferred shares/income notes of CLOs	86.4	—	—	86.4
Other equity securities	298.3	—	—	298.3
Commercial real estate finance	55.8	—	—	55.8

Total portfolio	$2,131.1	$—	$—	$2,131.1

              The table below sets forth a summary of changes in the Company's assets measured at fair value using level 3 inputs.

		Private Finance
($ in millions)	Loans and Debt Securities	Preferred Shares/ Income Notes of CLOs	Subordinated Certificates in Senior Secured Fund LLC	Other Equity Securities	Commercial Real Estate Finance	Total
Balance at December 31, 2008	$2,591.8	$179.2	$125.4	$502.7	$93.9	$3,493.0
Total gains or losses
Net realized gains (losses)(1)	(247.8)	14.3	6.2	(115.3)	(3.7)	(346.3)
Net change in unrealized appreciation or depreciation(2)	23.4	(87.5)	—	7.7	(27.8)	(84.2)
Purchases, issuances, repayments and exits, net(3)	(676.8)	(19.6)	(131.6)	(96.8)	(6.6)	(931.4)
Transfers in and/or out of level 3	—	—	—	—	—	—

Balance at December 31, 2009	$1,690.6	$86.4	$—	$298.3	$55.8	$2,131.1

Net unrealized appreciation (depreciation) during the period relating to assets still held at the reporting date(2)	$(204.1)	$(87.5)	$—	$(85.1)	$(29.2)	$(405.9)

(1)
Includes net realized gains (losses) (recorded as realized gains or losses in the accompanying consolidated statement of operations), and amortization of discounts and closing points (recorded as interest income in the accompanying consolidated statement of operations).

(2)
Included in change in net unrealized appreciation or depreciation in the accompanying consolidated statement of operations. Net change in unrealized appreciation or depreciation includes net unrealized appreciation (depreciation) resulting from changes in portfolio investment values during the reporting period and the reversal of previously recorded unrealized appreciation or depreciation when associated gains or losses are realized. The net change in unrealized appreciation or depreciation in the consolidated statement of operations also includes the change in value of escrow and other receivables from portfolio companies that are included in other assets on the consolidated balance sheet.

(3)
Includes interest and dividend income reinvested through the receipt of a debt or equity security (payment-in-kind income) (recorded as interest and dividend income in the accompanying consolidated statement of operations).

    Managed Funds

              In addition to managing its own assets, the Company manages certain funds that also invest in the debt and equity securities of primarily private middle market companies in a variety of industries and broadly syndicated senior secured loans. At December 31, 2009, the Company had six separate funds under its management (together, the "Managed Funds") for which the Company may earn management or other fees for the Company's services. In some cases, the Company has invested in the equity of these funds, along with other third parties, from which the Company may earn a current return and/or a future incentive allocation.

              In the first quarter of 2009, the Company completed the acquisition of the management contracts of three middle market senior debt CLOs (together, the Emporia Funds) and certain other related assets for approximately $11 million (subject to post-closing adjustments). The acquired assets are included in other assets in the accompanying consolidated balance sheet and are being amortized over the life of the contracts. During the fourth quarter of 2009, the Company sold its investment, including its outstanding commitments and the provision of management services, in the Senior Secured Loan Fund LLC to Ares Capital, and the Company sold its investment, including the provision of management services, in the Allied Capital Senior Debt Fund, L.P. to Ivy Hill Asset Management, L.P., a portfolio company of Ares Capital.

              During the year ended December 31, 2009, the Company sold assets to certain of the Managed Funds for which it received proceeds of $9.7 million and the Company recognized a net realized gain of $6.3 million. During the year ended December 31, 2008, the Company sold assets to certain of the Managed Funds, for which it received proceeds of $383.0 million, respectively, and the Company recognized realized gains of $8.3 million.

              In addition to managing these funds, we hold certain investments in the Managed Funds as of December 31, 2009 and 2008 as follows:

		2009		2008
($ in millions) Name of Fund	Investment Description	Cost	Value	Cost	Value
Senior Secured Loan Fund LLC(1)	Subordinated Certificates and Equity Interests	$—	$—	$125.4	$125.4
Allied Capital Senior Debt Fund, L.P.(1)	Equity interests	—	—	31.8	31.8
Knightsbridge CLO 2007-1 Ltd.	Class E Notes and Income Notes	57.9	27.6	59.6	50.1
Knightsbridge CLO 2008-1 Ltd.	Class C Notes, Class D Notes, Class E Notes and Income Notes	54.0	50.2	52.7	52.7
AGILE Fund I, LLC	Equity Interests	0.6	0.4	0.7	0.5

Total		$112.5	$78.2	$270.2	$260.5

(1)
In the fourth quarter of 2009, the Company sold its investment, including its outstanding commitments and the provision of management services, in the Senior Secured Loan Fund LLC to Ares Capital, and the Company sold its investment, including the provision of management services, in the Allied Capital Senior Debt Fund, L.P. to Ivy Hill Asset Management, L.P., a portfolio company of Ares Capital.

Note 4. Debt

              At December 31, 2009 and 2008, the Company had the following debt:

	2009					2008
($ in millions)	Facility Amount	Amount Drawn		Annual Interest Cost(1)		Facility Amount	Amount Drawn	Annual Interest Cost(1)
Notes payable:
Privately issued secured notes payable (formerly unsecured)	$673.2	$673.2	(5)	13.0%		$1,015.0	$1,015.0	7.8%
Publicly issued unsecured notes payable	745.5	745.5		6.7%		880.0	880.0	6.7%

Total notes payable	1,418.7	1,418.7		9.7%		1,895.0	1,895.0	7.3%
Bank secured term debt (former revolver)(4)	41.1	41.1		16.0	%(2)	632.5	50.0	4.3	%(2)

Total debt	$1,459.8	$1,459.8		9.8	%(3)	$2,527.5	$1,945.0	7.7	%(3)

(1)
The weighted average annual interest cost is computed as the (a) annual stated interest on the debt plus the annual amortization of commitment fees, other facility fees and amortization of debt financing costs and original issue discount that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)
The annual interest cost reflects the interest rate payable for borrowings under the bank debt facility in effect at the balance sheet date. In addition to the current interest payable, there were annual costs of commitment fees, other facility fees and amortization of debt financing costs are $3.1 million and $8.5 million at December 31, 2009 and 2008, respectively.

(3)
The annual interest cost for total debt includes the annual cost of commitment fees, other facility fees and amortization of debt financing costs on the bank debt facility regardless of the amount outstanding on the facility as of the balance sheet date. The annual interest cost reflects the facilities in place on the balance sheet date.

(4)
At December 31, 2008, $460.2 million remained unused on the revolving line of credit, net of amounts committed for standby letters of credit of $122.3 million issued under the credit facility.

(5)
The notes payable on the consolidated balance sheet are shown net of OID of approximately $33.8 million as of December 31, 2009.

    Privately Issued Debt

              At December 31, 2009, the Company had outstanding privately issued notes (the "Notes") of $673.2 million and $41.1 million outstanding under its bank facility (the "Facility"). The Notes and the Facility were restructured on August 28, 2009. Beginning in January 2009, the Company engaged in discussions with the revolving line of credit lenders (the "Lenders") and the private noteholders (the "Noteholders") to seek relief under certain terms of both the Facility and the Notes due to certain covenant defaults. As of December 31, 2008, the Company's asset coverage was less than the 200% then required by the revolving credit facility and the private notes. Asset coverage generally refers to the percentage resulting from assets less accounts payable and other liabilities, divided by total debt.

              In connection with the restructuring, the Company granted the Noteholders and the Lenders a pari-passu blanket lien on a substantial portion of its assets, including a substantial portion of the assets of the Company's consolidated subsidiaries.

              The financial covenants applicable to the Notes and the Facility were modified as part of the restructuring. The Consolidated Debt to Consolidated Shareholders' Equity covenant and the Capital Maintenance covenant were both eliminated. The Asset Coverage ratio was set at 1.35:1 initially, increasing to 1.4:1 at June 30, 2010 and to 1.55:1 at June 30, 2011, and maintained at that level thereafter. A new covenant, Total Adjusted Assets to Secured Debt, was set at 1.75:1 initially, increasing to 2.0:1 at June 30, 2010 and to 2.25:1 at June 30, 2011, and maintained at that level thereafter. The ratio of Adjusted EBIT to Adjusted Interest Expense was set at 1.05:1 initially, decreasing to 0.95:1 at December 31, 2009, 0.80:1 at March 31, 2010 and 0.75:1 at June 30, 2010. The covenant will then be increased to 0.80:1 on December 31, 2010 and 0.95:1 on December 31, 2011 and maintained at that level thereafter.

              The Notes and Facility impose certain limitations on the Company's ability to incur additional indebtedness, including precluding the Company from incurring additional indebtedness unless its asset coverage of all outstanding indebtedness is at least 200%. Pursuant to the 1940 Act, the Company is not permitted to issue indebtedness unless immediately after such issuance the Company has asset coverage of all outstanding indebtedness of at least 200%. At December 31, 2009, the Company's asset coverage ratio was 180%, which is less than the 200% requirement. As a result, the Company will not be able to issue additional indebtedness until such time as its asset coverage returns to at least 200%.

              The Company is required to apply 50% of all net cash proceeds from asset sales to the repayment of the Notes and 6% of all net cash proceeds from asset sales to the repayment of the Facility, subject to certain conditions and exclusions. In the case of certain events of default, the Company would be required to apply 100% of all net cash proceeds from asset sales to the repayment of its secured lenders. Under the new agreements, subject to a limit and certain liquidity restrictions, the Company may repurchase its public debt; however, the Company is prohibited from repurchasing its common stock and may not pay dividends in excess of the minimum the Company reasonably believes is required to maintain its tax status as a regulated investment company. In addition, upon the occurrence of a change of control (as defined in the Note Agreement and Credit Agreement), the Noteholders have the right to be prepaid in full and the Company is required to repay in full all amounts outstanding under the Facility.

              The Note Agreement and Credit Agreement provide for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, cross-defaults, bankruptcy events and failure to pay judgments. Certain of these events of default are subject to notice and cure periods or materiality thresholds. Pursuant to the terms of the Notes, the occurrence of an event of default generally permits the holders of more than 50% in principal amount of outstanding Notes to accelerate repayment of all amounts due thereunder. The occurrence of an event of default would generally permit the administrative agent for the lenders under the Facility, or the holders of more than 51% of the aggregate principal debt outstanding under the Facility, to accelerate repayment of all amounts outstanding thereunder. Pursuant to the Notes, during the continuance of an event of default, the rate of interest applicable to the Notes would increase by 200 basis points. Pursuant to the terms of the Facility, during the continuance of an event of default, the applicable spread on any borrowings outstanding under the Facility would increase by 200 basis points.

              Privately Issued Notes Payable.    The Company made principal payments on the Notes at and prior to the closing of the restructuring and had $841.0 million of Notes outstanding following the closing of the restructuring.

              In connection with the restructuring, the existing Notes were exchanged for three new series of Notes containing the following terms:

($ in millions)	Principal Amount(1)	Maturity Dates	Annual Stated Interest Rate Through December 31, 2009(2)	Annual Stated Interest Rate Beginning January 1, 2010(2)	Annual Stated Interest Rate Beginning January 1, 2011(2)	Annual Stated Interest Rate Beginning January 1, 2012(2)
Series A	$253.8	June 15, 2010	8.50%	9.25%	N/A	N/A
Series B	$253.8	June 15, 2011	9.00%	9.50%	9.75%	N/A
Series C	$333.5	March 31 & April 1, 2012	9.50%	10.00%	10.25%	10.75%

(1)
Amount outstanding at closing on August 28, 2009.

(2)
The Notes generally require payment of interest quarterly.

              The Company made various cash payments in connection with the restructuring of its Notes. The Company paid an amendment fee at closing of $15.2 million. In addition, the Company paid a make-whole fee of $79.7 million related to a contractual provision in the old Notes. Due to the payment of this make-whole fee, the new Notes have no significant make-whole requirement. The Company also paid a restructuring fee of $50.0 million at closing, which will be applied toward the principal balance of the Notes if the Notes are refinanced in full on or before January 31, 2010.

              Bank Facility.    At June 30, 2009, the Company had an unsecured revolving line of credit that was due to expire on April 11, 2011. The Company's Facility was restructured from a revolving facility to a term facility maturing on November 13, 2010. Total commitments under the Facility were reduced at closing to $96.0 million from $115.0 million prior to closing. At closing, there were $50.0 million of borrowings and $46.0 million of standby letters of credit ("LCs") outstanding under the Facility. The $46.0 million of LCs terminated and/or expired prior to September 30, 2009 and the commitments under the Facility were reduced by a commensurate amount. As a result, the total commitment and outstanding balance was $50.0 million at September 30, 2009.

              Borrowings under the Facility bear interest at a floating rate of interest, subject to a floor. The floating rate spread increases by 0.5% per annum beginning on January 1, 2010 and continuing through maturity. At closing, the interest rate on the Facility was 8.5% per annum. The Facility requires the payment of a commitment fee equal to 0.50% per annum of the committed amount. In addition, the Company agreed to pay an amendment fee at closing of $1.0 million, and a restructuring fee payable on January 31, 2010 equal to 1.0% of the outstanding borrowings on such date if the Facility remains outstanding. The Facility generally requires payments of interest no less frequently than quarterly.

              Private Debt Refinance.    On January 29, 2010, the Company repaid the Notes and the Facility (collectively, the "Existing Private Debt") in full using cash on hand from asset sales and repayments and proceeds from a new term loan. In addition, by repaying the Notes before January 31, 2010, the Company was able to apply the $50.0 million restructuring fee paid at closing of the August 2009 restructure toward the principal balance of the Notes. In connection with the repayment and refinancing, the Company entered into a Second Amended and Restated Credit Agreement (the "Credit Agreement") pursuant to which the Company obtained a senior secured term loan in the aggregate amount of $250 million (the "Term Loan"). On January 29, 2010, after giving effect to the refinancing and the full repayment of the Existing Private Debt, the Company had total outstanding debt of $995.5 million and cash and investments in money market and other securities of approximately $128 million.

              The Term Loan matures on February 28, 2011. The Company is required to make mandatory repayments of the Term Loan (i) using 56% of all net cash proceeds from asset dispositions, subject to certain conditions and exclusions, (ii) using 100% of proceeds from any unsecured debt issuance,

(iii) using 100% of available cash in excess of $125 million at any month end and (iv) to cure any borrowing base deficiencies, as discussed below. In addition, the Term Loan must be repaid in full if at any time the outstanding principal balance is less than or equal to $25 million and the Company's available cash is then equal to or greater than $125 million. The Term Loan generally becomes due and payable in full upon a change of control of the Company; except that, in certain circumstances, the Term Loan may be assumed by Ares Capital in connection with the consummation of the merger contemplated by the Agreement and Plan of Merger, dated as of October 26, 2009, among Ares Capital, ARCC Odyssey Corp. and the Company.

              At the Company's election, borrowings under the Term Loan will generally bear interest at a rate per annum equal to (i) LIBOR plus 4.50% or (ii) 2.00% plus the higher of (a) the JPMorgan Chase Bank, N.A. prime rate, (b) the daily one-month LIBOR plus 2.5%, and (c) the federal funds effective rate plus 0.5%. In addition to the interest paid on the Term Loan, the Company incurred other fees and costs associated with the repayment and refinancing and will also incur additional exit fees, which increase over the term of the loan, as the Term Loan is repaid.

              Consistent with the terms of the Existing Private Debt, the Company has granted the Term Loan lenders a blanket lien on a substantial portion of its assets. Borrowings under the Term Loan are subject to a requirement that the borrowing base (as defined in the Credit Agreement) be greater than 2.5x the outstanding principal balance of the Term Loan at any time such outstanding principal balance is greater than $175 million, and greater than 2.0x at any time such outstanding principal balance is less than or equal to $175 million. If the borrowing base falls below the minimum coverage requirement, the Company is required to make repayments of the Term Loan in an amount sufficient to bring the coverage ratio to the required level.

              The Credit Agreement contains various operating covenants applicable to the Company. The Term Loan requires that the Company maintain a ratio of Adjusted EBIT to Adjusted Interest Expense (as such terms are defined in the Credit Agreement) of not less than 0.70:1.0, measured as of the last day of each fiscal quarter as provided in the Credit Agreement. In addition, the Company is precluded from incurring additional indebtedness unless its asset coverage of all outstanding indebtedness is at least 200% and may not pay dividends in excess of the minimum the Company reasonably believes is required to maintain its tax status as a regulated investment company.

              The Credit Agreement contains customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, cross-defaults, bankruptcy events and failure to pay judgments. Certain of these events of default are subject to notice and cure periods or materiality thresholds. The occurrence of an event of default would permit the administrative agent for the lenders under the Term Loan, or the holders of more than 51% of the aggregate principal debt outstanding under the Term Loan, to declare the entire unpaid principal balance outstanding due and payable. Pursuant to the terms of the Credit Agreement, during the continuance of an event of default, at the election of the required lenders, the applicable interest on any outstanding principal amount of the Term Loan would increase by 200 basis points.

              Publicly Issued Unsecured Notes Payable.    At December 31, 2009, the Company had outstanding publicly issued unsecured notes as follows:

($ in millions)	Amount	Maturity Date
6.625% Notes due 2011	$319.9	July 15, 2011
6.000% Notes due 2012	195.6	April 1, 2012
6.875% Notes due 2047	230.0	April 15, 2047

Total	$745.5

              The 6.625% Notes due 2011 and the 6.000% Notes due 2012 require payment of interest only semi-annually, and all principal is due upon maturity. The Company has the option to redeem these notes in whole or in part, together with a redemption premium, as stipulated in the notes.

              The 6.875% Notes due 2047 require payment of interest only quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time on or after April 15, 2012, at par and upon the occurrence of certain tax events as stipulated in the notes.

              The Company has certain financial and operating covenants that are required by the publicly issued unsecured notes payable. The Company is not permitted to issue indebtedness unless immediately after such issuance the Company has asset coverage of all outstanding indebtedness of at least 200% as required by the 1940 Act, as amended. At December 31, 2009, the Company's asset coverage ratio was 180%.

              Scheduled Maturities.    Scheduled future maturities of notes payable at December 31, 2009, were as follows:

	Amount Maturing
($ in millions) Year	Privately Issued Unsecured Notes Payable	Publicly Issued Unsecured Notes Payable	Total
2010	$86.0	$—	$86.0
2011	253.8	319.9	573.7
2012	333.4	195.6	529.0
2013	—	—	—
2014	—	—	—
Thereafter	—	230.0	230.0

Total	$673.2	$745.5	$1,418.7

    Fair Value of Debt

              The Company records debt at cost. The fair value of the Company's outstanding debt was approximately $1.3 billion and $1.4 billion at December 31, 2009 and 2008, respectively. The fair value of the Company's publicly issued 6.875% Notes due 2047 was determined using the market price of the retail notes at December 31, 2009. The fair value of the Company's other debt was determined based on market interest rates for similar instruments as of the balance sheet date.

Note 5. Guarantees and Commitments

              In the ordinary course of business, the Company has issued guarantees through financial intermediaries on behalf of certain portfolio companies. As of December 31, 2009 and 2008, the Company had issued guarantees of debt and rental obligations aggregating $9.1 million and $19.2 million, respectively. Under these arrangements, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations.

              As of December 31, 2009, the guarantees expired as follows:

(in millions)	Total	2010	2011	2012	2013	2014	After 2014
Guarantees	$9.1	$8.2	$—	$0.1	$—	$—	$0.8

              In the ordinary course of business, the Company enters into agreements with service providers and other parties that may contain provisions for the Company to indemnify and guaranty certain minimum fees to such parties under certain circumstances.

              At December 31, 2009, the Company had outstanding investment commitments totaling $153.8 million.

Note 6. Shareholders' Equity

              Sales of common stock for the years ended December 31, 2009, 2008, and 2007, were as follows:

(in millions)	2009	2008	2007
Number of common shares	—	20.5	6.6

Gross proceeds	—	$417.1	$177.7
Less costs, including underwriting fees	—	(14.6)	(6.4)

Net proceeds	—	$402.5	$171.3

              The Company issued 1.2 million and 0.6 million shares of common stock upon the exercise of stock options during the years ended December 31, 2009, and 2007, respectively. There were no stock options exercised in the year ended December 31, 2008. In addition, in July 2007, the Company issued 1.7 million unregistered shares of common stock upon the cancellation of stock options pursuant to a tender offer. See Note 9.

              The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sale prices reported for the Company's common stock for the five consecutive trading days immediately prior to the dividend payment date. The Company cannot issue new shares at a price below net asset value. Dividend reinvestment plan activity for the years ended December 31, 2009, 2008, and 2007, was as follows:

(in millions, except per share amounts)	2009	2008	2007
Shares issued	—	0.2	0.6
Average price per share	$—	$19.49	$27.40
Shares purchased by plan agent for shareholders	—	1.8	—
Average price per share	$—	$6.09	$—

Note 7. Earnings Per Common Share

              Earnings per common share for the years ended December 31, 2009, 2008, and 2007, were as follows:

(in millions, except per share amounts)	2009	2008	2007
Net increase (decrease) in net assets resulting from operations	$(521.5)	$(1,040.0)	$153.3
Weighted average common shares outstanding—basic	179.0	173.0	152.9
Dilutive options outstanding	—	—	1.8

Weighted average common shares outstanding—diluted	179.0	173.0	154.7

Basic earnings (loss) per common share	$(2.91)	$(6.01)	$1.00

Diluted earnings (loss) per common share	$(2.91)	$(6.01)	$0.99

Note 8. Employee Compensation Plans

              For 2009, the Company accrued $7.5 million in bonuses and $0.3 million in performance awards as compared to $1.0 million in bonuses and $11.2 million in performance awards accrued in 2008. In order to retain key personnel through the closing date of the merger with Ares Capital, the Company will pay the 2009 bonuses as retention bonuses on the earlier of April 15, 2010 or the closing date of the merger with Ares Capital. An employee must be employed on the payment date in order to receive the retention bonus.

              The Company had an Individual Performance Award plan ("IPA"), and an Individual Performance Bonus plan ("IPB", each individually a "Plan," or collectively, the "Plans") for 2008 and 2007. These Plans generally were determined annually at the beginning of each year but may have been adjusted throughout the year. In 2008, the IPA was paid in cash in two equal installments during the year. Through December 31, 2007, the IPA amounts were contributed into a trust and invested in the Company's common stock. The IPB was distributed in cash to award recipients throughout the year (beginning in February of each respective year) as long as the recipient remained employed by the Company. The Company did not establish an IPA or IPB for 2009 or 2010.

              The trusts for the IPA payments were consolidated with the Company's accounts. The common stock was classified as common stock held in deferred compensation trust in the accompanying financial statements and the deferred compensation obligation, which represented the amount owed to the employees, was included in other liabilities. Changes in the value of the Company's common stock held in the deferred compensation trust were not recognized. However, the liability was marked to market with a corresponding charge or credit to employee compensation expense.

              In December 2007, the Company's Board of Directors made a determination that it was in the best interests of the Company to terminate its deferred compensation arrangements. The Board of Directors' decision primarily was in response to increased complexity resulting from recent changes in the regulation of deferred compensation arrangements, and the accounts under these Plans were distributed to participants in full on March 18, 2008, the termination and distribution date.

              The accounts under the deferred compensation arrangements totaled $52.5 million at December 31, 2007. The balances on the termination date were distributed to participants in March 2008 subsequent to the termination date in accordance with the transition rule for payment elections under Section 409A of the Code. Distributions from the plans were made in cash or shares of the Company's common stock, net of required withholding taxes.

              The Company did not establish an IPA or IPB for 2009. The IPA and IPB expenses are included in employee expenses and for the years ended December 31, 2008 and 2007, were as follows:

($ in millions)	2008	2007
IPA contributions	$8.5	$9.8
IPA mark to market expense (benefit)	(4.1)	(14.0)

Total IPA expense (benefit)	$4.4	$(4.2)

Total IPB expense	$8.8	$9.5

Note 9. Stock Option Plan

              The purpose of the stock option plan ("Option Plan") is to provide officers and non-officer directors of the Company with additional incentives. Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted. The options granted to officers generally vest ratably over up to a three year period. Options granted to non-officer directors vest on the grant date.

              All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total and permanent disability. In the event of a change of control of the Company, all outstanding options will become fully vested and exercisable as of the change of control.

              At December 31, 2009, 2008 and 2007, there were 37.2 million shares authorized under the Option Plan.

              On July 18, 2007, the Company completed a tender offer related to the Company's offer to all optionees who held vested "in-the-money" stock options as of June 20, 2007, the opportunity to receive an option cancellation payment ("OCP") equal to the "in-the-money" value of the stock options cancelled, determined using the Weighted Average Market Price of $31.75, which would be paid one-half in cash and one-half in unregistered shares of the Company's common stock. The Company accepted for cancellation 10.3 million vested options, which in the aggregate had a weighted average exercise price of $21.50. This resulted in a total option cancellation payment of approximately $105.6 million, of which $52.8 million was paid in cash and $52.8 million was paid through the issuance of 1.7 million unregistered shares of the Company's common stock, determined using the Weighted Average Market Price of $31.75. The Weighted Average Market Price represented the volume weighted average price of the Company's common stock over the fifteen trading days preceding the first day of the offer period, or June 20, 2007. See Note 2—Stock Compensation Plans.

              At December 31, 2009 and 2008, the number of shares available to be granted under the Option Plan was 6.0 million and 9.5 million, respectively.

              Information with respect to options granted, exercised and forfeited under the Option Plan for the years ended December 31, 2009, 2008, and 2007, was as follows:

(in millions, except per share amounts)	Shares	Weighted Average Exercise Price Per Share	Weighted Average Contractual Remaining Term (Years)	Aggregate Intrinsic Value at December 31, 2009
Options outstanding at January 1, 2007	23.2	$24.92
Granted	6.7	$29.52
Exercised	(0.6)	$25.25
Cancelled in tender offer(1)	(10.3)	$21.50
Forfeited	(0.5)	$28.96

Options outstanding at December 31, 2007	18.5	$28.36
Granted	7.7	$22.52
Exercised	—	$—
Forfeited	(6.5)	$26.87

Options outstanding at December 31, 2008	19.7	$26.56

Granted	11.5	$0.88
Exercised	(1.3)	$0.73
Forfeited	(8.0)	$22.85

Options outstanding at December 31, 2009	21.9	$15.94	5.34	$24.5

Exercisable at December 31, 2009(2)	12.6	$22.35	4.95	$6.8

Exercisable and expected to be exercisable at December 31, 2009(3)	21.4	$16.35	5.31	$22.9

(1)
See description of the tender offer above.

(2)
Represents vested options.

(3)
The amount of options expected to be exercisable at December 31, 2009, is calculated based on an estimate of expected forfeitures.

              The fair value of the shares vested during the years ended December 31, 2009, 2008, and 2007, was $8.2 million, $13.5 million, and $21.6 million, respectively. The total intrinsic value of the options exercised during the years ended December 31, 2009, and 2007, was $3.3 million, and $2.7 million, respectively. There were no options exercised during the year ended December 31, 2008.

              The following table summarizes information about stock options outstanding at December 31, 2009:

	Outstanding			Exercisable
Range of Exercise Prices	Total Number Outstanding (in millions)	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Total Number Exercisable (in millions)	Weighted Average Exercise Price
$0.73	8.2	6.17	$0.73	2.3	$0.73
$2.63	0.9	6.22	$2.63	0.2	$2.63
$14.28 - $29.58	12.5	4.79	$26.45	9.8	$27.51
$30.00 - $30.52	0.3	3.18	$30.26	0.3	$30.26

	21.9	5.34	$15.94	12.6	$22.35

    Notes Receivable from the Sale of Common Stock

              As a BDC under the 1940 Act, the Company is entitled to provide and has provided loans to the Company's officers in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, the Company is prohibited from making new loans to its executive officers. The outstanding loans are full recourse, have varying terms not exceeding ten years, bear interest at the applicable federal interest rate in effect at the date of issue and have been recorded as a reduction to shareholders' equity. At December 31, 2009 and 2008, the Company had outstanding loans to officers of $0.3 million and $1.1 million, respectively. Officers with outstanding loans repaid principal of $0.8 million, $1.6 million, and $0.2 million, for the years ended December 31, 2009, 2008, and 2007, respectively. The Company recognized a nominal amount of interest income from these loans during the years ended December 31, 2009 and 2008, and recognized $0.1 million during the year ended December 31, 2007. This interest income is included in interest and dividends for companies less than 5% owned.

Note 10. Dividends and Distributions and Taxes

              For the years ended December 31, 2009, 2008, and 2007, the Company's Board of Directors declared the following distributions:

	2009		2008		2007
(in millions, except per share amounts)	Total Amount	Total Per Share	Total Amount	Total Per Share	Total Amount	Total Per Share
First quarter	$—	$—	$108.1	$0.65	$95.8	$0.63
Second quarter	—	—	116.1	0.65	97.6	0.64
Third quarter	—	—	116.1	0.65	100.3	0.65
Fourth quarter	—	—	116.2	0.65	102.6	0.65
Extra dividend	—	—	—	—	11.0	0.07

Total distributions to common shareholders	$—	$—	$456.5	$2.60	$407.3	$2.64

              For income tax purposes, distributions for 2008 and 2007, were composed of the following:

	2008		2007
(in millions, except per share amounts)	Total Amount	Total Per Share	Total Amount	Total Per Share
Ordinary income(1)(2)	$104.0	$0.59	$126.7	$0.82
Long-term capital gains	352.5	2.01	280.6	1.82

Total distributions to common shareholders	$456.5	$2.60	$407.3	$2.64

(1)
For the years ended December 31, 2008 and 2007, ordinary income included dividend income of approximately $0.06 and zero, per share, respectively, that qualified to be taxed at the 15% maximum capital gains rate.

(2)
For certain eligible corporate shareholders, dividends eligible for the dividend received deduction for 2008 and 2007, was $0.056 and zero, per share, respectively.

              The following table summarizes the differences between financial statement net increase (decrease) in net assets resulting from operations and taxable income available for distribution to shareholders for the years ended December 31, 2009, 2008, and 2007:

($ in millions)	2009	2008	2007
	(ESTIMATED)(1)
Financial statement net increase (decrease) in net assets resulting from operations	$(521.5)	$(1,040.0)	$153.3
Adjustments:
Net change in unrealized appreciation or depreciation	176.7	1,123.8	256.2
Interest- and dividend-related items	26.9	(5.3)	13.8
Employee compensation-related items	1.9	1.2	0.7
Nondeductible excise tax	—	(0.6)	16.3
Debt issuance cost related items	50.2	—	—
Realized gains recognized (deferred) through installment treatment	173.3	18.3	(13.0)
Other gain or loss related items	48.1	(91.7)	(10.2)
Net income (loss) from partnerships and limited liability companies(2)	(1.7)	(4.6)	(22.7)
Net capital loss carryforward	18.5	37.9	—
Net (income) loss from consolidated subsidiaries, net of tax	(5.4)	2.1	2.7
Other	0.1	(0.7)	0.7

Taxable income (loss)	$(32.9)	$40.4	$397.8

(1)
The Company's taxable loss for 2009 is an estimate and will not be finally determined until the Company files its 2009 tax return in September 2010. Therefore, the final taxable income (loss) may be different than this estimate.

(2)
Includes taxable income (loss) passed through to the Company from Ciena Capital LLC (Ciena) and related entities in excess of interest and related portfolio income from Ciena included in the financial statements totaling ($1.9) million and ($22.6) million, for the years ended December 31, 2008 and 2007, respectively. See Note 3 for additional related disclosure.

              Taxable income or loss generally differs from net income or loss for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. As a RIC, the Company may not use net operating losses ("NOLs") to offset positive taxable income earned in preceding or succeeding taxable years. However, capital losses in excess of capital gains earned in a tax year may be carried forward and used to offset capital gains in the eight succeeding tax years. The Company estimates that, as of December 31, 2009, it will have a capital loss carryforward of approximately $56.4 million available for use in later tax years.

              The Company must distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. The Company has distributed sufficient dividends to eliminate taxable income. Dividends declared and paid by the Company in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, less amounts carried over into the following year, and the distribution of prior year taxable income carried over into and distributed in the current year.

              The Company currently estimates that it has a net taxable loss for 2009. This taxable loss for 2009 is an estimate and will not be finally determined until the Company files its 2009 tax return in

September 2010. Because the Company had a net taxable loss in 2009, no distribution was required or made for 2009. For income tax purposes, distributions for 2008 and 2007, were made from taxable income as follows:

($ in millions)	2008	2007
Taxable income (loss)	$40.4	$397.8
Taxable income earned in prior year and carried forward and distributed in current year	393.3	402.8
Taxable income earned in current year and carried forward for distribution in next year	—	(393.3)
Distributions from accumulated earnings	22.8	—

Total distributions to common shareholders	$456.5	$407.3

              The Company generally will be required to pay an excise tax equal to 4% of the amount by which 98% of the Company's annual taxable income exceeds the distributions for the year. In 2007 annual taxable income was in excess of the Company's dividend distributions from such taxable income for that year, and accordingly, the Company had an excise tax expense of $16.3 million on the excess taxable income carried forward. As of December 31, 2009 the Company had no dividend distribution requirement for the 2009 tax year, therefore, it has not recorded an excise tax for the year ended December 31, 2009. In certain circumstances, the Company is restricted in its ability to pay dividends. The Company's outstanding Term Loan contains provisions that limit the amount of dividends the Company can pay. In addition, pursuant to the 1940 Act, the Company may be precluded from declaring dividends or other distributions to its shareholders unless the Company's asset coverage is at least 200%.

              The Company currently estimates that it has cumulative deferred taxable income related to installment sale gains of approximately $44.4 million as of December 31, 2009. These gains have been recognized for financial reporting purposes in the respective years they were realized, but are generally deferred for tax purposes until the notes or other amounts received from the sale of the related investments are collected in cash. The recognition of installment sales gains as of December 31, 2009 are estimates and will not be finally determined until the Company files its 2009 tax return in September 2010.

              At December 31, 2009 and 2008, the aggregate gross unrealized appreciation of the Company's investments above cost for federal income tax purposes was $112.8 million (estimated) and $346.5 million, respectively. At December 31, 2009 and 2008, the aggregate gross unrealized depreciation of the Company's investments below cost for federal income tax purposes was $1.5 billion (estimated) and $1.4 billion, respectively. The Company's investments as compared to cost for federal income tax purposes was net unrealized depreciation of $1.4 billion (estimated) and $1.1 billion at December 31, 2009 and 2008, respectively. At December 31, 2009 and 2008, the aggregate cost of securities, for federal income tax purposes was $3.5 billion (estimated) and $4.5 billion, respectively.

              The Company's consolidated subsidiary, AC Corp, is subject to federal and state income taxes. For the years ended December 31, 2009, 2008, and 2007, AC Corp's income tax expense (benefit) was $5.6 million, $3.1 million, and $(2.7) million, respectively. For the year ended December 31, 2009 and 2008, paid in capital was decreased by $3.8 million and $3.0 million, respectively, primarily for the reduction of the deferred tax asset related to stock options that expired unexercised.

              The net deferred tax asset at December 31, 2009, was $12.7 million, consisting of deferred tax assets of $13.0 million and deferred tax liabilities of $0.3 million. The net deferred tax asset at December 31, 2008, was $15.0 million, consisting of deferred tax assets of $32.2 million and deferred tax liabilities of $17.2 million. At December 31, 2009, the deferred tax assets primarily related to compensation-related items. Management believes that the realization of the net deferred tax asset is more likely than not based on expectations as to future taxable income and scheduled reversals of temporary differences. Accordingly, the Company did not record a valuation allowance at December 31, 2009 or 2008.

Note 11. Cash

              The Company places its cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit.

              At December 31, 2009 and 2008, cash consisted of the following:

($ in millions)	2009	2008
Cash	$21.7	$51.9
Less escrows held	(1.0)	(1.5)

Total cash	$20.7	$50.4

Note 12. Supplemental Disclosure of Cash Flow Information

              The Company paid interest of $157.7 million, $161.0 million, and $123.5 million, respectively, for the years ended December 31, 2009, 2008, and 2007. The Company paid income taxes, including excise taxes (net of refunds), of $9.9 million, $10.1 million and $18.8 million for the years ended December 31, 2009, 2008 and 2007, respectively.

              Non-cash operating activities for the years ended December 31, 2009, 2008 and 2007, totaled $86.8 million, $117.8 million, and $142.2 million, respectively. Non-cash operating activities included the exchange of existing debt securities and accrued interest for new debt and equity securities. Non-cash financing activities for the year ended December 31, 2009 totaled $891.0 million as a result of the refinancing of privately issued unsecured debt with new privately issued secured debt. Non-cash financing activities included the issuance of common stock in lieu of cash distributions totaling $3.8 million and $17.1 million, for the years ended December 31, 2008 and 2007, respectively. Non-cash financing activities for the year ended December 31, 2007, also included the payment of one-half of the value of the option cancellation payment in connection with the tender offer, or $52.8 million, through the issuance of 1.7 million unregistered shares of the Company's common stock. See Notes 2 and 9.

Note 13. Financial Highlights

	At and for the Years Ended December 31,
	2009	2008	2007
Per Common Share Data
Net asset value, beginning of year	$9.62	$17.54	$19.12

Net investment income(1)	0.31	1.22	0.91
Net realized gains (losses)(1)(2)	(2.02)	(0.75)	1.74

Net investment income plus net realized gains (losses)(1)	(1.71)	0.47	2.65
Net change in unrealized appreciation or depreciation(1)(2)	(0.98)	(6.49)	(1.66)

Gain on repurchase of debt(1)	0.47	0.01	—
Loss on extinguishment of debt(1)	(0.69)	—	—
Net increase (decrease) in net assets resulting from operations(1)	(2.91)	(6.01)	0.99
Decrease in net assets from shareholder distributions	—	(2.60)	(2.64)
Net increase (decrease) in net assets from capital share transactions(1)(3)	(0.05)	0.69	0.41
Decrease in net assets from cash portion of the option cancellation payment(1)(4)	—	—	(0.34)

Net asset value, end of year	$6.66	$9.62	$17.54

Market value, end of year	$3.61	$2.69	$21.50
Total return(5)	34.2%	(82.5)%	(27.6)%

	At and for the Years Ended December 31,
	2009	2008	2007
Ratios and Supplemental Data ($ and shares in millions, except per share amounts)
Ending net assets	$1,198.2	$1,718.4	$2,771.8
Common shares outstanding at end of year	179.9	178.7	158.0
Diluted weighted average common shares outstanding	179.0	173.0	154.7
Employee, employee stock option and administrative expenses/average net assets	6.12%	5.47%	6.10%
Total operating expenses/average net assets	18.86%	11.39%	10.70%
Income tax expense including excise tax/average net assets	0.41%	0.10%	0.47%
Net investment income/average net assets	4.07%	8.43%	4.91%
Net increase (decrease) in net assets resulting from operations/average net assets	(38.18)%	(41.34)%	5.34%
Portfolio turnover rate	4.80%	24.00%	26.84%
Average debt outstanding	$1,753.7	$2,091.6	$1,924.2
Average debt per share(1)	$9.80	$12.09	$12.44

(1)
Based on diluted weighted average number of common shares outstanding for the year.

(2)
Net realized gains (losses) and net change in unrealized appreciation or depreciation can fluctuate significantly from year to year.

(3)
Excludes capital share transactions related to the cash portion of the option cancellation payment.

(4)
See Notes 2 and 9 to the consolidated financial statements above for further discussion.

(5)
Total return assumes the reinvestment of all dividends paid for the years presented.

Note 14. Selected Quarterly Data (Unaudited)

	2009
	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total interest and related portfolio income	$95.2	$84.6	$72.4	$66.4
Net investment income	$27.5	$18.2	$9.6	$0.2
Net increase (decrease) in net assets resulting from operations	$(347.7)	$(29.1)	$(140.7)	$(4.1)
Basic earnings (loss) per common share	$(1.95)	$(0.16)	$(0.79)	$(0.02)
Diluted earnings (loss) per common share	$(1.95)	$(0.16)	$(0.79)	$(0.02)

	2008
($ in millions, except per share amounts)	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total interest and related portfolio income	$144.9	$134.6	$120.7	$100.9
Net investment income	$69.5	$63.9	$45.6	$33.0
Net increase (decrease) in net assets resulting from operations	$(40.7)	$(102.2)	$(318.3)	$(578.8)
Basic earnings (loss) per common share	$(0.25)	$(0.59)	$(1.78)	$(3.24)
Diluted earnings (loss) per common share	$(0.25)	$(0.59)	$(1.78)	$(3.24)

Note 15. Litigation

              On June 23, 2004, the Company was notified by the SEC that the SEC was conducting an informal investigation of the Company. The investigation related to the valuation of securities in the Company's private finance portfolio and other matters. On June 20, 2007, the Company announced that it entered into a settlement with the SEC that resolved the SEC's informal investigation. As part of the settlement and without admitting or denying the SEC's allegations, the Company agreed to the entry of an administrative order. In the order the SEC alleged that, between June 30, 2001, and March 31, 2003, the Company did not maintain books, records and accounts which, in reasonable detail, supported or accurately and fairly reflected valuations of certain securities in the Company's private finance portfolio and, as a result, did not meet certain recordkeeping and internal controls provisions of the federal securities laws. In the administrative order, the SEC ordered the Company to continue to maintain certain of its current valuation-related controls. Specifically, during and following the two-year period of the order, the Company has: (1) continued to employ a Chief Valuation Officer, or a similarly structured officer-level employee, to oversee its quarterly valuation processes; and (2) continued to employ third-party valuation consultants to assist in its quarterly valuation processes.

              On December 22, 2004, the Company received letters from the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding the Company and Business Loan Express, LLC (currently known as Ciena Capital LLC) in connection with a criminal investigation relating to matters similar to those investigated by and settled with the SEC as discussed above. The Company produced materials in response to the requests from the U.S. Attorney's office and certain current and former employees were interviewed by the U.S. Attorney's Office. The Company has voluntarily cooperated with the investigation.

              In late December 2006, the Company received a subpoena from the U.S. Attorney for the District of Columbia requesting, among other things, the production of records regarding the use of private investigators by the Company or its agents. The Board established a committee, which was advised by its own counsel, to review this matter. In the course of gathering documents responsive to the subpoena, the Company became aware that an agent of the Company obtained what were represented to be telephone records of David Einhorn and which purport to be records of calls from Greenlight Capital during a period of time in 2005. Also, while the Company was gathering documents responsive to the subpoena, allegations were made that the Company's management had authorized the acquisition of these records and that management was subsequently advised that these records had been obtained. The Company's management has stated that these allegations are not true. The Company has cooperated fully with the inquiry by the U.S. Attorney's Office.

              On February 26, 2007, Dana Ross filed a class action complaint in the U.S. District Court for the District of Columbia in which she alleges that Allied Capital Corporation and certain members of management violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder. Thereafter, the court appointed new lead counsel and approved new lead plaintiffs. On July 30, 2007, plaintiffs served an amended complaint. Plaintiffs claim that, between November 7, 2005, and January 22, 2007, Allied Capital either failed to disclose or misrepresented information about its portfolio company, Business Loan Express, LLC. Plaintiffs sought unspecified compensatory and other damages, as well as other relief. On September 13, 2007, the Company filed a motion to dismiss the lawsuit. On November 4, 2009, the motion to dismiss was granted.

              A number of lawsuits have been filed against the Company, its Board of Directors and Ares Capital Corporation. These include: (1) In re Allied Capital Corporation Shareholder Litigation, Case No. 322639-V (Circuit Court for Montgomery County, Maryland); (2) Sandler v. Walton, et al., Case No. 2009 CA 008123 B (Superior Court for the District of Columbia); (3) Wienecki v. Allied Capital Corporation, et al., Case No. 2009 CA 008541 B (Superior Court for the District of Columbia); and (4) Ryan v. Walton, et al., Case No. 1:10-CV-00145-RMC (United States District Court for the District of Columbia). The suits were filed after the announcement of the merger with Ares Capital on October 26, 2009 either as putative stockholder class actions, shareholder derivative actions or both. All of the actions assert similar claims alleging that the Company's Board of Directors failed to discharge adequately its fiduciary duties to shareholders by failing to adequately value the Company's shares and ensure that the Company's shareholders received adequate consideration in a proposed sale of Allied Capital to Ares Capital Corporation, that the proposed merger between the Company and Ares Capital is the product of a flawed sales process, that the Company's directors and officers breached their fiduciary duties by agreeing to a structure that was not designed to maximize the value of Allied's shares, and that Ares Capital aided and abetted the alleged breach of fiduciary duty. The plaintiffs demand, among other things, a preliminary and permanent injunction enjoining the sale and rescinding the transaction or any part thereof that has been implemented. The Company believes that each of the lawsuits is without merit.

              In addition, the Company is party to certain lawsuits in the normal course of business. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. For a discussion of civil investigations being conducted regarding the lending practice of Ciena Capital LLC, a portfolio company of the Company, see "Note 3, Portfolio—Ciena Capital LLC."

              While the outcome of any of the open legal proceedings described above cannot at this time be predicted with certainty, the Company does not expect these matters will materially affect its financial condition or results of operations.

Schedule 12-14

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

		Amount of Interest or Dividends
PRIVATE FINANCE Portfolio Company (in thousands)	Investment(1)	Credited to Income(6)	Other(2)	December 31, 2008 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2009 Value
Companies More Than 25% Owned
AGILE Fund I, LLC	Equity Interests			$497	$44	$(92)	$449
(Private Equity Fund)
AllBridge Financial, LLC	Senior Loan	$44		—	1,500	—	1,500
(Asset Management)	Equity Interests			10,960	6,926	(2,081)	15,805
Allied Capital Senior Debt Fund, L.P.	Limited Partnership			31,800	—	(31,800)	—
(Private Debt Fund)	Interests
Avborne, Inc.	Preferred Stock			942	—	(942)	—
(Business Services)	Common Stock			—	39	—	39
Avborne Heavy Maintenance, Inc.	Common Stock			—	—	—	—
(Business Services)
Aviation Properties Corporation	Common Stock			—	30	(30)	—
(Business Services)
Border Foods, Inc.	Senior Loan	5,618		33,027	2,956	(1,857)	34,126
(Consumer Products)	Preferred Stock			11,851	9,050	—	20,901
	Common Stock			—	9,663	—	9,663
Calder Capital Partners, LLC	Senior Loan(5)			953	3,542	(4,495)	—
(Asset Management)	Equity Interests			—	2,454	(2,454)	—
Callidus Capital Corporation	Subordinated Debt	3,086		16,068	5,714	(2,674)	19,108
(Asset Management)	Common Stock			34,377	—	(34,377)	—
Ciena Capital LLC	Senior Loan(5)			104,883	—	(4,832)	100,051
(Financial Services)	Class B Equity Interests			—	3,504	(3,504)	—
	Class C Equity Interests			—	—	—	—
CitiPostal Inc.	Senior Loan	30		681	2	—	683
(Business Services)	Unitranche Debt	6,304		51,548	566	(1,481)	50,633
	Subordinated Debt	1,635		9,114	1,571	—	10,685
	Common Stock			8,616	—	(7,184)	1,432
Coverall North America, Inc.	Unitranche Debt	3,890		31,948	33	(408)	31,573
(Business Services)	Subordinated Debt	860		5,549	6	—	5,555
	Common Stock			17,968	1	(6,583)	11,386
CR Holding, Inc.	Subordinated Debt(5)			17,360	23,150	(40,510)	—
(Consumer Products)	Common Stock			—	28,744	(28,744)	—
Crescent Equity Corp.	Senior Loan	44		433	—	—	433
(Business Services)	Subordinated Debt(5)	74	$245	18,614	85	(14,567)	4,132
	Common Stock			4,580	2,253	(6,833)	—
Direct Capital Corporation	Senior Loan(5)			—	8,744	—	8,744
(Financial Services)	Subordinated Debt(5)			13,530	—	(6,733)	6,797
	Common Stock			—	—	—	—

See related footnotes at the end of this schedule.

		Amount of Interest or Dividends
PRIVATE FINANCE Portfolio Company (in thousands)	Investment(1)	Credited to Income(6)	Other(2)	December 31, 2008 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2009 Value
Financial Pacific Company	Subordinated Debt	$9,462		$62,189	$40	$(27,449)	$34,780
(Financial Services)	Preferred Stock			—	—	—	—
	Common Stock			—	—	—	—
ForeSite Towers, LLC	Equity Interest			889	—	(889)	—
(Tower Leasing)
Global Communications, LLC	Senior Loan			1,335	—	(1,335)	—
(Business Services)
HCI Equity,LLC	Equity Interests			—	1,100	(223)	877
(Private Equity Fund)
Hot Light Brands, Inc.	Senior Loan(5)			13,678	51	(4,613)	9,116
(Retail)	Common Stock			—	—	—	—
Hot Stuff Foods, LLC	Senior Loan	1,969		42,378	11,219	(8,900)	44,697
(Real Estate)	Subordinated Debt(5)			—	48,240	—	48,240
	Common Stock			—	—	—	—
Huddle House, Inc.	Subordinated Debt	5,673		57,067	1,114	(38,535)	19,646
(Retail)	Common Stock			20,922	1	(17,004)	3,919
IAT Equity, LLC and Affiliates
d/b/a Industrial Air Tool	Subordinated Debt	548		6,000	—	—	6,000
(Industrial Products)	Equity Interests			8,860	—	(3,375)	5,485
Impact Innovations Group, LLC (Business Services)	Equity Interests in Affiliate			321	—	(106)	215
Insight Pharmaceuticals Corporation	Subordinated Debt	7,709		63,359	9,245	(18,581)	54,023
(Consumer Products)	Preferred Stock			4,068	20,932	(25,000)	—
	Common Stock			—	34,088	(24,688)	9,400
Jakel, Inc.	Subordinated Debt(5)			374	—	(374)	—
(Industrial Products)
Knightsbridge CLO 2007-1 Ltd.	Class E Notes	1,887		14,866	—	(3,506)	11,360
(CLO)	Income Notes	4,126		35,214	4,125	(23,119)	16,220
Knightsbridge CLO 2008-1 Ltd.	Class C Notes	1,097		12,800	—	(511)	12,289
(CLO)	Class D Notes	767		8,000	—	(840)	7,160
	Class E Notes	1,514		10,573	718	(1,200)	10,091
	Income Notes	4,075		21,315	4,075	(4,753)	20,637
MHF Logistical Solutions, Inc.	Subordinated Debt			—	49,633	(49,633)	—
(Business Services)	Preferred Stock			—	—	—	—
	Common Stock			—	20,942	(20,942)	—
MVL Group, Inc.	Senior Loan	3,198		30,663	74	(5,477)	25,260
(Business Services)	Subordinated Debt	5,139		40,994	42,126	(48,814)	34,306
	Subordinated Debt(5)			86	144	(230)	—
	Common Stock			—	—	—	—
Old Orchard Brands, LLC	Subordinated Debt	917		18,882	262	(19,144)	—
(Consumer Products)	Equity Interests			27,763	—	(27,763)	—
Penn Detroit Diesel Allison, LLC	Subordinated Debt	2,767		37,869	578	(38,447)	—
(Business Services)	Equity Interests			21,100	1,262	(7,104)	15,258
Senior Secured Loan Fund LLC	Subordinated	13,664	$12,758	125,423	47,374	(172,797)	—
(Private Debt Fund)	Certificates
	Equity Interests			1	(1)	—	—

See related footnotes at the end of this schedule.

		Amount of Interest or Dividends
PRIVATE FINANCE Portfolio Company (in thousands)	Investment(1)	Credited to Income(6)	Other(2)	December 31, 2008 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2009 Value
Service Champ, Inc.	Subordinated Debt	$5,619		$26,984	$712	$—	$27,696
(Business Services)	Common Stock			21,156	7,555	(640)	28,071
Stag-Parkway, Inc.	Subordinated Debt	1,853		—	19,005	(1)	19,004
(Business Services)	Unitranche Debt	170		17,962	418	(18,380)	—
	Common Stock			6,968	7,258	—	14,226
Startec Equity, LLC	Equity Interests			332	—	(267)	65
(Telecommunications)
Worldwide Express Operations, LLC	Subordinated Debt		$38	2,032	694	(2,726)	—
(Business Services)	Equity Interests			—	11,384	(11,384)	—
	Warrants			—	144	(144)	—

Total companies more than 25% owned				$1,187,722			$811,736

Companies 5% to 25% Owned
10th Street, LLC	Subordinated Debt	$2,877		$21,439	$906	$(20)	$22,325
(Business Services)	Equity Interests			975	—	(500)	475
	Option			25	—	—	25
Advantage Sales & Marketing, Inc.	Subordinated Debt	2,286		135,000	—	(135,000)	—
(Business Services)	Equity Interests			5,000	—	(5,000)	—
Air Medical Group Holdings LLC	Senior Loan	145		3,139	20,296	(17,590)	5,845
(Healthcare Services)	Equity Interests			10,800	8,700	—	19,500
Alpine ESP Holdings, Inc.	Preferred Stock			—	701	(701)	—
(Business Services)	Common Stock			—	13	(13)	—
Amerex Group, LLC	Subordinated Debt	1,993		8,784	5	(8,789)	—
(Consumer Products)	Equity Interests	6,167		9,932	—	(9,932)	—
BB&T Capital Partners/Windsor
Mezzanine Fund, LLC	Equity Interests			11,063	—	(684)	10,379
(Private Equity Fund)
Becker Underwood, Inc.	Subordinated Debt	425		25,502	216	(25,718)	—
(Industrial Products)	Common Stock			2,267	2,748	(5,015)	—
BI Incorporated	Subordinated Debt			—	—	—	—
	Common Equity			—	—	—	—
Drew Foam Companies, Inc.	Preferred Stock			512	111	(623)	—
(Business Services)	Common Stock			—	6	(6)	—
Driven Brands, Inc.	Subordinated Debt	14,923		83,698	8,201	—	91,899
(Consumer Services)	Common Stock			4,855	—	(1,855)	3,000
Hilden America, Inc.	Common Stock			76	378	(454)	—
(Consumer Products)
Lydall Transport, Ltd.	Equity Interests			345	87	(432)	—
(Business Services)
Multi-Ad Services, Inc.	Unitranche Debt	307		2,941	67	(517)	2,491
(Business Services)	Equity Interests			1,782	—	(364)	1,418
Pendum Acquisition, Inc.	Common Stock			—	200	—	200
(Business Services)
Postle Aluminum Company, LLC	Senior Loan(5)			—	34,876	(18,822)	16,054
(Industrial Products)	Subordinated Debt(5)			—	23,868	(23,868)	—
	Equity Interest			—	—	—	—

See related footnotes at the end of this schedule.

		Amount of Interest or Dividends
PRIVATE FINANCE Portfolio Company (in thousands)	Investment(1)	Credited to Income(6)	Other(2)	December 31, 2008 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2009 Value
Progressive International Corporation	Preferred Stock			$1,125	$—	$(1,125)	$—
(Consumer Products)	Common Stock			4,600	—	(4,600)	—
	Warrants			—	—	—	—
Regency Healthcare Group, LLC	Senior Loan	$44		—	4,001	(4,001)	—
(Healthcare Services)	Unitranche Debt	309		10,825	31	(10,856)	—
	Equity Interests			2,050	—	(152)	1,898
SGT India Private Limited	Common Stock			—	24	(24)	—
(Business Services)
Soteria Imaging Services, LLC	Subordinated Debt	552		4,054	156	—	4,210
(Healthcare Services)	Equity Interests			1,971	—	(692)	1,279
Triax Holdings, LLC	Subordinated Debt			—	10,772	(10,772)	—
(Consumer Products)	Equity Interests			—	16,528	(16,528)	—
Universal Environmental
Services, LLC	Equity Interests			—	—	—	—
(Business Services)

Total companies 5% to 25% owned				$352,760			$180,998

This schedule should be read in conjunction with the Company's consolidated financial statements, including the consolidated statement of investments and Note 3 to the consolidated financial statements. Note 3 includes additional information regarding activities in the private finance portfolio.

(1)
Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted. The principal amount for loans and debt securities and the number of shares of common stock and preferred stock is shown in the consolidated statement of investments as of September 30, 2009.

(2)
Other includes interest, dividend, or other income which was applied to the principal of the investment and therefore reduced the total investment. These reductions are also included in the Gross Reductions for the investment, as applicable.

(3)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(4)
Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(5)
Loan or debt security is on non-accrual status at December 31, 2009, and is therefore considered non-income producing. Loans or debt securities on non-accrual status at the end of the period may or may not have been on non-accrual status for the full period.

(6)
Represents the total amount of interest or dividends credited to income for the portion of the year an investment was included in the companies more than 25% owned or companies 5% to 25% owned categories, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(in thousands, except per share amounts)

	March 31, 2010	December 31, 2009
	(unaudited)
ASSETS
Portfolio at value:
Private finance
Companies more than 25% owned (cost: 2010-$1,796,887; 2009-$1,747,759)	$655,269	$811,736
Companies 5% to 25% owned (cost: 2010-$181,094; 2009-$222,981)	153,969	180,998
Companies less than 5% owned (cost: 2010-$1,293,721; 2009-$1,639,193)	983,576	1,082,577

Total private finance (cost: 2010-$3,271,702; 2009-$3,609,933)	1,792,814	2,075,311
Commercial real estate finance (cost: 2010-$75,945; 2009-$75,180)	40,952	55,807

Total portfolio at value (cost: 2010-$3,347,647; 2009-$3,685,113)	1,833,766	2,131,118
Accrued interest and dividends receivable	41,705	43,875
Other assets	68,670	88,802
Investments in money market and other securities	74,221	381,020
Cash	59,082	20,682
Restricted cash	250	—

Total assets	$2,077,694	$2,665,497

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Notes payable (maturing within one year: 2010-$136,942; 2009-$85,111)	$882,486	$1,384,920
Bank term debt	—	41,091
Dividends payable	35,988	—
Accounts payable and other liabilities	32,136	41,284

Total liabilities	950,610	1,467,295

Commitments and contingencies
Shareholders' equity:
Common stock, $0.0001 par value, 400,000 shares authorized; 179,895 and 179,940 shares issued and outstanding at March 31, 2010, and December 31, 2009, respectively	18	18
Additional paid-in capital	3,037,417	3,037,513
Notes receivable from sale of common stock	—	(301)
Net unrealized depreciation	(1,639,501)	(1,679,778)
Distributions in excess of earnings	(270,850)	(159,250)

Total shareholders' equity	1,127,084	1,198,202

Total liabilities and shareholders' equity	$2,077,694	$2,665,497

Net asset value per common share	$6.27	$6.66

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

	For the Three Months Ended March 31,
	2010	2009
	(unaudited)
Interest and Related Portfolio Income:
Interest and dividends
Companies more than 25% owned	$14,531	$25,353
Companies 5% to 25% owned	3,957	11,136
Companies less than 5% owned	30,973	52,241

Total interest and dividends	49,461	88,730

Fees and other income
Companies more than 25% owned	3,968	5,276
Companies 5% to 25% owned	10	17
Companies less than 5% owned	653	1,159

Total fees and other income	4,631	6,452

Total interest and related portfolio income	54,092	95,182

Expenses:
Interest	23,605	43,485
Employee	7,571	11,070
Employee stock options	972	773
Administrative	14,391	9,845
Merger related expenses	8,423	—
Impairment of long-lived asset	—	2,873

Total operating expenses	54,962	68,046

Net investment income (loss) before income taxes	(870)	27,136
Income tax expense (benefit), including excise tax	1,202	(378)

Net investment income (loss)	(2,072)	27,514

Net Realized and Unrealized Gains (Losses):
Net realized gains (losses)
Companies more than 25% owned	(20,049)	(4,050)
Companies 5% to 25% owned	(3,753)	(30,095)
Companies less than 5% owned	(47,730)	7,036

Total net realized losses	(71,532)	(27,109)
Net change in unrealized appreciation or depreciation	40,277	(350,070)

Total net losses	(31,255)	(377,179)
Gain on repurchase of debt	4,964	1,995
Loss on extinguishment of debt	(6,972)	—

Net decrease in net assets resulting from operations	$(35,335)	$(347,670)

Basic loss per common share	$(0.20)	$(1.95)

Diluted loss per common share	$(0.20)	$(1.95)

Weighted average common shares outstanding—basic	179,938	178,692

Weighted average common shares outstanding—diluted	179,938	178,692

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(in thousands, except per share amounts)

	For the Three Months Ended March 31,
	2010	2009
	(unaudited)
Operations:
Net investment income (loss)	$(2,072)	$27,514
Net realized losses	(71,532)	(27,109)
Net change in unrealized appreciation or depreciation	40,277	(350,070)
Gain on repurchase of debt	4,964	1,995
Loss on extinguishment of debt	(6,972)	—

Net decrease in net assets resulting from operations	(35,335)	(347,670)

Shareholder distributions:
Common stock dividends	(35,988)	—

Net decrease in net assets resulting from shareholder distributions	(35,988)	—

Capital share transactions:
Stock option expense	972	773
Net decrease in notes receivable from sale of common stock	301	632
Other	(1,068)	(2,382)

Net increase (decrease) in net assets resulting from capital share transactions	205	(977)

Total decrease in net assets	(71,118)	(348,647)
Net assets at beginning of period	1,198,202	1,718,400

Net assets at end of period	$1,127,084	$1,369,753

Net asset value per common share	$6.27	$7.67

Common shares outstanding at end of period	179,895	178,692

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	For the Three Months Ended March 31,
	2010	2009
	(unaudited)
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(35,335)	$(347,670)
Adjustments:
Portfolio investments	(20,166)	(39,917)
Principal collections related to investment repayments or sales	279,312	109,524
Collections of notes and other consideration received from sale of investments	8,696	132,246
Realized gains from the receipt of notes and other consideration from sale of investments	—	(4,058)
Realized losses	78,525	39,874
Gain on repurchase of debt	—	(1,995)
Redemption of (investments in) U.S. Treasury bills, money market and other securities	306,799	282
Payment-in-kind interest and dividends, net of cash collections	(6,951)	(7,659)
Change in accrued interest and dividends	2,962	1,554
Net collection (amortization) of discounts and fees	(1,952)	(4,697)
Stock option expense	972	773
Impairment of long-lived asset	—	2,873
Net change in restricted cash	250	—
Changes in other assets and liabilities	10,966	8,498
Depreciation and amortization	353	398
Net change in unrealized (appreciation) or depreciation	(40,277)	350,070

Net cash provided by operating activities	584,154	240,096

Cash flows from financing activities:
Sale of common stock upon the exercise of stock options	13	—
Collections of notes receivable from sale of common stock	301	258
Repurchase or repayment of notes payable	(501,258)	(529)
Net repayments on bank term debt	(41,091)	—
Cash paid for cancellation of stock options	(221)	—
Other financing activities	(3,498)	—

Net cash used in financing activities	(545,754)	(271)

Net increase (decrease) in cash	38,400	239,825
Cash at beginning of period	20,682	50,402

Cash at end of period	$59,082	$290,227

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

March 31, 2010

(in thousands, except number of shares)

(unaudited)

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Companies More Than 25% Owned
AGILE Fund I, LLC(5) (Private Equity Fund)	Equity Interests		$467	$264

	Total Investment		467	264

AllBridge Financial, LLC (Asset Management)	Equity Interests		40,118	11,369

	Total Investment		40,118	11,369

Avborne, Inc. (Business Services)	Common Stock (27,500 shares)		—	39

	Total Investment		—	39

Aviation Properties Corporation (Business Services)	Common Stock (100 shares)		123	—

	Total Investment		123	—

Border Foods, Inc.	Senior Loan (12.9%, Due 3/12)	$34,126	29,443	34,126
(Consumer Products)	Preferred Stock (100,000 shares)		12,721	21,346
	Common Stock (260,467 shares)		3,847	13,472

	Total Investment		46,011	68,944

Callidus Capital Corporation	Subordinated Debt (18.0%, Due 8/13)(6)	22,434	22,434	20,120
(Asset Management)	Common Stock (100 shares)		—	—

	Total Investment		22,434	20,120

	Guaranty ($3,189)
Ciena Capital LLC	Senior Loan (5.5%, Due 3/09)(6)	$319,031	$319,031	$78,971
(Financial Services)	Class B Equity Interests		119,436	—
	Class C Equity Interests		109,097	—

	Total Investment		547,564	78,971

	Guaranty ($5,000—See Note 3)

CitiPostal Inc.	Senior Loan (6.5%, Due 12/13)	1,942	1,934	1,942
(Business Services)	Unitranche Debt (13.0%, Due 12/13)	50,184	50,026	50,184
	Subordinated Debt (16.0%, Due 12/15)	11,136	11,136	11,136
	Common Stock (37,024 shares)		12,726	—

	Total Investment		75,822	63,262

Coverall North America, Inc.	Unitranche Debt (12.0%, Due 7/11)	31,627	31,582	31,627
(Business Services)	Subordinated Debt (16.0%, Due 7/11)	5,563	5,556	5,563
	Common Stock (763,333 shares)		14,362	2,999

	Total Investment		51,500	40,189

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Crescent Equity Corp.(8)	Senior Loan (10.0%, Due 6/10)	433	433	433
(Business Services)	Subordinated Debt (11.0%, Due 9/11–6/17)(6)	32,422	32,333	6,200
	Common Stock (174 shares)		83,544	—

	Total Investment		116,310	6,633

	Guaranty ($900)

Direct Capital Corporation	Senior Loan (8.0%, Due 1/14)(6)	8,175	8,175	8,919
(Financial Services)	Subordinated Debt (16.0%, Due 3/13)(6)	55,671	55,496	1,190
	Common Stock (2,317,020 shares)		25,732	—

	Total Investment		89,403	10,109

EarthColor, Inc. (Business Services)	Common Stock (89,435 shares)		186,823	—

	Total Investment		186,823	—

Financial Pacific Company (Financial Services)	Subordinated Debt (17.4%, Due 2/12–8/12)	68,967	68,890	32,800
	Preferred Stock (9,458 shares)		8,865	—
	Common Stock (12,711 shares)		12,783	—

	Total Investment		90,538	32,800

HCI Equity, LLC(4)(5) (Private Equity Fund)	Equity Interests		$1,199	$808

	Total Investment		1,199	808

Hot Light Brands, Inc.	Senior Loan (9.0%, Due 2/11)(6)	$29,257	29,257	6,727
(Retail)	Common Stock (93,500 shares)		5,151	—

	Total Investment		34,408	6,727

Hot Stuff Foods, LLC	Senior Loan (3.7%, Due 2/11–2/12)	45,587	44,503	44,587
(Consumer Products)	Subordinated Debt (12.3%, Due 8/12–2/13)(6)	83,692	83,387	24,581
	Common Stock (1,147,453 shares)		56,187	—

	Total Investment		184,077	69,168

Huddle House, Inc.	Subordinated Debt (15.0%, Due 12/15)	19,794	19,748	19,607
(Retail)	Common Stock (358,428 shares)		36,348	—

	Total Investment		56,096	19,607

IAT Equity, LLC and Affiliates	Subordinated Debt (9.0%, Due 6/14)	6,000	6,000	6,000
d/b/a Industrial Air Tool	Equity Interests		7,500	7,419
(Industrial Products)

	Total Investment		13,500	13,419

Insight Pharmaceuticals Corporation	Subordinated Debt (15.0%, Due 9/12)	54,721	54,670	54,721
(Consumer Products)	Common Stock (155,000 shares)		40,413	12,070

	Total Investment		95,083	66,791

Jakel, Inc. (Industrial Products)	Subordinated Debt (15.5%, Due 3/08)(6)	748	748	—

	Total Investment		748	—

MVL Group, Inc.	Senior Loan (12.0%, Due 7/12)	$25,260	$25,257	$25,260
(Business Services)	Subordinated Debt (14.5%, Due 7/12)	35,607	35,580	35,447
	Subordinated Debt (8.0%, Due 7/12)(6)	144	139	—
	Common Stock (560,716 shares)		555	—

	Total Investment		61,531	60,707

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Penn Detroit Diesel Allison, LLC (Business Services)	Equity Interests		20,081	20,069

	Total Investment		20,081	20,069

Service Champ, Inc. (Business Services)	Common Stock (55,112 shares)		11,145	28,463

	Total Investment		11,145	28,463

Stag-Parkway, Inc.	Subordinated Debt (10.0%, Due 7/12)	19,044	19,009	19,044
(Business Services)	Common Stock (25,000 shares)		32,686	17,766

	Total Investment		51,695	36,810

Startec Equity, LLC (Telecommunications)	Equity Interests		211	—

	Total Investment		211	—

Total companies more than 25% owned			$1,796,887	$655,269
Companies 5% to 25% Owned
10th Street, LLC	Subordinated Debt (13.0%, Due 11/14)	$22,552	$22,466	$22,552
(Business Services)	Equity Interests		422	594
	Option		25	25

	Total Investment		22,913	23,171

Air Medical Group Holdings LLC	Senior Loan (2.4%, Due 3/11)	4,740	4,725	4,645
(Healthcare Services)	Equity Interests		2,993	18,204

	Total Investment		7,718	22,849

BB&T Capital Partners/Windsor
Mezzanine Fund, LLC(5) (Private Equity Fund)	Equity Interests		16,351	13,943

	Total Investment		16,351	13,943

Driven Brands, Inc.	Subordinated Debt (18.0%, Due 7/15)	$51,220	$51,058	$52,814
(Consumer Services)	Common Stock (3,772,098 shares)		9,516	4,939

	Total Investment		60,574	57,753

Multi-Ad Services, Inc.	Unitranche Debt (11.3%, Due 11/11)	1,886	1,873	1,878
(Business Services)	Equity Interests		1,737	788

	Total Investment		3,610	2,666

Postle Aluminum Company, LLC	Senior Loan (6.0%, Due 10/12)(6)	35,000	34,876	27,500
(Industrial Products)	Subordinated Debt (3.0%, Due 10/12)(6)	23,953	23,868	—
	Equity Interests		2,174	—

	Total Investment		60,918	27,500

Regency Healthcare Group, LLC (Healthcare Services)	Equity Interests		1,302	2,007

	Total Investment		1,302	2,007

Soteria Imaging Services, LLC	Subordinated Debt (13.3%, Due 11/10)	4,250	4,228	4,080
(Healthcare Services)	Equity Interests		1,881	—

	Total Investment		6,109	4,080

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Universal Environmental
Services, LLC	Equity Interests		1,599	—

(Business Services)
	Total Investment		1,599	—

Total companies 5% to 25% owned			$181,094	$153,969

Companies Less Than 5% Owned
Axium Healthcare Pharmacy, Inc. (Healthcare Services)	Subordinated Debt (8.0%, Due 3/15)	$3,098	$3,098	$2,819

	Total Investment		3,098	2,819

BenefitMall Holdings Inc.	Subordinated Debt (18.0%, Due 6/14)	40,326	40,257	40,326
(Business Services)	Common Stock (39,274,290 shares)(7)		39,274	53,510
	Warrants(12)		—	—

	Total Investment		79,531	93,836

Bushnell, Inc. (Consumer Products)	Subordinated Debt (6.8%, Due 2/14)	41,325	40,274	28,928

	Total Investment		40,274	28,928

Callidus Debt Partners CDO	Class C Notes (12.9%, Due 12/13)(6)	19,420	19,527	1,463
Fund I, Ltd.(4)(10) (CDO)	Class D Notes (17.0%, Due 12/13)(6)	9,400	9,454	—

	Total Investment		28,981	1,463

Callidus Debt Partners CLO Fund III, Ltd.(4)(10) (CDO)	Preferred Shares (23,600,000 shares)		20,138	5,593

	Total Investment		20,138	5,593

Callidus Debt Partners CLO	Class D Notes (4.8%, Due 4/20)	3,000	2,253	1,723
Fund IV, Ltd.(4)(10) (CLO)	Income Notes (0.0%)(11)		14,650	7,930

	Total Investment		16,903	9,653

Callidus Debt Partners CLO Fund V, Ltd.(4)(10) (CLO)	Income Notes (0.0%)(11)		12,706	8,818

	Total Investment		12,706	8,818

Callidus Debt Partners CLO	Class D Notes (6.2%, Due 10/21)	9,635	8,017	4,484
Fund VI, Ltd.(4)(10) (CLO)	Income Notes (0.0%)(11)		29,144	9,276

	Total Investment		37,161	13,760

Callidus Debt Partners CLO Fund VII, Ltd.(4)(10) (CLO)	Income Notes (0.0%)(11)		24,388	11,015

	Total Investment		24,388	11,015

Callidus MAPS CLO Fund I LLC(10)	Class E Notes (5.8%, Due 12/17)	$17,000	$17,000	$11,289
(CLO)	Income Notes (0.0%)(11)		36,379	15,163

	Total Investment		53,379	26,452

Callidus MAPS CLO
Fund II, Ltd.(4)(10)	Class D Notes (4.5%, Due 7/22)	7,700	3,978	3,209
(CLO)	Income Notes (0.0%)(11)		16,940	9,121

	Total Investment		20,918	12,330

Carlisle Wide Plank Floors, Inc.	Unitranche Debt (15.0%, Due 6/11)	1,644	1,639	1,480
(Consumer Products)	Common Stock (345,056 Shares)		345	—

	Total Investment		1,984	1,480

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Catterton Partners VI, L.P.(5)	Limited Partnership Interest		3,327	1,589
(Private Equity Fund)

	Total Investment		3,327	1,589

Commercial Credit Group, Inc.	Subordinated Debt (15.0%, Due 6/15)	19,500	19,470	19,500
(Financial Services)

	Total Investment		19,470	19,500

Community Education Centers, Inc.	Subordinated Debt (21.5%,	38,096	38,050	35,048
(Education Services)	Due 11/13)(6)

	Total Investment		38,050	35,048

Compass Group Diversified
Holdings, LLC(3)	Senior Loan (4.7%, Due 12/12)	5,184	5,143	5,184
(Financial Services)

	Total Investment		5,143	5,184

Component Hardware Group, Inc.(3)	Subordinated Debt (15.5%, Due 1/13)	18,992	18,947	8,321
(Industrial Products)

	Total Investment		18,947	8,321

Cook Inlet Alternative Risk, LLC	Unitranche Debt (13.3%, Due 4/13)(6)	87,600	87,331	55,000
(Business Services)	Equity Interests		552	—

	Total Investment		87,883	55,000

Cortec Group Fund IV, L.P.(5)	Limited Partnership Interest		6,446	3,334
(Private Equity)

	Total Investment		6,446	3,334

Digital VideoStream, LLC	Unitranche Debt (11.0%, Due 2/12)	$11,087	$11,048	$11,087
(Business Services)	Convertible Subordinated Debt (10.0%, Due 2/16)	5,142	5,132	5,578

	Total Investment		16,180	16,665

DirectBuy Holdings, Inc.	Subordinated Debt (16.0%, Due 5/13)	79,198	78,982	75,238
(Consumer Products)	Equity Interests		8,000	3,112

	Total Investment		86,982	78,350

Distant Lands Trading Co.	Senior Loan (8.3%, Due 11/11)	10,000	9,986	9,800
(Consumer Products)	Unitranche Debt (13.0%, Due 11/11)	43,581	43,519	42,709
	Common Stock (3,451 shares)		3,451	980

	Total Investment		56,956	53,489

Diversified Mercury
Communications, LLC	Senior Loan (8.0%, Due 3/13)	2,521	2,512	2,269
(Business Services)

	Total Investment		2,512	2,269

Dryden XVIII Leveraged
Loan 2007 Limited(4)	Class B Notes (4.7%, Due 10/19)	8,637	7,483	3,627
(CLO)	Income Notes (0.0%)(11)		23,164	12,883

	Total Investment		30,647	16,510

Dynamic India Fund IV(4)(5)	Equity Interests		9,350	4,822
(Private Equity Fund)

	Total Investment		9,350	4,822

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
eCentury Capital Partners, L.P.(5)	Limited Partnership Interest		7,274	—
(Private Equity Fund)

	Total Investment		7,274	—

eInstruction Corporation	Subordinated Debt (12.3%,	37,687	37,581	33,068
(Education Services)	Due 7/14–1/15)
	Common Stock (2,406 shares)		2,500	926

	Total Investment		40,081	33,994

Fidus Mezzanine Capital, L.P.(5)	Limited Partnership Interest		$14,720	$9,643
(Private Equity Fund)

	Total Investment		14,720	9,643

Geotrace Technologies, Inc.	Warrants		2,027	2,893
(Energy Services)

	Total Investment		2,027	2,893

Gilchrist & Soames, Inc. (Consumer Products)	Subordinated Debt (13.4%, Due 10/13)	$24,421	24,317	23,416

	Total Investment		24,317	23,416

Havco Wood Products LLC (Industrial Products)	Equity Interests		910	—

	Total Investment		910	—

Ideal Snacks Corporation (Consumer Products)	Senior Loan (8.5%, Due 6/11)	969	969	969

	Total Investment		969	969

Kodiak Fund LP(5) (Private Equity Fund)	Equity Interests		9,319	950

	Total Investment		9,319	950

Market Track Holdings, LLC (Business Services)	Subordinated Debt (15.9%, Due 6/14)	24,337	24,201	24,287

	Total Investment		24,201	24,287

NetShape Technologies, Inc. (Industrial Products)	Senior Loan (4.0%, Due 2/13)	972	972	521

	Total Investment		972	521

Network Hardware Resale, Inc.	Unitranche Debt (12.0%, Due 12/11)	$15,723	$15,763	$15,723
(Business Services)	Convertible Subordinated Debt (9.8%, Due 12/15)	17,518	17,561	17,561

	Total Investment		33,324	33,284

Novak Biddle Venture
Partners III, L.P.(5)	Limited Partnership Interest		2,018	697
(Private Equity Fund)

	Total Investment		2,018	697

Pangaea CLO 2007-1 Ltd.(4)	Class D Notes (5.0%, Due 1/21)	15,000	12,225	8,737
(CLO)

	Total Investment		12,225	8,737

PC Helps Support, LLC	Senior Loan (3.5%, Due 12/13)	8,062	7,974	7,976
(Business Services)	Subordinated Debt (12.8%, Due 12/13)	26,348	26,253	26,348

	Total Investment		34,227	34,324

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Performant Financial Corporation	Common Stock (478,816 shares)		734	1,478
(Business Services)

	Total Investment		734	1,478

Promo Works, LLC	Unitranche Debt (16.0%, Due 12/12)	19,964	19,869	7,842
(Business Services)

	Total Investment		19,869	7,842

Reed Group, Ltd.	Senior Loan (6.0%, Due 12/13)(6)	12,005	11,877	10,122
(Healthcare Services)	Subordinated Debt (15.8%, Due 12/13)(6)	19,449	19,393	15,559
	Equity Interests		1,800	203

	Total Investment		33,070	25,884

S.B. Restaurant Company	Unitranche Debt (11.8%, Due 4/11)	38,327	38,230	28,546
(Retail)	Preferred Stock (46,690 shares)		117	—
	Warrants		534	—

	Total Investment		38,881	28,546

SPP Mezzanine Funding II, L.P.(5)	Limited Partnership Interest		7,263	6,884
(Private Equity Fund)

	Total Investment		7,263	6,884

STS Operating, Inc.	Subordinated Debt (11.0%, Due 1/13)	30,386	30,324	29,170
(Industrial Products)

	Total Investment		30,324	29,170

Summit Energy Services, Inc.	Common Stock (415,982 shares)		1,861	2,520
(Business Services)

	Total Investment		1,861	2,520

Tappan Wire & Cable Inc.	Unitranche Debt (15.0%, Due 8/14)(6)	$22,346	$22,248	$10,351
(Business Services)	Common Stock (12,940 shares)(12)		2,043	—
	Warrant(12)		—	—

	Total Investment		24,291	10,351

The Step2 Company, LLC	Unitranche Debt (13.0%, Due 4/12)	94,371	94,206	88,709
(Consumer Products)	Equity Interests		2,156	24

	Total Investment		96,362	88,733

Tradesmen International, Inc.	Subordinated Debt (15.0%,	40,000	39,793	20,048
(Business Services)	Due 12/12)(6)

	Total Investment		39,793	20,048

Trover Solutions, Inc.	Subordinated Debt (12.0%, Due 11/12)	52,828	52,688	52,828
(Business Services)

	Total Investment		52,688	52,828

United Road Towing, Inc.	Subordinated Debt (16.3%, Due 1/14)	19,060	18,997	18,775
(Consumer Services)

	Total Investment		18,997	18,775

Venturehouse-Cibernet Investors, LLC	Equity Interest		—	—
(Business Services)

	Total Investment		—	—

Webster Capital II, L.P.(5)	Limited Partnership Interest		1,767	687
(Private Equity Fund)

	Total Investment		1,767	687

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Other companies	Other debt investments		(123)	(123)
	Other equity investments		6	10

	Total Investment		(117)	(113)

Total companies less than 5% owned			$1,293,721	$983,576

Total private finance (93 portfolio
investments)			$3,271,702	$1,792,814

Commercial Real Estate Finance
(in thousands, except number of loans)

	Stated Interest Rate Ranges	Number of Loans	Cost	Value
			(unaudited)
Commercial Mortgage Loans
	Up to 6.99%	3	$29,872	$26,858
	7.00% - 8.99%	2	2,607	2,586
	9.00% - 10.99%	1	6,481	650
	15.00% and above	2	3,970	1,027

Total commercial mortgage loans(12)			$42,930	$31,121

Real Estate Owned			$5,962	$3,513

Equity Interests(2)—Companies more than 25% owned			$27,053	$6,318

Total commercial real estate finance			$75,945	$40,952

Total portfolio			$3,347,647	$1,833,766

	Yield	Cost	Value
Investments in Money Market and Other Securities
First American Treasury Obligations Fund	—	$74,221	$74,221

Total		$74,221	$74,221

(1)
Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.

(2)
Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.

(3)
Public company.

(4)
Non-U.S. company or principal place of business outside the U.S.

(5)
Non-registered investment company.

(6)
Loan or debt security is on non-accrual status and therefore is considered non-income producing.

(7)
Common stock is non-voting. In addition to non-voting stock ownership, Allied Capital has an option to acquire a majority of the voting securities of the portfolio company at fair market value.

(8)
Crescent Equity Corp. holds investments in Crescent Hotels & Resorts, LLC and affiliates.

(10)
The fund is managed by Callidus Capital, a portfolio company of Allied Capital.

(11)
Represents the effective interest yield earned on the cost basis of these preferred equity investments and income notes. The yield is included in interest income in the consolidated statement of operations.

(12)
Commercial mortgage loans totaling $6.4 million at value were on non-accrual status and therefore were considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

December 31, 2009

(in thousands, except number of shares)

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Companies More Than 25% Owned
AGILE Fund I, LLC(5) (Private Equity Fund)	Equity Interests		$637	$449

	Total Investment		637	449

AllBridge Financial, LLC	Senior Loan (6.3%, Due 4/10)	$1,500	1,500	1,500
(Asset Management)	Equity Interests		40,118	15,805

	Total Investment		41,618	17,305

Avborne, Inc.	Common Stock (27,500 shares)		—	39
(Business Services)

	Total Investment		—	39

Aviation Properties Corporation	Common Stock (100 shares)		123	—
(Business Services)

	Total Investment		123	—

Border Foods, Inc.	Senior Loan (12.9%, Due 3/12)	34,126	29,064	34,126
(Consumer Products)	Preferred Stock (100,000 shares)		12,721	20,901
	Common Stock (260,467 shares)		3,847	9,663

	Total Investment		45,632	64,690

Callidus Capital Corporation	Subordinated Debt (18.0%, Due 8/13)	21,782	21,782	19,108
(Asset Management)	Common Stock (100 shares)		—	—

	Total Investment		21,782	19,108

	Guaranty ($3,189)
Ciena Capital LLC	Senior Loan (5.5%, Due 3/09)(6)	319,031	319,031	100,051
(Financial Services)	Class B Equity Interests		119,436	—
	Class C Equity Interests		109,097	—

	Total Investment		547,564	100,051

	Guaranty ($5,000—See Note 3)
CitiPostal Inc.	Senior Loan (3.7%, Due 12/13)	692	683	683
(Business Services)	Unitranche Debt (12.0%, Due 12/13)	50,801	50,633	50,633
	Subordinated Debt (16.0%, Due 12/15)	10,685	10,685	10,685
	Common Stock (37,024 shares)		12,726	1,432

	Total Investment		74,727	63,433

Coverall North America, Inc.	Unitranche Debt (12.0%, Due 7/11)	31,627	31,573	31,573
(Business Services)	Subordinated Debt (15.0%, Due 7/11)	5,563	5,555	5,555
	Common Stock (763,333 shares)		14,361	11,386

	Total Investment		51,489	48,514

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Crescent Equity Corp.(8)	Senior Loan (10.0%, Due 6/10)	$433	$433	$433
(Business Services)	Subordinated Debt (11.0%, Due 9/11–6/17)(6)	32,161	32,072	4,132
	Common Stock (174 shares)		82,818	—

	Total Investment		115,323	4,565

	Guaranty ($900)
Direct Capital Corporation	Senior Loan (8.0%, Due 1/14)(6)	8,175	8,175	8,744
(Financial Services)	Subordinated Debt (16.0%, Due 3/13)(6)	55,671	55,496	6,797
	Common Stock (2,317,020 shares)		25,732	—

	Total Investment		89,403	15,541

Financial Pacific Company	Subordinated Debt (17.4%,	68,967	68,880	34,780
(Financial Services)	Due 2/12–8/12)
	Preferred Stock (9,458 shares)		8,865	—
	Common Stock (12,711 shares)		12,783	—

	Total Investment		90,528	34,780

HCI Equity, LLC(4)(5)	Equity Interests		1,100	877
(Private Equity Fund)

	Total Investment		1,100	877

Hot Light Brands, Inc.	Senior Loan (9.0%, Due 2/11)(6)	29,257	29,257	9,116
(Real Estate)	Common Stock (93,500 shares)		5,151	—

	Total Investment		34,408	9,116

Hot Stuff Foods, LLC	Senior Loan (3.7%, Due 2/12)	44,697	44,602	44,697
(Consumer Products)	Subordinated Debt (12.3%, Due 8/12–2/13)(6)	83,692	83,387	48,240
	Common Stock (1,147,453 shares)		56,187	—

	Total Investment		184,176	92,937

Huddle House, Inc.	Subordinated Debt (15.0%, Due 12/15)	19,694	19,646	19,646
(Retail)	Common Stock (358,428 shares)		36,348	3,919

	Total Investment		55,994	23,565

IAT Equity, LLC and Affiliates
d/b/a Industrial Air Tool	Subordinated Debt (9.0%, Due 6/14)	6,000	6,000	6,000
(Industrial Products)	Equity Interests		7,500	5,485

	Total Investment		13,500	11,485

Impact Innovations Group, LLC	Equity Interests in Affiliate		—	215
(Business Services)

	Total Investment		—	215

Insight Pharmaceuticals Corporation	Subordinated Debt (15.0%, Due 9/12)	54,443	54,385	54,023
(Consumer Products)	Common Stock (155,000 shares)		40,413	9,400

	Total Investment		94,798	63,423

Jakel, Inc.	Subordinated Debt (15.5%,	748	748	—
(Industrial Products)	Due 3/08)(6)

	Total Investment		748	—

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Knightsbridge CLO 2007-1 Ltd.(4)	Class E Notes (9.3%, Due 1/22)	$18,700	$18,700	$11,360
(CLO)	Income Notes (4.4%)(7)		39,174	16,220

	Total Investment		57,874	27,580

Knightsbridge CLO 2008-1 Ltd.(4)	Class C Notes (7.8%, Due 6/18)	12,800	12,800	12,289
(CLO)	Class D Notes (8.8%, Due 6/18)	8,000	8,000	7,160
	Class E Notes (5.3%, Due 6/18)	13,200	11,291	10,091
	Income Notes (20.8%)(7)		21,893	20,637

	Total Investment		53,984	50,177

MVL Group, Inc.	Senior Loan (12.0%, Due 7/12)	25,260	25,256	25,260
(Business Services)	Subordinated Debt (14.5%, Due 7/12)	35,607	35,578	34,306
	Subordinated Debt (8.0%, Due 7/12)(6)	144	139	—
	Common Stock (560,716 shares)		555	—

	Total Investment		61,528	59,566

Penn Detroit Diesel Allison, LLC	Equity Interests		20,081	15,258
(Business Services)

	Total Investment		20,081	15,258

Service Champ, Inc.	Subordinated Debt (15.5%, Due 4/12)	27,742	27,696	27,696
(Business Services)	Common Stock (55,112 shares)		11,145	28,071

	Total Investment		38,841	55,767

Stag-Parkway, Inc.	Subordinated Debt (10.0%, Due 7/12)	19,044	19,004	19,004
(Business Services)	Common Stock (25,000 shares)		32,686	14,226

	Total Investment		51,690	33,230

Startec Equity, LLC	Equity Interests		211	65
(Telecommunications)

	Total Investment		211	65

Total companies more than 25% owned			$1,747,759	$811,736

Companies 5% to 25% Owned
10th Street, LLC	Subordinated Debt (13.0%, Due 11/14)	22,325	22,234	22,325
(Business Services)	Equity Interests		422	475
	Option		25	25

	Total Investment		22,681	22,825

Air Medical Group Holdings LLC	Senior Loan (2.8%, Due 3/11)	6,075	6,056	5,845
(Healthcare Services)	Equity Interests		2,993	19,500

	Total Investment		9,049	25,345

BB&T Capital Partners/Windsor
Mezzanine Fund, LLC(5)	Equity Interests		11,789	10,379
(Private Equity Fund)

	Total Investment		11,789	10,379

Driven Brands, Inc.	Subordinated Debt (16.6%, Due 7/15)	91,991	91,647	91,899
(Consumer Services)	Common Stock (3,772,098 shares)		9,516	3,000

	Total Investment		101,163	94,899

Multi-Ad Services, Inc.	Unitranche Debt (11.3%, Due 11/11)	2,500	2,485	2,491
(Business Services)	Equity Interests		1,737	1,418

	Total Investment		4,222	3,909

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Pendum Acquisition, Inc.	Common Stock (8,872 shares)		$—	$200
(Business Services)

	Total Investment		—	200

Postle Aluminum Company, LLC	Senior Loan (6.0%, Due 10/12)(6)	$35,000	34,876	16,054
(Industrial Products)	Subordinated Debt (3.0%, Due 10/12)(6)	23,953	23,868	—
	Equity Interests		2,174	—

	Total Investment		60,918	16,054

Regency Healthcare Group, LLC	Equity Interests		1,302	1,898
(Healthcare Services)

	Total Investment		1,302	1,898

SGT India Private Limited(4)	Common Stock (150,596 shares)		4,161	—
(Business Services)

	Total Investment		4,161	—

Soteria Imaging Services, LLC	Subordinated Debt (13.3%, Due 11/10)	4,250	4,216	4,210
(Healthcare Services)	Equity Interests		1,881	1,279

	Total Investment		6,097	5,489

Universal Environmental Services, LLC	Equity Interests		1,599	—
(Business Services)

	Total Investment		1,599	—

Total companies 5% to 25% owned			$222,981	$180,998

Companies Less Than 5% Owned
3SI Security Systems, Inc.	Subordinated Debt (16.6%,	29,548	29,473	9,542
(Consumer Products)	Due 8/13)(6)

	Total Investment		29,473	9,542

Axium Healthcare Pharmacy, Inc.	Subordinated Debt (8.0%, Due 3/15)	3,036	3,036	2,641
(Healthcare Services)

	Total Investment		3,036	2,641

BenefitMall Holdings Inc.	Subordinated Debt (18.0%, Due 6/14)	40,326	40,254	40,254
(Business Services)	Common Stock (39,274,290 shares)(3)		39,274	68,822
	Warrants(3)		—	—

	Total Investment		79,528	109,076

Bushnell, Inc.	Subordinated Debt (6.8%, Due 2/14)	41,325	40,217	30,456
(Consumer Products)

	Total Investment		40,217	30,456

Callidus Debt Partners CDO Fund I, Ltd.(4)(10)	Class C Notes (12.9%, Due 12/13)(6)	19,420	19,527	2,163
(CDO)	Class D Notes (17.0%, Due 12/13)(6)	9,400	9,454	—

	Total Investment		28,981	2,163

Callidus Debt Partners CLO Fund III, Ltd.(4)(10)	Preferred Shares (23,600,000 shares)		20,138	4,112
(CLO)

	Total Investment		20,138	4,112

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Callidus Debt Partners CLO Fund IV, Ltd.(4)(10)	Class D Notes (4.8%, Due 4/20)	$3,000	$2,206	$1,710
(CLO)	Income Notes (0.0%)(7)		14,859	5,433

	Total Investment		17,065	7,143

Callidus Debt Partners CLO Fund V, Ltd.(4)(10)	Income Notes (1.4%)(7)		13,432	5,012
(CLO)

	Total Investment		13,432	5,012

Callidus Debt Partners CLO Fund VI, Ltd.(4)(10)	Class D Notes (6.3%, Due 10/21)	9,480	7,809	4,256
(CLO)	Income Notes (0.0%)(7)		29,144	4,978

	Total Investment		36,953	9,234

Callidus Debt Partners CLO Fund VII, Ltd.(4)(10)	Income Notes (0.0%)(7)		24,824	7,148
(CLO)

	Total Investment		24,824	7,148

Callidus MAPS CLO Fund I LLC(10)	Class E Notes (5.8%, Due 12/17)	17,000	17,000	11,695
(CLO)	Income Notes (0.0%)(7)		38,509	14,119

	Total Investment		55,509	25,814

Callidus MAPS CLO Fund II, Ltd.(4)(10)	Class D Notes (4.5%, Due 7/22)	7,700	3,880	3,215
(CLO)	Income Notes (2.5%)(7)		17,824	6,310

	Total Investment		21,704	9,525

Carlisle Wide Plank Floors, Inc.	Unitranche Debt (12.0%, Due 6/11)	1,644	1,638	1,544
(Consumer Products)	Common Stock (345,056 Shares)		345	—

	Total Investment		1,983	1,544

Catterton Partners VI, L.P.(5)	Limited Partnership Interest		3,327	2,014
(Private Equity Fund)

	Total Investment		3,327	2,014

Commercial Credit Group, Inc.	Subordinated Debt (15.0%, Due 6/15)	22,000	21,970	21,970
(Financial Services)	Preferred Stock (64,679 shares)		15,543	6,005
	Warrants		—	—

	Total Investment		37,513	27,975

Community Education Centers, Inc.	Subordinated Debt (21.5%, Due 11/13)	37,357	37,307	35,869
(Education Services)

	Total Investment		37,307	35,869

Component Hardware Group, Inc.	Subordinated Debt (13.5%,	18,992	18,947	16,695
(Industrial Products)	Due 1/13)(6)

	Total Investment		18,947	16,695

Cook Inlet Alternative Risk, LLC	Unitranche Debt (13.0%, Due 4/13)	87,600	87,309	62,100
(Business Services)	Equity Interests		552	—

	Total Investment		87,861	62,100

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Cortec Group Fund IV, L.P.(5)	Limited Partnership Interest		$6,390	$3,917
(Private Equity)

	Total Investment		6,390	3,917

Digital VideoStream, LLC	Unitranche Debt (11.0%, Due 2/12)	$12,984	12,940	12,811
(Business Services)	Convertible Subordinated Debt (10.0%, Due 2/16)	5,017	5,006	5,006

	Total Investment		17,946	17,817

DirectBuy Holdings, Inc.	Subordinated Debt (16.0%, Due 5/13)	78,414	78,181	71,856
(Consumer Products)	Equity Interests		8,000	1,500

	Total Investment		86,181	73,356

Distant Lands Trading Co.	Senior Loan (8.3%, Due 11/11)	8,300	8,284	7,852
(Consumer Products)	Unitranche Debt (13.0%, Due 11/11)	43,581	43,509	43,026
	Common Stock (3,451 shares)		3,451	1,046

	Total Investment		55,244	51,924

Diversified Mercury Communications, LLC	Senior Loan (6.8%, Due 3/13)	2,668	2,657	2,391
(Business Services)

	Total Investment		2,657	2,391

Dryden XVIII Leveraged
Loan 2007 Limited(4)	Class B Notes (4.8%, Due 10/19)(6)	8,717	7,497	2,115
(CLO)	Income Notes (0.0%)(7)		23,164	2,427

	Total Investment		30,661	4,542

Dynamic India Fund IV(4)(5)	Equity Interests		9,350	8,224
(Private Equity Fund)

	Total Investment		9,350	8,224

EarthColor, Inc.	Subordinated Debt (15.0%,	123,819	123,385	—
(Business Services)	Due 11/13)(6)
	Common Stock (63,438 shares)(3)		63,438	—
	Warrants(3)		—	—

	Total Investment		186,823	—

eCentury Capital Partners, L.P.(5)	Limited Partnership Interest		7,274	—
(Private Equity Fund)

	Total Investment		7,274	—

eInstruction Corporation	Subordinated Debt (12.2%,	36,849	36,737	34,174
(Education Services)	Due 7/14–1/15)
	Common Stock (2,406 shares)		2,500	1,050

	Total Investment		39,237	35,224

Fidus Mezzanine Capital, L.P.(5)	Limited Partnership Interest		14,720	9,921
(Private Equity Fund)

	Total Investment		14,720	9,921

Geotrace Technologies, Inc.	Warrants		2,027	2,075
(Energy Services)

	Total Investment		2,027	2,075

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Gilchrist & Soames, Inc.	Subordinated Debt (13.4%, Due 10/13)	$24,421	$24,310	$23,181
(Consumer Products)

	Total Investment		24,310	23,181

Havco Wood Products LLC	Equity Interests		910	—
(Industrial Products)

	Total Investment		910	—

The Homax Group, Inc.	Senior Loan (8.0%, Due 10/12)	697	653	648
(Consumer Products)	Subordinated Debt (14.5%, Due 4/14)	14,159	13,649	9,804
	Preferred Stock (76 shares)		76	—
	Common Stock (24 shares)		5	—
	Warrants		954	—

	Total Investment		15,337	10,452

Ideal Snacks Corporation	Senior Loan (8.5%, Due 6/11)	967	967	958
(Consumer Products)

	Total Investment		967	958

Kodiak Fund LP(5)	Equity Interests		9,323	1,917
(Private Equity Fund)

	Total Investment		9,323	1,917

Market Track Holdings, LLC	Senior Loan (8.0%, Due 6/14)	2,500	2,450	2,412
(Business Services)	Subordinated Debt (15.9%, Due 6/14)	24,600	24,509	23,680

	Total Investment		26,959	26,092

NetShape Technologies, Inc.	Senior Loan (4.0%, Due 2/13)	972	972	335
(Industrial Products)

	Total Investment		972	335

Network Hardware Resale, Inc.	Unitranche Debt (12.0%, Due 12/11)	16,042	16,088	16,031
(Business Services)	Convertible Subordinated Debt (9.8%, Due 12/15)	15,953	15,998	15,998

	Total Investment		32,086	32,029

Novak Biddle Venture Partners III, L.P.(5)	Limited Partnership Interest		2,018	1,070
(Private Equity Fund)

	Total Investment		2,018	1,070

Pangaea CLO 2007-1 Ltd.(4)	Class D Notes (5.0%, Due 1/21)	15,000	12,119	6,651
(CLO)

	Total Investment		12,119	6,651

PC Helps Support, LLC	Senior Loan (4.3%, Due 12/13)	8,181	8,092	7,756
(Business Services)	Subordinated Debt (12.8%, Due 12/13)	26,734	26,633	26,490

	Total Investment		34,725	34,246

Performant Financial Corporation	Common Stock (478,816 shares)		734	1,400
(Business Services)

	Total Investment		734	1,400

Promo Works, LLC	Unitranche Debt (16.0%, Due 12/12)	19,964	19,859	12,557
(Business Services)

	Total Investment		19,859	12,557

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Reed Group, Ltd.	Senior Loan (6.0%, Due 12/13)	$12,033	$11,903	$10,186
(Healthcare Services)	Subordinated Debt (15.8%, Due 12/13)	19,259	19,199	15,260
	Equity Interests		1,800	28

	Total Investment		32,902	25,474

S.B. Restaurant Company	Unitranche Debt (11.8%, Due 4/11)	38,327	38,207	32,693
(Retail)	Preferred Stock (46,690 shares)		117	—
	Warrants		534	—

	Total Investment		38,858	32,693

SPP Mezzanine Funding II, L.P.(5)	Limited Partnership Interest		7,476	7,145
(Private Equity Fund)

	Total Investment		7,476	7,145

STS Operating, Inc.	Subordinated Debt (11.0%, Due 1/13)	30,386	30,318	28,695
(Industrial Products)

	Total Investment		30,318	28,695

Summit Energy Services, Inc.	Common Stock (415,982 shares)		1,861	2,200
(Business Services)

	Total Investment		1,861	2,200

Tappan Wire & Cable Inc.	Unitranche Debt (15.0%, Due 8/14)(6)	22,346	22,248	5,331
(Industrial Products)	Common Stock (12,940 shares)(3)		2,043	—
	Warrant(3)		—	—

	Total Investment		24,291	5,331

The Step2 Company, LLC	Unitranche Debt (11.0%, Due 4/12)	94,122	93,937	89,614
(Consumer Products)	Equity Interests		2,156	705

	Total Investment		96,093	90,319

Tradesmen International, Inc.	Subordinated Debt (15.0%, Due 12/12)(6)	40,000	39,793	11,532
(Business Services)

	Total Investment		39,793	11,532

Trover Solutions, Inc.	Subordinated Debt (12.0%, Due 11/12)	53,827	53,674	51,270
(Business Services)

	Total Investment		53,674	51,270

United Road Towing, Inc.	Subordinated Debt (11.8%, Due 1/14)	19,060	18,993	18,367
(Consumer Services)

	Total Investment		18,993	18,367

Venturehouse-Cibernet Investors, LLC	Equity Interest		—	—
(Business Services)

	Total Investment		—	—

Webster Capital II, L.P.(5)	Limited Partnership Interest		1,742	1,235
(Private Equity Fund)

	Total Investment		1,742	1,235

Woodstream Corporation	Subordinated Debt (12.0%, Due 2/15)	90,000	89,693	77,400
(Consumer Products)	Common Stock (6,960 shares)		6,961	2,700

	Total Investment		96,654	80,100

Private Finance Portfolio Company	Investment(1)(2)	Principal	Cost	Value
Other companies	Other debt investments	$37	$(130)	$(134)
	Other equity investments		41	8

	Total Investment		(89)	(126)

	Total companies less than 5% owned		$1,639,193	$1,082,577

Total private finance (100 portfolio investments)			$3,609,933	$2,075,311

Commercial Real Estate Finance
(in thousands, except number of loans)

			December 31, 2009
	Stated Interest Rate Ranges	Number of Loans
			Cost	Value
Commercial Mortgage Loans
	Up to 6.99%	3	$29,660	$28,372
	7.00% - 8.99%	2	1,845	1,819
	9.00% - 10.99%	1	6,480	3,281
	15.00% and above	2	3,970	1,943

Total commercial mortgage loans(9)			$41,955	$35,415

Real Estate Owned			$5,962	$6,405

Equity Interests(2)—Companies more than 25% owned			$27,263	$13,987

Total commercial real estate finance			$75,180	$55,807

Total portfolio			$3,685,113	$2,131,118

	Yield	Cost	Value
Investments in Money Market and Other Securities
First American Treasury Obligations Fund	—	$381,020	$381,020

Total		$381,020	$381,020

(1)
Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.

(2)
Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.

(3)
Common stock is non-voting. In addition to non-voting stock ownership, Allied Capital has an option to acquire a majority of the voting securities of the portfolio company at fair market value.

(4)
Non-U.S. company or principal place of business outside the U.S.

(5)
Non-registered investment company.

(6)
Loan or debt security is on non-accrual status and therefore is considered non-income producing.

(7)
Represents the effective interest yield earned on the cost basis of these preferred equity investments and income notes. The yield is included in interest income in the consolidated statement of operations.

(8)
Crescent Equity Corp. holds investments in Crescent Hotels & Resorts, LLC and affiliates.

(9)
Commercial mortgage loans totaling $6.1 million at value were on non-accrual status and therefore were considered non-income producing.

(10)
The fund is managed by Callidus Capital, a portfolio company of Allied Capital.

The accompanying notes are an integral part of these consolidated financial statements.

Note 1. Organization

              Allied Capital Corporation ("Allied Capital"), a Maryland corporation, is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act"). Allied Capital has a real estate investment trust subsidiary, Allied Capital REIT, Inc. ("Allied REIT"), and several subsidiaries that are single member limited liability companies established for specific purposes including holding real estate properties. Allied Capital also has a subsidiary, A.C. Corporation ("AC Corp") that generally provides diligence and structuring services, as well as transaction, management, consulting, and other services, including underwriting and arranging senior loans, to Allied Capital, its portfolio companies and its managed funds.

              Allied Capital and its subsidiaries, collectively, are referred to as the "Company." The Company consolidates the results of its subsidiaries for financial reporting purposes.

              Pursuant to Accounting Standards Codification ("ASC") Topic 810 "Consolidations," the financial results of Allied Capital's portfolio investments are not consolidated in Allied Capital's financial statements. Portfolio investments are held for purposes of deriving investment income and future capital gains.

              The investment objective of Allied Capital is to achieve current income and capital gains. In order to achieve this objective, Allied Capital has primarily invested in debt and equity securities of private companies in a variety of industries.

              On October 26, 2009, Allied Capital entered into a definitive agreement to be acquired by Ares Capital Corporation ("Ares Capital") in an all stock transaction upon the consummation of which each existing share of common stock of Allied Capital was exchanged for 0.325 shares of Ares Capital common stock (the "Acquisition by Ares Capital"). The Acquisition by Ares Capital was consummated on April 1, 2010 in a transaction valued at approximately $908 million as of the closing date. In connection with the closing of the Acquisition by Ares Capital on April 1, 2010, Allied Capital incurred costs of approximately $54.4 million, which are not included in the Statement of Operations for the three months ended March 31, 2010. See Note 13—Subsequent Events.

Note 2. Summary of Significant Accounting Policies

              The fair value of the portfolio investments as of December 31, 2009, was determined by the board of directors of Allied Capital using the valuation policies and procedures described in Allied Capital's financial statements included in Allied Capital's Annual Report on Form 10-K for the year ended December 31, 2009, filed with the Securities and Exchange Commission ("SEC") on February 26, 2010.

              As discussed above and in Note 13—Subsequent Events, the Acquisition by Ares Capital was consummated on April 1, 2010. In connection therewith, Allied Capital was merged out of existence and, consequently, there was no board of directors of Allied Capital after April 1, 2010, to determine fair value as of March 31, 2010.

              Subsequent to the Acquisition by Ares Capital, the board of directors of Ares Capital determined the fair value, as of April 1, 2010, of the portfolio investments acquired in the Acquisition by Ares Capital using the valuation policies and procedures described in Ares Capital's financial statements included in Ares Capital's Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC on February 25, 2010. These determinations of fair value as of April 1, 2010, were used for purposes of determining the fair value of the Allied Capital portfolio investments as of March 31, 2010.

              Allied Capital, as a BDC, has invested in illiquid securities including debt and equity securities of portfolio companies, CLO bonds and preferred shares/income notes, CDO bonds and investment funds. Allied Capital's investments may be subject to certain restrictions on resale and generally have no established trading market. The valuation of these investments considers the fact that no ready market exists for substantially all of the securities in the portfolio and that fair value for the investments must typically be determined using unobservable inputs. Because of the inherent uncertainty of valuation, the values determined by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the values determined at the measurement date. Also, if forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments.

              The consolidated financial statements include the accounts of Allied Capital and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2009 balances to conform with the 2010 financial statement presentation.

              The accompanying unaudited consolidated financial statements of Allied Capital have been prepared in accordance with GAAP (as herein defined) for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete consolidated financial statements. The unaudited consolidated financial results of Allied Capital included herein contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position of Allied Capital as of March 31, 2010, the results of operations for the three months ended March 31, 2010 and 2009, and changes in net assets and cash flows for the three months ended March 31, 2010 and 2009. The results of operations for the three months ended March 31, 2010, are not necessarily indicative of the operating results to be expected for the full year.

              In June 2009, the Financial Accounting Standards Board ("FASB") issued SFAS No. 168, "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles," which was primarily codified into ASC Topic 105, "Generally Accepted Accounting Standards." This standard is the single source of authoritative non-governmental U.S. generally accepted accounting principles ("GAAP"), superseding existing FASB, American Institute of Certified Public Accountants ("AICPA"), Emerging Issues Task Force ("EITF"), and related accounting literature. Also included is relevant SEC guidance organized using the same topical structure in separate sections. This guidance is effective for financial statements issued for reporting periods that end after September 15, 2009. This guidance impacts the consolidated financial statements and related disclosures as all references to authoritative literature reflect the newly adopted codification.

              The private finance portfolio and the interest and related portfolio income and net realized gains (losses) on the private finance portfolio are presented in three categories: companies more than 25% owned, which represent portfolio companies where Allied Capital directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company or where Allied Capital controls the portfolio company's board of directors and, therefore, are deemed controlled by Allied Capital under the 1940 Act; companies owned 5% to 25%, which represent portfolio companies where Allied Capital directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where Allied Capital holds one or more seats on the portfolio company's board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned, which represent portfolio companies where Allied Capital directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where Allied Capital has no other affiliations with such portfolio company. The interest and related portfolio income and net realized gains (losses) from the commercial real estate finance portfolio and other sources, including investments in money market and other securities, are included in the companies less than 5% owned category on the consolidated statement of operations.

              In the ordinary course of business, Allied Capital enters into transactions with portfolio companies that may be considered related party transactions.

    Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

              Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. Net change in unrealized appreciation or depreciation also reflects depreciation on accrued interest and dividends receivable and other assets where collection is doubtful.

    Interest and Dividend Income

              Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, Payment-in-kind interest is not accrued if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. In general, interest is not accrued on loans and debt securities if there is doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. Interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by Allied Capital depending on such company's capital requirements.

              When nominal cost warrants or free equity securities ("nominal cost equity") were received, the cost basis in the investment was allocated between the debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity was recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities. Loan origination fees, original issue discount, and market discount were capitalized and then amortized into interest income using a method that approximated the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees were recorded as interest income and any unamortized original issue discount or market discount was recorded as a realized gain.

              The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

              Allied Capital recognizes interest income on the CLO preferred shares/income notes using the effective interest method, based on the anticipated yield that is determined using the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses, ratings or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the preferred shares/income notes from the date the estimated yield was changed. CLO and CDO bonds have stated interest rates. The weighted average yield on the CLO/CDO Assets is calculated as the (a) annual stated interest or the effective interest yield on the accruing bonds or the effective yield on the preferred shares/income notes, divided by (b) CLO/CDO Assets at value. The weighted average yields are computed as of the balance sheet date.

              Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are expected to be collected and to the extent that Allied Capital has the option to receive the dividend in cash. Dividend income on common equity securities is recorded on the record date for private companies or on the ex-dividend date for publicly traded companies.

    Fee Income

              Fee income includes fees for loan prepayment premiums, guarantees, commitments and services rendered by Allied Capital to portfolio companies and other third parties such as diligence, structuring, transaction services, management and consulting services, and other services. Loan prepayment premiums are recognized at the time of prepayment. Guaranty and commitment fees are generally recognized as income over the related period of the guaranty or commitment, respectively. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management, consulting and other services fees, including fund management fees, are generally recognized as income as the services are rendered. Fees were not accrued if there was doubt about collection of those fees.

    Cash and Cash Equivalents

              Cash and cash equivalents represents unrestricted cash and highly liquid securities with original maturities of 90 days or less.

    Guarantees

              Guarantees meeting the characteristics described in ASC Topic 460, "Guarantees," and issued or modified after December 31, 2002, are recognized at fair value at inception. Guarantees made on behalf of portfolio companies are considered in determining the fair value of Allied Capital's investments. See Note 5—Guarantees and Commitments.

    Financing Costs

              Debt financing costs are based on actual costs incurred in obtaining debt financing and generally are deferred and amortized as part of interest expense over the term of the related debt instrument using a method that approximates the effective interest method. Costs associated with the issuance of common stock are recorded as a reduction to the proceeds from the sale of common stock. Financing costs generally include underwriting, accounting and legal fees, and printing costs.

    Dividends to Shareholders

              Dividends to shareholders are recorded on the ex-dividend date.

    Stock Compensation Plans

              As of March 31, 2010, Allied Capital had a stock-based employee compensation plan. See Note 8. Effective January 1, 2006, Allied Capital adopted the provisions of FASB Statement No. 123 (Revised 2004), Share-Based Payment ("SFAS 123R"), which was primarily codified into ASC Topic 718, "Compensation—Stock Compensation". These standards were adopted using the modified prospective method of application, which required Allied Capital to recognize compensation costs on a prospective basis beginning January 1, 2006. Accordingly, Allied Capital did not restate prior year financial statements. Under this method, the unamortized cost of previously awarded options that were unvested as of January 1, 2006, is recognized over the remaining service period in the statement of operations beginning in 2006, using the fair value amounts determined for pro forma disclosure under these standards. With respect to options granted on or after January 1, 2006, compensation cost based on estimated grant date fair value is recognized over the related service period in the statement of operations.

              The stock option expense for the three months ended March 31, 2010 and 2009, was as follows:

	For the Three Months Ended March 31,
($ in millions, except per share amounts)	2010	2009
Employee Stock Option Expense:
Previously awarded, unvested options as of January 1, 2006	$—	$—
Options granted on or after January 1, 2006	1.0	0.8

Total employee stock option expense	$1.0	$0.8

Per basic share	$0.00	$0.00
Per diluted share	$0.00	$0.00

              In addition to the above stock option expense for the three months ended March 31, 2010, in connection with the closing of the Acquisition by Ares Capital, all outstanding unvested options became vested on April 1, 2010 (the acquisition date) in accordance with Allied Capital's stock option plan. Allied Capital had stock option expense related to the vesting of stock options upon the closing of $6.8 million on April 1, 2010, which is not included in the Statement of Operations for the three months ended March 31, 2010. See Note 13—Subsequent events.

              Options Granted.    The stock option expense shown in the table above was based on the underlying value of the options granted by Allied Capital. The fair value of each option grant was estimated on the date of grant using the Black-Scholes option pricing model and expensed over the vesting period. There were no options granted during the three months ended March 31, 2010. The following weighted average assumptions were used to calculate the fair value of options granted during the three months ended March 31, 2009:

For the Three Months Ended March 31,
2009
Expected term (in years)	3.0
Risk-free interest rate	1.3%
Expected volatility	103.8%
Dividend yield	34.4%
Weighted average fair value per option	$0.12

              The expected term of the options granted represents the period of time that such options are expected to be outstanding. To determine the expected term of the options, Allied Capital used historical and other data to estimate option exercise time frames, including considering employee terminations. The risk free rate was based on the U.S. Treasury bond yield curve at the date of grant consistent with the expected term. Expected volatilities were determined based on the historical volatility of Allied Capital's common stock over a historical time period consistent with the expected term. The dividend yield was determined based on an estimate of Allied Capital's future dividends over the expected term, relative to the option price. To determine the stock options expense for options granted, the calculated fair value of the options granted was applied to the options granted, net of assumed future option forfeitures.

    Federal and State Income Taxes and Excise Tax

              Allied Capital has complied with the requirements of the Code that are applicable to regulated investment companies ("RIC") and real estate investment trusts ("REIT"). Allied Capital and any subsidiaries that qualify as a RIC or a REIT intend to distribute or retain through a deemed distribution all of their annual taxable income to shareholders; therefore, Allied Capital has made no provision for income taxes exclusive of excise taxes for these entities.

              Income taxes for AC Corp are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

    Per Share Information

              Basic earnings per common share is calculated using the weighted average number of common shares outstanding for the period presented. Diluted earnings per common share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares, if any.

    Use of Estimates in the Preparation of Financial Statements

              The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

              The consolidated financial statements include portfolio investments at value of $1.8 billion and $2.1 billion at March 31, 2010, and December 31, 2009, respectively. At December 31, 2009, 80% of Allied Capital's total assets represented portfolio investments whose fair values were determined by the Board of Directors of Allied Capital in good faith in the absence of readily available market values. At March 31, 2010, 88% of Allied Capital's total assets represented portfolio investments whose fair values were based upon the fair values determined by the Board of Directors of Ares Capital as of April 1, 2010 (the effective date of the Acquisition by Ares Capital), after the effective date of the merger, in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, these determined values may differ significantly from the values that would have been used had readily available market values existed for the investments, and the differences could be material.

Note 3. Portfolio

    Private Finance

              At March 31, 2010, and December 31, 2009, the private finance portfolio consisted of the following:

	2010			2009
($ in millions)	Cost	Value	Yield(1)	Cost	Value	Yield(1)
Loans and debt securities:
Senior loans	$536.8	$269.7	5.7%	$534.7	$278.9	4.9%
Unitranche debt(2)	417.4	345.2	11.2%	420.5	360.4	12.9%
Subordinated debt(3)	1,132.1	827.3	12.0%	1,504.6	1,051.3	13.4%

Total loans and debt securities(4)	2,086.3	1,442.2	10.6%	2,459.8	1,690.6	11.9%
Equity securities:
Preferred shares/income notes of CLOs(5)	177.5	79.8	8.4%	242.9	86.4	8.0%
Other equity securities	1,007.9	270.8		907.2	298.3

Total equity securities	1,185.4	350.6		1,150.1	384.7

Total	$3,271.7	$1,792.8		$3,609.9	$2,075.3

(1)
The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. At March 31, 2010 and December 31, 2009, senior loans included the senior secured loan to Ciena totaling $319.0 million and $319.0 million at cost, respectively, and $79.0 million and $100.1 million at value, respectively, which was placed on non-accrual status on the purchase date.

The weighted average yield on the preferred shares/income notes of CLOs is calculated as the (a) effective interest yield on the preferred shares/income notes of CLOs, divided by (b) total preferred shares/income notes of CLOs at value. The weighted average yields are computed as of the balance sheet date. The effective interest yield on the CLO assets represents the yield used for recording interest income. The market yield used in the valuation of the CLO assets may be different than the interest yields.

(2)
Unitranche debt is an investment that combines both senior and subordinated financing, generally in a first lien position.

(3)
Subordinated debt includes bonds in CLOs and in a CDO.

(4)
The total principal balance outstanding on loans and debt securities was $2,106.0 million and $2,484.1 million at March 31, 2010 and December 31, 2009, respectively. The difference between principal and cost is represented by unamortized loan origination fees and costs, original issue discounts, and market discounts totaling $19.7 million and $24.3 million at March 31, 2010, and December 31, 2009, respectively.

(5)
Investments in the preferred shares/income notes of CLOs earn a current return that is included in interest income in the accompanying consolidated statement of operations.

              Allied Capital's private finance investment activity principally involves providing financing through privately negotiated long-term debt and equity investments. Allied Capital's private finance debt and equity investments generally are issued by private companies and generally are illiquid and may be subject to certain restrictions on resale.

              Allied Capital's private finance debt investments are generally structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company's equity at a pre-determined strike price, which is generally a nominal price for warrants or options in a private company. The annual stated interest rate is only one factor in pricing the investment relative to Allied Capital's rights and priority in the portfolio company's capital structure, and will vary depending on many factors, including if Allied Capital has received nominal cost equity or other components of investment return, such as loan origination fees or market discount. The stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity.

              At March 31, 2010 and December 31, 2009, 80% of the private finance loans and debt securities had a fixed rate of interest and 20% had a floating rate of interest. Senior loans may carry a fixed rate of interest or a floating rate of interest, usually set as a spread over prime or LIBOR, and may require payments of both principal and interest throughout the life of the loan. Senior loans generally have contractual maturities of three to six years and interest is generally paid to Allied Capital monthly or quarterly. Unitranche debt generally carries a fixed rate of interest and generally requires payments of both principal and interest throughout the life of the loan. Unitranche debt generally has contractual maturities of five to six years and interest generally is paid to Allied Capital quarterly. Subordinated debt generally carries a fixed rate of interest generally with contractual maturities of five to ten years and generally has interest-only payments in the early years and payments of both principal and interest in the later years, although maturities and principal amortization schedules may vary. Interest on subordinated debt generally is paid to Allied Capital quarterly.

              Equity securities primarily consist of securities issued by private companies and may be subject to certain restrictions on their resale and are generally illiquid. Allied Capital may make equity investments for minority stakes in portfolio companies or may receive equity features, such as nominal cost warrants. Allied Capital also may invest in the equity (preferred and/or voting or non-voting common) of a portfolio company where Allied Capital's equity ownership may represent a significant portion of the equity, but may or may not represent a controlling interest. If Allied Capital invests in non-voting equity in a buyout investment, Allied Capital generally has the option to acquire a controlling stake in the voting securities of the portfolio company at fair market value. Allied Capital may incur costs associated with making buyout investments that will be included in the cost basis of Allied Capital's equity investment. These include costs such as legal, accounting and other professional fees associated with diligence, referral and investment banking fees, and other costs. Equity securities generally do not produce a current return, but are held with the potential for investment appreciation and ultimate gain on sale.

              Ciena Capital LLC.    Ciena Capital LLC (f/k/a Business Loan Express, LLC) ("Ciena") has provided loans to commercial real estate owners and operators. Ciena has been a participant in the Small Business Administration's 7(a) Guaranteed Loan Program and its wholly-owned subsidiary is licensed by the SBA as a Small Business Lending Company ("SBLC"). Ciena remains subject to SBA rules and regulations. Ciena is headquartered in New York, NY.

              On September 30, 2008, Ciena voluntarily filed for bankruptcy protection under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court"). Ciena continues to operate its servicing business and manage its assets as a "debtor-in-possession" under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Court.

              As a result of Ciena's decision to file for bankruptcy protection, Allied Capital's unconditional guaranty of the obligations outstanding under Ciena's revolving credit facility became due and Allied Capital, in lieu of paying under its guaranty, purchased the positions of the senior lenders under Ciena's revolving credit facility. As of March 31, 2010, the senior secured loan to Ciena had a cost basis of $319.0 million and a value of $79.0 million. Allied Capital continues to guarantee the remaining principal balance of $5 million, plus related interest, fees and expenses payable to a third party bank. In connection with Allied Capital's continuing guaranty of the amounts held by this bank, Allied Capital has agreed that the amounts owing to the bank under the Ciena revolving credit facility will be paid before any of the secured obligations of Ciena now owed to Allied Capital.

              At March 31, 2010 and December 31, 2009, Allied Capital's investment in Ciena was as follows:

	March 31, 2010		December 31, 2009
($ in millions)	Cost	Value	Cost	Value
Senior Loan	$319.0	$79.0	$319.0	$100.1
Class B Equity Interests(1)	119.5	—	119.5	—
Class C Equity Interests(1)	109.1	—	109.1	—

Total(2)	$547.6	$79.0	$547.6	$100.1

(1)
At March 31, 2010 and December 31, 2009, Allied Capital held 100% of the Class B equity interests and 94.9% of the Class C equity interests.

(2)
In addition to Allied Capital's investment in Ciena included in the portfolio, Allied Capital has amounts receivable from or related to Ciena that are included in other assets in the accompanying consolidated financial statements. See below.

              During the year ended December 31, 2009, Allied Capital funded $97.4 million to support Ciena's term securitizations in lieu of draws under related standby letters of credit. This was required primarily as a result of the issuer of the letters of credit not extending maturing standby letters of credit due to events of default under Allied Capital's former revolving line of credit. The amounts funded were recorded as other assets in the accompanying consolidated balance sheet. Other assets includes amounts receivable from or related to Ciena totaling $112.7 million at cost and $1.9 million at value at both March 31, 2010 and December 31, 2009. Net change in unrealized appreciation or depreciation included a net decrease in Allied Capital's investment in and receivables from Ciena of $21.1 million for the three months ended March 31, 2010. Net change in unrealized appreciation or depreciation included a net decrease in Allied Capital's investment in and receivables from Ciena of $44.1 million for the three months ended March 31, 2009.

              Allied Capital's investment in Ciena was on non-accrual status, therefore Allied Capital did not earn any interest and related portfolio income from its investment in Ciena for each of the three months ended March 31, 2010 and 2009.

              At March 31, 2010, Ciena had one non-recourse securitization SBA loan warehouse facility, which has reached its maturity date but remains outstanding. Ciena is working with the providers of the SBA loan warehouse facility with regard to the repayment of that facility. Allied Capital has issued a performance guaranty whereby Allied Capital agreed to indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena's failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse facility. As of March 31, 2010, there were no known issues or claims with respect to this performance guaranty.

              The Office of the Inspector General of the SBA (OIG) and the United States Secret Service have been conducting ongoing investigations of allegedly fraudulently obtained SBA-guaranteed loans issued by Ciena. Ciena also is subject to other SBA and OIG audits, investigations, and reviews. In addition, the Office of the Inspector General of the U.S. Department of Agriculture is conducting an investigation of Ciena's lending practices under the Business and Industry Loan (B&I) program. The OIG and the U.S. Department of Justice are also conducting a civil investigation of Ciena's lending practices in various jurisdictions. Allied Capital is unable to predict the outcome of these inquiries, and it is possible that third parties could try to seek to impose liability against Allied Capital in connection with certain defaulted loans in Ciena's portfolio. Certain of these investigations, audits and reviews are ongoing. For information concerning recent developments in respect of these investigations, see Note 13—Subsequent Events.

              These investigations, audits, reviews, and litigation have had and may continue to have a material adverse impact on Ciena. Ciena's voluntary filing for bankruptcy protection, the letters of credit and the funding thereof, current regulatory issues, ongoing investigations, and litigation have been considered in performing the valuation of Ciena at March 31, 2010 and December 31, 2009.

              Collateralized Loan Obligations ("CLOs") and Collateralized Debt Obligations ("CDOs").    At March 31, 2010, and December 31, 2009, Allied Capital owned bonds and preferred shares/income notes in CLOs and bonds in a CDO as follows:

	2010			2009
($ in millions)	Cost	Value	Yield(1)	Cost	Value	Yield(1)
Bonds(2):
Callidus Debt Partners CDO Fund I, Ltd.	$29.0	$1.5	—%	$29.0	$2.2	—%
Callidus Debt Partners CLO Fund IV, Ltd.	2.3	1.7	13.8%	2.2	1.7	20.2%
Callidus Debt Partners CLO Fund VI, Ltd.	8.0	4.5	18.5%	7.8	4.3	19.2%
Callidus MAPS CLO Fund I LLC	17.0	11.3	8.7%	17.0	11.7	8.4%
Callidus MAPS CLO Fund II LLC	4.0	3.2	20.0%	3.9	3.2	24.1%
Dryden XVIII Leveraged Loan 2007 Limited	7.5	3.6	19.2%	7.5	2.1	—%
Knightsbridge CLO 2007-1 Ltd.(3)	—	—	—%	18.7	11.4	15.3%
Knightsbridge CLO 2008-1 Ltd.(3)	—	—	—%	32.1	29.5	11.2%
Pangaea CLO 2007-1 Ltd.	12.2	8.7	11.4%	12.1	6.6	17.7%

Total bonds	80.0	34.5	12.7%	130.3	72.7	12.5%
Preferred Shares/Income Notes:
Callidus Debt Partners CLO Fund III, Ltd.	20.1	5.6	—%	20.1	4.1	—%
Callidus Debt Partners CLO Fund IV, Ltd.	14.7	7.9	3.2%	14.9	5.4	—%
Callidus Debt Partners CLO Fund V, Ltd.	12.7	8.8	16.0%	13.4	5.0	3.8%
Callidus Debt Partners CLO Fund VI, Ltd.	29.1	9.3	13.6%	29.1	5.0	—%
Callidus Debt Partners CLO Fund VII, Ltd.	24.4	11.0	—%	24.8	7.2	—%
Callidus MAPS CLO Fund I LLC	36.4	15.2	—%	38.5	14.1	—%
Callidus MAPS CLO Fund II, Ltd.	16.9	9.1	15.5%	17.8	6.3	7.1%
Dryden XVIII Leveraged Loan 2007 Limited	23.2	12.9	18.3%	23.2	2.4	—%
Knightsbridge CLO 2007-1 Ltd.(3)	—	—	—%	39.2	16.2	10.6%
Knightsbridge CLO 2008-1 Ltd.(3)	—	—	—%	21.9	20.7	22.1%

Total preferred shares/income notes	177.5	79.8	8.4%	242.9	86.4	8.0%

Total	$257.5	$114.3		$373.2	$159.1

(1)
The weighted average yield is calculated as the (a) annual stated interest or the effective interest yield on the accruing bonds or the effective interest yield on the preferred shares/income notes,

  divided by (b) CLO and CDO assets at value. The yield on these debt and equity securities is included in interest income in the accompanying consolidated statement of operations. The market yield used in the valuation of the CLO and CDO assets may be different than the interest yields shown above.

(2)
These securities are included in private finance subordinated debt.

(3)
These funds were managed by Allied Capital through a wholly-owned subsidiary at December 31, 2009.

              The initial yields on the cost basis of the CLO preferred shares and income notes are based on the estimated future cash flows expected to be paid to these CLO classes from the underlying collateral assets. As each CLO preferred share or income note ages, the estimated future cash flows are updated based on the estimated performance of the underlying collateral assets, and the respective yield on the cost basis is adjusted as necessary. As future cash flows are subject to uncertainties and contingencies that are difficult to predict and are subject to future events that may alter current assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.

              The bonds, preferred shares and income notes of the CLOs and CDO in which Allied Capital has invested are junior in priority for payment of interest and principal to the more senior notes issued by the CLOs and CDO. Cash flow from the underlying collateral assets in the CLOs and CDO is generally allocated first to the senior bonds in order of priority. Any remaining cash flow is then generally distributed to the preferred shareholders and income note holders. To the extent there are ratings downgrades, defaults and unrecoverable losses on the underlying collateral assets that result in reduced cash flows, the preferred shares/income notes will bear this loss first and then the subordinated bonds would bear any loss after the preferred shares/income notes.

              Loans and Debt Securities on Non-Accrual Status.    At March 31, 2010, and December 31, 2009, private finance loans and debt securities at value not accruing interest were as follows:

($ in millions)	2010	2009
Loans and debt securities
Companies more than 25% owned	$146.7	$177.1
Companies 5% to 25% owned	27.5	16.0
Companies less than 5% owned	155.9	47.4

Total	$330.1	$240.5

              Industry and Geographic Compositions.    The industry and geographic compositions of the private finance portfolio at value at March 31, 2010, and December 31, 2009 were as follows:

	2010	2009
Industry
Business services	35%	32%
Consumer products	27	29
Financial services	8	9
CLO/CDO(1)	6	8
Industrial products	5	4
Consumer services	4	5
Education services	4	3
Healthcare services	3	3
Retail	3	3
Other	5	4

Total	100%	100%

Geographic Region(2)
Midwest	35%	32%
Mid-Atlantic	32	37
Southeast	17	17
West	15	13
Northeast	1	1

Total	100%	100%

(1)
These funds primarily invest in senior corporate loans.

(2)
The geographic region for the private finance portfolio depicts the location of the headquarters for Allied Capital's portfolio companies. The portfolio companies may have a number of other locations in other geographic regions.

    Commercial Real Estate Finance

              At March 31, 2010, and December 31, 2009, the commercial real estate finance portfolio consisted of the following:

	2010			2009
($ in millions)	Cost	Value	Yield(1)	Cost	Value	Yield(1)
Commercial mortgage loans	$42.9	$31.1	3.6%	$42.0	$35.4	5.1%
Real estate owned	5.9	3.5		5.9	6.4
Equity interests	27.1	6.3		27.3	14.0

Total	$75.9	$40.9		$75.2	$55.8

(1)
The weighted average yield on the commercial mortgage loans is computed as the (a) annual stated interest on accruing loans plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.

              Commercial Mortgage Loans and Equity Interests.    The commercial mortgage loan portfolio contains loans that were originated by Allied Capital or were purchased from third-party sellers. At

March 31, 2010, and December 31, 2009, approximately 85% and 55% of Allied Capital's commercial mortgage loan portfolio was composed of fixed interest rate loans, respectively, and 15% and 45% of Allied Capital's commercial loan portfolio was composed of adjustable interest rate loans, respectively. At March 31, 2010, and December 31, 2009, loans with a value of $6.4 million and $6.1 million, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.

              Equity interests primarily consist of equity securities issued by privately owned companies that invest in single real estate properties. These equity interests may be subject to certain restrictions on their resale and are generally illiquid. Equity interests generally do not produce a current return, but are generally held in anticipation of potential investment appreciation and ultimate realized gain on sale.

              The property types and the geographic composition securing the commercial real estate finance portfolio at value at March 31, 2010, and December 31, 2009, were as follows:

	2010	2009
Property Type
Hospitality	68%	60%
Recreation	25	32
Business Services	5	2
Office	2	6

Total	100%	100%

Geographic Region
West	43%	33%
Southeast	33	41
Midwest	15	14
Northeast	9	12
Mid-Atlantic	—	—

Total	100%	100%

    Fair Value Measurements

              ASC Topic 820, "Financial Instruments," which codified FASB Statement No. 157, "Fair Value Measurements," establishes a fair value hierarchy that encourages the use of observable inputs, but allows for unobservable inputs when observable inputs do not exist. Inputs are classified into one of three categories:

  •
  Level 1—Quoted prices (unadjusted) in active markets for identical assets

  •
  Level 2—Inputs other than quoted prices that are observable to the market participant for the asset or quoted prices in a market that is not active

  •
  Level 3—Unobservable inputs

              When there are multiple inputs for determining the fair value of an investment, Allied Capital classifies the investment in total based on the lowest level input that is significant to the fair value measurement.

              At March 31, 2010, Allied Capital has $74.2 million in investments in money market and other securities, which were determined to be Level 1 assets but are not included in Allied Capital's investment portfolio. Portfolio assets measured at fair value on a recurring basis by level within the fair value hierarchy at March 31, 2010, were as follows:

($ in millions)	Fair Value Measurement as of March 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets at Fair Value:
Portfolio
Private finance:
Loans and debt securities	$1,442.2	$—	$—	$1,442.2
Preferred shares/income notes of CLOs	79.8	—	—	79.8
Equity securities	270.8	—	—	270.8
Commercial real estate finance	40.9	—	—	40.9

Total portfolio	$1,833.7	$—	$—	$1,833.7

              The table below sets forth a summary of changes in Allied Capital's assets measured at fair value using Level 3 inputs.

	Private Finance
($ in millions)	Loans and Debt Securities	Preferred Shares/ Income Notes of CLOs	Other Equity Securities	Commercial Real Estate Finance	Total
Balance at December 31, 2009	$1,690.6	$86.4	$298.3	$55.8	$2,131.1
Total gains or losses
Net realized gains (losses)(1)	(33.7)	(20.5)	(19.5)	—	(73.7)
Net change in unrealized appreciation or depreciation(2)	125.1	58.9	(128.2)	(15.6)	40.2
Purchases, issuances, repayments and exits, net(3)	(339.8)	(45.0)	120.2	0.7	(263.9)
Transfers in and/or out of level 3	—	—	—	—	—

Balance at March 31, 2010	$1,442.2	$79.8	$270.8	$40.9	$1,833.7

Net unrealized appreciation (depreciation) during the period relating to assets still held at the reporting date(2)	$79.2	$34.9	$(147.2)	$(15.6)	$(48.7)

(1)
Includes net realized gains (losses) (recorded as realized gains or losses in the accompanying consolidated statement of operations), and amortization of discounts and closing points (recorded as interest income in the accompanying consolidated statement of operations).

(2)
Included in change in net unrealized appreciation or depreciation in the accompanying consolidated statement of operations. Net change in unrealized appreciation or depreciation includes net unrealized appreciation (depreciation) resulting from changes in portfolio investment values during the reporting period and the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. The net change in unrealized appreciation or depreciation in the consolidated statement of operations also includes the change in value of escrow and other receivables from portfolio companies that are included in other assets on the consolidated balance sheet.

(3)
Includes interest and dividend income reinvested through the receipt of a debt or equity security (payment-in-kind income) (recorded as interest and dividend income in the accompanying consolidated statement of operations).

Note 4. Debt

              At March 31, 2010, and December 31, 2009, Allied Capital had outstanding debt at par as follows:

	March 31, 2010		December 31, 2009
($ in millions)	Facility Amount	Amount Drawn	Facility Amount		Amount Drawn
Notes payable:
Privately issued senior secured term debt	$137.0	$137.0	$—		$—
Privately issued secured notes payable	—	—	673.2	(1)	$673.2	(1)
Publicly issued unsecured notes payable	745.5	745.5	745.5		745.5

Total notes payable	882.5	882.5	1,418.7		1,418.7
Bank term debt	—	—	41.1		41.1

Total debt	$882.5	$882.5	$1,459.8		$1,459.8

(1)
The privately issued secured notes payable on the consolidated balance sheet are shown net of OID of approximately $33.8 million as of December 31, 2009.

              Privately Issued Debt.    At March 31, 2010, Allied Capital had outstanding privately issued senior secured term debt of $137.0 million. This debt was issued on January 29, 2010 and bears interest at a rate of LIBOR plus 450 basis points.

              The privately issued secured notes payable and the bank term debt outstanding at December 31, 2009 were repaid in full on January 29, 2010. In addition, in connection with this repayment, Allied Capital applied the $50 million restructuring fee paid at closing of the August 2009 restructuring toward the principal balance of these notes. This $50 million, net of unamortized costs associated with these notes, resulted in a net gain on the repurchase of debt of $5.0 million during the three months ended March 31, 2010. Allied Capital also incurred a loss on extinguishment of debt of $7.0 million during the three months ended March 31, 2010, primarily as a result of a 1% exit fee associated with each prepayment of the privately issued senior secured term debt and the related unamortized costs associated with the debt being repaid.

              Concurrent with the Acquisition by Ares Capital on April 1, 2010, Ares Capital repaid in full the remaining amounts outstanding under Allied Capital's privately issued senior secured term debt. See Note 13—Subsequent Events.

              Publicly Issued Unsecured Notes Payable.    At March 31, 2010, Allied Capital had outstanding publicly issued unsecured notes as follows:

($ in millions)	Amount	Maturity Date
6.625% Notes due 2011	$319.9	July 15, 2011
6.000% Notes due 2012	195.6	April 1, 2012
6.875% Notes due 2047	230.0	April 15, 2047

Total	$745.5

              The 6.625% Notes due 2011 and the 6.000% Notes due 2012 require payment of interest semi-annually, and all principal is due upon maturity. Allied Capital has the option to redeem these notes in whole or in part, together with a redemption premium, as stipulated in the notes.

              The 6.875% Notes due 2047 require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time on or after April 15, 2012, at par and upon the occurrence of certain tax events as stipulated in the notes.

              In addition, these publicly issued notes may be purchased in the market to the extent permitted by the 1940 Act.

              Scheduled Maturities.    Scheduled future maturities of notes payable at March 31, 2010, were as follows:

	Amount Maturing
($ in millions) Year	Privately Issued Senior Secured Term Debt	Publicly Issued Unsecured Notes Payable	Total
2010	$—	$—	$—
2011	137.0	319.9	456.9
2012	—	195.6	195.6
2013	—	—	—
2014	—	—	—
Thereafter	—	230.0	230.0

Total	$137.0	$745.5	$882.5

    Fair Value of Debt

              Allied Capital records debt at cost. The fair value of Allied Capital's outstanding debt was approximately $0.8 billion and $1.3 billion at March 31, 2010 and December 31, 2009, respectively. The fair value of Allied Capital's publicly issued 6.875% Notes due 2047 was determined using the market price of the retail notes at March 31, 2010 and December 31, 2009. The fair value of Allied Capital's other debt was determined based on quoted prices where available or market interest rates for similar instruments as of the balance sheet dates.

Note 5. Guarantees and Commitments

              In the ordinary course of business, Allied Capital has issued guarantees on behalf of certain portfolio companies. As of March 31, 2010, and December 31, 2009, Allied Capital had issued guarantees of debt and rental obligations aggregating $9.1 million and $9.1 million, respectively. Under these arrangements, Allied Capital would be required to make payments to third parties if the portfolio companies were to default on their related payment. The maximum amount of potential future payments was $9.1 million and $9.1 million at March 31, 2010, and December 31, 2009, respectively.

              As of March 31, 2010, the guarantees expired as follows:

(in millions)	Total	2010	2011	2012	2013	2014	After 2014
Guarantees	$9.1	$8.2	$—	$0.1	$—	$—	$0.8

Total	$9.1	$8.2	$—	$0.1	$—	$—	$0.8

              In the ordinary course of business, Allied Capital enters into agreements with service providers and other parties that may contain provisions for Allied Capital to indemnify and guaranty certain minimum fees to such parties under certain circumstances.

              At March 31, 2010, Allied Capital had outstanding commitments to fund investments totaling $144.2 million, including $137.0 million related to private finance investments and $7.2 million related to commercial real estate finance investments.

Note 6. Shareholders' Equity

              Allied Capital did not sell any common stock during the three months ended March 31, 2010 or 2009.

              There were no stock options exercised during the three months ended March 31, 2010 and 2009, respectively. However, on April 1, 2010, in connection with the Acquisition by Ares Capital, all outstanding unvested options became vested in accordance with Allied Capital's stock option plan and were cancelled and settled in either cash or shares of Ares Capital stock at the election of the option holder pursuant to the terms of the merger agreement with Ares Capital and the underlying option agreements. See Note 13—Subsequent Events.

              On March 26, 2010, the Board of Directors declared a special dividend of $0.20 per share payable to stockholders of record on March 26, 2010. The dividend was funded at the closing of the merger with Ares Capital and was paid to stockholders promptly thereafter.

Note 7. Earnings Per Common Share

              Earnings per common share for the three months ended March 31, 2010 and 2009, were as follows:

	For the Three Months Ended March 31,
(in millions, except per share amounts)	2010	2009
Net increase (decrease) in net assets resulting from operations	$(35.3)	$(347.7)

Weighted average common shares outstanding—basic	179.9	178.7
Dilutive options outstanding	—	—

Weighted average common shares outstanding—diluted	179.9	178.7

Basic earnings (loss) per common share	$(0.20)	$(1.95)

Diluted earnings (loss) per common share	$(0.20)	$(1.95)

Note 8. Stock Option Plan

              The purpose of the stock option plan is to provide officers and non-officer directors of Allied Capital with additional incentives. Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted. The options granted to officers generally vest ratably over up to a three year period. Options granted to non-officer directors vest on the grant date.

              All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of Allied Capital for any cause other than death or total and permanent disability. In the event of a change of control of Allied Capital, all outstanding options will become fully vested and exercisable as of the change of control.

              Effective upon the closing of the Acquisition by Ares Capital on April 1, 2010, all outstanding unvested options became immediately vested in accordance with the stock option plan and were cancelled and settled in either cash or shares of Ares Capital stock at the election of the option holder pursuant to the terms of the merger agreement with Ares Capital and the underlying option agreements. See Note 13—Subsequent Events.

Note 9. Dividends and Distributions and Taxes

              At December 31, 2009, Allied Capital estimated that it did not have excess taxable income available for distribution to shareholders in 2010. On March 26, 2010, the Board of Directors declared a special dividend of $0.20 per share payable to stockholders of record on March 26, 2010. The dividend was funded at the closing of the Acquisition by Ares Capital and was paid to stockholders promptly thereafter.

              Allied Capital had cumulative deferred taxable income related to installment sale gains of approximately $44.4 million as of December 31, 2009. These gains have been recognized for financial reporting purposes in the respective years they were realized, but are generally deferred for tax purposes until the notes or other amounts received from the sale of the related investments are collected in cash. These installment gains as of December 31, 2009 will be recognized for tax purposes in future years as certain notes received from the sale of the related investments are sold or repaid.

              Allied Capital's consolidated subsidiary, AC Corp, is subject to federal and state income taxes. For the three months ended March 31, 2010 and 2009, AC Corp's income tax expense (benefit) was $1.2 million and ($0.4) million, respectively.

Note 10. Supplemental Disclosure of Cash Flow Information

              Allied Capital paid interest of $26.2 million and $33.2 million, respectively, for the three months ended March 31, 2010 and 2009. Allied Capital paid income taxes, including excise taxes (net of refunds), of $0.1 million and $3.0 million for the three months ended March 31, 2010 and 2009, respectively.

              Non-cash operating activities for the three months ended March 31, 2010 and 2009, totaled $186.8 million and $58.7 million, respectively. Non-cash operating activities for the three months ended March 31, 2010 and 2009, resulted from the exchange of existing debt securities, including accrued interest (if any), and common stock of portfolio companies for new debt and equity securities.

Note 11. Financial Highlights

	At and for the Three Months Ended March 31,		At and for the Year Ended December 31, 2009
	2010(1)	2009
Per Common Share Data
Net asset value, beginning of period	$6.66	$9.62	$9.62

Net investment income (loss)(2)	(0.01)	0.16	0.31
Net realized gains (losses)(2)(3)	(0.40)	(0.15)	(2.02)

Net investment income (loss) plus net realized gains (losses)(2)	(0.41)	0.01	(1.71)
Net change in unrealized appreciation or depreciation(2)(3)	0.22	(1.96)	(0.98)
Gain on repurchase of debt	0.03	—	0.47
Loss on extinguishment of debt	(0.04)	—	(0.69)

Net increase (decrease) in net assets resulting from operations(2)	(0.20)	(1.95)	(2.91)

Decrease in net assets from shareholder distributions	(0.20)	—	—

Net increase (decrease) in net assets from capital share transactions(2)	—	—	(0.05)

Net asset value, end of period	$6.27	$7.67	$6.66

Market value, end of period	$4.77	$1.59	$3.61
Total return(4)	37.7%	(40.9)%	(34.2)%
Ratios and Supplemental Data ($ and shares in millions, except per share amounts)
Ending net assets	$1,127.1	$1,369.8	$1,198.2
Common shares outstanding at end of period	179.9	178.7	179.9
Diluted weighted average common shares outstanding	179.9	178.7	179.0
Employee, employee stock option and administrative expenses/average net assets(5)	2.69%	1.40%	6.12%
Total operating expenses/average net assets(5)(6)	4.72%	4.41%	18.86%
Income tax expense (benefit), including excise tax/average net assets(5)	0.10%	(0.02)%	0.41%
Net investment income (loss)/average net assets(5)	(0.18)%	1.91%	4.07%
Net increase (decrease) in net assets resulting from operations/average net assets(5)	(3.04)%	(22.52)%	(38.18)%
Portfolio turnover rate(5)	1.02%	1.25%	4.80%
Average debt outstanding	$1,086.7	$1,945.0	$1,753.7
Average debt per share(2)	$6.04	$10.88	$9.80

(1)
The results for the three months ended March 31, 2010, are not necessarily indicative of the operating results to be expected for the full year.

(2)
Based on diluted weighted average number of common shares outstanding for the period.

(3)
Net realized gains (losses) and net change in unrealized appreciation or depreciation can fluctuate significantly from period to period. As a result, quarterly comparisons may not be meaningful.

(4)
Total return assumes the reinvestment of all dividends paid for the periods presented.

(5)
The ratios for the three months ended March 31, 2010 and 2009, do not represent annualized results.

(6)
Includes 0.20% for the effect of the impairment of long-lived asset during the year ended December 31, 2009, and the three months ended March 31, 2009.

Note 12. Litigation

              On June 23, 2004, Allied Capital was notified by the SEC that the SEC was conducting an informal investigation of Allied Capital. The investigation related to the valuation of securities in Allied Capital's private finance portfolio and other matters. On June 20, 2007, Allied Capital announced that it entered into a settlement with the SEC that resolved the SEC's informal investigation. As part of the settlement and without admitting or denying the SEC's allegations, Allied Capital agreed to the entry of an administrative order. In the order the SEC alleged that, between June 30, 2001, and March 31, 2003, Allied Capital did not maintain books, records and accounts which, in reasonable detail, supported or accurately and fairly reflected valuations of certain securities in Allied Capital's private finance portfolio and, as a result, did not meet certain recordkeeping and internal controls provisions of the federal securities laws. In the administrative order, the SEC ordered Allied Capital to continue to maintain certain of its current valuation-related controls. Specifically, Allied Capital: (1) continued to employ a Chief Valuation Officer, or a similarly structured officer-level employee, to oversee its quarterly valuation processes; and (2) continued to employ third-party valuation consultants to assist in its quarterly valuation processes.

              On December 22, 2004, Allied Capital received letters from the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding Allied Capital and Business Loan Express, LLC (currently known as Ciena Capital LLC) in connection with a criminal investigation relating to matters similar to those investigated by and settled with the SEC as discussed above. Allied Capital produced materials in response to the requests from the U.S. Attorney's office and certain current and former employees were interviewed by the U.S. Attorney's Office. Allied Capital has voluntarily cooperated with the investigation.

              In late December 2006, Allied Capital received a subpoena from the U.S. Attorney for the District of Columbia requesting, among other things, the production of records regarding the use of private investigators by Allied Capital or its agents. The Board established a committee, which was advised by its own counsel, to review this matter. In the course of gathering documents responsive to the subpoena, Allied Capital became aware that an agent of Allied Capital obtained what were represented to be telephone records of David Einhorn and which purport to be records of calls from Greenlight Capital ("Greenlight") during a period of time in 2005. Also, while Allied Capital was gathering documents responsive to the subpoena, allegations were made that Allied Capital's management had authorized the acquisition of these records and that management was subsequently advised that these records had been obtained. Allied Capital's management has stated that these allegations are not true. Allied Capital has cooperated fully with the inquiry by the U.S. Attorney's Office.

              A number of lawsuits were filed by stockholders of Allied Capital challenging the Acquisition by Ares Capital. These include: (1) In re Allied Capital Corporation Shareholder Litigation, Case No. 322639-V (Circuit Court for Montgomery County, Maryland) (the "Maryland action"); (2) Sandler v. Walton, et al., Case No. 2009 CA 008123 B (Superior Court for the District of Columbia), which was consolidated with Wienecki v. Allied Capital Corporation, et al., Case No. 2009 CA 008541 B (Superior Court for the District of Columbia) (the "D.C. Superior Court action"); and (3) Ryan v. Walton, et al., Case No. 1:10-CV-000145-RMC (United States District Court for the District of Columbia) (the "D.C. Federal Court action"). The suits were filed after the entry by Allied Capital, Ares Capital and ARCC Odyssey Corp. ("Merger Sub") into the Agreement and Plan of Merger (the "Merger Agreement") and the announcement of the Acquisition by Ares Capital on October 26, 2009, either as putative stockholder class actions, shareholder derivative actions or both. All of the actions asserted similar claims against the members of Allied Capital's board of directors alleging that the

Merger Agreement was the product of a flawed sales process and that Allied Capital's directors breached their fiduciary duties by agreeing to a structure that was not designed to maximize the value of Allied Capital's stockholders, by failing to adequately value and obtain fair consideration for Allied Capital's shares and by improperly rejecting competing offers by Prospect Capital Corporation. They also claimed that Ares Capital (and, in several cases, Merger Sub, and, in several other cases, Allied Capital) aided and abetted the directors' alleged breaches of fiduciary duties. In addition, in Ryan v. Walton, et al., the plaintiffs also alleged violations of Rule 14a-9(a) under the Securities Exchange Act of 1934. All of the actions demanded, among other things, a preliminary and permanent injunction enjoining the merger and rescinding the transaction or any part thereof that may be implemented.

              On March 2, 2010, the plaintiffs in the Maryland action, Allied Capital and Ares Capital reached an agreement in principle to settle the Maryland action on terms and conditions substantially similar to those set forth in a Stipulation of Settlement dated March 17, 2010. Although Allied Capital and Ares Capital believe that the disclosures already provided were thorough and complete, in connection with the settlement Allied Capital and Ares Capital agreed to make certain additional disclosures that are contained in the Supplement to the Joint Proxy Statement, dated March 8, 2010, and pay attorney fees for the plaintiffs in the Maryland action certain of their fees and expenses. The settlement has been preliminarily approved by the Maryland court. The settlement is subject to final settlement documentation and final approval by the Maryland court, after, among other things, notice is provided to the stockholders of Allied Capital.

              On March 19, 2010, the plaintiffs in the D.C. Federal Court action, Allied Capital and Ares Capital reached an agreement in principle to settle the D.C. Federal Court action. The D.C. Federal Court action and the D.C. Superior Court action were stayed on March 22, 2010 and March 26, 2010, respectively, in contemplation of dismissal with prejudice once the settlement of the Maryland action has been finally approved by the Maryland court. On April 15, 2010, the plaintiffs in the D.C. Superior Court action, Allied Capital and Ares Capital reached an agreement in principle to settle the D.C. Superior Court action. The parties to the Maryland action, the D.C. Federal Court action, and the D.C. Superior Court action have entered into, and filed with the Maryland court, an Amended Stipulation of Settlement, which provides for, among other things, settlement of all the actions described above.

              A final hearing on the settlement is scheduled to be held on July 29, 2010 before the Maryland court. There can be no assurance that the proposed settlement will be finalized or that the Maryland court will approve the proposed settlement. The proposed settlement terms, which require court approval, provide that the Maryland action will be dismissed with prejudice against all defendants.

              Allied Capital, Ares Capital and the other defendants have vigorously denied all liability with respect to the facts and claims alleged in the actions. The proposed settlement is not, and should not be construed as, an admission of wrongdoing or liability by any defendant. The parties considered it desirable that the actions described above be settled to avoid the expense, risk, inconvenience and distraction of continued litigation and to fully resolve the claims involved in these actions.

              In addition, Allied Capital is party to certain lawsuits in the normal course of business. Furthermore, third parties may try to seek to impose liability on Allied Capital in connection with the activities of its portfolio companies. For a discussion of civil investigations being conducted regarding the lending practice of Ciena Capital LLC, a portfolio company of Allied Capital, see Note 3—Portfolio—Ciena Capital LLC and Note 13—Subsequent Events.

              While the outcome of any of the open legal proceedings described above cannot at this time be predicted with certainty, Allied Capital does not expect these matters will materially affect its financial condition or results of operations.

Note 13. Subsequent Events

              On October 26, 2009, Allied Capital entered into a definitive agreement to be acquired by Ares Capital in the Acquisition by Ares Capital. The boards of directors of both companies each unanimously approved the Acquisition by Ares Capital and on March 26, 2010, Allied Capital's stockholders approved the merger and the stockholders of Ares Capital approved the issuance of Ares Capital common stock to Allied Capital's shareholders. Allied Capital and Ares Capital consummated the Acquisition by Ares Capital on April 1, 2010 in a transaction valued at approximately $908 million as of the closing date. Concurrent with the Acquisition by Ares Capital, Ares Capital repaid in full the remaining amounts outstanding under Allied Capital's privately issued senior secured term debt.

              In connection with the closing of the Acquisition by Ares Capital, Allied Capital incurred employee, employee stock option and administrative costs, net of tax, which are not included in the Statement of Operations for the three months ended March 31, 2010. These expenses, which were directly related to the closing of the transaction on April 1, 2010, were as follows:

($ in millions)
Severance, change in control payments and payroll taxes	$39.8
Investment banking fees	8.2
Expense associated with acceleration of stock option vesting	6.8
Professional and other fees	1.4
Income tax benefit	(1.8)

Total	$54.4

              On April 15, 2010, the plaintiffs in the D.C. Superior Court action, Allied Capital and Ares Capital reached an agreement in principle to settle the D.C. Superior Court action. On July 29, 2010, the Maryland court issued an order approving the settlement and dismissing all claims against the defendants in the Maryland action. On August 3, 2010, the D.C. Federal Court dismissed the D.C. Federal Court action. On August 10, 2010, the D.C. Superior Court dismissed the D.C. Superior Court action.

              On May 5, 2010, Ciena filed in the Bankruptcy Court proceeding described in Note 3 above a motion for approval of certain settlement agreements between Ciena, Allied Capital (and Ares Capital as its successor by merger), and certain former employees of Ciena and Allied Capital on the one hand and the United States on behalf of the Small Business Administration, and certain other parties on the other hand. The settlement agreements collectively settle certain (but not all) investigations, audits, reviews, and litigation referenced in Note 3. The settlement agreements are subject to approval by the Bankruptcy Court and entry of a dismissal order by the United States District Court for the Northern District of Georgia to become effective. If the settlement agreements are approved, Ciena will, among other things, grant the United States an allowed general unsecured claim in an amount such that the United States receives, on the effective date of Ciena's chapter 11 plan, cash distributions totaling $10.1 million. The settlement terms also establish operating covenants under which Ciena will continue to service SBA related loans. There can be no assurance, however, that such settlement will be finalized, that the Bankruptcy Court will approve such settlement, or that the United States District Court for the Northern District of Georgia will enter such dismissal order .

              Note that the remaining investigations, audits, reviews, and litigation may continue to have a material adverse impact on Ciena. Ciena's voluntary filing for bankruptcy protection, current regulatory issues, ongoing investigations, and litigation have been considered in performing the valuation of Ciena at March 31, 2010 and December 31, 2009. See also Note 3—Portfolio, Ciena Capital LLC.

10,000,000 Shares

Common Stock

PROSPECTUS SUPPLEMENT

Wells Fargo Securities

BofA Merrill Lynch

SunTrust Robinson Humphrey

Deutsche Bank Securities

Morgan Stanley

BB&T Capital Markets

BMO Capital Markets

Stifel Nicolaus Weisel

JMP Securities

November             , 2010